                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22127

                        RIVERSOURCE VARIABLE SERIES TRUST
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 12/31

Date of reporting period: 6/30

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE

VARIABLE PORTFOLIO FUNDS

SEMIANNUAL REPORT
FOR THE PERIOD ENDED JUNE 30, 2008

References to "Fund" throughout this semiannual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Partners Variable Portfolio - Fundamental Value Fund
  (formerly RiverSource Variable Portfolio - Fundamental Value Fund)

RiverSource Partners Variable Portfolio - Select Value Fund
  (formerly RiverSource Variable Portfolio - Select Value Fund)

RiverSource Partners Variable Portfolio - Small Cap Value Fund
  (formerly RiverSource Variable Portfolio - Small Cap Value Fund)

RiverSource Variable Portfolio - Balanced Fund
RiverSource Variable Portfolio - Cash Management Fund
RiverSource Variable Portfolio - Diversified Bond Fund
RiverSource Variable Portfolio - Diversified Equity Income Fund
RiverSource Variable Portfolio - Global Bond Fund
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - Growth Fund
RiverSource Variable Portfolio - High Yield Bond Fund
RiverSource Variable Portfolio - Income Opportunities Fund
RiverSource Variable Portfolio - Large Cap Equity Fund
RiverSource Variable Portfolio - Large Cap Value Fund
RiverSource Variable Portfolio - Mid Cap Growth Fund
RiverSource Variable Portfolio - Mid Cap Value Fund
RiverSource Variable Portfolio - S&P 500 Index Fund
RiverSource Variable Portfolio - Short Duration U.S. Government Fund RiverSource Variable Portfolio - Small Cap Advantage Fund
Threadneedle Variable Portfolio - Emerging Markets Fund
  (formerly RiverSource Variable Portfolio - Emerging Markets Fund)

Threadneedle Variable Portfolio - International Opportunity Fund

  (formerly RiverSource Variable Portfolio - International Opportunity Fund)

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS

2008 SEMIANNUAL REPORT
The purpose of this semiannual report is to tell investors how the Fund performed.

RIVERSOURCE PARTNERS VP - FUNDAMENTAL VALUE FUND
Portfolio Management Q&A.......................    2
Top Ten Holdings...............................    3
RIVERSOURCE PARTNERS VP - SELECT VALUE FUND
Portfolio Management Q&A.......................    4
Top Ten Holdings...............................    7
RIVERSOURCE PARTNERS VP - SMALL CAP VALUE FUND
Portfolio Management Q&A.......................    8
Top Ten Holdings...............................   11
RIVERSOURCE VP - BALANCED FUND
Portfolio Management Q&A.......................   12
Top Ten Holdings...............................   14
RIVERSOURCE VP - CASH MANAGEMENT FUND
Portfolio Management Q&A.......................   15
RIVERSOURCE VP - DIVERSIFIED BOND FUND
Portfolio Management Q&A.......................   17
Top Ten Corporate Bond Holdings................   19
RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A.......................   20
Top Ten Holdings...............................   22
RIVERSOURCE VP - GLOBAL BOND FUND
Portfolio Management Q&A.......................   23
Top Ten Holdings...............................   25
RIVERSOURCE VP - GLOBAL INFLATION PROTECTED
  SECURITIES FUND
Portfolio Management Q&A.......................   26
RIVERSOURCE VP - GROWTH FUND
Portfolio Management Q&A.......................   28
Top Ten Holdings...............................   30
RIVERSOURCE VP - HIGH YIELD BOND FUND
Portfolio Management Q&A.......................   31
Top Ten Corporate Bond Holdings................   33
RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Portfolio Management Q&A.......................   34
Top Ten Corporate Bond Holdings................   36
RIVERSOURCE VP - LARGE CAP EQUITY FUND
Portfolio Management Q&A.......................   37
Top Ten Holdings...............................   39
RIVERSOURCE VP - LARGE CAP VALUE FUND
Portfolio Management Q&A.......................   40
Top Ten Holdings...............................   42
RIVERSOURCE VP - MID CAP GROWTH FUND
Portfolio Management Q&A.......................   43
Top Ten Holdings...............................   45
RIVERSOURCE VP - MID CAP VALUE FUND
Portfolio Management Q&A.......................   46
Top Ten Holdings...............................   47
RIVERSOURCE VP - S&P 500 INDEX FUND
Portfolio Management Q&A.......................   48
Top Ten Holdings...............................   50
RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Portfolio Management Q&A.......................   51
RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A.......................   53
Top Ten Holdings...............................   55
THREADNEEDLE VP - EMERGING MARKETS FUND
Portfolio Management Q&A.......................   56
Top Ten Holdings...............................   58
THREADNEEDLE VP - INTERNATIONAL OPPORTUNITY FUND
Portfolio Management Q&A.......................   59
Top Ten Holdings...............................   61
FUND EXPENSES EXAMPLES.........................   62
FINANCIAL STATEMENTS...........................   68
NOTES TO FINANCIAL STATEMENTS..................   88
PORTFOLIO OF INVESTMENTS.......................  124
APPROVAL OF INVESTMENT MANAGEMENT SERVICES
  AGREEMENT                                      238
PROXY VOTING...................................  240

RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes funds branded "RiverSource Variable Portfolio," "RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio" (the "funds" or the "RiverSource Variable Portfolio Funds"). These funds share the same Board of Trustees and officers. RiverSource Variable Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated insurance companies. The RiverSource complex of funds also includes mutual funds available for direct investment. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  1

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or to any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

PORTFOLIO MANAGEMENT Q&A

RiverSource Partners VP - Fundamental Value Fund

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource Partners VP - Fundamental Value Fund      -10.78%

S&P 500 Index (unmanaged)                             -11.91%

Russell 1000(R) Value Index (unmanaged)               -13.57%

Lipper Large Cap Value Funds Index                    -10.80%

Lipper Large Cap Value Funds Index                    -12.62%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

On Jan. 1, 2008, the Russell 1000 Value Index was eliminated as the secondary benchmark for the Fund. Information on the S&P 500 Index and Russell 1000 Value Index will be included for a one year transition period. In the future, however, only the S&P 500 Index, which will continue to be the Fund's primary benchmark, will be included.

On Jan. 1, 2008, the Lipper Large-Cap Core Funds Index replaced the Lipper Large-Cap Value Funds Index for purposes of determining performance incentive adjustment. The Fund's performance will be compared to a 12 month blended index

RiverSource Partners VP - Fundamental Value Fund declined 10.78% for the six months ended June 30, 2008. The Fund outperformed its benchmark, the S&P 500 Index, which declined 11.91% and outperformed the Russell 1000(R) Value Index (Russell Index), which fell 13.57% during the same period. The Fund also outperformed its peer group as represented by the Lipper Large-Cap Core Funds Index, which lost 10.80%, and the Lipper Large-Cap Value Funds Index, which declined 12.62%.

Davis Selected Advisers, L.P. (Davis), an independent money management firm, manages the Fund's portfolio.

Q: What factors most significantly affected the Fund's performance?

A: Energy was a top performing sector during the period and energy companies were the most important contributors to the Fund's relative performance. Names that offered significant outperformance included ConocoPhillips, Occidental Petroleum, Devon Energy, EOG Resources and Canadian Natural Resources.

   The financials sector, one of the worst performing sectors during the six-month period, was a drag on performance. Notably, the Fund's financial companies holdings did better than their counterparts within the sector, a testament to our stock selection process. Two financial companies with significant positive performance were Millea Holdings (name changed to Tokio Marine Holdings in July 2008) and Visa, which we purchased in March. Still, these contributors were outpaced by detractors such as American International Group (AIG), Wachovia, American Express, Berkshire Hathaway, JPMorgan Chase, and Merrill Lynch.

return that reflects the performance of the Lipper Large-Cap Core Funds Index (current index) for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the Lipper Large-Cap Value Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

--------------------------------------------------------------------------------

 2 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Fundamental Value Fund

Q: What changes did you make to the portfolio during the period?

A: Davis Advisors' long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

   Consistent with our low turnover strategy, only two companies, American International Group (AIG) and Microsoft, dropped out of the Fund's top ten holdings and now rank among the Fund's top 15 holdings. Two new additions to the Fund's top ten holdings were EOG Resources and Loews. Both companies were top 15 holdings at the beginning of the year. We made substantial additions to the existing position in Loews over the six-month period.

Q: How are you positioning the portfolio going forward?
A: We have identified a number of investment opportunities in foreign companies. The Fund ended the period with approximately 13% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund contributed to relative performance during the semiannual period. We have built a portfolio that is quite different in composition from the broad market. The Fund's investment strategy is to perform extensive research and buy companies with durable earnings at prices below our estimates of intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

  TOTAL                   NET EXPENSES(A)
  0.99%                     0.95%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.03%), will not exceed 0.98%.

AVERAGE ANNUAL TOTAL RETURN

 at June 30, 2008

 6 months*                            -10.78%
 1 year                               -12.82%
 Since inception (5/1/06)              +0.56%

 * Not annualized.


SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Financials                                                   28.3%
Energy                                                       20.2%
Consumer Staples                                             14.1%
Consumer Discretionary                                        9.8%
Information Technology                                        9.4%
Cash & Cash Equivalents                                       6.1%
Other(1)                                                     12.1%

 (1) Includes Industrials 4.6%, Materials 3.6%, Health Care 3.3% and Telecommunication Services 0.6%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Costco Wholesale                      5.0%              $45,021,462
 ConocoPhillips                        4.5                40,518,794
 Occidental Petroleum                  4.1                37,024,117
 Devon Energy                          4.0                36,431,310
 Berkshire Hathaway Cl B               3.9                35,654,644
 EOG Resources                         3.8                34,508,224
 American Express                      3.3                29,593,929
 JPMorgan Chase & Co                   3.1                28,357,215
 Loews                                 2.5                22,745,093
 Philip Morris Intl                    2.5                22,480,847

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 36.7% of portfolio assets

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  3

PORTFOLIO MANAGEMENT Q&A

RiverSource Partners VP - Select Value Fund

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource Partners VP - Select Value Fund            -7.42%

Russell Midcap(R) Value Index (unmanaged)              -8.58%

Russell 3000(R) Value Index (unmanaged)               -13.28%

Lipper Mid-Cap Value Index                             -7.62%

Lipper Multi-Cap Value Funds Index                    -12.64%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.*

The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.*

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.**

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.**

On Jan. 1, 2008, the Russell 3000 Value Index was replaced with the Russell Midcap Value Index, which will be used as the Fund's primary benchmark going forward. Information on both indexes will be included for a one year transition period. In the future, however, only the Russell Midcap Value Index will be included.

 * Recently, the Fund's Investment manager recommended to the Fund that the Fund change its comparative index from the Russell 3000 Value Index to the Russell Midcap Value Index. The Investment Manager made this recommendation because the new index more closely aligns to the Fund's investment strategy.

** On Jan. 1, 2008, the Lipper Mid-Cap Value Funds Index replaced the Lipper
   Multi-Cap Value Funds Index for purposes of determining the performance incentive adjustment. The Fund's performance will be compared to a 12 month blended index return that reflects the performance of the Lipper Mid-Cap Value Funds Index (current index) for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the Lipper Multi-Cap Value Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

RiverSource Partners VP - Select Value Fund declined 7.42% for the semiannual period ended June 30, 2008, outperforming the Fund's benchmark, the Russell Midcap(R) Value Index (Russell Index,) which fell 8.58% and its former benchmark, the Russell 3000(R) Value Index, which fell 13.28%. The Fund also outperformed its peer group, as represented by the Lipper Mid-Cap Value Funds Index, which declined 7.62% and outperformed the Lipper Multi-Cap Value Funds Index, which decreased 12.64% for the same period.

Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE), both independent money management firms, manage portions of the Fund. As of June 30, 2008, Systematic managed approximately 56% of the Fund, while WEDGE managed approximately 44% of the Fund.

Q: What factors most significantly affected your portion of the Fund's performance during the period?

A: SYSTEMATIC: The primary driver of our portion of the Fund's performance was superior stock selection, especially within the consumer discretionary, staples and financial sectors. Conversely, our selections within the health care and energy sectors detracted slightly from performance. Overall, sector allocation, specifically our portion of the Fund's underweight in materials and energy relative to the Russell Index, detracted slightly from performance.

   One example of a security that was beneficial to our portion of the portfolio was Noble Energy Inc. During the first half of 2008, the company showed solid execution as production rates continued to come in at the high end of expectations. After seeing management present at several conferences over the last quarter, we have increased confidence in the company's exploration prospects and believe their pipeline is very healthy. Furthermore, we are very positive on the company's relatively high exposure to oil prices, and expect to see further positive earnings revisions as the market catches up on the commodity assumptions.

   BJ's Wholesale Club has also experienced a positive earnings surprise and higher earnings estimate revision trends. The key drivers behind these trends are improving same store sales and merchandise margins. They continue to execute their strategy of driving higher memberships, reducing unprofitable merchandise items and making store investments. The strength in fundamentals, combined with the stock trading at a material discount relative to competitor Costco on multiples of both earnings and cash flow, make BJ's Wholesale Club attractive.

--------------------------------------------------------------------------------

 4 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Select Value Fund

   Over the past six moths, the hardest hit selection in our portion of the Fund was Thornburg Mortgage Inc. Shares were hit hard during the recent financial turmoil. The company, classified as a mortgage real estate investment trust
   (REIT), makes leveraged investments in high-quality mortgage-backed securities with its available capital. In February, the company posted a positive earnings surprise and consensus earnings estimates on Wall Street were subsequently revised upwards by approximately 50%. Shockingly thereafter, in an unexpected series of events, the company's solvency was tested during early to mid-March. While the underlying credit quality of the mortgage-backed securities in which they invest remained strong throughout this crisis, the liquidity in the market for these securities dried up, as a number of firms sought to decrease their exposure to this area amid macroeconomic concerns and risk management processes. The lack of liquidity led to markdowns in the value of its holdings and resulted in margin calls that necessitated the forced sale of assets at distressed prices. These sales then led to more margin calls, which the company was initially unable to meet. Given the rapid decline in the company's position and the damage to book value and future earnings power, we elected to sell our position.

   WEDGE: Without a doubt, the first half of 2008 has been extremely challenging, representing the worst first six months for the broad market since 1970 (and worst June since 1930). What began as a collapse in overheated home prices has been exacerbated by a simultaneous rise in oil prices, a rise in food costs, higher unemployment levels, and a consumer confidence level that continues to hit new lows. The deteriorating credit conditions at most financial institutions continue to be one of the largest worries domestically, with investors having difficulty quantifying the scope and duration of their credit woes. Furthermore, we are starting to see this spill over into the commercial and construction lending areas of the market as well. Of course, the Federal Reserve System (the Fed) continues to offer creative steps to increase liquidity and maintain order in the markets. In addition to the traditional tool of reducing the Fed funds and discount rates, the Fed has taken extraordinary steps, including extending credit to primary dealers, intervening in the Bear Stearns collapse, expanding acceptable collateral and coordinating injections of liquidity by central banks. Further efforts, such as economic stimulus checks and intervention on home foreclosures, have also been taken.

   Looking beyond the monetary and credit backdrop, commodity prices have become a major concern, particularly oil, which spiked to over $139 per barrel, seemingly headed for a tripling in price since mid-January of last year. In the last several months alone, oil was up over 50% from its January 2008 low. This begs the question: Why have oil prices increased so quickly while traditional pressures on demand haven't changed exponentially over the last 18 months? One worry is that oil prices are possibly being inflated to unrealistic levels by speculators and institutional investors such as hedge funds, pension funds, sovereign wealth funds, university endowments, etc.

   Additionally, the weak U.S. dollar continued to have a negative impact on the price of oil. Most likely, we have seen the end of rate cuts by the Fed. The threat of inflation has now become a primary concern for the Fed, which must balance this threat with slow economic growth and possible recession. We anticipate the remainder of 2008 will continue to be challenging and uncertain. However, for the patient investor, we believe there are opportunities to be exploited. More than ever, a focus on high quality companies with fortress balance sheets, strong free cash flow, and sustainable earnings growth will be paramount to surviving the economic challenges and preparing to participate in the market turnaround when it finally appears.

   Positive contributors to performance for our portion of the Fund's portfolio included an underweight and stock selection in financials, stock selection in retail (part of the consumer discretionary sector) and stock selection in consumer staples relative to the Russell Index. Therefore, the majority of our positive performance came from three sectors that lagged the broad market fairly significantly, due to the well-publicized challenges noted previously. Of particular note, Safeco, a well-managed insurance company, characterized by conservative underwriting, sophisticated pricing models and agent-friendly products, agreed to be purchased by Liberty Mutual at a substantial premium to its then-current market valuation. Offsetting a portion of those gains were an underweight in larger capitalization and higher price momentum securities, as well as an underweight and stock selection in the energy sector and capital goods industry group. Once again, the energy sector registered superior absolute and relative returns due to the continued escalation of oil prices. While our holdings did well in absolute terms, we did lag the market's outsized 34% energy return. In capital goods, URS, an engineering and construction firm, underperformed. URS management issued disappointing earnings guidance due to a slow-down in public infrastructure project spending related to reduced tax revenue growth and lower margins as a result of higher materials costs.

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  5

RiverSource Partners VP - Select Value Fund

Q: What changes did you make to your portion of the Fund during the period?

A: SYSTEMATIC: Over the course of the past six months, our portion of the Fund's portfolio has decreased its weighting in consumer staples, industrials, utilities and health care, while concurrently increasing its exposure to the financials, information technology and energy sectors.

   We increased our portion of the Fund's exposure to financials during the second quarter, as the weighting in the Russell Index increased dramatically (+4%) due to the annual sector rebalancing. The Fund continues to be underweight in commercial banks and REIT industries within that sector. Our focus has been on companies with strong investment cultures. An example of this focus can be seen in our recent increased weighting within Northern Trust Corp. We believe that fundamentals remain solid and that the company should continue executing as it expands into international and diversified markets with offerings like exchange-traded funds (ETFs). We believe that Northern Trust will continue to benefit from lower rates vs. historical rates. At a recent investor conference, the company's management was very upbeat regarding its growth strategy.

   WEDGE: We added Bank of Hawaii, which has a consumer lending focus with consistently high levels of profitability and good credit quality. This offers a balance to our position in Comerica, which has more of a focus on business lending. Changes in our portion of the Fund's positioning also included diversifying our utility holdings further. We reduced our holdings of Pinnacle West and Idacorp and initiated a position in PG&E, a California-based utility, that trades at a discount to its intrinsic value despite a positive regulatory environment, as well as good growth rates and environmental position. We also added Steelcase Inc., the global leader in office furnishings products, which should benefit over the next several years from margin expansion as a result of low-cost global outsourcing. Additionally, we began to trim our investment in Safeco (following the announcement of their acquisition by Liberty Mutual), and sold URS (due to their disappointing earnings guidance).

Q: How are you positioning your portion of the Fund going forward?

A: SYSTEMATIC: Moving forward, as of June 30, 2008, our portion of the Fund is underweight in the materials, financials, industrials, health care and information technology sectors relative to the Russell Index, while overweight in the consumer discretionary, consumer staples, telecommunication services, utilities and energy sectors.

   WEDGE: Relative to the Russell Index, our portion of the Fund remains underweight in financials and consumer cyclicals, and overweight in technology, health care, and consumer staples. Our portion of the Fund is currently underweight in financials, as we believe the current credit cycle could take some more time to play out. We have diversified our bank holdings further, both geographically and by loan type, while maintaining a below-market exposure to consumer credit. We also remain cautious on the consumer, as falling home prices, increasing gas prices, and other factors are weighing heavy on consumers' financial health. We believe that the technology sector should benefit from attractive valuations as companies look for new ways to increase productivity in a slower growth economy. Likewise, health care should also become increasingly attractive, as the earnings growth rates for most other sectors are more significantly impacted by the challenging economic environment. Our portion of the Fund's overweight in consumer staples offers a defensive posture in the current slow economic growth cycle. Going forward, subject to finding appropriate company fundamentals and reasonable valuations, we will target what we believe are high quality companies with sustainable earnings growth and will also attempt to increase our dividend yield.

--------------------------------------------------------------------------------

 6 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Select Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             2.09%                             1.08%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.05%), will not exceed 1.03%.
AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                             -7.42%
 1 year                               -11.72%
 3 years                               +4.50%
 Since inception (2/4/04)              +6.06%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008

 (PIE CHART)

Financials                                                    25.1%
Utilities                                                     12.3%
Consumer Discretionary                                        11.5%
Information Technology                                        10.8%
Industrials                                                   10.0%
Materials                                                      7.7%
Other(1)                                                      22.6%

 (1) Includes Consumer Staples 6.6%, Energy 6.4%, Health Care 5.2%, Telecommunication Services 1.8% and Cash & Cash Equivalents 2.6%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Noble Energy                          2.0%                $392,184
 AptarGroup                            1.8                  360,770
 BJ's Wholesale Club                   1.8                  356,040
 RR Donnelley & Sons                   1.8                  353,311
 Duke Realty                           1.8                  350,220
 NTELOS Holdings                       1.8                  350,106
 Darden Restaurants                    1.8                  348,146
 Northern Trust                        1.7                  342,850
 Sonoco Products                       1.7                  340,450
 Eaton                                 1.7                  339,880

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 17.9% of portfolio assets

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  7

PORTFOLIO MANAGEMENT Q&A

RiverSource Partners VP - Small Cap Value Fund

RiverSource Partners VP - Small Cap Value Fund's portfolio is managed by five independent money management firms that each invest a portion of Fund assets in small company value stocks with the goal of providing long-term capital appreciation. As of June 30, 2008, River Road Asset Management, LLC (River Road) managed approximately 22%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 20%; Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 20%; Denver Investment Advisors LLC (Denver) managed approximately 19% and Turner Investment Partners, Inc. (Turner) managed approximately 19% of the Fund's assets.

Franklin Portfolio Associates, LLC (Franklin) managed a portion of the fund during some of the reporting period. As of June 7, 2008, Turner Investment Partners, Inc. (Turner) manages the portion previously managed by Franklin. As a new subadvisor for a portion of the Fund, Turner will have investment commentary for the Fund's annual report.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Small Cap Value Fund                  -6.22%

Russell 2000(R) Value Index (unmanaged)                -9.84%

Lipper Small-Cap Value Funds Index                     -8.26%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: How did RiverSource Partners VP - Small Cap Value Fund perform for the semiannual period ended June 30, 2008?

A: RiverSource Partners VP - Small Cap Value Fund declined 6.22% for the six months ended June 30, 2008, outperforming its benchmark, the Russell 2000(R) Value Index (Russell Index), which lost 9.84%. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index (Lipper Index), which fell 8.26% for the period.

Q: What factors most significantly affected the Fund's performance?

A: RIVER ROAD: With skyrocketing oil and natural gas prices, it is not surprising that energy-related holdings in our portion of the portfolio dominated performance during the first half of 2008. Both the weighting and stock selection in this sector contributed to relative outperformance. Three of the top performers during the period were Encore Acquisition Company, Swift Energy, and Complete Production Services.

   We underweighted the troubled financials sector in our portion of the portfolio, which resulted in a significant contribution to performance. While we continue to scour the financials sector for opportunities, we are finding very few companies that meet our investment criteria.

   Within the banking industry, the balance sheets are simply not transparent enough for us to arrive at reasonably confident valuations. The only area where we are having some success is insurance. Late in the first half of the period, Hilb Rogal & Hobbs Co., a holding in our portion of the portfolio, announced that it would be acquired by U.K.-based insurance broker Willis Group. Just prior to that announcement, we also made a small investment in Navigators Group, a specialty underwriter in the property/casualty market whose largest segment is ocean marine insurance.

   The sectors with the largest negative effect on performance in our portion of the portfolio during the period were consumer staples and consumer discretionary. The weakness in these groups is largely a sign of the times, although we are happy to see our discretionary holdings becoming a bit less correlated to the Russell Index. Unfortunately, the consumer staples sector has not been the safe haven it typically is in down markets due to many industries in the sector feeling the pressure of rising energy and other commodity-related expenses.

   DONALD SMITH: Five stocks in our portion of the portfolio had significant gains during the semiannual period: UTStarcom, Quanta Capital, Stillwater Mining, Celestica and Stone Energy. UTStarcom and Celestica

--------------------------------------------------------------------------------

 8 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

   have shown improved results, Stillwater Mining and Stone Energy benefitted from increases in energy and commodity prices, and Quanta Capital received a takeover offer at a significant premium. In general, companies most impacted by higher energy prices and/or a consumer-led slowdown performed poorly, including: Alaska Air, Cooper Tire and Rubber, Dillard's, Louisiana Pacific and Visteon. Semiconductor companies, such as Semiconductor Manufacturing Intl and Spansion, continued to experience weak pricing. Hutchinson Technology and 3Com were two other information technology companies that performed poorly.

   BARROW HANLEY: Our portion of the portfolio benefited from our small exposure to the poorly performing financials sector. Our selections in the information technology and energy sectors contributed significantly to relative performance. Top contributors for the period were Exco Resources, Mentor Graphics Corp. and Encore Acquisition Co. Stock selection and overweighting in the consumer discretionary sector detracted from relative performance. Individual holdings that dragged down performance were Lear Corp., Brooks Automation Inc. and American Axle & Mfg.

   DENVER: The three top contributors to performance were interest-rate sensitive businesses, the transportation sector and the telecommunications services sector.

   Within the interest-rate sensitive businesses, there were three top contributors led by Southwest Securities Group. The company posted two solid quarters this year, driven by three factors: Its strong broker-dealer operations, its clearing operation (which has stabilized under new management), and its thrift business that has benefited from low cost deposits and a relatively conservative loan portfolio. Transportation has continued to be a strong contributor led by our holdings in the dry bulk shipping area. Eagle Bulk Shipping and Genco Shipping & Trading have benefited from the tight supply of vessels, coupled with the continued strong demand for iron ore, coal, and grains in Asia. Adtran, a telecommunications equipment company, has been the largest contributor within the telecommunications services sector this year. New products introduced in 2007 have translated into new customer orders in 2008 that drove returns and cash flows higher.

   Information technology, materials and energy detracted the most from performance in the first half of the year. Technitrol, an electronic components manufacturer, has been moving plant locations to regions with lower labor costs. In the short term, they have found it difficult to overcome some of the resulting redundant operating costs. We continue to remain positive on the longer-term benefits from these moves. It has been difficult to find stocks within the materials sector that meet our criteria for selection. The resulting underweight position relative to the Russell Index has been the largest factor in our underperformance in this sector. Stock selection was also a negative contributor, but there was no specific holding that stood out as the primary cause.

   FRANKLIN: Russell Index returns were led by energy stocks and materials. Consumer discretionary stocks were the relative laggards. Underperformance vs. the benchmark for the portion of the portfolio we managed was a result of bottom-up stock selection, consistent with our process that seeks to minimize exposures to industry/sector, market capitalization and other top-down differences from the benchmark index.

   Electrode manufacturer Graftech International is a holding that performed well. In addition, Oil States International and Perry Ellis International both posted strong first quarter earnings, which drove their shares higher for the period. Holdings that detracted from relative performance were industrial product maker, L.B. Foster, financial holding Boston Private Financial, and Cathay General Bancorp.

Q: What changes did you make to the portfolio during the period?

A: RIVER ROAD: Much of our work during the quarter was directed at striking a balance of exposure to the consumer discretionary and energy sectors in our portion of the portfolio. While we continue to find attractive values in the consumer discretionary sector, given the virtually unabated rise in energy prices, we view the overall exposure of our portion of the Fund to this sector as being too high. We also believe it is especially important in this environment to identify stocks that are not highly correlated to any particular sector. Therefore, we tried to find special situation companies with potential to prosper in a difficult economic environment. Many of these companies fall under the classification of industrials, although few would fit the classic definition of an industrial firm.

   DONALD SMITH: Stillwater Mining was eliminated from our portion of the portfolio after achieving extremely significant appreciation. Positions in Celestica and Integrated Silicon were scaled back after substantial moves. We increased positions in stocks that have performed poorly but remain attractive values, such as Domtar, Semiconductor Manufacturing, Spansion and USEC. New positions initiated in our portion of the portfolio are Cooper Tire and Rubber, Louisiana-Pacific and PNM Resources.

--------------------------------------------------------------------------------

               RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  9

RiverSource Partners VP - Small Cap Value Fund

   BARROW HANLEY: Given our methodology, change in our portion of the portfolio significantly depends on our finding companies with the potential for high fundamental improvement. Alterations to the portfolio are thus evolutionary in nature. During the last six months, the following stocks were eliminated:
   Champion Enterprises Inc., Covenant Transport, Helen of Troy Corp. and Kirby Co. New to the portfolio are Aaron Rents Inc. and Parallel Petroleum Corp.

   DENVER: For risk management purposes, we maintain sector weights within a range of 5% over or under the sector weights of the Russell Index. The overweights and underweights relative to this index are a reflection of our bottom-up stock selection process. During the first half of 2008, we have not made any significant shifts within our sector ranges and remain overweight in transportation, health care and information technology. Our largest underweights continue to be in the materials sector, interest rate-sensitive businesses and real estate investment trusts (REITs). Within the interest rate-sensitive area, we have made modest additions to a few banks, where we have been underexposed for some time and incrementally reduced our overweight position in insurance-related stocks.

   FRANKLIN: For the portion of the portfolio that we managed, we did not make significant changes in our stock selection model or in the weightings of the underlying factors, which remain equally weighted among growth/momentum and valuation metrics. Although over the past year, the stock selection characteristics that we emphasize did not outperform in the market, we remain confident that in the long run, these characteristics do add value to the portfolios we manage.

Q: How are you positioning the portfolio going forward?

A: RIVER ROAD: Positioning will likely continue to be driven by the secular forces impacting the energy, financials and consumer-related sectors. From a macro perspective, we do not know if oil prices will move higher or lower from the current level. We do feel reasonably confident, however, that oil prices are going to remain elevated for an extended period of time. At $90 a barrel, oil is a significant drag on the U.S. economy. At the current level of $135, it is a ball and chain.

   The Federal Reserve (the Fed) is also in a bind. With inflation on the rise, the dollar at multi-decade lows, and interest rates already low, it is difficult for the Fed to cut interest rates any further. Arguably, the Fed should raise rates in an attempt to support the dollar, lower oil demand, and drain some of the massive global liquidity that contributed to our current predicament. Higher rates might be painful for the economy and the market in the short term, but they could prevent a much deeper and more prolonged downturn.

   From a fundamental standpoint we want to be more positive. Interest rates are low and overall valuations are attractive, even though large-cap stocks are still cheaper than small-cap stocks. Small-cap earnings expectations are also more realistic. With high oil prices, however, those estimates (especially in the consumer stocks) are likely to continue to drop. In response, we will continue to balance as best we can the dueling forces impacting energy and consumer stocks. We will continue to scour the financial wasteland for hidden gems that meet our critical investment criteria. Finally, and perhaps most importantly, we will continue to search for value off the beaten path -- companies that are undiscovered or misunderstood by Wall Street that can prosper in what could be a very difficult macro environment.

   DONALD SMITH: In our portion of the portfolio the price-to-tangible book values compare very favorably vs. the Russell Index. Our portion of the portfolio also sells at a discount on other valuation measures such as price-to-revenues and price-to-normalized earnings. The information technology sector continues to represent the largest weighting in our segment, with the average company selling at a significant discount to book value and down substantially from its high. We continue to have an overall cautious stance on financial companies, particularly those exposed to the housing/subprime disaster. Many banks remain undercapitalized and lacking reserves, and the continued lending contraction, coupled with higher oil prices and a weakened consumer balance sheet, could lead to a recession and further loan losses.

   BARROW HANLEY: Without exception, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences and regardless of economic or market outlooks.

   We strive to construct our portion of the Fund's portfolio with stocks that are selling at significant discounts to their fundamental long-term value at any stage of their holding period. Our typical holding period is approximately four years. Currently, our portion of the portfolio reflects the cumulative total of these individual opportunities over the last three or four years and, as such, is heavily weighted toward beneficiaries of our analysis and economic outlook. We expect economic improvement and, for the individual companies, further progress toward improved fundamentals and market values that reflect their prospects.

--------------------------------------------------------------------------------

 10 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

   The construction of our portion of the portfolio should remain grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions. The primary value added should continue to come from securities analysis - one stock at a time.

   DENVER: Our belief is that our clients hire us to manage small-cap stocks, and therefore, for our portion of the Fund, we intend to always be fully invested. Our overweights and underweights by sector are constrained and driven by the most attractive opportunities our analysts find. While we do not develop a top-down viewpoint that drives our portfolio decisions, we do believe that the impact of economic stimulus checks and aggressive Federal Reserve action will lead to a modest economic recovery in the second half of 2008. We believe our portfolio of stocks is well positioned for this recovery. Historically, small-cap stocks have performed well in the early stages of an economic/market rebound.

   TURNER: As a new subadvisor for a portion of the Fund, Turner will have investment commentary for the Fund's annual report.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             1.28%                             1.23%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%), will not exceed 1.20%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                             -6.22%
 1 year                               -16.46%
 3 years                               +4.52%
 5 years                              +11.03%
 Since inception (8/14/01)             +8.61%

 * Not annualized.
---------------------------------------------------------------


SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Cash & Cash Equivalents(2)                                    17.9%
Industrials                                                   14.6%
Information Technology                                        13.9%
Consumer Discretionary                                        13.5%
Financials                                                    12.4%
Energy                                                        10.1%
Other(1)                                                      17.6%

 (1) Includes Materials 5.2%, Consumer Staples 5.0%, Utilities 4.1%, Health Care 3.2% and Telecommunication Services 0.1%.

 (2) Of the 17.9%, 2.8% is due to security lending activity and 15.1% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Stone Energy                          1.5%              $16,298,883
 Encore Acquisition                    1.3                14,315,424
 Mentor Graphics                       1.2                13,167,720
 Casey's General Stores                1.1                12,733,769
 Celestica                             1.1                12,143,414
 AptarGroup                            0.9                10,265,585
 Avista                                0.9                 9,815,739
 MAXIMUS                               0.8                 8,834,879
 Belden                                0.8                 8,589,258
 Wolverine World Wide                  0.8                 8,476,259

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 10.4% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  11

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Balanced Fund

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Balanced Fund perform for the semiannual period?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, declined 9.77% for the six months ended June 30, 2008. The Russell 1000(R) Value Index (Russell Index) fell 13.57%, while the Lehman Brothers Aggregate Bond Index (Lehman Index) gained 1.13% over the same period. The Fund underperformed its peer group, represented by the Lipper Balanced Funds Index, which declined 6.30%. The Blended Index (made up of 60%

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Balanced Fund                         -9.97%

Russell 1000(R) Value Index (unmanaged)               -13.57%

Lehman Brothers Aggregate Bond Index (unmanaged)       +1.13%

Blended Index (unmanaged)                              -7.77%

Lipper Balanced Funds Index                            -6.30%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

   Russell Index and 40% Lehman Index) fell 7.77% for the six months. The Fund's portfolio was approximately two-thirds equities and one-third fixed income securities, an allocation that was relatively unchanged during the period.

Q: What factors had a significant effect on equity performance?

A: The first half of the year was marked by intensified economic concerns. During this time, investors did not consider low valuation to be an attractive characteristic in choosing stocks. Given our emphasis on valuation as a selection criterion for portfolio holdings, the stocks that we preferred were generally out of favor.

   Stock selection had a negative impact on the equity segment's return compared with the Russell Index, while sector allocations added value. The Fund's holdings in the consumer staples, information technology and utilities sectors outperformed the corresponding sectors within the Russell Index, but this was overshadowed by stock selection in the financial, energy and materials sectors.

   Having a smaller financials position than the Russell Index was especially advantageous, as financial stocks continued to struggle under the weight of credit market uncertainty and the weak U.S. housing market. Offsetting some of this positive impact were the Fund's weightings in energy and utilities, which were smaller than those holdings in the Russell Index.

   Having a smaller position in General Electric compared with the Russell Index was advantageous. The company has a high degree of sensitivity to economic activity and suffered as people began to worry more about slower U.S. and global economic growth. The Fund also benefited from its positions in Flowserve, Total, QUALCOMM and Halliburton, which were larger than those in the Russell Index. Flowserve makes valves and pumping machinery for industrial companies, particularly oil, gas and chemical companies, and has benefited from the high level of activity in those end markets. Total, a French integrated oil company, was attractive to us because it provides exposure to the strong performing energy market, with faster production growth and a price slightly less expensive than many of its peers. Communications equipment company QUALCOMM has begun to see traction with its third-generation cell phone chip and has made some progress in solving ongoing legal issues with Nokia. Halliburton performed well, as the energy services industry benefited from increased exploration and production activity spurred by high energy prices.

   The Fund's holdings of the government-sponsored Federal Home Loan Mortgage Corp. (Freddie Mac) were the most

--------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

   significant individual detractor from return within the equity segment. Though the majority of Freddie Mac's business isn't directly connected to the subprime mortgage breakdown, continued weakness in the North American residential market has hurt the company due to mortgage losses and the performance of securities owned by the company. Mortgage lender Countrywide Financial continued to suffer from credit market difficulties, but Bank of America finally completed its takeover of the company, and the Fund's small remaining holdings of Countrywide converted into Bank of America stock.

   As strong energy sector performance has pushed stock prices to levels that appear overvalued to us, we have focused on companies where we consider valuations reasonable and growth potential attractive. As a result, we preferred energy stocks such as Total, cited above as a leading contributor to performance, over its peer Occidental Petroleum.

Q: What factors had a significant effect on fixed income performance?

A: Interest rates fell significantly in the first three months of the period, then reversed course, finishing the six months only modestly lower. The initial rate decline was largely driven by the Federal Reserve's (the Fed) continued reduction in the Fed funds rate. However, when the second quarter brought modestly positive economic data and signals from the Fed that its interest rate cuts had run their course, the market pushed interest rates higher.

   Holdings of Treasury Inflation Protected Securities (TIPS) helped performance, as inflation fears boosted demand for an inflation hedge. The fixed income portion of the Fund's portfolio also benefited from security selection among investment grade corporate bonds and commercial mortgage-backed/asset backed securities. Having a smaller position in agency securities than the Lehman Index also added value, as this sector lagged U.S. Treasuries.

   On the other hand, the Fund's defensive interest rate positioning hampered performance, as rates declined modestly over the period. Having larger holdings of commercial mortgage-backed securities and investment grade corporate bonds relative to the Lehman Index was also disadvantageous, as these sectors underperformed during the period. An allocation to high yield bonds and loans was detrimental; such assets came under pressure as investors became more risk averse. Security selection in the mortgage segment also hurt performance. The Fund's non-agency mortgage positions significantly underperformed mortgages guaranteed by federally sponsored agencies.

Q: What changes did you make to the equity segment?

A: The equity segment's financials position decreased over the six-month period, due partly to our active repositioning and partly to market performance as financial stocks generally declined in value. Early in the period, we reduced holdings of lending-based financial companies, specifically banks and savings and loans.

   The energy position increased during the period and this also resulted from a combination of market performance and active management. The energy sector's steep appreciation boosted the Fund's energy weighting. In addition, we added to the Fund's holdings of energy services companies as selected stocks became relatively inexpensive and appear poised to benefit from increased exploration and production activity.

   We increased the Fund's information technology position. Technology stocks, particularly some of the larger, more mature companies, appear inexpensive to us. They also fit well with a developing theme within the equity portfolio -- an emphasis on companies that we believe have relatively limited downside risk due to attractive valuations, but are positioned to capitalize on any improvement in economic activity.

Q: What changes did you make to the fixed income segment?

A: We increased the Fund's TIPS position, seeking to capitalize on rising inflation pressures. We added a position in U.S. agency subordinated debt, which we consider an attractive high quality investment. We reduced the Fund's commercial mortgage-backed position following the sector's rebound toward the end of the second quarter, and used the proceeds to add to investment grade corporate bonds and agency mortgage backed securities. As interest rates climbed during the second quarter, we moved the Fund's duration closer to that of the Lehman Index, becoming slightly less defensive. However, the Fund's interest rate risk position remained less than that of the Lehman Index at the end of the period.

Q: How do you plan to manage the Fund in the coming months?

A: For the past year or more, using valuation as a factor in stock selection has been counterproductive. Valuations in the equity market were very tight, with little difference in a stock's valuation, whether it was a traditional growth stock or a traditional value stock. Under those conditions, it made sense to emphasize growth over value as growth stocks outperformed. Recently, we have begun to see greater variation in valuation, which leads us to believe valuation is likely to be a greater determinant of a stock's performance going forward. As a result, we have been

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  13

RiverSource VP - Balanced Fund

   increasing exposure to what we perceive to be valuation-driven opportunities.

   In addition, we believe the equity segment is positioned for a period of global economic deceleration, with a de-emphasis on global commodity-based industries. The equity portfolio has smaller-than-Russell Index positions in energy and materials, particularly in industrial metals such as aluminum and copper. We expect the tight supply and demand equation in the commodities markets to ease amid economic slowing, leading these companies to underperform.

   Turning to the fixed income outlook, we expect continued volatility in the bond market over the next several quarters, with a gradual recovery from the liquidity crunch. We believe the U.S. economy will narrowly escape a recession and could show an improving growth trend by the third quarter. We believe inflation concerns and modest economic growth will cause the Federal Reserve to favor a tighter monetary policy and higher interest rates by the end of 2008. In a modest-growth environment with growing inflation pressures, we believe interest rates should be materially higher.

   In our view, high quality, non-Treasury bond sectors offer compelling value, especially commercial mortgage-backed securities, non-agency mortgage backed securities and investment grade corporate bonds. The fixed income portfolio is overweight in these sectors compared with the Lehman Index and is underweight in U.S. Treasuries and Agency securities.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 0.80%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.01%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                             -9.77%
 1 year                               -11.99%
 3 years                               +2.53%
 5 years                               +5.48%
 10 years                              +2.73%
 Since inception (4/30/86)             +8.15%

 * Not annualized.

ASSET ALLOCATION & SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Stocks(1)                                                     56.20%
Bonds(2)                                                      41.20%
Senior Loans(4)                                                0.40%
Cash & Cash Equivalents(5)                                     2.20%

 (1) Includes Financials 11.2%, Energy 10.6%, Industrials 6.2%, Consumer Discretionary 5.7%, Information Technology 5.2%, Health Care 4.7%, Telecommunication Services 4.3%, Consumer Staples 4.1%, Utilities 2.7% and Materials 1.5%.

 (2) Includes Mortgage-Backed 17.7%, Corporate Bonds(3) 11.3%, Commercial Mortgage-Backed 5.5%, U.S. Government Obligations & Agencies 5.2%, Asset-Backed 1.0%, Foreign Government 0.4% and Municipal Bonds 0.1%.

 (3) Includes Telecommunication 3.2%, Financials 2.4%, Utilities 1.7%, Consumer Staples 1.1%, Energy 1.1%, Consumer Discretionary 0.9%, Industrials 0.5%, Health Care 0.3% and Materials 0.1%.

 (4) Includes Health Care 0.2%, Consumer Discretionary 0.1% and
     Telecommunication 0.1%.

 (5) Of the 2.2%, 0.2% is due to security lending activity and 2.0% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Exxon Mobil                           3.3%              $47,873,273
 Chevron                               2.3                33,345,250
 AT&T                                  1.9                27,545,651
 ConocoPhillips                        1.6                22,804,246
 Verizon Communications                1.5                21,648,197
 Federal Natl Mtge Assn
 5.50% 2038                            1.5                21,190,939
 Pfizer                                1.3                19,428,073
 General Electric                      1.2                17,515,980
 Bank of America                       1.1                16,448,459
 U.S. Treasury
 Inflation-Indexed Bond
 1.63% 2015                            1.0                15,104,407

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments".


                             The 10 holdings listed here make
       (PIE CHART)           up 16.7% of portfolio assets

--------------------------------------------------------------------------------

 14 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Cash Management Fund

Below is the discussion of RiverSource VP - Cash Management Fund's results and strategy for the six months ended June 30, 2008.

Q: How did RiverSource VP - Cash Management Fund perform for the semiannual period?

A: RiverSource VP - Cash Management Fund returned
   1.48% for the semiannual period. The Fund's annualized simple yield was 2.10% and its annualized compound yield was 2.12% for the seven-day period ended June 30, 2008*. The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

Q: What factors most significantly affected the Fund's performance?

A: Dramatic action by the Federal Reserve System (the Fed) and uncertainty about the relative strength or weakness of economic growth had the greatest effect on the Fund's results. Financial markets remained under considerable stress during this period, as consumer spending slowed, labor markets softened, credit conditions tightened and the housing market contraction continued to weigh on economic growth. Inflation also became a tangible concern during the period. In response to these conditions and in an effort to alleviate ongoing market stresses, the Fed acted aggressively during the first months of 2008 through interest rate cuts and the creation of new lending facilities. The Fed cut interest rates four times by a total of 225 basis points (2.25%) during the period, bringing the targeted federal funds rate to 2.00%. Following the downward path of the targeted federal funds rate, taxable money market yields moved lower.

* The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

                       FUND PERFORMANCE
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Cash Management Fund                  +1.48%

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q: What changes did you make to the Fund during the period?

A: We attempted to maximize the Fund's yield without taking unnecessary risks by investing in high quality securities. As liquidity concerns in the marketplace heightened during the period, we adjusted the composition of the Fund's holdings to favor highly rated one- to three-month bank commercial paper and certificates of deposit (CDs). As the market's liquidity concerns were addressed and higher inflation expectations began to dominate, the taxable money market yield curve shifted from its inverted position, meaning shorter-term yields were higher than longer-term yields, to a positively sloped curve, meaning longer-term yields were higher than shorter-term yields. As the money market yield curve grew somewhat steeper, we extended the Fund's duration. This enabled us to lock in the higher yields that longer-dated fixed rate securities were offering. As a result, the average weighted maturity of the Fund was 40 days at June 30, 2008, up from 36 days at the start of January.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: At the end of June, the federal funds futures market expected a 25 basis point (0.25%) interest rate increase by year-end 2008 and a further rise in rates through at least the first half of 2009. The taxable money market yield curve appeared to be growing a bit steeper with these expectations. Of course, as economic growth is expected to remain weak for a period of time, the Fed will seek to meet its dual mandate of price stability and growth. Factors that the Fed must consider over the coming months include the potential for stabilization of the housing and mortgage sectors as keys to financial sector stabilization, high energy prices that may continue to push up inflation, ongoing pressures on the U.S. dollar, and continued commercial loan provisioning and investment bank write-offs.

   Given this view, we currently intend to position the Fund for a higher interest rate environment. At the same time, we intend to continue to look for opportunities to lengthen the Fund's average weighted maturity through the purchase of highly rated fixed-rate securities as we seek to lock in the higher yields of an upward sloping yield curve. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high quality investments with minimal credit risk while seeking competitive yields.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  15

RiverSource VP - Cash Management Fund


SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Commercial Paper                                              77.4%
Floating Rate Notes                                           13.0%
Certificates of Deposit                                        9.6%

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

TOTAL

 0.60%


AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            +1.48%
 1 year                               +3.81%
 3 years                              +4.10%
 5 years                              +2.84%
 10 years                             +3.25%
 Since inception (10/13/81)           +5.41%

 * Not annualized.

--------------------------------------------------------------------------------

 16 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Bond Fund

Below, the portfolio management team for RiverSource VP - Diversified Bond Fund discusses the Fund's results and positioning for the six months ended June 30, 2008.

Q: How did RiverSource VP - Diversified Bond Fund perform for the semiannual period?

A: RiverSource VP - Diversified Bond Fund declined 0.96% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 1.13%. The Fund performed in line with its peer group, as represented by the Lipper Intermediate Investment Grade Index, which fell 0.98% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: Impacting the Fund most was the wild ride the fixed income market gave investors over the first half of 2008. Interest rates for U.S. Treasuries fell significantly during the first quarter only to reverse course in the second quarter. In all, Treasury rates finished up at the end of June - only modestly lower than they had been at the

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Diversified Bond Fund                 -0.96%

Lehman Brothers Aggregate Bond Index (unmanaged)        +1.13

Lipper Intermediate Investment Grade Index             -0.98%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

   beginning of January. Non-Treasury fixed income sectors exhibited the same pattern, although the magnitude of the first quarter sell-off proved too deep a hole to climb out of in the second quarter despite improved investor sentiment and a strong bid by investors for riskier fixed income assets.

   The decline in rates during the first quarter was largely driven by the Federal Reserve System (the Fed), which reduced its targeted federal funds rate by 2.00% during the first three months of the year as growth slowed and the credit crisis again intensified after a lull at the end of 2007. Pressure on financial institutions reached levels extreme enough to force investment banking firm Bear Stearns to the brink of bankruptcy before it was ultimately acquired by JPMorgan Chase in a deal that was brokered by the Fed. From these levels of extreme risk aversion and fear, the second quarter brought modestly positive economic data, increased interest by value-hunting investors in beaten-down assets, and signals out of the Fed that its program of interest rate cuts had run its course following one more rate cut of 0.25% at the end of April. Quickly, the fixed income market began to price in a series of hikes by the Fed, which forced interest rates higher. Spiking commodity prices added fuel to the fire, putting further pressure on inflation and leading to speculation that the Fed would indeed need to hike interest rates in an effort to keep inflation under control. Against this backdrop of volatile interest rates and a slowed U.S. economy, bond investors were heavily biased toward the safest assets. The non-Treasury sectors posted weak returns vs. equivalent duration Treasuries during the semiannual period overall.

   The primary contributor to the Fund's performance for the semiannual period was an allocation to Treasury Inflation-Protected Securities (TIPS), as higher headline inflation boosted demand for an inflation hedge. Individual issue selection within the investment grade corporate bond, commercial mortgage-backed securities and asset-backed securities sectors helped as well. Having only a modest exposure to agency securities worked to the Fund's benefit, too, as this sector lagged U.S. Treasuries along with most other non-Treasury sectors during the period.

   Conversely, the Fund's short duration relative to the Lehman Index detracted from its performance, as interest rates fell on balance during the period. Duration is a measure of the Fund's sensitivity to changes in interest rates. Sizable allocations to commercial mortgage-backed securities and investment grade corporate bonds also hurt results, as these sectors struggled during the period. Exposure to high yield corporate bonds and high yield bank loans further detracted from the Fund's performance

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  17

RiverSource VP - Diversified Bond Fund

   relative to the Lehman Index, as riskier assets came under increased pressure during these six months. Finally, issue selection within mortgage-backed securities hurt results, as the Fund's high quality, non-agency mortgage positions significantly underperformed agency mortgage-backed securities during the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: We increased the Fund's exposure to TIPS, as actual and anticipated inflation pressure rose. We also established a position in U.S. agency subordinated debt as an attractive high quality investment. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings that typically offers a higher rate of return than senior debt in consideration for increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky and of greater quality than that of banks or other issuers. We reduced the Fund's position in commercial mortgage-backed securities as the sector rebounded near the end of the period and deployed the proceeds into investment grade corporate bonds and agency mortgage-backed securities. We slightly extended the Fund's duration as interest rates climbed during the second calendar quarter. The Fund's portfolio turnover rate for the semiannual period was 102%.*

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Most agree that there will be continued volatility in the broad fixed income market over the next several quarters with a gradual recovery from the liquidity crunch. We expect the U.S. economy will narrowly escape a recession, and by the third quarter of 2008, economic growth will resume a trend or near-trend growth rate. That said, in non-Treasury sectors of the fixed income market, prices on many assets continued, at the end of the period, to reflect expectations of a prolonged economic slowdown. In our view, however, both Congress and the Fed have taken meaningful policy actions over the past 12 months that we believe will begin to take effect through the remainder of the year. With Treasury rates still near historic lows, they appear, in our view, to have little room to decline further considering current inflation pressures. We believe fair value for the targeted federal funds rate is 3.75% and that the Fed will begin to hike rates toward that level beginning in the fourth quarter of this year. In this environment, we estimate Treasury yields at the end of June were still at least 1.00% below fair value. While non-Treasury sectors may not see a complete recovery in the next few quarters, we do believe that it is reasonable to expect significant upside potential over time, as both fiscal stimulus and monetary stimulus work their way into the system and the economy and financial markets stabilize.

   Given this view, we intend to maintain the Fund's shorter-than-Lehman Index duration for the near term because we believe that inflation concerns and modest economic growth will likely cause the Fed to shift to a tightening bias by the end of 2008. In a modest economic growth environment with inflation pressures, we believe rates should be materially higher. We further intend to maintain the Fund's emphasis on higher quality non-Treasury sectors of the fixed income market over U.S. Treasuries. We especially expect to focus on commercial mortgage-backed securities and non-agency mortgage-backed securities, which we believe continue to offer compelling value with less of an exposure to agency securities. As always, we will maintain a disciplined focus on individual security selection.

* A significant portion of the turnover was the result of "roll" transactions in liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions cots. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance potential returns of the Fund.

--------------------------------------------------------------------------------

 18 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL

 0.74%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            -0.96%
 1 year                               +3.22%
 3 years                              +2.85%
 5 years                              +3.02%
 10 years                             +3.81%
 Since inception (10/13/81)           +8.63%

 * Not annualized.

SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Mortgage-Backed                                               39.1%
Corporate Bonds(1)                                            24.8%
U.S. Government Obligations & Agencies                        18.8%
Commercial Mortgage-Backed                                     9.6%
Cash & Cash Equivalents(2)                                     5.4%
Asset-Backed                                                   1.7%
Foreign Government                                             0.6%

 (1) Includes Telecommunication 6.8%, Financials 5.7%, Utilities 3.3%, Consumer Staples 2.5%, Energy 2.4%, Consumer Discretionary 1.8%, Industrials 1.2%, Health Care 0.8% and Materials 0.3%

 (2) Of the 5.4%, 1.8% is due to security lending activity and 3.6% is the Fund's cash equivalent position.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 TELUS
 8.00% 2011                            1.1%              $60,910,145
 Greenwich Capital
 Commercial Funding
 5.44% 2039                            0.9                48,634,931
 Telecom Italia Capital
 5.25% 2013                            0.8                42,492,066
 Popular North America
 3.88% 2008                            0.7                39,218,390
 Bank of America
 5.65% 2018                            0.7                37,309,030
 Cadbury Schweppes US
 Finance LLC
 3.88% 2008                            0.7                36,932,144
 Verizon New York
 6.88% 2012                            0.6                35,781,762
 Wachovia Bank Commercial
 Mtge Trust
 5.56% 2045                            0.6                35,524,829
 Wells Fargo Mtge Backed
 Securities Trust
 5.50% 2035                            0.5                28,983,559
 Morgan Stanley
 6.63% 2018                            0.5                28,548,927

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 7.1% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  19

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Equity Income Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the semiannual period?

A: RiverSource VP - Diversified Equity Income Fund declined 12.29% for the six months ended June 30, 2008. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which decreased 13.57% for the period. The Fund closely tracked the Lipper Equity Income Funds Index, representing its peer group, which fell 12.23% over the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Diversified Equity Income Fund       -12.29%

Russell 1000(R) Value Index (unmanaged)               -13.57%

Upper Equity Income Funds Index                       -12.23%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors most significantly affected the Fund's performance?

A: The six months ended June 30, 2008 was the worst first half of a year for the broad equity market since 1970, setting the stage for what can only be considered a most challenging period for equity investors. The correction was driven primarily by the continued deterioration of the housing market and the acceleration in oil and gasoline prices. The combination of these factors also impacted expectations for consumer spending growth. Indeed, heightened inflationary pressures, weak economic growth and disappointing employment numbers even generated prospects of stagflation.

   The Fund benefited most from its sizable allocation to energy, the strongest performing sector in the Russell Index during the period and the only sector to generate a positive return. Having only a modest allocation to financials, the worst performing sector in the Russell Index, also helped. Industry positioning within the financials sector further boosted results, namely reducing exposure to large-cap banks and diversified financial services companies, which were weakest. For example, we eliminated the Fund's positions in Wells Fargo and Wachovia during the period.

   Detracting from the Fund's results was having a significant allocation to producer durables, which was a weak performer during the period. Also, having only modest exposure to the relatively stable utilities sector hurt performance. Having an emphasis on the telecommunications industry over electric utilities companies within the utilities sector hurt as well. Within health care, stock selection detracted. Health Net and Humana disappointed most, as these managed care companies faced the dual headwinds of higher cost trends related to Medicare and lower commercial enrollment due to the weakening employment environment. We sold the Fund's positions in both Health Net and Humana by the end of the period.

Q: What changes did you make to the Fund's portfolio during the period?

A: The Fund's already moderate exposure to financials was reduced further during the period, due both to active selling on our part as well as to market value declines. Active selling of financials was driven by our view that solutions to the housing and credit market crises will take some time to unwind and attractive levels of profitability among financials companies will likely taken even longer before realized. We redeployed the proceeds from the portfolio's financials holdings into basic materials, automobiles and transportation, and energy.

--------------------------------------------------------------------------------

 20 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

   We also reduced the Fund's position in the utilities sector, especially the electric utilities industry. Electric utilities had the highest price/earnings multiples seen in the last 20 years or so during the semiannual period. We felt relative valuations were more attractive elsewhere, especially given our expectations for subdued economic growth over the near term. Thus, we redeployed proceeds from this area into producer durables, consumer discretionary and technology.

   From an individual stock perspective, we added to the Fund's position in General Electric in early February when the stock performed well and then strategically and prudently reduced the position in early April just before its share price fell upon the announcement of its disappointing first quarter earnings. We increased the Fund's positions in Wal-Mart Stores and Intel, bringing each to a "top five" position within the portfolio by June 30. Wal-Mart Stores performed well; Intel disappointed. We also built a meaningful Fund position in Home Depot during the period based on our view of its prospects ahead. We established a new position in Boeing based on an opportunity to take advantage of what we believe will be a more sustainable market than anticipated for new narrow-body aircraft given their higher fuel efficiency than older aircraft and an ongoing international appetite for air travel.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: In balancing our long-term view and our more near-term concerns, we have established an emphasis in the Fund on economically-sensitive equity sectors. In our view, this positions the Fund well to benefit from stabilization of the downturn in economic growth and provides upside potential should the economy perform better than anticipated.

   As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. We will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  21

RiverSource VP - Diversified Equity Income Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 0.86%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.03%.

AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                            -12.29%
 1 year                               -15.22%
 3 years                               +8.17%
 5 years                              +13.36%
 Since inception (9/15/99)             +7.23%

 * Not annualized.
SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Industrials                                                   22.0%
Energy                                                        21.8%
Financials                                                    14.3%
Information Technology                                         8.8%
Consumer Discretionary                                         8.6%
Materials                                                      7.9%
Other(1)                                                      16.6%

 (1) Includes Consumer Staples 5.2%, Health Care 4.3%, Telecommunication Services 3.8%, Telecommunication 0.3% and Cash & Cash Equivalents(2) 3.0%.

 (2) Of the 3.0%, 1.2% is due to security lending activity and 1.8% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Caterpillar                           3.9%              $142,167,871
 Intel                                 2.8                102,266,860
 Halliburton                           2.6                 95,840,918
 Chevron                               2.5                 91,463,584
 Wal-Mart Stores                       2.4                 88,447,110
 ConocoPhillips                        2.3                 84,171,905
 EI du Pont de Nemours & Co            2.0                 74,507,479
 Dow Chemical                          1.9                 70,627,433
 Eaton                                 1.9                 69,865,563
 BP ADR                                1.9                 67,746,431

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 24.2% of portfolio assets

--------------------------------------------------------------------------------

 22 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Bond Fund

Below, Nic Pifer, portfolio manager for RiverSource VP - Global Bond Fund, discusses the Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Global Bond Fund perform for the semiannual period?

A: RiverSource VP - Global Bond Fund returned 2.25% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which gained 3.53%. The Fund outperformed its peer group, as represented by the Lipper Global Income Funds Index, which returned 0.29% during the same period.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Global Bond Fund                      +2.25%

Lehman Brothers Global Aggregate Index (unmanaged)     +3.53%

Lipper Global Income Funds Index                       +0.29%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Q: What factors most significantly affected the Fund's performance?

A: Focusing on absolute performance first, the Fund benefited from the decline in the U.S. dollar, which fell 3.40% during the period on a trade-weighted basis. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases, and vice versa. The Fund entered the semiannual period with approximately 50% of its assets exposed to foreign currencies. One of the key factors driving the U.S. dollar lower was the sharp drop in U.S. interest rates relative to interest rates overseas, which reflected increasingly dislocated financial markets, fears that the U.S. economy might slip into a recession, and aggressive monetary easing by the Federal Reserve System (the Fed). Over the period, the Fed's Federal Open Market Committee (FOMC) cut the targeted federal funds rate from 4.25% to 2.00%, a dramatic move over just six months.

   In absolute terms, the Fund also benefited modestly from positive returns on its fixed income holdings in local currency terms, that is, before the impact of currency fluctuations were taken into account. In general, foreign bond markets underperformed the U.S. bond market in local currency terms, reflecting more resilient economic performance, tighter central bank policy, and less advantageous bond yield movements overseas.

   Turning to relative performance, several of our investment decisions caused the Fund to lag its benchmark, the Lehman Global Index. The largest negative impact came from currency positioning, especially the Fund's below-benchmark exposure to the Japanese yen, which appreciated 5.20% against the U.S. dollar during the period. Our views on the broad direction of interest rates had little net impact, but the Fund's positioning across different maturities did hurt performance. Our allocations to different sectors of the global bond market also had a detracting effect, on balance, as the negative impact of the Fund's above-benchmark exposure to U.S. commercial mortgage-backed securities and a small weighting in high yield bonds more than offset the positive impact of the Fund's below-benchmark position in agency and investment grade corporate bonds.

   Relative to its peers, the Fund likely benefited from its generally conservative approach toward bonds from riskier sectors of the market, such as emerging market bonds, medium- and lower-quality corporate bonds, and non-agency U.S. mortgage-backed securities. This conservative stance may have insulated the Fund better than some of its peers during the bout of financial market volatility.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  23

RiverSource VP - Global Bond Fund

Q: What changes did you make to the Fund's portfolio during the period?

A: We made several changes to the Fund's portfolio during the period. We added interest rate exposure to the portfolio, especially toward the end of the period after global yields had risen sharply from their mid-period low. This shift still left the Fund with less interest rate risk than the Lehman Global Index, but with a smaller active position. We also took advantage of the sharp widening in credit spreads during the first half of the period by adding investment grade corporate bonds to the portfolio. This shift took the Fund's exposure to investment grade corporate bonds from an underweight position to a neutral position relative to the Lehman Global Index. We funded this shift in sector allocation by decreasing the Fund's exposure to government bonds and, to a lesser extent, to residential and commercial mortgage-backed securities. Finally, we reduced somewhat the Fund's overweight position in the U.S. dollar after it had bounced off its mid-period lows. We still see the U.S. dollar as meaningfully undervalued on a long-term view, but we believe that the cyclical negatives weighing on the dollar over the past two years may remain in place longer than previously expected, arguing for a more guarded position in the near term.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We expect bond and currency markets to recover gradually from the volatility of the past year, but with setbacks along the way. The global economic outlook remains uncertain, with the credit crunch and high energy prices likely to generate a period of sub-trend growth in the developed economies. Plus, inflationary pressures are rising globally despite slowing growth, complicating the job of central banks everywhere. On balance, this is an environment that will likely remain prone to sudden swings in investor sentiment, even if the trend over time is one of normalization. We intend to take advantage of these swings by seeking to add exposure to undervalued assets and markets when the opportunities arise, but to do so while keeping overall portfolio risk at a prudent level.

   As always, we constantly monitor the market for changing conditions and regularly re-evaluate the Fund's security selection, duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return.

--------------------------------------------------------------------------------

 24 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

              TOTAL                        NET EXPENSES(A)
              1.00%                      0.98%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.98%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            +2.25%
 1 year                               +9.30%
 3 years                              +4.86%
 5 years                              +5.28%
 10 years                             +5.26%
 Since inception (5/1/96)             +5.57%

 * Not annualized.

COUNTRY BREAKDOWN
 Percentage of portfolio assets at June 30, 2008
(PIE CHART)

United States                                                    36.10%
Japan                                                            10.50%
Germany                                                           9.50%
United Kingdom                                                    5.80%
France                                                            4.80%
Cash & Cash Equivalents                                           2.30%
Other(1)                                                         31.00%

 (1) Includes Netherlands 4.8%, Canada 3.9%, Italy 3.3%, Spain 3.2%, Belgium 2.0%, Poland 1.8%, Australia 1.3%, Mexico 1.2%, Austria 1.0%, Norway 1.0%, Greece 0.9%, Supra-National 0.8%, Sweden 0.8%, Luxembourg 0.7%, New Zealand 0.7%, Czech Republic 0.6%, Denmark 0.6%, Indonesia 0.4%, Jersey 0.3%, Argentina 0.2%, Malaysia 0.2%, South Africa 0.2%, South Korea 0.2%, Tunisia 0.2%, Brazil 0.1%, Colombia 0.1%, Philippine Islands 0.1%, Turkey 0.1%, Ukraine 0.1%, Uruguay 0.1% and Venezuela 0.1%.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Govt of Netherlands
 4.25% 2013                            2.3%              $35,989,082
 Govt of Japan
 1.70% 2017                            2.1                31,827,174
 Govt of France
 4.00% 2013                            2.0                31,465,812
 United Kingdom Treasury
 5.00% 2014                            2.0                30,889,967
 Bundesrepublik Deutschland
 (Germany)
 6.50% 2027                            2.0                30,870,445
 Kingdom of Belgium
 3.00% 2010                            1.9                29,586,071
 United Kingdom Treasury
 5.00% 2012                            1.9                28,712,508
 Govt of Poland
 5.75% 2010                            1.8                27,349,977
 Govt of Japan
 1.00% 2012                            1.7                26,639,456
 Govt of Japan
 2.10% 2026                            1.6                25,170,126

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 19.3% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  25

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Inflation Protected Securities Fund

Below, portfolio managers Jamie Jackson and Nic Pifer discuss RiverSource
VP - Global Inflation Protected Securities Fund's results and positioning for six months ended June 30, 2008.

Q: How did RiverSource VP - Global Inflation Protected Securities
   Fund perform for the semiannual period?

A: RiverSource VP - Global Inflation Protected Securities Fund gained 3.89% for the six months ended June 30, 2008. The Fund outperformed its benchmark, the Lehman Brothers Global Inflation Linked Index, which advanced 3.77%. The Fund underperformed the Blended Index (made up of 50% Lehman Brothers Global Inflation Linked Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which rose 4.00%. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index (Lehman Index) increased 4.88% for the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

        RiverSource VP - Global Inflation Protected Securities
        Fund
        Lehman Brothers Global Inflation Linked Index
        (unmanaged)
        Lehman Brothers U.S. Treasury Inflation Protected
        Securities Index (unmanaged)
        Blended Index (unmanaged)

RiverSource VP - Global Inflation Protected
  Securities Fund                                      +3.89%

Lehman Brothers Global Inflation Linked ex U.S.
  Hedged Index (unmanaged)                             +3.77%

Lehman Brothers U.S. Treasury Inflation Protected
  Securities Index (unmanaged)                         +4.88%

Blended Index (unmanaged)                              +4.00%

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices.

The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.

Q: What factors most significantly affected the Fund's performance?

A: The Fund benefited from its significant exposure to Treasury
   Inflation-Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation, as the increase in overall U.S. inflation that accrued to the Fund during the semiannual period came in at an annualized rate of 5.70%. This compares with an inflation accretion rate of 3.54% for the year 2007 and just 1.31% in 2006. Except at the very long-term end of the yield curve, the TIPS market generally rallied during the period, driven by concerns over record-high commodity prices as well as expected and actual increased inflation. Yields on TIPS with long-term maturities were unchanged to slightly higher. TIPS significantly outperformed non-inflation-protected U.S. Treasuries during the period, given strong demand for the securities as investors grew increasingly risk averse and sought to benefit from heightened inflationary pressures. Indeed, demand for TIPS grew during the period, as the Federal Reserve System (the Fed) sounded the inflation alarm yet, rather than address inflation, acted instead to address slowing economic growth and ease the credit crisis by cutting interest rates.

   When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as components of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation came in at an annualized rate of 5.00% for the six months, the highest rate since 1981, as energy and commodity prices rose at exceptionally fast rates. For example, crude oil prices rose more than 45% during the first half of the year alone. Retail gasoline increased from a U.S. national average of $3.04 per gallon to $4.09 per gallon over the six months. Food prices increased materially as well. In fact, overall inflation rose somewhat above expectations, and that inflation got passed through the assets in the Fund. In contrast, core inflation, a measure closely monitored by the Fed, excludes food and energy. Core inflation also came in somewhat higher than what was generally expected at 2.40% for the semiannual period; the Fed's "comfort zone" for core inflation is between 1.50% and 2.00% per year.

   The Fund also benefited during the semiannual period from its defensive positioning in the form of duration, a measure of the Fund's sensitivity to interest rates, which was shorter than the Lehman Index. We had the Fund positioned for higher nominal rates, and nominal rates did rise over the period. By the end of the period, we had extended the Fund's duration a bit, but still left it shorter than the Lehman Index.

--------------------------------------------------------------------------------

 26 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

   Detracting from the Fund's results was its positioning in non-U.S. dollar inflation-linked bonds. Non-U.S. dollar bonds are bonds denominated in foreign currencies. The Fund was invested in a diversified basket of non-U.S. dollar bonds, with the greatest weightings in the U.K. and continental Europe. However, non-U.S. dollar inflation-linked bonds underperformed U.S. inflation-linked bonds for the six months.

Q: What changes did you make to the Fund's portfolio during the period?

A: As mentioned above, we extended the Fund's duration slightly toward the end of the semiannual period. We also established a position in U.S. agency subordinated debt in March and then added to the position in June. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings and typically offers a higher rate of return than senior debt in consideration for increased inherent risk. Subordinated debt of U.S. agencies is widely considered to be comparatively less risky than that of banks or other issuers.

   Also, we adjusted the Fund's yield curve positioning. At the end of 2007, the Fund's holdings were concentrated at the shorter-term end of the TIPS yield curve. By the end of June 2008, the Fund's holdings were positioned across the entire TIPS yield curve with a relatively neutral exposure to the curve.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: In our view, overall inflation will almost certainly stay elevated during the second half of 2008, as inflationary pressures, including high energy and food prices, are expected to continue over the months ahead. Inflation will likely remain high well into 2009 with strong economic growth expected over the remainder of this year, combined with lingering high inflation expectations. While recent Fed commentary regarding inflation has begun to sound more hawkish, the financial markets appear to have little conviction that the Fed will actually address inflation with interest rate hikes anytime soon. At the same time, we believe core inflation is likely to increase slightly over the near term, as non-energy and food prices are forced higher, which in turn will push inflation expectations higher as well. We believe that it will be this threat of more widespread inflation that may force the Fed to reverse direction and start raising short-term interest rates some time in late 2008 or early 2009. The speed at which the Fed moves to raise short-term interest rates could determine the path of inflation. From the Fund's perspective, what may be most important is that we believe overall inflation will remain materially above core inflation.

   Given this view, we intend to maintain the Fund's current short duration positioning, or interest rate risk, for the near term. We also intend to maintain the Fund's emphasis on TIPS over non-inflation-protected Treasuries. We will, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

COUNTRY BREAKDOWN

 Percentage of portfolio assets at June 30, 2008

 (PIE CHART)

United States                                                    49.60%
United Kingdom                                                   17.40%
France                                                           12.50%
Germany                                                           4.60%
Italy                                                             4.20%
Japan                                                             3.60%
Other(1)                                                          8.10%

 (1) Includes Canada 3.1%, Sweden 2.0% and Cash & Cash Equivalents 3.0%.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

              TOTAL                       NET EXPENSES(A)
              0.74%                            0.72%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.72%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                             +3.89%
 1 year                               +12.32%
 3 years                               +4.49%
 Since inception (9/13/04)             +4.92%

 * Not annualized.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  27

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses RiverSource VP - Growth Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Growth Fund perform for the semiannual period?

A: RiverSource VP - Growth Fund declined 15.21% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which fell 9.06% for the period. The Fund also underperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which declined 10.30% for the same period.

Q: What factors influenced the Fund's performance during the period?

A: During the six-month period, our preference for stable growth stocks and underweighting of global cyclical stocks within the Fund's portfolio was a key reason the Fund lagged its benchmark and peers. Despite growing concerns about global and domestic economies, stable growth stocks did not perform as well as we expected. Surprisingly, even with the challenging economic environment, the performance of global cyclical companies accelerated during this period. Having a smaller energy weighting than the Russell Index was the

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Growth Fund                          -15.21%

Russell 1000(R) Growth Index (unmanaged)               -9.06%

Lipper Large-Cap Growth Funds Index                   -10.30%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   most significant detractor from the Fund's relative performance.

   Our secondary strategy is to consider valuation when selecting growth stocks. Some great growth stories are just too expensive, in our view. Paying attention to value within the growth universe was disadvantageous during the past six months, as it was in 2007.

   The Fund's weighting in the consumer discretionary sector, which was larger than that of the Russell Index, detracted, as did stock selection in the sector. Though the Fund had smaller positions in many of the weaker segments of the sector, several consumer discretionary stocks were among the Fund's largest individual detractors for the period. We owned XM Satellite Radio because we assigned a higher probability to the potential merger with Sirius Satellite Radio being approved than did the market and because we believed synergies from a combined entity would be substantial. However, a longer than anticipated merger process, a need to refinance debt in the case of a merger and skepticism about the business model caused the stock to perform poorly.

   Stock selection in the telecommunications and industrials sectors was also negative. In telecommunications, Vodafone was a key detractor. After strong performance in 2007, European telecommunications stocks, in general, have been weak due to concerns about reduced consumer spending. We believe Vodafone, which is inexpensively priced and has an improving growth outlook, is positioned to resist these economic pressures.

   Stock selection in the health care and technology sectors had a positive effect on the Fund's performance. Within health care, two leading contributors were Genentech and Boston Scientific. Genentech recovered from a 2007 decline that followed an FDA advisory panel's recommendation against a new use for an existing Genentech product. Earlier this year, the new product use was approved and the stock bounced back. Boston Scientific, which performed poorly last year, rallied in response to stabilization in its two key markets, drug-coated coronary stents and cardiac rhythm management. Technology stock QUALCOMM was the Fund's largest positive contributor. We own the stock because we believe the company can benefit from a strong upcoming product cycle. The market has recently been gaining conviction that the product cycle will be as favorable as we expect it to be. QUALCOMM has shown very solid fundamentals and made modest progress on existing legal issues.

--------------------------------------------------------------------------------

 28 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Growth Fund

Q: What changes did you make to the Fund's portfolio during the period?

A: We reduced the Fund's holdings of consumer staples stocks. This sector was one of the few stable growth segments to perform well in the tough economic environment and as a result, we believed the stocks had become overvalued compared to other stable growth groups, such as health care and telecommunications services. Therefore, we shifted some assets from consumer staples to health care. Within the health care sector, we diversified our purchases among pharmaceutical stocks and health care services companies.

   We reduced the Fund's energy component because commodity prices rose even higher, increasing the risk of a reversal. We also think economic growth rates in emerging markets appear likely to slow, potentially reducing or eliminating a key support for energy demand and high commodity prices.

   The Fund has not had a large financials positions, but we made some highly selective purchases over the past six months, focusing on stocks that don't seem to have bad news in their futures, but rather, declined due to negative sentiment toward financials stocks as a whole.

Q: How do you plan to manage the Fund in the coming months?

A: Our focus remains on stocks that appear reasonably valued, can grow faster and exhibit a better earnings trend than their peers. Valuation has not worked as a determinant of stock performance for some time, but we believe there are indications that sensitivity to value will become more critical. The differences in valuation among stocks have become increasingly wide, reaching a historically rare level. In the past, such extreme valuation spreads have foreshadowed a period when valuation was more important to investors.

   With no meaningful data signaling an economic turnaround, we believe the weakness is spreading globally and could begin to affect emerging markets. Furthermore, with slower economic activity in the emerging markets, a key driver of results for global cyclical companies may disappear. Such a scenario should make the earnings growth of more stable growth stocks, like those in the Fund, more appealing to investors.

   To summarize the Fund's positioning, weightings in telecommunications, health care and consumer discretionary stocks are larger than those of the Russell Index, while allocations to energy, industrials and consumer staples are smaller. We believe our careful balancing of growth potential with sound valuation leaves the Fund well-positioned for the current environment.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  29

RiverSource VP - Growth Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 0.89%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.004%.

AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                            -15.21%
 1 year                               -17.38%
 3 years                               +0.51%
 5 years                               +4.05%
 Since inception (9/15/99)             -4.17%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Information Technology                                           21.40%
Health Care                                                      20.50%
Consumer Discretionary                                           15.70%
Telecommunication Services                                       14.60%
Consumer Staples                                                  7.10%
Cash & Cash Equivalents(2)                                        5.60%
Other(1)                                                         15.10%

 (1) Includes Financials 5.5%, Industrials 4.5%, Materials 3.2%, Energy 1.3% and Options Purchased 0.6%.

 (2) Of the 5.6%, 0.3% is due to security lending activity and 5.3% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Virgin Media                          7.7%              $36,693,024
 Vodafone Group                        5.6                26,931,158
 Microsoft                             4.1                19,397,769
 Nokia ADR                             3.7                17,853,811
 Genentech                             3.7                17,819,499
 XM Satellite Radio
 Holdings Cl A                         3.1                15,041,824
 Bristol-Myers Squibb                  3.1                14,777,637
 Telefonica                            2.9                14,015,547
 Boeing                                2.6                12,338,141
 Pfizer                                2.5                12,133,352

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 39.0% of portfolio assets

--------------------------------------------------------------------------------

 30 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - High Yield Bond Fund

Below, Portfolio Manager Scott Schroepfer discusses the Fund's positioning and results for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - High Yield Bond Fund perform for the semiannual period?

A: RiverSource VP - High Yield Bond Fund declined 0.82% for the six months ended June 30, 2008. The Fund outperformed its benchmark, the unmanaged JP Morgan Global High Yield Index (JP Morgan Index), which decreased 1.09%. The Fund also outperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which fell 2.02% during the same time frame.

Q: What factors most significantly affected the Fund's performance?

A: As the year 2008 began, the high yield bond market was in the midst of a wave of panic, as concerns resurfaced regarding a liquidity crunch, economic recession and ongoing turmoil in the housing, subprime mortgage and credit markets. The problems started during the summer of 2007. By the following winter, large investment banks were taking major credit related write-downs and the highly leveraged structured product market was rather dysfunctional. The high yield bank loan sector performed particularly poorly in January and February, hit by the

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - High Yield Bond Fund                  -0.82%

JP Morgan Global High Yield Index (unmanaged)          -1.09%

Lipper High Current Yield Bond Funds Index             -2.02%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

   combination of growing credit concerns, the liquidity crunch and excess supply in the face of dried-up demand. All told, it was a difficult span for the high yield bond market, with spreads widening through mid-March. At that point, all of the turmoil culminated with the Federal Reserve System (the
   Fed) orchestrating a buyout of Bear Stearns, which was on the verge of collapsing, to JPMorgan Chase. The Fed's actions stabilized the markets somewhat for the next couple of months by demonstrating that the Fed would do whatever was necessary to quell fears and prevent systemic failure. Indeed, in April, the high yield corporate bond market bounced back rather strongly, with spreads tightening. The high yield corporate bond market then exhibited relative stability during May. In June, however, spreads widened once again, as the high yield bond market traded in sympathy with the broad equity market, which declined sharply, and investors renewed their aversion to risk.

   The Fund's overweight positioning in health care helped results most, as this defensive sector proved to be less volatile than others in the high yield bond market. The health care sector generated one of the best returns in the JP Morgan Index for the semiannual period. The bonds of hospital company Vanguard Health and long-term acute care hospital company Select Medical performed especially well. The Fund also benefited from its overweight exposure to the strongly performing energy sector. Here, holdings in energy infrastructure company Dresser, Inc. and exploration and production company Compton Petroleum Finance boosted results. The Fund's underweight position in the automotive industry contributed positively to performance as well, as this industry was the second worst performer in the JP Morgan Index for the period. Having only modest positions in Ford Motor Co. and General Motors particularly helped. In consumer products, Jarden was an outstanding individual contributor, as it rebounded strongly after being beaten down in prior months.

   Conversely, having material exposure to the gaming industry detracted from the Fund's results relative to the JP Morgan Index. The gaming sector came under notable pressure during the six-month period, as investors grew increasingly concerned about a consumer spending slowdown and the significant amount of new capacity that had been recently introduced into the market, especially in Las Vegas. Station Casinos and Fontainebleau Las Vegas performed poorly, though we maintained the Fund's holdings in these two securities based on our view for their prospects ahead.

   Another disappointment during the period was yellow pages publisher R.H. Donnelley, as pressures on print

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  31

RiverSource VP - High Yield Bond Fund

   media grew with the omnipresence of the internet. Still, we maintained the Fund's position in R.H. Donnelley, as we believe the market overreacted and its sell-off was overdone.

Q: What changes did you make to the Fund's portfolio during the period?

A: Overall, we sought to use periods of strength in the high yield corporate bond market, such as the rally in April, to reduce the Fund's exposure to lower-rated issues and more cyclical sectors, and to increase its position in higher-rated securities and more defensive areas of the market. More specifically, we completely eliminated the Fund's exposure to retail and reduced its allocation to homebuilders. We increased the Fund's position in energy to a meaningful overweight, as this sector tends to be more defensive and was benefiting from soaring oil and gas prices.

   We also increased the Fund's exposure to cable TV and satellite cable providers. We added to the Fund's holdings in wireline (landline) and wireless telecommunications companies as well. For example, we bought Sprint ahead of its downgrade from investment grade status during the period in anticipation of just such a move. We also established a position in the bank debt of Alltell. In early June, Alltell announced that it was going to be acquired by Verizon Wireless in a $28 billion deal that will create the biggest mobile phone company in the United States. By the end of June, we had sold the Fund's position in Alltell, locking in attractive profits.

   At the end of the period, the Fund had materially greater exposure than the JP Morgan Index in energy, health care, cable TV, wireline telecommunications and wireless telecommunications with lesser overweights in gaming, media, chemicals and food industries. Underweights in the Fund's portfolio relative to the JP Morgan Index included information technology, manufacturing/industrial, retail, and automotive. The Fund also maintained holdings in utilities at approximately equal weighting to the JP Morgan Index.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: In our view, the high yield corporate bond market may well continue to be challenged over the months ahead, as a confluence of factors take hold. These factors include a weaker economy, slowed consumer spending, skyrocketing oil, gas and other commodity prices, a higher default rate, and limited access to capital. A major question that faces the market going forward is how the Fed will reconcile the need to both fight inflationary pressures and stimulate the economy. All told, this scenario indicates a difficult environment for the high yield corporate bond market, especially if the Fed does choose to increase rates as we believe it eventually will.

   Given that we are in the latter stages of the economic cycle and given the risk we see for further widening of spreads within the high yield corporate bond market, we intend to maintain the Fund's overweight positions in more defensive names and sectors and more modest exposure to cyclical areas of the market. We further intend to continue upgrading credit quality in the Fund's portfolio, seeking opportunities to reduce the Fund's position in lower-rated bonds and to move into higher-rated high yield bonds. Of course, if spreads widen to levels where we believe the Fund could be compensated for the associated level of risk, then we may begin to selectively look for opportunities to invest in less defensively-oriented bonds of companies that we believe have attractive long-term prospects.

   Going forward, we believe more than ever that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe their risks outweigh their total return potential.

   We have a bottom-up approach when selecting credits. One of our competitive characteristics is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We believe that good security selection based on quality and in-depth security research is key to performance in the near term. We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------

 32 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.87%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                             -0.82%
 1 year                                -2.19%
 3 years                               +4.76%
 5 years                               +7.13%
 10 years                              +3.46%
 Since inception (5/1/96)              +4.75%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Telecommunication                                                                24.0%
Consumer Discretionary                                                           16.0%
Energy                                                                           12.4%
Materials                                                                        11.7%
Health Care                                                                      10.8%
Utilities                                                                         7.6%
Other (1)                                                                        17.5%

 (1) Includes Consumer Staples 6.4%, Industrials 5.3%, Financials 3.8%, Mortgage-Backed 0.3% and Cash & Cash Equivalents 1.7%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Dresser
 8.47% 2015                            1.4%              $11,882,998
 DIRECTV Holdings
 LLC/Finance
 7.63% 2016                            1.3                10,999,087
 ASG Consolidated
 LLC/Finance
 10.92% 2011                           1.3                10,961,250
 Charter Communications
 4.89-4.90% 2014                       1.3                10,624,765
 Cott Beverages USA
 8.00% 2011                            1.3                10,362,240
 Select Medical
 8.45% 2015                            1.3                10,302,284
 INVISTA
 9.25% 2012                            1.2                10,175,175
 Liberty Media LLC
 5.70% 2013                            1.2                10,076,591
 Nextel Communications
 7.38% 2015                            1.2                 9,509,310
 IASIS Healthcare LLC
 8.16% 2014                            1.1                 9,431,180

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 12.6% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  33

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Income Opportunities Fund

Below, Brian Lavin, portfolio manager for RiverSource VP - Income Opportunities Fund, discusses the Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Income Opportunities Fund perform for the semiannual period?

A: RiverSource VP - Income Opportunities Fund declined
   1.08% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which decreased 0.61%. The Fund outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which fell 2.02% during the same period.

Q: What factors most significantly affected the Fund's performance?

A: The Fund benefited most from its significant allocations to and security selection within the energy and health care sectors, which generally performed well. Energy benefited from soaring oil and gas prices while health care proved to be a defensive sector in a declining market. Oil and gas exploration and production companies Sandridge Energy and Connacher Oil and Gas were particularly strong performers in the energy sector. In health care, Omnicare, which primarily provides pharmaceuticals and related

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Income Opportunities Fund             -1.08%

Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
  Constrained Index (unmanaged)                        -0.61%

Lipper High Current Yield Bond Funds Index             -2.02%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

   pharmacy services to long-term care institutions, was an outstanding individual performer. Elsewhere, defense company DRS Technologies performed well after its announcement that it had agreed to be acquired by Italian defense company Finmeccanica. The Fund's results were also helped during the period by its modest exposure to autos, auto parts and suppliers, auto finance firms and airlines, as each of these lagged during the period.

   Conversely, having only a modest allocation to the defensive utilities sector, which outpaced the Merrill Lynch Index, detracted from the Fund's results. More sizable exposure to broadcasting and gaming, which performed poorly, further detracted. Broadcasting was hurt by a decline in advertising revenue during the period. Gaming came under notable pressure, as investors grew increasingly concerned about a consumer spending slowdown and about the significant amount of new capacity that had been recently introduced to the market. Several individual positions also hurt the Fund's performance. Yellow pages publisher R.H. Donnelley disappointed, as pressures on print media grew with the omnipresence of the internet. In the gaming sub-industry of the hotels, restaurants & leisure industry, a position in Shingle Springs Tribal Gaming Authority detracted. In the paper and forest products industry, a position in Smurfit-Stone Container Enterprises hurt the Fund's results.

   The Fund outpaced its Lipper peer group, in part, because the Fund does not buy bonds that have been rated CCC by both rating agencies Moody's and Standard & Poor's. Bonds rated CCC, the riskiest issues of the high yield bond market, significantly underperformed bonds rated BB and B during the semiannual period.

Q: What changes did you make to the Fund's portfolio during the period?

A: Over the course of the period, as investors grew increasingly risk averse amidst a liquidity crunch, recession concerns, and the turmoil in the housing, subprime mortgage and credit markets, we shifted to an increasingly defensive stance within the Fund's portfolio. We upgraded the quality of the holdings overall, such that the Fund's yield, already lower than that of the Merrill Lynch Index at the start of the period, was even lower at the end of the period. We increased the Fund's exposure to more defensive industries, such as energy exploration and production and regional local exchange carriers. We correspondingly reduced the Fund's weighting to more cyclical, economically sensitive areas, including autos, auto parts and supply and auto finance as well as paper. We also built up the Fund's cash position over the six-month period.

--------------------------------------------------------------------------------

 34 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

   At the end of the semiannual period, the Fund had sizable allocations compared with the Merrill Lynch Index in energy, gaming, health care, defense, regional local exchange carriers, and, to a lesser extent, media. The Fund had more modest exposure than the Merrill Lynch Index to metals and mining, autos and auto parts, finance, retail, information technology, printing, utilities and paper and forest products at the end of June 2008. The Fund had virtually equal weighting to the Merrill Lynch Index in the food and beverage and services industries at the end of June.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe risks outweigh a bond's total return potential.

   We employ a bottom-up approach when selecting bonds. One of our competitive strengths is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality, in-depth security research is key to performance over the near to mid term.

   On the macroeconomic front, we remain cautious in our view for the high yield bond market given ongoing uncertainty regarding the extent of an economic slowdown and of the credit market's troubles. As oil and gas prices soared during the six months to record levels, inflationary pressure also became a growing concern, especially as it may impact profit margins going forward. Further, we anticipate that the default rate within the high yield bond market may increase somewhat in the months ahead, and we remain guarded about company fundamentals. Valuations at the end of the semiannual period did not fully reflect, in our view, these broad concerns for the high yield bond market. Given that we believe the high yield bond market may continue to face significant headwinds during the second half of 2008, taking incremental risk in high yield bonds when valuations do not justify doing so does not seem prudent. Therefore, we intend to maintain the Fund's emphasis on more defensive industries that have less exposure to cyclical economic sensitivity. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  35

RiverSource VP - Income Opportunities Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL
 0.91%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            -1.08%
 1 year                               -0.93%
 3 years                              +3.86%
 Since inception (6/1/04)             +5.61%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Telecommunication                                                                22.30%
Energy                                                                           13.60%
Consumer Discretionary                                                           13.30%
Utilities                                                                        11.70%
Materials                                                                        11.20%
Industrials                                                                       7.50%
Other(1)                                                                         20.40%

 (1) Includes Health Care 6.5%, Financials 5.0%, Consumer Staples 4.5%, Asset-Backed 0.2%, Mortgage-Backed 0.2% and Cash & Cash Equivalents 4.0%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

TOP TEN CORPORATE BOND HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Energy Future Holdings
 10.88% 2017                           1.9%              $15,932,749
 Nextel Communications
 7.38% 2015                            1.6                13,880,090
 Cott Beverages USA
 8.00% 2011                            1.5                12,902,400
 Sandridge Energy
 8.63% 2015                            1.4                11,833,624
 Ford Motor Credit LLC
 9.88% 2011                            1.3                11,044,663
 Dex Media West LLC/Finance
 9.88% 2013                            1.3                10,894,499
 Southern Star Central
 6.75% 2016                            1.2                10,288,499
 Communications & Power
 Inds
 8.00% 2012                            1.2                10,117,125
 DIRECTV Holdings
 LLC/Finance
 7.63% 2016                            1.1                 9,810,262
 Hilcorp Energy I
 LP/Finance
 7.75% 2015                            1.1                 9,431,999

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 13.6% of portfolio assets

--------------------------------------------------------------------------------

 36 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Equity Fund

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource
VP - Large Cap Equity Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Large Cap Equity Fund perform for the semiannual period?

A: RiverSource VP - Large Cap Equity Fund declined
   14.27% for the six months ended June 30, 2008. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index), which fell 11.20% and the Standard & Poor's 500 Index (S&P 500 Index), which dropped 11.91% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which declined 10.80%.

Q: What factors had a significant impact on performance?

A: During the first half of the year, valuation was not an effective characteristic for choosing outperforming stocks. Though the Fund includes value-oriented and growth-oriented portfolio segments in its strategy, consideration of stock valuations is a thread running through the entire

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Large Cap Equity Fund                -14.27%

Russell 1000(R) Index (unmanaged)                     -11.20%

S&P 500 Index (unmanaged)                             -11.91%

Lipper Large-Cap Core Funds Index                     -10.80%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   portfolio. Given the Fund's valuation sensitivity, the market's indifference to value was an insurmountable headwind in the first half of 2008.

   Both stock selection and sector allocations detracted from the Fund's return relative to the Russell Index. Though stock selection in the technology, consumer staples and health care sectors was advantageous, the Fund's holdings in the consumer discretionary, energy and industrials sectors underperformed their respective sectors of the Russell Index.

   Sector allocations had a lesser negative impact. The Fund's cash position was beneficial, as would be expected in a declining equity market. Having a substantially smaller financials position than the Russell Index was also a meaningful contributor. However, the Fund also had a smaller energy position than the Russell Index and a larger telecommunications position, both of which were disadvantageous.

   Individual contributors to relative return included QUALCOMM, Genentech, Boston Scientific and Flowserve, all with positions larger than those in the Russell Index. We owned technology stock QUALCOMM because we believe the company can benefit from a strong upcoming product cycle. The market has recently been gaining conviction that the product cycle will be favorable, as the company has begun to see traction with its third-generation cell phone chip. QUALCOMM has also made some progress in solving ongoing legal issues with Nokia. Genentech recovered from a 2007 decline that followed an FDA advisory panel's unanticipated recommendation against a new use for an existing Genentech product. Earlier this year, the new product use was approved as expected, and the stock bounced back. Boston Scientific, which had performed poorly last year, rallied in response to stabilization in its two key markets, drug-coated coronary stents and cardiac rhythm management. Flowserve makes valves and pumping machinery for industrial companies, particularly oil, gas and chemical companies, and has benefited from the high level of activity in those end markets. Having a smaller position in General Electric relative to the Russell Index was advantageous. The company has a high degree of sensitivity to economic activity and suffered as people began to worry more about slower U.S. and global economic growth.

   Individual detractors from return included Harman International, XM Satellite Radio, Federal Home Loan Mortgage Corp. (Freddie Mac), Nokia and Boeing. Harman International's main business is producing car radios, and the company suffered as auto production has

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  37

RiverSource VP - Large Cap Equity Fund

   come under intense pressure in the difficult economic environment. We hold XM Satellite Radio in the Fund's portfolio because we anticipate benefits from its proposed merger with Sirius Satellite Radio; however, the merger is taking longer than anticipated and FCC approval is still pending. Since the merger agreement was first announced, the equity market has become more skeptical about the long-term outlook for satellite radio. We still believe the stock offers opportunity because of the potential merger synergies and because we are optimistic about the long-term success of its business model.

   Though the majority of government-sponsored Freddie Mac's business isn't directly connected to the subprime mortgage breakdown, continued weakness in the North American residential market has hurt the company due to mortgage losses and the performance of securities owned by the company. Cell phone handset maker Nokia has suffered from global economic conditions that have ratcheted down expectations for handset sales. However, Nokia is an example of a stock whose earnings have grown faster than the market, has had positive earnings revisions year-to-date, is cheaper than the market and has positive product cycle news ahead. Boeing has more recently begun to meet its production milestones for the 787 airplane expected to begin shipping next year. However, through much of this period, the company disappointed investors with the 787's progress. In addition, investors are less optimistic about orders for the new plane given the global economic environment.

Q: What changes did you make to the Fund during the period?

A: The Fund's financials holdings decreased over the six-month period. Market performance was partially responsible for the reduction, as financial stocks generally declined in value. Early in the period, we cut back the Fund's exposure to lending-based financial companies, specifically banks and savings and loans.

   The Fund's energy position increased during the period due to a combination of market results and active management. The energy sector's steep appreciation boosted the Fund's energy weighting. Meanwhile, we increased the Fund's holdings in energy services companies. Selected energy services stocks became relatively inexpensive and we believe they will benefit from increased exploration and production activity.

   We increased the Fund's information technology position. Technology stocks, particularly some of the larger, more mature companies, seem inexpensive to us. They appear to have relatively limited downside risk due to attractive valuations, with the ability to capitalize on any improvement in economic activity.

Q: How do you plan to manage the Fund in the coming months?

A: We manage the Fund's portfolio in three segments - a growth-oriented strategy, a value-oriented strategy and an analyst-driven segment. A common theme across the three segments is our belief that valuation as a selection criterion is likely to be more effective going forward. Differences in valuations among stocks have become increasingly wide, reaching a historically rare level. In the past, such extreme valuation spreads have foreshadowed a period when valuation was more important to investors. Because each of the portfolio segments takes value into consideration when selecting stocks, we believe we are entering a period that could be more favorable for the Fund's strategy.

   With large-cap companies still having roughly the same valuation as mid- and small-cap companies, we continue to emphasize large-cap companies. Larger companies tend to have more stable business models, which can better withstand a decelerating economic environment. They also tend to have more international exposure, which may benefit from the tail end of the current period of dollar depreciation.

--------------------------------------------------------------------------------

 38 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 0.86%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.01%.

AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                            -14.27%
 1 year                               -16.98%
 3 years                               +1.95%
 5 years                               +4.94%
 10 years                              +0.29%
 Since inception (10/13/81)            +9.60%

 * Not annualized.

SECTOR COMPOSITION*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Information Technology                                                           16.0%
Health Care                                                                      13.5%
Financials                                                                       12.5%
Energy                                                                           11.5%
Consumer Discretionary                                                           11.0%
Industrials                                                                       8.7%
Other(1)                                                                         26.8%

 (1) Includes Telecommunication Services 8.5%, Consumer Staples 8.4%, Materials 3.2%, Utilities 2.8%, Options Purchased 0.2% and Cash & Cash
     Equivalents(2) 3.7%.

 (2) Of the 3.7%, 0.3% is due to security lending activity and 3.4% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Exxon Mobil                           3.9%              $90,466,592
 Virgin Media                          2.9                66,809,735
 Microsoft                             2.3                53,143,599
 Chevron                               2.0                46,999,517
 Bristol-Myers Squibb                  2.0                45,997,485
 Pfizer                                2.0                45,825,224
 Vodafone Group                        1.9                43,855,913
 AT&T                                  1.8                40,890,631
 Boeing                                1.7                38,479,651
 Verizon Communications                1.4                33,074,680

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 21.9% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  39

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Value Fund

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Large Cap Value Fund perform for the semiannual period?

A: RiverSource VP - Large Cap Value Fund declined 15.58% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which fell 13.57% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Value Funds Index, which declined 12.62% during the same time frame.

Q: What factors had a significant impact on performance?

A: The first half of the year was marked by intensified economic concerns. During this time, the Fund faced a strong headwind because investors did not consider low valuation to be an attractive characteristic in choosing stocks. Given the Fund's emphasis on valuation as a selection criterion for portfolio holdings, the stocks that we preferred were generally out of favor.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Large Cap Value Fund                 -15.58%

Russell 1000(R) Value Index (unmanaged)               -13.57%

Lipper Large-Cap Value Funds Index                    -12.62%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   Stock selection had a negative impact on the Fund's return relative to the Russell Index, while sector allocations added value. The Fund's holdings in the consumer staples, information technology and utilities sectors outperformed the corresponding sectors within the Russell Index, but this was overshadowed by stock selection in the financial, energy and materials sectors.

   Having a smaller financials position than the Russell Index was especially advantageous, as financial stocks continued to struggle under the weight of credit market uncertainty and the weak U.S. housing market. As expected in a declining equity market, the Fund's small cash position helped cushion performance as well. Offsetting some of this positive impact were the Fund's weightings in energy and utilities, which were smaller than those of the Russell Index.

   Having a smaller position in General Electric compared to the Russell Index was advantageous. The company has a high degree of sensitivity to economic activity and suffered as people began to worry more about slower U.S. and global economic growth. The Fund also benefited from its positions in Flowserve, Total, QUALCOMM and Halliburton, which were larger than those of the Russell Index. Flowserve makes valves and pumping machinery for industrial companies, particularly oil, gas and chemical companies, and has benefited from the high level of activity in those end markets. Total, a French integrated oil company, was attractive to us because it provides exposure to the strong performing energy market, with faster production growth and a price slightly less expensive than many of its peers. Communications equipment company QUALCOMM has begun to see traction with its third-generation cell phone chip and has made some progress in solving ongoing legal issues with Nokia. Halliburton performed well as the energy services industry benefited from increased exploration and production activity spurred by high energy prices.

   The Fund's holdings of the government-sponsored Federal Home Loan Mortgage Corp. (Freddie Mac) were the most significant individual detractor from return. Though the majority of Freddie Mac's business isn't directly connected to the subprime mortgage breakdown, continued weakness in the North American residential market has hurt the company due to mortgage losses and performance of securities owned by the company. Mortgage lender Countrywide Financial continued to suffer from credit market difficulties, but Bank of America finally completed its takeover of the company and the Fund's small remaining holdings of Countrywide converted into Bank of America stock.

--------------------------------------------------------------------------------

 40 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund

   Strong energy sector performance has pushed stock prices to levels that appear overvalued to us, therefore, we have focused on companies with valuations we consider to be reasonable and growth potential attractive. As a result, we preferred energy stocks such as Total, cited above as a leading contributor to performance, over its peer Occidental Petroleum.

Q: What changes did you make to the Fund's portfolio during the period?

A: The Fund's financials position decreased over the six-month period, due partly to our active repositioning and partly to market performance, as financial stocks generally declined in value. Early in the period, we reduced the Fund's holdings of lending-based financial companies, specifically banks and savings and loans.

   The Fund's energy position increased during the period, a result of a combination of market performance and active management. The energy sector's steep appreciation boosted the Fund's energy weighting. In addition, we added to the Fund's holdings of energy services companies, as selected stocks became relatively inexpensive and appear poised to benefit from increased exploration and production activity.

   We increased the Fund's information technology position. Technology stocks, particularly some of the larger, more mature companies, appear inexpensive to us. They also fit well with a developing portfolio theme - an emphasis on companies that we believe have relatively limited downside risk due to attractive valuations, but are positioned to capitalize on any improvement in economic activity.

Q: How do you plan to manage the Fund in the coming months?

A: For the past year or more, using valuation as a factor in stock selection has been counterproductive. Valuations in the equity market were very tight, with little difference in a stock's valuation, whether it was a traditional growth stock or a traditional value stock. Under those conditions, it made sense to emphasize growth over value as growth stocks outperformed. Recently, we have begun to see greater variation in valuation, which leads us to believe valuation is likely to become a greater determinant of a stock's performance going forward. As a result, we have been increasing exposure to valuation-driven opportunities. An example is technology stocks, as discussed above.

   In addition, we believe the Fund is positioned for a period of global economic deceleration, with a de-emphasis on global commodity-based industries. The Fund has smaller-than-Russell Index positions in energy and materials, particularly in industrial metals such as aluminum and copper. We expect the tight supply and demand equation in the commodities markets to ease amid economic slowing, leading these companies to underperform.

   With large-cap companies still having roughly the same valuation as mid- and small-cap companies, we continue to emphasize large-cap companies. Larger companies tend to have more stable business models, which can better withstand a decelerating economic environment. They also tend to have more international exposure, which may benefit from the tail end of the current period of dollar depreciation.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  41

RiverSource VP - Large Cap Value Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             1.08%                             1.04%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.01%), will not exceed 1.05%.

AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                            -15.58%
 1 year                               -20.57%
 3 years                               +1.32%
 Since inception (2/4/04)              +3.38%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE GRAPH)

Financials                                                                       19.4%
Energy                                                                           18.2%
Industrials                                                                      10.6%
Consumer Discretionary                                                            9.8%
Information Technology                                                            8.9%
Health Care                                                                       8.2%
Other(1)                                                                         24.9%

 (1) Includes Telecommunication Services 7.2%, Consumer Staples 7.0%, Utilities 4.6%, Materials 2.6% and Cash & Cash Equivalents 3.5%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Exxon Mobil                           5.7%                $874,162
 Chevron                               4.0                  605,387
 AT&T                                  3.2                  488,169
 ConocoPhillips                        2.7                  414,089
 Verizon Communications                2.5                  383,560
 Pfizer                                2.3                  353,959
 General Electric                      2.1                  316,597
 Bank of America                       2.0                  312,194
 JPMorgan Chase & Co                   1.8                  273,073
 Citigroup                             1.4                  219,757

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 27.7% of portfolio assets

--------------------------------------------------------------------------------

 42 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Growth Fund

Below, the portfolio management team discusses RiverSource VP - Mid Cap Growth Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did the Fund perform for the six months ended June 30, 2008?

A: RiverSource VP - Mid Cap Growth Fund declined
   11.28% for the semiannual period ended June 30, 2008, underperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which fell 6.81% for the period. The Fund underperformed its peer group represented by the Lipper Mid-Cap Growth Funds Index, which declined 8.43% for the same time frame.

Q: What factors had a significant impact on performance?

A: During the six-month semiannual period, stock volatility was higher than we had seen for some years. Energy prices were the leading story in the equity markets, as the U.S. dollar weakened and commodity prices continued to rise. Meanwhile, continuing difficulties in the credit markets slowed economic growth and hampered the profitability of many financial services firms.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Mid Cap Growth Fund                  -11.28%

Russell Midcap(R) Growth Index (unmanaged)             -6.81%

Lipper Mid-Cap Growth Funds Index                      -8.43%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

   In the Russell Index, results were driven exclusively by the energy sector -- up over 30% and the only index sector to deliver a positive return. The next strongest sectors, utilities and basic materials, both declined for the six-month period. Compared to the Russell Index, the Fund had a smaller energy position, a disadvantage given the sector's sharp gain. We had less emphasis on energy stocks because we believe current oil prices reflect an unsustainable commodities bubble. We already see demand falling as airlines reduce capacity and consumers reduce miles driven, but this has not yet been reflected in energy prices. A key reason for the underperformance of the Fund's energy holdings was a de-emphasis of energy equipment and services stocks, the best performing industry in the Russell Index.

   Positioning in the technology sector also had an unfavorable effect on results, due to both stock selection and a larger weighting than the Russell Index. Though we were right in believing the weak U.S. dollar would produce a tailwind of overseas technology buying, this was not enough to counter two negative influences: the first quarter technology weakness that typically follows strong fourth quarter buying cycles and the continued credit market disruption that forced financial services companies to reduce their technology purchases. By March and April, the technology sector was performing better, but technology stocks weakened again in June and the two months of favorable results were not enough to offset previous weakness in the Fund. Stock selection in the consumer staples sector was also disadvantageous.

   The Fund's positioning in the consumer discretionary sector was beneficial. We began the period with a substantially smaller weighting than the Russell Index. In January we increased the Fund's weighting, bringing it about equal with the Russell Index, but later in the period, we again trimmed the consumer discretionary position. The timing of these shifts had a positive effect on the Fund's performance relative to the Russell Index. Stock selection in the consumer discretionary sector was a slight detractor from relative return.

   Stock selection in the health care sector added to return relative to the Russell Index. At the start of the year, earnings forecasts for many health care companies were quite high, but we focused on individual stocks where earnings estimates had already been lowered to levels we considered reasonable. The Fund's health care position was smaller than that of the Russell Index at the start of the period and was slightly larger than the index weighting by the end of the six months.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  43

RiverSource VP - Mid Cap Growth Fund

   Having a smaller industrials position than the Russell Index was effective, but the Fund's results in the industrials sector were hampered by stocks in the alternative energy industry. Many of these stocks lagged following very strong 2007 performance. We maintain our alternative energy focus and are confident the industry can perform well over the next three years.

   Individual contributors to relative return included solar energy firm Energy Conversion Devices and semi-conductor company PMC-Sierra. Energy Conversion Devices was the Fund's strongest performer over the six-month period. In addition to the secular trend toward increased use of solar energy, the company also benefited from a management change. The new management team expanded operating margins and, as a result, Energy Conversion Devices caught up with other solar companies that had performed well last year. PMC-Sierra benefited from both secular and cyclical communications themes. The company has a specialized chip that allows for higher speed transmission of voice, video and data. The company also has substantial international exposure, particularly to China's extraordinary growth. In terms of cyclical opportunities, PMC-Sierra sells chips that speed access to stored data.

   Detracting from return were VistaPrint and United Airlines. VistaPrint, which consolidates local printing into an online service for small businesses and home offices, exhibited no fundamental weakness as the company met revenue and earnings growth expectations. Nevertheless, its price-to-earnings multiple declined. We continue to believe the company's future revenue and earnings growth will exceed expectations. United Airlines had performed quite well from when we originally purchased it, benefiting from strong cash flow and a solid balance sheet. However, during this period United Airlines suffered as oil prices affected the airline industry and investors reacted negatively to speculation the company would buy a smaller airline. We continue to hold the stock because we believe there could be tremendous upside if oil prices retreat.

Q: What changes did you make to the Fund during the period?

A: The most meaningful change to the Fund was the repositioning in the consumer discretionary sector, which we discussed above. Although the overall consumer discretionary weighting was about the same at the beginning and end of the period, the shifts within the six months were significant.

   We slightly reduced the Fund's health care weighting due to uncertainty about the next presidential administration and a growing sense that no matter who is elected there will likely be pricing pressure in the sector. We question whether health care will be the recessionary safe haven it has been in the past. Even though we reduced the Fund's health care exposure, its weighting was slightly larger than that of the Russell Index at the end of the period because the Index's health care weighting decreased even more than the Fund's did during the period.

   We took profits in some financial stocks such as T. Rowe Price. Financials are a small sector within the Russell Index, and the Fund's weighting was slightly smaller than that of the Russell Index at the end of the period.

Q: How do you plan to manage the Fund in the coming months?

A: We believe the government's economic stimulus package and lower interest rates are going to have a positive effect on the U.S. economy as we approach the end of 2008. We also believe an improving economy raises inflation risks. We may trim some consumer discretionary positions because we believe inflation could cause consumers to restrict spending in 2009 and 2010.

   Both the U.S. Treasury and the Federal Reserve (the Fed) have made strong statements about strengthening the U.S. dollar. This has led to some stabilization in the dollar and we believe further stabilization could moderate and possibly reverse rising commodity prices.

   While we believe energy prices will fall, we also think increases in consumer prices will be problematic and that interest rates will have to move higher. Though apparently leery of raising rates prematurely, the Fed has signaled that it won't be cutting and may be raising rates soon. Though we think economic growth is going to be fine near term, we are more cautious longer term.

   We remain optimistic about equity performance between now and the end of the year. We're quite optimistic about international growth in technology sales, fueled by favorable exchange rates and rising demand in emerging market countries. We have seen tremendous revenue acceleration in many technology companies selling into the international markets.

   We are still finding attractive opportunities in mid-cap stocks, particularly related to continuing merger and acquisition (M&A) activity. Valuations on potential target companies have fallen, while valuations on likely buyers held up well during the equity market's flight to quality. In addition, buyers seem eager to close deals before a presidential administration change that might lead to greater restrictions. We have found M&A activity to be a leading catalyst in the mid-cap arena, particularly in the technology sector.

--------------------------------------------------------------------------------

 44 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

   We also anticipate that growth stocks will continue to outperform value stocks. Growth stocks have just begun to outperform following a five-year cycle that favored value stocks. We think growth stocks can continue to outperform in the slower economic environment we are now experiencing.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 0.86%

 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.12%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            -11.28%
 1 year                                -9.54%
 3 years                               +3.66%
 5 years                               +6.68%
 Since inception (5/1/01)              +3.36%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008

 (PIE CHART)

Information Technology                                               33.0%
Health Care                                                          12.6%
Industrials                                                          12.2%
Consumer Discretionary                                               11.3%
Energy                                                                9.7%
Cash & Cash Equivalents(2)                                            7.1%
Other(1)                                                             14.1%

 (1) Includes Financials 5.0%, Telecommunication Services 3.2%, Materials 2.6%, Utilities 2.2% and Consumer Staples 1.1%.

 (2) Of the 7.1%, 6.1% is due to security lending activity and 1.0% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 VistaPrint                            3.9%              $19,220,664
 TIBCO Software                        3.4                17,055,072
 St. Jude Medical                      3.0                14,948,917
 PMC-Sierra                            2.7                13,202,262
 F5 Networks                           2.1                10,673,727
 TD Ameritrade Holding                 1.9                 9,521,618
 Celera Group                          1.9                 9,502,527
 Hubbell CI B                          1.6                 8,053,780
 BJ Services                           1.5                 7,660,170
 Newfield Exploration                  1.5                 7,610,042

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 23.5% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  45

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Value Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Mid Cap Value Fund perform for the semiannual period?

A: RiverSource VP - Mid Cap Value Fund declined 10.52% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which decreased 8.58% for the period. The Fund also underperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which fell 7.62% over the same time frame.

Q: What factors most significantly affected the Fund's performance?

A: The six-month period ended June 30, 2008 was the worst first half of a year for the broad equity market since 1970, setting the stage for what can only be considered an extremely challenging period for equity investors. The downturn was driven primarily by the continued deterioration of the housing market and the acceleration in oil and gasoline prices. The combination of these factors also impacted expectations for consumer spending growth.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Mid Cap Value Fund                   -10.52%

Russell Midcap(R) Value Index (unmanaged)              -8.58%

Lipper Mid-Cap Value Funds Index                       -7.62%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

   In fact, heightened inflationary pressure, weak economic growth and disappointing employment numbers even generated prospects of stagflation. Given this backdrop, energy was the best performing sector in the Russell Index for the period; financials and consumer discretionary were the weakest.

   Helping the Fund's relative six-month results most was its significant allocation to and effective stock selection within the strongly-performing energy sector. Standout individual performers included oil and gas exploration and production companies Southwestern Energy and Pioneer Natural Resources, diversified energy services company Weatherford International, and oil field services firm BJ Services. Despite these relative gains, their contributions were more than erased by detractors.

   Detracting most from the Fund's results during the period were sizable allocations to the automobile industry within the consumer discretionary sector and the transportation sector. What particularly hurt was having a greater exposure to auto companies, such as Ford Motor Co. and General Motors. Also detracting was a basket of airline companies, which proved to be weaker than railroad firms, where the Fund had a smaller position. Stock selection in the industrials sector also detracted. Farm machinery manufacturer AGCO and aerospace and commercial aircraft components manufacturer Goodrich disappointed.

Q: What changes did you make to the Fund's portfolio during the period?

A: We reduced the Fund's exposure to electric utilities.
   Electric utilities had the highest P/E multiples seen in the last 20 years or so during the semiannual period. We felt relative valuations were more attractive elsewhere, especially given our expectations for subdued economic growth over the near term. Therefore, we deployed proceeds from this area into the consumer discretionary sector, which includes automobiles, and the transportation sector.

   The Fund's already moderate exposure to financials was also reduced further during the period, due both to active selling on our part as well as to market value declines. Active selling of financials was driven by our view that solutions to the housing and credit market crises will take some time to unwind and attractive levels of profitability among financials companies will likely take even longer to be realized. We deployed the proceeds from the portfolio's financials holdings into information technology.

--------------------------------------------------------------------------------

 46 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

   We also decreased the Fund's allocation to health care, primarily through the sale of Health Net and Humana. During the period these managed care companies faced the dual headwinds of higher cost trends related to Medicare and lower commercial enrollment due to the weakening employment environment. We deployed the proceeds from these sales into the industrials sector.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: In balancing our long-term view and our more near-term concerns, we have established an emphasis in the Fund on economically-sensitive equity sectors. In our view, this positions the Fund well to benefit from stabilization of the downturn in economic growth and provides upside potential, should the economy perform better than anticipated.

   As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific and industry-level opportunities to add value for our shareholders. We will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 1.03%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.03%) will not exceed 1.05%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            -10.52%
 1 year                               -14.44%
 3 years                               +8.19%
 Since inception (5/2/05)              +9.85%

 * Not annualized.


SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Industrials                                                                      21.9%
Energy                                                                           18.3%
Consumer Discretionary                                                           15.8%
Financials                                                                       13.1%
Information Technology                                                           12.2%
Materials                                                                         7.1%
Other(1)                                                                         11.6%

 (1) Includes Utilities 3.1%, Consumer Staples 2.4%, Health Care 2.0%, Telecommunication Services 1.7%, Telecommunication 0.1% and Cash & Cash Equivalents 2.3%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Eaton                                 2.6%               $9,070,292
 Lorillard                             2.2                 7,610,927
 Eastman Chemical                      2.1                 7,310,728
 Ford Motor                            2.1                 7,104,167
 BJ Services                           2.0                 6,946,599
 Pioneer Natural Resources             1.9                 6,737,950
 PartnerRe                             1.8                 6,376,760
 Newfield Exploration                  1.7                 5,923,004
 CSX                                   1.7                 5,754,276
 Ingersoll-Rand Cl A                   1.6                 5,468,673

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 19.7% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  47

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - S&P 500 Index Fund

Below, portfolio manager David Factor discusses RiverSource VP - S&P 500 Index Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - S&P 500 Index Fund perform for the semiannual period?

A: RiverSource VP - S&P 500 Index Fund declined 12.10% for the six months ended June 30, 2008, underperforming the 11.91% decrease of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, fell 12.00% during the same time frame.

   Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.51% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See the Annual Operating Expense Ratio table following this Portfolio Management Q&A.)

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - S&P 500 Index Fund                   -12.10%

S&P 500 Index (unmanaged)                             -11.91%

Lipper S&P 500 Objective Funds Index                  -12.00%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

"Standard & Poor's(R)," "S&P," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.

Q: What market factors most significantly affected Fund performance?

A: The first half of 2008 was, to be blunt, rather dreadful.
   Skyrocketing oil and gasoline prices, the mortgage market collapse, ongoing deterioration of the housing market and concerns about a possible U.S. economic recession dominated investors' thoughts. Indeed, it was the worst first half of a year for the broad equity market since 1970.

   The first quarter of 2008 was the worst for the stock market since the third quarter of 2002. There were signs that consumer spending was slowing. Sales of new and existing homes showed no signs of stabilizing. The debate over the potential impact of inflation continued as commodity prices soared higher, but both overall and core inflation remained relatively steady during the quarter. Making the most headlines, perhaps, were the financial markets, which continued to take repeated blows from the fallout of the subprime mortgage crisis. During the second quarter, the S&P 500 again lost ground, as the stock market was crushed by the price of crude oil. Crude oil prices rose about 10% in June and approximately 38% in the second quarter alone, to end the period around $140 per barrel. The U.S. consumer continued to be challenged by these higher energy prices as well as by falling home values, rising food prices, a weakening labor market and high debt levels. Further, the agony for the financial sector continued as concerns grew over how badly the collapse of the mortgage market had damaged the balance sheets of financial companies.

   Such ongoing turmoil forced the Federal Reserve System (the Fed) to take extraordinary action. During the semiannual period, the Fed lowered the targeted federal funds rate by a whopping 225 basis points (2.25%) including an emergency inter-meeting cut of 0.75% in January. At the end of the period, the targeted federal funds rate stood at 2.00%. In addition, the Fed announced several new policies designed to ensure adequate liquidity in the financial system, including coordinated action with other central banks and new lending facilities. Following its April interest rate cut, the Fed announced at its subsequent meetings during the period that it was holding the targeted federal funds rate steady, a statement widely considered to signal an end to the Fed's easing cycle.

Q: Which equity sectors and securities affected the S&P 500
   Index' performance most during the six months?

A: Energy and materials were the best performing sectors in the S&P 500 Index, with each generating positive returns. The top performing industries for the period were oil, gas and consumable fuels, energy equipment and services,

--------------------------------------------------------------------------------

 48 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

   road and rail, metals and mining, and food and staples retailing.

   Conversely, financials and information technology were the two weakest sectors, each posting double-digit negative returns. With financials as the largest sector by weighting in the Index and in the Fund, it detracted most from the Fund's semiannual performance. Indeed, four of the five weakest performing industries for the period were part of the financials sectors, namely diversified financial services, insurance, capital markets and commercial banks. Pharmaceuticals was also a poorly performing industry during the period.

   Among individual stocks in the S&P 500 Index, Wal-Mart Stores, International Business Machines (IBM), Devon Energy, Halliburton and Chevron contributed the most to returns during the six-month period. The biggest underperformers were General Electric, American International Group (AIG), Bank of America, Citigroup and Microsoft.

   As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Q: What changes were made to the Fund during the period?

A: Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund's portfolio with the rebalancing of the Index conducted by Standard & Poor's on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

   During the annual period, there were ten additions and ten deletions to the Index and the Fund's portfolio. Stocks added to the Index and Fund included energy and other commodities-related companies AK Steel, Cabot Oil & Gas, Massey Energy, Cameron International and Southwestern Energy and tobacco companies Philip Morris Intl. and Lorillard. Deletions included several financials companies, including Countrywide Financial, Ambac Financial Group, Bear Stearns and Commerce Bancorp. Other deletions included such well-known names as OfficeMax, Trane, Circuit City Group and Harrah's Entertainment.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancing and stock substitutions we make to align the Fund with the S&P 500 Index.

   Looking ahead, the equity market needs some sort of catalyst to make things better. Most agree that the bottom for the S&P 500 Index has not yet been reached and that the bottom is likely dependent on the U.S. dollar and on the price of oil. Further, at the end of the semiannual period, inflationary pressures were intensifying, and the repair of financial sector balance sheets was becoming increasingly difficult to accomplish. Earnings estimates were being revised lower, squeezed by sluggish demand and rising costs. The cheapest sectors - financials and consumer discretionary - were the ones with the biggest problems. Others appeared overvalued. Overall, we believe that the U.S. economy may well experience a recession in 2009 and that equity markets will be challenged in such an environment. There remains the possibility, however, that the growth rate of the U.S. economy will surprise on the upside over the next several quarters, as rebate checks are spent, export growth remains strong and the drag from the downturn in housing construction begins to moderate. Should this better-than-expected growth be realized, then the economy may avoid recession, though inflation and the onset of higher interest rates remain risks in such a scenario.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  49

RiverSource VP - S&P 500 Index Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

             TOTAL                        NET EXPENSES(A)
             0.52%                             0.51%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.51%.

AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                            -12.10%
 1 year                               -13.51%
 3 years                               +3.92%
 5 years                               +7.06%
 Since inception (5/1/00)              -0.50%

 * Not annualized.

SECTOR BREAKDOWN*


 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Information Technology                                                           16.3%
Energy                                                                           16.1%
Financials                                                                       14.1%
Health Care                                                                      11.8%
Industrials                                                                      11.0%
Consumer Staples                                                                 10.7%
Other(1)                                                                         20.0%

 (1) Includes Consumer Discretionary 8.0%, Materials 3.9%, Utilities 3.9%, Telecommunication Services 3.3% and Cash & Cash Equivalents 0.9%.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Exxon Mobil                           4.1%              $12,513,401
 General Electric                      2.4                 7,148,944
 Microsoft                             2.0                 5,921,088
 Chevron                               1.8                 5,510,041
 AT&T                                  1.8                 5,378,709
 Procter & Gamble                      1.6                 4,989,035
 Johnson & Johnson                     1.6                 4,872,789
 IBM                                   1.4                 4,374,705
 Apple                                 1.3                 3,968,998
 ConocoPhillips                        1.3                 3,912,749

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 19.3% of portfolio assets

--------------------------------------------------------------------------------

 50 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Short Duration U.S. Government Fund

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP - Short Duration U.S. Government Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the semiannual period?

A: RiverSource VP - Short Duration U.S. Government Fund declined 0.10% for the six months ended June 30, 2008. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 2.11%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 1.41% during the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Short Duration U.S. Government
  Fund                                                 -0.10%

Lehman Brothers 1-3 Year Government Index
  (unmanaged)                                          +2.11%

Lipper Short U.S. Government Funds Index               +1.41%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Shares of the RiverSource VP - Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

Q: What factors most significantly affected Fund performance during the semiannual period?

A: The semiannual period ended June 30, 2008 was marked by chaos in the financial markets and volatile interest rates in the aftermath of the 2007 subprime mortgage crisis. A classic flight to quality dominated the U.S. fixed income market as investor aversion to risk remained elevated. Inflation became an additional concern for the fixed income market during these months, with oil, gasoline and food prices reaching record highs. The Federal Reserve System (the Fed) responded to the fallout from the chaos and concern by taking a variety of strong and decisive actions. Having embarked on an interest rate cutting campaign in September 2007 to address the tighter credit markets and the ongoing housing market downturn, the Fed continued to be aggressive in 2008. In all, the Fed cut the targeted federal funds rate a total of 225 basis points (2.25%) during the first half of the year. The Fed also introduced several new tools to provide liquidity to the financial system at large and the mortgage market in particular.

   For the semiannual period overall, interest rates fell significantly, as investors fled riskier assets for the relative safety of U.S. Treasuries, pushing yields sharply lower. While yields moved lower across the yield curve, they did so more significantly in the shorter segments than at the long-term end, causing the U.S. Treasury yield curve to grow steeper over the semiannual period. Outside of Treasuries, other fixed income sectors posted positive but comparatively weaker results.

   The primary contributor to the Fund's performance was its exposure to Treasury Inflation-Protected Securities, or TIPS. TIPS outperformed non-inflation-protected Treasury securities, as inflationary pressures grew and actual inflation was reported higher than expected during the period.

   Also, issue selection within agency mortgage-backed securities boosted returns, particularly the Fund's emphasis on premium coupon securities. Higher coupon mortgage-backed securities outperformed lower coupon mortgage-backed securities for the period. Still, these positives were more than outweighed by the impact of yield curve positioning, which detracted from performance over the period. The Fund had a more modest exposure to the 1- to 3-year portion of the yield curve, which outperformed, and a more sizable allocation to the 10-year segment of the yield curve, which lagged.

   The Fund's sizable exposure to mortgage-backed securities and agency securities also detracted from results, as these sectors of the fixed income market posted

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  51

RiverSource VP - Short Duration U.S. Government Fund

   positive returns but underperformed Treasuries during the semiannual period. An exposure to non-agency mortgage-backed securities also detracted, as this sector of the fixed income market was especially hurt due to growing concerns regarding credit overall and residential credit in particular.

Q: What changes did you make to the Fund and how is it currently positioned?

A: We increased the Fund's position in TIPS, as actual and anticipated inflation pressures rose. We also strategically adjusted the Fund's duration relative to the Lehman Index throughout the semiannual period, as market conditions shifted. The Fund ended the period with a duration that was slightly longer than the Lehman Index.

   The Fund's portfolio turnover rate for the six-month period was 177%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

Q: What is the Fund's tactical view and strategy for the months ahead?

A: Toward the end of the period, the market for high quality non-Treasury securities finally appeared to be improving, and even lower quality bonds had rebounded from their lows. While economic growth over the coming months may not be as strong as earlier in the cycle, we expect the U.S. economy to narrowly avoid recession this year, as the economic stimulus package passed by Congress should help keep economic growth positive. However, we do believe that low interest rates and a weakened currency have combined to form an inflation problem that may weigh heavily on consumers and financial markets in the second half of this year and into 2009. To accommodate for this pressure, we believe that the Fed will eventually have to increase interest rates, and Treasury yields should continue to drift higher.

   In this environment, we intend to maintain the Fund's exposure to TIPS. We also believe the most compelling opportunities at the end of the semiannual period were in high quality non-Treasury securities, as they were priced at historically wide levels. Having begun in the last months of the semiannual period, we expect this recovery to continue over the months ahead, as fears ultimately subside and liquidity returns to the markets. Among its mortgage-backed holdings, we currently intend to maintain the Fund's premium coupon bias, as prepayments are expected to remain slow. We also view select pockets of non-agency mortgage-backed securities as attractively priced, though our focus is on those securities within this sector with superior credit enhancements. We intend to maintain the Fund's current duration positioning for the near term. As always, our strategy is to seek to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

SECTOR BREAKDOWN

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Mortgage-Backed*                                                                 49.9%
U.S. Government Obligations & Agencies                                           24.7%
Cash & Cash Equivalents                                                          20.3%
Asset-Backed                                                                      2.0%
Foreign Government                                                                1.9%
Commercial Mortgage-Backed                                                        1.2%

 * Of the 49.9%, 9.5% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL

 0.79%

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                            -0.10%
 1 year                               +3.45%
 3 years                              +3.21%
 5 years                              +2.33%
 Since inception (9/15/99)            +3.85%

 * Not annualized.

--------------------------------------------------------------------------------

 52 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Advantage Fund

RiverSource VP - Small Cap Advantage Fund declined 12.48% for the semiannual period ended June 30, 2008, underperforming its benchmark, the Russell 2000(R) Index (Russell Index), which fell 9.37% for the same period. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, declined 7.04% for the period.

The Fund is managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management LLC (Kenwood) in Minneapolis, Minn., an indirect partially-owned subsidiary of Ameriprise Financial, Inc.

Q: What factors had a significant impact on performance?

A: During the first half of 2008, the U.S. equity market was pressured from all sides by an intensified on-going credit market crisis, growing risk to the economy and corporate earnings, record high energy prices and a weak U.S. dollar. The Federal Reserve took decisive steps to provide liquidity to the banking system and to mitigate damage to the real economy from the credit crunch, but its actions were not enough to counter the growing pessimism. Though price declines were widespread throughout the U.S. equity markets, mid-cap and growth-oriented stocks weathered the downturn somewhat better.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource VP - Small Cap Advantage Fund             -12.48%

Russell 2000(R) Index (unmanaged)                      -9.37%

Lipper Small-Cap Core Funds Index                      -7.04%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Investments in small capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

   There was a sharp divergence in sector performance during the period. Within the Russell Index, the energy sector gained a remarkable 52%, while financial stocks declined 21%. We manage the Fund with the goal of maintaining sector weights that are similar to the Russell Index. Given the sharp divergence of sector returns, our sector neutrality relative to the Russell Index placed the Fund at a disadvantage compared with its peers that engage in sector timing strategies.

   In the higher volatility environment of this semiannual period, our quantitative stock selection models struggled, failing to predict small-cap stock returns as effectively as we would normally expect. Valuation-based appraisal factors -- principally a free cash flow yield model and a trailing earnings yield model -- were generally weak indicators of performance, as investors ignored valuation in search of companies with positive growth prospects in a slowing economy. While factors based on analyst estimate revisions, earnings surprises and financial strength were generally effective, the positive contribution from these signals did not compensate for the weakness of valuation-based signals.

   Consistent with our strategy, stock selection had the largest effect on the Fund's performance; specifically, stock selection in the finance and consumer discretionary sectors accounted for the majority of the Fund's underperformance. In finance, stock selection in the regional bank and savings and loan groups was detrimental. Overweight positions in a number of West Coast bank and thrift institutions, including Preferred Bank, Cathay General Bancorp and East West Bancorp, penalized the Fund's performance. Their shares underperformed the broader small-cap bank segment due to concerns about possible losses from exposure to residential construction and development loans.

   In the consumer discretionary sector, the troubles facing the major U.S. auto manufacturers negatively impacted the performance of a number of auto parts companies including our holdings in Lear Corp. and Dana Holdings. Investors sold shares of these companies as expectations for difficult times in the auto industry came to fruition. Cooper Tire and Rubber Co. also under performed as high oil prices increased input costs and decreased demand for replacement tires. In addition, the Fund's position in Learning Tree International, an educational services company, fell after the company issued disappointing earnings guidance.

   On the positive side, stock selection in materials, consumer staples and health care added to return. In the Fund's materials holdings, positions in fertilizer

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  53

RiverSource VP - Small Cap Advantage Fund

   companies CF Industries and Terra Industries advanced on strong worldwide demand for agricultural commodities. In consumer staples, the Fund benefited from overweight positions in the beverage and food groups, including Central European Distribution, Diamond Foods, Cal-Maine Foods and NBTY.

   Among the Fund's holdings in health care, an overweight position in Hangar Orthopedic Group added to performance, as its stock price rose following a positive earnings report. The Fund also benefited from an overweight in specialty pharmaceutical company ViroPharma.

Q: How would you describe your investment strategy/approach?

A: Our strategy employs a quantitative approach to small-cap investing. We use computer models that seek to identify the most attractive stocks in each economic sector, based on a balanced set of valuation, earnings and price-related variables. This approach seeks to identify quality companies -- differentiated by superior cash flow generation and attractive valuations -- from both the growth and value sides of the small-cap universe. We believe the objectivity of our approach is an advantage because investors often let emotions stand in the way of sound investment decisions.

   Our goal is to own a portfolio of stocks that represents the best opportunities in each sector. We invest in all sectors of the small-cap market at roughly the same weightings as the Russell Index. We avoid "top down" sector rotational strategies, which we believe introduces an unnecessary and largely uncompensated risk to the portfolio.

Q: How do you plan to manage the Fund in the coming months?

A: Our small-cap strategy is focused on individual stock selection, based on our quantitative appraisal discipline. Consistent with our strategy, we maintain a risk-neutral position relative to the Russell Index in terms of characteristics such as sector membership, market capitalization and nominal share price.

   The equity market's sharp sell-off in June resulted in the worst first half performance for small-cap equities since 1984. Should this economic downturn prove a typical one -- lasting 12 to 15 months -- investors may be able to look forward to a bottoming process in the equity market by year end. However, because the consumer sector has been weakened by energy prices and credit shocks over the past year, we believe consumers and financial institutions will need time to repair their balance sheets and that economic recovery in 2009 will be distinctly sub par.

   Small-cap equity valuations are now near their long-term averages relative to both large-cap stocks and Treasury bonds. Historically, small-cap stocks have begun to outperform roughly halfway through a recession because they tend to be more economically sensitive and benefit from expectations of an upturn. Although we are cautious about the immediate market environment, we remain optimistic about the prospects for our small-cap strategy.

   In our view, the past two years have much in common with the period from 1999-2001, which coincided with the peak and bursting of the technology bubble -- this time with a credit/housing bubble at the center of the storm. We believe the next few years are likely to produce a more rewarding investment environment similar to the one that followed the unwinding of the technology bubble. Equity valuations now reflect more normal levels of risk aversion. Valuation spreads -- measures of dispersion between the most and least expensive stocks -- have widened significantly, especially in the consumer and finance sectors, after being unusually narrow. We believe this creates better opportunities to differentiate successfully among small-cap stocks based on relative valuations.

   While we wait for the eventual bottom in this credit cycle, we believe disciplined risk management and our balanced approach to stock selection will contribute to performance.

--------------------------------------------------------------------------------

 54 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 1.01%

 (a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.11%), will not exceed 1.13%.

AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                            -12.48%
 1 year                               -21.27%
 3 years                               -0.34%
 5 years                               +8.11%
 Since inception (9/15/99)             +5.30%

 * Not annualized.

SECTOR BREAKDOWN*

 Percentage of portfolio assets at June 30, 2008

 (PIE CHART)

Financials                                                                       18.9%
Information Technology                                                           16.7%
Industrials                                                                      15.2%
Consumer Discretionary                                                           14.7%
Health Care                                                                      12.6%
Energy                                                                           10.1%
Other(1)                                                                         11.8%

 (1) Includes Materials 3.5%, Utilities 3.3%, Consumer Staples 3.1%, Telecommunication Services 0.8% and Cash & Cash Equivalents 1.1%(2).

 (2) Of the 1.1%, 0.1% is due to security lending activity and 1.0% is the Fund's cash equivalent position.

 * Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 iShares Russell 2000 Index
 Fund                                  1.5%               $1,739,556
 Affymetrix                            0.8                   933,303
 Acuity Brands                         0.8                   896,211
 EMCOR Group                           0.7                   810,252
 Concho Resources                      0.7                   805,681
 Nationwide Health
 Properties                            0.7                   790,399
 Buckle                                0.7                   777,867
 W&T Offshore                          0.7                   767,652
 Stone Energy                          0.7                   764,556
 Par Pharmaceutical
 Companies                             0.6                   746,580

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 (PIE CHART)                 up 7.9% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  55

PORTFOLIO MANAGEMENT Q&A

Threadneedle VP - Emerging Markets Fund

Below, Threadneedle VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the semiannual period ended June 30, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadvisor to the Fund.

Q: How did Threadneedle VP - Emerging Markets Fund perform for the semiannual period?

A: Threadneedle VP - Emerging Markets Fund declined
   9.28% for the six months ended June 30, 2008. The Fund outperformed its benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI Index), which fell 11.64%. The Fund also outperformed its peer group, the Lipper Emerging Markets Funds Index, which declined 13.01% for the same period.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

Threadneedle VP - Emerging Markets Fund                -9.28%

MSCI Emerging Markets Index (unmanaged)               -11.64%

Lipper Emerging Markets Funds Index                   -13.01%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets due to the dramatic pace of economic, social and political change.

Q: What factors most significantly affected performance?

A: During the semiannual period, emerging market equities underperformed global equities while slightly outperforming U.S. equities. Increased risk aversion brought on by the spreading credit crisis and slowing economic growth was primarily responsible for declines in the emerging markets.

   Asian markets, particularly China, India and South Korea, were among the weakest performers in the emerging market universe. Latin America was the best performing region, fueled by favorable results in Brazil. Improving fundamentals and higher commodity prices contributed to Brazil's strong performance. Eastern Europe, the Mid East and Africa declined, with Russia falling slightly. South Africa also fell and Turkey experiencing a sharp decline.

   We have seen a polarization of performance between countries that produce oil and those that import it. The strongest emerging market performers have been commodity producing nations, particularly energy exporters. Asian markets have also been negatively affected by declining exports to the United States, combined with rising prices on raw materials and other commodities they import.

   Within the portfolio, we have emphasized commodity producing regions, because even though we anticipated slowing global growth, we recognized that economic growth in emerging markets remained firm, supporting commodity demand.

   The Fund benefited from its allocation to Latin America, which was larger than that of the MSCI Index. Having a smaller weighting in Asia, including China, India and South Korea, compared to the MSCI Index, was also advantageous. The Fund's allocations to Brazil and Russia were the two largest overweights compared to the MSCI Index. The allocation to Brazil had a positive effect on relative performance. An underweight in Turkey was also advantageous.

   Conversely, the Fund had less exposure to Taiwan than the MSCI Index, which was a disadvantage. The election of a new government that favors stronger ties to mainland China has raised hopes for an economic renaissance in Taiwan. We de-emphasized Taiwan because much of its equity market is technology companies, a sector we don't currently favor, and domestic stocks that are unattractive to us from a valuation standpoint.

   The Fund's results were also hampered by a small weighting in Pakistan and lack of exposure to Argentina, two small positions in the MSCI Index.

--------------------------------------------------------------------------------

 56 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Threadneedle VP - Emerging Markets Fund

   Sector positioning was advantageous as the Fund emphasized energy and materials, the two best performing sectors, and had smaller-than-MSCI Index positions in information technology, financials and industrials, three underperforming sectors.

   Individual contributors to return included Israel Chemicals, a company that produces potash and raw materials for natural fertilizer. The price of fertilizers has been rising due to China's demand and increased global pressure to improve agricultural yields. The Fund also benefited from its holdings of two Russian steel producers, Novolipetsk Steel and Mechel. Russia's steel companies are fully integrated, having their own iron ore and coal supplies. Because the companies avoid higher input costs as iron and coal prices rise, added revenue from higher steel prices drives up profit margins. PetroBras, the Brazilian oil producer, has announced some very substantial oil finds. Though these discoveries are long-term projects, in light of oil scarcity and high energy prices, the good news has driven Petrobras' price higher.

   Detracting from return were America Movil, a Latin American wireless company that reported disappointing first quarter earnings, United Bank in Pakistan and two Indian stocks, Bharat Heavy Electicals and Bharti Airtel, that underperformered because of significant selling by international and non-institutional investors in the Indian equity market, not due to company-specific factors.

Q: What changes did you make to the Fund?

A: During the period, we began to reduce the Fund's energy exposure and modestly added to its financial holdings, particularly in Asia. In our view, oil prices have reached such a level that they are causing widespread economic pain and will ultimately reduce energy demand. Therefore, we see increased risk in having an emphasis on both commodity-producing countries and energy stocks.

   We took advantage of price declines to purchase selected financial stocks in China, India and Indonesia. We believe there will be some moderation in inflation pressures in emerging markets, which would help restrain rising interest rates and create a scenario more favorable to financial stocks. We also slightly reduced the Fund's allocation to materials stocks.

   We remain cautious toward countries with large current account deficits, but have started to rebuild the Fund's position in Turkey where we have seen emerging value. The Fund still has a larger allocation to Russia than the MSCI Index. We modestly increased the Fund's holdings in Taiwan and South Korea, but kept the positions smaller than that of the MSCI Index.

Q: How are you positioning the Fund for the coming months?

A: We believe the emerging markets are very well positioned for this economic environment. We see three important growth drivers for this universe: relative immunity to the continued credit problems in developed nations, high commodity prices and infrastructure spending.

   While credit worries remain an issue in the developed world, emerging markets tend to rely less on leverage, particularly consumers. Higher inflation levels have become a more prominent concern. Central banks in emerging market countries need to raise interest rates in order to alleviate inflation pressures, and those that aren't doing so have been punished by currency depreciation. We think the direction of oil price movements and the reactions of the central banks are critical factors in the near-term performance of emerging market equities.

   As large commodity producers, emerging markets continue to benefit from a supply and demand balance that generally favors producers. China's growth is still very solid, and we believe that will continue to support commodity prices. Infrastructure spending further reinforces commodity prices.

   With the short-term outlook becoming a little more uncertain, we are focused on the stronger economies within the emerging markets, including China and India. Despite recent equity market weakness, both countries have very sound macroeconomic fundamentals.

   Our expectations for individual companies are favorable. We anticipate an average of close to 18% earnings growth from emerging market companies in 2008 and approximately 12% earnings growth in 2009. We believe stocks are still reasonably valued based on that growth forecast, and that the current cycle of strong performance for emerging market equities remains intact for the longer term.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  57

Threadneedle VP - Emerging Markets Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 1.50%

 (a) Includes the impact of a performance incentive adjustment that increased the management fee by 0.03%.
AVERAGE ANNUAL TOTAL RETURNS
 at June 30, 2008

 6 months*                             -9.28%
 1 year                                +9.01%
 3 years                              +28.78%
 5 years                              +29.38%
 Since inception (5/1/00)             +12.83%

* Not annualized.

COUNTRY BREAKDOWN

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

Brazil                                                                           21.70%
Russia                                                                           18.50%
South Korea                                                                      12.00%
Taiwan                                                                            7.40%
Mexico                                                                            6.30%
China                                                                             5.80%
Other(1)                                                                         28.30%

 (1) Includes South Africa 5.6%, India 4.4%, Hong Kong 4.3%, Ireland 3.4%, Malaysia 3.0%, Indonesia 2.3%, Canada 1.1%, Turkey 0.4%, Norway 0.3% and Cash & Cash Equivalents 3.5%.
TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 Petroleo Brasileiro ADR
 (Brazil)                              5.8%              $53,966,227
 Gazprom ADR (Russia)                  4.7                43,680,091
 Companhia Vale do Rio Doce
 ADR (Brazil)                          4.3                39,932,279
 Samsung Electronics (South
 Korea)                                3.3                30,279,915
 China Mobile (Hong Kong)              3.2                29,227,225
 Rosneft Oil GDR (Russia)              2.4                22,474,288
 KT Corp (South Korea)                 2.2                20,757,875
 Redecard (Brazil)                     2.1                19,518,072
 Taiwan Semiconductor Mfg
 ADR (Taiwan)                          2.1                19,002,809
 Israel Chemicals (Israel)             2.0                18,948,996

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 32.1% of portfolio assets

--------------------------------------------------------------------------------

 58 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

Threadneedle VP - International Opportunity Fund

Below, portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the semiannual period ended June 30, 2008. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadvisor to the Fund.

Q: How did Threadneedle VP - International Opportunity Fund perform for the period?

A: Threadneedle VP - International Opportunity Fund declined 9.19% for the six months ended June 30, 2008. The Fund outperformed its benchmark index, the Morgan Stanley Capital International EAFE Index (MSCI Index), which fell 10.58% for the period. The Fund also outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which declined 10.16% for the same time frame.

                    PERFORMANCE COMPARISON
         For the six-month period ended June 30, 2008

                                  (BAR CHART)

Threadneedle VP - International Opportunity Fund       -9.19%

MSCI EAFE Index (unmanaged)                           -10.58%

Lipper International Large-Cap Core Funds Index       -10.16%

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

Q: What factors most significantly affected the Fund's performance?

A: Though the past six months were difficult for stocks across the globe, the Fund held up better than the MSCI Index and its peers. Positioning in the energy sector -- both a larger weighting than the MSCI Index and favorable stock selection -- played a vital role in the Fund's outperformance. Key individual contributors within the energy sector included the Brazilian oil company Petroleo Brasileiro and BG, a U.K. oil and gas company. Both companies are holders in a very large, recently discovered oil field off the coast of Brazil. Tullow Oil, another U.K. oil company, reported encouraging drilling results from its operations in Ghana and Uganda.

   Positioning in the materials sector also added to the Fund's results relative to the MSCI Index, as an overweight and stock selection in that sector were advantageous. ArcelorMittal, a Luxembourg-based steel company, has benefited from higher prices and demand for steel as infrastructure spending continues. Performance from mining stocks has also been strong. Rio Tinto in Australia and Xstrata in Switzerland continued to benefit from strong demand and limited new supply.

   Having less exposure to consumer discretionary stocks than the MSCI Index was another advantage during the period. In particular, we de-emphasized auto, media and consumer durable companies in anticipation of reduced discretionary spending as consumers pay more for fuel and food.

   The consumer staples sector also performed well for the Fund, particularly food retailers, where the Fund's weighting was larger than that of the MSCI Index. Examples of individual contributors include Jeronimo Martins in Portugal and Colruyt in Belgium, two discount food retailers that have benefited from more cost-conscious consumers. However, this same economic scenario led to underperformance from several other consumer staples holdings, including InBev, a Belgian beverage stock, and Diageo, a U.K. foods company. These premier brands declined on fears that consumer cost-cutting would negatively affect their revenue.

   A smaller-than-MSCI weighting in banks was advantageous, and stock selection in the banking sector was strong because we avoided some poorer performers, including UBS in Switzerland and HBOS, Barclays and Royal Bank of Scotland in the U.K.

   The Fund's holdings in the Asian financials sector had a negative effect on returns, as these stocks suffered from

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  59

Threadneedle VP - International Opportunity Fund

   profit-taking following strong 2007 performance and from concerns about rising inflation in the region. Poor performers included Hong Kong Exchanges and Clearing, China Merchants Bank and India's ICICI Bank.

Q: What changes did you make to the Fund during the period?

A: We added to the Fund's materials weighting, increasing our holdings of metal and mining stock Rio Tinto and adding a position in Mechel, a Russian steel company. Rio Tinto is attractive to us for its strong position in iron ore, which is experiencing particularly positive pricing trends and because of merger and acquisition potential. Mechel is a vertically integrated steel company that is benefiting from higher steel prices and strong infrastructure demand in Russia.

   We also increased the Fund's health care position, which we see as a defensive area because the health care sector is not tied too closely to the economic cycle and also offers some growth potential. We added positions in Israeli generic drug manufacturer Teva Pharmaceutical, Swiss pharmaceutical firm Novartis and Shire, a U.K. pharmaceutical company specializing in attention deficit disorder.

   We increased the Fund's allocation to insurance stocks following weakness in the sector. We added to Prudential in the U.K., which offers attractive Asian exposure, and initiated positions in Allianz, a German company that may benefit from the potential sale of its investment banking business, and AXA, the large, high quality and well-capitalized French insurer whose stock weakened due to the credit crisis.

   We have tried to add good growth opportunities to the Fund. Examples of stocks added during the past six months include: Capita, a U.K. outsourcing company; Wal-Mart de Mexico (Walmex), which is benefiting from growing affluence in the country; IOI, a Malaysian palm oil company benefiting from strong demand from the food industry and for biodiesel fuel; and ShawCor, a Canadian company that makes coatings for pipes for the oil industry.

   We reduced exposure to industrials due to slowing global growth. To accomplish this, we sold the Fund's holdings of MAN, a German truck business, and its holdings in Rolls-Royce, an aerospace company that we considered vulnerable to weakness in the civil aviation cycle. We also trimmed the Fund's holdings in the telecommunications sector, taking profits in Swedish telecommunications company Teliasonera, and reducing holdings in America Movil, the Latin American wireless provider that announced poor earnings results.

Q: How do you intend to manage the Fund going forward?

A: The Fund has a larger weighting in Asia than the MSCI
   Index. We expect superior growth in Asia, compared to sluggish growth in the developed economies.

   In terms of sector positioning, the Fund has larger allocations to energy and mining compared to the MSCI Index, reflecting our belief that commodity prices will likely remain robust. The Fund is also overweight in consumer staples, particularly food retailing, because we think it will be a difficult economic environment going forward, and as a result, are focusing the Fund's portfolio in fairly defensive, non-cyclical areas like consumer staples, health care and telecommunications.

   The Fund is currently underweight in more cyclical areas that we consider vulnerable to economic weakness, including industrials, consumer discretionary and banks.

   We are generally optimistic about international equities in the medium term. We consider equity valuations attractive and believe they already discount a great deal of potential bad news. The short-term environment appears challenging as reduced earnings expectations and inflation concerns could keep equity markets volatile. Given our market and economic outlook, we have focused on companies that we believe have good balance sheets, strong management and the ability to show reasonable growth in a difficult environment.

--------------------------------------------------------------------------------

 60 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Threadneedle VP - International Opportunity Fund

ANNUAL OPERATING EXPENSE RATIO
 (AS OF THE CURRENT PROSPECTUS)

 TOTAL(A)
 1.01%

 (a) Includes the impact of a performance incentive adjustment that decreased the management fee by 0.06%.

AVERAGE ANNUAL TOTAL RETURNS

 at June 30, 2008

 6 months*                             -9.19%
 1 year                                -6.93%
 3 years                              +14.22%
 5 years                              +15.48%
 10 years                              +2.88%
 Since inception (1/13/92)             +5.93%

 * Not annualized.

COUNTRY BREAKDOWN

 Percentage of portfolio assets at June 30, 2008
 (PIE CHART)

United Kingdom                                                                   22.6%
Japan                                                                            16.0%
France                                                                           11.5%
Switzerland                                                                      11.3%
Germany                                                                           5.8%
Cash & Cash Equivalents(2)                                                        5.1%
Other(1)                                                                         27.7%

 (1) Includes Australia 4.9%, Hong Kong 3.6%, Canada 2.3%, Netherlands 2.2%, Singapore 1.6%, Russia 1.5%, Greece 1.3%, Spain 1.3%, Brazil 1.2%, Portugal 1.1%, Belgium 1.0%, Italy 0.9%, China 0.8%, Ireland 0.8%, Luxembourg 0.8%, Mexico 0.8%, South Africa 0.6%, Israel 0.5%, Taiwan 0.3% and Malaysia 0.2%.

 (2) Of the 5.1%, 3.6% is due to security lending activity and 1.5% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

                                     PERCENT                VALUE
                              (OF PORTFOLIO ASSETS)   (AT JUNE 30, 2008)
 BG Group (United Kingdom)             3.0%              $29,119,052
 Vodafone Group (United
 Kingdom)                              2.8                27,512,671
 Roche Holding
 (Switzerland)                         2.7                26,742,318
 Nestle (Switzerland)                  2.6                25,979,911
 Total (France)                        2.6                25,456,027
 Tesco (United Kingdom)                2.2                21,774,714
 E.ON (Germany)                        2.2                21,509,956
 Prudential (United
 Kingdom)                              1.6                16,035,749
 Syngenta (Switzerland)                1.5                15,048,492
 SUEZ (France)                         1.5                14,311,423

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic events, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


                             The 10 holdings listed here make
 PIE CHART                   up 22.7% of portfolio assets

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  61

FUND EXPENSES EXAMPLES

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2008.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource Partners VP - Fundamental Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  892.20                 $4.94                   1.05%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.64                 $5.27                   1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -10.78% for the six months ended June 30, 2008.

RiverSource Partners VP - Select Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  925.80                 $5.41                   1.13%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.24                 $5.67                   1.13%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -7.42% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

 62 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

                                                                                                                  DIRECT AND
                                                                                            DIRECT                 INDIRECT
                                          BEGINNING                 ENDING                 EXPENSES                EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING             PAID DURING
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           THE PERIOD(B)
 Actual(c)                                  $1,000                $  937.80                 $5.88                   $6.17
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,018.80                 $6.12                   $6.42

ANNUALIZED EXPENSE RATIOS

                                                                     FUND'S              ACQUIRED
                                                                   ANNUALIZED            FUND FEES        NET FUND
                                                                  EXPENSE RATIO        AND EXPENSES       EXPENSES
                                                                      1.22%                 .06%           1.28%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) Based on the actual return of -6.22% for the six months ended June 30, 2008.

RiverSource VP - Balanced Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  902.30                 $3.36                    .71%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.33                 $3.57                    .71%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -9.77% for the six months ended June 30, 2008.

RiverSource VP - Cash Management Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,014.80                 $3.01                    .60%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.88                 $3.02                    .60%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of +1.48% for the six months ended June 30, 2008.

RiverSource VP - Diversified Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  990.40                 $3.51                    .71%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.33                 $3.57                    .71%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -0.96% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  63

RiverSource VP - Diversified Equity Income Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  877.10                 $4.25                    .91%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.34                 $4.57                    .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -12.29% for the six months ended June 30, 2008.

RiverSource VP - Global Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1.022.50                 $4.93                    .98%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.99                 $4.92                    .98%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of +2.25% for the six months ended June 30, 2008.

RiverSource VP - Global Inflation Protected Securities Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $1,038.90                 $3.65                    .72%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.28                 $3.62                    .72%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of +3.89% for the six months ended June 30, 2008.

RiverSource VP - Growth Fund

                                                                                                                  DIRECT AND
                                                                                            DIRECT                 INDIRECT
                                          BEGINNING                 ENDING                 EXPENSES                EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING             PAID DURING
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           THE PERIOD(B)
 Actual(c)                                  $1,000                $  847.90                 $3.49                   $3.72
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.08                 $3.82                   $4.07

ANNUALIZED EXPENSE RATIOS

                                                                     FUND'S              ACQUIRED
                                                                   ANNUALIZED            FUND FEES        NET FUND
                                                                  EXPENSE RATIO        AND EXPENSES       EXPENSES
                                                                       .76%                 .05%            .81%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) Based on the actual return of -15.21% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

 64 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  991.80                 $4.41                    .89%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.44                 $4.47                    .89%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)  Based on the actual return of -0.82 for the six months ended June 30, 2008.

RiverSource VP - Income Opportunities Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  989.20                 $4.50                    .91%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.34                 $4.57                    .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -1.08% for the six months ended June 30, 2008.

RiverSource VP - Large Cap Equity Fund

                                                                                                                  DIRECT AND
                                                                                            DIRECT                 INDIRECT
                                          BEGINNING                 ENDING                 EXPENSES                EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING             PAID DURING
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           THE PERIOD(B)
 Actual(c)                                  $1,000                $  857.30                 $3.42                   $3.51
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,021.18                 $3.72                   $3.82

ANNUALIZED EXPENSE RATIOS

                                                                     FUND'S              ACQUIRED
                                                                   ANNUALIZED            FUND FEES        NET FUND
                                                                  EXPENSE RATIO        AND EXPENSES       EXPENSES
                                                                       .74%                 .02%            .76%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) Based on the actual return of -14.27% for the six months ended June 30, 2008.

RiverSource VP - Large Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  844.20                 $4.36                    .95%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.14                 $4.77                    .95%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -15.58% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  65

RiverSource VP - Mid Cap Growth Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  887.20                 $4.04                    .86%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.59                 $4.32                    .86%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -11.28% for the six months ended June 30, 2008.

RiverSource VP - Mid Cap Value Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  894.80                 $5.28                   1.12%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.29                 $5.62                   1.12%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -10.52% for the six months ended June 30, 2008.

RiverSource VP - S&P 500 Index Fund

                                                                                                                  DIRECT AND
                                                                                            DIRECT                 INDIRECT
                                          BEGINNING                 ENDING                 EXPENSES                EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING             PAID DURING
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           THE PERIOD(B)
 Actual(c)                                  $1,000                $  879.00                 $2.38                   $2.43
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,022.33                 $2.56                   $2.61

ANNUALIZED EXPENSE RATIOS

                                                                     FUND'S              ACQUIRED
                                                                   ANNUALIZED            FUND FEES        NET FUND
                                                                  EXPENSE RATIO        AND EXPENSES       EXPENSES
                                                                       .51%                 .01%            .52%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) Based on the actual return of -12.10% for the six months ended June 30, 2008.

RiverSource VP - Short Duration U.S. Government Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  999.00                 $3.93                    .79%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.93                 $3.97                    .79%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -0.10% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

 66 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  875.20                 $4.48                    .96%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,020.09                 $4.82                    .96%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -12.48% for the six months ended June 30, 2008.

Threadneedle VP - Emerging Markets Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  907.20                 $7.78                   1.64%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,016.71                 $8.22                   1.64%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -9.28% for the six months ended June 30, 2008.

Threadneedle VP - International Opportunity Fund

                                          BEGINNING                 ENDING                 EXPENSES
                                        ACCOUNT VALUE           ACCOUNT VALUE            PAID DURING              ANNUALIZED
                                         JAN. 1, 2008           JUNE 30, 2008           THE PERIOD(A)           EXPENSE RATIO
 Actual(b)                                  $1,000                $  908.10                 $5.36                   1.13%
 Hypothetical (5% return before
 expenses)                                  $1,000                $1,019.24                 $5.67                   1.13%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Based on the actual return of -9.19% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  67

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE      RIVERSOURCE      RIVERSOURCE
                                                                             PARTNERS VP -    PARTNERS VP -    PARTNERS VP -
                                                                              FUNDAMENTAL        SELECT          SMALL CAP
JUNE 30, 2008 (UNAUDITED)                                                     VALUE FUND       VALUE FUND        VALUE FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $903,606,054, $20,701,189 and
      $996,195,399)                                                          $849,253,085      $19,373,794     $  914,001,244
   Affiliated money market fund
      (identified cost $55,172,888, $514,842 and
      $199,713,038)                                                            55,172,888          514,842        199,713,038
-----------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $958,778,942, $21,216,031 and
      $1,195,908,437)                                                         904,425,973       19,888,636      1,113,714,282
Cash                                                                                   --               --             52,302
Capital shares receivable                                                       2,457,110            3,683          1,532,812
Foreign currency holdings
   (identified cost $25,637, $-- and $--)                                          25,632               --                 --
Receivable for investment securities sold                                          26,581          186,929          3,121,292
Dividends and accrued interest receivable                                         906,031           35,300            931,083
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                  907,841,327       20,114,548      1,119,351,771
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                            887,668           83,429            952,841
Payable for investment securities purchased                                     9,629,074          281,164          3,300,565
Payable upon return of securities loaned                                               --               --         30,730,500
Accrued investment management services fees                                       562,558           13,941            888,000
Accrued distribution fees                                                          97,867            2,234            119,980
Accrued transfer agency fees                                                       46,975            1,072             57,589
Accrued administrative services fees                                               45,178            1,072             73,542
Other accrued expenses                                                             37,397           79,490             21,794
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                              11,306,717          462,402         36,144,811
-----------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                                  $896,534,610      $19,652,146     $1,083,206,960
=============================================================================================================================
REPRESENTED BY
Partners' Capital                                                            $896,534,610       19,652,146     $1,083,206,960
-----------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   shares                                                                    $896,534,610      $19,652,146     $1,083,206,960
=============================================================================================================================
Outstanding shares of beneficial interest                                      90,486,626        2,001,797         87,999,866
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                    $       9.91      $      9.82     $        12.31
-----------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                      $         --      $        --     $   28,350,970
-----------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 68 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -          CASH            DIVERSIFIED
                                                                             BALANCED           MANAGEMENT             BOND
JUNE 30, 2008 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $1,441,223,911, $1,399,241,315
      and $5,345,901,868)                                                 $1,415,834,440      $1,399,241,464      $5,213,696,102
   Affiliated money market fund
      (identified cost $32,426,518, $-- and
      $296,593,436)                                                           32,426,518                  --         296,593,436
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $1,473,650,429, $1,399,241,315 and
   $5,642,495,304)                                                         1,448,260,958       1,399,241,464       5,510,289,538
Cash                                                                                  --              84,146             541,525
Capital shares receivable                                                         25,747           1,153,942           8,062,412
Foreign currency holdings
   (identified cost $583,512, $-- and $1,470)                                    580,708                  --               1,596
Receivable for investment securities sold                                      5,849,817                  --          92,252,904
Dividends and accrued interest receivable                                      6,082,703             564,695          41,959,718
Unrealized appreciation on swap transactions                                      64,912                  --             423,263
Unrealized appreciation on forward foreign currency
   contracts                                                                          --                  --             592,753
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               1,460,864,845       1,401,044,247       5,654,123,709
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                                     --          15,158,736                  --
Capital shares payable                                                         3,031,440           6,019,324           4,897,747
Payable for investment securities purchased                                    5,581,008                  --         520,809,862
Payable for securities purchased on a forward-commitment
   basis                                                                      79,447,005                  --             303,472
Variation margin payable                                                         109,626                  --             313,426
Payable upon return of securities loaned                                       2,202,500                  --          97,113,750
Unrealized depreciation on forward foreign currency
   contracts                                                                          --                  --             929,562
Accrued investment management services fees                                      636,012             385,503           1,831,525
Accrued distribution fees                                                        152,187             148,204             526,072
Accrued transfer agency fees                                                      73,048              71,136             252,508
Accrued administrative services fees                                              67,226              65,633             242,188
Other accrued expenses                                                           241,507             111,317             397,724
Forward sale commitments, at value (proceeds receivable
   $1,246,875 for RiverSource VP - Balanced Fund)                              1,258,203                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             92,799,762          21,959,853         627,617,836
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                               $1,368,065,083      $1,379,084,394      $5,026,505,873
=================================================================================================================================
REPRESENTED BY
Shares of beneficial interest -- $.01 par value
   ($.001 for RiverSource VP - Balanced Fund)                             $           --      $   13,795,647      $    4,852,214
Additional paid-in capital                                                            --       1,365,223,821       5,158,555,710
Undistributed net investment income                                                   --                  --          90,475,643
Accumulated net realized gain (loss)                                                  --              64,777         (90,240,430)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                                 --                 149        (137,137,264)
Partners' Capital                                                          1,368,065,083                  --                  --
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding shares                                                     $1,368,065,083      $1,379,084,394      $5,026,505,873
=================================================================================================================================
Outstanding shares of beneficial interest                                    107,407,549       1,379,564,652         485,221,428
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $        12.74      $         1.00      $        10.36
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $    1,936,130      $           --      $   95,538,780
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  69

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP -    RIVERSOURCE VP -      RIVERSOURCE VP -
                                                                       DIVERSIFIED            GLOBAL           GLOBAL INFLATION
                                                                      EQUITY INCOME            BOND          PROTECTED SECURITIES
JUNE 30, 2008 (UNAUDITED)                                                  FUND                FUND                  FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $3,617,563,920,
      $1,443,975,875 and $960,567,657)                                $3,548,906,097      $1,506,388,103        $1,018,650,826
   Affiliated money market fund
      (identified cost $111,115,499, $35,901,439 and
      $31,720,988)                                                       111,115,499          35,901,439            31,720,988
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $3,728,679,419, $1,479,877,314
   and $992,288,645)                                                   3,660,021,596       1,542,289,542         1,050,371,814
Cash                                                                          60,616                  --                    --
Capital shares receivable                                                  2,631,654           2,284,370             2,273,068
Foreign currency holdings
   (identified cost $--, $1,511,265 and $457)                                     --           1,516,136                   463
Receivable for investment securities sold                                         --           3,263,912                    --
Dividends and accrued interest receivable                                  5,066,617          23,081,025             9,299,864
Unrealized appreciation on forward foreign currency
   contracts                                                                      --             277,587               628,399
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                           3,667,780,483       1,572,712,572         1,062,573,608
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                   --                 829             1,708,494
Foreign currency shortage                                                         --                  --                17,918
Capital shares payable                                                     4,901,327           1,317,390             1,032,578
Payable for investment securities purchased                                       --           3,264,021                   184
Payable for securities purchased on a
   forward-commitment basis                                                       --              67,479                    --
Variation margin payable                                                          --             536,173                26,414
Payable upon return of securities loaned                                  44,525,000                  --                    --
Unrealized depreciation on forward foreign currency
   contracts                                                                      --             609,154               977,524
Accrued investment management services fees                                1,819,033             860,127               380,437
Accrued distribution fees                                                    402,853             162,740               108,211
Accrued transfer agency fees                                                 193,364              78,113                51,940
Accrued administrative services fees                                         160,673              97,488                58,295
Other accrued expenses                                                       206,135             227,525                81,221
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                         52,208,385           7,221,039             4,443,216
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                           $3,615,572,098      $1,565,491,533        $1,058,130,392
=================================================================================================================================
REPRESENTED BY
Shares of beneficial interest -- $.01 par value                       $           --      $    1,383,704        $    1,014,146
Additional paid-in capital                                                        --       1,509,754,288         1,020,060,733
Excess of distributions over net investment income                                --         (12,345,327)          (15,651,681)
Accumulated net realized gain (loss)                                              --           5,986,679            (4,991,110)
Unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                              --          60,712,189            57,698,304
Partners' Capital                                                      3,615,572,098                  --                    --
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding shares                                                 $3,615,572,098      $1,565,491,533        $1,058,130,392
=================================================================================================================================
Outstanding shares of beneficial interest                                277,490,424         138,370,403           101,414,550
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                             $        13.03      $        11.31        $        10.43
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                               $   42,707,000      $           --        $           --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 70 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -       HIGH YIELD            INCOME
                                                                              GROWTH               BOND           OPPORTUNITIES
JUNE 30, 2008 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $522,295,176, $867,844,868 and
      $857,454,731)                                                       $ 451,121,349       $  808,577,057       $823,666,190
   Affiliated money market fund
      (identified cost $26,678,178, $14,075,101 and
      $34,419,405)                                                           26,678,178           14,075,101         34,419,405
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $548,973,354, $881,919,969 and
   $891,874,136)                                                            477,799,527          822,652,158        858,085,595
Cash                                                                                 --                   --            804,422
Capital shares receivable                                                       141,515               39,014          1,960,061
Foreign currency holdings
   (identified cost $93,401, $-- and $--)                                        92,952                   --                 --
Receivable for investment securities sold                                     8,611,441           31,828,344         20,281,030
Dividends and accrued interest receivable                                     1,537,626           16,821,328         15,979,580
Other receivable                                                                     --               91,484                 --
Unrealized appreciation on forward foreign currency
   contracts                                                                      1,557                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                488,184,618          871,432,328        897,110,688
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                  85,826                   --                 --
Capital shares payable                                                        1,370,630            1,949,211            854,392
Payable for investment securities purchased                                  12,760,131            7,399,664          7,623,995
Payable for securities purchased on a forward-commitment
   basis                                                                             --            9,519,904          7,160,052
Payable upon return of securities loaned                                      1,426,500                   --                 --
Unrealized depreciation on swap contracts                                         6,012                   --                 --
Unrealized depreciation on forward foreign currency
   contracts                                                                  1,468,453                   --                 --
Accrued investment management services fees                                     254,493              438,940            452,364
Accrued distribution fees                                                        53,020               92,996             92,697
Accrued transfer agency fees                                                     25,449               44,637             44,494
Accrued administrative services fees                                             25,413               50,476             50,321
Other accrued expenses                                                          115,926              191,703             95,407
Collateral and deposits payable                                                 691,000                   --                 --
Options contracts written, at value
   (premium received $753,855 for RiverSource
   VP - Growth Fund)                                                            775,838                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                            19,058,691           19,687,531         16,373,722
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                               $ 469,125,927       $  851,744,797       $880,736,966
=================================================================================================================================
REPRESENTED BY
Shares of beneficial interest -- $.01 par value                           $          --       $    1,328,759       $    904,946
Additional paid-in capital                                                           --        1,119,874,434        912,612,406
Undistributed net investment income                                                  --           38,126,133         27,292,527
Accumulated net realized gain (loss)                                                 --         (248,408,202)       (26,284,372)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                                --          (59,176,327)       (33,788,541)
Partners' Capital                                                           469,125,927                   --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding shares                                                     $ 469,125,927       $  851,744,797       $880,736,966
=================================================================================================================================
Outstanding shares of beneficial interest                                    72,477,342          132,875,933         90,494,554
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $        6.47       $         6.41       $       9.73
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $     744,970       $           --       $         --
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  71

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                            LARGE CAP           LARGE CAP            MID CAP
                                                                              EQUITY              VALUE               GROWTH
JUNE 30, 2008 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $2,384,753,698, $16,494,539 and
      $492,714,501)                                                       $2,223,665,750       $14,755,536       $   463,168,514
   Affiliated money market fund
      (identified cost $86,255,383, $530,280 and
      $35,473,965)                                                            86,255,383           530,280            35,473,965
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $2,471,009,081, $17,024,819 and
   $528,188,466)                                                           2,309,921,133        15,285,816           498,642,479
Foreign currency holdings
   (identified cost $805,316, $10,892 and $--)                                   801,445            10,930                    --
Capital shares receivable                                                         80,577             1,066                11,238
Receivable for investment securities sold                                     20,433,543            28,750             2,268,927
Dividends and accrued interest receivable                                      4,449,723            22,173               177,320
Unrealized appreciation on forward foreign currency
   contracts                                                                       2,616                --                    --
Variations margin receivable                                                      19,800                --                    --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                               2,335,708,837        15,348,735           501,099,964
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                       --                --             1,334,652
Capital shares payables                                                        4,994,287            59,210             1,058,381
Payable for investment securities purchased                                   29,864,279           126,819                    --
Payable upon return of securities loaned                                       7,594,600                --            28,938,800
Unrealized depreciation on forward foreign currency
   contracts                                                                   2,387,942                --                    --
Unrealized depreciation on swap contracts                                          9,717                --                    --
Accrued investment management services fees                                    1,201,304             8,339               297,499
Accrued distribution fees                                                        258,587             1,737                53,125
Accrued administrative services fees                                             109,785               834                25,469
Accrued transfer agency fees                                                     124,118               834                25,499
Other accrued expenses                                                           491,846            12,452               137,666
Collateral and deposits payable                                                  461,000                --                    --
Options contracts written at value,
   (premiums received $1,223,181 for RiverSource
   VP - Large Cap Equity Fund)                                                 1,257,675                --                    --
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                             48,755,140           210,225            31,871,091
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                               $2,286,953,697       $15,138,510       $   469,228,873
=================================================================================================================================
REPRESENTED BY
Partners' Capital                                                         $2,286,953,697       $15,138,510       $   469,228,873
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding shares                                                     $2,286,953,697       $15,138,510       $   469,228,873
=================================================================================================================================
Outstanding shares of beneficial interest                                    116,332,767         1,647,019            41,425,364
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                 $        19.66       $      9.19       $         11.33
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $    6,422,610       $        --       $    23,285,207
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 72 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                             MID CAP             S&P 500          SHORT DURATION
                                                                              VALUE               INDEX          U.S. GOVERNMENT
JUNE 30, 2008 (UNAUDITED)                                                      FUND                FUND                FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers
      (identified cost $369,897,242, $263,180,535 and
      $544,296,915)                                                        $338,405,717        $300,188,862        $534,924,800
   Affiliated money market fund
      (identified cost $8,055,503, $2,757,457 and
      $4,828,933)                                                             8,055,503           2,757,457           4,828,933
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $377,952,745, $265,937,992 and
   $549,125,848)                                                            346,461,220         302,946,319         539,753,733
Capital shares receivable                                                       359,495              72,428             189,926
Cash                                                                                 --                  --             102,724
Receivable for investment securities sold                                            --                  --           1,847,807
Dividends and accrued interest receivable                                       441,422             401,237           3,273,330
Variations margin receivable                                                         --               2,640                  --
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                347,262,137         303,422,624         545,167,520
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                   473                  --                  --
Capital shares payable                                                          519,150             635,323             433,311
Payable for investment securities purchased                                          --             206,430                  --
Payable for securities purchased on a forward-commitment
   basis                                                                             --                  --          60,019,606
Variation margin payable                                                             --                  --              27,514
Accrued investment management services fees                                     216,612              59,806             198,157
Accrued distribution fees                                                        38,681              33,981              51,603
Accrued transfer agency fees                                                     18,566              16,310              24,769
Accrued administrative services fees                                             18,566              16,310              28,898
Other accrued expenses                                                           66,383              72,572             108,970
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                               878,431           1,040,732          60,892,828
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                                $346,383,706        $302,381,892        $484,274,692
=================================================================================================================================
REPRESENTED BY
Shares of beneficial interest -- $.01 par value                            $         --        $         --        $    474,378
Additional paid-in capital                                                           --                  --         494,510,786
Undistributed net investment income                                                  --                  --           7,804,297
Accumulated net realized gain (loss)                                                 --                  --          (8,501,856)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                                --                  --         (10,012,913)
Partners' Capital                                                           346,383,706         302,381,892                  --
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding shares                                                      $346,383,706        $302,381,892        $484,274,692
=================================================================================================================================
Outstanding shares of beneficial interest                                    33,507,926          36,320,461          47,437,750
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                  $      10.34        $       8.33        $      10.21
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  73

RiverSource Variable Portfolio Funds

                                                                       RIVERSOURCE VP -    THREADNEEDLE VP -    THREADNEEDLE VP -
                                                                          SMALL CAP            EMERGING           INTERNATIONAL
                                                                          ADVANTAGE             MARKETS            OPPORTUNITY
JUNE 30, 2008 (UNAUDITED)                                                    FUND                FUND                 FUND
ASSETS
Investments in securities, at value
   Unaffiliated issuers*
      (identified cost $119,365,366, $848,348,306 and
      $870,213,135)                                                      $115,203,758        $893,793,966        $  936,974,137
   Affiliated money market fund
      (identified cost $1,256,194, $32,854,304 and
      $49,940,352)                                                          1,256,194          32,854,304            49,940,352
---------------------------------------------------------------------------------------------------------------------------------
Total investments in securities
   (identified cost $120,621,560, $881,202,610 and
   $920,153,487)                                                          116,459,952         926,648,270           986,914,489
Foreign currency holdings
   (identified cost $--, $10,846,506 and $1,244,403)                               --          10,868,779             1,250,397
Capital shares receivable                                                       5,313             916,075                32,843
Receivable for investment securities sold                                   9,171,747          18,780,731             9,226,675
Dividends receivable                                                           89,789             923,121             2,658,663
Reclaims receivable                                                                --                  --             1,482,972
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                                              125,726,801         958,136,976         1,001,566,039
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                        373,274             977,686             2,096,161
Payable for investment securities purchased                                 7,855,424           7,746,448             9,877,375
Payable upon return of securities loaned                                      198,000                  --            35,605,805
Accrued investment management services fees                                    83,832             868,559               638,891
Accrued distribution fees                                                      13,265             101,345               104,720
Accrued transfer agency fees                                                    6,367              48,644                50,264
Accrued administrative services fees                                            8,489              62,914                64,901
Other accrued expenses                                                         43,730             200,931               254,755
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                           8,582,381          10,006,527            48,692,872
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                              $117,144,420        $948,130,449        $  952,873,167
=================================================================================================================================
REPRESENTED BY
Shares of beneficial interest -- $.01 par value                          $         --        $    552,206        $      728,705
Additional paid-in capital                                                         --         865,863,033         1,085,980,166
Excess of distributions over net investment income                                 --            (930,606)           (2,482,850)
Accumulated net realized gain (loss)                                               --          37,154,804          (198,424,438)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in
   foreign currencies                                                              --          45,491,012            67,071,584
Partners' Capital                                                         117,144,420                  --                    --
---------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
   outstanding shares                                                    $117,144,420        $948,130,449        $  952,873,167
=================================================================================================================================
Outstanding shares of beneficial interest                                  12,660,909          55,220,570            72,870,546
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                                                $       9.25        $      17.17        $        13.08
---------------------------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value                                  $    197,940        $         --        $   34,109,352
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 74 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds

                                                                              RIVERSOURCE      RIVERSOURCE      RIVERSOURCE
                                                                             PARTNERS VP -    PARTNERS VP -    PARTNERS VP -
                                                                              FUNDAMENTAL        SELECT          SMALL CAP
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                    VALUE FUND       VALUE FUND       VALUE FUND
INVESTMENT INCOME
Income:
Dividends                                                                    $  6,773,973      $   245,430     $  8,969,177
Interest                                                                            1,135                8            5,664
Income distributions from affiliated money market fund                            701,398            5,260        2,443,866
Fee income from securities lending                                                     --               --          313,803
   Less foreign taxes withheld                                                    (43,587)              --          (52,978)
----------------------------------------------------------------------------------------------------------------------------
Total income                                                                    7,432,919          250,698       11,679,532
----------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                             3,338,799           96,820        5,073,453
Distribution fees                                                                 530,645           13,819          668,177
Transfer agency fees                                                              254,703            6,633          320,717
Administrative services fees                                                      245,909            6,633          411,344
Custodian fees                                                                     62,853          247,286          114,900
Compensation of board members                                                       9,154              227           11,286
Printing and postage                                                               80,435            4,648           91,850
Professional fees                                                                  16,976           11,005           18,275
Other                                                                              13,219              240           27,110
----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                  4,552,693          387,311        6,737,112
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates                                                             (108,576)        (262,849)        (209,786)
----------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                              4,444,117          124,462        6,527,326
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                  2,988,802          126,236        5,152,206
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                       (7,747,174)        (518,270)     (36,825,984)
   Foreign currency transactions                                                  (70,070)              22               --
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                        (7,817,244)        (518,248)     (36,825,984)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                      (89,891,452)      (1,504,665)     (30,561,541)
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                         (97,708,696)      (2,022,913)     (67,387,525)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                $(94,719,894)     $(1,896,677)    $(62,235,319)
============================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  75

RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -          CASH            DIVERSIFIED
                                                                             BALANCED           MANAGEMENT             BOND
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                     FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                                 $  13,189,337        $        --        $          --
Interest                                                                     15,959,211         24,265,171          123,368,645
Income distributions from affiliated money market fund                          389,322                 --            3,884,081
Fee income from securities lending                                              146,060                 --              161,796
   Less foreign taxes withheld                                                 (159,610)                --             (170,423)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                 29,524,320         24,265,171          127,244,099
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                           3,269,231          2,345,098           10,107,172
Distribution fees                                                               960,606            902,830            2,889,277
Transfer agency fees                                                            461,079            433,347            1,386,816
Administrative services fees                                                    421,529            398,419            1,342,171
Custodian fees                                                                  114,210             47,335              202,350
Compensation of board members                                                    15,840             15,276               49,029
Printing and postage                                                            139,670            112,900              359,400
Professional fees                                                                29,865             21,863               52,520
Other                                                                            21,199             18,401               71,636
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                5,433,229          4,295,469           16,460,371
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                               24,091,091         19,969,702          110,783,728
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                    (10,069,570)            66,264            3,673,823
   Foreign currency transactions                                                 (3,883)                --           (2,255,766)
   Futures contracts                                                           (442,830)                --            8,202,258
   Swap transactions                                                           (179,927)                --             (882,580)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (10,696,210)            66,264            8,737,735
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                       (171,781,590)           286,149         (161,639,166)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      (182,477,800)           352,413         (152,901,431)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                             $(158,386,709)       $20,322,115        $ (42,117,703)
=================================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 76 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                     RIVERSOURCE VP -    RIVERSOURCE VP -      RIVERSOURCE VP -
                                                                       DIVERSIFIED            GLOBAL           GLOBAL INFLATION
                                                                      EQUITY INCOME            BOND          PROTECTED SECURITIES
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                 FUND                FUND                  FUND
INVESTMENT INCOME
Income:
Dividends                                                             $  49,394,582        $         --          $         --
Interest                                                                    197,587          32,363,944            25,749,718
Income distributions from affiliated money market
   fund                                                                     960,779             584,739               500,750
Fee income from securities lending                                          258,231              10,728                17,417
   Less foreign taxes withheld                                             (667,895)           (365,246)                   --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                             50,143,284          32,594,165            26,267,885
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                      12,372,340           4,777,410             2,024,640
Distribution fees                                                         2,369,458             900,527               575,318
Transfer agency fees                                                      1,137,309             432,241               276,145
Administrative services fees                                                944,688             541,596               311,506
Custodian fees                                                              118,160             217,940                74,460
Compensation of board members                                                40,207              15,285                 9,780
Printing and postage                                                        210,850             140,100                70,070
Professional fees                                                            41,178               6,309                22,196
Other                                                                        44,593              20,811                13,846
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                           17,278,783           7,052,219             3,377,961
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates                                                 --                  --               (64,420)
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                       17,278,783           7,052,219             3,313,541
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                           32,864,501          25,541,946            22,954,344
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                 64,697,019          25,273,604            18,457,041
   Foreign currency transactions                                             (6,272)        (14,960,045)          (18,281,163)
   Futures contracts                                                             --            (734,754)            1,319,539
   Swap transactions                                                             --            (254,010)                   --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  64,690,747           9,324,795             1,495,417
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                   (599,483,623)         (6,914,891)            9,601,760
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
   currencies                                                          (534,792,876)          2,409,904            11,097,177
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                         $(501,928,375)       $ 27,951,850          $ 34,051,521
=================================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  77

RiverSource Variable Portfolio Funds

                                                                                             RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                         RIVERSOURCE VP -       HIGH YIELD            INCOME
                                                                              GROWTH               BOND           OPPORTUNITIES
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                     FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                                  $  5,870,987        $         --        $         --
Interest                                                                          1,115          40,540,578          31,218,791
Income distributions from affiliated money market fund                          336,362             522,522             834,251
Fee income from securities lending                                               90,146                  --                  --
   Less foreign taxes withheld                                                 (278,652)            (15,784)            (66,210)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                  6,019,958          41,047,316          31,986,832
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                           1,222,222           2,701,925           2,397,010
Distribution fees                                                               334,706             572,488             491,189
Transfer agency fees                                                            160,655             274,787             235,765
Administrative services fees                                                    159,666             310,093             267,856
Custodian fees                                                                   60,440              66,904              44,474
Compensation of board members                                                     5,610               9,551               8,372
Printing and postage                                                             65,100             102,125             111,870
Professional fees                                                                20,640              18,968              19,772
Other                                                                             7,742              11,091              11,867
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                2,036,781           4,067,932           3,588,175
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                3,983,177          36,979,384          28,398,657
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                    (27,500,926)        (35,268,356)        (19,805,089)
   Foreign currency transactions                                               (523,300)                 --                  --
   Options contracts written                                                    503,183                  --                  --
   Swap transactions                                                            622,613          (3,550,966)         (1,757,579)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (26,898,430)        (38,819,322)        (21,562,668)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                        (68,171,959)         (8,714,914)        (15,096,882)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       (95,070,389)        (47,534,236)        (36,659,550)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                              $(91,087,212)       $(10,554,852)       $ (8,260,893)
=================================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 78 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                            LARGE CAP           LARGE CAP            MID CAP
                                                                              EQUITY              VALUE               GROWTH
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                     FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                                 $  29,755,641        $   248,616         $  1,343,321
Interest                                                                          4,658                 --                  111
Income distributions from affiliated money market fund                        1,771,031              4,450              114,827
Fee income from securities lending                                              349,866                 --              562,227
   Less foreign taxes withheld                                                 (585,289)            (2,724)                (152)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                 31,295,907            250,342            2,020,334
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                           5,930,337             45,432            1,407,646
Distribution fees                                                             1,628,911             11,372              316,596
Transfer agency fees                                                            781,856              5,458              151,962
Administrative services fees                                                    688,831              5,458              151,620
Custodian fees                                                                  178,020             23,475               37,630
Compensation of board members                                                    26,760                191                5,347
Printing and postage                                                            376,290              5,213               86,425
Professional fees                                                                34,041             16,972               13,526
Other                                                                            35,050                331               10,698
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                9,680,096            113,902            2,181,450
   Expenses waived/reimbursed by the Investment Manager
      and its affiliates                                                             --            (27,525)                  --
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                            9,680,096             86,377            2,181,450
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                               21,615,811            163,965             (161,116)
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                    (76,224,647)          (630,826)          (3,725,332)
   Foreign currency transactions                                               (803,342)               (67)                  --
   Futures contracts                                                         (6,922,948)                --                   --
   Swap transactions                                                         (1,368,737)                --                   --
   Options contracts written                                                    782,320                 --                   --
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     (84,537,354)          (630,893)          (3,725,332)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                       (346,211,369)        (2,623,278)         (61,926,721)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                      (430,748,723)        (3,254,171)         (65,652,053)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                             $(409,132,912)       $(3,090,206)        $(65,813,169)
=================================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  79

RiverSource Variable Portfolio Funds

                                                                         RIVERSOURCE VP -    RIVERSOURCE VP -    RIVERSOURCE VP -
                                                                             MID CAP             S&P 500          SHORT DURATION
                                                                              VALUE               INDEX          U.S. GOVERNMENT
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                     FUND                FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                                  $  2,884,792        $  3,448,662        $         --
Interest                                                                          7,711                  25          10,395,376
Income distributions from affiliated money market fund                           55,581              88,072             121,794
   Less foreign taxes withheld                                                  (17,870)                 --                  --
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                  2,930,214           3,536,759          10,517,170
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                           1,423,842             368,042           1,189,239
Distribution fees                                                               217,479             209,116             309,696
Transfer agency fees                                                            104,387             100,373             148,650
Administrative services fees                                                    104,387             100,373             173,375
Custodian fees                                                                   28,705              28,235              37,410
Compensation of board members                                                     3,712               3,523               5,215
Printing and postage                                                             52,824              38,010              69,810
Licensing fees                                                                       --              21,352                  --
Professional fees                                                                13,031              13,174              15,805
Other                                                                             3,980               3,718               5,782
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                1,952,347             885,916           1,954,982
   Expenses waived/reimbursed by the Investment Manager
      and its affiliates                                                             --             (32,716)                 --
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                            1,952,347             853,200           1,954,982
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                  977,867           2,683,559           8,562,188
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                      1,369,313           5,836,500           2,021,167
   Foreign currency transactions                                                    279                  --                  --
   Futures contracts                                                                 --            (537,517)             93,984
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                       1,369,592           5,298,983           2,115,151
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                                        (40,729,412)        (52,206,107)        (11,362,600)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                       (39,359,820)        (46,907,124)         (9,247,449)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                              $(38,381,953)       $(44,223,565)       $   (685,261)
=================================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 80 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                       RIVERSOURCE VP -    THREADNEEDLE VP -    THREADNEEDLE VP -
                                                                          SMALL CAP            EMERGING           INTERNATIONAL
                                                                          ADVANTAGE             MARKETS            OPPORTUNITY
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)                                   FUND                FUND                 FUND
INVESTMENT INCOME
Income:
Dividends                                                                $    730,305        $  12,743,834        $  24,118,915
Interest                                                                        1,947                9,670               21,447
Income distributions from affiliated money market fund                         18,096              408,361              154,130
Fee income from securities lending                                              8,076                   --              427,107
   Less foreign taxes withheld                                                   (207)            (525,971)          (1,866,197)
---------------------------------------------------------------------------------------------------------------------------------
Total income                                                                  758,217           12,635,894           22,855,402
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                                           412,275            5,359,476            4,091,616
Distribution fees                                                              82,532              583,724              651,417
Transfer agency fees                                                           39,615              280,180              312,672
Administrative services fees                                                   52,821              362,627              401,985
Custodian fees                                                                 61,155              677,341              266,397
Compensation of board members                                                   1,350                9,960               11,004
Printing and postage                                                           24,120               65,263              136,500
Professional fees                                                              11,096               29,498               18,621
Other                                                                           2,935              298,808               10,810
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                687,899            7,666,877            5,901,022
   Expenses waived/reimbursed by the Investment
      Manager and its affiliates                                              (51,095)                  --                   --
---------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                            636,804            7,666,877            5,901,022
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net                                                121,413            4,969,017           16,954,380
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) - NET
Net realized gain (loss) on:
   Security transactions                                                  (15,708,604)          38,177,904           23,547,255
   Foreign currency transactions                                                   --              (58,939)            (123,630)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   (15,708,604)          38,118,965           23,423,625
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                                       (3,721,254)        (134,463,790)        (146,794,822)
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                     (19,429,858)         (96,344,825)        (123,371,197)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                            $(19,308,445)       $ (91,375,808)       $(106,416,817)
=================================================================================================================================

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  81

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds

                                                               RIVERSOURCE PARTNERS VP -            RIVERSOURCE PARTNERS VP -
                                                                FUNDAMENTAL VALUE FUND                  SELECT VALUE FUND
                                                           SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                            JUNE 30, 2008      DEC. 31, 2007     JUNE 30, 2008      DEC. 31, 2007
                                                             (UNAUDITED)                          (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                              $  2,988,802      $   6,167,167      $   126,236        $   273,148
Net realized gain (loss) on investments                        (7,817,244)         7,130,157         (518,248)         2,718,291
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                      (89,891,452)         5,067,678       (1,504,665)        (1,206,998)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (94,719,894)        18,365,002       (1,896,677)         1,784,441
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (270,000)        (6,122,262)              --           (318,407)
   Net realized gain                                           (6,700,000)        (1,500,000)        (175,100)        (2,842,426)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (6,970,000)        (7,622,262)        (175,100)        (3,160,833)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                           235,107,651        609,490,553          925,951          6,929,134
Reinvestment of distributions at net asset
   value                                                        6,970,000          7,622,262          175,100          3,160,833
Payments for redemptions                                      (29,820,945)      (238,757,943)      (5,892,759)       (10,677,068)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                         212,256,706        378,354,872       (4,791,708)          (587,101)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       110,566,812        389,097,612       (6,863,485)        (1,963,493)
Net assets at beginning of period                             785,967,798        396,870,186       26,515,631         28,479,124
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                  $896,534,610      $ 785,967,798      $19,652,146        $26,515,631
=================================================================================================================================
Excess of distributions over net
   investment income                                         $         --      $     (10,173)     $        --        $   (21,682)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE PARTNERS VP -                  RIVERSOURCE VP -
                                                                SMALL CAP VALUE FUND                     BALANCED FUND
                                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2008      DEC. 31, 2007      JUNE 30, 2008      DEC. 31, 2007
                                                           (UNAUDITED)                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $    5,152,206     $    5,953,696     $   24,091,091     $   51,389,309
Net realized gain (loss) on investments                      (36,825,984)        37,395,599        (10,696,210)       118,463,320
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                     (30,561,541)      (117,987,452)      (171,781,590)      (130,247,760)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 (62,235,319)       (74,638,157)      (158,386,709)        39,604,869
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (1,000,000)        (7,210,996)        (3,400,000)       (54,763,978)
   Net realized gain                                         (37,200,000)       (20,020,861)      (101,500,000)       (42,964,037)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (38,200,000)       (27,231,857)      (104,900,000)       (97,728,015)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                          203,151,404        549,668,321          4,540,270         38,471,754
Reinvestment of distributions at net
   asset value                                                38,200,000         27,231,857        104,900,000         97,728,015
Payments for redemptions                                     (82,061,169)       (69,306,815)      (209,423,670)      (417,537,300)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                        159,290,235        507,593,363        (99,983,400)      (281,337,531)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       58,854,916        405,723,349       (363,270,109)      (339,460,677)
Net assets at beginning of period                          1,024,352,044        618,628,695      1,731,335,192      2,070,795,869
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $1,083,206,960     $1,024,352,044     $1,368,065,083     $1,731,335,192
=================================================================================================================================
Undistributed (excess of distributions
   over) net investment income                            $           --     $      207,418     $           --     $     (149,115)
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 82 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE PARTNERS VP -                  RIVERSOURCE VP -
                                                                CASH MANAGEMENT FUND                 DIVERSIFIED BOND FUND
                                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2008      DEC. 31, 2007      JUNE 30, 2008      DEC. 31, 2007
                                                           (UNAUDITED)                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $   19,969,702     $   57,007,183     $  110,783,728     $  169,065,808
Net realized gain (loss) on investments                           66,264             (1,337)         8,737,735        (15,329,610)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                         286,149           (286,000)      (161,639,166)        34,686,939
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  20,322,115         56,719,846        (42,117,703)       188,423,137
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                     (19,969,702)       (57,007,183)       (18,843,522)      (165,420,836)
   Tax return of capital                                              --                 --                 --         (2,456,093)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (19,969,702)       (57,007,183)       (18,843,522)      (167,876,929)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                          320,358,112        646,172,039        849,260,372      1,681,926,772
Fund merger (Note 10)                                                 --                 --        107,047,001                 --
Reinvestment of distributions at net
   asset value                                                 5,301,871         60,288,455         20,060,865        176,572,624
Payments for redemptions                                    (284,453,386)      (423,914,831)      (242,297,264)      (270,468,444)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                         41,206,597        282,545,663        734,070,974      1,588,030,952
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       41,559,010        282,258,326        673,109,749      1,608,577,160
Net assets at beginning of period                          1,337,525,384      1,055,267,058      4,353,396,124      2,744,818,964
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $1,379,084,394     $1,337,525,384     $5,026,505,873     $4,353,396,124
=================================================================================================================================
Undistributed (excess of distributions
   over) net investment income                            $           --     $           --     $   90,714,652     $   (1,218,944)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                  RIVERSOURCE VP -                      RIVERSOURCE VP -
                                                           DIVERSIFIED EQUITY INCOME FUND               GLOBAL BOND FUND
                                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2008      DEC. 31, 2007      JUNE 30, 2008      DEC. 31, 2007
                                                           (UNAUDITED)                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $   32,864,501     $   57,341,072     $   25,541,946     $   35,376,918
Net realized gain (loss) on investments                       64,690,747        244,654,690          9,324,795         (2,586,394)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                    (599,483,623)       (14,234,972)        (6,914,891)        49,314,739
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                (501,928,375)       287,760,790         27,951,850         82,105,263
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (2,681,000)       (61,140,746)       (34,511,316)       (37,827,784)
   Net realized gain                                        (321,174,000)       (48,982,993)          (696,821)                --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (323,855,000)      (110,123,739)       (35,208,137)       (37,827,784)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                          269,799,153        731,708,980        281,901,773        538,470,485
Reinvestment of distributions at net
   asset value                                               323,855,000        110,123,739         35,513,452         38,828,499
Payments for redemptions                                    (231,077,344)      (386,778,139)       (72,373,442)       (75,692,816)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                        362,576,809        455,054,580        245,041,783        501,606,168
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (463,206,566)       632,691,631        237,785,496        545,883,647
Net assets at beginning of period                          4,078,778,664      3,446,087,033      1,327,706,037        781,822,390
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $3,615,572,098     $4,078,778,664     $1,565,491,533     $1,327,706,037
=================================================================================================================================
Excess of distributions over net
   investment income                                      $           --     $      (45,779)    $  (12,345,327)    $   (3,375,957)
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  83

RiverSource Variable Portfolio Funds

                                                           RIVERSOURCE VP - GLOBAL INFLATION            RIVERSOURCE VP -
                                                               PROTECTED SECURITIES FUND                   GROWTH FUND
                                                           SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED
                                                            JUNE 30, 2008      DEC. 31, 2007     JUNE 30, 2008       YEAR ENDED
                                                             (UNAUDITED)                          (UNAUDITED)       DEC. 31, 2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                             $   22,954,344     $  33,064,478     $   3,983,177      $  6,719,280
Net realized gain (loss) on investments                          1,495,417       (15,095,750)      (26,898,430)       73,699,959
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                         9,601,760        37,464,166       (68,171,959)      (60,468,679)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                    34,051,521        55,432,894       (91,087,212)       19,950,560
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (24,214,171)      (17,400,000)       (1,270,000)       (6,627,939)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                            267,394,153       439,769,904        16,040,565        66,246,201
Reinvestment of distributions at net asset
   value                                                        24,214,171        17,400,000         1,270,000         6,627,939
Payments for redemptions                                       (63,376,123)     (256,833,429)      (83,113,151)      (98,641,325)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                          228,232,201       200,336,475       (65,802,586)      (25,767,185)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        238,069,551       238,369,369      (158,159,798)      (12,444,564)
Net assets at beginning of period                              820,060,841       581,691,472       627,285,725       639,730,289
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $1,058,130,392     $ 820,060,841     $ 469,125,927      $627,285,725
=================================================================================================================================
Excess of distributions over net
   investment income                                        $  (15,651,681)    $          --     $          --      $ (1,374,748)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -                     RIVERSOURCE VP -
                                                                 HIGH YIELD BOND FUND               INCOME OPPORTUNITIES FUND
                                                          SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2008      DEC. 31, 2007      JUNE 30, 2008      DEC. 31, 2007
                                                            (UNAUDITED)                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                            $   36,979,384     $   86,799,040      $ 28,398,657      $ 40,846,592
Net realized gain (loss) on investments                       (38,819,322)         5,847,945       (21,562,668)       (5,352,843)
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                       (8,714,914)       (69,563,754)      (15,096,882)      (24,472,520)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (10,554,852)        23,083,231        (8,260,893)       11,021,229
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (2,526,513)       (87,013,480)       (1,441,598)      (39,774,838)
   Net realized gain                                                   --                 --                --        (1,242,475)
   Tax return of capital                                               --                 --                --        (1,187,970)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2,526,513)       (87,013,480)       (1,441,598)      (42,205,283)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                             5,497,028         75,824,833       177,408,077       397,649,742
Reinvestment of distributions at net
   asset value                                                  3,101,689         94,199,008         1,791,448        44,068,709
Payments for redemptions                                     (176,082,435)      (289,458,580)      (24,540,333)      (84,214,478)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                        (167,483,718)      (119,434,739)      154,659,192       357,503,973
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (180,565,083)      (183,364,988)      144,956,701       326,319,919
Net assets at beginning of period                           1,032,309,880      1,215,674,868       735,780,265       409,460,346
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $  851,744,797     $1,032,309,880      $880,736,966      $735,780,265
=================================================================================================================================
Undistributed net investment income                        $   38,126,133     $    2,743,472      $ 27,292,527      $    335,468
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 84 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -                     RIVERSOURCE VP -
                                                                LARGE CAP EQUITY FUND                 LARGE CAP VALUE FUND
                                                          SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                           JUNE 30, 2008      DEC. 31, 2007      JUNE 30, 2008      DEC. 31, 2007
                                                            (UNAUDITED)                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                            $   21,615,811     $   44,635,337      $   163,965        $   351,477
Net realized gain (loss) on investments                       (84,537,354)       345,392,476         (630,893)         1,893,540
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                     (346,211,369)      (271,049,124)      (2,623,278)        (2,232,213)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                 (409,132,912)       118,978,689       (3,090,206)            12,804
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (5,100,000)       (44,850,844)         (12,000)          (356,636)
   Net realized gain                                         (249,100,000)       (20,000,000)        (385,000)        (1,634,408)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (254,200,000)       (64,850,844)        (397,000)        (1,991,044)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                             9,472,267         20,509,879        1,306,262          6,496,950
Reinvestment of distributions at net
   asset value                                                254,200,000         64,850,844          397,000          1,991,044
Payments for redemptions                                     (336,746,476)      (853,507,178)      (4,888,717)       (10,059,682)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                         (73,074,209)      (768,146,455)      (3,185,455)        (1,571,688)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (736,407,121)      (714,018,610)      (6,672,661)        (3,549,928)
Net assets at beginning of period                           3,023,360,818      3,737,379,428       21,811,171         25,361,099
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $2,286,953,697     $3,023,360,818      $15,138,510        $21,811,171
=================================================================================================================================
Undistributed (excess of distributions
   over) net investment income                             $           --     $      552,009      $        --        $      (953)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -                     RIVERSOURCE VP -
                                                                  MID CAP GROWTH FUND                  MID CAP VALUE FUND
                                                           SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                            JUNE 30, 2008      DEC. 31, 2007     JUNE 30, 2008      DEC. 31, 2007
                                                             (UNAUDITED)                          (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                             $    (161,116)     $    (788,164)     $    977,867      $   3,018,596
Net realized gain (loss) on investments                        (3,725,332)        68,497,514         1,369,592         72,009,884
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                      (61,926,721)        19,071,295       (40,729,412)       (16,109,601)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (65,813,169)        86,780,645       (38,381,953)        58,918,879
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                          (87,000)          (364,145)               --         (3,104,741)
   Net realized gain                                           (3,250,000)        (6,582,833)      (70,750,000)        (4,224,059)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (3,337,000)        (6,946,978)      (70,750,000)        (7,328,800)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                             3,125,098          8,740,811        49,162,560        224,777,507
Reinvestment of distributions at net asset
   value                                                        3,337,000          6,946,978        70,750,000          7,328,800
Payments for redemptions                                      (61,336,465)      (192,058,170)      (19,134,385)      (299,431,677)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                         (54,874,367)      (176,370,381)      100,778,175        (67,325,370)
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (124,024,536)       (96,536,714)       (8,353,778)       (15,735,291)
Net assets at beginning of period                             593,253,409        689,790,123       354,737,484        370,472,775
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $ 469,228,873      $ 593,253,409      $346,383,706      $ 354,737,484
=================================================================================================================================
Excess of distributions over net
   investment income                                        $          --      $      (6,763)     $         --      $    (344,279)
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  85

RiverSource Variable Portfolio Funds

                                                                 RIVERSOURCE VP -                      RIVERSOURCE VP -
                                                                S&P 500 INDEX FUND            SHORT DURATION U.S. GOVERNMENT FUND
                                                         SIX MONTHS ENDED     YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                          JUNE 30, 2008      DEC. 31, 2007      JUNE 30, 2008       DEC. 31, 2007
                                                           (UNAUDITED)                           (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                            $  2,683,559      $  5,909,686        $  8,562,188       $ 19,377,064
Net realized gain (loss) on investments                       5,298,983        11,096,751           2,115,151          1,497,871
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                    (52,206,107)        2,509,271         (11,362,600)         3,208,821
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                (44,223,565)       19,515,708            (685,261)        24,083,756
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (225,000)       (6,471,756)           (667,716)       (19,383,360)
   Net realized gain                                        (12,400,000)       (2,963,014)                 --                 --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (12,625,000)       (9,434,770)           (667,716)       (19,383,360)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                           6,890,116        26,719,029          50,930,639         78,052,038
Reinvestment of distributions at net
   asset value                                               12,625,000         9,434,770             793,658         20,660,152
Payments for redemptions                                    (40,720,542)      (57,649,107)        (49,166,861)       (77,355,984)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                       (21,205,426)      (21,495,308)          2,557,436         21,356,206
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     (78,053,991)      (11,414,370)          1,204,459         26,056,602
Net assets at beginning of period                           380,435,883       391,850,253         483,070,233        457,013,631
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                $302,381,892      $380,435,883        $484,274,692       $483,070,233
=================================================================================================================================
Undistributed (excess of distributions
   over) net investment income                             $         --      $     35,636        $  7,804,297       $    (90,175)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                                   RIVERSOURCE VP -                     THREADNEEDLE VP -
                                                               SMALL CAP ADVANTAGE FUND               EMERGING MARKETS FUND
                                                           SIX MONTHS ENDED     YEAR ENDED      SIX MONTHS ENDED     YEAR ENDED
                                                            JUNE 30, 2008      DEC. 31, 2007     JUNE 30, 2008      DEC. 31, 2007
                                                             (UNAUDITED)                          (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                              $    121,413      $    122,930      $   4,969,017      $   5,373,471
Net realized gain (loss) on investments                       (15,708,604)       12,413,467         38,118,965        143,613,031
Net change in unrealized appreciation
   (depreciation) on investments and on
   translation of assets and liabilities
   in foreign currencies                                       (3,721,254)      (18,652,179)      (134,463,790)        91,180,555
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (19,308,445)       (6,115,782)       (91,375,808)       240,167,057
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                               --          (311,728)        (5,759,540)        (4,329,272)
   Net realized gain                                          (14,500,000)      (10,883,721)      (144,377,140)       (32,874,601)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (14,500,000)      (11,195,449)      (150,136,680)       (37,203,873)
---------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                             1,012,168         4,367,368        118,809,728        284,150,255
Reinvestment of distributions at net asset
   value                                                       14,500,000        11,195,449        150,136,680         37,203,873
Payments for redemptions                                      (25,347,745)      (57,261,816)       (41,266,687)      (109,991,706)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   share transactions                                          (9,835,577)      (41,698,999)       227,679,721        211,362,422
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (43,644,022)      (59,010,230)       (13,832,767)       414,325,606
Net assets at beginning of period                             160,788,442       219,798,672        961,963,216        547,637,610
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                  $117,144,420      $160,788,442      $ 948,130,449      $ 961,963,216
=================================================================================================================================
Excess of distributions over net
   investment income                                         $         --      $     (1,857)     $    (930,606)     $    (140,083)
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 86 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                     THREADNEEDLE VP -
                                                                               INTERNATIONAL OPPORTUNITY FUND
                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                              JUNE 30, 2008      DEC. 31, 2007
                                                                               (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                               $   16,954,380     $   12,004,783
Net realized gain (loss) on investments                                           23,423,625        217,953,674
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                                        (146,794,822)       (76,496,590)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                                   (106,416,817)       153,461,867
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                                         (20,229,281)       (12,616,015)
---------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                                3,767,468         22,431,142
Reinvestment of distributions at net asset value                                  20,229,281         12,616,015
Payments for redemptions                                                        (139,690,720)      (291,408,812)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions                       (115,693,971)      (256,361,655)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         (242,340,069)      (115,515,803)
Net assets at beginning of period                                              1,195,213,236      1,310,729,039
---------------------------------------------------------------------------------------------------------------
Net assets at end of period                                                   $  952,873,167     $1,195,213,236
===============================================================================================================
Undistributed (excess of distributions over) net investment
   income                                                                     $   (2,482,850)    $      792,051
---------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  87

NOTES TO FINANCIAL STATEMENTS

RiverSource Variable Portfolio Funds

(Unaudited as to June 30, 2008)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (as amended) as a diversified (non-diversified for RiverSource Variable Portfolio
(VP) - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, each Fund was a series of a corresponding Minnesota corporation. The reorganization of each Fund as a series of a Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust and the merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund were approved by the Funds' shareholders on Jan. 29, 2008. The merger of RiverSource VP - Core Bond Fund into RiverSource VP - Diversified Bond Fund occurred on March 7, 2008.

The primary investment strategies of each Fund are as follows:

    RiverSource
       Partners VP -  Fundamental Value Fund (formerly RiverSource VP -
                      Fundamental Value Fund) invests primarily in equity securities of U.S. companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Managers Series, Inc.

    RiverSource
       Partners VP -  Select Value Fund (formerly RiverSource VP - Select Value
                      Fund) invests primarily in equity securities of mid-capitalization companies as well as companies with larger and smaller market capitalizations. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Managers Series, Inc.

    RiverSource
       Partners VP -  Small Cap Value Fund (formerly RiverSource VP - Small Cap
                      Value Fund) invests primarily in equity securities of small capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Managers
                      Series, Inc.

    RiverSource VP -  Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities. Prior to Feb. 1, 2008, the Fund was a series of RiverSource
                      Variable Portfolio - Managed Series, Inc.

    RiverSource VP -  Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Money Market
                      Series, Inc.

    RiverSource VP -  Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Income Series, Inc.

    RiverSource VP -  Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks. Prior to Feb.
                      1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Managed Series, Inc.

    RiverSource VP -  Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Income Series, Inc.

    RiverSource VP -  Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Income Series, Inc.

    RiverSource VP -  Growth Fund invests primarily in common stocks and securities convertible into common stocks that appear to offer growth opportunities. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment
                      Series, Inc.

--------------------------------------------------------------------------------

 88 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

    RiverSource VP -  High Yield Bond Fund invests primarily in high-yield debt instruments. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Income Series, Inc.

    RiverSource VP -  Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.
                      Prior to Feb. 1, 2008, the Fund was a series of RiverSource
                      Variable Portfolio - Income Series, Inc.

    RiverSource VP -  Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Investment Series, Inc.

    RiverSource VP -  Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment Series, Inc.

    RiverSource VP -  Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Investment Series, Inc.

    RiverSource VP -  Mid Cap Value Fund invests primarily in equity securities of mid-capitalization companies. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Investment Series, Inc.

    RiverSource VP -  S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price
                      Index (S&P 500). Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment
                      Series, Inc.

    RiverSource VP -  Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Income Series,
                      Inc.

    RiverSource VP -  Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies. Prior to Feb.
                      1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Investment Series, Inc.

    Threadneedle
       VP -           Emerging Markets Fund (formerly RiverSource VP - Emerging
                      Markets Fund) invests primarily in equity securities of companies in emerging market countries. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable
                      Portfolio - Investment Series, Inc.

    Threadneedle
       VP -           International Opportunity Fund (formerly RiverSource VP -
                      International Opportunity Fund) invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Investment
                      Series, Inc.

You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Trustees, (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT 89 securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, securities in RiverSource VP - Cash Management Fund are generally valued at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board.

ILLIQUID SECURITIES
At June 30, 2008, investments in securities included issues that are illiquid which the Funds currently limit to 15% of net assets except RiverSource
VP - Cash Management Fund, which limits investments in securities that are illiquid to 10% of net assets, at market value, at the time of purchase. The aggregate fair value of such securities at June 30, 2008 is as follows:

                                                                                          PERCENTAGE
FUND                                                                VALUE                OF NET ASSETS
 RiverSource Partners VP - Fundamental Value Fund               $     220,482                0.02%
 RiverSource VP - Balanced Fund                                    11,442,231                0.84%
 RiverSource VP - Cash Management Fund                             13,625,206                0.99%
 RiverSource VP - Diversified Bond Fund                             2,310,427                0.05%
 RiverSource VP - Growth Fund                                      43,166,025                9.20%
 RiverSource VP - High Yield Bond Fund                              8,220,159                0.97%
 RiverSource VP - Income Opportunities Fund                         1,915,384                0.22%
 RiverSource VP - Large Cap Equity Fund                            82,933,277                3.63%
 RiverSource VP - Large Cap Value Fund                                194,796                1.29%
 RiverSource VP - Mid Cap Value Fund                                  449,500                0.13%
 Threadneedle VP - Emerging Markets Fund                           35,373,809                3.71%

These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% (10% for RiverSource VP - Cash Management Fund) limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At June 30, 2008, the market value of the outstanding when-issued securities and forward-commitments for the Funds are as follows:

                                                                WHEN-ISSUED                    OTHER
FUND                                                             SECURITIES             FORWARD-COMMITMENTS
 RiverSource VP - Balanced Fund                                  $78,188,802                 $1,258,203
 RiverSource VP - Diversified Bond Fund                              303,472                         --
 RiverSource VP - Global Bond Fund                                    67,479                         --
 RiverSource VP - High Yield Bond Fund                             8,579,564                    940,340
 RiverSource VP - Income Opportunities Fund                        7,133,595                      26,45
 RiverSource VP - Short Duration U.S. Government Fund             60,019,606                         --

--------------------------------------------------------------------------------

 90 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

The Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the "Portfolio of Investments." At June 30, 2008, the following Funds have entered into unfunded loan commitments:

FUND                                                              AMOUNT
 RiverSource VP - Balanced Fund                                 $   60,729
 RiverSource VP - Diversified Bond Fund                            303,472
 RiverSource VP - Global Bond Fund                                  62,752
 RiverSource VP - High Yield Bond Fund                           3,504,918
 RiverSource VP - Income Opportunities Fund                      1,197,833

Certain Funds also may enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for the Funds to "roll over" their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, and RiverSource VP - Short Duration U.S. Government Fund entered into mortgage dollar roll transactions during the six months ended June 30, 2008.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Funds to secure certain over-the-counter options trades. Cash collateral held by the Funds for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT 91 realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2008, foreign currency holdings are as follows:

  RiverSource Partners VP - Fundamental Value Fund was entirely comprised of Japanese yen.
  RiverSource VP - Balanced Fund was entirely comprised of Indian rupees. RiverSource VP - Diversified Bond Fund consisted of multiple denominations. RiverSource VP - Global Bond Fund consisted of multiple denominations. RiverSource VP - Growth Fund was entirely comprised of Indian rupees. RiverSource VP - Global Inflation Protected Securities Fund was entirely comprised of British pounds.
  RiverSource VP - Large Cap Equity Fund was entirely comprised of Indian rupees.
  RiverSource VP - Large Cap Value Fund was entirely comprised of Indian rupees. Threadneedle VP - Emerging Markets Fund consisted of multiple denominations, primarily Indian rupees.
  Threadneedle VP - International Opportunity Fund consisted of multiple denominations, primarily Japanese yen.

The Funds, except RiverSource VP - Cash Management Fund, may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS
Certain Funds may enter into forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at the six months ended June 30, 2008, are listed in the Notes to Portfolio of Investments.

TOTAL RETURN EQUITY SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

CMBS TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

--------------------------------------------------------------------------------

 92 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds. At June 30, 2008, the Funds had no outstanding CMBS total return swaps.

CREDIT DEFAULT SWAP TRANSACTIONS
Certain Funds may enter into credit default swap contracts to increase or decrease their credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge their exposure on an obligation that they own or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount, at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. At June 30, 2008, there were no credit default swap contracts outstanding which had a premium paid or received by the Funds. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
For federal income tax purposes, each Fund is treated as a separate entity.

On Feb. 1, 2008, RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Growth Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund and RiverSource VP - Small Cap Advantage Fund were reorganized. Each of these Funds is treated as a partnership for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each of these Funds' net assets are reported at the partner level for tax purposes, and therefore, are not presented on the Statements of Assets and Liabilities. Prior to Feb. 1, 2008, each of these Funds qualified as a regulated investment company (RIC) and distributed all taxable income and capital gains to its shareholders.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  93

RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund are each treated as separate RICs. Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes for the RIC Funds, primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships, post October capital or foreign currency losses, market discount, foreign tax credits and losses deferred due to wash sales.

RECENT ACCOUNTING PRONOUNCEMENT
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed annually, when available, for RiverSource VP - Cash Management Fund. Dividends from net investment income are declared and distributed annually, when available, for RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle
VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 5, 2008, an additional dividend was paid before the merger (see Note 10) to ensure that current shareholders of RiverSource
VP - Diversified Bond Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
The Funds have an Investment Management Services Agreement with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each

--------------------------------------------------------------------------------

 94 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Fund's average daily net assets that declines annually as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                    PERCENTAGE RANGE
 RiverSource Partners VP - Fundamental Value Fund                       0.730% to 0.600%
 RiverSource Partners VP - Select Value Fund                            0.780% to 0.650%
 RiverSource Partners VP - Small Cap Value Fund                         0.970% to 0.870%
 RiverSource VP - Balanced Fund                                         0.530% to 0.350%
 RiverSource VP - Cash Management Fund                                  0.330% to 0.150%
 RiverSource VP - Diversified Bond Fund                                 0.480% to 0.290%
 RiverSource VP - Diversified Equity Income Fund                        0.600% to 0.375%
 RiverSource VP - Global Bond Fund                                      0.720% to 0.520%
 RiverSource VP - Global Inflation Protected Securities Fund            0.440% to 0.250%
 RiverSource VP - Growth Fund                                           0.600% to 0.375%
 RiverSource VP - High Yield Bond Fund                                  0.590% to 0.360%
 RiverSource VP - Income Opportunities Fund                             0.610% to 0.380%
 RiverSource VP - Large Cap Equity Fund                                 0.600% to 0.375%
 RiverSource VP - Large Cap Value Fund                                  0.600% to 0.375%
 RiverSource VP - Mid Cap Growth Fund                                   0.700% to 0.475%
 RiverSource VP - Mid Cap Value Fund                                    0.700% to 0.475%
 RiverSource VP - S&P 500 Index Fund                                    0.220% to 0.120%
 RiverSource VP - Short Duration U.S. Government Fund                   0.480% to 0.250%
 RiverSource VP - Small Cap Advantage Fund                              0.790% to 0.665%
 Threadneedle VP - Emerging Markets Fund                                1.100% to 0.900%
 Threadneedle VP - International Opportunity Fund                       0.800% to 0.570%

For the following Funds, the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one share of each Fund and the annualized performance of the stated index, up to the maximum percentage of each Fund's average daily net assets. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the six months ended June 30, 2008, is as follows:

                                                                                                                       INCREASE
FUND                                                                       INDEX NAME                                 (DECREASE)
 RiverSource Partners VP - Fundamental Value Fund      Lipper Large-Cap Core Funds Index*                             $   283,798
 RiverSource Partners VP - Select Value Fund           Lipper Mid-Cap Value Funds Index**                                  10,593
 RiverSource Partners VP - Small Cap Value Fund        Lipper Small-Cap Value Funds Index                                 112,809
 RiverSource VP - Balanced Fund                        Lipper Balanced Funds Index                                       (735,939)
 RiverSource VP - Diversified Equity Income Fund       Lipper Equity Income Funds Index                                 1,674,717
 RiverSource VP - Growth Fund                          Lipper Large-Cap Growth Funds Index                               (384,364)
 RiverSource VP - Large Cap Equity Fund                Lipper Large-Cap Core Funds Index                               (1,609,777)
 RiverSource VP - Large Cap Value Fund                 Lipper Large-Cap Value Funds Index                                  (9,152)
 RiverSource VP - Mid Cap Growth Fund                  Lipper Mid-Cap Growth Funds Index                                 (365,292)
 RiverSource VP - Mid Cap Value Fund                   Lipper Mid-Cap Value Funds Index                                   205,956
 RiverSource VP - Small Cap Advantage Fund             Lipper Small-Cap Core Funds Index                                 (109,330)
 Threadneedle VP - Emerging Markets Fund               Lipper Emerging Markets Funds Index                                353,879
 Threadneedle VP - International Opportunity Fund      Lipper International Large-Cap Core Funds Index                    133,420

 * On Jan. 1, 2008, the Lipper Large-Cap Core Funds Index replaced the Lipper Large-Cap Value Funds Index for purposes of determining performance incentive adjustment.
 **   On Jan. 1, 2008, the Lipper Mid-Cap Value Funds Index replaced the Lipper
     Multi-Cap Value Funds Index for purposes of determining performance incentive adjustment.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  95

The management fee for the six months ended June 30, 2008, including the adjustment under the terms of the performance incentive arrangement, if any, is the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                  0.79%
 RiverSource Partners VP - Select Value Fund                       0.88%
 RiverSource Partners VP - Small Cap Value Fund                    0.95%
 RiverSource VP - Balanced Fund                                    0.43%
 RiverSource VP - Cash Management Fund                             0.33%
 RiverSource VP - Diversified Bond Fund                            0.44%
 RiverSource VP - Diversified Equity Income Fund                   0.65%
 RiverSource VP - Global Bond Fund                                 0.66%
 RiverSource VP - Global Inflation Protected Securities Fund       0.44%
 RiverSource VP - Growth Fund                                      0.46%
 RiverSource VP - High Yield Bond Fund                             0.59%
 RiverSource VP - Income Opportunities Fund                        0.61%
 RiverSource VP - Large Cap Equity Fund                            0.46%
 RiverSource VP - Large Cap Value Fund                             0.50%
 RiverSource VP - Mid Cap Growth Fund                              0.56%
 RiverSource VP - Mid Cap Value Fund                               0.82%
 RiverSource VP - S&P 500 Index Fund                               0.22%
 RiverSource VP - Short Duration U.S. Government Fund              0.48%
 RiverSource VP - Small Cap Advantage Fund                         0.62%
 Threadneedle VP - Emerging Markets Fund                           1.15%
 Threadneedle VP - International Opportunity Fund                  0.79%

SUBADVISORY AGREEMENTS
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of Threadneedle VP - Emerging Markets Fund and Threadneedle
VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. and WEDGE Capital Management L.L.P., each of which subadvises a portion of the assets of RiverSource Partners VP - Select Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., River Road Asset Management, LLC, Denver Investment Advisors LLC and Turner Investment Partners, LLC (Turner Investments), each of which subadvises a portion of the assets of RiverSource Partners VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. Effective June 6, 2008, Turner Investments replaced Franklin Portfolio Associates LLC as a subadvisor to the Fund.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource Partners VP - Fundamental Value Fund.

The Investment Manager contracts with and compensates each subadviser to manage the investment of each Fund's assets.

--------------------------------------------------------------------------------

 96 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's net assets increase. The percentage range for each Fund and the percentage for the six months ended June 30, 2008, are as follows:

FUND                                                                    PERCENTAGE RANGE    PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                       0.060% to 0.030%       0.06%
 RiverSource Partners VP - Select Value Fund                            0.060% to 0.030%       0.06%
 RiverSource Partners VP - Small Cap Value Fund                         0.080% to 0.050%       0.08%
 RiverSource VP - Balanced Fund                                         0.060% to 0.030%       0.06%
 RiverSource VP - Cash Management Fund                                  0.060% to 0.030%       0.06%
 RiverSource VP - Diversified Bond Fund                                 0.070% to 0.040%       0.06%
 RiverSource VP - Diversified Equity Income Fund                        0.060% to 0.030%       0.05%
 RiverSource VP - Global Bond Fund                                      0.080% to 0.050%       0.08%
 RiverSource VP - Global Inflation Protected Securities Fund            0.070% to 0.040%       0.07%
 RiverSource VP - Growth Fund                                           0.060% to 0.030%       0.06%
 RiverSource VP - High Yield Bond Fund                                  0.070% to 0.040%       0.07%
 RiverSource VP - Income Opportunities Fund                             0.070% to 0.040%       0.07%
 RiverSource VP - Large Cap Equity Fund                                 0.060% to 0.030%       0.05%
 RiverSource VP - Large Cap Value Fund                                  0.060% to 0.030%       0.06%
 RiverSource VP - Mid Cap Growth Fund                                   0.060% to 0.030%       0.06%
 RiverSource VP - Mid Cap Value Fund                                    0.060% to 0.030%       0.06%
 RiverSource VP - S&P 500 Index Fund                                    0.060% to 0.030%       0.06%
 RiverSource VP - Short Duration U.S. Government Fund                   0.070% to 0.040%       0.07%
 RiverSource VP - Small Cap Advantage Fund                              0.080% to 0.050%       0.08%
 Threadneedle VP - Emerging Markets Fund                                0.080% to 0.050%       0.08%
 Threadneedle VP - International Opportunity Fund                       0.080% to 0.050%       0.08%

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  97

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2008, other expenses paid to this company are as follows:

FUND                                                            AMOUNT
 RiverSource Partners VP - Fundamental Value Fund               $  504
 RiverSource Partners VP - Select Value Fund                         1
 RiverSource Partners VP - Small Cap Value Fund                  1,522
 RiverSource VP - Balanced Fund                                  3,761
 RiverSource VP - Cash Management Fund                           1,430
 RiverSource VP - Diversified Bond Fund                          2,553
 RiverSource VP - Diversified Equity Income Fund                 4,967
 RiverSource VP - Global Bond Fund                               1,127
 RiverSource VP - Global Inflation Protected Securities Fund       576
 RiverSource VP - Growth Fund                                      949
 RiverSource VP - High Yield Bond Fund                           1,473
 RiverSource VP - Income Opportunities Fund                        555
 RiverSource VP - Large Cap Equity Fund                          7,188
 RiverSource VP - Large Cap Value Fund                              25
 RiverSource VP - Mid Cap Growth Fund                              822
 RiverSource VP - Mid Cap Value Fund                               353
 RiverSource VP - S&P 500 Index Fund                               522
 RiverSource VP - Short Duration U.S. Government Fund              565
 RiverSource VP - Small Cap Advantage Fund                         425
 Threadneedle VP - Emerging Markets Fund                         1,039
 Threadneedle VP - International Opportunity Fund                1,709

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RiverSource Variable Portfolio Funds at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

--------------------------------------------------------------------------------

 98 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the six months ended June 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds(*)) were as follows:

FUND                                                            PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                  1.05%
 RiverSource Partners VP - Select Value Fund                       1.13%
 RiverSource Partners VP - Small Cap Value Fund                    1.22%
 RiverSource VP - Global Inflation Protected Securities Fund       0.72%
 RiverSource VP - Large Cap Value Fund                             0.95%
 RiverSource VP - S&P 500 Index Fund                               0.51%
 RiverSource VP - Small Cap Advantage Fund                         0.96%

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2008, unless sooner terminated by the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds(*)), before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                            PERCENTAGE
 RiverSource Partners VP - Fundamental Value Fund                  0.98%
 RiverSource Partners VP - Select Value Fund                       1.03%
 RiverSource Partners VP - Small Cap Value Fund                    1.20%
 RiverSource VP - Global Bond Fund                                 0.98%
 RiverSource VP - Global Inflation Protected Securities Fund       0.72%
 RiverSource VP - Large Cap Value Fund                             1.05%
 RiverSource VP - Mid Cap Value Fund                               1.05%
 RiverSource VP - S&P 500 Index Fund                               0.51%
 RiverSource VP - Small Cap Advantage Fund                         1.13%

 * In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  99

CUSTODIAN FEES
The Funds pay custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

For the six months ended June 30, 2008, cost of purchases and proceeds from sales or maturities of securities aggregated $5,265,904,506 and $5,201,708,776, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                              PURCHASES                  PROCEEDS
 RiverSource Partners VP - Fundamental Value Fund               $  256,372,556            $   65,922,370
 RiverSource Partners VP - Select Value Fund                         8,951,430                13,733,791
 RiverSource Partners VP - Small Cap Value Fund                    487,003,144               413,534,767
 RiverSource VP - Balanced Fund                                    870,175,108             1,014,419,495
 RiverSource VP - Diversified Bond Fund*                         5,590,185,202             4,763,377,087
 RiverSource VP - Diversified Equity Income Fund                 1,045,807,381             1,022,883,277
 RiverSource VP - Global Bond Fund                                 708,527,920               472,439,840
 RiverSource VP - Global Inflation Protected Securities Fund       432,583,458               251,310,400
 RiverSource VP - Growth Fund                                      321,705,626               383,940,343
 RiverSource VP - High Yield Bond Fund                             264,291,940               394,315,057
 RiverSource VP - Income Opportunities Fund                        477,484,442               294,116,420
 RiverSource VP - Large Cap Equity Fund                            959,935,736             1,165,151,071
 RiverSource VP - Large Cap Value Fund                               2,497,719                 5,878,715
 RiverSource VP - Mid Cap Growth Fund                              153,609,834               204,137,948
 RiverSource VP - Mid Cap Value Fund                               100,341,877                74,666,639
 RiverSource VP - S&P 500 Index Fund                                 4,500,512                30,354,731
 RiverSource VP - Short Duration U.S. Government Fund              757,028,531               757,797,513
 RiverSource VP - Small Cap Advantage Fund                         177,055,444               201,586,725
 Threadneedle VP - Emerging Markets Fund                           618,283,285               545,958,136
 Threadneedle VP - International Opportunity Fund                  340,953,337               460,160,913

 * Including $97,415,406 from RiverSource VP - Core Bond Fund that was acquired in the fund merger as described in Note 10.

Net realized gains and losses on investment sales are determined on an identified cost basis.

--------------------------------------------------------------------------------

 100 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

4. SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated are as follows:

                                                                           SIX MONTHS ENDED JUNE 30, 2008
                                                                                ISSUED FOR
                                                                     FUND       REINVESTED                       NET INCREASE
FUND                                                  SOLD          MERGER      DIVIDENDS       REDEEMED          (DECREASE)
 RiverSource Partners VP - Fundamental Value
 Fund                                               22,453,871           N/A       664,659      (2,787,716)        20,330,814
 RiverSource Partners VP - Select Value Fund            92,198           N/A        17,954        (589,496)          (479,344)
 RiverSource Partners VP - Small Cap Value Fund     16,121,006           N/A     3,120,502      (6,385,253)        12,856,255
 RiverSource VP - Balanced Fund                        333,044           N/A     7,741,535     (15,391,925)        (7,317,346)
 RiverSource VP - Cash Management Fund             320,553,634           N/A     5,304,687    (284,585,117)        41,273,204
 RiverSource VP - Diversified Bond Fund             81,442,279    10,355,266     1,923,851     (22,969,521)        70,751,875
 RiverSource VP - Diversified Equity Income
 Fund                                               19,230,707           N/A    23,663,738     (16,489,362)        26,405,083
 RiverSource VP - Global Bond Fund                  24,331,661           N/A     3,040,489      (6,294,030)        21,078,120
 RiverSource VP - Global Inflation Protected
 Securities Fund                                    25,343,514           N/A     2,319,165      (6,027,794)        21,634,885
 RiverSource VP - Growth Fund                        2,322,432           N/A       179,762     (12,000,219)        (9,498,025)
 RiverSource VP - High Yield Bond Fund                 865,275           N/A       491,029     (27,820,363)       (26,464,059)
 RiverSource VP - Income Opportunities Fund         18,214,433           N/A       184,430      (2,536,084)        15,862,779
 RiverSource VP - Large Cap Equity Fund                436,551           N/A    11,952,878     (15,696,327)        (3,306,898)
 RiverSource VP - Large Cap Value Fund                 130,408           N/A        39,114        (484,550)          (315,028)
 RiverSource VP - Mid Cap Growth Fund                  270,950           N/A       296,346      (5,306,972)        (4,739,676)
 RiverSource VP - Mid Cap Value Fund                 4,279,583           N/A     6,613,416      (1,682,082)         9,210,917
 RiverSource VP - S&P 500 Index Fund                   775,502           N/A     1,442,728      (4,594,303)        (2,376,073)
 RiverSource VP - Short Duration U.S.
 Government Fund                                     4,963,821           N/A        76,993      (4,810,081)           230,733
 RiverSource VP - Small Cap Advantage Fund             104,257           N/A     1,519,809      (2,593,462)          (969,396)
 Threadneedle VP - Emerging Markets Fund             5,662,806           N/A     8,742,752      (1,964,414)        12,441,144
 Threadneedle VP - International Opportunity
 Fund                                                  272,218           N/A     1,561,014     (10,196,054)        (8,362,822)

                                                                                    YEAR ENDED DEC. 31, 2007
                                                                               ISSUED FOR
                                                                               REINVESTED                       NET INCREASE
FUND                                                               SOLD        DIVIDENDS       REDEEMED          (DECREASE)
 RiverSource Partners VP - Fundamental Value Fund                53,598,104       677,494     (20,475,130)        33,800,468
 RiverSource Partners VP - Select Value Fund                        564,929       289,050        (876,727)           (22,748)
 RiverSource Partners VP - Small Cap Value Fund                  36,419,626     1,850,050      (4,679,690)        33,589,986
 RiverSource VP - Balanced Fund                                   2,459,988     6,372,138     (26,741,652)       (17,909,526)
 RiverSource VP - Cash Management Fund                          646,410,357    60,311,354    (424,073,689)       282,648,022
 RiverSource VP - Diversified Bond Fund                         161,391,625    16,906,002     (25,944,477)       152,353,150
 RiverSource VP - Diversified Equity Income Fund                 45,005,746     6,881,359     (23,461,159)        28,425,946
 RiverSource VP - Global Bond Fund                               48,939,084     3,503,265      (6,857,392)        45,584,957
 RiverSource VP - Global Inflation Protected Securities Fund     44,692,939     1,754,928     (26,281,514)        20,166,353
 RiverSource VP - Growth Fund                                     8,442,198       849,574     (12,626,784)        (3,335,012)
 RiverSource VP - High Yield Bond Fund                           11,028,504    13,936,184     (42,985,085)       (18,020,397)
 RiverSource VP - Income Opportunities Fund                      38,944,286     4,347,222      (8,346,637)        34,944,871
 RiverSource VP - Large Cap Equity Fund                             789,648     2,518,918     (32,921,312)       (29,612,746)
 RiverSource VP - Large Cap Value Fund                              520,083       174,883        (807,183)          (112,217)
 RiverSource VP - Mid Cap Growth Fund                               689,855       591,884     (15,524,515)       (14,242,776)
 RiverSource VP - Mid Cap Value Fund                             15,463,546       499,200     (19,137,712)        (3,174,966)
 RiverSource VP - S&P 500 Index Fund                              2,696,004       964,965      (5,811,566)        (2,150,597)
 RiverSource VP - Short Duration U.S. Government Fund             7,683,953     2,033,154      (7,618,558)         2,098,549
 RiverSource VP - Small Cap Advantage Fund                          338,276       894,358      (4,476,565)        (3,243,931)
 Threadneedle VP - Emerging Markets Fund                         14,611,795     2,175,402      (5,570,611)        11,216,586
 Threadneedle VP - International Opportunity Fund                 1,602,591       889,158     (20,653,265)       (18,161,516)

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  101

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Funds under the Investment Management Services Agreement pursuant to which each Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board.

Presented below is information regarding securities on loan at June 30, 2008.

                                                                        VALUE OF SECURITIES            CASH COLLATERAL RECEIVED
FUND                                                                    ON LOAN TO BROKERS              FOR SECURITIES LOANED
 RiverSource Partners VP - Small Cap Value Fund                             $28,350,970                      $30,730,500
 RiverSource VP - Balanced Fund                                               1,936,130                        2,202,500
 RiverSource VP - Diversified Bond Fund                                      95,538,780                       97,113,750
 RiverSource VP - Diversified Equity Income Fund                             42,707,000                       44,525,000
 RiverSource VP - Growth Fund                                                   744,970                        1,426,500
 RiverSource VP - Large Cap Equity Fund                                       6,422,610                        7,594,600
 RiverSource VP - Mid Cap Growth Fund                                        23,285,207                       28,938,800
 RiverSource VP - Small Cap Advantage Fund                                      197,940                          198,000
 Threadneedle VP - International Opportunity Fund                            34,109,352                       35,605,805

Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments.

Income from securities lending and expenses paid to the Investment Manager as securities lending agent, which are included in other expenses on the Statement of Operations, for the six months ended June 30, 2008, are as follows:

FUND                                                                     INCOME             EXPENSES
 RiverSource Partners VP - Small Cap Value Fund                         $313,803            $11,266
 RiverSource VP - Balanced Fund                                          146,060              3,757
 RiverSource VP - Diversified Bond Fund                                  161,796              5,758
 RiverSource VP - Diversified Equity Income Fund                         258,231              1,278
 RiverSource VP - Global Bond Fund                                        10,728                549
 RiverSource VP - Global Inflation Protected Securities Fund              17,417                327
 RiverSource VP - Growth Fund                                             90,146              1,479
 RiverSource VP - Large Cap Equity Fund                                  349,866              6,267
 RiverSource VP - Mid Cap Growth Fund                                    562,227              5,062
 RiverSource VP - Small Cap Advantage Fund                                 8,076              1,436
 Threadneedle VP - International Opportunity Fund                        427,107              1,658

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the six months ended June 30, 2008 are as follows:

                                                                   CALLS                                       PUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                      CONTRACTS             PREMIUMS             CONTRACTS             PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                                  10,448              $  843,893               7,676             $   613,799
Opened                                                 16,464                 226,150              10,018               2,621,936
Closed                                                 (7,903)               (615,950)            (16,951)             (2,479,093)
Expired                                                (6,896)               (252,359)               (352)               (204,519)
---------------------------------------------------------------------------------------------------------------------------------
Balance June 30, 2008                                  12,113              $  201,732                 391             $   552,123
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 102 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

See Note 1 "Summary of Significant Accounting Policies."

Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the six months ended June 30, 2008 are as follows:

                                                                   CALLS                                       PUTS
---------------------------------------------------------------------------------------------------------------------------------
                                                      CONTRACTS             PREMIUMS             CONTRACTS             PREMIUMS
---------------------------------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2007                                   16,014             $1,293,391              11,892             $   951,863
Opened                                                  26,343                365,501              15,623               4,145,774
Closed                                                 (12,072)              (940,375)            (26,311)             (3,871,197)
Expired                                                (10,639)              (390,595)               (570)               (331,181)
---------------------------------------------------------------------------------------------------------------------------------
Balance June 30, 2008                                   19,646             $  327,922                 634             $   895,259
---------------------------------------------------------------------------------------------------------------------------------

See Note 1 "Summary of Significant Accounting Policies."

7. AFFILIATED MONEY MARKET FUND

Each Fund, except for RiverSource VP - Cash Management Fund, may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated for each Fund for the six months ended June 30, 2008, are as follows:

FUND                                                              PURCHASES                  PROCEEDS
 RiverSource Partners VP - Fundamental Value Fund               $  167,051,440            $  141,479,446
 RiverSource Partners VP - Select Value Fund                         6,454,908                 6,154,839
 RiverSource Partners VP - Small Cap Value Fund                    290,254,423               240,538,836
 RiverSource VP - Balanced Fund                                    194,060,799               230,702,425
 RiverSource VP - Diversified Bond Fund                          1,392,240,643             1,339,246,621
 RiverSource VP - Diversified Equity Income Fund                   538,537,983               490,203,097
 RiverSource VP - Global Bond Fund                                 255,040,503               273,876,356
 RiverSource VP - Global Inflation Protected Securities Fund       223,607,662               244,832,267
 RiverSource VP - Growth Fund                                      149,101,676               153,900,197
 RiverSource VP - High Yield Bond Fund                             171,535,195               203,035,028
 RiverSource VP - Income Opportunities Fund                        216,169,981               241,799,962
 RiverSource VP - Large Cap Equity Fund                            691,430,374               819,728,580
 RiverSource VP - Large Cap Value Fund                               3,413,946                 3,384,846
 RiverSource VP - Mid Cap Growth Fund                              111,696,574               112,167,350
 RiverSource VP - Mid Cap Value Fund                                53,458,932                53,579,750
 RiverSource VP - S&P 500 Index Fund                                26,843,151                32,456,590
 RiverSource VP - Short Duration U.S. Government Fund               58,712,801                56,497,346
 RiverSource VP - Small Cap Advantage Fund                          28,107,714                28,247,320
 Threadneedle VP - Emerging Markets Fund                           296,530,337               301,000,697
 Threadneedle VP - International Opportunity Fund                  306,703,977               293,789,940

The income distributions received with respect to each Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and each Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2008, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT 103 amount of the credit facility at a rate of 0.06% per annum. Each Fund had no borrowings during the six months ended June 30, 2008.

9. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. As of June 30, 2008, VP - Cash Management Fund (Cash Management) had two SIVs remaining in the Fund's portfolio, Cheyne Finance LLC (Cheyne) and Whistlejacket Capital LLC (WJC). As of June 30, 2008, Cash Management valued Cheyne and WJC at amortized costs of $1.6 million and $12.0 million, respectively, with an aggregate value of $13.6 million, representing 0.99% of net assets.

Pursuant to the Cash Management's pricing procedures, securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Rule 2a-7 also requires periodic monitoring ("Shadow Pricing") of the deviation between the net asset value per share of Cash Management using the amortized cost method and the market value based net asset value to ensure that the amortized cost method continues to provide an appropriate net asset value for Cash Management. For purposes of the 2a-7 monitoring procedures, Cheyne and WJC were fair valued at $1.1 million and $11.5 million, respectively as of June 30, 2008. For the six months ended June 30, 2008 all investments held by Cash Management, including SIVs, were valued at amortized cost in compliance with 2a-7 procedures. In addition, for the same time periods the deviations resulting from Shadow Pricing were not material to Cash Management's $1 net asset value.

On Aug. 28, 2007, Cheyne breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This led to the appointment of receivers on Sept. 4, 2007. On Oct. 17, 2007, the receivers declared Cheyne to be insolvent and the holding was determined to be illiquid. On April 17, 2008, Cash Management received a partial payment from Cheyne of $0.4 million, reducing the outstanding principal from $2.0 million to $1.6 million, and the issue remained in default of its Nov. 12, 2007 maturity date as of June 30, 2008. Subsequently, Cash Management chose the cash pay-out option in the restructuring of Cheyne on July 24, 2008 and has since received cash proceeds totaling $0.9 million, resulting in a recognized loss of $0.7 million on the position. The loss was not material to Cash Management's $1 net asset value.

On Feb. 11, 2008, WJC breached a financial covenant relating to the market value of its underlying collateral, resulting in the occurrence of an "enforcement event." This resulted in the appointment of receivers on Feb. 12, 2008. On Feb. 15, 2008, the receivers declared WJC to be insolvent. Cash Management's two positions in WJC are in default of their respective maturity dates, Feb. 25, 2008 ($2 million) and March 20, 2008 ($10 million). The receivers are currently developing a restructuring plan which will likely result in Cash Management receiving less than full payment on its investment. Accordingly, these holdings have been determined to be illiquid. As of August 15, 2008 the remaining positions in WJC has been fair valued at $11.4 million for the market value inputs into the Shadow Pricing described above.

10. FUND MERGERS

RIVERSOURCE VP - DIVERSIFIED BOND FUND
At the close of business on March 7, 2008, RiverSource VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of RiverSource VP - Core Bond Fund. This reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource VP - Diversified Bond Fund immediately before the acquisition were $4,408,130,558 and the combined net assets immediately after the acquisition were $4,515,177,559.

The merger was accomplished by a tax-free exchange of 11,005,013 shares of RiverSource VP - Core Bond valued at $107,047,001.

In exchange for the RiverSource VP - Core Bond Fund shares and net assets, RiverSource VP - Diversified Bond Fund issued 10,355,266 shares.

RiverSource VP - Core Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $107,047,001, which includes $108,926,308 of capital stock, $1,189,750 of unrealized depreciation, $443,938 of accumulated net realized loss and $245,619 of excess distributions over net investment income.

--------------------------------------------------------------------------------

 104 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

11. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, capital loss carry-overs at Dec. 31, 2007 were as follows:

FUND                                                                      CARRY-OVER
 RiverSource VP - Balanced Fund                                         $   17,812,301
 RiverSource VP - Cash Management Fund                                           1,487
 RiverSource VP - Diversified Bond Fund                                     85,187,624
 RiverSource VP - Global Inflation Protected Securities Fund                 3,706,761
 RiverSource VP - Growth Fund                                                7,031,971
 RiverSource VP - High Yield Bond Fund                                     206,575,779
 RiverSource VP - Income Opportunities Fund                                  1,606,700
 RiverSource VP - Large Cap Equity Fund(a)                                  71,914,735
 RiverSource VP - Mid Cap Growth Fund                                    1,052,723,375
 RiverSource VP - Short Duration U.S. Government Fund                        8,251,870
 Threadneedle VP - International Opportunity Fund                          220,105,149

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                                2008               2009               2010
 RiverSource VP - Balanced Fund                                 $ 17,812,301       $         --       $         --
 RiverSource VP - Cash Management Fund                                    --                 --                 --
 RiverSource VP - Diversified Bond Fund                           47,894,894          9,863,475         15,651,826
 RiverSource VP - Global Inflation Protected Securities Fund              --                 --                 --
 RiverSource VP - Growth Fund                                             --                 --          3,579,364
 RiverSource VP - High Yield Bond Fund                                    --         99,499,045        106,316,241
 RiverSource VP - Income Opportunities Fund                               --                 --                 --
 RiverSource VP - Large Cap Equity Fund                           31,291,236          3,331,398         37,292,101
 RiverSource VP - Mid Cap Growth Fund                            702,644,765        310,534,170         39,544,440
 RiverSource VP - Short Duration U.S. Government Fund                     --                 --                 --
 Threadneedle VP - International Opportunity Fund                  8,763,638         98,876,953         90,583,080

FUND                                           2011              2012              2013               2014               2015
 RiverSource VP - Balanced Fund             $        --       $        --       $        --       $         --                 --
 RiverSource VP - Cash Management Fund               --                --               150                 --              1,337
 RiverSource VP - Diversified Bond Fund       4,231,263                --         7,546,166                 --                 --
 RiverSource VP - Global Inflation
 Protected Securities Fund                           --                --                --          1,165,851          2,540,910
 RiverSource VP - Growth Fund                        --                --                --          3,452,607                 --
 RiverSource VP - High Yield Bond Fund               --                --           760,493                 --                 --
 RiverSource VP - Income Opportunities
 Fund                                                --                --                --                 --          1,606,700
 RiverSource VP - Large Cap Equity Fund              --                --                --                 --                 --
 RiverSource VP - Mid Cap Growth Fund                --                --                --                 --                 --
 RiverSource VP - Short Duration U.S.
 Government Fund                                     --         1,227,003         3,894,750          3,130,117                 --
 Threadneedle VP - International
 Opportunity Fund                            21,881,478                --                --                 --                 --

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses and net currency losses realized between Nov. 1

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT 105 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Dec. 31, 2007, post-October losses that are treated as occurring on Jan. 1, 2008 were as follows:

FUND                                                                    POST-OCTOBER LOSS
 RiverSource Partners VP - Fundamental Value Fund                          $  369,949
 RiverSource VP - Diversified Bond Fund                                     5,546,145
 RiverSource VP - Diversified Equity Income Fund                                  318
 RiverSource VP - High Yield Bond Fund                                      1,457,658
 RiverSource VP - Income Opportunities Fund                                 2,642,461
 RiverSource VP - Mid Cap Growth Fund                                         225,195
 RiverSource VP - Small Cap Advantage Fund                                  2,255,959

The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

For RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund:

DIVERSIFICATION RISK
The Funds are non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund:

FOREIGN/EMERGING MARKETS RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

For RiverSource VP - Global Inflation Protected Securities Fund:

FOREIGN RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

INFLATION PROTECTED SECURITIES RISK

Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary

--------------------------------------------------------------------------------

 106 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  107

14. FINANCIAL HIGHLIGHTS

RiverSource Partners VP - Fundamental Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                 SIX MONTHS ENDED
                                  JUNE 30, 2008         YEAR ENDED DEC. 31,       PERIOD ENDED DEC. 31,       YEAR ENDED AUG. 31,
                                   (UNAUDITED)                 2007                      2006(B)                    2006(C)
Net asset value, beginning of
 period                               $11.20                  $10.92                     $10.03                     $10.06
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)             .03                     .11                        .03                        .02
Net gains (losses) (both
 realized and unrealized)              (1.23)                    .30                        .91                       (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       (1.20)                    .41                        .94                       (.01)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.00)(d)                (.11)                      (.02)                      (.02)
Distributions from realized
 gains                                  (.09)                   (.02)                      (.02)                        --
Tax return of capital                     --                      --                       (.01)                        --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.09)                   (.13)                      (.05)                      (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $9.91                  $11.20                     $10.92                     $10.03
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $897                    $786                       $397                       $232
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)           1.07%(g)                 .99%                      1.02%(g)                   1.15%(g)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h)           1.05%(g)                 .99%                      1.02%(g)                   1.07%(g)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            .70%(g)                1.03%                       .83%(g)                   1.27%(g)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   8%                     12%                         3%                         3%
---------------------------------------------------------------------------------------------------------------------------------
Total return(i)                      (10.78%)(j)               3.84%                      9.30%(j)                   (.05%)(j)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(d)  Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g)  Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(j)  Not annualized.

--------------------------------------------------------------------------------

 108 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Select Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)              2006           2005        2004(C)
Net asset value, beginning of
 period                                $10.69             $11.37           $11.72          $11.45          $9.95          $9.98
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .14                .11              .04             .25            .05            .02
Net gains (losses) (both realized
 and unrealized)                         (.93)               .59              .79             .44           1.55           (.03)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         (.79)               .70              .83             .69           1.60           (.01)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.08)              (.13)            (.03)           (.25)          (.05)          (.02)
Distributions from realized gains          --              (1.25)           (1.15)           (.17)          (.05)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.08)             (1.38)           (1.18)           (.42)          (.10)          (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $9.82             $10.69           $11.37          $11.72         $11.45          $9.95
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $20                $27              $28             $27            $23             $9
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)            3.50%(f)           2.09%            1.22%(f)        1.19%          1.17%          1.97%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)            1.13%(f)           1.05%            1.09%(f)        1.08%          1.15%          1.15%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            1.14%(f)            .88%             .95%(f)        2.19%           .45%           .50%(f)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   41%                93%             112%             35%            31%            13%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                        (7.42%)(i)          6.03%            7.13%(i)        6.17%         16.18%          (.11%)(i)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund Became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  109

RiverSource Partners VP - Small Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                 SIX MONTHS ENDED      YEAR ENDED       PERIOD ENDED
                                  JUNE 30, 2008         DEC. 31,          DEC. 31,                  YEAR ENDED AUG. 31,
                                   (UNAUDITED)            2007            2006(B)              2006           2005           2004
Net asset value, beginning of
 period                               $13.63             $14.89            $15.06          $14.46         $13.10         $11.39
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)             .06                .11               .02             .06            .02           (.02)
Net gains (losses) (both
 realized and unrealized)               (.91)              (.81)             1.46            1.61           2.53           1.92
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (.85)              (.70)             1.48            1.67           2.55           1.90
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.01)              (.12)             (.02)           (.06)          (.01)            --
Distributions from realized
 gains                                  (.46)              (.44)            (1.63)          (1.01)         (1.18)          (.19)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.47)              (.56)            (1.65)          (1.07)         (1.19)          (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $12.31             $13.63            $14.89          $15.06         $14.46         $13.10
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                            $1,083             $1,024              $619            $549           $412           $229
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)           1.26%(e)           1.28%             1.32%(e)        1.28%          1.28%          1.27%
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)       1.22%(e)           1.23%             1.26%(e)        1.24%          1.28%          1.27%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            .96%(e)            .73%              .48%(e)         .41%           .12%          (.20%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  45%                58%               23%            102%            65%            84%
---------------------------------------------------------------------------------------------------------------------------------
Total return(g)                       (6.22%)(h)         (4.90%)            9.99%(h)       12.28%         20.02%         16.78%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

 110 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                $15.09             $15.61           $15.44          $15.18         $14.17         $13.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .22                .43              .13             .41            .35            .31
Net gains (losses) (both realized
 and unrealized)                        (1.63)              (.16)            1.04             .72           1.02           1.17
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (1.41)               .27             1.17            1.13           1.37           1.48
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.03)              (.45)            (.10)           (.41)          (.36)          (.31)
Distributions from realized gains        (.91)              (.34)            (.90)           (.46)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.94)              (.79)           (1.00)           (.87)          (.36)          (.31)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $12.74             $15.09           $15.61          $15.44         $15.18         $14.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $1,368             $1,731           $2,071          $2,046         $2,437         $2,664
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .71%(e)            .80%             .84%(e)         .77%           .82%           .78%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            3.14%(e)           2.65%            2.43%(e)        2.63%          2.34%          2.16%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   55%               118%              38%            130%           131%           133%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                        (9.77%)(g)          1.74%            7.73%(g)        7.76%          9.68%         11.39%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - Cash Management Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                 $1.00              $1.00            $1.00           $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .00(c)             .05              .02             .04            .02             --
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   .00(c)            (.05)            (.02)           (.04)          (.02)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $1.00              $1.00            $1.00           $1.00          $1.00          $1.00
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $1,379             $1,338           $1,055            $999           $688           $773
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                    .60%(f)            .60%             .60%(f)         .67%           .70%           .69%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            2.77%(f)           4.72%            4.66%(f)        4.01%          1.88%           .47%
---------------------------------------------------------------------------------------------------------------------------------
Total return(g)                         1.48%(h)           4.75%            1.54%(h)        4.01%          1.92%           .48%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c)  Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  111

RiverSource VP - Diversified Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                $10.50             $10.47           $10.39          $10.66         $10.62          $10.40
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .24                .50              .16             .43            .39             .38
Net gains (losses) (both realized
 and unrealized)                         (.33)               .03              .08            (.27)           .06             .22
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         (.09)               .53              .24             .16            .45             .60
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.05)              (.49)            (.16)           (.43)          (.41)           (.38)
Tax return of capital                      --               (.01)              --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.05)              (.50)            (.16)           (.43)          (.41)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.36             $10.50           $10.47          $10.39         $10.66          $10.62
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $5,027             $4,353           $2,745          $2,325         $1,824          $1,696
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .71%(e)            .74%             .74%(e)         .80%           .82%            .81%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            4.80%(e)           4.79%            4.57%(e)        4.15%          3.65%           3.60%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  102%               289%             109%            292%           293%            295%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                         (.96%)(g)          5.20%            2.32%(g)        1.58%          4.27%           5.84%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 112 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                $16.24             $15.48           $15.09          $13.83         $11.17          $9.65
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .12                .24              .07             .23            .20            .17
Net gains (losses) (both realized
 and unrealized)                        (2.05)               .98             1.33            1.80           2.65           1.51
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (1.93)              1.22             1.40            2.03           2.85           1.68
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.01)              (.25)            (.05)           (.22)          (.19)          (.16)
Distributions from realized gains       (1.27)              (.21)            (.96)           (.55)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (1.28)              (.46)           (1.01)           (.77)          (.19)          (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.03             $16.24           $15.48          $15.09         $13.83         $11.17
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $3,616             $4,079           $3,446          $2,877         $1,679           $843
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .91%(e)            .86%             .91%(e)         .91%           .84%           .86%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            1.73%(e)           1.47%            1.39%(e)        1.61%          1.66%          1.77%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   27%                29%               5%             27%            25%            19%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                       (12.29%)(g)          8.02%            9.37%(g)       15.19%         25.59%         17.53%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  113

RiverSource VP - Global Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                $11.32             $10.90           $10.79          $11.02         $10.82          $10.40
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .19                .38              .12             .30            .34             .35
Net gains (losses) (both realized
 and unrealized)                          .06                .44              .11            (.17)           .39             .73
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .25                .82              .23             .13            .73            1.08
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.25)              (.40)            (.12)           (.31)          (.53)           (.66)
Distributions from realized gains        (.01)                --               --            (.05)            --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.26)              (.40)            (.12)           (.36)          (.53)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $11.31             $11.32           $10.90          $10.79         $11.02          $10.82
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $1,565             $1,328             $782            $692           $575            $409
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)             .98%(e)           1.00%            1.00%(e)        1.06%          1.08%           1.08%
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)         .98%(e)           1.00%            1.00%(e)        1.06%          1.08%           1.08%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            3.55%(e)           3.45%            3.22%(e)        2.85%          2.63%           2.76%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   34%                69%              20%             65%            79%            105%
---------------------------------------------------------------------------------------------------------------------------------
Total return(g)                         2.25%(h)           7.65%            2.15%(h)        1.27%          6.75%          10.57%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

 114 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                               SIX MONTHS ENDED
                                JUNE 30, 2008        YEAR ENDED DEC. 31,      PERIOD ENDED DEC. 31,        YEAR ENDED AUG. 31,
                                 (UNAUDITED)                2007                     2006(B)               2006          2005(C)
Net asset value, beginning of
 period                             $10.28                  $9.76                    $10.04               $10.19          $10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)           .27                    .52                       .06                  .47             .32
Net gains (losses) (both
 realized and unrealized)              .13                    .24                      (.10)                (.26)            .19
---------------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                            .40                    .76                      (.04)                 .21             .51
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (.25)                  (.24)                     (.24)                (.34)           (.32)
Distributions from realized
 gains                                  --                     --                        --                 (.02)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.25)                  (.24)                     (.24)                (.36)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $10.43                 $10.28                     $9.76               $10.04          $10.19
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $1,058                   $820                      $582                 $403            $116
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to
 expense
 waiver/reimbursement(d),(e)          .73%(f)                .74%                      .72%(f)              .77%            .87%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)          .72%(f)                .72%                      .72%(f)              .72%            .75%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)         4.99%(f)               4.50%                     1.09%(f)             4.23%           3.42%(f)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                28%                    80%                       --%                  75%             29%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                      3.89%(i)               7.93%                     (.49%)(i)            2.18%           5.22%(i)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  115

RiverSource VP - Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                 $7.65              $7.50            $6.93           $6.61          $5.69           $5.45
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .05                .08              .01             .06            .03             .02
Net gains (losses) (both realized
 and unrealized)                        (1.21)               .15              .57             .33            .91             .24
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (1.16)               .23              .58             .39            .94             .26
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.02)              (.08)            (.01)           (.07)          (.02)           (.02)
Tax return of capital                      --                 --               --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.02)              (.08)            (.01)           (.07)          (.02)           (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.47              $7.65            $7.50           $6.93          $6.61           $5.69
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $469               $627             $640            $612           $392            $261
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .76%(e)            .89%            1.01%(e)         .91%           .92%            .85%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            1.49%(e)           1.01%             .59%(e)        1.04%           .42%            .27%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   63%               116%              30%            156%           154%            192%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                       (15.21%)(g)          3.07%            8.27%(g)        5.79%         16.74%           4.64%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

RiverSource VP - High Yield Bond Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                 $6.48              $6.85            $6.68           $6.76          $6.60           $6.22
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .47                .50              .16             .47            .44             .47
Net gains (losses) (both realized
 and unrealized)                         (.34)              (.37)             .19            (.09)           .16             .38
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations          .13                .13              .35             .38            .60             .85
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.20)              (.50)            (.18)           (.46)          (.44)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.41              $6.48            $6.85           $6.68          $6.76           $6.60
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $852             $1,032           $1,216          $1,192         $1,246          $1,130
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .89%(e)            .87%             .88%(e)         .87%           .83%            .82%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            8.07%(e)           7.38%            7.35%(e)        7.02%          6.58%           7.30%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   30%                84%              29%            106%           106%            139%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                         (.82%)(g)          1.86%            5.43%(g)        5.76%          9.31%          14.03%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 116 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005          2004(C)
Net asset value, beginning of
 period                                 $9.86             $10.32           $10.08          $10.39         $10.29           $9.93
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .32                .70              .22             .64            .59             .15
Net gains (losses) (both realized
 and unrealized)                         (.43)              (.44)             .24            (.26)           .18             .36
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations         (.11)               .26              .46             .38            .77             .51
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.02)              (.68)            (.22)           (.64)          (.59)           (.15)
Distributions from realized gains          --               (.02)              --            (.05)          (.08)             --
Tax return of capital                      --               (.02)              --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.02)              (.72)            (.22)           (.69)          (.67)           (.15)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $9.73              $9.86           $10.32          $10.08         $10.39          $10.29
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $881               $736             $409            $259            $45             $16
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)             .91%(f)            .91%             .90%(f)         .96%          1.03%           1.55%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)             .91%(f)            .91%             .90%(f)         .96%           .99%            .99%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            7.23%(f)           6.89%            6.72%(f)        6.39%          5.69%           6.03%(f)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   40%                98%              29%             87%            93%             36%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                        (1.08%)(i)          2.65%            4.66%(i)        3.76%          7.73%           5.17%(i)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  117

RiverSource VP - Large Cap Equity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005           2004
Net asset value, beginning of
 period                                $25.27             $25.04           $22.91          $21.48         $19.32          $18.04
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .19                .35              .09             .29            .24             .14
Net gains (losses) (both realized
 and unrealized)                        (3.63)               .39             2.10            1.43           2.15            1.28
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (3.44)               .74             2.19            1.72           2.39            1.42
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.04)              (.34)            (.06)           (.29)          (.23)           (.14)
Distributions from realized gains       (2.13)              (.17)              --              --             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (2.17)              (.51)            (.06)           (.29)          (.23)           (.14)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $19.66             $25.27           $25.04          $22.91         $21.48          $19.32
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                             $2,287             $3,023           $3,737          $3,733         $2,510          $2,535
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .74%(e)            .86%             .83%(e)         .82%           .80%            .85%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            1.66%(e)           1.29%            1.16%(e)        1.30%          1.13%            .72%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   38%                66%              21%             85%           132%            114%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                       (14.27%)(g)          2.93%            9.59%(g)        8.02%         12.42%           7.87%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 118 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund


PER SHARE INCOME AND CAPITAL CHANGES(a)
                                     SIX MONTHS         YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005          2004(C)
Net asset value, beginning of
 period                                $11.12             $12.23           $11.71          $10.99         $10.00           $9.99
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .10                .17              .05             .17            .14             .05
Net gains (losses) (both realized
 and unrealized)                        (1.82)              (.22)            1.13             .98           1.06             .02
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (1.72)              (.05)            1.18            1.15           1.20             .07
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.01)              (.17)            (.05)           (.17)          (.14)           (.06)
Distributions from realized gains        (.20)              (.89)            (.61)           (.26)          (.07)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.21)             (1.06)            (.66)           (.43)          (.21)           (.06)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $9.19             $11.12           $12.23          $11.71         $10.99          $10.00
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                $15                $22              $25             $21            $15              $7
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)            1.25%(f)           1.08%            1.23%(f)        1.20%          2.55%           2.85%
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(g)         .95%(f)           1.04%            1.05%(f)        1.02%          1.05%           1.05%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            1.80%(f)           1.35%            1.33%(f)        1.55%          1.37%           1.03%(f)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   14%                39%              13%             49%            52%             24%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                       (15.58%)(i)          (.46%)          10.15%(i)       10.75%         12.04%            .69%(i)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  119

RiverSource VP - Mid Cap Growth Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006              2005           2004
Net asset value, beginning of
 period                                $12.85             $11.42           $10.96            $12.43         $10.11         $10.09
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .00(c)            (.02)             .03              (.01)          (.04)          (.05)
Net gains (losses) (both realized
 and unrealized)                       (1.45)               1.58              .91              (.44)          2.36            .07
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       (1.45)               1.56              .94              (.45)          2.32            .02
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                   .00(c)            (.01)            (.03)               --             --             --
Distributions from realized gains       (.07)               (.12)            (.45)            (1.02)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.07)               (.13)            (.48)            (1.02)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $11.33             $12.85           $11.42            $10.96         $12.43         $10.11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $469               $593             $690              $709           $255           $225
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                     .86%(f)           .86%             .88%(f)           .92%           .82%           .85%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             (.06%)(f)         (.12%)            .70%(f)          (.14%)         (.32%)         (.49%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    30%               93%              24%               43%            34%            25%
---------------------------------------------------------------------------------------------------------------------------------
Total return(g)                        (11.28%)(h)        13.74%            8.54%(h)         (4.43%)        23.03%           .13%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c)  Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

RiverSource VP - Mid Cap Value Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                                 SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                                  JUNE 30, 2008         DEC. 31,         DEC. 31,          YEAR ENDED AUG. 31,
                                                   (UNAUDITED)            2007           2006(B)           2006           2005(C)
Net asset value, beginning of period                  $14.60             $13.49           $12.65            $11.42         $10.15
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .03                .10              .05               .09            .01
Net gains (losses) (both realized and
 unrealized)                                          (1.47)               1.29              .98              1.27           1.28
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      (1.44)               1.39             1.03              1.36           1.29
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                      --               (.11)            (.05)             (.09)          (.02)
Distributions from realized gain                      (2.82)               (.17)            (.14)             (.04)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (2.82)               (.28)            (.19)             (.13)          (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.34             $14.60           $13.49            $12.65         $11.42
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                 $346               $355             $370              $228             $7
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                            1.12%(f)          1.03%            1.07%(f)          1.44%          2.97%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g)                            1.12%(f)          1.03%            1.07%(f)          1.11%          1.08%(f)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                             .56%(f)           .72%            1.23%(f)          1.02%           .62%(f)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   22%               77%               4%               60%             7%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                                       (10.52%)(i)        10.35%            8.07%(i)         11.93%         12.70%(i)
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f)  Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.

--------------------------------------------------------------------------------

 120 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006              2005           2004
Net asset value, beginning of
 period                                 $9.83              $9.59            $8.85             $8.30          $7.54          $6.88
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .07                .15              .04               .13            .13            .09
Net gains (losses) (both realized
 and unrealized)                       (1.24)                .33              .77               .57            .76            .66
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations       (1.17)                .48              .81               .70            .89            .75
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                 (.01)               (.17)            (.03)             (.13)          (.13)          (.09)
Distributions from realized gains       (.32)               (.07)            (.04)             (.02)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (.33)               (.24)            (.07)             (.15)          (.13)          (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $8.33              $9.83            $9.59             $8.85          $8.30          $7.54
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $302               $380             $392              $367           $367           $283
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)              .53%(e)           .52%             .51%(e)           .53%           .56%           .57%
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(d),(f)          .51%(e)           .50%(g)          .50%(e)           .50%           .50%           .49%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             1.60%(e)          1.48%            1.44%(e)          1.46%          1.65%          1.21%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     1%                4%               2%                6%             5%            --%
---------------------------------------------------------------------------------------------------------------------------------
Total return(h)                        (12.10%)(i)         5.01%            9.27%(i)          8.38%(j)      11.98%         10.84%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(g) Prior to rounding, the ratio of net expenses after expense waiver/reimbursement to average net assets was 0.495% for the year ended Dec. 31, 2007.
(h) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(i)  Not annualized.
(j) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.

RiverSource VP - Short Duration U.S. Government Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006              2005           2004
Net asset value, beginning of
 period                                $10.23             $10.13           $10.11            $10.21         $10.34         $10.46
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .18                .42              .13               .36            .27            .25
Net gains (losses) (both realized
 and unrealized)                         (.18)               .10              .02              (.10)          (.13)          (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           --                .52              .15               .26            .14            .18
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.02)              (.42)            (.13)             (.36)          (.27)          (.25)
Distributions from realized gains          --                 --               --                --             --           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.02)              (.42)            (.13)             (.36)          (.27)          (.30)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.21             $10.23           $10.13            $10.11         $10.21         $10.34
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $484               $483             $457              $463           $484           $506
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                    .79%(e)            .79%             .77%(e)           .82%           .83%           .82%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            3.46%(e)           4.17%            3.97%(e)          3.55%          2.67%          2.36%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  177%               213%              58%              236%           171%           135%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                         (.10%)(g)          5.33%            1.55%(g)          2.61%          1.43%          1.70%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  121

RiverSource VP - Small Cap Advantage Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005              2004
Net asset value, beginning of
 period                                $11.80             $13.03           $13.80            $15.11         $12.64         $11.25
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .01                .01              .01                --           (.04)          (.05)
Net gains (losses) (both realized
 and unrealized)                        (1.46)              (.52)            1.11               .61           3.14           1.44
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (1.45)              (.51)            1.12               .61           3.10           1.39
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                    --               (.02)            (.01)               --             --             --
Distributions from realized gains       (1.10)              (.70)           (1.88)            (1.92)          (.63)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (1.10)              (.72)           (1.89)            (1.92)          (.63)            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $9.25             $11.80           $13.03            $13.80         $15.11         $12.64
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $117               $161             $220              $218           $235           $184
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            1.04%(e)           1.01%            1.08%(e)          1.06%          1.07%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)             .96%(e)           1.01%            1.08%(e)          1.06%          1.07%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             .18%(e)            .06%             .22%(e)          (.02%)         (.28%)         (.42%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                  133%               150%              74%              132%           112%           104%
---------------------------------------------------------------------------------------------------------------------------------
Total return(g)                       (12.48%)(h)         (4.19%)           8.14%(h)          4.40%         24.88%         12.40%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it may invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

--------------------------------------------------------------------------------

 122 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Threadneedle VP - Emerging Markets Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006              2005           2004
Net asset value, beginning of
 period                                $22.49             $17.35           $16.32            $13.14          $9.80          $8.44
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .11                .14             (.02)              .09            .06            .09
Net gains (losses) (both realized
 and unrealized)                        (2.20)              6.11             3.21              3.85           3.72           1.39
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (2.09)              6.25             3.19              3.94           3.78           1.48
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.12)              (.11)              --              (.06)          (.06)          (.12)
Distributions from realized gains       (3.11)             (1.00)           (2.16)             (.70)          (.38)            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                     (3.23)             (1.11)           (2.16)             (.76)          (.44)          (.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $17.17             $22.49           $17.35            $16.32         $13.14          $9.80
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $948               $962             $548              $427           $192            $46
---------------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)            1.64%(e)           1.50%            1.51%(e)          1.54%          1.55%          1.67%
---------------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)            1.64%(e)           1.50%            1.51%(e)          1.54%          1.55%          1.61%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            1.06%(e)            .73%            (.36%)(e)          .68%           .58%           .65%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   60%               124%              46%              146%           120%           117%
---------------------------------------------------------------------------------------------------------------------------------
Total return(g)                        (9.28%)(h)         38.11%           20.17%(h)         30.97%         39.60%         17.63%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(h)  Not annualized.

Threadneedle VP - International Opportunity Fund

PER SHARE INCOME AND CAPITAL CHANGES(a)
                                  SIX MONTHS ENDED      YEAR ENDED      PERIOD ENDED
                                   JUNE 30, 2008         DEC. 31,         DEC. 31,                  YEAR ENDED AUG. 31,
                                    (UNAUDITED)            2007           2006(B)           2006           2005              2004
Net asset value, beginning of
 period                                $14.71             $13.19           $12.24            $10.02          $8.23          $7.19
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)              .24                .13              .02               .12            .11            .08
Net gains (losses) (both realized
 and unrealized)                        (1.59)              1.53             1.04              2.27           1.80           1.05
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations        (1.35)              1.66             1.06              2.39           1.91           1.13
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                  (.28)              (.14)            (.10)             (.17)          (.12)          (.09)
Tax return of capital                      --                 --             (.01)               --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                      (.28)              (.14)            (.11)             (.17)          (.12)          (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.08             $14.71           $13.19            $12.24         $10.02          $8.23
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                               $953             $1,195           $1,311            $1,266         $1,184           $974
---------------------------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                   1.13%(e)           1.01%            1.08%(e)          1.12%          1.04%           .98%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)            3.25%(e)            .94%             .55%(e)          1.04%          1.19%           .99%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   33%                94%              20%               74%            90%           142%
---------------------------------------------------------------------------------------------------------------------------------
Total return(f)                        (9.19%)(g)         12.68%            8.72%(g)         23.82%         23.29%         15.77%
---------------------------------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  For the period from Sept. 1, 2006 to Dec. 31, 2006.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  123

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Fundamental Value Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES

COMMON STOCKS (94.7%)
ISSUER                                            SHARES                    VALUE(A)
AIR FREIGHT & LOGISTICS (0.5%)
Toll Holdings                                        143,115(c)             $825,970
United Parcel Service Cl B                            61,150               3,758,891
                                                                     ---------------
Total                                                                      4,584,861
------------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Harley-Davidson                                      266,520               9,664,015
------------------------------------------------------------------------------------

BEVERAGES (2.3%)
Diageo ADR                                           163,250(c)           12,059,277
Heineken Holding                                     182,466(c)            8,371,173
                                                                     ---------------
Total                                                                     20,430,450
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.6%)
Bank of New York Mellon                              298,100              11,277,123
E*TRADE Financial                                     59,000(b)              185,260
Merrill Lynch & Co                                   577,400              18,309,354
Morgan Stanley                                        28,050               1,011,764
State Street                                          27,280               1,745,647
                                                                     ---------------
Total                                                                     32,529,148
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
Toronto-Dominion Bank                                 64,850(c)            4,038,210
Wachovia                                             315,828               4,904,809
Wells Fargo & Co                                     608,710              14,456,862
                                                                     ---------------
Total                                                                     23,399,881
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Cisco Systems                                        206,350(b)            4,799,701
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Dell                                                 348,300(b)            7,620,804
Hewlett-Packard                                      153,270               6,776,067
                                                                     ---------------
Total                                                                     14,396,871
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.0%)
Martin Marietta Materials                             42,960               4,450,226
Vulcan Materials                                      76,330               4,563,008
                                                                     ---------------
Total                                                                      9,013,234
------------------------------------------------------------------------------------

CONSUMER FINANCE (3.4%)
American Express                                     785,610              29,593,929
Discover Financial Services                           40,700                 536,019
                                                                     ---------------
Total                                                                     30,129,948
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.4%)
Sealed Air                                           643,010              12,223,620
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.0%)
H&R Block                                            409,780               8,769,292
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (4.3%)
Citigroup                                            185,860              $3,115,014
JPMorgan Chase & Co                                  826,500              28,357,215
Liberty Media - Capital Series A                      28,650(b,d)            412,560
Moody's                                              187,080               6,443,035
                                                                     ---------------
Total                                                                     38,327,824
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Agilent Technologies                                 287,790(b)           10,228,056
Tyco Electronics                                     163,652(c)            5,862,015
                                                                     ---------------
Total                                                                     16,090,071
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Transocean                                            61,875(b)            9,429,131
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.8%)
Costco Wholesale                                     641,880              45,021,462
CVS Caremark                                         364,245              14,413,175
Whole Foods Market                                    64,200               1,520,898
                                                                     ---------------
Total                                                                     60,955,535
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Hershey                                               42,660               1,398,395
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Covidien                                             163,692               7,839,210
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Cardinal Health                                      130,000               6,705,400
Express Scripts                                      100,300(b)            6,290,816
UnitedHealth Group                                   210,740               5,531,925
                                                                     ---------------
Total                                                                     18,528,141
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Garmin                                                35,000(c)            1,499,400
Hunter Douglas                                        26,324(c)            1,588,981
                                                                     ---------------
Total                                                                      3,088,381
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.1%)
Procter & Gamble                                     164,570              10,007,502
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.4%)
General Electric                                     392,700              10,481,162
Siemens                                               36,800(c)            4,085,780
Tyco Intl                                            167,372(c)            6,701,575
                                                                     ---------------
Total                                                                     21,268,517
------------------------------------------------------------------------------------

INSURANCE (13.6%)
Ambac Financial Group                                140,040                 187,654
American Intl Group                                  740,620              19,596,805
Aon                                                  140,160               6,438,950
Berkshire Hathaway Cl B                                8,887(b)           35,654,644

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
Loews                                                484,970             $22,745,093
Markel                                                 1,715(b)              629,405
MBIA                                                  73,000                 320,470
Millea Holdings                                      142,400(c)            5,552,232
NIPPONKOA Insurance                                  534,200(c)            4,633,624
Principal Financial Group                             54,290               2,278,551
Progressive                                          844,410              15,807,355
Sun Life Financial                                    32,240(c)            1,320,228
Transatlantic Holdings                               135,855               7,671,732
                                                                     ---------------
Total                                                                    122,836,743
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Amazon.com                                            37,500(b)            2,749,875
Liberty Media - Interactive Cl A                     143,050(b,d)          2,111,418
                                                                     ---------------
Total                                                                      4,861,293
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.9%)
eBay                                                  81,700(b)            2,232,861
Google Cl A                                           10,350(b)            5,448,447
                                                                     ---------------
Total                                                                      7,681,308
------------------------------------------------------------------------------------

IT SERVICES (1.5%)
Iron Mountain                                        442,780(b)           11,755,809
Visa Cl A                                             23,630(b)            1,921,355
                                                                     ---------------
Total                                                                     13,677,164
------------------------------------------------------------------------------------

MARINE (0.8%)
China Shipping Development Series H                1,202,000(c)            3,607,341
Kuehne & Nagel Intl                                   38,297(c)            3,638,140
                                                                     ---------------
Total                                                                      7,245,481
------------------------------------------------------------------------------------

MEDIA (5.5%)
Comcast Special Cl A                               1,144,047              21,462,322
Grupo Televisa ADR                                   427,600(c)           10,099,912
Liberty Entertainment Series A                       114,400(b,d)          2,771,912
News Corp Cl A                                       773,000              11,625,920
Virgin Media                                          16,200(f)              220,482
WPP Group ADR                                         68,150(c)            3,258,933
                                                                     ---------------
Total                                                                     49,439,481
------------------------------------------------------------------------------------

METALS & MINING (0.9%)
BHP Billiton                                          99,870(c)            3,819,668
Rio Tinto                                             35,590(c)            4,260,098
                                                                     ---------------
Total                                                                      8,079,766
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Sears Holdings                                         9,200(b)              677,672
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 124 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Fundamental Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (19.2%)
Canadian Natural Resources                           180,310(c)          $18,076,078
China Coal Energy Series H                         3,020,900(c)            5,284,667
ConocoPhillips                                       429,270              40,518,794
Devon Energy                                         303,190              36,431,310
OGX Petroleo e Gas Participacoes                       1,700(b,c)          1,344,161
EOG Resources                                        263,020              34,508,224
Occidental Petroleum                                 412,020              37,024,117
                                                                     ---------------
Total                                                                    173,187,351
------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Sino-Forest Cl A                                     187,900(b,c)          3,290,092
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Avon Products                                         73,740               2,656,115
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.4%)
Johnson & Johnson                                     62,400               4,014,816
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
Brookfield Asset Management Cl A                     149,900(c)            4,877,746
Hang Lung Group                                      759,000(c)            3,372,966
                                                                     ---------------
Total                                                                      8,250,712
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ROAD & RAIL (--%)
Asciano Group                                        100,700(c)             $334,998
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.0%)
Texas Instruments                                    309,600               8,718,336
------------------------------------------------------------------------------------

SOFTWARE (2.2%)
Microsoft                                            722,070              19,864,146
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.4%)
Bed Bath & Beyond                                    212,280(b)            5,965,068
CarMax                                               232,100(b)            3,293,499
Lowe's Companies                                     153,270               3,180,353
                                                                     ---------------
Total                                                                     12,438,920
------------------------------------------------------------------------------------

TOBACCO (3.6%)
Altria Group                                         455,170               9,358,295
Philip Morris Intl                                   455,170              22,480,847
                                                                     ---------------
Total                                                                     31,839,142
------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.9%)
China Merchants Holdings Intl                      1,666,036(c)            6,442,265
COSCO Pacific                                      1,055,760(c)            1,730,466
                                                                     ---------------
Total                                                                      8,172,731
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
Sprint Nextel                                        538,220              $5,113,090
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $903,606,054)                                                    $849,253,085
------------------------------------------------------------------------------------

MONEY MARKET FUND (6.2%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%          55,172,888(e)          $55,172,888
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $55,172,888)                                                     $55,172,888
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $958,778,942)(g)                                                $904,425,973
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 14.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Virgin Media                                                    01-25-08 thru 04-09-08           $238,428

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $958,779,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $85,179,000
Unrealized depreciation                                               (139,532,000)
----------------------------------------------------------------------------------
Net unrealized depreciation                                           $(54,353,000)
----------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  125

RiverSource Partners VP - Fundamental Value Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                   ------------------------------------------------------------------------------
                                                       LEVEL 1                LEVEL 2
                                                    QUOTED PRICES              OTHER              LEVEL 3
                                                      IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                     MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                            $904,425,973               $--                  $--             $904,425,973

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 126 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Select Value Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES

COMMON STOCKS (98.6%)
ISSUER                                            SHARES                    VALUE(A)
AUTO COMPONENTS (1.0%)
BorgWarner                                             1,900                 $84,322
Exide Technologies                                     6,200(b)              103,912
                                                                     ---------------
Total                                                                        188,234
------------------------------------------------------------------------------------

BEVERAGES (0.5%)
Molson Coors Brewing Cl B                              1,900                 103,227
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.8%)
Invesco                                                8,400                 201,432
Northern Trust                                         5,000                 342,850
                                                                     ---------------
Total                                                                        544,282
------------------------------------------------------------------------------------

CHEMICALS (3.5%)
Celanese Series A                                      5,700                 260,262
Intl Flavors & Fragrances                              6,500                 253,890
Rohm & Haas                                            1,800                  83,592
Terra Inds                                             1,900                  93,765
                                                                     ---------------
Total                                                                        691,509
------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.1%)
Bank of Hawaii                                         3,600                 172,080
BB&T                                                   6,100                 138,897
Comerica                                              12,700                 325,501
Fulton Financial                                       6,600                  66,330
Susquehanna Bancshares                                 7,100                  97,199
                                                                     ---------------
Total                                                                        800,007
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
RR Donnelley & Sons                                   11,900                 353,311
Steelcase Cl A                                        10,300                 103,309
                                                                     ---------------
Total                                                                        456,620
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.2%)
Ciena                                                  6,000(b)              139,020
Comtech Telecommunications                             1,900(b)               93,100
                                                                     ---------------
Total                                                                        232,120
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (3.6%)
AptarGroup                                             8,600                 360,770
Sonoco Products                                       11,000                 340,450
                                                                     ---------------
Total                                                                        701,220
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.1%)
DeVry                                                  3,900                 209,118
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
NTELOS Holdings                                       13,800                 350,106
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ELECTRIC UTILITIES (3.9%)
American Electric Power                                7,700                $309,771
Edison Intl                                            1,900                  97,622
Idacorp                                                2,900                  83,781
Northeast Utilities                                    3,900                  99,567
Pinnacle West Capital                                  5,500                 169,235
                                                                     ---------------
Total                                                                        759,976
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.4%)
Acuity Brands                                          2,600                 125,008
Cooper Inds Cl A                                       2,200                  86,900
GrafTech Intl                                          2,500(b)               67,075
                                                                     ---------------
Total                                                                        278,983
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
Flextronics Intl                                      26,000(b,c)            244,400
Tyco Electronics                                       7,500(c)              268,650
                                                                     ---------------
Total                                                                        513,050
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)
Grey Wolf                                             14,900(b)              134,547
Noble                                                  4,100                 266,336
                                                                     ---------------
Total                                                                        400,883
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.7%)
BJ's Wholesale Club                                    9,200(b)              356,040
Ruddick                                                5,000                 171,550
                                                                     ---------------
Total                                                                        527,590
------------------------------------------------------------------------------------

FOOD PRODUCTS (3.5%)
Bunge                                                    600                  64,614
Darling Intl                                           6,000(b)               99,120
Flowers Foods                                          6,400                 181,376
JM Smucker                                             1,900                  77,216
Sara Lee                                              21,800                 267,050
                                                                     ---------------
Total                                                                        689,376
------------------------------------------------------------------------------------

GAS UTILITIES (2.3%)
AGL Resources                                          2,300                  79,534
Energen                                                1,200                  93,636
Questar                                                3,900                 277,056
                                                                     ---------------
Total                                                                        450,226
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.3%)
Beckman Coulter                                        3,900                 263,367
DENTSPLY Intl                                          5,300                 195,040
                                                                     ---------------
Total                                                                        458,407
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
CIGNA                                                  2,000                  70,780
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.4%)
IMS Health                                            11,600                 270,280
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Darden Restaurants                                    10,900                 348,146
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOUSEHOLD DURABLES (1.6%)
Snap-On                                                2,700                $140,427
Tupperware Brands                                      4,900                 167,678
                                                                     ---------------
Total                                                                        308,105
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
NRG Energy                                             4,000(b)              171,600
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Walter Inds                                              850                  92,455
------------------------------------------------------------------------------------

INSURANCE (8.7%)
Alleghany                                                900(b)              298,845
Aon                                                    5,700                 261,858
Arch Capital Group                                     2,200(b,c)            145,904
Assurant                                               1,800                 118,728
Endurance Specialty Holdings                           2,600(c)               80,054
Genworth Financial Cl A                                8,300                 147,823
Lincoln Natl                                           5,500                 249,260
Safeco                                                 2,700                 181,332
Unum Group                                            12,100                 247,445
                                                                     ---------------
Total                                                                      1,731,249
------------------------------------------------------------------------------------

IT SERVICES (2.8%)
CACI Intl Cl A                                         1,900(b)               86,963
Computer Sciences                                      5,700(b)              266,988
SAIC                                                   9,500(b)              197,695
                                                                     ---------------
Total                                                                        551,646
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.2%)
Invitrogen                                             6,100(b)              239,486
------------------------------------------------------------------------------------

MACHINERY (2.6%)
Eaton                                                  4,000                 339,880
Harsco                                                   900                  48,969
SPX                                                      900                 118,557
                                                                     ---------------
Total                                                                        507,406
------------------------------------------------------------------------------------

MEDIA (0.6%)
CBS Cl B                                               6,200                 120,838
------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Reliance Steel & Aluminum                              1,700                 131,053
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Family Dollar Stores                                   9,100                 181,454
------------------------------------------------------------------------------------

MULTI-UTILITIES (5.3%)
NSTAR                                                  7,800                 263,796
PG&E                                                   6,900                 273,861
SCANA                                                  7,100                 262,700
Xcel Energy                                           12,900                 258,903
                                                                     ---------------
Total                                                                      1,059,260
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  127

RiverSource Partners VP - Select Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (4.4%)
Cimarex Energy                                         1,800                $125,406
El Paso                                                6,600                 143,484
Noble Energy                                           3,900                 392,184
Spectra Energy                                         5,200                 149,448
Williams Companies                                     1,600                  64,496
                                                                     ---------------
Total                                                                        875,018
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (7.1%)
Annaly Capital Management                              8,800                 136,488
Apartment Investment & Management Cl A                 5,054                 172,139
Digital Realty Trust                                   5,200                 212,732
Duke Realty                                           15,600                 350,220
Health Care REIT                                       2,300                 102,350
Mid-America Apartment Communities                      3,000                 153,120
Natl Retail Properties                                 2,600                  54,340
ProLogis                                               1,200                  65,220
Simon Property Group                                   1,900                 170,791
                                                                     ---------------
Total                                                                      1,417,400
------------------------------------------------------------------------------------

ROAD & RAIL (1.8%)
Kansas City Southern                                   1,600(b)               70,384
Werner Enterprises                                    15,000                 278,700
                                                                     ---------------
Total                                                                        349,084
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Microchip Technology                                   5,700                $174,078
PMC-Sierra                                             6,700(b)               51,255
Semtech                                                9,500(b)              133,665
                                                                     ---------------
Total                                                                        358,998
------------------------------------------------------------------------------------

SOFTWARE (2.5%)
Cadence Design Systems                                24,900(b)              251,490
Check Point Software Technologies                     10,100(b,c)            239,067
                                                                     ---------------
Total                                                                        490,557
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Advance Auto Parts                                     2,900                 112,607
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (4.2%)
Fossil                                                 4,200(b)              122,094
Hanesbrands                                            5,600(b)              151,984
VF                                                     4,600                 327,428
Warnaco Group                                          4,900(b)              215,943
                                                                     ---------------
Total                                                                        817,449
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.6%)
New York Community Bancorp                            17,100                 305,064
Washington Federal                                    11,000                 199,100
                                                                     ---------------
Total                                                                        504,164
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TRADING COMPANIES & DISTRIBUTORS (1.6%)
GATX                                                   2,300                $101,959
United Rentals                                        10,600(b)              207,866
                                                                     ---------------
Total                                                                        309,825
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $20,701,189)                                                      $19,373,794
------------------------------------------------------------------------------------

MONEY MARKET FUND (2.6%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.57%                                    514,842(d)             $514,842
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $514,842)                                                            $514,842
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $21,216,031)(e)                                                   $19,888,636
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 5.0% of net assets.

(d) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(e) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $21,216,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $1,149,000
Unrealized depreciation                                               (2,476,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(1,327,000)
--------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 128 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Select Value Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                             FAIR VALUE AT JUNE 30, 2008
                                                    -----------------------------------------------------------------------------
                                                        LEVEL 1                LEVEL 2
                                                     QUOTED PRICES              OTHER              LEVEL 3
                                                       IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                      MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                         IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                             $19,888,636                $--                  $--             $19,888,636

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  129

PORTFOLIO OF INVESTMENTS

RiverSource Partners VP - Small Cap Value Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES

COMMON STOCKS (84.4%)
ISSUER                                            SHARES                    VALUE(A)
AIR FREIGHT & LOGISTICS (0.1%)
Pacer Intl                                            55,360              $1,190,794
------------------------------------------------------------------------------------

AIRLINES (0.5%)
Air France-KLM ADR                                    56,650(c)            1,358,184
Alaska Air Group                                     189,100(b)            2,900,794
Allegiant Travel                                      33,390(b)              620,720
                                                                     ---------------
Total                                                                      4,879,698
------------------------------------------------------------------------------------

AUTO COMPONENTS (2.5%)
American Axle & Mfg Holdings                         395,800               3,162,442
ArvinMeritor                                         354,790               4,427,779
ATC Technology                                        68,450(b)            1,593,516
Cooper Tire & Rubber                                 520,000               4,076,800
Lear                                                 314,400(b,d)          4,458,192
Sauer-Danfoss                                        191,200               5,955,880
Superior Inds Intl                                   189,400(d)            3,197,072
Visteon                                              174,000(b)              457,620
                                                                     ---------------
Total                                                                     27,329,301
------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Winnebago Inds                                       298,100(d)            3,037,639
------------------------------------------------------------------------------------

BEVERAGES (0.6%)
Coca-Cola Bottling Company Consolidated               88,738               3,281,532
Natl Beverage                                        345,296               2,510,302
PepsiAmericas                                         56,330               1,114,207
                                                                     ---------------
Total                                                                      6,906,041
------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.1%)
PDL BioPharma                                        113,130               1,201,441
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Apogee Enterprises                                    69,290               1,119,726
------------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
GFI Group                                            110,270                 993,533
Investment Technology Group                           34,110(b)            1,141,321
Knight Capital Group Cl A                             77,460(b)            1,392,731
MCG Capital                                          255,169               1,015,573
Oppenheimer Holdings Cl A                             85,882(c)            2,427,024
Prospect Capital                                      20,603                 271,548
Stifel Financial                                      28,830(b)              991,464
SWS Group                                            317,031               5,265,884
                                                                     ---------------
Total                                                                     13,499,078
------------------------------------------------------------------------------------

CHEMICALS (2.0%)
Arch Chemicals                                        33,380               1,106,547
CF Inds Holdings                                       7,000               1,069,600

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
CHEMICALS (CONT.)
Cytec Inds                                            20,550              $1,121,208
Ferro                                                158,100               2,965,956
Flotek Inds                                           73,400(b,d)          1,513,508
HB Fuller                                             62,350               1,399,134
Innospec                                              44,078(c)              829,548
NewMarket                                             15,370               1,017,955
PolyOne                                            1,041,400(b)            7,258,559
RPM Intl                                              55,010               1,133,206
Sensient Technologies                                 39,440               1,110,630
Terra Nitrogen LP                                      5,830                 756,967
                                                                     ---------------
Total                                                                     21,282,818
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.9%)
Amcore Financial                                         495                   2,800
Bank of Hawaii                                        92,400               4,416,720
Colonial BancGroup                                   320,100               1,414,842
Cullen/Frost Bankers                                  60,610               3,021,409
CVB Financial                                        152,100               1,435,824
First Financial Bankshares                            31,081               1,423,821
Glacier Bancorp                                       78,340               1,252,657
Hancock Holding                                       36,170               1,421,119
Old Natl Bancorp                                      93,590               1,334,593
Pacific Capital Bancorp                               77,470(d)            1,067,537
PacWest Bancorp                                      111,100               1,653,168
Park Natl                                             22,935               1,236,197
Sterling Bancshares                                  142,780               1,297,870
SVB Financial Group                                   30,610(b)            1,472,647
Westamerica Bancorporation                            93,400               4,911,905
Whitney Holding                                      151,740               2,776,842
Wintrust Financial                                    47,560               1,134,306
                                                                     ---------------
Total                                                                     31,274,257
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.9%)
ABM Inds                                              62,400               1,388,400
Bowne & Co                                           187,940               2,396,235
Brink's                                              104,540               6,839,006
CBIZ                                                 219,550(b)            1,745,423
CDI                                                  164,500               4,184,880
Consolidated Graphics                                 44,840(b)            2,209,267
Deluxe                                                62,730               1,117,849
Ennis                                                262,300               4,104,995
Interface Cl A                                       111,320               1,394,840
Knoll                                                320,100               3,889,215
Korn/Ferry Intl                                      436,240(b)            6,862,054

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL SERVICES & SUPPLIES (CONT.)
LECG                                                  47,540(b)             $415,500
Mac-Gray                                             415,850(b)            4,882,079
McGrath RentCorp                                      59,855               1,471,834
RSC Holdings                                         282,560(b)            2,616,506
TrueBlue                                             210,254(b)            2,777,455
Viad                                                  26,150                 674,409
Watson Wyatt Worldwide Cl A                           26,820               1,418,510
WCA Waste                                            444,478(b)            2,822,435
                                                                     ---------------
Total                                                                     53,210,892
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.4%)
3Com                                               1,131,000(b)            2,397,720
Acme Packet                                           35,040(b)              271,910
ADTRAN                                               215,650               5,141,096
ARRIS Group                                          142,510(b)            1,204,210
Avocent                                               64,830(b)            1,205,838
Bel Fuse Cl A                                         10,730                 300,440
Bel Fuse Cl B                                        141,840               3,504,866
Ituran Location & Control                            197,774(c)            2,373,288
Plantronics                                           68,230               1,522,894
Sycamore Networks                                    864,000(b)            2,782,080
UTStarcom                                            885,300(b)            4,842,591
                                                                     ---------------
Total                                                                     25,546,933
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
Diebold                                              206,100               7,333,038
Hutchinson Technology                                 47,920(b)              644,045
Intevac                                              126,830(b)            1,430,642
                                                                     ---------------
Total                                                                      9,407,725
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.0%)
EMCOR Group                                           46,150(b)            1,316,660
Insituform Technologies Cl A                         280,100(b)            4,265,922
MasTec                                               128,569(b)            1,370,546
Pike Electric                                        206,020(b)            3,421,992
                                                                     ---------------
Total                                                                     10,375,120
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Cash America Intl                                    128,026               3,968,806
Student Loan                                           3,040                 298,163
                                                                     ---------------
Total                                                                      4,266,969
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.1%)
AptarGroup                                           244,710              10,265,585
Rock-Tenn Cl A                                        43,860               1,315,361
                                                                     ---------------
Total                                                                     11,580,946
------------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Audiovox Cl A                                        303,138(b)            2,976,815
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 130 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED CONSUMER SERVICES (0.2%)
Hillenbrand                                           72,870              $1,559,418
Regis                                                 33,400                 880,090
                                                                     ---------------
Total                                                                      2,439,508
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.6%)
Interactive Brokers Group Cl A                        50,670(b)            1,628,027
Medallion Financial                                  377,618               3,557,162
Vantage Drilling                                     197,840(b)            1,707,359
                                                                     ---------------
Total                                                                      6,892,548
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Premiere Global Services                             108,348(b)            1,579,714
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.8%)
Allete                                                45,580               1,914,360
Cleco                                                 63,130               1,472,823
Empire District Electric                              69,524               1,288,975
Idacorp                                              225,300(d)            6,508,917
Portland General Electric                            215,520               4,853,510
UIL Holdings                                         109,992               3,234,865
                                                                     ---------------
Total                                                                     19,273,450
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.4%)
Acuity Brands                                         29,190               1,403,455
Baldor Electric                                       44,460               1,555,211
Belden                                               253,520               8,589,258
Brady Cl A                                            22,140                 764,494
Chase                                                 28,180                 528,093
Fushi Copperweld                                      71,428(b,c)          1,694,986
GrafTech Intl                                         50,960(b)            1,367,257
LSI Inds                                             184,500               1,498,140
Regal-Beloit                                         176,200               7,444,450
Superior Essex                                        33,690(b)            1,503,585
                                                                     ---------------
Total                                                                     26,348,929
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (5.7%)
Agilysys                                             165,130               1,872,574
Brightpoint                                          301,740(b)            2,202,702
Celestica                                          1,440,500(b,c)         12,143,414
Checkpoint Systems                                    64,650(b)            1,349,892
Electro Rent                                         169,270               2,122,646
Ingram Micro Cl A                                    155,640(b)            2,762,610
Jabil Circuit                                         90,080               1,478,213
Littelfuse                                           227,200(b)            7,168,160
Mercury Computer Systems                             259,100(b)            1,951,023
Optimal Group Cl A                                   351,640(b,c)            756,026
Park Electrochemical                                 131,150               3,188,257
Plexus                                               281,100(b)            7,780,848
Tech Data                                             90,628(b)            3,071,383
Technitrol                                           236,698               4,021,499

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
TTM Technologies                                      94,770(b)           $1,251,912
Vishay Intertechnology                               922,200(b)            8,179,913
                                                                     ---------------
Total                                                                     61,301,072
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)
Cal Dive Intl                                        256,192(b)            3,660,984
Complete Production
 Services                                             85,060(b)            3,097,885
Gulf Island Fabrication                              126,067               6,168,459
GulfMark Offshore                                     23,540(b)            1,369,557
Hornbeck Offshore Services                            28,540(b)            1,612,795
Key Energy Services                                   73,650(b)            1,426,969
Newpark Resources                                    169,593(b)            1,333,001
Parker Drilling                                      157,690(b)            1,578,477
TGC Inds                                              59,420(b)              528,838
Trico Marine Services                                 31,360(b)            1,142,131
                                                                     ---------------
Total                                                                     21,919,096
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.5%)
Casey's General Stores                               549,580              12,733,769
Longs Drug Stores                                     31,490               1,326,044
Nash Finch                                            42,200               1,446,194
Ruddick                                              216,120               7,415,077
United Natural Foods                                  29,940(b)              583,231
Village Super Market Cl A                            102,610               3,958,694
                                                                     ---------------
Total                                                                     27,463,009
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.8%)
American Dairy                                       142,972(b,d)          1,120,900
Chiquita Brands Intl                                  71,280(b)            1,081,318
HQ Sustainable Maritime Inds                         147,920(b)            1,959,940
Industrias Bachoco ADR                               237,388(c)            7,026,685
J&J Snack Foods                                      132,830               3,640,870
Lancaster Colony                                      65,556               1,985,036
Zapata                                               400,080(b)            2,796,559
                                                                     ---------------
Total                                                                     19,611,308
------------------------------------------------------------------------------------

GAS UTILITIES (0.7%)
Atmos Energy                                          53,390               1,471,962
Northwest Natural Gas                                 57,800               2,673,828
South Jersey Inds                                    100,000               3,736,000
                                                                     ---------------
Total                                                                      7,881,790
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Cooper Companies                                      75,600               2,808,540
Greatbatch                                            58,750(b)            1,016,375
Inverness Medical Innovations                         28,670(b)              950,984
Mentor                                               128,900               3,585,998

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Meridian Bioscience                                  140,000              $3,768,800
STERIS                                               190,480               5,478,205
                                                                     ---------------
Total                                                                     17,608,902
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
AMERIGROUP                                            50,060(b)            1,041,248
AMN Healthcare Services                               80,508(b)            1,362,195
Chemed                                                69,930               2,560,137
LifePoint Hospitals                                   37,310(b)            1,055,873
Molina Healthcare                                     29,770(b)              724,602
Owens & Minor                                        117,800               5,382,282
ResCare                                               75,230(b)            1,337,589
Sun Healthcare Group                                  63,520(b)              850,533
WellCare Health Plans                                 25,650(b)              927,248
                                                                     ---------------
Total                                                                     15,241,707
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.7%)
Benihana                                              67,955(b)              425,398
Benihana Cl A                                        179,800(b)            1,139,932
Bob Evans Farms                                      167,100               4,779,061
CBRL Group                                           111,820               2,740,708
CKE Restaurants                                      120,570               1,503,508
Frisch's Restaurants                                 100,365               2,331,479
Lodgian                                              149,300(b)            1,169,019
Nathan's Famous                                       57,892(b)              880,537
Papa John's Intl                                     105,470(b)            2,804,447
Ruth's Hospitality Group                             119,010(b,d)            616,472
                                                                     ---------------
Total                                                                     18,390,561
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Tempur-Pedic Intl                                    176,760               1,380,496
Tupperware Brands                                     66,650               2,280,763
                                                                     ---------------
Total                                                                      3,661,259
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Teleflex                                              23,060               1,281,905
------------------------------------------------------------------------------------

INSURANCE (4.3%)
American Equity Investment Life Holding              598,742               4,879,747
American Natl Insurance                               35,700               3,499,314
American Physicians Capital                           27,230               1,319,021
AmTrust Financial Services                           112,520               1,417,752
Arthur J Gallagher & Co                               56,700               1,366,470
Assured Guaranty                                     204,400(c)            3,677,156
Brown & Brown                                         64,460               1,120,959
Hilb Rogal & Hobbs                                    29,690               1,290,327
IPC Holdings                                         205,000(c)            5,442,751

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  131

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
LandAmerica Financial Group                           56,650              $1,257,064
Max Capital Group                                    164,300(c)            3,504,519
Navigators Group                                      28,650(b)            1,548,533
Platinum Underwriters Holdings                       164,770(c)            5,373,150
Protective Life                                       36,520               1,389,586
Quanta Capital Holdings                              689,300(c)            1,819,752
Safety Insurance Group                                60,000               2,139,000
StanCorp Financial Group                              24,170               1,135,023
Stewart Information Services                         170,600               3,299,404
Tower Group                                           55,497               1,175,981
                                                                     ---------------
Total                                                                     46,655,509
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
PetMed Express                                       103,300(b)            1,265,425
------------------------------------------------------------------------------------

IT SERVICES (1.4%)
Cass Information Systems                              88,599               2,837,826
Computer Services                                     31,790               1,033,175
MAXIMUS                                              253,730               8,834,879
Perot Systems Cl A                                    89,230(b)            1,339,342
Wright Express                                        47,070(b)            1,167,336
                                                                     ---------------
Total                                                                     15,212,558
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Brunswick                                            279,000               2,957,400
Callaway Golf                                         26,900                 318,227
Head                                                 139,000(b,c)            260,625
JAKKS Pacific                                         82,840(b)            1,810,054
                                                                     ---------------
Total                                                                      5,346,306
------------------------------------------------------------------------------------

MACHINERY (4.0%)
Albany Intl Cl A                                     131,180               3,804,220
Barnes Group                                          56,480               1,304,123
EnPro Inds                                            37,220(b)            1,389,795
Flowserve                                             39,600               5,413,320
Harsco                                                64,100               3,487,681
Kaydon                                               151,400(d)            7,783,473
Lincoln Electric Holdings                             82,000               6,453,400
NACCO Inds Cl A                                       27,090               2,014,142
Tennant                                               36,246               1,089,917
Terex                                                149,500(b)            7,679,815
Toro                                                  85,550               2,846,249
                                                                     ---------------
Total                                                                     43,266,135
------------------------------------------------------------------------------------

MARINE (1.0%)
Diana Shipping                                        73,400(c)            2,254,114
Eagle Bulk Shipping                                  142,300               4,207,811
Genco Shipping & Trading                              65,600               4,277,120
                                                                     ---------------
Total                                                                     10,739,045
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MEDIA (0.8%)
Valassis Communications                              667,400(b)           $8,355,848
------------------------------------------------------------------------------------

METALS & MINING (1.2%)
AM Castle & Co                                        39,018               1,116,305
Century Aluminum                                      63,700(b)            4,235,412
Compass Minerals Intl                                 21,360               1,720,762
Horsehead Holding                                    124,210(b)            1,510,394
Worthington Inds                                     190,970(d)            3,914,885
                                                                     ---------------
Total                                                                     12,497,758
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Dillard's Cl A                                       193,700(d)            2,241,109
Dollar Tree                                          102,000(b)            3,334,380
Family Dollar Stores                                 382,600               7,629,044
Fred's Cl A                                          345,790               3,886,680
                                                                     ---------------
Total                                                                     17,091,213
------------------------------------------------------------------------------------

MULTI-UTILITIES (1.5%)
Avista                                               457,397               9,815,739
NorthWestern                                          70,190               1,784,230
OGE Energy                                            47,980               1,521,446
PNM Resources                                        260,000               3,109,600
                                                                     ---------------
Total                                                                     16,231,015
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.4%)
Alliance Resource Partners LP                         29,444               1,639,442
ATP Oil & Gas                                         34,800(b)            1,373,556
Berry Petroleum Cl A                                 122,300               7,201,024
Callon Petroleum                                      31,560(b)              863,482
Concho Resources                                      21,260(b)              792,998
Eastern American Natural Gas                          58,500               1,798,875
Encore Acquisition                                   190,390(b)           14,315,424
Energy Partners                                       97,770(b)            1,458,728
Evolution Petroleum                                  551,353(b)            3,341,199
EXCO Resources                                       226,900(b)            8,374,879
Gulfport Energy                                      289,180(b)            4,762,795
HKN                                                  177,160(b)            2,046,198
Holly                                                 48,900               1,805,388
Parallel Petroleum                                    98,700(b)            1,986,831
Penn Virginia Resource Partners LP                    51,002               1,381,134
Petroleum Development                                 72,710(b)            4,834,488
San Juan Basin Royalty Trust                          35,240               1,630,202
Stone Energy                                         247,290(b)           16,298,883
Swift Energy                                         117,360(b)            7,752,802
USEC                                               1,118,200(b,d)          6,798,656
                                                                     ---------------
Total                                                                     90,456,984
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (1.1%)
Domtar                                             1,155,400(b,c)         $6,296,930
Glatfelter                                           362,710               4,900,212
Louisiana-Pacific                                    100,000                 849,000
                                                                     ---------------
Total                                                                     12,046,142
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Nu Skin Enterprises Cl A                              96,295               1,436,721
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Medicis Pharmaceutical
 Cl A                                                 56,380               1,171,576
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.3%)
Anworth Mtge Asset                                   209,360               1,362,934
Associated Estates Realty                            240,100               2,571,471
BioMed Realty Trust                                   59,350               1,455,856
Cousins Properties                                    50,480(d)            1,166,088
DiamondRock Hospitality                              186,400               2,029,896
DuPont Fabros Technology                              81,508               1,519,309
Entertainment Properties Trust                        23,580               1,165,795
Equity Lifestyle Properties                           29,940               1,317,360
FBR Capital Markets                                  118,420(b)              595,653
FelCor Lodging Trust                                 120,470               1,264,935
Gyrodyne Company of America                           22,507(b)              782,118
LaSalle Hotel Properties                              50,440               1,267,557
MFA Mtge Investments                                 885,440               5,773,068
Parkway Properties                                    85,600               2,887,288
                                                                     ---------------
Total                                                                     25,159,328
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
FirstService                                         108,670(b,c)          1,548,548
Maui Land & Pineapple                                 49,970(b)            1,471,617
MI Developments Cl A                                 113,000(c)            2,541,369
                                                                     ---------------
Total                                                                      5,561,534
------------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Amerco                                                78,730(b)            3,753,847
Arkansas Best                                         35,280               1,292,659
                                                                     ---------------
Total                                                                      5,046,506
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.0%)
Axcelis Technologies                                 625,000(b)            3,050,000
Brooks Automation                                    750,200(b)            6,204,155
Cohu                                                 147,812               2,169,880

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 132 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Integrated Silicon Solution                          109,204(b)             $607,174
Semiconductor Mfg Intl ADR                         1,436,506(b,c)          4,180,232
Skyworks Solutions                                   110,910(b)            1,094,682
Spansion Cl A                                        605,500(b)            1,362,375
Standard Microsystems                                 49,597(b)            1,346,559
Teradyne                                              86,620(b)              958,883
Zoran                                                 62,380(b)              729,846
                                                                     ---------------
Total                                                                     21,703,786
------------------------------------------------------------------------------------

SOFTWARE (2.0%)
Blackbaud                                            120,050               2,569,070
Cadence Design Systems                               129,240(b)            1,305,324
Fair Isaac                                            56,730               1,178,282
JDA Software Group                                    72,380(b)            1,310,078
Manhattan Associates                                  53,490(b)            1,269,318
Mentor Graphics                                      833,400(b)           13,167,720
Progress Software                                     44,630(b)            1,141,189
                                                                     ---------------
Total                                                                     21,940,981
------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.2%)
Aaron Rents                                          234,900               5,245,317
Asbury Automotive Group                              241,240               3,099,934

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Barnes & Noble                                       132,390              $3,288,568
Dress Barn                                           239,380(b)            3,202,904
Jos A Bank Clothiers                                  94,810(b,d)          2,536,168
MarineMax                                            221,400(b,d)          1,587,438
Men's Wearhouse                                      341,550               5,563,849
New York & Co                                        201,434(b)            1,839,092
Rent-A-Center                                        193,310(b)            3,976,387
Stage Stores                                         238,270               2,780,611
Tween Brands                                          89,710(b)            1,476,627
                                                                     ---------------
Total                                                                     34,596,895
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.3%)
Hampshire Group                                      119,060(b)              648,877
Hanesbrands                                           43,290(b)            1,174,891
Iconix Brand Group                                   108,130(b)            1,306,210
Lazare Kaplan Intl                                   120,670(b)            1,073,963
Movado Group                                         211,200               4,181,760
Phillips-Van Heusen                                   35,530               1,301,109
Skechers USA Cl A                                     69,750(b)            1,378,260
True Religion Apparel                                 72,220(b)            1,924,663
UniFirst                                              51,680               2,308,029
Volcom                                                66,109(b)            1,581,988
Wolverine World Wide                                 317,820               8,476,259
                                                                     ---------------
Total                                                                     25,356,009
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

THRIFTS & MORTGAGE FINANCE (0.5%)
First Niagara Financial Group                        292,130              $3,756,792
Trustco Bank NY                                      200,641               1,488,756
                                                                     ---------------
Total                                                                      5,245,548
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Houston Wire & Cable                                 239,570(d)            4,767,443
Lawson Products                                        5,000                 123,900
                                                                     ---------------
Total                                                                      4,891,343
------------------------------------------------------------------------------------

WATER UTILITIES (0.3%)
SJW                                                  104,020               2,746,128
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $996,195,399)                                                    $914,001,244
------------------------------------------------------------------------------------

MONEY MARKET FUND (18.4%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%          199,713,038(f)         $199,713,038
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $199,713,038)                                                    $199,713,038
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,195,908,437)(g)                                             $1,113,714,282
====================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 6.0% of net assets.

(d) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.8% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 15.6% of net assets.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $1,195,908,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $76,170,000
Unrealized depreciation                                               (158,364,000)
----------------------------------------------------------------------------------
Net unrealized depreciation                                           $(82,194,000)
----------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  133

RiverSource Partners VP - Small Cap Value Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                           FAIR VALUE AT JUNE 30, 2008
                                                 --------------------------------------------------------------------------------
                                                     LEVEL 1                LEVEL 2
                                                  QUOTED PRICES              OTHER              LEVEL 3
                                                    IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                   MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS           INPUTS               INPUTS                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                         $1,105,260,628          $8,453,654               $--             $1,113,714,282

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 134 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Balanced Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (59.4%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.7%)
Boeing                                              103,961              $6,832,317
General Dynamics                                     31,694               2,668,635
Goodrich                                             98,692               4,683,922
Honeywell Intl                                      154,915               7,789,126
L-3 Communications Holdings                          37,344               3,393,449
Lockheed Martin                                      73,146               7,216,584
Spirit AeroSystems Holdings Cl A                     36,265(b)              695,563
United Technologies                                  68,295               4,213,802
                                                                    ---------------
Total                                                                    37,493,398
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
Northwest Airlines                                  101,869(b)              678,448
UAL                                                  16,174                  84,428
                                                                    ---------------
Total                                                                       762,876
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Fiat                                                 43,974(c)              720,712
Ford Motor                                          153,619(b)              738,907
                                                                    ---------------
Total                                                                     1,459,619
-----------------------------------------------------------------------------------

BEVERAGES (0.8%)
Anheuser-Busch Companies                             32,335               2,008,650
Coca-Cola                                           102,761               5,341,516
Molson Coors Brewing Cl B                            36,450               1,980,329
PepsiCo                                              33,613               2,137,451
                                                                    ---------------
Total                                                                    11,467,946
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Amgen                                                45,311(b)            2,136,867
Genzyme                                              20,756(b)            1,494,847
                                                                    ---------------
Total                                                                     3,631,714
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                               123,926               1,949,356
-----------------------------------------------------------------------------------

CAPITAL MARKETS (2.2%)
Bank of New York Mellon                             109,641               4,147,719
Blackstone Group LP                                  83,303(j)            1,516,948
Goldman Sachs Group                                  26,103               4,565,414
KKR Private Equity Investors LP Unit                 85,782               1,093,721
Legg Mason                                           17,917                 780,644
Lehman Brothers Holdings                            226,726               4,491,442
Merrill Lynch & Co                                  117,793               3,735,216
Morgan Stanley                                      173,670               6,264,276

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CAPITAL MARKETS (CONT.)
Oaktree Capital Group LLC Cl A Unit                  58,000(d,p)         $1,624,000
State Street                                         22,928               1,467,163
                                                                    ---------------
Total                                                                    29,686,543
-----------------------------------------------------------------------------------

CHEMICALS (1.0%)
Ashland                                              18,144                 874,541
Dow Chemical                                        203,165               7,092,490
Eastman Chemical                                     22,819               1,571,316
EI du Pont de Nemours & Co                           95,047               4,076,566
                                                                    ---------------
Total                                                                    13,614,913
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.2%)
Fifth Third Bancorp                                 210,390               2,141,770
PNC Financial Services Group                         59,472               3,395,851
SunTrust Banks                                       43,639               1,580,605
Wachovia                                            365,418               5,674,942
Wells Fargo & Co                                    174,464               4,143,520
                                                                    ---------------
Total                                                                    16,936,688
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems                                       251,333(b)            5,846,005
Motorola                                            344,093               2,525,643
Nokia ADR                                           187,396(c)            4,591,202
QUALCOMM                                            104,394               4,631,962
                                                                    ---------------
Total                                                                    17,594,812
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Dell                                                 51,359(b)            1,123,735
Hewlett-Packard                                     209,042               9,241,747
IBM                                                  64,810               7,681,929
SanDisk                                              55,935(b)            1,045,985
                                                                    ---------------
Total                                                                    19,093,396
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                11,567               2,152,387
KBR                                                  69,520(u)            2,426,944
                                                                    ---------------
Total                                                                     4,579,331
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
American Express                                     70,453               2,653,964
Capital One Financial                                49,252               1,872,069
                                                                    ---------------
Total                                                                     4,526,033
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.4%)
Apollo Mgmt LP                                      159,500(d,p)          2,312,750
Bank of America                                     689,085              16,448,459
Citigroup                                           722,176(u)           12,103,670
JPMorgan Chase & Co                                 438,337              15,039,342
                                                                    ---------------
Total                                                                    45,904,221
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
AT&T                                                817,621(u)          $27,545,651
Citizens Communications                             108,228               1,227,306
Deutsche Telekom                                    135,685(c)            2,221,672
Qwest Communications Intl                           180,756                 710,371
Verizon Communications                              611,531              21,648,197
Windstream                                          105,335               1,299,834
                                                                    ---------------
Total                                                                    54,653,031
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.0%)
Entergy                                              65,859               7,934,692
Exelon                                               91,985               8,274,971
FPL Group                                            29,926               1,962,547
PPL                                                  40,664               2,125,507
Southern                                            221,413               7,731,742
                                                                    ---------------
Total                                                                    28,029,459
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                     59,459               2,940,248
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tyco Electronics                                     47,706(c)            1,708,829
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.3%)
Baker Hughes                                         26,145               2,283,504
Halliburton                                          70,226               3,726,894
Natl Oilwell Varco                                   39,834(b)            3,534,072
Schlumberger                                         13,470               1,447,082
Transocean                                           24,783(b)            3,776,682
Weatherford Intl                                     60,132(b)            2,981,946
                                                                    ---------------
Total                                                                    17,750,180
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.8%)
CVS Caremark                                         58,314               2,307,485
Safeway                                              49,672               1,418,136
Walgreen                                             30,460                 990,255
Wal-Mart Stores                                     118,104               6,637,444
                                                                    ---------------
Total                                                                    11,353,320
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
General Mills                                        32,536               1,977,213
Kellogg                                              55,458               2,663,093
Kraft Foods Cl A                                    114,893               3,268,706
                                                                    ---------------
Total                                                                     7,909,012
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                                57,891               2,826,818
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.4%)
Boston Scientific                                   408,753(b)            5,023,574
-----------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  135

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Aetna                                                81,008              $3,283,253
Cardinal Health                                      43,625               2,250,178
CIGNA                                                55,333               1,958,235
Humana                                               39,840(b)            1,584,437
McKesson                                             25,682               1,435,881
UnitedHealth Group                                   59,072               1,550,640
                                                                    ---------------
Total                                                                    12,062,624
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Darden Restaurants                                   29,756                 950,407
Intl Game Technology                                 49,794               1,243,854
Marriott Intl Cl A                                   58,196               1,527,063
McDonald's                                           44,754               2,516,070
                                                                    ---------------
Total                                                                     6,237,394
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Centex                                              150,681               2,014,605
DR Horton                                           256,029               2,777,915
Harman Intl Inds                                     36,650               1,516,944
Hovnanian Enterprises Cl A                          188,206(b,j)          1,031,369
KB Home                                             185,383               3,138,533
Lennar Cl A                                          94,481               1,165,896
Whirlpool                                            26,913               1,661,339
                                                                    ---------------
Total                                                                    13,306,601
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Colgate-Palmolive                                    18,319               1,265,843
Procter & Gamble                                     97,028               5,900,273
                                                                    ---------------
Total                                                                     7,166,116
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.6%)
3M                                                   21,938               1,526,665
General Electric                                    656,275              17,515,980
Tyco Intl                                            63,353(c)            2,536,654
                                                                    ---------------
Total                                                                    21,579,299
-----------------------------------------------------------------------------------

INSURANCE (3.8%)
ACE                                                 175,387(c)            9,662,069
AFLAC                                               116,758               7,332,402
American Intl Group                                 326,852               8,648,503
Arch Capital Group                                   21,849(b,c)          1,449,026
Assured Guaranty                                     41,804(c)              752,054
Chubb                                                71,681               3,513,086
Endurance Specialty Holdings                         36,573(c)            1,126,083
Hartford Financial Services Group                   118,067               7,623,586
Max Capital Group                                    37,806(c)              806,402
MetLife                                              58,676               3,096,333
Prudential Financial                                118,925               7,104,580
Validus Holdings                                     20,455(c)              434,669
XL Capital Cl A                                      27,714(c)              569,800
                                                                    ---------------
Total                                                                    52,118,593
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

IT SERVICES (0.4%)
Affiliated Computer Services Cl A                    17,659(b)             $944,580
Automatic Data Processing                            62,291(u)            2,609,993
Electronic Data Systems                              64,906               1,599,284
MasterCard Cl A                                       3,512                 932,506
                                                                    ---------------
Total                                                                     6,086,363
-----------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                          45,507               3,359,327
Deere & Co                                           88,960               6,416,685
Flowserve                                            38,267               5,231,099
Ingersoll-Rand Cl A                                  22,368(c)              837,234
Parker Hannifin                                      52,387               3,736,241
                                                                    ---------------
Total                                                                    19,580,586
-----------------------------------------------------------------------------------

MEDIA (3.3%)
Comcast Cl A                                        172,444               3,271,263
Comcast Special Cl A                                111,806               2,097,481
DISH Network Cl A                                    28,017(b)              820,338
News Corp Cl A                                      493,177               7,417,381
Time Warner                                         619,568               9,169,605
Viacom Cl B                                          91,483(b)            2,793,891
Virgin Media                                        465,870(p)            6,340,491
Vivendi                                             141,381(c)            5,364,422
Walt Disney                                         208,753               6,513,094
XM Satellite Radio Holdings Cl A                    222,087(b)            1,741,162
                                                                    ---------------
Total                                                                    45,529,128
-----------------------------------------------------------------------------------

METALS & MINING (0.3%)
Alcoa                                               109,733               3,908,689
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
JC Penney                                            81,591               2,960,938
Kohl's                                               34,476(b)            1,380,419
Target                                               47,656               2,215,527
                                                                    ---------------
Total                                                                     6,556,884
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.6%)
Dominion Resources                                  100,469               4,771,273
Xcel Energy                                         153,396(u)            3,078,658
                                                                    ---------------
Total                                                                     7,849,931
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.0%)
Anadarko Petroleum                                   22,987               1,720,347
BP ADR                                               88,413(c)            6,150,892
Chesapeake Energy                                    19,134               1,262,079
Chevron                                             336,379              33,345,250
ConocoPhillips                                      241,596(u)           22,804,246
Devon Energy                                         56,856               6,831,817
Exxon Mobil                                         543,212              47,873,273
Marathon Oil                                         51,839               2,688,889
Royal Dutch Shell ADR                                29,735(c)            2,429,647
Total                                               105,202(c)            8,977,142
XTO Energy                                           15,876               1,087,665
                                                                    ---------------
Total                                                                   135,171,247
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PAPER & FOREST PRODUCTS (0.4%)
Crown Paper Escrow                                1,000,000(b,p)                 $1
Intl Paper                                          110,036               2,563,839
Weyerhaeuser                                         43,615               2,230,471
                                                                    ---------------
Total                                                                     4,794,311
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Avon Products                                        72,312               2,604,678
Herbalife                                            21,787(c)              844,246
                                                                    ---------------
Total                                                                     3,448,924
-----------------------------------------------------------------------------------

PHARMACEUTICALS (3.5%)
Bristol-Myers Squibb                                400,072               8,213,478
Eli Lilly & Co                                       21,863               1,009,196
Johnson & Johnson                                    79,252               5,099,074
Merck & Co                                          201,290               7,586,620
Pfizer                                            1,112,082(u)           19,428,073
Schering-Plough                                      51,886               1,021,635
Wyeth                                               118,642               5,690,070
                                                                    ---------------
Total                                                                    48,048,146
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Apartment Investment & Management Cl A               48,141               1,639,682
-----------------------------------------------------------------------------------

ROAD & RAIL (--%)
Hertz Global Holdings                                16,016(b)              153,754
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Advanced Micro Devices                              443,660(b)            2,586,538
Atmel                                               409,978(b)            1,426,723
Infineon Technologies                                99,633(b,c)            867,447
Infineon Technologies ADR                           122,130(b,c)          1,041,769
Intel                                               314,686               6,759,456
Micron Technology                                   416,888(b)            2,501,328
ON Semiconductor                                     90,197(b)              827,106
Spansion Cl A                                       423,566(b)              953,024
Teradyne                                            188,263(b)            2,084,071
Texas Instruments                                    51,772               1,457,900
                                                                    ---------------
Total                                                                    20,505,362
-----------------------------------------------------------------------------------

SOFTWARE (0.7%)
Microsoft                                           260,418               7,164,100
Oracle                                              112,943(b)            2,371,803
Quest Software                                       40,035(b)              592,918
                                                                    ---------------
Total                                                                    10,128,821
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Gap                                                  66,816               1,113,823
Home Depot                                          136,130               3,188,165
Lowe's Companies                                    156,676               3,251,026
TJX Companies                                        74,570               2,346,718
                                                                    ---------------
Total                                                                     9,899,732
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 136 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

THRIFTS & MORTGAGE FINANCE (0.8%)
Countrywide Financial                               264,820              $1,125,485
Fannie Mae                                          124,029               2,419,806
Freddie Mac                                         422,575               6,930,230
New York Community Bancorp                           57,560               1,026,870
                                                                    ---------------
Total                                                                    11,502,391
-----------------------------------------------------------------------------------

TOBACCO (1.3%)
Altria Group                                        286,986               5,900,432
Philip Morris Intl                                  223,653              11,046,222
UST                                                  19,761               1,079,148
                                                                    ---------------
Total                                                                    18,025,802
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Sprint Nextel                                       208,266               1,978,527
Vodafone Group ADR                                  167,372(c)            4,930,779
                                                                    ---------------
Total                                                                     6,909,306
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $824,222,508)                                                   $813,105,003
-----------------------------------------------------------------------------------

PREFERRED STOCKS (--%)
ISSUER                                            SHARES                    VALUE(A)

MEDIA NON CABLE
ION Media Networks
 Series B                                                 --(b)                   $4
------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $49)                                                                       $4
------------------------------------------------------------------------------------

BONDS (43.5%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
FOREIGN AGENCIES (0.1%)(c)
Pemex Project Funding Master Trust
  03-01-18                           5.75%         $245,000(d)            $241,938
  06-15-35                           6.63           384,000                378,856
Petroleos de Venezuela
  04-12-17                           5.25           663,000                460,784
                                                                   ---------------
Total                                                                    1,081,578
----------------------------------------------------------------------------------

SOVEREIGN (0.3%)(c)
Govt of Ukraine
 Sr Unsecured
  11-14-17                           6.75           321,000(d)             287,777
Republic of Argentina
  09-12-13                           7.00           585,000                454,544
Republic of Argentina
 Sr Unsecured
  12-15-35                           0.00           631,000(h)              62,469
Republic of Colombia
  01-27-17                           7.38           305,000                329,400
  09-18-37                           7.38           245,000                262,150
Republic of El Salvador
  06-15-35                           7.65           119,000(d)             123,165

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
SOVEREIGN (CONT.)
Republic of Indonesia
 Sr Unsecured
  01-17-18                           6.88%         $143,000(d)            $137,280
  10-12-35                           8.50           235,000(d)             239,700
Republic of Philippines
  01-14-31                           7.75           329,000                340,910
Republic of Turkey
  09-26-16                           7.00           100,000                 95,750
  04-03-18                           6.75           309,000                288,915
  03-17-36                           6.88           527,000                435,434
Republic of Uruguay
  05-17-17                           9.25           146,000                177,390
Republic of Venezuela
  02-26-16                           5.75           154,000                120,967
Republic of Venezuela
 Sr Unsecured
  10-08-14                           8.50           154,000                145,145
Republica Orient Uruguay
 Sr Unsecured
  03-21-36                           7.63           143,000                146,432
Russian Federation
  03-31-30                           7.50           208,820(d)             234,380
                                                                   ---------------
Total                                                                    3,881,808
----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (5.5%)
Federal Farm Credit Bank
  10-17-12                           4.50         4,040,000              4,116,909
Federal Home Loan Mtge Corp
  04-18-16                           5.25         4,000,000              4,162,068
  12-14-18                           5.00         2,730,000              2,551,251
  04-16-37                           6.00        10,455,000             10,501,075
Federal Natl Mtge Assn
  05-18-12                           4.88         9,510,000              9,820,597
  01-02-14                           5.13         2,920,000              2,913,605
  01-15-30                           7.13         1,845,000              2,298,888
  07-15-37                           5.63         1,275,000              1,318,541
U.S. Treasury
  04-30-10                           2.13           125,000                124,092
  06-30-10                           2.88            80,000                 80,394
  05-31-13                           3.50         5,555,000              5,596,229
  06-30-13                           3.38           280,000(e)             280,503
  05-15-18                           3.88         2,615,000              2,593,141
  05-15-37                           5.00         1,125,000              1,209,024
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00        11,960,993(g)          12,700,793
  01-15-15                           1.63        14,622,660(g)          15,104,407
                                                                   ---------------
Total                                                                   75,371,517
----------------------------------------------------------------------------------

ASSET-BACKED (1.1%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           2.59         2,325,000(d,i)         2,315,571
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                           6.15         1,025,000(d)             990,968
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75           550,000                544,258

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ASSET-BACKED (CONT.)
College Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                          20.00%       $3,925,000(m)             $53,815
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                           4.92         1,365,000              1,155,152
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                           5.69         1,150,000              1,022,741
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                           2.74           443,513(i)             413,840
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           2.64         2,000,000(i)           1,668,438
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
  09-15-11                           5.04           749,999(d,l)           708,242
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78         2,375,000(d,l)         2,185,357
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                           6.00         2,325,000(m)             353,130
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88         3,400,000(m)             704,970
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           1.50         1,450,000(m)             399,040
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57         1,026,378                998,676
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                           6.31           340,000                 47,177
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                           6.66           225,000                 28,612
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                           7.01           325,000                 39,759
Residential Asset Securities
 Series 2006-KS1 Cl A2
  02-25-36                           2.62           419,629(i)             409,663
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                           5.45         1,050,000(d)           1,034,985
                                                                   ---------------
Total                                                                   15,074,394
----------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  137

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)

COMMERCIAL MORTGAGE-BACKED (5.9%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           4.99%       $1,250,000             $1,234,607
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45         2,875,000              2,743,965
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00         1,751,667              1,719,787
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47         1,525,000              1,425,036
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                           5.68         3,025,000              3,051,116
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15            89,319(d)              89,122
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                           5.43           650,000                616,102
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                           5.70         2,600,000              2,467,498
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.40           775,000                754,325
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                           7.03         1,922,168              1,947,170
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           2.76           600,000(d,i)           582,099
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                           5.91         1,300,000              1,235,954
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                           6.18         1,950,000              1,998,778
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           850,000                818,747
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
  05-15-36                           3.82           337,291                326,575
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
  08-25-12                           4.72           272,606                268,769
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                           4.77           874,088(d)             874,301
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                           5.25           600,000(d)             593,752

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GMAC Commercial Mtge Securities
 Series 2004-C3 Cl A5
  12-10-41                           4.86%       $2,775,000             $2,597,650
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                           4.88           775,000                766,187
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96         1,500,000              1,487,468
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           3.30         1,700,000(d,i)         1,552,382
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.80         1,050,000                637,749
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13         1,325,378              1,297,351
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           430,632                414,700
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77         1,675,000              1,622,211
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                           4.18         1,000,000                992,072
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48         2,116,339              2,071,794
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
  10-15-42                           5.00         2,250,000              2,071,337
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                           5.34         2,900,000              2,782,159
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48         1,150,000              1,099,228
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49         1,800,000              1,746,234
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79         1,150,000              1,091,058
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
  02-12-51                           5.90         2,450,000              2,282,117
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                           6.20           925,000(d)             626,819
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A5
  09-15-31                           4.85         1,000,000                988,769
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97         1,250,000              1,195,950

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93%       $1,975,000             $1,906,645
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           6.06         1,075,000              1,060,714
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                           5.37         1,100,000              1,039,526
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42         1,250,000              1,161,303
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                           5.87         1,450,000              1,381,443
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
  04-15-41                           5.61           196,591                198,373
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
  04-15-41                           6.32           725,000                709,790
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
  02-12-51                           4.71           410,000                405,980
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34           526,905                524,464
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59         1,250,000              1,211,813
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80           850,000                837,567
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  06-11-49                           5.88         1,250,000              1,206,688
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
  08-15-39                           6.10         1,950,000              1,965,853
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08         3,700,000(d)           3,607,265
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94         1,900,000              1,800,851
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09         1,250,000              1,227,510
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                           5.56         5,675,000              5,448,740
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                           5.58           650,000                646,488
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73         1,250,000              1,249,254

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 138 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
Series 2006-C29 Cl A4
  11-15-48                           5.31%         $325,000               $304,666
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
  11-15-48                           5.34         2,340,000              2,166,433
                                                                   ---------------
Total                                                                   80,132,304
----------------------------------------------------------------------------------

MORTGAGE-BACKED (18.7%)(f,q)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69         1,855,662(o)           1,395,653
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.92         2,027,629(o)           1,759,394
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.18         1,593,338(o)           1,492,502
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                           6.00         1,276,153              1,082,407
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                           4.75           883,994                860,236
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00         4,200,900              3,739,129
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                           7.25           106,827(d,p)            66,767
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                           5.85         1,439,751(o)           1,139,390
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                           6.21         1,060,298(o)             804,989
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                           5.10         1,575,000(d,o)         1,453,792
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                           5.98         2,806,867(o)           2,566,721
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
  06-25-35                           6.50         1,836,254              1,761,656

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73%       $1,301,882(m)            $198,758
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                           4.75           825,929                803,733
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                           5.50         1,327,081              1,254,182
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                           5.50         1,317,448              1,246,409
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50         2,213,316              2,082,067
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50         1,218,738              1,171,488
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                           5.50           821,199                782,565
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00         1,969,125              1,839,445
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00         2,307,964              1,981,964
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                           6.00         1,508,750              1,287,447
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                           6.00         2,736,739              2,494,647
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00         1,467,715(d)           1,386,880
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                           5.35         1,442,826(o)           1,135,115
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                           6.50         3,975,234              3,811,877

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                           6.00%       $2,237,845(o)          $2,123,546
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                          15.32         7,474,234(m)              32,700
Federal Home Loan Mtge Corp
  07-01-38                           6.00        10,500,000(e)          10,605,001
  07-01-38                           6.50         7,500,000(e)           7,729,688
Federal Home Loan Mtge Corp #A27373
  10-01-34                           6.50           407,886                422,026
Federal Home Loan Mtge Corp #A28602
  11-01-34                           6.50           974,580              1,008,367
Federal Home Loan Mtge Corp #C53878
  12-01-30                           5.50         1,994,026              1,978,760
Federal Home Loan Mtge Corp #C65869
  04-01-32                           6.00         1,116,188              1,139,223
Federal Home Loan Mtge Corp #C66871
  05-01-32                           6.50         2,682,017              2,804,887
Federal Home Loan Mtge Corp #C71514
  07-01-32                           6.50           134,630                139,929
Federal Home Loan Mtge Corp #C77689
  03-01-33                           6.50           352,118                370,000
Federal Home Loan Mtge Corp #C90598
  10-01-22                           6.50           300,804                313,149
Federal Home Loan Mtge Corp #C90767
  12-01-23                           6.00         1,841,260              1,879,930
Federal Home Loan Mtge Corp #D32310
  11-01-22                           8.00            14,273                 15,327
Federal Home Loan Mtge Corp #D55755
  08-01-24                           8.00            47,276                 51,244
Federal Home Loan Mtge Corp #D96300
  10-01-23                           5.50           300,973                300,654
Federal Home Loan Mtge Corp #E01127
  02-01-17                           6.50           222,929                233,397
Federal Home Loan Mtge Corp #E01419
  05-01-18                           5.50         1,086,020              1,102,061
Federal Home Loan Mtge Corp #E81009
  07-01-15                           7.50           114,063                119,607
Federal Home Loan Mtge Corp #E89496
  04-01-17                           6.00         2,249,151              2,304,685
Federal Home Loan Mtge Corp #E98725
  08-01-18                           5.00         2,642,323              2,636,952
Federal Home Loan Mtge Corp #E99684
  10-01-18                           5.00         1,374,471              1,372,746
Federal Home Loan Mtge Corp #G01410
  04-01-32                           7.00           437,062                461,531
Federal Home Loan Mtge Corp #G01535
  04-01-33                           6.00         1,841,005              1,885,749
Federal Home Loan Mtge Corp #G01864
  01-01-34                           5.00         1,970,932              1,900,756
Federal Home Loan Mtge Corp #G02757
  06-01-36                           5.00         5,917,274              5,689,944

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  139

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #G30216
  04-01-22                           6.50%       $3,202,727             $3,336,546
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           6.60         1,018,752(m)             271,674
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                          74.75            38,364(m)                 148
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00           137,473(m)                 579
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          15.27         1,328,163(m)             115,278
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2817 Cl SA
  06-15-32                          45.20         1,423,851(m,n)           114,597
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                           5.50         1,565,888              1,585,416
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                           6.50           803,074                838,531
Federal Natl Mtge Assn
  07-01-38                           5.00         6,500,000(e)           6,229,860
  07-01-38                           5.50        21,500,000(e)          21,190,939
  07-01-38                           6.00        10,500,000(e)          10,591,876
  07-01-38                           6.50         8,000,000(e)           8,235,000
  07-01-38                           7.00         5,000,000(e)           5,240,625
Federal Natl Mtge Assn #190899
  04-01-23                           8.50           125,908                135,283
Federal Natl Mtge Assn #190944
  05-01-24                           6.00           656,515                668,319
Federal Natl Mtge Assn #190988
  06-01-24                           9.00            74,626                 80,973
Federal Natl Mtge Assn #250322
  08-01-25                           7.50            12,358                 13,356
Federal Natl Mtge Assn #250384
  11-01-25                           7.50           151,940                164,213
Federal Natl Mtge Assn #250495
  03-01-26                           7.00           209,391                222,315
Federal Natl Mtge Assn #252381
  04-01-14                           5.50         2,574,038              2,618,252
Federal Natl Mtge Assn #254494
  08-01-22                           7.00           194,388                205,451

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #254675
  01-01-23                           6.50%         $289,084               $300,441
Federal Natl Mtge Assn #254708
  02-01-23                           7.00           109,077                115,285
Federal Natl Mtge Assn #304279
  02-01-25                           8.50           106,372                116,693
Federal Natl Mtge Assn #309341
  05-01-25                           8.50            26,277                 28,826
Federal Natl Mtge Assn #313049
  08-01-11                           8.50            94,149                 97,937
Federal Natl Mtge Assn #323606
  03-01-29                           6.50            44,122                 45,913
Federal Natl Mtge Assn #433310
  08-01-28                           6.50           271,985                283,029
Federal Natl Mtge Assn #440730
  12-01-28                           6.00           164,770                168,709
Federal Natl Mtge Assn #505122
  07-01-29                           7.00           712,600                753,478
Federal Natl Mtge Assn #50553
  04-01-22                           8.00            76,961                 83,500
Federal Natl Mtge Assn #510587
  08-01-29                           7.00           167,210                176,802
Federal Natl Mtge Assn #540041
  02-01-29                           7.00           529,336                562,005
Federal Natl Mtge Assn #545489
  03-01-32                           6.50           167,833                174,333
Federal Natl Mtge Assn #545684
  05-01-32                           7.50           121,880                131,331
Federal Natl Mtge Assn #545885
  08-01-32                           6.50           244,088                255,988
Federal Natl Mtge Assn #555375
  04-01-33                           6.00         3,378,734              3,456,070
Federal Natl Mtge Assn #555376
  04-01-18                           4.50           724,242                708,263
Federal Natl Mtge Assn #555458
  05-01-33                           5.50         1,385,979              1,370,387
Federal Natl Mtge Assn #555734
  07-01-23                           5.00         1,442,439              1,407,615
Federal Natl Mtge Assn #555740
  08-01-18                           4.50         1,994,619              1,966,102
Federal Natl Mtge Assn #615135
  11-01-16                           6.00           124,293                127,882
Federal Natl Mtge Assn #642346
  05-01-32                           7.00           759,071                802,333
Federal Natl Mtge Assn #643381
  06-01-17                           6.00           100,546                103,418
Federal Natl Mtge Assn #645277
  05-01-32                           7.00            75,952                 80,280
Federal Natl Mtge Assn #645569
  06-01-32                           7.00           499,174                527,624
Federal Natl Mtge Assn #646446
  06-01-17                           6.50           140,567                146,640
Federal Natl Mtge Assn #650105
  08-01-17                           6.50           580,605                605,692
Federal Natl Mtge Assn #662197
  09-01-32                           6.50           309,727                321,530

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #667604
  10-01-32                           5.50%         $354,026               $351,253
Federal Natl Mtge Assn #670387
  08-01-32                           7.00           199,239                210,532
Federal Natl Mtge Assn #670711
  10-01-32                           7.00           106,744                112,827
Federal Natl Mtge Assn #673179
  02-01-18                           6.00           303,432                312,098
Federal Natl Mtge Assn #676511
  12-01-32                           7.00           138,340                146,225
Federal Natl Mtge Assn #678397
  12-01-32                           7.00           785,564                830,336
Federal Natl Mtge Assn #684601
  03-01-33                           6.00         2,841,792              2,908,960
Federal Natl Mtge Assn #687736
  02-01-33                           5.50         1,081,030              1,071,888
Federal Natl Mtge Assn #687887
  03-01-33                           5.50         1,442,468              1,435,946
Federal Natl Mtge Assn #688002
  03-01-33                           5.50         1,472,457              1,465,880
Federal Natl Mtge Assn #688034
  03-01-33                           5.50         1,372,406              1,366,334
Federal Natl Mtge Assn #689093
  07-01-28                           5.50           741,293                736,646
Federal Natl Mtge Assn #694546
  03-01-33                           5.50           571,017                566,188
Federal Natl Mtge Assn #694795
  04-01-33                           5.50         2,959,029              2,945,884
Federal Natl Mtge Assn #703726
  02-01-33                           5.00         2,390,498              2,314,945
Federal Natl Mtge Assn #710823
  05-01-33                           5.50         1,698,139              1,690,842
Federal Natl Mtge Assn #720070
  07-01-23                           5.50         2,009,810              2,008,505
Federal Natl Mtge Assn #720378
  06-01-18                           4.50         1,989,274              1,945,386
Federal Natl Mtge Assn #725284
  11-01-18                           7.00            96,475                101,331
Federal Natl Mtge Assn #725431
  08-01-15                           5.50            84,257                 85,704
Federal Natl Mtge Assn #726940
  08-01-23                           5.50           243,965                245,143
Federal Natl Mtge Assn #730231
  08-01-23                           5.50         1,831,527              1,830,338
Federal Natl Mtge Assn #747642
  11-01-28                           5.50           323,377                321,349
Federal Natl Mtge Assn #753074
  12-01-28                           5.50         1,542,387              1,532,717
Federal Natl Mtge Assn #755056
  12-01-23                           5.50         1,443,523              1,442,586
Federal Natl Mtge Assn #755598
  11-01-28                           5.00           520,922                504,458
Federal Natl Mtge Assn #761031
  01-01-34                           5.00           399,447                386,423
Federal Natl Mtge Assn #765760
  02-01-19                           5.00         2,782,255              2,778,748

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 140 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #766641
  03-01-34                           5.00%       $1,770,191             $1,705,503
Federal Natl Mtge Assn #768117
  08-01-34                           5.45           735,837(o)             740,216
Federal Natl Mtge Assn #779676
  06-01-34                           5.00         2,541,908              2,449,019
Federal Natl Mtge Assn #872916
  06-01-36                           6.50         3,000,286              3,156,161
Federal Natl Mtge Assn #886054
  07-01-36                           7.00         1,976,540              2,088,774
Federal Natl Mtge Assn #886464
  08-01-36                           6.50         2,311,475              2,382,942
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                           7.52         3,154,807(m)             884,716
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                           9.86         1,338,674(m)             226,333
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          10.56           640,336(m)              89,957
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           6.57         3,521,991(m)             920,990
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-01-37                           6.52         4,136,295(m)           1,070,071
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00           567,147                605,815
Govt Natl Mtge Assn
  07-01-38                           5.50         3,700,000(e)           3,681,500
  07-01-38                           6.00         4,000,000(e)           4,060,000
Govt Natl Mtge Assn #604708
  10-15-33                           5.50         1,437,591              1,436,650
Govt Natl Mtge Assn #619592
  09-15-33                           5.00         1,692,329              1,647,063
Govt Natl Mtge Assn #780394
  12-15-08                           7.00            41,297                 41,439
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                          44.17            73,004(m)               5,297

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                           2.82%       $1,296,218(o)            $772,534
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                           4.50        17,837,351(m)              33,445
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                           6.50         5,480,070              4,850,162
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                           5.00         1,335,271              1,311,490
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                           6.00         1,546,787              1,454,831
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                           5.00         2,980,215              2,728,774
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                           5.00         1,490,347              1,392,401
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                           6.00         1,372,214              1,238,175
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                           5.50         2,841,492              2,565,334
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                           7.10         7,109,088(m)              16,662
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                           4.50           160,071                147,273
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                           5.29         1,200,514(o)           1,168,722
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                           5.93         1,186,395(o)           1,166,842

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00%       $3,358,785             $3,014,173
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50         2,743,107              2,648,813
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                           6.02         1,320,820(o)           1,302,320
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11         2,537,828(o)           2,446,178
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
  08-25-37                           6.00         3,097,679              2,932,635
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
  10-25-37                           6.00         1,405,861              1,138,857
                                                                   ---------------
Total                                                                  256,169,948
----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
DRS Technologies
  11-01-13                           6.88           109,000                109,000
Moog
 Sr Sub Nts
  06-15-18                           7.25           145,000(d)             142,825
                                                                   ---------------
Total                                                                      251,825
----------------------------------------------------------------------------------

BANKING (1.5%)
Bank of America
 Sr Unsecured
  05-01-18                           5.65         4,275,000              3,992,893
Citigroup
 Sr Unsecured
  02-14-11                           5.13           805,000                801,937
  04-11-13                           5.50         1,265,000              1,234,611
  05-15-18                           6.13         2,055,000              1,966,567
Credit Suisse New York
 Sub Nts
  02-15-18                           6.00           785,000                758,247
JPMorgan Chase & Co
 Sr Nts
  01-15-18                           6.00         2,175,000              2,113,448
JPMorgan Chase Bank
 Sub Nts
  10-01-17                           6.00         1,600,000              1,554,309
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63         2,365,000              1,964,999

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  141

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
BANKING (CONT.)
Popular North America
  10-01-08                           3.88%       $6,115,000             $6,102,146
                                                                   ---------------
Total                                                                   20,489,157
----------------------------------------------------------------------------------

BROKERAGE (0.6%)
Lehman Brothers Holdings
 Sr Unsecured
  05-02-18                           6.88         2,105,000              2,037,861
Merrill Lynch & Co
  02-05-13                           5.45           695,000                652,258
  04-25-18                           6.88         2,050,000              1,948,115
Morgan Stanley
 Sr Unsecured
  04-01-18                           6.63         3,315,000              3,141,045
                                                                   ---------------
Total                                                                    7,779,279
----------------------------------------------------------------------------------

CHEMICALS (0.1%)
Airgas
  10-01-18                           7.13           425,000(d)             425,000
NALCO
  11-15-11                           7.75           330,000                330,000
                                                                   ---------------
Total                                                                      755,000
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Clorox
 Sr Unsecured
  10-15-12                           5.45           605,000                602,901
  03-01-13                           5.00         2,700,000              2,639,574
                                                                   ---------------
Total                                                                    3,242,475
----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (--%)
Tyco Electronics Group
  10-01-12                           6.00           325,000(c)             328,158
----------------------------------------------------------------------------------

ELECTRIC (1.1%)
Consumers Energy
 1st Mtge Series H
  02-17-09                           4.80         3,010,000              3,018,632
Duke Energy Carolinas LLC
 Sr Unsecured Series D
  03-01-10                           7.38           280,000                294,236
Exelon
 Sr Unsecured
  06-15-10                           4.45         1,890,000(u)           1,873,283
FirstEnergy
 Sr Unsecured Series B
  11-15-11                           6.45           235,000                242,196
Florida Power
 1st Mtge
  06-15-38                           6.40           745,000                756,665
Indiana Michigan Power
 Sr Unsecured
  03-15-37                           6.05         1,780,000(u)           1,555,391
IPALCO Enterprises
 Sr Secured
  11-14-11                           8.63           595,000                618,800
Majapahit Holding
  10-17-16                           7.75           100,000(c,d)            95,375

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
ELECTRIC (CONT.)
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                           8.56%          $45,079                $46,544
Nevada Power
 Series M
  03-15-16                           5.95           640,000                634,953
NiSource Finance
  03-01-13                           6.15           760,000                758,000
Northern States Power
 1st Mtge
  03-01-18                           5.25           120,000                118,380
Northern States Power
 Sr Unsecured
  08-01-09                           6.88         1,455,000              1,495,995
Portland General Electric
  03-15-10                           7.88           765,000                802,462
Potomac Electric Power
 Sr Secured
  06-01-35                           5.40           505,000                424,546
Progress Energy Carolinas
 1st Mtge
  04-01-38                           6.30           255,000                257,407
Sierra Pacific Power
 Series M
  05-15-16                           6.00         2,090,000              2,066,910
                                                                   ---------------
Total                                                                   15,059,775
----------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                           9.30         1,092,759(p)           1,098,222
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.8%)
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         4,450,000(d)           4,445,443
ConAgra Foods
 Sr Unsecured
  09-15-11                           6.75           765,000                796,584
Cott Beverages USA
  12-15-11                           8.00           670,000                562,800
Dr Pepper Snapple Group
 Sr Nts
  05-01-18                           6.82         1,185,000(d)           1,189,889
Kraft Foods
 Sr Unsecured
  01-26-39                           6.88         1,130,000              1,105,084
Molson Coors Capital Finance
  09-22-10                           4.85         2,910,000(c)           2,914,036
                                                                   ---------------
Total                                                                   11,013,836
----------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                           8.00           310,000                283,650
----------------------------------------------------------------------------------

GAS PIPELINES (0.7%)
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                           7.75           955,000(u)           1,006,952

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
GAS PIPELINES (CONT.)
Colorado Interstate Gas
 Sr Unsecured
  11-15-15                           6.80%       $1,813,000             $1,851,898
Kinder Morgan Energy Partners LP
 Sr Unsecured
  03-15-11                           6.75           395,000                407,157
Northern Natural Gas
 Sr Unsecured
  02-15-37                           5.80           340,000(d)             309,922
Northwest Pipeline
 Sr Unsecured
  04-15-17                           5.95         1,305,000              1,276,055
Southern Natural Gas
 Sr Unsecured
  04-01-17                           5.90         1,360,000(d)           1,299,256
Southern Star Central
 Sr Nts
  03-01-16                           6.75           380,000                361,000
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                           6.40         1,847,000              1,844,691
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
  08-15-11                           7.00           535,000                556,400
                                                                   ---------------
Total                                                                    8,913,331
----------------------------------------------------------------------------------

HEALTH CARE (0.1%)
Cardinal Health
 Sr Unsecured
  06-15-12                           5.65           740,000                740,237
  06-15-13                           5.50           505,000                502,591
Omnicare
  12-15-13                           6.75           680,000                639,200
  12-15-15                           6.88            95,000                 87,875
                                                                   ---------------
Total                                                                    1,969,903
----------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.2%)
Coventry Health Care
 Sr Unsecured
  08-15-14                           6.30           600,000                565,620
  03-15-17                           5.95           120,000                104,365
UnitedHealth Group
 Sr Unsecured
  11-15-37                           6.63         1,070,000                985,396
  02-15-38                           6.88           690,000                652,271
                                                                   ---------------
Total                                                                    2,307,652
----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum
 Sr Unsecured
  09-15-09                           3.18           360,000(i)             355,878
  09-15-16                           5.95         2,075,000              2,076,114
Canadian Natural Resources
 Sr Unsecured
  02-01-39                           6.75           675,000(c)             679,408
EnCana
 Sr Nts
  10-15-13                           4.75           190,000(c)             186,168

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 142 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
INDEPENDENT ENERGY (CONT.)
EnCana
Sr Unsecured
  11-01-11                           6.30%       $2,060,000(c)          $2,113,333
Nexen
  11-20-13                           5.05           495,000(c)             488,090
Quicksilver Resources
  08-01-15                           7.75           600,000                595,500
Sandridge Energy
 Sr Nts
  06-01-18                           8.00           125,000(d)             125,313
XTO Energy
 Sr Unsecured
  02-01-14                           4.90         2,310,000              2,247,260
  01-31-15                           5.00           835,000                806,132
  06-30-15                           5.30           645,000                629,215
                                                                   ---------------
Total                                                                   10,302,411
----------------------------------------------------------------------------------

INTEGRATED ENERGY (0.3%)
Marathon Oil
 Sr Unsecured
  03-15-18                           5.90         1,785,000              1,761,438
Petro-Canada
 Sr Unsecured
  05-15-38                           6.80         1,805,000(c)           1,768,011
Suncor Energy
 Sr Unsecured
  06-01-39                           6.85         1,010,000(c)           1,025,807
TNK-BP Finance
  03-13-18                           7.88           200,000(c,d)           195,274
                                                                   ---------------
Total                                                                    4,750,530
----------------------------------------------------------------------------------

LIFE INSURANCE (0.4%)
Metropolitan Life Global Funding I
 Sr Secured
  04-10-13                           5.13         1,605,000(d)           1,593,845
Pacific Life Global Funding
  04-15-13                           5.15           545,000(d)             539,506
Pricoa Global Funding I
 Secured
  10-18-12                           5.40         1,730,000(d)           1,717,476
 Principal Life Income Funding Trusts
  Sr Secured
  12-14-12                           5.30           920,000                920,515
Prudential Financial
 Sr Unsecured
  12-01-37                           6.63           590,000                553,579
                                                                   ---------------
Total                                                                    5,324,921
----------------------------------------------------------------------------------

MEDIA CABLE (0.5%)
Comcast
  03-15-11                           5.50         2,220,000              2,231,366
  03-15-37                           6.45         2,285,000              2,126,629
Comcast MO of Delaware LLC
  09-01-08                           9.00         1,900,000              1,908,415
Comcast
  05-15-38                           6.40           375,000                347,423

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
MEDIA CABLE (CONT.)
CSC Holdings
 Sr Unsecured Series B
  07-15-09                           8.13%         $458,000               $461,435
                                                                   ---------------
Total                                                                    7,075,268
----------------------------------------------------------------------------------

MEDIA NON CABLE (1.1%)
British Sky Broadcasting Group
  02-23-09                           6.88         2,790,000(c)           2,832,296
  02-15-18                           6.10         1,290,000(c,d)         1,268,942
DIRECTV Holdings LLC/Finance
 Sr Nts
  05-15-16                           7.63           570,000(d)             560,025
EchoStar DBS
  10-01-13                           7.00            50,000                 47,625
  10-01-14                           6.63            99,000                 91,575
  02-01-16                           7.13           230,000                212,175
News America
  12-15-35                           6.40         1,685,000              1,594,546
  11-15-37                           6.65           120,000                117,172
Reed Elsevier Capital
  08-01-11                           6.75         1,495,000              1,549,747
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         2,630,000              2,455,139
Thomson Reuters
  10-01-14                           5.70         2,935,000(c,u)         2,889,684
  07-15-18                           6.50         1,385,000(c)           1,380,121
                                                                   ---------------
Total                                                                   14,999,047
----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (--%)
American Express
 Sr Unsecured
  03-19-38                           8.15           165,000                179,581
----------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Gaz Capital
 Sr Unsecured
  11-22-16                           6.21           150,000(c,d)           138,750
----------------------------------------------------------------------------------

PACKAGING (0.1%)
Owens-Brockway Glass Container
  05-15-13                           8.25           925,000                948,125
----------------------------------------------------------------------------------

PAPER (--%)
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00           225,000                180,000
----------------------------------------------------------------------------------

RAILROADS (0.3%)
CSX
 Sr Unsecured
  03-15-12                           6.30           855,000                856,685
  03-15-13                           5.75         1,760,000              1,725,147
  04-01-15                           6.25         1,310,000              1,314,449
                                                                   ---------------
Total                                                                    3,896,281
----------------------------------------------------------------------------------

REITS (0.1%)
Brandywine Operating Partnership LP
  05-01-17                           5.70           290,000                246,421

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
REITS (CONT.)
ERP Operating LP
 Sr Unsecured
  06-15-17                           5.75%         $815,000               $754,176
Simon Property Group LP
 Sr Unsecured
  12-01-16                           5.25           155,000                142,399
                                                                   ---------------
Total                                                                    1,142,996
----------------------------------------------------------------------------------

RESTAURANTS (--%)
McDonald's
 Sr Unsecured
  03-01-18                           5.35           550,000                536,600
----------------------------------------------------------------------------------

RETAILERS (0.3%)
Home Depot
 Sr Unsecured
  03-01-11                           5.20           405,000                401,670
Kohl's
 Sr Unsecured
  12-15-17                           6.25           595,000                567,256
Macys Retail Holdings
  07-15-09                           4.80         3,695,000              3,621,130
                                                                   ---------------
Total                                                                    4,590,056
----------------------------------------------------------------------------------

SUPERMARKETS (0.1%)
Kroger
  04-15-12                           6.75           665,000                695,976
----------------------------------------------------------------------------------

TECHNOLOGY (--%)
Communications & Power Inds
  02-01-12                           8.00            25,000                 24,438
----------------------------------------------------------------------------------

TOBACCO (0.1%)
Philip Morris Intl
 Sr Unsecured
  05-16-18                           5.65         1,240,000              1,205,233
----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Erac USA Finance
  10-15-17                           6.38         3,670,000(d)           3,190,294
----------------------------------------------------------------------------------

TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
  07-15-22                          10.25      3,307,000,000(c)            284,622
----------------------------------------------------------------------------------

WIRELESS (--%)
Nextel Communications
 Series D
  08-01-15                           7.38           475,000                394,250
----------------------------------------------------------------------------------

WIRELINES (2.2%)
AT&T
 Sr Unsecured
  03-15-11                           6.25         3,610,000              3,732,823
  01-15-38                           6.30           440,000                415,919
  05-15-38                           6.40         2,720,000              2,605,270
Citizens Communications
 Sr Unsecured
  01-15-13                           6.25           280,000                259,700

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  143

RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                  VALUE(A)
WIRELINES (CONT.)
Telecom Italia Capital
  11-15-13                           5.25%       $5,235,000(c)          $4,945,222
Telefonica Europe
  09-15-10                           7.75         3,945,000(c)           4,157,841
TELUS
 Sr Unsecured
  06-01-11                           8.00         6,282,500(c)           6,745,306
Verizon Communications
  04-15-38                           6.90         1,040,000              1,034,779
Verizon New York
 Sr Unsecured Series A
  04-01-12                           6.88         4,975,000              5,188,407
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                           5.65         1,295,000              1,305,153
Windstream
  08-01-16                           8.63           225,000                224,438
  03-15-19                           7.00            55,000                 49,913
                                                                   ---------------
Total                                                                   30,664,771
----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $609,245,767)                                                  $595,727,962
----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                           COUPON        PRINCIPAL
ISSUE                               RATE          AMOUNT                    VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%        $1,475,000              $1,278,914
------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $1,474,853)                                                        $1,278,914
------------------------------------------------------------------------------------

SENIOR LOANS (0.4%)(r)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

CONSUMER CYCLICAL SERVICES (--%)
West Corp
 Tranche B2 Term Loan
  10-24-13                        4.86-5.30%        $699,372               $638,527
-----------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD           60,729(e,s,t)          57,168
Community Health Systems
 Term Loan
  07-25-14                        4.73-4.90        1,187,434              1,117,803
HCA
 Tranche B Term Loan
  11-17-13                             5.05        1,852,364              1,737,851
                                                                    ---------------
Total                                                                     2,912,822
-----------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON        PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)

MEDIA CABLE (0.1%)
Charter Communications
 Term Loan
  09-06-14                        4.89-4.90%      $1,113,210               $976,708
-----------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
Idearc
 Tranche B Term Loan
  11-17-14                        4.39-4.70          599,370                478,747
Nielsen Finance
 Term Loan
  08-09-13                             4.73          770,141(c)             715,753
                                                                    ---------------
Total                                                                     1,194,500
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $6,280,734)                                                       $5,722,557
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.4%)(k)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.57%                                 32,426,518(v)          $32,426,518
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $32,426,518)                                                      $32,426,518
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,473,650,429)(w)                                             $1,448,260,958
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                                           LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                             192           $22,194,000      Sept. 2008         $131,664
U.S. Treasury Note, 2-year                                           52            10,982,563      Sept. 2008           24,507
U.S. Treasury Note, 5-year                                         (541)          (59,810,087)     Sept. 2008         (370,552)
U.S. Treasury Note, 10-year                                        (337)          (38,391,674)     Sept. 2008         (467,048)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(681,429)
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 144 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                REFERENCED                 BUY/SELL       PAY/RECEIVE        EXPIRATION
COUNTERPARTY                                      ENTITY                  PROTECTION      FIXED RATE            DATE
-------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                             Home Depot         Buy              .50%         March 20, 2011
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing      Kinder Morgan Energy Partners         Buy              .41          March 20, 2011
-------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                          ConAgra Foods         Buy              .18          Sept. 20, 2011
-------------------------------------------------------------------------------------------------------------------------
Citibank                                       Reed Elsevier Capital         Buy              .26          Sept. 20, 2011
-------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                            FirstEnergy         Buy              .60           Dec. 20, 2011
-------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                                          Kroger         Buy              .36          March 20, 2012
-------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                                 Cardinal Health         Buy             .225           June 20, 2012
-------------------------------------------------------------------------------------------------------------------------
Citibank                                                      Clorox         Buy              .31           Dec. 20, 2012
-------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                                NiSource Finance         Buy              .55           Dec. 20, 2012
-------------------------------------------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------------------------------------------

                                     NOTIONAL
                                     PRINCIPAL       UNREALIZED
COUNTERPARTY                          AMOUNT        APPRECIATION
Goldman Sachs                        $380,000          $5,501
-----------------------------------
Lehman Brothers Special Financing     395,000           3,115
-----------------------------------
Goldman Sachs                         765,000           7,651
-----------------------------------
Citibank                              365,000           3,092
-----------------------------------
Goldman Sachs                         235,000             924
-----------------------------------
JP Morgan Chase Bank                  665,000           4,553
-----------------------------------
JP Morgan Chase Bank                  740,000           6,254
-----------------------------------
Citibank                              605,000          10,357
-----------------------------------
JP Morgan Chase Bank                  760,000          23,465
-----------------------------------
Total                                                 $64,912
-----------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2008, the value of foreign securities represented 7.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $40,506,427 or 3.0% of net assets.

(e) At June 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $78,188,802. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(j) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(k) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.2% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.2% of net assets.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
MBIA   -- MBIA Insurance Corporation

(m) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2008.

(n) Represents securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on June 30, 2008. At June 30, 2008, the value of inverse floaters represented 0.01% of net assets.

(o) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  145

RiverSource VP - Balanced Fund

(p)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                 08-02-07 thru 01-16-08         $3,543,875
Banc of America Funding*
  Series 2006-2 Cl N1
   7.25% 2046                                                          11-14-06                   105,896
Crown Paper Escrow                                                     04-16-07                        --
Oaktree Capital Group LLC Cl A Unit*                            05-21-07 thru 07-19-07          2,428,380
United Artists Theatre Circuit
  Pass-Through Ctfs
   9.30% 2015                                                   12-08-95 thru 08-12-96          1,072,160
Virgin Media                                                    11-15-05 thru 04-10-08          9,483,981

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at June 30, 2008:

                                                            PRINCIPAL          SETTLEMENT          PROCEEDS
SECURITY                                                      AMOUNT              DATE            RECEIVABLE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
Federal Natl Mtge Assn
  07-01-23 5.50%                                            $1,250,000          07-17-08          $1,246,875         $1,258,203

(r) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(s) At June 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health Systems                                              $60,729

(t) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(u) At June 30, 2008, investments in securities included securities valued at $1,185,710 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(v) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(w) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $1,473,650,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $139,597,000
Unrealized depreciation                                              (164,986,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(25,389,000)
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 146 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Balanced Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                               FAIR VALUE AT JUNE 30, 2008
                                                         ------------------------------------------------------------------------
                                                             LEVEL 1             LEVEL 2
                                                          QUOTED PRICES           OTHER            LEVEL 3
                                                            IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                                           MARKETS FOR          OBSERVABLE       UNOBSERVABLE
DESCRIPTION                                              IDENTICAL ASSETS         INPUTS            INPUTS             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                    $846,740,544      $599,466,631       $2,053,783       $1,448,260,958
Other financial instruments*                                    (681,429)            64,912               --             (616,517)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                        $846,059,115      $599,531,543       $2,053,783       $1,447,644,441
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as futures and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                INVESTMENTS IN    OTHER FINANCIAL
                                                                  SECURITIES        INSTRUMENTS
-------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                       $9,492,787         $(172,913)
   Accrued discounts/premiums                                       (438,944)               --
   Realized gain (loss)                                                  695                 *
   Change in unrealized appreciation (depreciation)                   70,535           172,913
   Net purchases (sales)                                          (2,871,981)               --
   Transfers in and/or out of Level 3                             (4,199,309)               --
-------------------------------------------------------------------------------------------------
Balance as of June 30, 2008                                       $2,053,783               $--
-------------------------------------------------------------------------------------------------

* The realized gain (loss) earned during the period from Jan. 1, 2008 to June 30, 2008 for Other financial instruments was $(196,227).

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  147

PORTFOLIO OF INVESTMENTS

RiverSource VP - Cash Management Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

CERTIFICATES OF DEPOSIT (9.7%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                  VALUE(A)
Barclays Bank
  10-27-08                           2.68%      $10,000,000(b)          $10,000,000
  05-28-09                           3.04        11,000,000(b)           11,000,000
Credit Suisse NY
  05-07-09                           2.90        10,000,000(b)           10,000,000
  05-20-09                           2.99        10,000,000(b)           10,000,000
  06-16-09                           3.10        10,000,000(b)           10,000,000
Rabobank Nederland NY
  08-14-08                           2.60        10,000,000              10,000,000
US Bank
  07-24-08                           2.67        15,000,000              15,000,000
  10-31-08                           2.69        10,000,000              10,000,000
  11-14-08                           2.70        15,000,000              15,000,000
Wachovia Bank
  09-23-08                           2.80        13,000,000              13,000,000
  09-25-08                           2.80         8,000,000               8,000,000
  10-01-08                           2.80        12,000,000              12,000,000
-----------------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $134,000,000)                                                   $134,000,000
-----------------------------------------------------------------------------------

FLOATING RATE NOTES (13.2%)(b)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
Bank of Ireland
  09-12-08                           2.67%        $8,000,000              $8,000,000
Bank of New York
  10-10-08                           2.46         10,000,000              10,000,000
Bear Stearns Companies
  08-15-08                           2.53          5,000,000               5,000,000
  08-28-08                           2.54          5,000,000               5,000,000
DEPFA Bank
  07-15-08                           2.84         10,000,000               9,999,991
General Electric Capital
  07-24-09                           2.50         10,000,000              10,000,000
Goldman Sachs Group
  09-12-08                           2.54          5,000,000               5,000,000
HSBC Finance
  09-24-08                           2.54          5,000,000               5,000,000
Irish Life & Permanent
  08-20-08                           2.53          5,000,000               4,999,966
Lehman Brothers Holdings
  09-26-08                           2.83         10,000,000              10,000,000
Lloyds TSB Group
  10-06-08                           2.66         10,000,000              10,000,000
Merrill Lynch & Co
  08-15-08                           2.64         10,000,000               9,998,659
  08-22-08                           2.47          7,000,000               7,000,000
  09-12-08                           2.61          5,000,000               5,000,000
  11-17-08                           2.64         10,000,000              10,000,000

FLOATING RATE NOTES (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
MetLife Global Funding I
  09-24-08                           2.48%        $5,000,000              $5,000,000
Natixis
  08-14-08                           2.49          3,000,000               3,000,000
  09-08-08                           2.73          5,000,000               5,000,000
Northern Rock
  07-08-08                           2.77         10,700,000              10,700,000
  08-01-08                           2.53          5,000,000               5,000,000
Skandinaviska Enskilda Banken
  08-22-08                           2.79          7,000,000               7,000,000
  09-08-08                           2.46          5,000,000               5,000,000
  09-17-08                           2.50         10,000,000              10,000,000
Wells Fargo Bank
  07-02-09                           2.51          5,000,000               5,000,000
Westpac Banking
  07-11-08                           2.75         10,700,000              10,700,000
------------------------------------------------------------------------------------

TOTAL FLOATING RATE NOTES
(Cost: $181,398,616)                                                    $181,398,616
------------------------------------------------------------------------------------

COMMERCIAL PAPER (78.6%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
ASSET-BACKED (29.0%)
Amsterdam Funding
  07-01-08                           2.60%        $4,000,000(c)           $4,000,000
  07-07-08                           2.26          3,000,000(c)            2,998,700
  07-08-08                           2.31          8,000,000(c)            7,995,956
  07-09-08                           2.32         11,300,000(c)           11,293,546
CAFCO LLC
  08-08-08                           2.56          3,704,000(c)            3,693,913
  09-05-08                           2.69         17,000,000(c)           16,916,491
  09-15-08                           2.82          4,800,000(c)            4,771,627
CHARTA LLC
  08-07-08                           2.66          6,000,000(c)            5,983,412
  09-03-08                           2.73         10,000,000(c)            9,951,644
  09-11-08                           2.71         12,000,000(c)           11,935,200
Cheyne Finance LLC
  11-12-07                           4.99          1,625,206(d,e)          1,625,206
CIESCO LLC
  07-23-08                           2.45          5,000,000(c)            4,992,300
  08-06-08                           2.66          6,000,000(c)            5,983,860
  08-20-08                           2.59         10,000,000(c)            9,963,889
  09-02-08                           2.69         10,000,000(c)            9,953,100
Citibank Credit Card Issue Trust (Dakota Nts)
  07-21-08                           2.66         15,000,000(c)           14,977,083
  07-25-08                           2.65         10,800,000(c)           10,780,416
  09-02-08                           2.89         12,000,000(c)           11,939,520
  09-04-08                           2.89          3,800,000(c)            3,780,240

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
ASSET-BACKED (CONT.)
CRC Funding LLC
  07-30-08                           2.65%        $6,000,000              $5,986,950
  08-25-08                           2.70          4,250,000               4,232,469
FCAR Owner Trust Series 1
  07-01-08                           2.60         10,000,000              10,000,000
  07-03-08                           1.81          6,000,000               5,999,107
  07-23-08                           2.77         10,000,000               9,982,583
  07-30-08                           2.82         10,400,000              10,375,956
  07-31-08                           2.85          7,000,000               6,983,083
Gemini Securitization LLC
  07-08-08                           2.28         10,000,000(c)            9,995,003
  07-18-08                           2.54         10,000,000(c)            9,987,486
  08-19-08                           2.62          5,300,000(c)            5,281,027
Old Line Funding LLC
  07-02-08                           1.31          5,385,000(c)            5,384,613
  07-10-08                           2.33          6,000,000(c)            5,996,175
  09-12-08                           2.61          5,900,000(c)            5,868,894
Salisbury Receivables LLC
  07-16-08                           2.61         11,000,000(c)           10,987,442
  07-18-08                           2.73          5,000,000(c)            4,993,271
  07-22-08                           2.71         12,000,000(c)           11,980,400
  08-13-08                           2.73         11,200,000(c)           11,163,211
  08-15-08                           2.87          5,500,000(c)            5,480,200
Sheffield Receivables
  07-10-08                           2.45          6,000,000(c)            5,995,980
  07-16-08                           2.66          1,800,000(c)            1,797,900
  07-17-08                           2.43          6,000,000(c)            5,993,227
  07-21-08                           2.71          3,000,000(c)            2,995,333
  08-07-08                           2.76         12,000,000(c)           11,965,652
  08-11-08                           2.75          6,900,000(c)            6,878,232
Thames Asset Global Securities #1
  07-01-08                           2.94          6,500,000(c)            6,500,000
  07-15-08                           2.61         10,000,000(c)            9,989,306
  08-06-08                           2.88         15,900,000(c)           15,853,760
  08-11-08                           2.79         11,200,000              11,164,157
WhistleJacket Capital LLC
  11-20-08                           2.50         10,000,000(d,e)         10,000,000
  11-20-08                           3.12          2,000,000(d,e)          2,000,000
Windmill Funding
  07-03-08                           1.74          8,000,000(c)            7,998,853
  07-14-08                           2.54          6,000,000(c)            5,994,150
                                                                     ---------------
Total                                                                    399,340,523
------------------------------------------------------------------------------------

BANKING (37.4%)
Abbey National North America LLC
  07-31-08                           2.55          6,000,000               5,987,050
ABN AMRO North America Finance
  07-07-08                           2.22          8,000,000               7,996,600
  07-10-08                           2.37          7,000,000               6,995,450
  07-11-08                           2.32         20,000,000              19,985,999

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 148 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Cash Management Fund

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
BANKING (CONT.)
  08-21-08                           2.54%        $6,000,000              $5,978,325
  09-12-08                           2.78         10,000,000               9,944,033
Bank of America
  07-01-08                           2.76          5,000,000               5,000,000
  07-02-08                           1.40          5,000,000               4,999,617
  07-03-08                           1.88         12,000,000              11,998,147
  08-01-08                           2.75          5,000,000               4,987,966
  08-04-08                           2.75         10,000,000               9,973,697
  08-12-08                           2.53          8,000,000               7,976,200
  10-06-08                           2.67         10,000,000               9,928,732
Bank of Ireland
  07-22-08                           2.47         10,000,000(c)            9,985,125
  10-22-08                           2.83         10,000,000(c)            9,912,425
Bank of Nova Scotia (Scotiabank)
  09-15-08                           2.75          7,700,000               7,655,622
Barclays US Funding
  07-28-08                           2.82         10,000,000               9,978,400
  07-29-08                           2.73         15,000,000              14,967,567
  08-19-08                           2.68          8,000,000               7,970,731
Calyon North America
  07-02-08                           1.27          6,200,000               6,199,569
  07-08-08                           2.26          5,400,000               5,397,323
  08-22-08                           2.50          6,000,000               5,978,333
  09-09-08                           2.58          6,000,000               5,970,017
Canadian Imperial Holdings
  09-03-08                           2.78          6,500,000               6,467,968
Deutsche Bank Financial LLC
  08-01-08                           2.66          6,000,000               5,986,050
HSBC Finance
  07-16-08                           2.33         12,900,000              12,886,831
HSBC USA
  07-02-08                           1.28         10,000,000               9,999,297
  08-22-08                           2.50         10,000,000               9,963,817
  09-04-08                           2.57          5,000,000               4,976,844
  11-03-08                           2.75         12,000,000              11,887,083
ING (US) Funding LLC
  07-07-08                           2.06          8,000,000               7,996,840
  07-18-08                           2.36          3,000,000               2,996,508
  07-21-08                           2.35          5,000,000               4,993,250
  08-11-08                           2.47         10,000,000               9,971,699

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
BANKING (CONT.)
  08-14-08                           2.59%       $11,000,000             $10,964,983
  09-09-08                           2.61          6,000,000               5,969,725
JPMorgan Chase & Co
  08-04-08                           2.37          8,000,000               7,981,867
  09-18-08                           2.67         10,000,000               9,941,847
  11-17-08                           2.64          7,000,000               6,929,728
  12-10-08                           3.06         20,100,000              19,828,649
Nordea North America
  07-07-08                           2.17          4,300,000               4,298,208
  07-09-08                           2.13          5,938,000               5,934,886
  07-10-08                           2.33          7,000,000               6,995,538
  07-14-08                           2.36          3,800,000               3,796,569
  09-09-08                           2.55         10,000,000               9,950,611
  09-25-08                           2.77         10,000,000               9,934,306
Rabobank USA Financial
  07-09-08                           2.31         15,000,000              14,991,466
  08-08-08                           2.47          5,000,000               4,986,832
  09-10-08                           2.61          8,000,000               7,958,978
Scotiabanc
  07-16-08                           2.38          6,000,000(c)            5,993,750
Swedbank
  07-01-08                           2.81          6,000,000               6,000,000
  07-09-08                           2.43          6,000,000               5,996,400
UBS Finance (Delaware) LLC
  07-07-08                           2.26          6,000,000               5,997,395
  07-14-08                           2.36          5,750,000               5,744,809
  07-16-08                           2.38          3,000,000               2,996,875
  08-05-08                           2.62          4,780,000               4,767,685
  08-18-08                           2.67          8,000,000               7,971,467
  08-19-08                           2.58          5,000,000               4,982,408
  09-08-08                           2.79          6,000,000               5,968,088
  09-26-08                           2.83          6,000,000               5,959,400
  10-07-08                           2.81          8,000,000               7,939,567
Wells Fargo & Co
  07-07-08                           2.04         10,000,000               9,996,083
  07-17-08                           2.24         13,000,000              12,986,422
  07-22-08                           2.28          8,000,000               7,989,033
                                                                     ---------------
Total                                                                    515,646,690
------------------------------------------------------------------------------------

COMMERCIAL PAPER (CONTINUED)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)

NON CAPTIVE DIVERSIFIED (2.8%)
General Electric Capital Services
  10-06-08                           2.56%       $11,000,000             $10,925,014
  10-09-08                           2.49         15,000,000              14,897,500
  10-14-08                           2.58         12,900,000              12,804,056
                                                                     ---------------
Total                                                                     38,626,570
------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (9.4%)
BNP Paribas Finance
  08-01-08                           2.56         14,968,000              14,934,488
  08-04-08                           2.48         10,000,000               9,976,294
  08-05-08                           2.48          5,000,000               4,987,799
  08-08-08                           2.63          6,000,000               5,983,204
  09-11-08                           2.71          5,000,000               4,973,000
  09-18-08                           2.82          3,000,000               2,981,567
  09-25-08                           2.83          7,000,000               6,953,178
Citigroup Funding
  07-08-08                           2.40          6,000,000               5,996,850
  08-05-08                           2.74          5,000,000               4,986,535
  08-11-08                           2.68         12,000,000              11,963,100
  08-25-08                           2.67         10,100,000              10,058,800
  08-26-08                           2.67         12,000,000              11,950,160
  09-15-08                           2.82          9,000,000               8,946,800
Fortis Funding LLC
  07-21-08                           2.29          6,000,000(c)            5,992,100
  09-08-08                           2.68          6,000,000(c)            5,969,295
Toronto Dominion Holdings USA
  07-08-08                           2.08          7,600,000               7,596,535
  08-18-08                           2.57          6,000,000(c)            5,979,360
                                                                     ---------------
Total                                                                    130,229,065
------------------------------------------------------------------------------------

TOTAL COMMERCIAL PAPER
(Cost: $1,083,842,699)                                                $1,083,842,848
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,399,241,315)(f)                                             $1,399,241,464
====================================================================================

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  149

RiverSource VP - Cash Management Fund

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $364,823,067 or 26.5% of net assets.

(d) Denotes investments in structured investment vehicles ("SIVS"). See Note 9 to the financial statements.

(e)  Identifies issues considered to be illiquid as to their marketability. (see
     Note 1 to the financial statements). Information concerning such security holdings at June 30, 2008, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
----------------------------------------------------------------------------------------------
Cheyne Finance LLC
  4.99% 2007                                                     04-10-07           $1,625,206
WhistleJacket Capital LLC
  2.50% 2008                                                     03-16-07            9,999,847
WhistleJacket Capital LLC
  3.12% 2008                                                     03-23-07            2,000,004

(f) Also represents the cost of securities for federal income tax purposes at June 30, 2008.
FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                           FAIR VALUE AT JUNE 30, 2008
                                                 --------------------------------------------------------------------------------
                                                     LEVEL 1                LEVEL 2
                                                  QUOTED PRICES              OTHER              LEVEL 3
                                                    IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                   MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS           INPUTS               INPUTS                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                               $--               $1,399,241,464           $--             $1,399,241,464

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 150 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Bond Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (103.0%)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
FOREIGN AGENCIES (0.1%)(c)
Pemex Project Funding Master Trust
  03-01-18                          5.75%    $1,560,000(d)         $1,540,500
  06-15-35                          6.63      2,218,000             2,188,285
Petroleos de Venezuela
  04-12-17                          5.25      4,919,000             3,418,705
                                                              ---------------
Total                                                               7,147,490
-----------------------------------------------------------------------------

SOVEREIGN (0.5%)(c)
Govt of Ukraine
 Sr Unsecured
  11-14-17                          6.75      2,308,000(d)          2,069,122
Republic of Argentina
  09-12-13                          7.00      3,746,000             2,910,642
Republic of Argentina
 Sr Unsecured
  12-15-35                          0.00      4,660,000(t)            461,340
Republic of Colombia
  01-27-17                          7.38      2,000,000             2,160,000
  09-18-37                          7.38      1,160,000             1,241,200
Republic of El Salvador
  06-15-35                          7.65        880,000(d)            910,800
Republic of Indonesia
 Sr Unsecured
  01-17-18                          6.88      1,034,000(d)            992,640
  10-12-35                          8.50      1,338,000(d)          1,364,760
Republic of Philippines
  01-14-31                          7.75      2,732,000             2,830,898
Republic of Turkey
  09-26-16                          7.00        590,000               564,925
  04-03-18                          6.75      1,857,000             1,736,295
  03-17-36                          6.88      3,635,000             3,003,419
Republic of Uruguay
  05-17-17                          9.25        876,000             1,064,340
Republic of Venezuela
  02-26-16                          5.75        946,000               743,083
  05-07-23                          9.00      1,165,000             1,018,676
Republic of Venezuela
 Sr Unsecured
  10-08-14                          8.50        944,000               889,720
Republica Orient Uruguay
 Sr Unsecured
  03-21-36                          7.63      1,034,000             1,058,816
Russian Federation
  03-31-30                          7.50      1,311,035(d)          1,471,506
                                                              ---------------
Total
                                                                   26,492,182
-----------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (20.7%)
Federal Farm Credit Bank
  10-17-12                          4.50     17,155,000            17,481,580
Federal Home Loan Mtge Corp
  05-28-10                          2.38      2,750,000             2,709,908

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
  07-17-15                          4.38%   $36,515,000           $36,284,335
  04-18-16                          5.25     39,540,000            41,142,042
  12-14-18                          5.00     26,305,000            24,582,654
  03-15-31                          6.75     20,685,000            24,917,254
  04-16-37                          6.00     49,700,000            49,919,028
Federal Natl Mtge Assn
  05-18-12                          4.88     30,760,000            31,764,622
  01-02-14                          5.13     25,025,000            24,970,195
  11-15-30                          6.63      3,035,000             3,602,715
  07-15-37                          5.63     18,330,000            18,955,970
U.S. Treasury
  04-30-10                          2.13     83,435,000(g)         82,828,761
  05-31-10                          2.63     55,985,000(g)         56,019,991
  06-30-10                          2.88    100,910,000           101,406,679
  12-15-10                          4.38     38,595,000            40,081,525
  05-31-13                          3.50      1,555,000             1,566,541
  06-30-13                          3.38     37,770,000            37,837,873
  05-15-18                          3.88     43,950,000            43,582,622
  02-15-26                          6.00    101,218,000           118,543,688
  05-15-37                          5.00     28,505,000            30,633,981
U.S. Treasury Inflation-Indexed Bond
  01-15-14                          2.00     69,702,716(n)         74,013,904
  01-15-15                          1.63    168,931,092(n)        174,496,554
                                                              ---------------
Total                                                           1,037,342,422
-----------------------------------------------------------------------------

ASSET-BACKED (1.9%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                          5.49      8,375,000(m)          8,309,575
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                          2.59      7,675,000(d,k)        7,643,871
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                          6.15      4,525,000(d)          4,374,762
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                          5.75      3,450,000             3,413,982
College Loan Trust Collateralized Mtge Obligation
 Interest Only
 Series 2006-1 Cl AIO
  07-25-08                         20.00      9,725,000(j)            133,339
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
  02-25-36                          4.92      1,050,000               888,578
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
  10-25-46                          5.69      6,775,000             6,025,280
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
  07-25-36                          2.74      1,096,618(k)          1,023,249

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                          2.64%   $10,250,000(k)         $8,550,744
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
  09-15-11                          5.04      5,849,995(d,m)        5,524,289
CPS Auto Trust
 Series 2007-Cl A3 (FSA)
  05-15-12                          5.43      8,099,948(d,m)        7,677,232
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                          5.78      7,000,000(d,m)        6,441,050
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                          4.15         10,354(m)             10,347
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                          2.62      3,167,627(k)          3,127,044
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
  08-25-11                          6.00      6,400,000(j)            972,058
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                          5.88     11,700,000(j)          2,425,925
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
  02-27-12                          6.35     11,633,000(j)          1,628,620
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                          1.50      7,413,000(j)          2,040,058
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                          5.57      2,393,480             2,328,880
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
  06-25-37                          6.31      1,645,000               228,253
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
  06-25-37                          6.66      1,065,000               135,432
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
  06-25-37                          7.01      1,565,000               191,455

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  151

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
ASSET-BACKED (CONT.)
Residential Asset Securities
Series 2006-KS1 Cl A2
  02-25-36                          2.62%      $993,689(k)           $970,089
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                          2.66     14,950,000(k)         12,691,951
SBA CMBS Trust
 Series 2006-1A Cl B
  11-15-36                          5.45      3,850,000(d)          3,794,945
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (FSA)
  10-12-12                          5.24      3,120,000(m)          3,092,482
                                                              ---------------
Total                                                              93,643,490
-----------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (10.6%)(f)
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                          4.99      2,325,000             2,296,369
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                          5.45     15,170,000            14,478,592
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                          4.00        197,575               193,979
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
  07-11-42                          4.57      1,890,000             1,846,179
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A2
  01-12-45                          5.33     10,000,000             9,786,700
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                          5.47      6,850,000             6,400,983
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
  05-15-19                          5.25         98,517                99,088
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
  11-15-30                          5.68     17,625,000            17,777,171
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                          4.15        162,758(d)            162,399
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                          5.43      3,841,000             3,640,689
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                          5.70     15,200,000            14,425,373
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                          5.23      1,800,000             1,751,982
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2007-CD4 Cl A4
  12-11-49                          5.32      7,000,000             6,463,050
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
  06-15-31                          7.03      6,916,213             7,006,173

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                          2.76%    $1,475,000(d,k)       $1,430,994
Credit Suisse Mtge Capital Ctfs
 Series 2006-C4 Cl A3
  09-15-39                          5.47        380,000               361,134
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                          5.72      7,550,000             7,178,039
CS First Boston Mtge Securities
 Series 2001-CP4 Cl A4
  12-15-35                          6.18     12,000,000            12,300,172
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                          4.60      2,900,000             2,793,371
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
  05-15-36                          3.82      2,078,024             2,012,000
CS First Boston Mtge Securities
 Series 2005-C5 Cl A4
  08-15-38                          5.10     22,885,000            21,744,535
Federal Natl Mtge Assn #387486
  07-01-15                          4.70      9,269,359             9,025,052
Federal Natl Mtge Assn #555806
  10-01-13                          5.10        957,523               958,225
Federal Natl Mtge Assn #735029
  09-01-13                          5.32        107,204               108,139
Federal Natl Mtge Assn #735390
  03-01-16                          4.87      2,546,226             2,563,744
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
  08-25-12                          4.72         85,189                83,990
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                          4.77      2,300,000             2,166,591
GE Capital Commercial Mtge
 Series 2005-C3 Cl A5
  07-10-45                          4.98     10,000,000             9,744,497
General Electric Capital Assurance
 Series 2003-1 Cl A3
  05-12-35                          4.77      2,902,631(d)          2,903,340
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                          5.25      3,850,000(d)          3,809,908
GMAC Commercial Mtge Securities
 Series 2004-C3 Cl A5
  12-10-41                          4.86     16,256,000            15,217,079
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
  06-10-36                          4.88      1,675,000             1,655,953
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                          5.44     52,195,000            48,634,931
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl AM
  03-10-39                          5.48      5,150,000             4,598,264

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                          4.96%    $3,075,000            $3,049,308
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                          5.55      5,125,000             4,938,460
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                          3.30      8,650,000(d,k)        7,898,883
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                          5.80      5,475,000             3,325,406
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
  07-12-37                          4.39      2,466,806             2,430,963
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                          4.13      2,438,696             2,387,126
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                          3.97        771,549               743,003
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                          4.77      5,575,000             5,399,298
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
  05-15-41                          5.25      1,100,000             1,089,298
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
  01-12-37                          4.18      2,000,000             1,984,145
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                          4.48      8,917,388             8,729,696
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
  10-15-42                          5.08     18,835,000            17,339,394
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                          5.18     17,910,000            17,182,227
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                          5.48      5,775,000             5,520,035
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                          5.49      4,550,000             4,414,092
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                          5.79     17,250,000            16,365,872
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
  02-12-51                          5.90     13,300,000            12,388,636
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                          6.20      5,700,000(d)          3,862,560
LB-UBS Commercial Mtge Trust
 Series 2002-C4 Cl A4
  09-15-26                          4.56         60,000                59,274

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 152 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
Series 2002-C4 Cl A5
  09-15-31                          4.85%    $3,000,000            $2,966,307
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                          3.97      2,250,000             2,152,710
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                          4.93      5,950,000             5,744,071
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                          5.86      6,925,000             6,832,973
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                          5.37      6,395,000             6,043,424
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                          5.42      5,200,000             4,831,022
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                          5.87      8,075,000             7,693,210
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
  04-15-41                          5.61      1,621,880             1,636,574
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
  04-15-41                          6.15      5,925,000             5,800,694
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
  02-12-51                          4.71      3,625,000             3,589,457
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                          4.34      1,210,760             1,205,151
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                          4.59      2,475,000             2,399,389
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                          5.80      5,575,000             5,493,452
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
  06-11-49                          5.88      7,400,000             7,143,590
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
  08-15-39                          6.10     11,925,000            12,021,948
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                          5.08     13,125,000(d)         12,796,044
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                          4.94     23,240,000            22,027,253
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                          5.09      3,075,000             3,019,674
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                          5.56     37,000,000            35,524,829

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                          5.58%    $3,950,000            $3,928,656
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                          5.73      6,100,000             6,096,361
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                          5.31      2,075,000             1,945,177
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
  11-15-48                          5.34     13,868,000            12,839,354
                                                              ---------------
Total                                                             528,457,681
-----------------------------------------------------------------------------

MORTGAGE-BACKED (42.9%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                          5.69      4,351,208(l)          3,272,566
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                          5.92      4,963,636(l)          4,306,996
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                          6.18      6,632,269(l)          6,212,541
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                          2.65     11,724,755(l)          7,074,865
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                          2.67     15,619,583(l)         11,198,109
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
  01-25-34                          6.00      2,315,981             1,964,369
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 4A1
  01-25-19                          4.75      1,727,806             1,681,371
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
  04-25-34                          6.00      4,292,412             3,943,653
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                          6.00     25,499,460            22,696,511
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
  11-25-46                          7.25        438,754(d,i)          274,221

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
  02-20-36                          5.85%    $5,592,124(l)         $4,425,495
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
  10-25-37                          6.00     19,031,833            16,939,817
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2007-3 Cl 1A2
  09-25-37                          6.00      6,708,902             6,096,715
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                          6.21      7,002,386(l)          5,316,282
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
  08-25-35                          5.10      5,800,000(d,l)        5,353,648
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
  08-25-47                          5.98     16,542,110(l)         15,126,824
Citicorp Mtge Securities
 Collateralized Mtge Obligation
 Series 2005-5 Cl 3A1
  08-25-35                          5.00      8,919,413             7,731,320
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                          7.73      6,467,413(j)            987,380
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
  07-25-18                          4.75      1,521,087             1,480,207
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-20CB Cl 1A1
  10-25-33                          5.50     18,405,007            16,984,371
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
  05-25-35                          2.73      4,937,502(k)          3,746,182
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
  11-25-35                          5.50      2,934,250             2,773,065
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
  11-25-35                          5.50      2,942,191             2,783,543
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                          5.50      5,485,862             5,160,552

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  153

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
Collateralized Mtge Obligation
Series 2005-6CB Cl 1A1
  04-25-35                          7.50%    $2,394,619            $2,301,781
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
  02-25-36                          5.50      2,023,434             1,928,241
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                          6.00      5,663,203             5,290,243
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                          6.00      5,503,605             4,726,221
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
  11-25-36                          6.00     11,914,688            10,167,041
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
  02-25-37                          6.00     15,012,965            13,684,919
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
  02-25-37                          6.00     19,527,826            17,745,912
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
  09-25-37                          6.50     23,437,528            19,438,500
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
  11-25-37                          6.50     22,935,013            20,845,776
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
  06-25-47                          2.83     10,889,036(k)          7,647,806
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                          2.98     19,638,693(k)          9,156,238
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-27 Cl 2A1
  12-25-35                          5.50     16,476,677            14,710,583
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB1 Cl 6A1
  03-25-35                          5.11        225,438(l)            216,105
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
  12-20-35                          5.61      6,745,894(l)          4,889,834

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                          7.00%    $3,025,938(d)         $2,859,284
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
  03-20-36                          5.35      4,081,595(l)          3,211,113
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 2A1
  03-20-36                          5.33      9,212,915(l)          7,007,486
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB5 Cl 2A2
  09-20-36                          5.86      7,663,178(l)          4,948,804
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                          6.50     24,734,791            23,718,344
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
  06-25-47                          6.00     13,120,838(l)         12,450,687
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2003-29 Cl 8A1
  11-25-18                          6.00      1,525,157             1,516,102
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  12-25-34                          6.00     14,450,851            12,067,589
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
  02-25-37                          2.57      4,908,926(k)          4,810,011
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-AR3 Cl 2A1
  06-25-37                          2.59      4,484,718(k)          4,195,570
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
  08-19-45                         15.32     16,663,865(j)             72,904
Federal Home Loan Mtge Corp
  07-01-38                          6.00     44,900,000            45,349,000
  07-01-38                          6.50     52,000,000            53,592,500
Federal Home Loan Mtge Corp #1G3723
  08-01-37                          6.13      4,145,411(l)          4,220,931
Federal Home Loan Mtge Corp #1J1445
  01-01-37                          5.89     18,665,393(l)         19,058,224
Federal Home Loan Mtge Corp #783049
  03-01-35                          4.85      3,015,035(l)          3,015,981
Federal Home Loan Mtge Corp #A27373
  10-01-34                          6.50        508,463               526,090

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #A76134
  04-01-38                          7.00%   $13,736,869           $14,416,736
Federal Home Loan Mtge Corp #B11452
  12-01-18                          6.00      1,330,029             1,362,905
Federal Home Loan Mtge Corp #B11835
  01-01-19                          5.50         88,677                89,884
Federal Home Loan Mtge Corp #B12280
  02-01-19                          5.50        114,040               115,591
Federal Home Loan Mtge Corp #C00356
  08-01-24                          8.00         81,666                88,522
Federal Home Loan Mtge Corp #C14412
  09-01-28                          6.00      1,173,783             1,196,869
Federal Home Loan Mtge Corp #C46101
  08-01-29                          6.50        220,238               229,387
Federal Home Loan Mtge Corp #C53878
  12-01-30                          5.50        866,452               859,818
Federal Home Loan Mtge Corp #C59161
  10-01-31                          6.00      2,374,932             2,417,931
Federal Home Loan Mtge Corp #C79930
  06-01-33                          5.50      2,188,133             2,167,961
Federal Home Loan Mtge Corp #C80198
  08-01-24                          8.00         46,553                50,460
Federal Home Loan Mtge Corp #C80253
  01-01-25                          9.00         48,587                54,036
Federal Home Loan Mtge Corp #C90767
  12-01-23                          6.00      3,249,282             3,317,523
Federal Home Loan Mtge Corp #D95319
  03-01-22                          6.00        342,245               349,746
Federal Home Loan Mtge Corp #D96300
  10-01-23                          5.50        300,973               300,654
Federal Home Loan Mtge Corp #E01127
  02-01-17                          6.50      1,961,778             2,053,894
Federal Home Loan Mtge Corp #E01419
  05-01-18                          5.50      1,120,959             1,137,517
Federal Home Loan Mtge Corp #E98725
  08-01-18                          5.00      3,605,845             3,598,515
Federal Home Loan Mtge Corp #E99684
  10-01-18                          5.00      3,092,560             3,088,679
Federal Home Loan Mtge Corp #G01108
  04-01-30                          7.00      1,651,673             1,746,669
Federal Home Loan Mtge Corp #G01410
  04-01-32                          7.00         67,240                71,005
Federal Home Loan Mtge Corp #G01427
  12-01-31                          6.50        559,875               582,259
Federal Home Loan Mtge Corp #G01535
  04-01-33                          6.00        460,251               471,437
Federal Home Loan Mtge Corp #G02757
  06-01-36                          5.00     30,079,475            28,923,883
Federal Home Loan Mtge Corp #G03419
  07-01-37                          6.00     41,567,619            42,034,443
Federal Home Loan Mtge Corp #G30225
  02-01-23                          6.00      4,223,308             4,315,874
Federal Home Loan Mtge Corp #H01089
  08-01-37                          6.00     34,240,311            34,357,771
Federal Home Loan Mtge Corp #H01724
  09-01-37                          6.00     15,085,526            15,165,078

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 154 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
Collateralized Mtge Obligation
Interest Only
Series 237 Cl IO
  05-15-36                          6.60%    $4,727,010(j)         $1,260,566
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                         74.75         86,319(j)                333
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                         20.00        229,122(j)                965
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                         15.27        143,585(j)             12,462
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only/Inverse Floater
 Series 2817 Cl SA
  06-15-32                         45.20      7,386,227(j,o)          594,473
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1241 Cl K
  03-15-22                          7.00        326,157               326,157
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
  02-15-33                          5.50      4,026,324             4,076,537
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
  01-15-18                          6.50      1,544,373             1,612,559
Federal Natl Mtge Assn
  07-01-23                          5.00     25,000,000            24,718,750
  07-01-23                          5.50      2,000,000             2,013,124
  07-01-38                          5.00     40,000,000            38,337,600
  07-01-38                          5.50     87,000,000            85,749,375
  07-01-38                          6.00     36,500,000            36,819,375
  07-01-38                          6.50     53,500,000            55,071,563
Federal Natl Mtge Assn #125032
  11-01-21                          8.00         20,335                22,037
Federal Natl Mtge Assn #125474
  02-01-27                          7.50        504,447               544,985
Federal Natl Mtge Assn #190353
  08-01-34                          5.00     10,600,945            10,213,555
Federal Natl Mtge Assn #190899
  04-01-23                          8.50        179,863               193,256
Federal Natl Mtge Assn #190988
  06-01-24                          9.00        184,777               200,491
Federal Natl Mtge Assn #252440
  05-01-29                          7.00        104,602               110,603

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #253883
  08-01-16                          6.00%      $464,461              $477,873
Federal Natl Mtge Assn #254224
  02-01-17                          7.00        702,582               736,590
Federal Natl Mtge Assn #254560
  11-01-32                          5.00      2,562,998             2,474,144
Federal Natl Mtge Assn #254675
  01-01-23                          6.50        124,726               129,626
Federal Natl Mtge Assn #254916
  09-01-23                          5.50      3,493,765             3,491,497
Federal Natl Mtge Assn #255364
  09-01-34                          6.00        421,024               426,410
Federal Natl Mtge Assn #255788
  06-01-15                          5.50      3,837,352             3,893,341
Federal Natl Mtge Assn #256171
  03-01-26                          6.00     18,212,638            18,509,920
Federal Natl Mtge Assn #256339
  07-01-36                          5.50     19,099,804            18,705,393
Federal Natl Mtge Assn #257016
  12-01-37                          7.00     39,432,811            41,378,359
Federal Natl Mtge Assn #303727
  02-01-11                          6.00         39,958                41,000
Federal Natl Mtge Assn #323715
  05-01-29                          6.00         60,559                61,674
Federal Natl Mtge Assn #442411
  11-01-28                          6.50        945,047               983,421
Federal Natl Mtge Assn #445254
  12-01-13                          5.50      1,185,879             1,206,249
Federal Natl Mtge Assn #446964
  10-01-28                          6.00      3,068,463             3,124,978
Federal Natl Mtge Assn #450370
  01-01-29                          6.50      1,426,823             1,484,760
Federal Natl Mtge Assn #484820
  04-01-14                          5.50          6,583                 6,696
Federal Natl Mtge Assn #50553
  04-01-22                          8.00         70,948                76,977
Federal Natl Mtge Assn #510587
  08-01-29                          7.00         83,605                88,401
Federal Natl Mtge Assn #545339
  11-01-31                          6.50         77,220                80,974
Federal Natl Mtge Assn #545342
  04-01-13                          7.00        213,518               215,313
Federal Natl Mtge Assn #545869
  07-01-32                          6.50      1,240,339             1,295,890
Federal Natl Mtge Assn #545874
  08-01-32                          6.50        107,396               112,203
Federal Natl Mtge Assn #545885
  08-01-32                          6.50      2,440,883             2,559,876
Federal Natl Mtge Assn #545910
  08-01-17                          6.00      1,214,332             1,251,171
Federal Natl Mtge Assn #555340
  04-01-33                          5.50        119,405               118,873
Federal Natl Mtge Assn #555375
  04-01-33                          6.00      7,527,068             7,699,357
Federal Natl Mtge Assn #555376
  04-01-18                          4.50        157,883               154,400

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555458
  05-01-33                          5.50%    $9,404,857            $9,299,053
Federal Natl Mtge Assn #555528
  04-01-33                          6.00     20,377,509            20,695,509
Federal Natl Mtge Assn #555734
  07-01-23                          5.00      2,856,029             2,787,077
Federal Natl Mtge Assn #555740
  08-01-18                          4.50      1,472,219             1,451,171
Federal Natl Mtge Assn #576603
  03-01-15                          6.00      2,219,153             2,284,618
Federal Natl Mtge Assn #606882
  10-01-31                          7.00        407,215               430,358
Federal Natl Mtge Assn #609621
  11-01-31                          7.00      1,943,600             2,054,058
Federal Natl Mtge Assn #615135
  11-01-16                          6.00        134,651               138,539
Federal Natl Mtge Assn #617746
  08-01-32                          6.50        159,984               166,080
Federal Natl Mtge Assn #626720
  01-01-17                          6.00        115,698               119,039
Federal Natl Mtge Assn #630599
  05-01-32                          7.00      2,794,677             2,953,957
Federal Natl Mtge Assn #634367
  03-01-17                          6.50        728,604               759,781
Federal Natl Mtge Assn #645569
  06-01-32                          7.00        251,182               265,498
Federal Natl Mtge Assn #646938
  06-01-32                          7.00      1,078,744             1,140,226
Federal Natl Mtge Assn #647549
  08-01-17                          6.00      1,073,215             1,103,869
Federal Natl Mtge Assn #650009
  09-01-31                          7.50         13,270                14,331
Federal Natl Mtge Assn #650159
  10-01-32                          6.50      2,047,625             2,152,097
Federal Natl Mtge Assn #652600
  02-01-18                          5.50      4,797,103             4,873,507
Federal Natl Mtge Assn #667604
  10-01-32                          5.50      5,387,025             5,344,834
Federal Natl Mtge Assn #667721
  03-01-33                          6.00      1,599,889             1,628,433
Federal Natl Mtge Assn #667787
  02-01-18                          5.50        576,261               584,719
Federal Natl Mtge Assn #669925
  09-01-17                          6.50      1,810,391             1,902,044
Federal Natl Mtge Assn #670382
  09-01-32                          6.00      4,613,257             4,685,249
Federal Natl Mtge Assn #670387
  08-01-32                          7.00        586,693               619,945
Federal Natl Mtge Assn #672289
  12-01-17                          5.50        315,417               320,595
Federal Natl Mtge Assn #677089
  01-01-33                          5.50        134,650               133,596
Federal Natl Mtge Assn #677695
  02-01-33                          6.50        249,381               261,913
Federal Natl Mtge Assn #678028
  09-01-17                          6.00        402,455               413,950

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  155

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #683116
  02-01-33                          6.00%      $465,993              $473,265
Federal Natl Mtge Assn #684585
  02-01-33                          5.50        450,214               447,520
Federal Natl Mtge Assn #684586
  03-01-33                          6.00      1,427,498             1,454,908
Federal Natl Mtge Assn #684601
  03-01-33                          6.00      1,040,438             1,065,030
Federal Natl Mtge Assn #687051
  01-01-33                          6.00      4,739,500             4,779,151
Federal Natl Mtge Assn #687736
  02-01-33                          5.50      2,403,307             2,382,982
Federal Natl Mtge Assn #688691
  03-01-33                          5.50        428,180               424,559
Federal Natl Mtge Assn #689093
  07-01-28                          5.50      1,297,264             1,289,130
Federal Natl Mtge Assn #694316
  03-01-18                          5.50      1,341,288             1,362,302
Federal Natl Mtge Assn #694546
  03-01-33                          5.50      1,282,140             1,271,297
Federal Natl Mtge Assn #694628
  04-01-33                          5.50      1,992,426             1,983,724
Federal Natl Mtge Assn #694795
  04-01-33                          5.50      2,515,175             2,504,001
Federal Natl Mtge Assn #694988
  03-01-33                          5.50      4,810,392             4,780,264
Federal Natl Mtge Assn #695202
  03-01-33                          6.50      1,514,310             1,570,120
Federal Natl Mtge Assn #704610
  06-01-33                          5.50        142,960               141,751
Federal Natl Mtge Assn #705096
  06-01-18                          5.00        378,291               378,231
Federal Natl Mtge Assn #709901
  06-01-18                          5.00      2,188,988             2,188,685
Federal Natl Mtge Assn #711501
  05-01-33                          5.50      1,129,281             1,123,894
Federal Natl Mtge Assn #720378
  06-01-18                          4.50      2,948,187             2,883,143
Federal Natl Mtge Assn #723687
  08-01-28                          5.50      2,029,088             2,016,366
Federal Natl Mtge Assn #724867
  06-01-18                          5.00         81,224                81,213
Federal Natl Mtge Assn #725232
  03-01-34                          5.00     11,168,203            10,774,044
Federal Natl Mtge Assn #725284
  11-01-18                          7.00         72,356                75,998
Federal Natl Mtge Assn #725424
  04-01-34                          5.50     41,812,717            41,459,106
Federal Natl Mtge Assn #725425
  04-01-34                          5.50     12,817,117            12,714,627
Federal Natl Mtge Assn #725431
  08-01-15                          5.50         58,108                59,106
Federal Natl Mtge Assn #725684
  05-01-18                          6.00      3,789,395             3,906,214
Federal Natl Mtge Assn #725773
  09-01-34                          5.50     15,940,789            15,776,088

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725813
  12-01-33                          6.50%    $5,577,628            $5,783,194
Federal Natl Mtge Assn #726940
  08-01-23                          5.50         48,793                49,029
Federal Natl Mtge Assn #730153
  08-01-33                          5.50        478,431               474,385
Federal Natl Mtge Assn #730231
  08-01-23                          5.50      5,393,505             5,390,003
Federal Natl Mtge Assn #731075
  07-01-18                          5.50        101,449               103,094
Federal Natl Mtge Assn #731417
  09-01-18                          5.50      1,198,574             1,218,709
Federal Natl Mtge Assn #732094
  08-01-18                          5.50         60,637                61,621
Federal Natl Mtge Assn #735212
  12-01-34                          5.00     23,254,805            22,405,005
Federal Natl Mtge Assn #735224
  02-01-35                          5.50     35,719,317            35,417,238
Federal Natl Mtge Assn #735841
  11-01-19                          4.50      7,971,276             7,775,482
Federal Natl Mtge Assn #742840
  10-01-18                          5.50        977,804               992,749
Federal Natl Mtge Assn #743262
  10-01-18                          5.00      2,188,909             2,188,457
Federal Natl Mtge Assn #743455
  10-01-18                          5.50      3,404,998             3,456,542
Federal Natl Mtge Assn #743579
  11-01-33                          5.50         83,991                83,281
Federal Natl Mtge Assn #745079
  12-01-20                          5.00        474,214               471,246
Federal Natl Mtge Assn #745275
  02-01-36                          5.00     28,372,620            27,291,468
Federal Natl Mtge Assn #745278
  06-01-19                          4.50     13,624,203            13,323,619
Federal Natl Mtge Assn #745283
  01-01-36                          5.50     45,785,509            45,269,528
Federal Natl Mtge Assn #745355
  03-01-36                          5.00      8,591,420             8,264,040
Federal Natl Mtge Assn #745392
  12-01-20                          4.50     35,218,216            34,353,168
Federal Natl Mtge Assn #745563
  08-01-34                          5.50     13,050,562            12,940,193
Federal Natl Mtge Assn #747584
  11-01-28                          5.50      3,434,015             3,412,486
Federal Natl Mtge Assn #753074
  12-01-28                          5.50        120,499               119,743
Federal Natl Mtge Assn #756844
  02-01-19                          5.00      1,758,259             1,751,648
Federal Natl Mtge Assn #759330
  01-01-19                          6.50         96,100               100,103
Federal Natl Mtge Assn #759342
  01-01-34                          6.50        637,451               664,942
Federal Natl Mtge Assn #761031
  01-01-34                          5.00        557,827               539,639
Federal Natl Mtge Assn #763703
  04-01-34                          5.50     22,477,630            22,245,391

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #763754
  02-01-29                          5.50%      $116,653              $115,849
Federal Natl Mtge Assn #763798
  03-01-34                          5.50        206,136               204,732
Federal Natl Mtge Assn #765758
  02-01-19                          5.00      2,095,587             2,092,945
Federal Natl Mtge Assn #765760
  02-01-19                          5.00        312,238               311,844
Federal Natl Mtge Assn #776962
  04-01-29                          5.00      7,872,163             7,615,488
Federal Natl Mtge Assn #776987
  04-01-29                          5.00        263,751               255,152
Federal Natl Mtge Assn #779676
  06-01-34                          5.00     21,178,119            20,404,207
Federal Natl Mtge Assn #785506
  06-01-34                          5.00        610,705               588,388
Federal Natl Mtge Assn #785738
  11-01-19                          5.00      7,594,320             7,565,762
Federal Natl Mtge Assn #791447
  10-01-34                          6.00        282,565               286,179
Federal Natl Mtge Assn #797232
  09-01-34                          5.50     13,799,014            13,656,442
Federal Natl Mtge Assn #811114
  02-01-35                          5.50     17,260,223            17,065,709
Federal Natl Mtge Assn #829227
  08-01-35                          6.00        403,053               407,579
Federal Natl Mtge Assn #831809
  09-01-36                          6.00     55,484,600(s)         56,055,701
Federal Natl Mtge Assn #831870
  11-01-36                          6.50        571,754               589,432
Federal Natl Mtge Assn #833731
  07-01-20                          5.00     12,889,584            12,808,889
Federal Natl Mtge Assn #872916
  06-01-36                          6.50        221,065               232,550
Federal Natl Mtge Assn #878661
  02-01-36                          5.50     13,166,802            12,894,908
Federal Natl Mtge Assn #881629
  02-01-36                          5.50      9,990,627             9,784,321
Federal Natl Mtge Assn #883201
  07-01-36                          6.50      2,983,307             3,138,364
Federal Natl Mtge Assn #885871
  06-01-36                          7.00      4,456,383             4,752,453
Federal Natl Mtge Assn #886291
  07-01-36                          7.00        148,634               157,444
Federal Natl Mtge Assn #886404
  08-01-36                          6.50      8,590,765             8,856,374
Federal Natl Mtge Assn #886464
  08-01-36                          6.50      4,527,327             4,667,302
Federal Natl Mtge Assn #887589
  07-01-36                          6.50      5,864,498             6,117,376
Federal Natl Mtge Assn #888414
  11-01-35                          5.00      7,328,352             7,049,101
Federal Natl Mtge Assn #889541
  08-01-37                          6.00     15,145,205            15,312,039
Federal Natl Mtge Assn #899938
  12-01-37                          7.00     18,853,438            19,783,634

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 156 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #928860
  11-01-37                          8.00%    $7,710,923            $8,222,430
Federal Natl Mtge Assn #940811
  07-01-37                          6.50      9,543,899             9,836,949
Federal Natl Mtge Assn #942502
  08-01-37                          7.00     25,818,977            27,092,841
Federal Natl Mtge Assn #950788
  10-01-37                          6.50     25,909,074            26,704,624
Federal Natl Mtge Assn #959716
  11-01-37                          7.00      1,108,918             1,163,630
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                          7.52     16,123,506(j)          4,521,586
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                          9.86      1,388,923(j)            234,829
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                         10.56      1,280,672(j)            179,914
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                          6.57     11,544,303(j)          3,018,802
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-01-37                          6.52     28,954,064(j)          7,490,497
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                          8.00      1,164,145             1,243,516
Govt Natl Mtge Assn
  07-01-38                          5.50     29,000,000            28,855,000
  07-01-38                          6.00     30,000,000            30,450,000
Govt Natl Mtge Assn #604708
  10-15-33                          5.50      3,107,050             3,105,017
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
  08-20-32                         16.51      2,316,984(j)            404,344
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                         44.17        383,269(j)             27,810

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
  01-19-36                          2.82%    $2,996,856(l)         $1,786,098
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
  01-19-38                          2.57      7,217,146(l)          6,560,245
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                          2.73     10,715,814(l)          6,671,897
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
  04-25-35                          4.50     34,804,840(j)             65,259
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-AR25 Cl 3A3
  09-25-36                         19.73     43,404,491(j)            327,118
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
  12-25-35                          5.84      4,163,368(l)          3,532,004
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR35 Cl 2A2
  01-25-37                          2.58      4,400,283(l)          3,306,813
JP Morgan Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-S2 4A5
  11-25-34                          6.00      6,200,552             5,177,946
Lehman Mortgage Trust
 Collateralized Mtge Obligation
 Series 2008-2 Cl 1A2
  03-25-38                          6.00      8,156,944             6,607,762
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
  05-25-37                          6.50     27,274,730            24,139,628
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
  02-25-19                          5.00      2,749,823             2,700,849
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
  05-25-34                          6.00         62,708                58,980
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
  08-25-19                          5.00      1,897,765             1,737,651

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
  09-25-19                          5.00%    $2,720,244            $2,541,470
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-3 Cl 1A2
  04-25-35                          5.50        300,000               257,979
MASTR Asset Securitization Trust
 Collateralized Mtge Obligation
 Series 2004-10 Cl 1A1
  10-25-19                          4.50     13,909,399            13,361,716
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR2 Cl A1
  04-25-37                          2.66     12,711,910(k)         10,026,652
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                          6.00     23,249,813            21,314,597
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
  03-25-36                          6.00      3,516,298             3,172,823
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                          5.93      6,561,558(l)          6,255,593
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
  10-25-33                          5.50      9,277,286             8,375,650
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
  12-25-35                          7.10     15,864,122(j)             37,182
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2004-CB2 Cl 6A
  07-25-19                          4.50      2,114,143             1,945,117
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
  12-25-35                          5.29      6,809,470(l)          6,629,146
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
  09-25-36                          5.93      4,663,048(l)          4,586,195
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
  02-25-46                          4.53      8,043,679(l)          5,923,448

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  157

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MORTGAGE-BACKED (CONT.)
Wells Fargo Mtge Backed Securities Trust
Collateralized Mtge Obligation
Series 2003-16 Cl 1A1
  12-25-18                          4.75%   $18,364,441           $17,186,893
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                          5.00     23,075,651            20,708,089
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
  12-25-35                          5.50     31,238,595            28,983,559
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                          5.50      6,213,138             5,999,561
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
  09-25-36                          6.02      4,402,734(l)          4,341,066
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                          5.11      8,473,071(l)          8,167,077
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
  08-25-37                          6.00     22,059,231            20,883,915
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
  10-25-37                          6.00      8,864,121             7,180,630
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
  11-25-37                          6.00     22,760,083            21,396,256
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-AR9 Cl A2
  12-28-37                          6.39     13,462,041(l)         11,123,169
                                                              ---------------
Total                                                           2,152,618,356
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
DRS Technologies
  11-01-13                          6.88        549,000               549,000
Moog
 Sr Sub Nts
  06-15-18                          7.25      1,285,000(d)          1,265,725
                                                              ---------------
Total                                                               1,814,725
-----------------------------------------------------------------------------

BANKING (3.6%)
Bank of America
 Sr Unsecured
  05-01-18                          5.65     39,945,000            37,309,030
Citigroup
 Sr Unsecured
  02-14-11                          5.13      5,355,000             5,334,624

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
BANKING (CONT.)
  04-11-13                          5.50%   $11,355,000           $11,082,219
  05-15-18                          6.13     25,715,000            24,608,406
Credit Suisse New York
 Sub Nts
  02-15-18                          6.00      6,320,000             6,104,614
JPMorgan Chase & Co
 Sr Nts
  01-15-18                          6.00     21,300,000            20,697,210
JPMorgan Chase Bank
 Sub Nts
  10-01-17                          6.00     13,975,000            13,575,916
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                          5.63     21,440,000            17,813,776
Popular North America
  10-01-08                          3.88     39,301,000            39,218,390
                                                              ---------------
Total                                                             175,744,185
-----------------------------------------------------------------------------

BROKERAGE (1.4%)
Lehman Brothers Holdings
 Sr Unsecured
  05-02-18                          6.88     18,895,000            18,292,344
Merrill Lynch & Co
  02-05-13                          5.45      5,805,000             5,447,993
  04-25-18                          6.88     19,625,000            18,649,638
Morgan Stanley
 Sr Unsecured
  04-01-18                          6.63     30,130,000            28,548,927
                                                              ---------------
Total                                                              70,938,902
-----------------------------------------------------------------------------

CHEMICALS (0.1%)
Airgas
  10-01-18                          7.13      3,770,000(d)          3,770,000
NALCO
  11-15-11                          7.75      2,095,000             2,095,000
                                                              ---------------
Total                                                               5,865,000
-----------------------------------------------------------------------------

CONSUMER PRODUCTS (0.6%)
Clorox
 Sr Unsecured
  10-15-12                          5.45      5,945,000             5,924,371
  03-01-13                          5.00     25,065,000            24,504,045
                                                              ---------------
Total                                                              30,428,416
-----------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (--%)
Tyco Electronics Group
  10-01-12                          6.00      2,180,000(c)          2,201,181
-----------------------------------------------------------------------------

ELECTRIC (2.2%)
Consumers Energy
 1st Mtge Series H
  02-17-09                          4.80     15,785,000(s)         15,830,271
Duke Energy Carolinas LLC
 Sr Unsecured Series D
  03-01-10                          7.38     11,935,000            12,541,799

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
ELECTRIC (CONT.)
Exelon
 Sr Unsecured
  06-15-10                          4.45%   $14,945,000           $14,812,811
FirstEnergy
 Sr Unsecured Series B
  11-15-11                          6.45      2,785,000             2,870,277
Florida Power
 1st Mtge
  06-15-38                          6.40      6,965,000             7,074,058
Indiana Michigan Power
 Sr Unsecured
  03-15-37                          6.05     14,680,000(s)         12,827,604
IPALCO Enterprises
 Sr Secured
  11-14-11                          8.63      1,765,000             1,835,600
Majapahit Holding
  10-17-16                          7.75        620,000(c,d)          591,325
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                          8.56        107,689               111,189
Nevada Power
 Series M
  03-15-16                          5.95      4,736,000             4,698,652
NiSource Finance
  03-01-13                          6.15      4,740,000             4,727,524
Northern States Power
 1st Mtge
  03-01-18                          5.25      1,395,000             1,376,168
Northern States Power
 Sr Unsecured
  08-01-09                          6.88      5,360,000             5,511,018
Portland General Electric
  03-15-10                          7.88      3,190,000             3,346,214
Potomac Electric Power
 Sr Secured
  06-01-35                          5.40      3,385,000             2,845,722
Progress Energy Carolinas
 1st Mtge
  04-01-38                          6.30      2,215,000             2,235,910
Sierra Pacific Power
 Series M
  05-15-16                          6.00     18,866,000            18,657,569
                                                              ---------------
Total                                                             111,893,711
-----------------------------------------------------------------------------

ENTERTAINMENT (--%)
United Artists Theatre Circuit
 Pass-Through Ctfs
  07-01-15                          9.30      2,026,570(i)          2,036,703
-----------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 158 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)

FOOD AND BEVERAGE (1.6%)
Cadbury Schweppes US Finance LLC
  10-01-08                          3.88%   $36,970,000(d,s)      $36,932,144
ConAgra Foods
 Sr Unsecured
  09-15-11                          6.75      4,725,000             4,920,076
Cott Beverages USA
  12-15-11                          8.00      3,250,000             2,730,000
Dr Pepper Snapple Group
 Sr Nts
  05-01-18                          6.82     10,685,000(d)         10,729,086
Kraft Foods
 Sr Unsecured
  01-26-39                          6.88     10,560,000            10,327,152
Molson Coors Capital Finance
  09-22-10                          4.85     16,215,000(c,s)       16,237,490
                                                              ---------------
Total                                                              81,875,948
-----------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                          8.00        380,000               347,700
-----------------------------------------------------------------------------

GAS PIPELINES (1.4%)
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                          7.75      4,080,000             4,301,952
Colorado Interstate Gas
 Sr Unsecured
  11-15-15                          6.80     17,510,000            17,885,677
Kinder Morgan Energy Partners LP
 Sr Unsecured
  03-15-11                          6.75      2,900,000             2,989,253
Northern Natural Gas
 Sr Unsecured
  02-15-37                          5.80      2,040,000(d)          1,859,533
Northwest Pipeline
 Sr Unsecured
  04-15-17                          5.95      9,900,000             9,680,418
Southern Natural Gas
 Sr Unsecured
  04-01-17                          5.90      8,740,000(d,s)        8,349,628
Southern Star Central
 Sr Nts
  03-01-16                          6.75      1,750,000(s)          1,662,500
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                          6.40     16,945,000            16,923,819
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
  08-15-11                          7.00      7,125,000             7,410,000
                                                              ---------------
Total                                                              71,062,780
-----------------------------------------------------------------------------

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)

HEALTH CARE (0.2%)
Cardinal Health
 Sr Unsecured
  06-15-12                          5.65%    $4,810,000            $4,811,540
  06-15-13                          5.50      4,510,000             4,488,487
Omnicare
  12-15-13                          6.75      2,180,000             2,049,200
  12-15-15                          6.88        375,000               346,875
                                                              ---------------
Total                                                              11,696,102
-----------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.4%)
Coventry Health Care
 Sr Unsecured
  08-15-14                          6.30      4,225,000             3,982,908
  03-15-17                          5.95      2,675,000             2,326,480
UnitedHealth Group
 Sr Unsecured
  11-15-37                          6.63      7,800,000             7,183,262
  02-15-38                          6.88      8,455,000             7,992,680
                                                              ---------------
Total                                                              21,485,330
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (1.8%)
Anadarko Petroleum
 Sr Unsecured
  09-15-09                          3.18      2,760,000(k)          2,728,401
  09-15-16                          5.95     14,780,000            14,787,937
Canadian Natural Resources
 Sr Unsecured
  02-01-39                          6.75      6,270,000(c)          6,310,943
EnCana
 Sr Nts
  10-15-13                          4.75      1,940,000(c)          1,900,870
EnCana
 Sr Unsecured
  11-01-11                          6.30     18,820,000(c)         19,307,249
Nexen
  11-20-13                          5.05      4,495,000(c)          4,432,250
Quicksilver Resources
  08-01-15                          7.75      5,355,000             5,314,838
Sandridge Energy
 Sr Nts
  06-01-18                          8.00      1,060,000(d)          1,062,650
XTO Energy
 Sr Unsecured
  02-01-14                          4.90     19,010,000            18,493,688
  01-31-15                          5.00      7,415,000             7,158,649
  06-30-15                          5.30      8,255,000             8,052,975
                                                              ---------------
Total                                                              89,550,450
-----------------------------------------------------------------------------

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)

INTEGRATED ENERGY (0.8%)
Marathon Oil
 Sr Unsecured
  03-15-18                          5.90%   $16,135,000           $15,922,017
Petro-Canada
 Sr Unsecured
  05-15-38                          6.80     16,230,000(c)         15,897,415
Suncor Energy
 Sr Unsecured
  06-01-39                          6.85      9,175,000(c)          9,318,589
TNK-BP Finance
  03-13-18                          7.88        705,000(c,d)          688,341
                                                              ---------------
Total                                                              41,826,362
-----------------------------------------------------------------------------

LIFE INSURANCE (1.0%)
Metropolitan Life Global Funding I
 Sr Secured
  04-10-13                          5.13     17,080,000(d)         16,961,295
Pacific Life Global Funding
  04-15-13                          5.15      5,034,000(d)          4,983,257
Pricoa Global Funding I
 Secured
  10-18-12                          5.40     15,605,000(d)         15,492,020
Principal Life Income Funding Trusts
 Sr Secured
  12-14-12                          5.30      7,370,000             7,374,127
  04-24-13                          5.30      2,535,000             2,535,887
Prudential Financial
 Sr Unsecured
  12-01-37                          6.63      5,230,000             4,907,152
                                                              ---------------
Total                                                              52,253,738
-----------------------------------------------------------------------------

MEDIA CABLE (1.1%)
Comcast
  03-15-11                          5.50     15,965,000            16,046,741
  03-15-37                          6.45     18,905,000            17,594,713
  05-15-38                          6.40      7,105,000             6,582,498
Comcast MO of Delaware LLC
  09-01-08                          9.00     12,700,000            12,756,248
CSC Holdings
 Sr Unsecured Series B
  07-15-09                          8.13      3,077,000             3,100,078
                                                              ---------------
Total                                                              56,080,278
-----------------------------------------------------------------------------

MEDIA NON CABLE (2.6%)
British Sky Broadcasting Group
  02-23-09                          6.88     19,842,000(c)         20,142,805
  02-15-18                          6.10     11,305,000(c,d)       11,120,457
DIRECTV Holdings LLC/Finance
 Sr Nts
  05-15-16                          7.63      4,830,000(d)          4,745,475
EchoStar DBS
  10-01-13                          7.00        285,000               271,463
  10-01-14                          6.63        820,000               758,500
  02-01-16                          7.13      1,125,000             1,037,813
News America
  12-15-35                          6.40     10,720,000            10,144,529
  11-15-37                          6.65      5,650,000             5,516,846

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  159

RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
MEDIA NON CABLE (CONT.)
Reed Elsevier Capital
  08-01-11                          6.75%    $9,625,000            $9,977,468
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                          6.13     22,440,000            20,948,031
Thomson
  08-15-09                          4.25      8,150,000(c)          8,095,314
Thomson Reuters
  10-01-14                          5.70     22,090,000(c)         21,748,929
  07-15-18                          6.50     14,955,000(c)         14,902,314
                                                              ---------------
Total                                                             129,409,944
-----------------------------------------------------------------------------

NON CAPTIVE CONSUMER (--%)
American Express
 Sr Unsecured
  03-19-38                          8.15      1,370,000             1,491,067
-----------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Gaz Capital
 Sr Unsecured
  11-22-16                          6.21        600,000(c,d)          555,000
-----------------------------------------------------------------------------

PACKAGING (0.1%)
Owens-Brockway Glass Container
  05-15-13                          8.25      6,445,000             6,606,125
-----------------------------------------------------------------------------

PAPER (--%)
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                          8.00      1,370,000             1,096,000
-----------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Berkshire Hathaway Finance
  05-15-18                          5.40      5,640,000(d)          5,626,464
-----------------------------------------------------------------------------

RAILROADS (0.7%)
CSX
 Sr Unsecured
  03-15-12                          6.30      5,375,000             5,385,594
  03-15-13                          5.75     13,081,000            12,821,957
  04-01-15                          6.25     16,185,000            16,239,964
                                                              ---------------
Total                                                              34,447,515
-----------------------------------------------------------------------------

REITS (0.2%)
Brandywine Operating Partnership LP
  05-01-17                          5.70      2,620,000             2,226,285
ERP Operating LP
 Sr Unsecured
  06-15-17                          5.75      5,415,000             5,010,878
Simon Property Group LP
 Sr Unsecured
  12-01-16                          5.25      1,185,000             1,088,663
                                                              ---------------
Total                                                               8,325,826
-----------------------------------------------------------------------------

RESTAURANTS (0.1%)
McDonald's
 Sr Unsecured
  03-01-18                          5.35      4,395,000             4,287,920
-----------------------------------------------------------------------------

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)

RETAILERS (0.6%)
Home Depot
 Sr Unsecured
  03-01-11                          5.20%    $2,565,000            $2,543,911
Kohl's
 Sr Unsecured
  12-15-17                          6.25      5,260,000(s)          5,014,737
Macys Retail Holdings
  07-15-09                          4.80     21,236,000            20,811,449
                                                              ---------------
Total                                                              28,370,097
-----------------------------------------------------------------------------

SUPERMARKETS (0.1%)
Kroger
  04-15-12                          6.75      5,105,000             5,342,791
-----------------------------------------------------------------------------

TECHNOLOGY (--%)
Communications & Power Inds
  02-01-12                          8.00        140,000               136,850
-----------------------------------------------------------------------------

TOBACCO (0.2%)
Philip Morris Intl
 Sr Unsecured
  05-16-18                          5.65     11,030,000            10,720,741
-----------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
Erac USA Finance
  10-15-17                          6.38     28,540,000(d)         24,809,537
-----------------------------------------------------------------------------

TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
  07-15-22                         10.25    20,345,000,000(c)       1,751,025
-----------------------------------------------------------------------------

WIRELESS (0.1%)
Nextel Communications
 Series D
  08-01-15                          7.38      3,725,000             3,091,750
-----------------------------------------------------------------------------

WIRELINES (4.8%)
AT&T
 Sr Unsecured
  03-15-11                          6.25     14,743,000            15,244,601
  01-15-38                          6.30     22,555,000            21,320,565
  05-15-38                          6.40      8,360,000             8,007,375
Citizens Communications
 Sr Unsecured
  01-15-13                          6.25      2,475,000             2,295,563
Telecom Italia Capital
  11-15-13                          5.25     44,982,000(c)         42,492,066
Telefonica Europe
  09-15-10                          7.75     22,715,000(c)         23,940,520
TELUS
 Sr Unsecured
  06-01-11                          8.00     56,731,000(c)         60,910,145
Verizon Communications
  04-15-38                          6.90     13,145,000            13,079,012
Verizon New York
 Sr Unsecured Series A
  04-01-12                          6.88     34,310,000            35,781,762

BONDS (CONTINUED)
                                  COUPON     PRINCIPAL
ISSUER                             RATE        AMOUNT                VALUE(A)
WIRELINES (CONT.)
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                          5.65%   $12,583,000           $12,681,651
Windstream
  08-01-16                          8.63      2,173,000             2,167,568
  03-15-19                          7.00        300,000               272,250
                                                              ---------------
Total                                                             238,193,078
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $5,305,049,915)                                         $5,177,064,862
-----------------------------------------------------------------------------

MUNICIPAL BONDS (0.2%)
NAME OF
ISSUER AND
TITLE OF                           COUPON       PRINCIPAL
ISSUE                               RATE          AMOUNT                  VALUE(A)
TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                             6.71%    $13,310,000            $11,540,569
----------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $13,213,092)                                                    $11,540,569
----------------------------------------------------------------------------------

SENIOR LOANS (0.5%)(p)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
CONSUMER CYCLICAL SERVICES (--%)
West Corp
 Tranche B2 Term Loan
  10-24-13                        4.86-5.30%     $2,473,750             $2,258,534
----------------------------------------------------------------------------------

HEALTH CARE (0.3%)
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD         303,472(e,q,r)         285,676
Community Health Systems
 Term Loan
  07-25-14                        4.73-4.90       5,933,748              5,585,793
HCA
 Tranche B Term Loan
  11-17-13                             5.05       7,160,617              6,717,947
                                                                   ---------------
Total                                                                   12,589,416
----------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Charter Communications
 Term Loan
  09-06-14                        4.89-4.90       5,149,095              4,517,713
----------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
Idearc
 Tranche B Term Loan
  11-17-14                        4.39-4.70       3,561,338              2,844,619

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 160 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                  VALUE(A)
MEDIA NON CABLE (CONT.)
Nielsen Finance
Term Loan
  08-09-13                             4.73%     $3,099,256(c)          $2,880,386
                                                                   ---------------
Total                                                                    5,725,005
----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $27,638,861)                                                    $25,090,668
----------------------------------------------------------------------------------

COMMON STOCKS (--%)
ISSUER                                            SHARES                   VALUE(A)
PAPER & FOREST PRODUCTS
Crown Paper Escrow                                3,450,000(b,i)                 $3
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $--)                                                                      $3
-----------------------------------------------------------------------------------

MONEY MARKET FUND (5.9%)(h)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.57%                               296,593,436(u)         $296,593,436
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $296,593,436)                                                   $296,593,436
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,642,495,304)(v)                                            $5,510,289,538
===================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                               NUMBER OF                                             UNREALIZED
                                                               CONTRACTS          NOTIONAL         EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                                          LONG (SHORT)      MARKET VALUE          DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                              19            $2,196,281      Sept. 2008           $13,029
U.S. Treasury Note, 2-year                                        1,153           243,517,209      Sept. 2008           440,741
U.S. Treasury Note, 5-year                                         (939)         (103,810,854)     Sept. 2008        (1,117,043)
U.S. Treasury Note, 10-year                                      (3,502)         (398,954,424)     Sept. 2008        (4,354,980)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                               $(5,018,253)
---------------------------------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                                                         NOTIONAL
                                            REFERENCED       BUY/SELL    PAY/RECEIVE     EXPIRATION     PRINCIPAL     UNREALIZED
COUNTERPARTY                                  ENTITY        PROTECTION   FIXED RATE         DATE          AMOUNT     APPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                   Home Depot     Buy           .50%      March 20, 2011   $2,390,000        $34,600
---------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing            Kinder Morgan     Buy           .41       March 20, 2011    2,900,000         22,869
                                           Energy Partners
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                ConAgra Foods     Buy           .18       Sept. 20, 2011    4,725,000         47,257
---------------------------------------------------------------------------------------------------------------------------------
Citibank                                     Reed Elsevier     Buy           .26       Sept. 20, 2011    2,343,000         20,584
                                                   Capital
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                                  FirstEnergy     Buy           .60        Dec. 20, 2011    2,785,000         10,950
---------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                                Kroger     Buy           .36       March 20, 2012    5,105,000         34,950
---------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                       Cardinal Health     Buy          .225        June 20, 2012    4,810,000         40,650
---------------------------------------------------------------------------------------------------------------------------------
Citibank                                            Clorox     Buy           .31        Dec. 20, 2012    3,800,000         65,052
---------------------------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank                      NiSource Finance     Buy           .55        Dec. 20, 2012    4,740,000        146,351
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                    $423,263
---------------------------------------------------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  161

RiverSource VP - Diversified Bond Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2008

                                                        CURRENCY TO BE        CURRENCY TO BE        UNREALIZED        UNREALIZED
EXCHANGE DATE                                              DELIVERED             RECEIVED          APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                 10,445,000            9,886,245             $--          $(95,932)
                                                       Australian Dollar          U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                 12,476,000              115,776              --            (1,884)
                                                            Japanese Yen          U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                              1,582,401,000           14,638,036              --          (285,414)
                                                            Japanese Yen          U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                    416,000              397,003              --           (10,340)
                                                             Swiss Franc          U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                 25,125,000           24,068,167              --          (534,036)
                                                             Swiss Franc          U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                  9,957,319            5,084,000         152,570                --
                                                             U.S. Dollar        British Pound
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                  4,913,999            2,473,000          12,217                --
                                                             U.S. Dollar        British Pound
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                 24,342,636          126,432,000         424,074                --
                                                             U.S. Dollar      Norwegian Krone
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                    232,155            1,205,000           3,892                --
                                                             U.S. Dollar      Norwegian Krone
---------------------------------------------------------------------------------------------------------------------------------
July 23, 2008                                                 10,024,876           60,349,000              --            (1,956)
                                                             U.S. Dollar        Swedish Krona
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                $592,753         $(929,562)
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 6.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $234,698,695 or 4.7% of net assets.

(e) At June 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $303,472. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(h) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.9% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 4.0% of net assets.

(i)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES               COST
----------------------------------------------------------------------------------------------
Banc of America Funding Collateralized Mtge Obligation
  7.25% 2046                                                     11-14-06             $434,929
Crown Paper Escrow                                               04-16-07                   --
United Artists Theatre Circuit Pass-Through Ctfs
  9.30% 2015                                                     12-08-95            2,026,570

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield

--------------------------------------------------------------------------------

 162 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Bond Fund
     to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2008.

(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(l) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(m) The following abbreviations are used in the portfolio security description(s) to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(n) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(o) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2008. At June 30, 2008, the value of inverse floaters represented 0.01% of net assets.

(p) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(q) At June 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Community Health Systems                                              $303,472

(r) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(s) At June 30, 2008, investments in securities included securities valued at $9,356,890 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(t) This us a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the GDP level of the previous year. To the extent that the previous year's GDP exceeds the 'base case GDP' an interest payment is made equal to
     0.012225 of the difference.

(u) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(v) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $5,642,495,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $31,075,000
Unrealized depreciation                                               (163,280,000)
----------------------------------------------------------------------------------
Net unrealized depreciation                                          $(132,205,000)
----------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  163

RiverSource VP - Diversified Bond Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                          FAIR VALUE AT JUNE 30, 2008
                                              -----------------------------------------------------------------------------------
                                                  LEVEL 1                 LEVEL 2
                                               QUOTED PRICES               OTHER                LEVEL 3
                                                 IN ACTIVE              SIGNIFICANT           SIGNIFICANT
                                                MARKETS FOR              OBSERVABLE           UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS             INPUTS                INPUTS                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                       $445,771,105           $4,989,180,888         $75,337,545          $5,510,289,538
Other financial instruments*                      (5,355,062)                 423,263                  --              (4,931,799)
---------------------------------------------------------------------------------------------------------------------------------
Total                                           $440,416,043           $4,989,604,151         $75,337,545          $5,505,357,739
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                INVESTMENTS IN    OTHER FINANCIAL
                                                                  SECURITIES        INSTRUMENTS
-------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                      $143,230,742        $(812,238)
   Accrued discounts/premiums                                      (1,398,718)              --
   Realized gain (loss)                                            (3,719,114)               *
   Change in unrealized appreciation (depreciation)               (16,829,060)         812,238
   Net purchases (sales)                                          (27,243,510)              --
   Transfers in and/or out of Level 3                             (18,702,795)              --
-------------------------------------------------------------------------------------------------
Balance as of June 30, 2008                                       $75,337,545              $--
-------------------------------------------------------------------------------------------------

* The realized gain (loss) earned during the period from Jan. 1, 2008 to June 30, 2008 for Other financial instruments was $(921,808).

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 164 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Diversified Equity Income Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES

COMMON STOCKS (97.6%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (2.1%)
Boeing                                              379,142             $24,917,212
Goodrich                                            353,954              16,798,657
Honeywell Intl                                      703,983              35,396,265
                                                                    ---------------
Total                                                                    77,112,134
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service Cl B                          572,085              35,166,065
-----------------------------------------------------------------------------------

AIRLINES (0.5%)
AMR                                                 769,259(b,d)          3,938,606
Continental Airlines Cl B                           334,619(b)            3,382,998
Delta Air Lines                                     639,090(b)            3,642,813
Northwest Airlines                                  658,958(b)            4,388,660
UAL                                                 251,103               1,310,758
US Airways Group                                    664,355(b)            1,660,888
                                                                    ---------------
Total                                                                    18,324,723
-----------------------------------------------------------------------------------

AUTOMOBILES (1.7%)
Ford Motor                                        9,517,844(b,d)         45,780,829
General Motors                                    1,470,081(d)           16,905,932
                                                                    ---------------
Total                                                                    62,686,761
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Genentech                                           142,874(b)           10,844,137
-----------------------------------------------------------------------------------

CHEMICALS (4.5%)
Air Products & Chemicals                            188,271              18,612,471
Dow Chemical                                      2,023,129              70,627,433
EI du Pont de Nemours & Co                        1,737,176              74,507,479
                                                                    ---------------
Total                                                                   163,747,383
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
US Bancorp                                          383,158              10,686,276
Wells Fargo & Co                                    276,730               6,572,338
                                                                    ---------------
Total                                                                    17,258,614
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Waste Management                                    475,994              17,949,734
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
Telefonaktiebolaget LM Ericsson ADR                 801,270(c,d)          8,333,208
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.2%)
Hewlett-Packard                                   1,174,045              51,904,529
IBM                                                 538,609              63,841,325
                                                                    ---------------
Total                                                                   115,745,854
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.8%)
Fluor                                               144,523              26,892,840
Insituform Technologies Cl A                        163,709(b)            2,493,288
                                                                    ---------------
Total                                                                    29,386,128
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSTRUCTION MATERIALS (0.5%)
CEMEX ADR                                           712,728(b,c)        $17,604,382
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Temple-Inland                                        76,645                 863,789
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.1%)
Bank of America                                   1,308,069              31,223,608
Citigroup                                         1,494,923              25,054,909
JPMorgan Chase & Co                                 591,908              20,308,363
                                                                    ---------------
Total                                                                    76,586,880
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
AT&T                                              1,419,431              47,820,630
BT Group                                          2,208,028(c)            8,792,386
Deutsche Telekom ADR                              1,895,125(c)           31,023,196
FairPoint Communications                             15,634                 112,721
Telefonos de Mexico ADR Series L                    598,951(c)           14,183,160
Telmex Internacional ADR                            598,951(b,c)          9,643,111
Verizon Communications                              832,985              29,487,669
                                                                    ---------------
Total                                                                   141,062,873
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
ABB ADR                                             844,798(b,c)         23,924,680
Hubbell Cl B                                        131,428               5,240,034
                                                                    ---------------
Total                                                                    29,164,714
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Tyco Electronics                                    149,376(c)            5,350,648
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (8.5%)
Baker Hughes                                        624,494              54,543,306
BJ Services                                         903,513              28,858,205
Halliburton                                       1,805,934              95,840,918
Schlumberger                                        514,081              55,227,722
Tenaris ADR                                         379,572(c)           28,278,114
Transocean                                          295,621(b)           45,049,684
                                                                    ---------------
Total                                                                   307,797,949
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.4%)
Wal-Mart Stores                                   1,573,792              88,447,110
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.0%)
Carnival Unit                                     1,455,384              47,969,456
Royal Caribbean Cruises                           1,066,199(d)           23,957,492
                                                                    ---------------
Total                                                                    71,926,948
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Centex                                              173,265               2,316,553
DR Horton                                           272,295               2,954,401
KB Home                                             169,019               2,861,492
Pulte Homes                                         290,998               2,802,311

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOUSEHOLD DURABLES (CONT.)
Stanley Works                                       829,638             $37,192,671
Whirlpool                                           382,555              23,615,120
                                                                    ---------------
Total                                                                    71,742,548
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.7%)
3M                                                  493,074              34,313,020
General Electric                                    939,339              25,070,958
McDermott Intl                                      813,100(b)           50,322,758
Tyco Intl                                           580,095(c)           23,227,004
                                                                    ---------------
Total                                                                   132,933,740
-----------------------------------------------------------------------------------

INSURANCE (11.3%)
ACE                                               1,137,063(c)           62,640,801
Allstate                                            612,108              27,906,004
American Intl Group                                 596,889              15,793,683
Aon                                                 573,253              26,335,243
Axis Capital Holdings                               484,358(c)           14,438,712
Endurance Specialty Holdings                        617,612(c)           19,016,273
Everest Re Group                                     89,943(c)            7,169,357
Lincoln Natl                                        348,046              15,773,445
Loews                                               726,936              34,093,298
Marsh & McLennan Companies                        2,116,230              56,185,907
Montpelier Re Holdings                              936,939(c)           13,819,850
PartnerRe                                           167,139(c)           11,554,319
RenaissanceRe Holdings                              348,851(c)           15,583,174
Travelers Companies                               1,473,035              63,929,718
XL Capital Cl A                                   1,139,637(c)           23,430,937
                                                                    ---------------
Total                                                                   407,670,721
-----------------------------------------------------------------------------------

IT SERVICES (0.3%)
Computer Sciences                                   198,366(b)            9,291,463
-----------------------------------------------------------------------------------

MACHINERY (11.6%)
Caterpillar                                       1,925,872             142,167,871
Deere & Co                                          767,648              55,370,450
Eaton                                               822,238              69,865,563
Illinois Tool Works                               1,040,715              49,444,370
Ingersoll-Rand Cl A                               1,352,180(c)           50,612,097
Parker Hannifin                                     704,311              50,231,461
                                                                    ---------------
Total                                                                   417,691,812
-----------------------------------------------------------------------------------

MEDIA (0.8%)
CBS Cl B                                          1,459,308              28,441,913
-----------------------------------------------------------------------------------

METALS & MINING (0.8%)
Alcoa                                               807,047              28,747,014
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
JC Penney                                           191,539               6,950,950
Macy's                                              903,848              17,552,729
Nordstrom                                           220,781               6,689,664
                                                                    ---------------
Total                                                                    31,193,343
-----------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  165

RiverSource VP - Diversified Equity Income Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

OIL, GAS & CONSUMABLE FUELS (13.5%)
Anadarko Petroleum                                  255,193             $19,098,644
Apache                                              193,303              26,869,117
BP ADR                                              973,788(c)           67,746,431
Chevron                                             922,663              91,463,584
ConocoPhillips                                      891,746              84,171,905
Devon Energy                                         99,393              11,943,063
EnCana                                              202,066(c)           18,373,861
Marathon Oil                                      1,006,730              52,219,085
Petroleo Brasileiro ADR                             797,086(c)           56,457,601
Pioneer Natural Resources                           269,420              21,090,198
Spectra Energy                                      317,284               9,118,742
Total ADR                                           307,121(c)           26,188,208
Valero Energy                                       111,939               4,609,648
                                                                    ---------------
Total                                                                   489,350,087
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (2.1%)
Intl Paper                                        2,243,270              52,268,190
Louisiana-Pacific                                   358,130               3,040,524
Weyerhaeuser                                        436,441              22,319,593
                                                                    ---------------
Total                                                                    77,628,307
-----------------------------------------------------------------------------------

PHARMACEUTICALS (3.9%)
Abbott Laboratories                                 350,097              18,544,638
Bristol-Myers Squibb                                469,286               9,634,442
Eli Lilly & Co                                      198,739               9,173,792
Johnson & Johnson                                   489,453              31,491,406
Merck & Co                                          943,809              35,572,161
Pfizer                                            1,324,195              23,133,687
Wyeth                                               244,673              11,734,517
                                                                    ---------------
Total                                                                   139,284,643
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Simon Property Group                                111,409             $10,014,555
-----------------------------------------------------------------------------------

ROAD & RAIL (1.3%)
Burlington Northern Santa Fe                        229,430              22,917,763
Union Pacific                                       321,026              24,237,463
                                                                    ---------------
Total                                                                    47,155,226
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.3%)
Intel                                             4,761,027             102,266,860
Micron Technology                                   502,421(b)            3,014,526
STMicroelectronics                                1,666,264(c)           17,212,507
Taiwan Semiconductor Mfg ADR                      3,145,203(c)           34,314,165
                                                                    ---------------
Total                                                                   156,808,058
-----------------------------------------------------------------------------------

SOFTWARE (0.7%)
Microsoft                                           915,030              25,172,475
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Home Depot                                        2,031,609              47,580,283
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Fannie Mae                                          573,832              11,195,462
-----------------------------------------------------------------------------------

TOBACCO (2.9%)
Altria Group                                        522,120              10,734,787
Lorillard                                           962,089(b,d)         66,538,048
Philip Morris Intl                                  522,120              25,787,507
                                                                    ---------------
Total                                                                   103,060,342
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,596,415,920)                                               $3,530,322,026
-----------------------------------------------------------------------------------

PREFERRED STOCKS (0.2%)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS
Schering-Plough
 6.00% Cv                                            40,000              $7,622,800
-----------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $10,000,000)                                                      $7,622,800
-----------------------------------------------------------------------------------

BONDS (0.3%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
  11-15-25                           3.50%       $11,148,000            $10,961,271
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $11,148,000)                                                     $10,961,271
-----------------------------------------------------------------------------------

MONEY MARKET FUND (3.1%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%         111,115,499(f)         $111,115,499
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $111,115,499)                                                   $111,115,499
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,728,679,419)(g)                                            $3,660,021,596
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 16.8% of net assets.

(d) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.2% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.9% of net assets.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $3,728,679,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $490,545,000
Unrealized depreciation                                               (559,203,000)
----------------------------------------------------------------------------------
Net unrealized depreciation                                           $(68,658,000)
----------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 166 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                           FAIR VALUE AT JUNE 30, 2008
                                                 --------------------------------------------------------------------------------
                                                     LEVEL 1                LEVEL 2
                                                  QUOTED PRICES              OTHER              LEVEL 3
                                                    IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                   MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS           INPUTS               INPUTS                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                         $3,641,437,525          $18,584,071              $--             $3,660,021,596

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  167

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Bond Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (95.8%)(c)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ARGENTINA (0.2%)
Republic of Argentina
  09-12-13                           7.00%       $1,752,000              $1,361,304
  04-17-17                           7.00           730,000                 502,946
Republic of Argentina
 Sr Unsecured
  12-15-35                           0.00         4,700,000(n)              465,300
                                                                    ---------------
Total                                                                     2,329,550
-----------------------------------------------------------------------------------

AUSTRALIA (1.4%)
Commonwealth Bank of Australia
 (European Monetary Unit) Sr Unsub
  11-12-09                           3.38         1,555,000               2,378,096
New South Wales Treasury
 (Australian Dollar)
  05-01-12                           6.00        18,150,000              16,644,256
Telstra
 Sr Unsub
  04-01-12                           6.38         1,050,000               1,094,790
                                                                    ---------------
Total                                                                    20,117,142
-----------------------------------------------------------------------------------

AUSTRIA (1.0%)
Republic of Austria
 (European Monetary Unit)
  01-15-10                           5.50         9,685,000              15,407,854
-----------------------------------------------------------------------------------

BELGIUM (2.1%)
Fortis Bank
 (European Monetary Unit) Sr Unsecured
  05-30-14                           4.50           910,000               1,333,276
Kingdom of Belgium
 (European Monetary Unit)
  03-28-10                           3.00        19,360,000              29,586,071
                                                                    ---------------
Total                                                                    30,919,347
-----------------------------------------------------------------------------------

BRAZIL (0.1%)
Federative Republic of Brazil
  01-15-18                           8.00         1,655,000               1,837,878
-----------------------------------------------------------------------------------

CANADA (4.0%)
Canadian Natl Railway
 Sr Unsecured
  05-15-18                           5.55           770,000                 759,719
Canadian Natural Resources
 Sr Unsecured
  02-01-39                           6.75           690,000                 694,506
Canadian Pacific Railway
 (Canadian Dollar)
  06-15-10                           4.90           395,000(d)              384,765
EnCana
 Sr Unsecured
  11-01-11                           6.30         3,330,000               3,416,213
Molson Coors Capital Finance
  09-22-10                           4.85         2,300,000(o)            2,303,190

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
CANADA (CONT.)
Petro-Canada
 Sr Unsecured
  05-15-38                           6.80%       $4,870,000              $4,770,204
Province of British Columbia
 (Canadian Dollar)
  08-23-10                           6.38        10,975,000              11,356,112
Province of Ontario
 (Canadian Dollar)
  03-08-14                           5.00        13,085,000              13,398,784
Province of Quebec
 (Canadian Dollar)
  12-01-17                           4.50         3,700,000               3,634,815
TELUS
 Sr Unsecured
  06-01-11                           8.00        13,335,000              14,317,336
Thomson Reuters
  10-01-14                           5.70         4,775,000               4,701,274
                                                                    ---------------
Total                                                                    59,736,918
-----------------------------------------------------------------------------------

COLOMBIA (0.1%)
Republic of Colombia
  01-27-17                           7.38           570,000                 615,600
  09-18-37                           7.38           780,000                 834,600
                                                                    ---------------
Total                                                                     1,450,200
-----------------------------------------------------------------------------------

CZECH REPUBLIC (0.6%)
Czech Republic
 (Czech Koruna)
  10-18-10                           2.55        72,640,000               4,565,607
  06-16-13                           3.70        67,260,000               4,196,879
                                                                    ---------------
Total                                                                     8,762,486
-----------------------------------------------------------------------------------

DENMARK (0.6%)
Danske Bank
 (European Monetary Unit) Sr Nts
  03-16-10                           5.01         1,450,000(b)            2,274,389
Nykredit Realkredit
 (Danish Krone)
  10-01-28                           5.00        34,871,138               6,864,977
                                                                    ---------------
Total                                                                     9,139,366
-----------------------------------------------------------------------------------

FRANCE (5.0%)
BNP Paribas
 (European Monetary Unit) Sr Unsub
  10-20-08                           4.96         1,750,000(b)            2,751,765
Compagnie de Financement Foncier
 (European Monetary Unit)
  01-29-09                           2.38         3,500,000               5,424,187
Electricite de France
 (European Monetary Unit)
  02-05-18                           5.00         1,450,000               2,191,289

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
FRANCE (CONT.)
France Telecom
 (European Monetary Unit) Sr Unsub
  02-21-17                           4.75%       $3,435,000              $4,951,025
Govt of France
 (European Monetary Unit)
  04-25-12                           5.00        11,000,000              17,420,221
  04-25-13                           4.00        20,690,000              31,465,812
  10-25-16                           5.00         5,015,000               8,009,071
Societe Generale
 (European Monetary Unit) Sr Unsecured
  11-28-08                           4.88         1,450,000(b)            2,279,502
                                                                    ---------------
Total                                                                    74,492,872
-----------------------------------------------------------------------------------

GERMANY (9.9%)
Bayerische Landesbank
 (Japanese Yen) Sr Nts
  04-22-13                           1.40       576,000,000               5,431,238
Bundesobligation
 (European Monetary Unit)
  04-13-12                           4.00         9,200,000              14,137,713
Bundesrepublik Deutschland
 (European Monetary Unit)
  07-04-10                           5.25        13,820,000              21,996,664
  07-04-27                           6.50        16,515,000              30,870,445
  07-04-28                           4.75         7,210,000              11,068,199
  07-04-34                           4.75        14,210,000              21,752,947
Bundesschatzanweisungen
 (European Monetary Unit)
  09-12-08                           3.50         6,585,000              10,347,097
COREALCREDIT BANK
 (European Monetary Unit) Series 501
  09-02-09                           5.00         2,590,000(d)            4,063,813
DEPFA Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
  01-15-10                           5.50         4,460,000               7,057,259
Deutsche Bank
 (European Monetary Unit) Sr Unsub
  07-28-09                           4.25         1,340,000               2,091,895
KfW
 (British Pound)
  12-07-15                           5.50         5,080,000               9,958,584
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
  07-05-10                           5.75         4,610,000(d)            7,333,404
                                                                    ---------------
Total                                                                   146,109,258
-----------------------------------------------------------------------------------

GREECE (1.0%)
Hellenic Republic
 (European Monetary Unit)
 Sr Unsub
  10-22-22                           5.90         8,775,000              14,539,414
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 168 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

INDONESIA (0.4%)
Govt of Indonesia
 (Indonesian Rupiah)
  07-15-22                          10.25%     $53,607,000,000           $4,613,773
Republic of Indonesia
 Sr Unsecured
  01-17-18                           6.88           850,000(d)              816,000
  10-12-35                           8.50           360,000(d)              367,200
                                                                    ---------------
Total                                                                     5,796,973
-----------------------------------------------------------------------------------

ITALY (3.4%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  01-15-10                           3.00        12,180,000              18,650,178
  08-01-15                           3.75         4,710,000               6,849,549
  02-01-19                           4.25         4,580,000               6,687,608
  11-01-26                           7.25         7,075,191              13,540,556
  11-01-27                           6.50         2,800,000               4,989,245
                                                                    ---------------
Total                                                                    50,717,136
-----------------------------------------------------------------------------------

JAPAN (10.9%)
Development Bank of Japan
 (Japanese Yen)
  06-20-12                           1.40      1,192,000,000             11,321,396
Govt of Japan CPI Linked
 (Japanese Yen)
  12-10-17                           1.20      1,452,225,000(l)          13,714,075
Govt of Japan
 (Japanese Yen)
  09-20-10                           0.80      1,408,800,000             13,276,235
  06-20-12                           1.40      1,515,600,000             14,467,871
  12-20-12                           1.00      2,842,500,000             26,639,456
  12-20-14                           1.30       771,000,000               7,261,167
  09-20-17                           1.70      3,331,000,000             31,827,174
  12-20-22                           1.40      1,307,000,000             11,446,245
  12-20-26                           2.10      2,709,000,000             25,170,126
  12-20-34                           2.40       717,000,000               6,780,269
                                                                    ---------------
Total                                                                   161,904,014
-----------------------------------------------------------------------------------

JERSEY (0.4%)
ASIF III Jersey
 (European Monetary Unit) Sr Secured
  11-25-08                           5.01         2,000,000(b)            3,132,000
ASIF III Jersey
 (Japanese Yen) Sr Secured
  07-15-09                           0.95       240,000,000               2,250,263
                                                                    ---------------
Total                                                                     5,382,263
-----------------------------------------------------------------------------------

LUXEMBOURG (0.7%)
Gaz Capital
  08-16-37                           7.29           570,000(d)              527,250
Telecom Italia Capital
  11-15-13                           5.25        11,030,000              10,419,445
                                                                    ---------------
Total                                                                    10,946,695
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

MALAYSIA (0.2%)
Petronas Capital
  05-22-12                           7.00%       $1,895,000(d)           $2,028,188
  05-22-12                           7.00           315,000                 338,707
                                                                    ---------------
Total                                                                     2,366,895
-----------------------------------------------------------------------------------

MEXICO (1.3%)
Mexican Fixed Rate Bonds
 (Mexican Peso)
  12-20-12                           9.00        76,800,000               7,482,136
  12-17-15                           8.00       121,240,000              11,058,903
United Mexican States
 Sr Unsecured
  09-27-34                           6.75           315,000                 334,215
                                                                    ---------------
Total                                                                    18,875,254
-----------------------------------------------------------------------------------

NETHERLANDS (4.9%)
BMW Finance
 (European Monetary Unit)
  01-22-14                           4.25         2,125,000               3,122,430
Deutsche Telekom Intl Finance
 (European Monetary Unit)
  01-19-15                           4.00         3,755,000               5,263,868
Govt of Netherlands
 (European Monetary Unit)
  07-15-12                           5.00        11,850,000              18,781,255
  07-15-13                           4.25        23,416,000              35,989,082
ING Groep
 (European Monetary Unit) Sr Unsecured
  05-31-17                           4.75         2,125,000               3,068,248
Rabobank Nederland
 (European Monetary Unit) Sr Unsub
  04-04-12                           4.13         1,790,000               2,705,960
Telefonica Europe
  09-15-10                           7.75         4,020,000               4,236,887
                                                                    ---------------
Total                                                                    73,167,730
-----------------------------------------------------------------------------------

NEW ZEALAND (0.8%)
Govt of New Zealand
 (New Zealand Dollar)
  04-15-13                           6.50        15,200,000              11,659,037
-----------------------------------------------------------------------------------

NORWAY (1.0%)
Govt of Norway
 (Norwegian Krone)
  05-16-11                           6.00        76,470,000              15,157,635
-----------------------------------------------------------------------------------
PHILIPPINE ISLANDS (0.1%)
Republic of Philippines
  01-15-19                           9.88           250,000                 303,750
  01-14-31                           7.75           960,000                 994,752
                                                                    ---------------
Total                                                                     1,298,502
-----------------------------------------------------------------------------------

POLAND (1.8%)
Govt of Poland
 (Polish Zloty)
  03-24-10                           5.75        59,385,000              27,349,977
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

SOUTH AFRICA (0.2%)
Republic of South Africa
 (South African Rand)
  08-31-10                          13.00%      $25,955,000              $3,390,366
-----------------------------------------------------------------------------------

SOUTH KOREA (0.3%)
Korea Development Bank
 (Japanese Yen) Series 23BR
  06-28-10                           0.87       400,000,000               3,721,808
-----------------------------------------------------------------------------------

SPAIN (3.3%)
AyT Cedulas Cajas Global
 (European Monetary Unit) Series 8
  06-14-18                           4.25         2,900,000               4,036,138
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
  03-25-11                           3.50         5,800,000               8,657,863
Govt of Spain
 (European Monetary Unit)
  07-30-09                           5.15        11,230,000              17,744,504
  07-30-17                           5.50         9,050,000              14,848,165
Santander Intl Debt
 (European Monetary Unit)
  04-11-11                           5.13         2,400,000               3,698,569
                                                                    ---------------
Total                                                                    48,985,239
-----------------------------------------------------------------------------------

SUPRA-NATIONAL (0.9%)
European Investment Bank
 (British Pound) Sr Unsecured
  12-07-08                           6.25           820,000               1,634,125
  12-07-11                           5.50         5,710,000              11,260,145
                                                                    ---------------
Total                                                                    12,894,270
-----------------------------------------------------------------------------------

SWEDEN (0.9%)
Govt of Sweden
 (Swedish Krona)
  01-28-09                           5.00        35,105,000               5,847,238
  03-15-11                           5.25        40,050,000               6,734,088
                                                                    ---------------
Total                                                                    12,581,326
-----------------------------------------------------------------------------------

TUNISIA (0.2%)
Banque Centrale de Tunisie
 (Japanese Yen)
  08-02-10                           3.30       360,000,000               3,477,943
-----------------------------------------------------------------------------------

TURKEY (0.1%)
Republic of Turkey
  04-03-18                           6.75           300,000                 280,500
  03-17-36                           6.88         1,160,000                 958,450
                                                                    ---------------
Total                                                                     1,238,950
-----------------------------------------------------------------------------------

UKRAINE (0.1%)
Govt of Ukraine
 Sr Unsecured
  11-14-17                           6.75           890,000(d)              797,885
-----------------------------------------------------------------------------------

UNITED KINGDOM (6.1%)
Abbey Natl Treasury Services
 (European Monetary Unit)
  05-27-09                           4.98         1,850,000(b)            2,908,255

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  169

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED KINGDOM (CONT.)
Bank of Scotland
(European Monetary Unit)
  02-12-09                           3.50%       $3,400,000              $5,277,373
British Sky Broadcasting Group
  02-15-18                           6.10         5,095,000(d)            5,011,829
BT Group
 Sr Unsecured
  12-15-10                           8.63         1,190,000               1,277,763
United Kingdom Treasury
 (British Pound)
  03-07-12                           5.00        14,505,000              28,712,508
  09-07-14                           5.00        15,645,000              30,889,967
  09-07-15                           4.75         2,700,000               5,244,209
  03-07-18                           5.00         5,300,000              10,441,150
                                                                    ---------------
Total                                                                    89,763,054
-----------------------------------------------------------------------------------

UNITED STATES (37.1%)
Airgas
  10-01-18                           7.13         1,170,000(d)            1,170,000
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
  07-06-12                           5.49         2,475,000(h)            2,455,665
Anadarko Petroleum
 Sr Unsecured
  09-15-16                           5.95         2,030,000               2,031,090
AT&T
 Sr Unsecured
  01-15-38                           6.30         7,120,000(o)            6,730,323
Banc of America Commercial Mtge
 Series 2005-1 Cl A4
  11-10-42                           4.99           650,000(f)              641,996
Banc of America Commercial Mtge
 Series 2007-1 Cl A3
  01-15-49                           5.45         4,325,000(f)            4,127,878
Bank of America
 Sr Unsecured
  05-01-18                           5.65         7,660,000               7,154,517
Bayerische Landesbank
 Sub Nts
  12-01-08                           5.88           800,000                 810,905
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
  03-13-40                           4.00           192,756(f)              189,248
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
  01-12-45                           5.47         1,850,000(f)            1,728,733
Berkshire Hathaway Finance
  05-15-18                           5.40         1,745,000(d)            1,740,812
Brandywine Operating Partnership LP
  05-01-17                           5.70           610,000                 518,333
Cadbury Schweppes US Finance LLC
  10-01-08                           3.88         5,865,000(d)            5,858,993
California State Teachers' Retirement System Trust
 Series 2002-C6 Cl A3
  11-20-14                           4.46         1,776,476(d,f)          1,794,459

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Capital One Multi-Asset Execution Trust
 Series 2007-A7 Cl A7
  07-15-20                           5.75%       $1,000,000                $989,560
Cardinal Health
 Sr Unsecured
  06-15-13                           5.50         1,175,000               1,169,395
CenterPoint Energy Resources
 Sr Unsecured
  02-15-11                           7.75           725,000                 764,440
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
  05-15-43                           4.39           486,501(f)              484,547
Citigroup Commercial Mtge Trust
 Series 2005-EMG Cl A1
  09-20-51                           4.15            47,637(d,f)             47,532
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
  10-15-49                           5.43         2,415,000(f)            2,289,056
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
  12-10-49                           5.70         4,500,000(f)            4,270,669
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-7 Cl 2A3A
  09-25-35                           5.18         7,460,358(f,m)          7,141,017
Citigroup
 (European Monetary Unit) Sr Unsecured
  05-21-10                           3.88         1,225,000               1,856,056
Citigroup
 Sr Unsecured
  05-15-18                           6.13         6,845,000               6,550,439
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
  07-15-44                           5.23         1,075,000(f)            1,046,322
Citizens Communications
 Sr Unsecured
  01-15-13                           6.25           770,000                 714,175
Clorox
 Sr Unsecured
  10-15-12                           5.45         2,194,000               2,186,387
  03-01-13                           5.00         3,165,000               3,094,167
Colorado Interstate Gas
 Sr Unsecured
  11-15-15                           6.80         2,866,000               2,927,490
Comcast
  03-15-16                           5.90         3,115,000               3,043,629
  03-15-37                           6.45         4,200,000               3,908,902
  05-15-38                           6.40         1,265,000               1,171,972
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
  02-05-19                           2.76           450,000(b,d,f)          436,574
Communications & Power Inds
  02-01-12                           8.00            40,000                  39,100
Cott Beverages USA
  12-15-11                           8.00           790,000                 663,600

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
  12-25-35                           5.50%       $1,612,559(f)           $1,516,935
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50           701,779(f)              674,571
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
  05-25-36                           6.00         1,811,595(f)            1,692,289
Coventry Health Care
 Sr Unsecured
  08-15-14                           6.30         1,115,000               1,051,111
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
  06-15-39                           5.72         2,250,000(f)            2,139,151
Credit Suisse New York
 Sub Nts
  02-15-18                           6.00         1,155,000               1,115,638
CS First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
  11-15-36                           4.49         1,192,136(f)            1,174,852
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
  03-15-35                           4.60           825,000(f)              794,666
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
  05-15-36                           3.82           217,107(f)              210,209
CS First Boston Mtge Securities
 Series 2005-C4 Cl A1
  08-15-38                           4.77         1,174,902(f)            1,174,374
CSC Holdings
 Sr Unsecured Series B
  07-15-09                           8.13           748,000                 753,610
CSX
 Sr Unsecured
  03-15-13                           5.75         4,600,000(o)            4,508,906
  04-01-15                           6.25         1,850,000               1,856,283
DIRECTV Holdings LLC/Finance
 Sr Nts
  05-15-16                           7.63         1,515,000(d)            1,488,488
Dr Pepper Snapple Group
 Sr Nts
  05-01-18                           6.82         1,125,000(d)            1,129,642
DRS Technologies
  11-01-13                           6.88           112,000                 112,000
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
  06-20-31                           5.78         2,125,000(d,h)          1,955,319
EchoStar DBS
  10-01-13                           7.00            90,000                  85,725
  10-01-14                           6.63            56,000                  51,800
  02-01-16                           7.13           155,000                 142,988
Erac USA Finance
  10-15-17                           6.38         4,700,000(d)            4,085,663

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 170 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
ERP Operating LP
Sr Unsecured
  06-15-17                           5.75%         $990,000                $916,117
Exelon
 Sr Unsecured
  06-15-10                           4.45         2,350,000(o)            2,329,214
Federal Home Loan Mtge Corp
  05-28-10                           2.38        13,045,000              12,854,817
Federal Home Loan Mtge Corp #1J1621
  05-01-37                           5.88         6,708,141(f,m)          6,810,941
Federal Home Loan Mtge Corp #A11799
  08-01-33                           6.50            99,302(f)              103,086
Federal Home Loan Mtge Corp #A15881
  11-01-33                           5.00           722,203(f)              697,595
Federal Home Loan Mtge Corp #C02873
  05-01-37                           6.50         3,422,319(f)            3,531,339
Federal Home Loan Mtge Corp #E01377
  05-01-18                           4.50           459,736(f)              449,572
Federal Home Loan Mtge Corp #E91326
  09-01-17                           6.50           120,356(f)              125,373
Federal Home Loan Mtge Corp #E99967
  10-01-18                           5.00           482,511(f)              481,888
Federal Home Loan Mtge Corp #G01535
  04-01-33                           6.00           727,197(f)              744,871
Federal Natl Mtge Assn
  10-15-14                           4.63        19,550,000              19,877,755
  11-15-30                           6.63         6,350,000               7,537,806
Federal Natl Mtge Assn #254632
  02-01-18                           5.50         1,221,325(f)            1,240,777
Federal Natl Mtge Assn #254686
  04-01-18                           5.50         1,359,028(f)            1,378,974
Federal Natl Mtge Assn #254722
  05-01-18                           5.50           701,086(f)              711,376
Federal Natl Mtge Assn #255079
  02-01-19                           5.00         4,251,975(f,o)          4,246,616
Federal Natl Mtge Assn #255377
  08-01-34                           7.00           362,519(f)              382,313
Federal Natl Mtge Assn #357705
  02-01-35                           5.50         6,530,834(f)            6,463,357
Federal Natl Mtge Assn #360800
  01-01-09                           5.74           600,095(f)              604,734
Federal Natl Mtge Assn #440730
  12-01-28                           6.00           549,232(f)              562,362
Federal Natl Mtge Assn #555417
  05-01-33                           6.00           946,913(f)              962,874
Federal Natl Mtge Assn #555528
  04-01-33                           6.00         1,630,840(f)            1,656,290
Federal Natl Mtge Assn #555531
  06-01-33                           5.50         2,281,116(f)            2,261,825
Federal Natl Mtge Assn #555734
  07-01-23                           5.00           490,429(f)              478,589
Federal Natl Mtge Assn #555740
  08-01-18                           4.50           237,455(f)              234,060
Federal Natl Mtge Assn #555851
  01-01-33                           6.50         3,553,737(f)            3,691,375
Federal Natl Mtge Assn #575487
  04-01-17                           6.50           255,097(f)              267,355

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #621581
  12-01-31                           6.50%         $276,754(f)             $290,997
Federal Natl Mtge Assn #631315
  02-01-17                           5.50           151,103(f)              153,866
Federal Natl Mtge Assn #639965
  08-01-17                           6.00           511,480(f)              527,007
Federal Natl Mtge Assn #640996
  05-01-32                           7.50           220,543(f)              236,974
Federal Natl Mtge Assn #646147
  06-01-32                           7.00           161,528(f)              172,319
Federal Natl Mtge Assn #652284
  08-01-32                           6.50           174,843(f)              181,505
Federal Natl Mtge Assn #653145
  07-01-17                           6.00            96,572(f)               99,505
Federal Natl Mtge Assn #654121
  09-01-17                           6.00           408,996(f)              420,757
Federal Natl Mtge Assn #655589
  08-01-32                           6.50           734,959(f)              772,438
Federal Natl Mtge Assn #666424
  08-01-32                           6.50           156,773(f)              162,747
Federal Natl Mtge Assn #670461
  11-01-32                           7.50            89,421(f)               96,083
Federal Natl Mtge Assn #684595
  03-01-33                           6.00           698,267(f)              709,164
Federal Natl Mtge Assn #687583
  04-01-33                           6.00         1,668,476(f)            1,697,799
Federal Natl Mtge Assn #688034
  03-01-33                           5.50           228,734(f)              227,722
Federal Natl Mtge Assn #688691
  03-01-33                           5.50           356,816(f)              353,799
Federal Natl Mtge Assn #720786
  09-01-33                           5.50           937,257(f)              929,331
Federal Natl Mtge Assn #725162
  02-01-34                           6.00         1,661,784(f)            1,686,159
Federal Natl Mtge Assn #725232
  03-01-34                           5.00           756,181(f)              729,493
Federal Natl Mtge Assn #725424
  04-01-34                           5.50         4,478,078(f)            4,440,206
Federal Natl Mtge Assn #735029
  09-01-13                           5.32           500,285(f)              504,647
Federal Natl Mtge Assn #735883
  03-01-33                           6.00         4,800,311(f)            4,914,286
Federal Natl Mtge Assn #739474
  10-01-33                           5.50           469,854(f)              467,182
Federal Natl Mtge Assn #741850
  09-01-33                           5.50         1,351,452(f)            1,340,023
Federal Natl Mtge Assn #745257
  01-01-36                           6.00         1,796,665(f)            1,829,413
Federal Natl Mtge Assn #745283
  01-01-36                           5.50        13,316,322(f,o)         13,166,253
Federal Natl Mtge Assn #748110
  10-01-33                           6.50         1,508,732(f)            1,564,338
Federal Natl Mtge Assn #753507
  12-01-18                           5.00         1,450,868(f)            1,450,533
Federal Natl Mtge Assn #755498
  11-01-18                           5.50           995,175(f)            1,010,689

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #756236
  01-01-34                           6.00%       $5,875,286(f)           $6,003,897
Federal Natl Mtge Assn #756799
  11-01-33                           6.50           345,511(f)              358,534
Federal Natl Mtge Assn #756844
  02-01-19                           5.00           380,244(f)              378,814
Federal Natl Mtge Assn #757299
  09-01-19                           4.50         2,614,645(f)            2,550,423
Federal Natl Mtge Assn #759336
  01-01-34                           6.00         3,509,996(f)            3,586,444
Federal Natl Mtge Assn #765946
  02-01-34                           5.50         6,698,470(f)            6,641,821
Federal Natl Mtge Assn #783646
  06-01-34                           5.50           599,215(f)              593,024
Federal Natl Mtge Assn #791393
  10-01-19                           5.50         1,665,317(f)            1,688,718
Federal Natl Mtge Assn #794298
  09-01-19                           5.50         1,447,688(f)            1,468,031
Federal Natl Mtge Assn #848482
  12-01-35                           6.00         6,391,617(f,o)          6,463,398
Federal Natl Mtge Assn #886292
  07-01-36                           7.00         3,631,620(f)            3,827,213
Federal Natl Mtge Assn #888174
  06-01-35                           5.50        14,533,722(f)           14,383,558
Federal Natl Mtge Assn #948012
  11-01-37                           6.00        12,175,619(f,o)         12,298,355
FedEx
  04-01-09                           3.50         1,790,000               1,783,928
Franklin Auto Trust
 Series 2004-1 Cl A3 (MBIA)
  03-15-12                           4.15           331,338(h)              331,094
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
  06-10-48                           4.77           500,000(f)              470,998
General Electric Capital Assurance
 Series 2003-1 Cl A4
  05-12-35                           5.25         1,150,000(d,f)          1,138,025
General Electric Capital
 (British Pound) Sr Unsecured
  12-15-08                           4.50           820,000               1,618,246
General Electric Capital
 (New Zealand Dollar) Sr Unsecured
  02-04-10                           6.63         6,190,000               4,569,189
Genworth Financial Assurance Holdings
 (Japanese Yen) Sr Unsecured
  06-20-11                           1.60       403,000,000               3,613,187
GMAC Commercial Mtge Securities
 Series 2004-C3 Cl A5
  12-10-41                           4.86         4,250,000(f)            3,978,383
Govt Natl Mtge Assn #604708
  10-15-33                           5.50           556,487(f)              556,123
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
  01-20-32                          44.17           273,764(f,g)             19,865

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  171

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Greenwich Capital Commercial Funding
Series 2004-GG1 Cl A5
  06-10-36                           4.88%         $500,000(f)             $494,314
Greenwich Capital Commercial Funding
 Series 2007-GG9 Cl A4
  03-10-39                           5.44         2,250,000(f)            2,096,534
GS Mtge Securities II
 Series 2004-GG2 Cl A4
  08-10-38                           4.96           900,000(f)              892,481
GS Mtge Securities II
 Series 2006-GG6 Cl A4
  04-10-38                           5.55         4,000,000(f)            3,854,408
GS Mtge Securities II
 Series 2007-EOP Cl J
  03-06-20                           3.31         2,400,000(b,d,f)        2,191,598
GS Mtge Securities II
 Series 2007-GG10 Cl F
  08-10-45                           5.80         1,475,000(f)              895,886
GSR Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-10F Cl 6A1
  09-25-34                           5.00         8,314,745(f)            7,553,431
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-1 Cl A4
  04-19-34                           4.78         4,502,110(f,m)          3,941,462
HJ Heinz
 Sr Unsecured
  12-01-08                           6.43         1,190,000(d)            1,200,389
Indiana Michigan Power
 Sr Unsecured
  03-15-37                           6.05         1,665,000               1,454,902
JPMorgan Chase & Co
 Sr Nts
  01-15-18                           6.00         4,405,000               4,280,339
JPMorgan Chase Bank
 Sub Nts
  10-01-17                           6.00           830,000                 806,298
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
  10-15-37                           4.13         4,241,210(f)            4,151,523
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
  03-12-39                           3.97           161,487(f)              155,512
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
  03-12-39                           4.77         1,625,000(f)            1,573,787
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
  07-15-41                           4.48         5,050,447(f)            4,944,145
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
  10-15-42                           5.08         5,000,000(f)            4,602,971
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
  12-15-44                           5.18         2,050,000(f)            1,966,698

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
  04-15-43                           5.48%       $1,100,000(f)           $1,051,435
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
  04-15-43                           5.49         1,375,000(f)            1,333,929
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP7 Cl ASB
  04-15-45                           5.88         2,800,000(f)            2,764,282
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
  02-12-51                           5.79         2,150,000(f)            2,039,804
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
  02-12-51                           6.20         1,700,000(d,f)          1,151,992
Kohl's
 Sr Unsecured
  12-15-17                           6.25         1,480,000               1,410,991
Kraft Foods
 Sr Unsecured
  01-26-39                           6.88         2,670,000               2,611,127
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
  03-15-29                           3.97           650,000(f)              621,894
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A1
  08-15-29                           3.88           658,897(f)              655,300
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
  09-15-30                           4.93         1,800,000(f)            1,737,702
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
  06-15-32                           5.86           925,000(f)              912,708
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
  09-15-39                           5.37         1,900,000(f)            1,795,544
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
  02-15-40                           5.42         1,425,000(f)            1,323,886
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
  09-15-45                           5.87         2,275,000(f)            2,167,437
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
  04-15-41                           5.61           540,627(f)              545,525
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
  04-15-41                           6.15         1,925,000(f)            1,884,614
Lehman Brothers Holdings
 Sr Unsecured
  05-02-18                           6.88         3,575,000               3,460,975
Lockheed Martin
 Sr Unsecured
  03-14-13                           4.12         1,865,000               1,797,021
Macys Retail Holdings
  07-15-09                           4.80         1,690,000               1,656,213

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Manufacturers & Traders Trust
 Sub Nts
  12-01-21                           5.63%       $3,550,000              $2,949,576
Marathon Oil
 Sr Unsecured
  03-15-18                           5.90         3,590,000               3,542,612
McDonald's
 Sr Unsecured
  03-01-18                           5.35         3,285,000               3,204,964
Merrill Lynch & Co
  02-05-13                           5.45           465,000                 436,403
  04-25-18                           6.88         4,135,000               3,929,491
Metropolitan Life Global Funding I
 Sr Secured
  04-10-13                           5.13         1,475,000(d)            1,464,749
Mohegan Tribal Gaming Authority
 Sr Sub Nts
  04-01-12                           8.00            50,000                  45,750
Moog
 Sr Sub Nts
  06-15-18                           7.25           400,000(d)              394,000
Morgan Guaranty Trust
 (European Monetary Unit)
  03-12-09                           4.38         3,048,000               4,769,385
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
  06-13-41                           4.34           369,954(f)              368,241
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
  04-14-40                           4.59           690,000(f)              668,921
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
  08-12-41                           5.80           775,000(f)              763,664
Morgan Stanley
 Sr Unsecured
  04-01-18                           6.63         6,995,000               6,627,937
NALCO
  11-15-11                           7.75           440,000                 440,000
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
  01-25-12                           5.88         3,400,000(g)              704,970
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
  07-25-12                           1.50         2,000,000(g)              550,400
News America
  12-15-35                           6.40           840,000(o)              794,907
  11-15-37                           6.65         1,870,000               1,825,930
Nextel Communications
 Series D
  08-01-15                           7.38         1,190,000                 987,700
Norfolk Southern
 Sr Unsecured
  04-01-18                           5.75           350,000(d)              349,692

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 172 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
Northwest Pipeline
Sr Unsecured
  04-15-17                           5.95%       $2,125,000              $2,077,868
Omnicare
  12-15-13                           6.75           715,000(o)              672,100
  12-15-15                           6.88           105,000                  97,125
Owens-Brockway Glass Container
  05-15-13                           8.25         1,850,000               1,896,250
Pacific Life Global Funding
  04-15-13                           5.15         1,475,000(d)            1,460,132
Pricoa Global Funding I
 Secured
  10-18-12                           5.40         2,400,000(d)            2,382,624
 Principal Life Income Funding Trusts
  Sr Secured
  12-14-12                           5.30           520,000                 520,291
  04-24-13                           5.30         2,190,000               2,190,767
Prudential Financial
 Sr Unsecured
  12-01-37                           6.63         1,245,000               1,168,146
Quicksilver Resources
  08-01-15                           8.25         1,665,000               1,652,513
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
  02-25-36                           5.57           719,306                 699,892
RR Donnelley & Sons
 Sr Unsecured
  01-15-17                           6.13         5,470,000               5,106,315
Sandridge Energy
 Sr Nts
  06-01-18                           8.00           330,000(d)              330,825
Sierra Pacific Power
 Series M
  05-15-16                           6.00         5,660,000               5,597,469
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                           8.00           265,000                 212,000
Southern Natural Gas
 Sr Unsecured
  04-01-17                           5.90         4,410,000(d)            4,213,027
Southern Star Central
 Sr Nts
  03-01-16                           6.75           150,000                 142,500
Transcontinental Gas Pipe Line
 Sr Unsecured
  04-15-16                           6.40         6,765,000               6,756,544
U.S. Treasury
  12-15-10                           4.38           145,000                 150,585
  05-31-13                           3.50         1,755,000               1,768,026
  05-15-18                           3.88         7,635,000               7,571,179
  05-15-37                           5.00         2,370,000               2,547,011
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00        22,736,348(l)           24,142,615
  01-15-15                           1.63         6,748,920(l)            6,971,264
U-Haul S Fleet LLC
 Series 2007-CP1 Cl CP (AMBAC)
  05-25-12                           5.40         3,000,000(d,h)          2,736,093

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
UnitedHealth Group
 Sr Unsecured
  11-15-37                           6.63%       $1,150,000              $1,059,071
  02-15-38                           6.88         3,720,000               3,516,590
Verizon Communications
  04-15-38                           6.90         1,700,000               1,691,466
Verizon New York
 Sr Unsecured Series A
  04-01-12                           6.88         4,470,000(o)            4,661,745
Verizon Pennsylvania
 Sr Unsecured Series A
  11-15-11                           5.65         1,675,000               1,688,132
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
  10-15-35                           5.08         1,064,000(d,f)          1,037,333
Wachovia Bank Commercial Mtge Trust
 Series 2003-C8 Cl A2
  11-15-35                           3.89           750,000(f)              747,945
Wachovia Bank Commercial Mtge Trust
 Series 2005-C18 Cl A4
  04-15-42                           4.94           925,000(f)              876,730
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
  07-15-42                           5.09           925,000(f)              908,357
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
  03-15-45                           5.56         2,425,000(f)            2,328,316
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
  03-15-45                           5.58         1,200,000(f)            1,193,516
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
  07-15-45                           5.73         1,200,000(f)            1,199,284
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
  11-15-48                           5.31           225,000(f)              210,923
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
  11-15-48                           5.34           845,000(f)              782,323
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
  12-25-35                           5.50         7,873,071(f)            7,304,734
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
  11-25-37                           6.00         7,249,026(f)            6,814,651
Windstream
  08-01-16                           8.63           679,000                 677,303
  03-15-19                           7.00            90,000                  81,675
XTO Energy
 Sr Unsecured
  02-01-14                           4.90         3,420,000               3,327,113
  01-31-15                           5.00         1,480,000               1,428,833
  06-30-15                           5.30         3,025,000               2,950,969
                                                                    ---------------
Total                                                                   549,870,474
-----------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

URUGUAY (0.1%)
Republica Orient Uruguay
 Sr Unsecured
  03-21-36                           7.63%       $1,700,000              $1,740,800
-----------------------------------------------------------------------------------

VENEZUELA (0.1%)
Petroleos de Venezuela
  04-12-17                           5.25         1,230,000                 854,850
Republic of Venezuela
 Sr Unsecured
  10-08-14                           8.50           310,000                 292,175
                                                                    ---------------
Total                                                                     1,147,025
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,435,806,111)                                               $1,499,073,536
-----------------------------------------------------------------------------------

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND
TITLE OF                         COUPON        PRINCIPAL
ISSUE                             RATE           AMOUNT                     VALUE(A)
UNITED STATES
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
  06-01-46                           6.71%        $2,260,000              $1,959,556
------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS
(Cost: $2,232,660)                                                        $1,959,556
------------------------------------------------------------------------------------

SENIOR LOANS (0.3%)(i)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
NETHERLANDS (0.1%)
Nielsen Finance
 Term Loan
  08-09-13                             4.73%       $864,843(c)             $803,768
-----------------------------------------------------------------------------------

UNITED STATES (0.3%)
Charter Communications
 Term Loan
  09-06-14                        4.89-4.90       1,242,885               1,090,482
Community Health Systems
 Delayed Draw Term Loan
  TBD                                   TBD          62,479(e,j,k)           58,816
Community Health Systems
 Term Loan
  07-25-14                        4.73-4.90       1,221,654               1,150,016
HCA
 Tranche B Term Loan
  11-17-13                             5.05       1,243,041               1,166,196
Idearc
 Tranche B Term Loan
  11-17-14                        4.39-4.70         952,930                 761,153

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  173

RiverSource VP - Global Bond Fund

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                   VALUE(A)
UNITED STATES (CONT.)
West Corp
 Tranche B2 Term Loan
  10-24-13                        4.86-5.30%       $355,509                $324,580
Total                                                                     4,551,243
-----------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $5,937,104)                                                       $5,355,011
-----------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%          35,901,439(p)          $35,901,439
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $35,901,439)                                                     $35,901,439
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,479,877,314)(q)                                            $1,542,289,542
===================================================================================

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                                           LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Euro-Bobl, 5-year                                                    55            $9,159,696      Sept. 2008         $(121,638)
Euro-Bund 10-year                                                   234            40,735,024      Sept. 2008          (491,644)
Euro-Buxl, 30-year                                                   13             1,773,686      Sept. 2008            (4,324)
Japanese Govt Bond, 10-year                                          15            19,134,960      Sept. 2008           133,043
United Kingdom Long GILT, 10-year                                    46             9,565,465      Sept. 2008          (177,303)
U.S. Long Bond, 20-year                                              96            11,097,000      Sept. 2008            65,832
U.S. Treasury Note, 2-year                                           82            17,318,657      Sept. 2008              (143)
U.S. Treasury Note, 5-year                                         (608)          (67,217,252)     Sept. 2008          (341,656)
U.S. Treasury Note, 10-year                                        (760)          (86,580,629)     Sept. 2008          (945,465)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                               $(1,883,298)
---------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2008

                                                   CURRENCY TO BE            CURRENCY TO BE         UNREALIZED        UNREALIZED
EXCHANGE DATE                                        DELIVERED                  RECEIVED           APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 10, 2008                                              68,000,000              11,282,375             $--           $(5,552)
                                                        Swedish Krona             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 15, 2008                                           2,037,725,000              19,287,688          80,158                --
                                                         Japanese Yen             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 16, 2008                                              81,731,000               7,830,890              --           (77,022)
                                                         Mexican Peso             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 17, 2008                                               8,926,000              13,983,382              --           (58,989)
                                               European Monetary Unit             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 17, 2008                                               5,425,000               8,445,260              --           (89,342)
                                               European Monetary Unit             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 18, 2008                                               3,728,070               5,100,000          23,605                --
                                                          U.S. Dollar        Singapore Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 22, 2008                                               2,174,524               2,920,000          41,764                --
                                                          U.S. Dollar      New Zealand Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 25, 2008                                             135,745,000               8,764,527              --          (181,448)
                                                         Czech Koruna             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 28, 2008                                              36,835,000              17,043,772              --          (196,801)
                                                         Polish Zloty             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 28, 2008                                               6,650,400               3,400,000         107,960                --
                                                          U.S. Dollar           British Pound
---------------------------------------------------------------------------------------------------------------------------------
July 31, 2008                                              21,800,000               4,290,494          24,100                --
                                                      Norwegian Krone             U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                $277,587         $(609,154)
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 174 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $61,088,295 or 3.9% of net assets.

(e) At June 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $67,479. See Note 1 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2008.

(h) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  -- Ambac Assurance Corporation
FSA    -- Financial Security Assurance
MBIA   -- MBIA Insurance Corporation

(I) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(J) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(K) At June 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                        UNFUNDED
BORROWER                                                               COMMITMENT
------------------------------------------------------------------------------------
Community Health Systems                                                  $66,752

(L) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(M) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(N) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(O) At June 30, 2008, investments in securities included securities valued at $4,763,397 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(P) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(Q) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $1,479,877,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $82,728,000
Unrealized depreciation                                               (20,315,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                           $62,413,000
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  175

RiverSource VP - Global Bond Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                       $59,027,502      $1,476,034,085     $7,227,955     $1,542,289,542
Other financial instruments*                                     (2,347,908)                 --        133,043         (2,214,865)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                           $56,679,594      $1,476,034,085     $7,360,998     $1,540,074,677
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as futures and forwards, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                INVESTMENTS IN    OTHER FINANCIAL
                                                                  SECURITIES        INSTRUMENTS
-------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                       $7,704,815          $(223,710)
   Accrued discounts/premiums                                        (48,635)                --
   Realized gain (loss)                                                  209                  *
   Change in unrealized appreciation (depreciation)                 (202,567)           349,607
   Net purchases (sales)                                             610,499                 --
   Transfers in and/or out of Level 3                               (836,366)             7,146
-------------------------------------------------------------------------------------------------
Balance as of June 30, 2008                                       $7,227,955           $133,043
-------------------------------------------------------------------------------------------------

* The realized gain (loss) earned during the period from Jan. 1, 2008 to June 30, 2008 for Other financial instruments was $(84,096).

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 176 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Global Inflation Protected Securities Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (96.3%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)
CANADA (3.0%)
Govt of Canada
 (Canadian Dollar)
  12-01-26                           4.25%       $22,635,665(c,b)          $32,266,524
--------------------------------------------------------------------------------------

FRANCE (12.4%)
Govt of France
 (European Monetary Unit)
  07-25-12                           3.00         33,661,463(c,b)           55,205,290
  07-25-20                           2.25         47,682,606(c,b)           75,684,980
                                                                       ---------------
Total                                                                      130,890,270
--------------------------------------------------------------------------------------

GERMANY (4.6%)
Deutsche Bundesrepublik Inflation Linked
 (European Monetary Unit)
  04-15-16                           1.50         31,792,638(c,b)           48,244,222
--------------------------------------------------------------------------------------

ITALY (4.2%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
  09-15-10                           0.95          7,011,328(c,b)           10,800,163
  09-15-35                           2.35         22,304,787(c,b)           33,678,866
                                                                       ---------------
Total                                                                       44,479,029
--------------------------------------------------------------------------------------

JAPAN (3.6%)
Govt of Japan CPI Linked
 (Japanese Yen)
  06-10-15                           0.50      4,158,341,696(c,b)           38,080,666
--------------------------------------------------------------------------------------

SWEDEN (2.0%)
Govt of Sweden Inflation Linked
 (Swedish Krona)
  12-01-28                           3.50         83,710,000(c,d)           21,287,290
--------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                      VALUE(A)

UNITED KINGDOM (17.3%)
United Kingdom Gilt Inflation Linked
 (British Pound)
  07-26-16                           2.50%        $7,620,000(c,d)          $42,491,145
  04-16-20                           2.50         14,050,000(c,d)           81,097,995
  07-22-30                           4.13         11,480,000(c,d)           59,388,455
                                                                       ---------------
Total                                                                      182,977,595
--------------------------------------------------------------------------------------

UNITED STATES (49.2%)
Federal Home Loan Bank
  05-29-13                           3.63         12,300,000                12,027,432
Federal Home Loan Mtge Corp
  12-14-18                           5.00         10,525,000                 9,835,865
Federal Natl Mtge Assn
  05-18-12                           4.88          1,740,000(e)              1,796,828
  01-02-14                           5.13         10,050,000                10,027,991
U.S. Treasury Inflation-Indexed Bond
  04-15-10                           0.88         29,476,980(b)             29,992,013
  04-15-11                           2.38         35,167,925(b)             37,271,482
  04-15-12                           2.00         33,658,392(b)             35,516,649
  07-15-12                           3.00         27,886,770(b)             30,631,487
  01-15-14                           2.00         46,786,198(b)             49,679,974
  07-15-14                           2.00         23,740,232(b)             25,215,879
  01-15-15                           1.63         29,880,843(b)             30,865,273
  01-15-16                           2.00         26,766,733(b)             28,198,362
  07-15-16                           2.50         13,256,777(b)             14,488,093
  01-15-17                           2.38         10,969,912(b)             11,876,415
  01-15-18                           1.63         45,622,290(b)             46,355,307
  01-15-25                           2.38         26,862,298(b)             28,177,274
  01-15-26                           2.00         43,285,600(b)             42,925,308
  04-15-28                           3.63         47,300,867(b,e)           59,038,326
  04-15-29                           3.88         12,699,180(b)             16,505,272
                                                                       ---------------
Total                                                                      520,425,230
--------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $960,567,657)                                                    $1,018,650,826
--------------------------------------------------------------------------------------

MONEY MARKET FUND (3.0%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%           31,720,988(f)          $31,720,988
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $31,720,988)                                                      $31,720,988
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $992,288,645)(g)                                               $1,050,371,814
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                               NUMBER OF                                             UNREALIZED
                                                               CONTRACTS          NOTIONAL         EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                                          LONG (SHORT)      MARKET VALUE          DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5-year                                        (147)          $(16,251,539)     Sept. 2008         $(72,093)
U.S. Treasury Note, 10-year                                        (98)           (11,164,344)     Sept. 2008         (135,957)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(208,050)
---------------------------------------------------------------------------------------------------------------------------------

                                                                             See
accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  177

RiverSource VP - Global Inflation Protected Securities Fund

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2008

                                                 CURRENCY TO BE            CURRENCY TO BE         UNREALIZED          UNREALIZED
EXCHANGE DATE                                      DELIVERED                  RECEIVED           APPRECIATION        DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 9, 2008                                             29,690,000          29,368,416            $264,566                 $--
                                                    Canadian Dollar         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 9, 2008                                              1,205,000           1,182,184                 973                  --
                                                    Canadian Dollar         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 10, 2008                                           126,835,000          21,044,177                  --             (10,355)
                                                      Swedish Krona         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 15, 2008                                         3,742,675,000          35,425,560             147,225                  --
                                                       Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 15, 2008                                           149,250,000           1,381,433                  --             (25,393)
                                                       Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 15, 2008                                           229,000,000           2,134,203                  --             (24,344)
                                                       Japanese Yen         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 17, 2008                                           135,684,000         212,561,198                  --            (896,689)
                                             European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 17, 2008                                           810,000,000           1,253,548                  --             (20,743)
                                             European Monetary Unit         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
Aug. 1, 2008                                             92,936,000         184,888,737             215,635                  --
                                                      British Pound         U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                              $628,399           $(977,524)
---------------------------------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(e) At June 30, 2008, investments in securities included securities valued at $1,061,465 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $992,289,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $60,475,000
Unrealized depreciation                                               (2,392,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $58,083,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 178 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                      $529,946,583        $520,425,231         $--        $1,050,371,814
Other financial instruments*                                       (557,175)                 --         --               (557,175)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                          $529,389,408        $520,425,231         $--        $1,049,814,639
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as futures and forwards, which are valued at he unrealized appreciation/depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  179

PORTFOLIO OF INVESTMENTS

RiverSource VP - Growth Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (95.5%)
ISSUER                                            SHARES                    VALUE(A)

AEROSPACE & DEFENSE (2.6%)
Boeing                                               187,738             $12,338,141
------------------------------------------------------------------------------------

AIRLINES (0.4%)
Delta Air Lines                                       25,438(b)              144,997
Northwest Airlines                                   155,369(b)            1,034,757
UAL                                                   93,178                 486,389
                                                                     ---------------
Total                                                                      1,666,143
------------------------------------------------------------------------------------

BEVERAGES (1.7%)
Coca-Cola                                             57,108               2,968,474
Molson Coors Brewing Cl B                             39,453               2,143,481
PepsiCo                                               42,489               2,701,876
                                                                     ---------------
Total                                                                      7,813,831
------------------------------------------------------------------------------------

BIOTECHNOLOGY (5.2%)
Amgen                                                 96,207(b)            4,537,122
Genentech                                            234,776(b)           17,819,499
Genzyme                                               30,556(b)            2,200,643
                                                                     ---------------
Total                                                                     24,557,264
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.1%)
Goldman Sachs Group                                    2,098                 366,940
KKR Private Equity Investors LP Unit                 858,949              10,951,600
Lehman Brothers Holdings                              84,323               1,670,439
Oaktree Capital Group LLC Cl A Unit                   52,000(d,g)          1,456,000
                                                                     ---------------
Total                                                                     14,444,979
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.2%)
Fifth Third Bancorp                                   19,707                 200,617
SunTrust Banks                                         6,178                 223,767
Wachovia                                              27,077                 420,506
                                                                     ---------------
Total                                                                        844,890
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (7.7%)
Cisco Systems                                        249,364(b)            5,800,207
Comverse Technology                                   15,641(b)              265,506
Motorola                                              97,398                 714,901
Nokia ADR                                            728,727(c)           17,853,811
QUALCOMM                                             226,887              10,066,976
Starent Networks                                     129,763(b)            1,632,419
                                                                     ---------------
Total                                                                     36,333,820
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.2%)
Apple                                                 27,913(b)            4,673,752
EMC                                                   91,387(b)            1,342,475
Hewlett-Packard                                       82,350               3,640,694
SanDisk                                               31,945(b)              597,372
                                                                     ---------------
Total                                                                     10,254,293
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED FINANCIAL SERVICES (1.9%)
Apollo Mgmt LP                                       346,000(d,g)         $5,017,001
Bank of America                                       25,491                 608,475
Interactive Brokers Group Cl A                        33,300(b)            1,069,929
IntercontinentalExchange                               4,076(b)              464,664
KKR Financial Holdings LLC                           142,066               1,491,693
Liberty Media - Capital Series A                      20,083(b,j)            289,195
                                                                     ---------------
Total                                                                      8,940,957
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.5%)
AT&T                                                  66,024               2,224,349
Deutsche Telekom                                     634,507(c)           10,389,259
Qwest Communications Intl                            910,805               3,579,464
Telefonica                                           527,379(c)           14,015,547
Telefonica ADR                                        32,188(c)            2,561,521
Verizon Communications                                67,385               2,385,429
                                                                     ---------------
Total                                                                     35,155,569
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Sara Lee                                              75,897                 929,738
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Boston Scientific                                    653,823(b)            8,035,484
Medtronic                                             32,697               1,692,070
                                                                     ---------------
Total                                                                      9,727,554
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.2%)
AmerisourceBergen                                     65,761               2,629,782
Cardinal Health                                       33,162               1,710,496
Humana                                                31,710(b)            1,261,107
McKesson                                              95,657               5,348,183
Medco Health Solutions                                50,175(b)            2,368,260
UnitedHealth Group                                    66,740               1,751,925
                                                                     ---------------
Total                                                                     15,069,753
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Intl Game Technology                                  13,677                 341,651
Starbucks                                             32,351(b)              509,205
                                                                     ---------------
Total                                                                        850,856
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
Harman Intl Inds                                      85,416               3,535,368
Jarden                                                 2,348(b)               42,828
S&P Homebuilders ETF SPDR Fund                        24,248                 398,395
Whirlpool                                              7,476                 461,493
                                                                     ---------------
Total                                                                      4,438,084
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOUSEHOLD PRODUCTS (1.2%)
Colgate-Palmolive                                     36,289              $2,507,570
Procter & Gamble                                      50,699               3,083,006
                                                                     ---------------
Total                                                                      5,590,576
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Tyco Intl                                             13,620(c)              545,345
------------------------------------------------------------------------------------

INSURANCE (0.2%)
AFLAC                                                  8,387                 526,704
Prudential Financial                                  10,067                 601,402
                                                                     ---------------
Total                                                                      1,128,106
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Expedia                                              122,585(b)            2,253,112
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.8%)
Google Cl A                                           15,981(b)            8,412,718
Yahoo!                                                10,701(b)              221,083
                                                                     ---------------
Total                                                                      8,633,801
------------------------------------------------------------------------------------

IT SERVICES (0.8%)
MasterCard Cl A                                       12,365               3,283,154
Redecard                                              13,100(c)              242,151
                                                                     ---------------
Total                                                                      3,525,305
------------------------------------------------------------------------------------

MACHINERY (0.1%)
Flowserve                                              2,112                 288,710
------------------------------------------------------------------------------------

MEDIA (14.3%)
Comcast Cl A                                         251,413               4,769,305
Liberty Entertainment Series A                       100,732(b,j)          2,440,736
News Corp Cl A                                       184,821               2,779,708
Time Warner                                          244,893               3,624,416
Time Warner Cable Cl A                                38,834(b)            1,028,324
Virgin Media                                       2,696,034(g)           36,693,024
WorldSpace Cl A                                       91,576(b,e)            171,247
XM Satellite Radio Holdings Cl A                   1,918,600(b,i)         15,041,824
                                                                     ---------------
Total                                                                     66,548,584
------------------------------------------------------------------------------------

METALS & MINING (3.2%)
Coeur d'Alene Mines                                1,482,306(b,e)          4,298,687
Lihir Gold                                         1,969,083(b,c)          6,210,731
Newmont Mining                                        50,471               2,632,577
Timminco                                              77,881(b,c)          2,089,807
                                                                     ---------------
Total                                                                     15,231,802
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.3%)
Exxon Mobil                                           48,533               4,277,213
Kinder Morgan Management LLC                              --(b)                    1
Valero Energy                                         44,149               1,818,056
                                                                     ---------------
Total                                                                      6,095,270
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 180 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PERSONAL PRODUCTS (1.7%)
Avon Products                                        171,871              $6,190,793
Herbalife                                             49,637(c)            1,923,434
                                                                     ---------------
Total                                                                      8,114,227
------------------------------------------------------------------------------------

PHARMACEUTICALS (10.4%)
Bristol-Myers Squibb                                 719,807              14,777,637
Elan ADR                                              34,845(b,c)          1,238,740
Eli Lilly & Co                                        42,904               1,980,449
Johnson & Johnson                                     16,341               1,051,380
Merck & Co                                           248,483               9,365,324
Pfizer                                               694,525              12,133,352
Schering-Plough                                      141,197               2,780,169
Wyeth                                                106,795               5,121,888
                                                                     ---------------
Total                                                                     48,448,939
------------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Hertz Global Holdings                                682,387(b)            6,550,915
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Advanced Micro Devices                               188,856(b)            1,101,030
Himax Technologies ADR                               294,211(c)            1,506,360
Infineon Technologies                                127,690(b,c)          1,111,724
Intel                                                243,719               5,235,084
Micron Technology                                    161,813(b)              970,878
ON Semiconductor                                      29,540(b)              270,882
Spansion Cl A                                        977,135(b)            2,198,554
Texas Instruments                                     56,622               1,594,476
                                                                     ---------------
Total                                                                     13,988,988
------------------------------------------------------------------------------------

SOFTWARE (6.3%)
Electronic Arts                                       52,881(b)            2,349,503
Microsoft                                            705,117              19,397,769
Nintendo ADR                                         103,767(c)            7,268,878
Oracle                                                21,473(b)              450,933
                                                                     ---------------
Total                                                                     29,467,083
------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
Abercrombie & Fitch Cl A                               7,562                 473,986
Office Depot                                           9,762(b)              106,796

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Sherwin-Williams                                      10,219                $469,359
                                                                     ---------------
Total                                                                      1,050,141
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.2%)
Countrywide Financial                                 45,100                 191,675
Freddie Mac                                           58,580                 960,712
                                                                     ---------------
Total                                                                      1,152,387
------------------------------------------------------------------------------------

TOBACCO (2.4%)
Altria Group                                         231,964               4,769,180
Philip Morris Intl                                   135,390               6,686,912
                                                                     ---------------
Total                                                                     11,456,092
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (7.4%)
Sprint Nextel                                         36,735                 348,983
Turkcell ADR                                          34,969(c)              508,799
Vodafone Group                                     9,064,470(c)           26,931,158
Vodafone Group ADR                                   238,317(c)            7,020,819
                                                                     ---------------
Total                                                                     34,809,759
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $517,016,255)                                                    $448,245,014
------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.6%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Altria Group(h)
Virgin Media(h)
Vodafone Group
 ADR(h)                                           81,192              $100.00            Jan. 2009                $184,306
AmeriSourceBergen(h)
Bristol-Myers Squibb(h)
Nokia ADR(h)                                      74,800               100.00            Jan. 2009                  97,988

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS (cont.)
Hertz Global Holdings(h)
Telefonica(h)
Vodafone Group
 ADR(h)                                           66,508              $100.00            Jan. 2009                 $74,782
Hong Kong Dollar                                 341,895                 7.73           March 2009                 112,347
Virgin Media(h)
Vodafone Group ADR(h)
XM Satellite Radio
 Holdings Cl A(h)                                 72,171               100.00            Jan. 2009                 108,978
XM Satellite Radio
 Holdings Cl A                                     7,178                 9.00            July 2008                  24,607
XM Satellite Radio
 Holdings Cl A                                     3,281                11.00            July 2008                 197,395
--------------------------------------------------------------------------------------------------------------------------

PUTS
Goldman Sachs
 Group                                            80,231               446.25            Aug. 2008                 257,782
S&P 500 Index                                        391             1,320.00            July 2008               1,818,150
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $5,278,921)                                                                                              $2,876,335
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (5.7%)(f)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%           26,678,178(k)          $26,678,178
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $26,678,178)                                                      $26,678,178
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $548,973,354)(l)                                                 $477,799,527
====================================================================================

INVESTMENTS IN DERIVATIVES
OPEN OPTIONS CONTRACTS WRITTEN AT JUNE 30, 2008

                                                          NUMBER OF         EXERCISE         PREMIUM          EXPIRATION
ISSUER                                 PUTS/CALLS         CONTRACTS          PRICE           RECEIVED            DATE
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                              Put                391            $1,265          $552,123         July 2008
XM Satellite Radio Holdings               Call              7,178                11            93,162         July 2008
   Cl A
XM Satellite Radio Holdings               Call              4,935                14           108,570         July 2008
   Cl A
------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------


ISSUER                        VALUE(A)
----------------------------
S&P 500 Index                 $709,665
XM Satellite Radio Holdings     53,835
   Cl A
XM Satellite Radio Holdings     12,338
   Cl A
----------------------------
Total                         $775,838
----------------------------


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  181

RiverSource VP - Growth Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                                                      NOTIONAL
                                                                                       EXPIRATION    PRINCIPAL     UNREALIZED
COUNTERPARTY                   FUND RECEIVES                        FUND PAYS             DATE         AMOUNT     DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  Total return on a custom basket of securities  Floating rate based on  July 6, 2009     $390,715     $(1,283)
               in the following sectors: 51.5% in the         1-month LIBOR plus
               technology sector, 25.6% in the industrials    0.30%
               sector, 13.9% in the health care sector and
               9.0% in the energy sector
------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  Total return on a custom basket of securities  Floating rate based on  July 6, 2009      336,383      (2,302)
               in the consumer goods sector                   1-month LIBOR plus
                                                              0.30%
------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  Total return on a custom basket of securities  Floating rate based on  July 6, 2009      446,721      (2,427)
               in the financial sector                        1-month LIBOR plus
                                                              0.30%
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                $1,173,819     $(6,012)
------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2008

                           CURRENCY TO BE      CURRENCY TO BE    UNREALIZED     UNREALIZED
EXCHANGE DATE                DELIVERED            RECEIVED      APPRECIATION   DEPRECIATION
-------------------------------------------------------------------------------------------
July 1, 2008                          118,616       113,622           $--             $(96)
                            Australian Dollar   U.S. Dollar
-------------------------------------------------------------------------------------------
July 2, 2008                          285,240       274,222           762               --
                            Australian Dollar   U.S. Dollar
-------------------------------------------------------------------------------------------
July 3, 2008                          298,140       286,622           795               --
                            Australian Dollar   U.S. Dollar
-------------------------------------------------------------------------------------------
July 3, 2008                       14,742,000    22,864,842            --         (343,768)
                       European Monetary Unit   U.S. Dollar
-------------------------------------------------------------------------------------------
July 7, 2008                       12,008,000    18,624,408            --         (276,171)
                       European Monetary Unit   U.S. Dollar
-------------------------------------------------------------------------------------------
July 7, 2008                        2,238,000     3,437,702            --          (84,907)
                       European Monetary Unit   U.S. Dollar
-------------------------------------------------------------------------------------------
July 25, 2008                       8,051,000    15,615,478            --         (391,868)
                                British Pound   U.S. Dollar
-------------------------------------------------------------------------------------------
July 28, 2008                       7,272,000    14,107,680            --         (347,261)
                                British Pound   U.S. Dollar
-------------------------------------------------------------------------------------------
July 30, 2008                       5,094,000     4,838,791            --          (24,382)
                            Australian Dollar   U.S. Dollar
-------------------------------------------------------------------------------------------
Total                                                              $1,557      $(1,468,453)
-------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 21.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $6,473,001 or 1.4% of net assets.

(e) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.3% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 5.4% of net assets.

--------------------------------------------------------------------------------

 182 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Growth Fund

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                 08-02-07 thru 04-28-08         $7,583,200
Oaktree Capital Group LLC Cl A Unit*                            05-21-07 thru 04-28-08          2,061,060
Virgin Media                                                    09-19-06 thru 04-15-08         53,480,906

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(i) At June 30, 2008, securities valued at $9,496,592 were held to cover open call options written. See Note 6 to the financial statements.

(j) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(k) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(l) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $548,973,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $11,982,000
Unrealized depreciation                                               (83,155,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(71,173,000)
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                            ---------------------------------------------------------------------
                                                                LEVEL 1             LEVEL 2
                                                             QUOTED PRICES           OTHER           LEVEL 3
                                                               IN ACTIVE          SIGNIFICANT      SIGNIFICANT
                                                              MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                                                 IDENTICAL ASSETS        INPUTS            INPUTS            TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                       $468,455,726      $9,343,801            $--          $477,799,527
Other financial instruments*                                       (691,058)          (6,012)            --              (697,070)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                           $467,764,668      $9,337,789            $--          $477,102,457
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as written options, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  183

PORTFOLIO OF INVESTMENTS

RiverSource VP - High Yield Bond Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (84.1%)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (0.3%)(F)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                             2.98%     $5,532,805(i)           $2,579,585
-----------------------------------------------------------------------------------

AEROSPACE & DEFENSE (2.5%)
Alion Science and Technology
  02-01-15                            10.25       6,695,000               4,686,500
DRS Technologies
  02-01-16                             6.63       1,185,000               1,202,775
  02-01-18                             7.63       2,410,000               2,548,575
L-3 Communications
  06-15-12                             7.63       3,425,000               3,450,688
  07-15-13                             6.13       1,010,000                 954,450
L-3 Communications
 Series B
  10-15-15                             6.38       6,450,000               6,030,750
Moog
 Sr Sub Nts
  06-15-18                             7.25       2,330,000(d)            2,295,050
                                                                    ---------------
Total                                                                    21,168,788
-----------------------------------------------------------------------------------

AUTOMOTIVE (0.3%)
General Motors
 Sr Unsecured
  04-15-16                             7.70       4,495,000               2,730,713
-----------------------------------------------------------------------------------

BUILDING MATERIALS (0.7%)
Gibraltar Inds
 Series B
  12-01-15                             8.00       7,503,000               6,265,005
-----------------------------------------------------------------------------------

CHEMICALS (4.7%)
Airgas
  10-01-18                             7.13       4,570,000(d)            4,570,000
Chemtura
  06-01-16                             6.88       9,585,000               8,291,025
Hexion US Finance/Nova Scotia Finance
 Sr Secured
  11-15-14                             9.75       4,278,000               3,871,590
INVISTA
 Sr Unsecured
  05-01-12                             9.25       9,927,000(d)           10,175,175
MacDermid
 Sr Sub Nts
  04-15-17                             9.50       3,231,000(d)            3,004,830
Momentive Performance
 Pay-in-kind
  12-01-14                            10.13       4,730,000(j)            3,949,550

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
CHEMICALS (CONT.)
NALCO
  11-15-11                             7.75%     $2,490,000              $2,490,000
NALCO
 Sr Sub Nts
  11-15-13                             8.88       3,845,000               3,941,125
                                                                    ---------------
Total                                                                    40,293,295
-----------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.9%)
Realogy
  04-15-15                            12.38       3,288,000               1,611,120
West Corp
  10-15-16                            11.00       7,576,000               6,401,720
                                                                    ---------------
Total                                                                     8,012,840
-----------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.8%)
AAC Group Holding
 Sr Unsecured
 (Zero coupon through 10-01-08,
 thereafter 10.25%)
  10-01-12                             9.73       3,421,000(k)            3,267,055
American Achievement Group Holding
 Sr Unsecured Pay-in-kind
  10-01-12                            14.75         940,038(j)              864,835
Jarden
  05-01-17                             7.50       5,826,000               5,126,880
Sealy Mattress
  06-15-14                             8.25       1,347,000               1,104,540
Visant Holding
 Sr Disc Nts
 (Zero coupon through 12-01-08,
 thereafter 10.25%)
  12-01-13                            10.14       3,350,000(k)            3,216,000
Visant Holding
 Sr Nts
  12-01-13                             8.75       1,567,000               1,535,660
                                                                    ---------------
Total                                                                    15,114,970
-----------------------------------------------------------------------------------

ELECTRIC (5.6%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                             8.38       4,550,000               4,413,500
  05-15-18                             7.13       4,885,000               4,249,950
Edison Mission Energy
 Sr Unsecured
  06-15-16                             7.75       1,078,000               1,072,610
Energy Future Holdings
  11-01-17                            10.88       5,295,000(d)            5,347,950
Ipalco Enterprises
 Sr Secured
  04-01-16                             7.25       1,100,000(d)            1,083,500

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ELECTRIC (CONT.)
Midwest Generation LLC
 Pass-Through Ctfs Series B
  01-02-16                             8.56%     $3,548,736              $3,664,070
Mirant Americas Generation LLC
 Sr Unsecured
  05-01-11                             8.30       3,030,000               3,128,475
Mirant North America LLC
  12-31-13                             7.38       4,951,000               4,907,679
NRG Energy
  02-01-14                             7.25       3,589,000               3,427,495
  01-15-17                             7.38       8,945,000               8,453,024
Reliant Energy
  12-15-14                             6.75         975,000                 987,188
Reliant Energy
 Sr Unsecured
  06-15-17                             7.88       2,215,000               2,170,700
Texas Competitive Electric Holdings LLC
  11-01-15                            10.25       5,105,000(d)            4,983,756
                                                                    ---------------
Total                                                                    47,889,897
-----------------------------------------------------------------------------------

ENTERTAINMENT (0.7%)
AMC Entertainment
  02-01-16                            11.00       3,811,000               3,772,889
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
  07-01-15                             9.30       1,751,035(h)            1,759,791
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
  07-01-15                             9.30         571,091(h)              573,947
                                                                    ---------------
Total                                                                     6,106,627
-----------------------------------------------------------------------------------

ENVIRONMENTAL (0.5%)
Clean Harbors
 Sr Secured
  07-15-12                            11.25       3,872,000               4,099,480
-----------------------------------------------------------------------------------

FOOD AND BEVERAGE (4.4%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                            10.92      11,850,000(k)           10,961,250
Constellation Brands
  12-15-14                             8.38       3,035,000               3,095,700
  09-01-16                             7.25       3,020,000               2,838,800
  05-15-17                             7.25       3,475,000               3,249,125
Cott Beverages USA
  12-15-11                             8.00      12,336,000              10,362,240
Pinnacle Foods Finance LLC
  04-01-17                            10.63       8,842,000               7,073,600
                                                                    ---------------
Total                                                                    37,580,715
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 184 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

GAMING (5.5%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                             7.13%     $3,225,000              $2,378,438
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                            10.13       5,880,000               5,659,500
Firekeepers Development Authority
 Sr Secured
  05-01-15                            13.88       4,585,000(d)            4,504,763
Fontainebleau Las Vegas Holdings LLC/Capital
 2nd Mtge
  06-15-15                            10.25       9,265,000(d)            6,022,250
Indianapolis Downs LLC/Capital
 Sr Secured
  11-01-12                            11.00       1,071,000(d)              974,610
MGM Mirage
  06-01-16                             7.50       3,050,000               2,508,625
Pokagon Gaming Authority
 Sr Nts
  06-15-14                            10.38       5,054,000(d)            5,420,415
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                             9.38       7,395,000(d)            6,211,800
Station Casinos
 Sr Sub Nts
  02-01-14                             6.50       3,915,000               2,251,125
  03-01-16                             6.88       4,073,000               2,224,876
  03-15-18                             6.63       4,056,000               2,169,960
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                             9.00       6,700,000(d)            6,498,999
                                                                    ---------------
Total                                                                    46,825,361
-----------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.4%)
Southwestern Energy
 Sr Unsecured
  02-01-18                             7.50       3,000,000(d)            3,075,000
-----------------------------------------------------------------------------------

GAS PIPELINES (1.4%)
MarkWest Energy Partners LP/Finance
 Sr Nts
  04-15-18                             8.75       4,045,000(d)            4,136,013
Southern Star Central
 Sr Nts
  03-01-16                             6.75       4,260,000               4,047,000
Williams Partners LP/Finance
 Sr Unsecured
  02-01-17                             7.25       3,515,000               3,515,000
                                                                    ---------------
Total                                                                    11,698,013
-----------------------------------------------------------------------------------

HEALTH CARE (7.9%)
Community Health Systems
  07-15-15                             8.88       8,833,000               8,888,206
DaVita
  03-15-13                             6.63       5,829,000               5,595,840

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
HEALTH CARE (CONT.)
  03-15-15                             7.25%     $4,645,000              $4,517,263
HCA
 Sr Secured
  11-15-16                             9.25       4,982,000               5,131,460
HCA
 Sr Unsecured
  02-15-16                             6.50       8,100,000               6,743,250
MedCath Holdings
  07-15-12                             9.88       7,373,000               7,686,353
NMH Holdings
 Sr Unsecured Pay-in-kind
  06-15-14                             9.90       3,723,781(d,i,j)        3,258,308
Omnicare
  12-15-13                             6.75       4,770,000               4,483,800
  12-15-15                             6.88       1,577,000               1,458,725
Omnicare
 Sr Sub Nts
  06-01-13                             6.13       3,995,000               3,655,425
Select Medical
 Sr Unsecured
  09-15-15                             8.45      11,641,000(i)           10,302,284
Vanguard Health Holding I LLC
 (Zero coupon through 10-01-09,
 thereafter 11.25%)
  10-01-15                             7.09       1,725,000(k)            1,518,000
Vanguard Health Holding II LLC
  10-01-14                             9.00       4,413,000               4,368,870
                                                                    ---------------
Total                                                                    67,607,784
-----------------------------------------------------------------------------------

HOME CONSTRUCTION (1.5%)
K Hovnanian Enterprises
  05-01-13                            11.50       3,885,000(d)            4,001,550
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                             7.85       4,900,000(k)            4,563,125
William Lyon Homes
  02-15-14                             7.50       7,960,000               4,059,600
                                                                    ---------------
Total                                                                    12,624,275
-----------------------------------------------------------------------------------

INDEPENDENT ENERGY (9.0%)
Chesapeake Energy
  08-15-14                             7.00       3,643,000               3,570,140
  01-15-16                             6.63       4,314,000               4,141,440
  01-15-18                             6.25       1,545,000               1,421,400
Compton Petroleum Finance
  12-01-13                             7.63       7,613,000(c)            7,479,772
Connacher Oil and Gas
 Sr Secured
  12-15-15                            10.25       5,740,000(c,d)          6,055,700
Denbury Resources
  12-15-15                             7.50       4,095,000               4,074,525
EXCO Resources
  01-15-11                             7.25       5,871,000               5,768,258
Forest Oil
  06-15-19                             7.25       1,800,000               1,728,000

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
INDEPENDENT ENERGY (CONT.)
Forest Oil
 Sr Nts
  06-15-19                             7.25%       $888,000(d)             $852,480
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                             7.75       6,765,000(d)            6,494,399
KCS Energy
  04-01-12                             7.13       3,880,000               3,724,800
Newfield Exploration
 Sr Sub Nts
  05-15-18                             7.13       2,840,000               2,698,000
PetroHawk Energy
  07-15-13                             9.13       3,435,000               3,520,875
Quicksilver Resources
  08-01-15                             7.75       6,480,000               6,431,400
  04-01-16                             7.13       4,715,000               4,390,844
Range Resources
  05-15-16                             7.50       1,970,000               1,962,613
  05-01-18                             7.25       1,275,000               1,262,250
Sandridge Energy
 Pay-in-kind
  04-01-15                             8.63       7,765,000(d,j)          7,959,124
Sandridge Energy
 Sr Nts
  06-01-18                             8.00       2,770,000(d)            2,776,925
                                                                    ---------------
Total                                                                    76,312,945
-----------------------------------------------------------------------------------

MEDIA CABLE (2.7%)
Cablevision Systems
 Sr Unsecured Series B
  04-15-12                             8.00       1,810,000               1,710,450
Charter Communications Holdings II LLC/Capital
  10-01-13                            10.25       1,400,000               1,263,500
Charter Communications Holdings II LLC/Capital
 Series B
  09-15-10                            10.25       2,828,000               2,729,020
Charter Communications Operating LLC/Capital
 Sr Secured
  04-30-14                             8.38         598,000(d)              566,605
  09-15-14                            10.88       2,800,000(d)            2,898,000
CSC Holdings
 Sr Unsecured
  06-15-15                             8.50       6,340,000(d)            6,244,899
Mediacom LLC/Capital
 Sr Unsecured
  01-15-13                             9.50       3,775,000               3,557,938
Videotron
 Sr Nts
  04-15-18                             9.13       1,005,000(c,d)          1,067,813
Virgin Media Finance
  04-15-14                             8.75       3,170,000(c)            2,979,800
                                                                    ---------------
Total                                                                    23,018,025
-----------------------------------------------------------------------------------

MEDIA NON CABLE (9.2%)
Dex Media West LLC/Finance
 Sr Sub Nts Series B
  08-15-13                             9.88       3,075,000               2,767,500


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  185

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MEDIA NON CABLE (CONT.)
Dex Media West LLC/Finance
Sr Unsecured
Series B
  08-15-10                             8.50%       $870,000                $859,125
DIRECTV Holdings LLC/Finance
  06-15-15                             6.38       2,865,000               2,685,938
DIRECTV Holdings LLC/Finance
 Sr Nts
  05-15-16                             7.63      11,195,000(d)           10,999,087
EchoStar DBS
  02-01-16                             7.13       9,631,000               8,884,597
Idearc
  11-15-16                             8.00       1,127,000                 708,601
Intelsat Subsidiary Holding
 Sr Unsecured
  01-15-13                             8.50       6,920,000(c,d)          6,920,000
  01-15-15                             8.88         760,000(c,d)            741,000
Lamar Media
 Series B
  08-15-15                             6.63       3,650,000               3,321,500
Lamar Media
 Series C
  08-15-15                             6.63       2,269,000               2,064,790
Lamar Media
 Sr Unsecured
  08-15-15                             6.63       5,253,000               4,780,230
LBI Media
 Sr Sub Nts
  08-01-17                             8.50       3,289,000(d)            2,565,420
Liberty Media LLC
 Sr Unsecured
  05-15-13                             5.70      11,244,000              10,076,591
Radio One
  02-15-13                             6.38       6,229,000               4,547,170
Radio One
 Series B
  07-01-11                             8.88         675,000                 573,750
Rainbow Natl Services LLC
  09-01-12                             8.75       7,950,000(d)            8,069,250
  09-01-14                            10.38       1,885,000(d)            2,002,813
RH Donnelley
 Sr Disc Nts Series A-1
  01-15-13                             6.88       1,370,000                 815,150
RH Donnelley
 Sr Disc Nts Series A-2
  01-15-13                             6.88       1,600,000                 952,000
RH Donnelley
 Sr Unsecured
  01-15-13                             6.88       7,792,000               4,636,240
                                                                    ---------------
Total                                                                    78,970,752
-----------------------------------------------------------------------------------

METALS (1.7%)
California Steel Inds
 Sr Nts
  03-15-14                             6.13       2,584,000               2,248,080
CII Carbon LLC
  11-15-15                            11.13       2,435,000(d)            2,392,388

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
METALS (CONT.)
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25%     $5,130,000              $5,392,912
  04-01-17                             8.38         870,000                 917,850
Noranda Aluminum Acquistion
 Pay-in-kind
  05-15-15                             6.83       3,773,000(i,j)          3,254,213
                                                                    ---------------
Total                                                                    14,205,443
-----------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.8%)
Triad Acquisition
 Sr Unsecured Series B
  05-01-13                            11.13      10,880,000               7,072,000
-----------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.2%)
Ford Motor Credit LLC
 Sr Unsecured
  08-10-11                             9.88       3,217,000               2,702,570
GMAC LLC
 Sr Unsecured
  09-15-11                             6.88       3,528,000               2,535,122
  08-28-12                             6.88       7,210,000               4,937,242
                                                                    ---------------
Total                                                                    10,174,934
-----------------------------------------------------------------------------------

OIL FIELD SERVICES (1.5%)
Helix Energy Solutions Group
 Sr Unsecured
  01-15-16                             9.50       5,700,000(d)            5,842,500
Key Energy Services
  12-01-14                             8.38       7,175,000(d)            7,318,500
                                                                    ---------------
Total                                                                    13,161,000
-----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.0%)
Cardtronics
  08-15-13                             9.25       5,086,000               4,806,270
Cardtronics
 Sr Sub Nts
  08-15-13                             9.25       3,772,000(d)            3,564,540
                                                                    ---------------
Total                                                                     8,370,810
-----------------------------------------------------------------------------------

OTHER INDUSTRY (1.6%)
Baldor Electric
  02-15-17                             8.63       1,735,000               1,739,338
Chart Inds
 Sr Sub Nts
  10-15-15                             9.13       5,890,000               6,096,149
Lender Processing Services
 Sr Unsecured
  07-01-16                             8.13       5,985,000(d,g)          5,999,963
                                                                    ---------------
Total                                                                    13,835,450
-----------------------------------------------------------------------------------

PACKAGING (1.5%)
Crown Americas LLC/Capital
  11-15-15                             7.75       3,173,000               3,173,000
Owens-Brockway Glass Container
  05-15-13                             8.25       1,178,000               1,207,450

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
PACKAGING (CONT.)
Vitro
  02-01-17                             9.13%    $10,524,000(c)           $8,340,270
                                                                    ---------------
Total                                                                    12,720,720
-----------------------------------------------------------------------------------

PAPER (2.7%)
Boise Cascade LLC
  10-15-14                             7.13       3,637,000               2,909,600
Cascades
  02-15-13                             7.25       1,805,000(c)            1,570,350
Georgia-Pacific LLC
  01-15-17                             7.13       3,577,000(d)            3,362,380
Jefferson Smurfit US
 Sr Unsecured
  06-01-13                             7.50       5,840,000               4,818,000
NewPage
 Sr Secured
  05-01-12                            10.00       5,301,000               5,367,263
Norampac
  06-01-13                             6.75       3,770,000(c)            3,166,800
Smurfit-Stone Container Enterprises
 Sr Unsecured
  03-15-17                             8.00       2,100,000               1,680,000
                                                                    ---------------
Total                                                                    22,874,393
-----------------------------------------------------------------------------------

PHARMACEUTICALS (0.8%)
Warner Chilcott
  02-01-15                             8.75       6,469,000               6,566,035
-----------------------------------------------------------------------------------

TECHNOLOGY (2.0%)
Communications & Power Inds
  02-01-12                             8.00       5,825,000               5,693,938
CPI Intl
 Sr Unsecured
  02-01-15                             8.94       1,335,000(i)            1,335,000
NXP BV/Funding LLC
  10-15-15                             9.50       1,370,000(c)            1,191,900
SS&C Technologies
  12-01-13                            11.75       2,600,000               2,730,000
SunGard Data Systems
  08-15-15                            10.25       6,060,000               6,090,300
                                                                    ---------------
Total                                                                    17,041,138
-----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
Hertz
  01-01-16                            10.50       3,518,000               3,201,380
Quality Distribution LLC/Capital
  01-15-12                             7.21       2,651,000(i)            1,590,600
                                                                    ---------------
Total                                                                     4,791,980
-----------------------------------------------------------------------------------

WIRELESS (3.6%)
Centennial Communications
 Sr Nts
  01-01-13                             8.45       5,379,000(i)            5,190,735
Cricket Communications
  07-15-15                            10.00       3,730,000(d)            3,664,725
MetroPCS Wireless
  11-01-14                             9.25       6,410,000               6,169,625

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 186 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                   COUPON       PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
WIRELESS (CONT.)
Nextel Communications
Series D
  08-01-15                             7.38%    $11,457,000              $9,509,310
Sprint Capital
  01-30-11                             7.63       6,230,000               6,120,975
                                                                    ---------------
Total                                                                    30,655,370
-----------------------------------------------------------------------------------

WIRELINES (5.0%)
Citizens Communications
 Sr Unsecured
  01-15-13                             6.25       4,495,000               4,169,113
  03-15-19                             7.13       6,225,000               5,571,374
Fairpoint Communications
 Sr Unsecured
  04-01-18                            13.13       5,125,000(d)            5,048,125
GCI
 Sr Unsecured
  02-15-14                             7.25       3,303,000               2,840,580
Level 3 Communications
 Sub Nts
  09-15-09                             6.00       1,950,000               1,857,375
Level 3 Financing
  03-15-13                            12.25       3,135,000               3,154,594
Qwest Capital Funding
  08-15-10                             7.90       1,205,000               1,201,988
Qwest
 Sr Unsecured
  06-15-15                             7.63       7,965,000               7,666,312
Windstream
  08-01-13                             8.13       1,260,000               1,256,850
  08-01-16                             8.63       7,451,000               7,432,372
  03-15-19                             7.00       2,825,000               2,563,688
                                                                    ---------------
Total                                                                    42,762,371
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $764,710,400)                                                   $716,205,714
-----------------------------------------------------------------------------------

SENIOR LOANS (10.8%)(l)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

AUTOMOTIVE (0.5%)
Ford Motor
 Term Loan
  12-15-13                             5.48%     $5,286,582                $4,261,673
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.3%)
AMC Entertainment
 Pay-in-kind Term Loan
  06-13-12                             7.78       3,723,091(j)              2,978,473
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

GAMING (1.8%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                   TBD      $3,604,751(g,m,n)         $3,091,074
Fontainebleau Las Vegas
 Tranche B Term Loan
  06-06-14                             5.92%      7,209,502                 6,182,148
Great Lakes Gaming of Michigan
 Term Loan
  08-15-12                             9.00       5,459,047(h)              5,349,866
                                                                      ---------------
Total                                                                      14,623,088
-------------------------------------------------------------------------------------

HEALTH CARE (1.8%)
HCA
 Tranche B Term Loan
  11-17-13                             5.05       5,823,457                 5,463,451
IASIS Healthcare LLC
 Pay-in-kind Term Loan
  06-13-14                             8.16      10,702,049(j)              9,431,180
                                                                      ---------------
Total                                                                      14,894,631
-------------------------------------------------------------------------------------

MEDIA CABLE (1.2%)
Charter Communications
 Term Loan
  09-06-14                        4.89-4.90      12,109,650                10,624,765

MEDIA NON CABLE (0.7%)
Intelsat
 Term Loan
  08-15-14                             9.25       6,360,000                 6,352,050

OIL FIELD SERVICES (1.4%)
Dresser
 2nd Lien Term Loan
  05-04-15                             8.47      12,405,000                11,882,998
                                                                      ---------------
Total                                                                      28,859,813
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.6%)
ACE Cash Express
 Tranche B Term Loan
  10-05-13                        5.57-7.37       6,257,937                 4,964,610
-------------------------------------------------------------------------------------

TECHNOLOGY (1.2%)
Flextronics Intl
 Term Loan
  10-01-14                        4.93-4.96       8,645,912                 8,024,530
Flextronics Intl
 Tranche A1A Delayed Draw Term Loan
  10-01-14                             4.96       2,484,458                 2,305,900
                                                                      ---------------
Total                                                                      10,330,430
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

WIRELINES (1.3%)
Fairpoint Communications
 Tranche B Term Loan
  03-08-15                             5.75%     $5,933,000                $5,301,788
Qwest
 Tranche B Term Loan
  06-30-10                             6.95       5,638,000                 5,613,362
                                                                      ---------------
Total                                                                      10,915,150
-------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $99,221,105)                                                       $91,827,868
-------------------------------------------------------------------------------------

COMMON STOCKS ( %)
ISSUER                                            SHARES                   VALUE(A)
OIL, GAS & CONSUMABLE FUELS (--%)
Link Energy LLC Unit                                494,265(b)               $6,920
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Crown Paper Escrow                                4,785,000(b,h)                  5
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,913,363)                                                           $6,925
-----------------------------------------------------------------------------------

OTHER (0.1%)
ISSUER                                            SHARES                   VALUE(A)
OTHER FINANCIAL INSTITUTIONS
Varde Fund V LP                                   5,000,000(b,e,h)         $536,550
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                $536,550
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.7%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%          14,075,101(o)         $ 14,075,101
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $14,075,101)                                                     $14,075,101
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
Cost: $881,919,969)(p)                                                 $822,652,158
===================================================================================


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  187

RiverSource VP - High Yield Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2008, the value of foreign securities represented 4.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $178,970,605 or 21.0% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At June 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $9,519,904. See Note 1 to the financial statements.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Crown Paper Escrow                                                     04-16-07                       $--
Great Lakes Gaming of Michigan Term Loan
  9.00% 2012                                                    03-01-07 thru 09-15-07          5,374,000
United Artists Theatre Circuit Pass-Through Ctfs Series AU4
  9.30% 2015                                                    02-09-00 thru 04-09-02          1,498,421
United Artists Theatre Circuit Pass-Through Ctfs Series AV2
  9.30% 2015                                                    12-11-01 thru 08-28-02            466,111
Varde Fund V LP                                                 04-27-00 thru 06-19-00                 --*

     * The original cost for this position in fiscal year 2004 was $5,000,000. From Sept. 29, 2004 through March 7, 2005, $5,000,000 was returned to the fund in the form of return of capital.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) At June 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                                      UNFUNDED
BORROWER                                                             COMMITMENT
-------------------------------------------------------------------------------
Fontainebleau Las Vegas                                              $3,504,918

(n) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(o) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(p) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $881,920,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $5,752,000
Unrealized depreciation                                               (65,020,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(59,268,000)
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 188 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - High Yield Bond Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                            ---------------------------------------------------------------------
                                                                LEVEL 1           LEVEL 2
                                                             QUOTED PRICES         OTHER          LEVEL 3
                                                               IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                              MARKETS FOR        OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                                 IDENTICAL ASSETS       INPUTS          INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                     $14,075,100       $794,798,841    $13,778,217          $822,652,158

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                INVESTMENTS IN         OTHER FINANCIAL
                                                                  SECURITIES             INSTRUMENTS
------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                      $  16,873,640            $(244,548)
   Accrued discounts/premiums                                           35,991                   --
   Realized gain (loss)                                                183,190                    *
   Change in unrealized appreciation (depreciation)                (2,449,220)              244,548
   Net purchases (sales)                                             (865,384)                   --
   Transfers in and/or out of Level 3                                       --                   --
------------------------------------------------------------------------------------------------------
Balance as of June 30, 2008                                      $  13,778,217            $      --
------------------------------------------------------------------------------------------------------

* The realized gain (loss) earned during the period from Jan. 1, 2008 to June 30, 2008 for Other financial instruments was $(275,050).

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  189

PORTFOLIO OF INVESTMENTS

RiverSource VP - Income Opportunities Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (87.3%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
ASSET-BACKED (0.2%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
  04-20-11                             6.15%      $2,000,000(d)           $1,933,596
------------------------------------------------------------------------------------

MORTGAGE-BACKED (0.1%)(f)
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                             2.98        2,766,403(i)            1,289,793
------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (3.1%)
Alion Science and Technology
  02-01-15                            10.25        4,650,000               3,255,000
Alliant Techsystems
  04-01-16                             6.75        1,415,000               1,372,550
DRS Technologies
  11-01-13                             6.88        2,575,000               2,575,000
  02-01-16                             6.63        3,585,000               3,638,775
  02-01-18                             7.63        3,705,000               3,918,038
L-3 Communications
  06-15-12                             7.63        1,650,000               1,662,375
  07-15-13                             6.13           80,000                  75,600
  01-15-15                             5.88          225,000                 207,563
L-3 Communications
 Series B
  10-15-15                             6.38        7,387,000               6,906,844
Moog
 Sr Sub Nts
  06-15-18                             7.25        2,225,000(d)            2,191,625
TransDigm
  07-15-14                             7.75        1,260,000               1,244,250
                                                                     ---------------
Total                                                                     27,047,620
------------------------------------------------------------------------------------

AUTOMOTIVE (0.4%)
General Motors
 Sr Unsecured
  04-15-16                             7.70        4,295,000               2,609,213
Lear
 Series B
  12-01-16                             8.75        1,580,000               1,232,400
                                                                     ---------------
Total                                                                      3,841,613
------------------------------------------------------------------------------------

BUILDING MATERIALS (0.5%)
Gibraltar Inds
 Series B
  12-01-15                             8.00        3,130,000               2,613,550
Norcraft Companies LP/Finance
  11-01-11                             9.00        1,676,000               1,684,380
                                                                     ---------------
Total                                                                      4,297,930
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

CHEMICALS (3.2%)
Airgas
  10-01-18                             7.13%      $4,365,000(d)           $4,365,000

Chemtura
  06-01-16                             6.88        8,637,000               7,471,005
Hexion US Finance/Nova Scotia Finance
 Sr Secured
  11-15-14                             9.75        4,034,000               3,650,770
INVISTA
 Sr Unsecured
  05-01-12                             9.25        5,030,000(d)            5,155,750
Momentive Performance
 Pay-in-kind
  12-01-14                            10.13        3,190,000(e)            2,663,650
NALCO
  11-15-11                             7.75        2,175,000               2,175,000
NALCO
 Sr Sub Nts
  11-15-13                             8.88        3,000,000               3,075,000
                                                                     ---------------
Total                                                                     28,556,175
------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.6%)
Manitowoc
  11-01-13                             7.13        3,085,000               2,930,750
Terex
  01-15-14                             7.38        2,800,000               2,758,000
                                                                     ---------------
Total                                                                      5,688,750
------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.2%)
West Corp
  10-15-14                             9.50        2,413,000               2,171,700
------------------------------------------------------------------------------------

CONSUMER PRODUCTS (1.3%)
Chattem
 Sr Sub Nts
  03-01-14                             7.00        2,600,000               2,522,000
Jarden
  05-01-17                             7.50        6,645,000               5,847,600
Sealy Mattress
  06-15-14                             8.25        2,027,000               1,662,140
Visant
  10-01-12                             7.63          765,000                 751,613
Visant Holding
 Sr Nts
  12-01-13                             8.75          694,000                 680,120
                                                                     ---------------
Total                                                                     11,463,473
------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
Actuant
  06-15-17                             6.88          775,000                 761,438
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

ELECTRIC (7.1%)
Dynegy Holdings
 Sr Unsecured
  05-01-16                             8.38%      $2,300,000              $2,231,000
  05-15-18                             7.13        1,325,000               1,152,750
  06-01-19                             7.75        5,000,000               4,550,000
Edison Mission Energy
 Sr Unsecured
  06-15-13                             7.50        3,510,000               3,483,675
  06-15-16                             7.75          600,000                 597,000
  05-15-17                             7.00        1,650,000               1,542,750
Energy Future Holdings
  11-01-17                            10.88       15,775,000(d)           15,932,749
IPALCO Enterprises
 Sr Secured
  11-14-11                             8.63        1,540,000               1,601,600
  04-01-16                             7.25        9,345,000(d)            9,204,824
Mirant Americas Generation LLC
 Sr Unsecured
  10-01-21                             8.50          445,000                 414,963
  05-01-31                             9.13        1,405,000               1,310,163
Mirant North America LLC
  12-31-13                             7.38        7,410,000               7,345,163
Nevada Power
  04-15-12                             6.50          550,000                 567,817
NRG Energy
  02-01-14                             7.25        1,050,000               1,002,750
  02-01-16                             7.38        7,960,000               7,492,349
  01-15-17                             7.38        3,010,000               2,844,450
Reliant Energy
  12-15-14                             6.75        1,355,000               1,371,938
                                                                     ---------------
Total                                                                     62,645,941
------------------------------------------------------------------------------------

ENVIRONMENTAL (0.7%)
Allied Waste North America
 Series B
  04-15-14                             7.38        2,985,000               3,029,775
Allied Waste North America
 Sr Secured
  02-15-14                             6.13        2,666,000               2,559,360
Allied Waste North America
 Sr Secured Series B
  05-15-16                             7.13          775,000                 771,125
Clean Harbors
 Sr Secured
  07-15-12                            11.25          120,000                 127,050
                                                                     ---------------
Total                                                                      6,487,310
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 190 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

FOOD AND BEVERAGE (3.1%)
ASG Consolidated LLC/Finance
 Sr Disc Nts
 (Zero coupon through 11-01-08,
 thereafter 11.50%)
  11-01-11                             9.79%      $5,440,000(h)           $5,032,000
Constellation Brands
  12-15-14                             8.38        4,360,000               4,447,200
  09-01-16                             7.25        3,665,000               3,445,100
  05-15-17                             7.25        1,365,000               1,276,275
Cott Beverages USA
  12-15-11                             8.00       15,360,000              12,902,400
                                                                     ---------------
Total                                                                     27,102,975
------------------------------------------------------------------------------------

GAMING (6.3%)
Boyd Gaming
 Sr Sub Nts
  02-01-16                             7.13        1,720,000               1,268,500
Circus & Eldorado Jt Venture/Silver Legacy Capital
 1st Mtge
  03-01-12                            10.13        9,690,000               9,326,624
Firekeepers Development Authority
 Sr Secured
  05-01-15                            13.88        4,120,000(d)            4,047,900
Indianapolis Downs LLC/Capital
 Sr Secured
  11-01-12                            11.00          595,000(d)              541,450
MGM Mirage
  04-01-13                             6.75        4,845,000               4,178,813
  07-15-15                             6.63        2,000,000               1,605,000
  06-01-16                             7.50        4,460,000               3,668,350
Mohegan Tribal Gaming Authority
  02-15-13                             6.13        4,825,000               4,390,750
Pokagon Gaming Authority
 Sr Nts
  06-15-14                            10.38        4,907,000(d)            5,262,758
Shingle Springs Tribal Gaming Authority
 Sr Nts
  06-15-15                             9.38        8,965,000(d)            7,530,600
Station Casinos
 Sr Unsecured
  04-01-12                             6.00        4,125,000               3,279,375
  08-15-16                             7.75        3,815,000               2,918,475
Tunica-Biloxi Gaming Authority
 Sr Unsecured
  11-15-15                             9.00        7,995,000(d)            7,755,150
                                                                     ---------------
Total                                                                     55,773,745
------------------------------------------------------------------------------------

GAS DISTRIBUTORS (0.2%)
Southwestern Energy
 Sr Unsecured
  02-01-18                             7.50        2,125,000(d)            2,178,125
------------------------------------------------------------------------------------

GAS PIPELINES (3.8%)
El Paso Natural Gas
 Sr Unsecured
  06-01-18                             7.25        3,500,000               3,465,000

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
GAS PIPELINES (CONT.)
MarkWest Energy Partners LP/Finance
 Sr Nts
  04-15-18                             8.75%      $3,575,000(d)           $3,655,438
Southern Star Central
 Sr Nts
  03-01-16                             6.75        6,490,000(d)            6,197,950
  03-01-16                             6.75       10,830,000              10,288,499
Tennessee Gas Pipeline
 Sr Unsecured
  12-15-11                             6.00        1,071,000               1,057,613
Williams Partners LP/Finance
 Sr Unsecured
  02-01-17                             7.25        8,860,000               8,860,000
                                                                     ---------------
Total                                                                     33,524,500
------------------------------------------------------------------------------------

HEALTH CARE (5.6%)
Community Health Systems
  07-15-15                             8.88        7,795,000               7,843,719
DaVita
  03-15-13                             6.63        5,385,000               5,169,600
HCA
 Sr Secured
  11-15-16                             9.25        5,840,000               6,015,200
HCA
 Sr Secured Pay-in-kind
  11-15-16                             9.63        5,632,000(e)            5,800,960
IASIS Healthcare LLC/Capital
  06-15-14                             8.75          565,000                 570,650
MedCath Holdings
  07-15-12                             9.88          610,000                 635,925
Omnicare
  12-15-13                             6.75        5,760,000               5,414,400
  12-15-15                             6.88        7,920,000               7,326,000
Omnicare
 Sr Sub Nts
  06-01-13                             6.13        2,645,000               2,420,175
Select Medical
  02-01-15                             7.63        9,100,000               7,985,250
                                                                     ---------------
Total                                                                     49,181,879
------------------------------------------------------------------------------------

HOME CONSTRUCTION (2.0%)
D.R. Horton
  02-01-09                             8.00        6,000,000               6,007,500
  01-15-10                             4.88          790,000                 734,700
K Hovnanian Enterprises
  05-01-13                            11.50        4,949,000(d)            5,097,470
KB HOME
 Sr Sub Nts
  12-15-08                             8.63        4,955,000               4,979,775
Norcraft Holdings LP/Capital
 Sr Disc Nts
 (Zero coupon through 09-01-08,
 thereafter 9.75%)
  09-01-12                             8.89          280,000(h)              260,750
William Lyon Homes
  02-15-14                             7.50          570,000                 290,700
                                                                     ---------------
Total                                                                     17,370,895
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

INDEPENDENT ENERGY (10.9%)
Chesapeake Energy
  06-15-14                             7.50%        $225,000                $223,313
  08-15-14                             7.00        1,230,000               1,205,400
  06-15-15                             6.38        2,000,000               1,890,000
  01-15-16                             6.63        1,280,000               1,228,800
  01-15-16                             6.88        4,170,000               4,024,050
  01-15-18                             6.25          175,000                 161,000
Compton Petroleum Finance
  12-01-13                             7.63        6,990,000(c)            6,867,675
Connacher Oil and Gas
 Sr Secured
  12-15-15                            10.25        7,716,000(c,d)          8,140,379
Denbury Resources
  04-01-13                             7.50          275,000                 274,313
  12-15-15                             7.50        4,740,000               4,716,300
EXCO Resources
  01-15-11                             7.25        7,822,000               7,685,115
Hilcorp Energy I LP/Finance
 Sr Unsecured
  11-01-15                             7.75        9,825,000(d)            9,431,999
KCS Energy
  04-01-12                             7.13        5,505,000               5,284,800
Newfield Exploration
 Sr Sub Nts
  05-15-18                             7.13        2,565,000               2,436,750
OPTI Canada
 Sr Secured
  12-15-14                             8.25        2,799,000(c)            2,785,005
PetroHawk Energy
  07-15-13                             9.13        3,045,000               3,121,125
Quicksilver Resources
  08-01-15                             7.75        7,895,000               7,835,788
  04-01-16                             7.13        3,230,000               3,007,938
Range Resources
  03-15-15                             6.38        2,200,000               2,101,000
  05-15-16                             7.50        4,005,000               3,989,981
  05-01-18                             7.25        1,165,000               1,153,350
Sandridge Energy
 Pay-in-kind
  04-01-15                             8.63       11,545,000(d,e)         11,833,624
Sandridge Energy
 Sr Nts
  06-01-18                             8.00        5,500,000(d)            5,513,750
                                                                     ---------------
Total                                                                     94,911,455
------------------------------------------------------------------------------------

MEDIA CABLE (2.0%)
Charter Communications Operating LLC/Capital
 Sr Secured
  04-30-12                             8.00        1,887,000(d)            1,783,215
  04-30-14                             8.38        1,000,000(d)              947,500
CSC Holdings
 Sr Unsecured
  06-15-15                             8.50        6,060,000(d)            5,969,099
CSC Holdings
 Sr Unsecured Series B
  07-15-09                             8.13          485,000                 488,638

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  191

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
MEDIA CABLE (CONT.)
Mediacom LLC/Capital
Sr Unsecured
  01-15-13                             9.50%      $1,055,000                $994,338
Videotron
 Sr Nts
  04-15-18                             9.13        2,895,000(c,d)          3,075,938
Virgin Media Finance
  04-15-14                             8.75        4,270,000(c)            4,013,800
                                                                     ---------------
Total                                                                     17,272,528
------------------------------------------------------------------------------------

MEDIA NON CABLE (8.4%)
Dex Media West LLC/Finance
 Sr Sub Nts Series B
  08-15-13                             9.88       12,105,000              10,894,499
DIRECTV Holdings LLC/Finance
  06-15-15                             6.38        1,225,000               1,148,438
DIRECTV Holdings LLC/Finance
 Sr Nts
  05-15-16                             7.63        9,985,000(d)            9,810,262
EchoStar DBS
  10-01-14                             6.63        3,990,000               3,690,750
  02-01-16                             7.13        9,440,000               8,708,400
Intelsat Subsidiary Holding
 Sr Unsecured
  01-15-13                             8.50        5,215,000(c,d)          5,215,000
  01-15-15                             8.88          730,000(c,d)            711,750
Lamar Media
 Series B
  08-15-15                             6.63          740,000                 673,400
Lamar Media
 Series C
  08-15-15                             6.63        5,246,000               4,773,860
Lamar Media
 Sr Unsecured
  08-15-15                             6.63        2,219,000               2,019,290
LBI Media
 Sr Sub Nts
  08-01-17                             8.50          974,000(d)              759,720
Liberty Media LLC
 Sr Unsecured
  05-15-13                             5.70        4,950,000               4,436,066
LIN TV
  05-15-13                             6.50          380,000                 347,700
Nielsen Finance LLC
  08-01-14                            10.00        1,375,000(d)            1,416,250
Radio One
  02-15-13                             6.38          565,000                 412,450
Radio One
 Series B
  07-01-11                             8.88        4,950,000               4,207,500
Rainbow Natl Services LLC
  09-01-12                             8.75        5,130,000(d)            5,206,950
Salem Communications Holding
  12-15-10                             7.75       10,179,000               9,390,128
                                                                     ---------------
Total                                                                     73,822,413
------------------------------------------------------------------------------------

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)

METALS (2.8%)
CII Carbon LLC
  11-15-15                            11.13%      $1,590,000(d)           $1,562,175
Freeport-McMoRan Copper & Gold
 Sr Unsecured
  04-01-15                             8.25        6,385,000               6,712,231
  04-01-17                             8.38        7,390,000               7,796,450
Noranda Aluminum Acquistion
 Pay-in-kind
  05-15-15                             6.83        1,062,000(e,i)            915,975
Peabody Energy
  04-15-16                             5.88        2,655,000               2,482,425
  11-01-16                             7.38        2,060,000               2,054,850
Peabody Energy
 Series B
  03-15-13                             6.88        2,868,000               2,875,170
                                                                     ---------------
Total                                                                     24,399,276
------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (0.5%)
Triad Acquisition
 Sr Unsecured Series B
  05-01-13                            11.13        6,120,000               3,978,000
------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (2.6%)
Ford Motor Credit LLC
 Sr Unsecured
  08-10-11                             9.88       13,147,000              11,044,663
GMAC LLC
 Sr Unsecured
  03-02-11                             7.25        4,000,000               2,980,480
  09-15-11                             6.88       12,040,000               8,651,607
                                                                     ---------------
Total                                                                     22,676,750
------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.8%)
Helix Energy Solutions Group
 Sr Unsecured
  01-15-16                             9.50        8,895,000(d)            9,117,375
Key Energy Services
  12-01-14                             8.38        6,625,000(d)            6,757,500
                                                                     ---------------
Total                                                                     15,874,875
------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.1%)
Cardtronics
  08-15-13                             9.25        3,141,000               2,968,245
Cardtronics
 Sr Sub Nts
  08-15-13                             9.25        7,045,000(d)            6,657,525
                                                                     ---------------
Total                                                                      9,625,770
------------------------------------------------------------------------------------

OTHER INDUSTRY (1.6%)
Baldor Electric
  02-15-17                             8.63        1,649,000               1,653,123
Chart Inds
 Sr Sub Nts
  10-15-15                             9.13        4,695,000               4,859,325
Lender Processing Services
 Sr Unsecured
  07-01-16                             8.13        5,925,000(b,d)          5,939,812

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
OTHER INDUSTRY (CONT.)
Leucadia Natl
 Sr Unsecured
  09-15-15                             8.13%      $1,365,000              $1,371,675
                                                                     ---------------
Total                                                                     13,823,935
------------------------------------------------------------------------------------

PACKAGING (2.2%)
Crown Americas LLC/Capital
  11-15-13                             7.63        1,225,000               1,221,938
Crown Cork & Seal
  04-15-23                             8.00        2,425,000               2,146,125
Greif
  02-01-17                             6.75        2,590,000               2,499,350
Owens-Brockway Glass Container
  05-15-13                             8.25        2,715,000               2,782,875
Silgan Holdings
 Sr Sub Nts
  11-15-13                             6.75        3,285,000               3,104,325
Vitro
  02-01-12                             8.63        3,000,000(c)            2,721,000
  02-01-17                             9.13        6,095,000(c)            4,830,287
                                                                     ---------------
Total                                                                     19,305,900
------------------------------------------------------------------------------------

PAPER (2.3%)
Boise Cascade LLC
  10-15-14                             7.13        1,126,000                 900,800
Cascades
  02-15-13                             7.25        1,110,000(c)              965,700
Georgia-Pacific LLC
  01-15-17                             7.13        4,542,000(d)            4,269,480
NewPage
 Sr Secured
  05-01-12                            10.00        4,761,000               4,820,513
Norampac
  06-01-13                             6.75        2,000,000(c)            1,680,000
Smurfit-Stone Container Enterprises
 Sr Unsecured
  07-01-12                             8.38        1,360,000               1,196,800
  03-15-17                             8.00        7,610,000               6,088,000
                                                                     ---------------
Total                                                                     19,921,293
------------------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Warner Chilcott
  02-01-15                             8.75        6,220,000               6,313,300
------------------------------------------------------------------------------------

RAILROADS (0.6%)
Kansas City Southern de Mexico
 Sr Unsub
  12-01-13                             7.63        3,000,000(c)            2,910,000
Kansas City Southern Railway
  06-01-15                             8.00        2,500,000               2,531,250
                                                                     ---------------
Total                                                                      5,441,250
------------------------------------------------------------------------------------

TECHNOLOGY (2.1%)
Communications & Power Inds
  02-01-12                             8.00       10,350,000              10,117,125
CPI Intl
 Sr Unsecured
  02-01-15                             8.94        2,678,000(i)            2,678,000

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 192 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
TECHNOLOGY (CONT.)
NXP BV/Funding LLC
  10-15-14                             7.88%      $4,985,000(c)           $4,586,200
Seagate Technology HDD Holdings
  10-01-16                             6.80        1,296,000(c)            1,182,600
                                                                     ---------------
Total                                                                     18,563,925
------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.5%)
Hertz
  01-01-14                             8.88        5,280,000               4,831,200
------------------------------------------------------------------------------------

WIRELESS (3.7%)
Centennial Cellular Operating/Communications
  06-15-13                            10.13        3,355,000               3,455,650
Centennial Communications/Cellular Operating LLC/
 Puerto Rico Operations
 Sr Unsecured
  02-01-14                             8.13        1,890,000               1,871,100
Cricket Communications
  07-15-15                            10.00        3,570,000(d)            3,507,525
MetroPCS Wireless
  11-01-14                             9.25        3,695,000               3,556,438
Nextel Communications
 Series D
  08-01-15                             7.38       16,723,000              13,880,090
Nextel Communications
 Series E
  10-31-13                             6.88        4,000,000               3,380,000
Rural Cellular
 Sr Secured
  03-15-12                             8.25        1,550,000               1,588,750
Sprint Capital
  05-01-09                             6.38        1,640,000               1,640,000
                                                                     ---------------
Total                                                                     32,879,553
------------------------------------------------------------------------------------

WIRELINES (5.0%)
Cincinnati Bell
  07-15-13                             7.25          110,000                 107,250
  02-15-15                             7.00        6,265,000               5,842,112
Citizens Communications
 Sr Unsecured
  01-15-13                             6.25        8,100,000               7,512,749
  03-15-19                             7.13        4,575,000               4,094,625
Embarq
 Sr Unsecured
  06-01-16                             7.08        3,953,000               3,754,378
Fairpoint Communications
 Sr Unsecured
  04-01-18                            13.13        4,285,000(d)            4,220,725
Qwest Capital Funding
  08-15-10                             7.90          400,000                 399,000
Qwest
 Sr Unsecured
  10-01-14                             7.50        5,585,000               5,375,563
  06-15-15                             7.63        4,915,000               4,730,688

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
WIRELINES (CONT.)
Windstream
  08-01-13                             8.13%        $730,000                $728,175
  08-01-16                             8.63        4,260,000               4,249,350
  03-15-19                             7.00        3,000,000               2,722,500
                                                                     ---------------
Total                                                                     43,737,115
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $800,610,205)                                                    $768,695,996
------------------------------------------------------------------------------------

SENIOR LOANS (6.2%)(j)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)
AUTOMOTIVE (0.4%)
Ford Motor
 Term Loan
  12-15-13                             5.48%     $4,782,861                $3,855,608
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.2%)
West Corp
 Tranche B2 Term Loan
  10-24-13                        4.86-5.30       1,797,295                 1,640,931
-------------------------------------------------------------------------------------

ELECTRIC (0.2%)
Energy Future Holdings
 Tranche B3 Term Loan
  10-10-14                        6.23-6.48       1,990,614                 1,841,079
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
AMC Entertainment
 Pay-in-kind Term Loan
  06-13-12                             7.78         849,416(e)                679,533
-------------------------------------------------------------------------------------

GAMING (0.6%)
Fontainebleau Las Vegas
 Delayed Draw Term Loan
  TBD                                   TBD       1,201,793(b,k,l)          1,030,538
Fontainebleau Las Vegas
 Tranche B Term Loan
  06-06-14                             5.92       2,403,588                 2,061,077
Great Lakes Gaming of Michigan
 Term Loan
  08-15-12                             9.00       1,954,474(g)              1,915,384
                                                                      ---------------
Total                                                                       5,006,999
-------------------------------------------------------------------------------------

MEDIA CABLE (0.7%)
Charter Communications
 Incremental Term Loan
  03-06-14                             8.50       6,535,000                 6,484,942
-------------------------------------------------------------------------------------

SENIOR LOANS (CONTINUED)
                                   COUPON       PRINCIPAL
BORROWER                            RATE          AMOUNT                     VALUE(A)

MEDIA NON CABLE (0.8%)
Intelsat Bermuda
 Term Loan
  02-01-14                             5.20%     $1,565,000(c)             $1,572,168
Intelsat
 Term Loan
  08-15-14                             9.25       6,075,000                 6,067,405
                                                                      ---------------
Total                                                                       7,639,573
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.7%)
Dresser
 2nd Lien Term Loan
  05-04-15                             8.47       6,415,000                 6,145,057
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.8%)
Asurion
 1st Lien Term Loan
  07-03-14                             5.78       7,227,000                 6,696,249
-------------------------------------------------------------------------------------

TECHNOLOGY (0.9%)
Flextronics Intl
 Term Loan
  10-01-14                        4.93-4.96       6,292,572                 5,840,325
Flextronics Intl
 Tranche A1A Delayed Draw Term Loan
  10-01-14                             4.96       1,808,210                 1,678,254
                                                                      ---------------
Total                                                                       7,518,579
-------------------------------------------------------------------------------------

WIRELINES (0.8%)
Fairpoint Communications
 Tranche B Term Loan
  03-08-15                             5.75       8,350,000                 7,461,644
-------------------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $56,844,526)                                                       $54,970,194
-------------------------------------------------------------------------------------

MONEY MARKET FUND (3.9%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%          34,419,405(m)          $34,419,405
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $34,419,405)                                                     $34,419,405
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $891,874,136)(n)                                                $858,085,595
===================================================================================

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  193

RiverSource VP - Income Opportunities Fund

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,160,052. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At June 30, 2008, the value of foreign securities represented 5.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $192,897,938 or 21.9% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Great Lakes Gaming of Michigan
   9.00% Term Loan 2012                                         03-01-07 thru 09-15-07         $1,924,025

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k) At June 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
------------------------------------------------------------------------
Fontainebleau Las Vegas                                       $1,197,833

(l) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(m) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(n) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $891,874,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $3,534,000
Unrealized depreciation                                               (37,322,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(33,788,000)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 194 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Income Opportunities Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                  -------------------------------------------------------------------------------
                                                      LEVEL 1                LEVEL 2
                                                   QUOTED PRICES              OTHER               LEVEL 3
                                                     IN ACTIVE             SIGNIFICANT          SIGNIFICANT
                                                    MARKETS FOR             OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                       IDENTICAL ASSETS            INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                           $34,419,405            $819,781,480          $3,884,710          $858,085,595

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                INVESTMENTS IN    OTHER FINANCIAL
                                                                  SECURITIES        INSTRUMENTS
-------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                      $ 5,124,523         $(57,682)
   Accrued discounts/premiums                                          6,466               --
   Realized gain (loss)                                                   --                *
   Change in unrealized appreciation (depreciation)                 (961,107)          57,682
   Net purchases (sales)                                            (285,172)              --
   Transfers in and/or out of Level 3                                     --               --
-------------------------------------------------------------------------------------------------
Balance as of June 30, 2008                                      $ 3,884,710         $     --
-------------------------------------------------------------------------------------------------

* The realized gain (loss) earned during the period from Jan. 1, 2008 to June 30, 2008 for Other financial instruments was $(71,364).

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  195

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Equity Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.0%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (3.9%)
Boeing                                               585,509            $38,479,651
General Dynamics                                      28,445              2,395,069
Goodrich                                             105,109              4,988,473
Honeywell Intl                                       290,388             14,600,709
L-3 Communications Holdings                           64,567              5,867,203
Lockheed Martin                                      100,312              9,896,782
Spirit AeroSystems Holdings Cl A                     112,581(b)           2,159,304
United Technologies                                  167,853             10,356,530
                                                                    ---------------
Total                                                                    88,743,721
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                            18,183              1,117,709
-----------------------------------------------------------------------------------

AIRLINES (0.2%)
Delta Air Lines                                       41,424(b)             236,117
Northwest Airlines                                   382,485(b)           2,547,350
UAL                                                  172,305                899,432
                                                                    ---------------
Total                                                                     3,682,899
-----------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                16,499(b)             294,177
Johnson Controls                                      40,789              1,169,829
                                                                    ---------------
Total                                                                     1,464,006
-----------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Fiat                                                  38,883(c)             637,273
Ford Motor                                           285,446(b)           1,372,994
General Motors                                        38,885                447,178
Harley-Davidson                                       16,384                594,084
                                                                    ---------------
Total                                                                     3,051,529
-----------------------------------------------------------------------------------

BEVERAGES (2.1%)
Anheuser-Busch Companies                              82,809              5,144,095
Coca-Cola                                            380,583             19,782,704
Molson Coors Brewing Cl B                            155,927              8,471,514
Pepsi Bottling Group                                   8,503                237,404
PepsiCo                                              219,479             13,956,670
                                                                    ---------------
Total                                                                    47,592,387
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (2.3%)
Amgen                                                253,777(b)          11,968,123
Celgene                                               15,325(b)             978,808
Genentech                                            425,268(b)          32,277,841
Genzyme                                              108,833(b)           7,838,153
                                                                    ---------------
Total                                                                    53,062,925
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                136,271              2,143,543
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CAPITAL MARKETS (3.2%)
Bank of New York Mellon                              154,943             $5,861,494
BlackRock                                              5,258                930,666
Blackstone Group LP                                   74,762(e)           1,361,416
Goldman Sachs Group                                   75,700             13,239,930
KKR Private Equity Investors LP Unit               1,455,707             18,560,263
Legg Mason                                            28,952              1,261,439
Lehman Brothers Holdings                             508,889             10,081,091
Merrill Lynch & Co                                   167,193              5,301,690
Morgan Stanley                                       237,627              8,571,206
Oaktree Capital Group LLC Cl A Unit                  178,489(d,h)         4,997,692
Och-Ziff Capital Management Group LLC Cl A            45,210(e)             859,442
State Street                                          49,925              3,194,701
                                                                    ---------------
Total                                                                    74,221,030
-----------------------------------------------------------------------------------

CHEMICALS (1.2%)
Air Products & Chemicals                              14,732              1,456,406
Ashland                                               19,985                963,277
Dow Chemical                                         246,878              8,618,511
Eastman Chemical                                      25,776              1,774,935
Ecolab                                                12,057                518,330
EI du Pont de Nemours & Co                           147,082              6,308,347
Hercules                                               7,796                131,986
Intl Flavors & Fragrances                              5,566                217,408
Monsanto                                              37,644              4,759,707
PPG Inds                                              11,254                645,642
Praxair                                               21,519              2,027,951
Rohm & Haas                                            8,612                399,941
Sigma-Aldrich                                          8,889                478,762
                                                                    ---------------
Total                                                                    28,301,203
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (1.3%)
BancorpSouth                                          33,328                582,907
BB&T                                                  93,425              2,127,287
Comerica                                              10,847                278,009
Fifth Third Bancorp                                  405,081(e)           4,123,725
M&T Bank                                               4,822                340,144
Marshall & Ilsley                                     17,133                262,649
Natl City                                             40,707(e)             194,172
PNC Financial Services Group                          53,375              3,047,713
SunTrust Banks                                        66,908              2,423,408
Wachovia                                             633,775              9,842,525

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
Wells Fargo & Co                                     236,805             $5,624,118
Zions Bancorporation                                   6,915                217,753
                                                                    ---------------
Total                                                                    29,064,410
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                     23,163(b)             292,317
Avery Dennison                                         7,315                321,348
Cintas                                                 8,973                237,874
Equifax                                                8,826                296,730
Monster Worldwide                                      8,623(b)             177,720
Pitney Bowes                                          14,500                494,450
Robert Half Intl                                      10,911                261,537
RR Donnelley & Sons                                   14,759                438,195
Waste Management                                      34,028              1,283,196
                                                                    ---------------
Total                                                                     3,803,367
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (4.1%)
Ciena                                                  5,980(b)             138,557
Cisco Systems                                      1,041,037(b)          24,214,521
Comverse Technology                                   25,050(b)             425,224
Corning                                               33,099                762,932
JDS Uniphase                                          15,450(b)             175,512
Juniper Networks                                      35,967(b)             797,748
Motorola                                             622,309              4,567,748
Nokia ADR                                          1,339,937(c)          32,828,456
QUALCOMM                                             589,955             26,176,303
Starent Networks                                     209,761(b,e)         2,638,793
Tellabs                                               28,424(b)             132,172
                                                                    ---------------
Total                                                                    92,857,966
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.2%)
Apple                                                112,023(b)          18,757,131
Dell                                                 250,789(b)           5,487,263
EMC                                                  215,941(b)           3,172,173
Hewlett-Packard                                      551,426             24,378,544
IBM                                                  151,045             17,903,364
SanDisk                                              127,402(b)           2,382,417
                                                                    ---------------
Total                                                                    72,080,892
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                 25,603              4,764,206
KBR                                                  143,383              5,005,501
                                                                    ---------------
Total                                                                     9,769,707
-----------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                       7,445                445,062
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
American Express                                      99,666              3,754,418
Capital One Financial                                 44,401              1,687,682
SLM                                                   32,568(b)             630,191
                                                                    ---------------
Total                                                                     6,072,291
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 196 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONTAINERS & PACKAGING (--%)
Ball                                                   6,701               $319,907
Bemis                                                  6,844                153,442
Pactiv                                                 8,958(b)             190,178
Sealed Air                                            11,102                211,049
                                                                    ---------------
Total                                                                       874,576
-----------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                         11,356                450,606
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                      9,436(b)             417,637
H&R Block                                             22,351                478,312
                                                                    ---------------
Total                                                                       895,949
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.7%)
Apollo Mgmt LP                                       767,300(d,h)        11,125,850
Bank of America                                      856,945             20,455,277
CIT Group                                             13,237                 90,144
Citigroup                                            764,707             12,816,489
CME Group                                              3,528              1,351,894
Interactive Brokers Group Cl A                       175,230(b)           5,630,140
IntercontinentalExchange                              34,872(b)           3,975,408
JPMorgan Chase & Co                                  650,025             22,302,358
KKR Financial Holdings LLC                           279,905              2,939,003
Leucadia Natl                                         11,620                545,443
Liberty Media - Capital Series A                      32,703(b,g)           470,923
Materials Select Sector SPDR Fund                     28,364              1,183,630
NYSE Euronext                                         17,568                889,995
                                                                    ---------------
Total                                                                    83,776,554
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.8%)
AT&T                                               1,213,732             40,890,631
Cbeyond                                               31,812(b)             509,628
Citizens Communications                               97,131              1,101,466
Deutsche Telekom                                   1,150,592(c)          18,839,505
Embarq                                                     3                    142
Qwest Communications Intl                          2,196,982              8,634,139
Telefonica                                           859,090(c)          22,831,052
Telefonica ADR                                        52,416(c)           4,171,265
tw telecom                                            38,209(b)             612,490
Verizon Communications                               934,313             33,074,680
Windstream                                            94,535              1,166,562
                                                                    ---------------
Total                                                                   131,831,560
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.9%)
Allegheny Energy                                      11,488                575,664
American Electric Power                               27,507              1,106,607
Duke Energy                                           86,753              1,507,767
Edison Intl                                           22,382              1,149,987
Entergy                                               72,239              8,703,355
Exelon                                               127,976             11,512,720
FirstEnergy                                           20,941              1,724,073
FPL Group                                             54,842              3,596,538

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ELECTRIC UTILITIES (CONT.)
Pepco Holdings                                        13,815               $354,355
Pinnacle West Capital                                  6,904                212,436
PPL                                                   62,144              3,248,267
Progress Energy                                       17,868                747,418
Southern                                             251,241              8,773,336
                                                                    ---------------
Total                                                                    43,212,523
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                     186,089              9,202,101
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                   8,458(b)             300,597
Tyco Electronics                                      76,298(c)           2,732,995
                                                                    ---------------
Total                                                                     3,033,592
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes                                          31,711              2,769,639
ENSCO Intl                                             8,444                681,769
Halliburton                                          113,220              6,008,585
Nabors Inds                                           16,788(b,c)           826,473
Natl Oilwell Varco                                    66,884(b)           5,933,948
Noble                                                 16,554              1,075,348
Pride Intl                                            30,797(b)           1,456,390
Rowan Companies                                        7,028                328,559
Schlumberger                                          85,258              9,159,267
Transocean                                            43,989(b)           6,703,484
Weatherford Intl                                      70,103(b)           3,476,408
                                                                    ---------------
Total                                                                    38,419,870
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.5%)
Costco Wholesale                                      30,800              2,160,312
CVS Caremark                                         150,981              5,974,318
Kroger                                                45,795              1,322,102
Safeway                                               73,170              2,089,004
SUPERVALU                                             13,439                415,131
SYSCO                                                 39,972              1,099,630
Walgreen                                              95,441              3,102,787
Wal-Mart Stores                                      316,502             17,787,411
Whole Foods Market                                     9,144                216,621
                                                                    ---------------
Total                                                                    34,167,316
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Archer-Daniels-Midland                                42,222              1,424,993
General Mills                                         51,611              3,136,400
Kellogg                                               79,595              3,822,152
Kraft Foods Cl A                                     104,107              2,961,844
Sara Lee                                             122,713              1,503,234
Tyson Foods Cl A                                      16,337                244,075
                                                                    ---------------
Total                                                                    13,092,698
-----------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Nicor                                                  3,101                132,072
ONEOK                                                 51,955              2,536,962
Questar                                               11,870                843,245
                                                                    ---------------
Total                                                                     3,512,279
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Boston Scientific                                  1,922,328(b)         $23,625,411
China Medical Technologies ADR                        88,382(c)           4,366,071
Covidien                                              92,875              4,447,784
Intuitive Surgical                                     2,891(b)             778,835
Medtronic                                            138,635              7,174,361
St. Jude Medical                                      15,558(b)             636,011
                                                                    ---------------
Total                                                                    41,028,473
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna                                                106,815              4,329,212
AmerisourceBergen                                    118,217              4,727,498
Cardinal Health                                      117,429              6,056,988
CIGNA                                                 69,056              2,443,892
Coventry Health Care                                  10,627(b)             323,273
Express Scripts                                       17,366(b)           1,089,196
Humana                                                99,276(b)           3,948,207
Laboratory Corp of America Holdings                    7,591(b)             528,561
McKesson                                             198,044             11,072,640
Medco Health Solutions                               117,090(b)           5,526,648
Patterson Companies                                    8,885(b)             261,130
Quest Diagnostics                                     10,803                523,621
Tenet Healthcare                                      32,588(b)             181,189
UnitedHealth Group                                   248,344              6,519,030
WellPoint                                             37,227(b)           1,774,239
                                                                    ---------------
Total                                                                    49,305,324
-----------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                            12,594                293,440
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Chipotle Mexican Grill Cl B                                1(b)                  75
Darden Restaurants                                    53,793              1,718,148
Intl Game Technology                                 158,900              3,969,322
Marriott Intl Cl A                                    93,678              2,458,111
McDonald's                                            86,383              4,856,453
Starbucks                                            156,429(b)           2,462,192
Starwood Hotels & Resorts Worldwide                   13,540                542,548
Vail Resorts                                           4,778(b)             204,642
Yum! Brands                                            9,959                349,461
                                                                    ---------------
Total                                                                    16,560,952
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Black & Decker                                         4,185                240,679
Centex                                               143,447              1,917,886
DR Horton                                            229,933              2,494,773
Harman Intl Inds                                     175,723              7,273,175
Hovnanian Enterprises Cl A                           168,738(b,e)           924,684
Jarden                                                 3,795(b)              69,221
KB Home                                              203,912              3,452,230
Leggett & Platt                                       11,514                193,090
Lennar Cl A                                          121,826              1,503,333
Meritage Homes                                        34,053(b)             516,584
Newell Rubbermaid                                     55,374                929,729
NVR                                                    1,152(b)             576,092


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT  197

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HOUSEHOLD DURABLES (CONT.)
S&P Homebuilders ETF SPDR Fund                        39,204               $644,122
Snap-On                                                3,963                206,116
Stanley Works                                          5,377                241,051
Whirlpool                                             41,935              2,588,648
                                                                    ---------------
Total                                                                    23,771,413
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)
Colgate-Palmolive                                    114,773              7,930,814
Procter & Gamble                                     253,788             15,432,849
                                                                    ---------------
Total                                                                    23,363,663
-----------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                   45,975(b)             883,180
Constellation Energy Group                            12,223              1,003,508
Dynegy Cl A                                           34,065(b)             291,256
                                                                    ---------------
Total                                                                     2,177,944
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.5%)
3M                                                    19,514              1,357,979
General Electric                                   1,098,931             29,330,469
Tyco Intl                                             79,037(c)           3,164,641
                                                                    ---------------
Total                                                                    33,853,089
-----------------------------------------------------------------------------------

INSURANCE (3.2%)
ACE                                                  224,861(c)          12,387,591
AFLAC                                                184,526             11,588,233
Allstate                                              12,446                567,413
American Intl Group                                  424,675             11,236,901
Aon                                                    4,508                207,098
Arch Capital Group                                    19,436(b,c)         1,288,996
Assurant                                               8,305                547,798
Assured Guaranty                                      70,607(c)           1,270,220
Chubb                                                 79,835              3,912,713
Endurance Specialty Holdings                          32,824(c)           1,010,651
Hartford Financial Services Group                    139,365              8,998,798
Max Capital Group                                     69,288(c)           1,477,913
MetLife                                               77,479              4,088,567
Principal Financial Group                              7,237                303,737
Prudential Financial                                 194,078             11,594,220
Validus Holdings                                      54,931(c)           1,167,284
XL Capital Cl A                                       37,222(c)             765,284
                                                                    ---------------
Total                                                                    72,413,417
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Amazon.com                                            21,188(b)           1,553,716
Expedia                                              212,904(b)           3,913,175
IAC/InterActiveCorp                                   12,413(b)             239,323
                                                                    ---------------
Total                                                                     5,706,214
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INTERNET SOFTWARE & SERVICES (1.2%)
Akamai Technologies                                   11,481(b)            $399,424
eBay                                                  76,627(b)           2,094,216
Equinix                                               12,057(b)           1,075,726
Google Cl A                                           41,750(b)          21,978,035
VeriSign                                              14,659(b)             554,110
Yahoo!                                               109,282(b,i)         2,257,766
                                                                    ---------------
Total                                                                    28,359,277
-----------------------------------------------------------------------------------

IT SERVICES (1.2%)
Affiliated Computer Services Cl A                     22,434(b)           1,199,995
Automatic Data Processing                             91,442              3,831,420
Broadridge Financial Solutions                             1                     21
Cognizant Technology Solutions Cl A                   19,611(b)             637,554
Computer Sciences                                     11,135(b)             521,563
Convergys                                              8,601(b)             127,811
Electronic Data Systems                               92,903              2,289,130
Fidelity Natl Information Services                    11,642                429,706
Fiserv                                                11,186(b)             507,509
MasterCard Cl A                                       46,204             12,268,086
Paychex                                               22,017                688,692
Redecard                                             119,271(c)           2,204,697
Total System Services                                 13,510                300,192
Unisys                                                23,994(b)              94,776
Visa Cl A                                             20,701(b)           1,683,198
Western Union                                         50,966              1,259,880
                                                                    ---------------
Total                                                                    28,044,230
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                              6,015                 63,759
Eastman Kodak                                         19,794                285,627
Hasbro                                                14,817                529,264
Mattel                                                24,824                424,987
                                                                    ---------------
Total                                                                     1,303,637
-----------------------------------------------------------------------------------

MACHINERY (1.5%)
Caterpillar                                          107,119              7,907,525
Deere & Co                                           126,336              9,112,616
Flowserve                                             88,352             12,077,718
Ingersoll-Rand Cl A                                   22,642(c)             847,490
Navistar Intl                                          4,055(b)             265,643
Parker Hannifin                                       64,257              4,582,809
                                                                    ---------------
Total                                                                    34,793,801
-----------------------------------------------------------------------------------

MEDIA (7.3%)
CBS Cl B                                              45,799                892,623
Clear Channel Communications                          17,087                601,462
Comcast Cl A                                         689,797             13,085,449
Comcast Special Cl A                                 100,342              1,882,416
DIRECTV Group                                        105,955(b)           2,745,294
DISH Network Cl A                                     25,145(b)             736,246
EW Scripps Cl A                                        6,001                249,282
Gannett                                               11,791                255,511

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MEDIA (CONT.)
Idearc                                                     1                     $2
Interpublic Group of Companies                        31,524(b)             271,106
Liberty Entertainment Series A                       163,367(b,g)         3,958,382
McGraw-Hill Companies                                 17,159                688,419
Meredith                                               1,948                 55,109
New York Times Cl A                                    7,286(e)             112,132
News Corp Cl A                                       846,709             12,734,503
Omnicom Group                                         11,147                500,277
Time Warner                                        1,150,643             17,029,516
Time Warner Cable Cl A                                63,238(b)           1,674,542
Viacom Cl B                                          113,991(b)           3,481,285
Virgin Media                                       4,908,871(h)          66,809,735
Vivendi                                              125,013(c)           4,743,370
Walt Disney                                          267,705              8,352,396
Washington Post Cl B                                     296                173,722
WorldSpace Cl A                                      146,291(b,e)           273,564
XM Satellite Radio Holdings Cl A                   3,303,259(b,j)        25,897,551
                                                                    ---------------
Total                                                                   167,203,894
-----------------------------------------------------------------------------------

METALS & MINING (1.6%)
Alcoa                                                154,424              5,500,583
Allegheny Technologies                                 6,935                411,107
Coeur d'Alene Mines                                2,413,891(b)           7,000,284
Freeport-McMoRan Copper & Gold                        26,294              3,081,394
Lihir Gold                                         3,195,233(b,c)        10,078,159
Newmont Mining                                       113,329              5,911,255
Nucor                                                 19,787              1,477,495
Timminco                                             138,338(b,c)         3,712,070
Titanium Metals                                        6,791                 95,006
                                                                    ---------------
Total                                                                    37,267,353
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
JC Penney                                             73,931              2,682,957
Kohl's                                                52,103(b)           2,086,204
Macy's                                                31,022                602,447
Nordstrom                                             10,851                328,785
Saks                                                   5,103(b)              56,031
Target                                                42,770              1,988,377
                                                                    ---------------
Total                                                                     7,744,801
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Ameren                                                14,339                605,536
CenterPoint Energy                                    22,487                360,916
CMS Energy                                            15,469                230,488
Consolidated Edison                                   18,695                730,788
Dominion Resources                                   129,656              6,157,363
DTE Energy                                            11,213                475,880
Integrys Energy Group                                  5,250                266,858
NiSource                                              18,833                337,487
PG&E                                                  24,438                969,944
Public Service Enterprise Group                       34,929              1,604,289
Sempra Energy                                         17,950              1,013,278

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 198 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MULTI-UTILITIES (CONT.)
TECO Energy                                           14,489               $311,369
Xcel Energy                                          167,147(i)           3,354,640
                                                                    ---------------
Total                                                                    16,418,836
-----------------------------------------------------------------------------------

OFFICE ELECTRONICS (--%)
Xerox                                                 62,399                846,130
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.1%)
Anadarko Petroleum                                    37,116              2,777,761
Apache                                                11,198              1,556,522
BP ADR                                                98,099(c)           6,824,747
Chesapeake Energy                                     17,230              1,136,491
Chevron                                              474,120             46,999,517
ConocoPhillips                                       247,670             23,377,571
CONSOL Energy                                         13,612              1,529,580
Devon Energy                                          66,769              8,022,963
El Paso                                               47,857              1,040,411
EOG Resources                                          8,742              1,146,950
Exxon Mobil                                        1,026,513             90,466,592
Marathon Oil                                          76,210              3,953,013
Occidental Petroleum                                  63,229              5,681,758
Patriot Coal                                           1,903(b)             291,711
Peabody Energy                                        19,027              1,675,327
Range Resources                                        1,262                 82,711
Royal Dutch Shell ADR                                 26,687(c)           2,180,595
Ship Finance Intl                                     58,583(c)           1,729,956
Spectra Energy                                        43,969              1,263,669
Sunoco                                                35,215              1,432,898
Tesoro                                                 9,879                195,308
Total                                                167,442(c)          14,288,232
Valero Energy                                        172,980              7,123,316
Williams Companies                                    42,020              1,693,826
XTO Energy                                            32,391              2,219,107
                                                                    ---------------
Total                                                                   228,690,532
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                           128,138              2,985,616
MeadWestvaco                                          11,943                284,721
Weyerhaeuser                                          53,538              2,737,933
                                                                    ---------------
Total                                                                     6,008,270
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.0%)
Avon Products                                        481,824             17,355,301
Herbalife                                            140,587(c)           5,447,746
                                                                    ---------------
Total                                                                    22,803,047
-----------------------------------------------------------------------------------

PHARMACEUTICALS (7.4%)
Barr Pharmaceuticals                                  17,596(b)             793,228
Bristol-Myers Squibb                               2,240,501             45,997,485
Elan ADR                                              56,336(b,c)         2,002,745
Eli Lilly & Co                                       162,866              7,517,895
Johnson & Johnson                                    175,969             11,321,845
Merck & Co                                           806,203             30,385,791
Pfizer                                             2,623,081             45,825,224
Schering-Plough                                      276,848              5,451,137
Wyeth                                                380,323             18,240,291
                                                                    ---------------
Total                                                                   167,535,641
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Apartment Investment & Management Cl A                43,205             $1,471,562
AvalonBay Communities                                  2,722                242,694
Boston Properties                                      5,756                519,306
Developers Diversified Realty                          2,205                 76,536
HCP                                                   16,098                512,077
Host Hotels & Resorts                                 21,168                288,943
Kimco Realty                                           7,223                249,338
MFA Mtge Investments                                  38,925                253,791
Plum Creek Timber                                     11,729                500,946
ProLogis                                              15,361                834,870
Public Storage                                         6,408                517,702
Simon Property Group                                  11,195              1,006,319
Vornado Realty Trust                                   6,616                582,208
                                                                    ---------------
Total                                                                     7,056,292
-----------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                            4,890(b)              93,888
-----------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
CSX                                                   17,597              1,105,268
Hertz Global Holdings                              1,118,300(b)          10,735,679
Norfolk Southern                                      25,204              1,579,535
                                                                    ---------------
Total                                                                    13,420,482
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices                               858,425(b)           5,004,618
Applied Materials                                     44,295                845,592
Atmel                                                367,937(b)           1,280,421
Himax Technologies ADR                               478,191(c)           2,448,338
Infineon Technologies                                295,347(b,c)         2,571,417
Infineon Technologies ADR                            145,921(b,c)         1,244,706
Intel                                              1,105,397             23,743,929
KLA-Tencor                                            12,020                489,334
LSI                                                        1(b)                   6
MEMC Electronic Materials                             18,295(b)           1,125,874
Microchip Technology                                  11,126                339,788
Micron Technology                                    756,536(b)           4,539,216
Microsemi                                             10,402(b)             261,922
NVIDIA                                                40,621(b)             760,425
ON Semiconductor                                     192,120(b)           1,761,740
PMC-Sierra                                            66,556(b)             509,153
Spansion Cl A                                      2,062,933(b)           4,641,599
Teradyne                                             183,004(b)           2,025,854
Texas Instruments                                    217,134(i)           6,114,494
                                                                    ---------------
Total                                                                    59,708,426
-----------------------------------------------------------------------------------

SOFTWARE (3.7%)
Adobe Systems                                         36,534(b)           1,439,074
Autodesk                                              15,862(b)             536,294
BMC Software                                          13,198(b)             475,128
CA                                                    26,803                618,881

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SOFTWARE (CONT.)
Citrix Systems                                        12,728(b)            $374,330
Compuware                                             18,837(b)             179,705
Electronic Arts                                      107,198(b)           4,762,807
Intuit                                                22,513(b)             620,683
Microsoft                                          1,931,792             53,143,599
Nintendo ADR                                         168,978(c)          11,836,910
Novell                                                24,188(b)             142,467
Oracle                                               407,910(b)           8,566,110
Quest Software                                        35,931(b)             532,138
Symantec                                              58,145(b)           1,125,106
                                                                    ---------------
Total                                                                    84,353,232
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
Abercrombie & Fitch Cl A                              33,344              2,090,002
AutoNation                                             9,275(b)              92,936
AutoZone                                               2,953(b)             357,343
Bed Bath & Beyond                                     18,681(b)             524,936
Best Buy                                              19,588                775,685
Gap                                                   76,134              1,269,154
Home Depot                                           260,197              6,093,813
Lowe's Companies                                     263,176              5,460,901
Office Depot                                          35,335(b)             386,565
OfficeMax                                              5,214                 72,475
RadioShack                                             9,006                110,504
Sherwin-Williams                                      23,650              1,086,245
Staples                                               48,154              1,143,658
Tiffany & Co                                           9,645                393,034
TJX Companies                                        103,154              3,246,255
                                                                    ---------------
Total                                                                    23,103,506
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                    5,948                 81,785
Liz Claiborne                                          6,834                 96,701
Nike Cl B                                             26,302              1,567,862
VF                                                    11,910                847,754
                                                                    ---------------
Total                                                                     2,594,102
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Countrywide Financial                                313,561(e)           1,332,634
Fannie Mae                                           113,408              2,212,590
Freddie Mac                                          642,089             10,530,260
Hudson City Bancorp                                   28,539                476,036
New York Community Bancorp                            99,676              1,778,220
Washington Federal                                     7,490                135,569
                                                                    ---------------
Total                                                                    16,465,309
-----------------------------------------------------------------------------------

TOBACCO (2.3%)
Altria Group                                         863,045             17,744,205
Lorillard                                             23,994(b)           1,659,425
Philip Morris Intl                                   623,631             30,801,136
UST                                                   37,730              2,060,435
                                                                    ---------------
Total                                                                    52,265,201
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                            4,611                377,180
-----------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT  199

RiverSource VP - Large Cap Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
American Tower Cl A                                   11,713(b)            $494,874
Sprint Nextel                                        333,505              3,168,298
Turkcell ADR                                          56,943(c)             828,521
Vodafone Group                                    14,760,992(c)          43,855,913
Vodafone Group ADR                                   537,073(c)          15,822,171
                                                                    ---------------
Total                                                                    64,169,777
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,376,340,677)                                               $2,219,045,044
-----------------------------------------------------------------------------------

OPTIONS PURCHASED (0.2%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Altria Group(k)
Virgin Media(k)
Vodafone Group ADR(k)                            127,757              $100.00            Jan. 2009                $290,009
AmeriSourceBergen(k)
Bristol-Myers Squibb(k)

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS (cont.)
Nokia ADR (k)                                    116,152              $100.00            Jan. 2009                $152,159
Hertz Global Holdings(k)
Telefonica(k)
Vodafone Group ADR(k)                            108,070               100.00            Jan. 2009                 121,514
Hong Kong Dollar                                 536,790                 7.73           March 2009                 176,389
Virgin Media(k)
Vodafone Group ADR(k)
XM Satellite Radio Holdings Cl A(k)              113,562               100.00            Jan. 2009                 171,479
XM Satellite Radio Holdings Cl A                  11,570                 9.00            July 2008                 318,174
XM Satellite Radio
 Holdings Cl A                                     5,371                11.00            July 2008                  40,283
--------------------------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED (CONTINUED)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)

PUTS
Goldman Sachs Group                              125,303              $446.25            Aug. 2008                $402,599
S&P 500 Index                                        634             1,320.00            July 2008               2,948,100
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $8,413,021)                                                                                              $4,620,706
--------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUND (3.8%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.57%                                 86,255,383(l)          $86,255,383
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $86,255,383)                                                      $86,255,383
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,471,009,081)(m)                                             $2,309,921,133
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                             NUMBER OF                                               UNREALIZED
                                                             CONTRACTS          NOTIONAL         EXPIRATION         APPRECIATION
CONTRACT DESCRIPTION                                        LONG (SHORT)      MARKET VALUE          DATE           (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                    71           $22,739,525          Sept. 2008       $(1,395,395)

OPEN OPTIONS CONTRACTS WRITTEN AT JUNE 30, 2008

                                                          NUMBER OF      EXERCISE          PREMIUM        EXPIRATION
ISSUER                                       PUTS/CALLS   CONTRACTS       PRICE            RECEIVED          DATE       VALUE(A)
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                   Put           634         $1,265           $895,259       July 2008    $1,150,710
XM Satellite Radio Holdings Cl A                Call       11,570             11            150,250       July 2008        86,775
XM Satellite Radio Holdings Cl A                Call        8,076             14            177,672       July 2008        20,190
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                  $1,257,675
---------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 200 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                                                         NOTIONAL
                                                                                           EXPIRATION    PRINCIPAL    UNREALIZED
COUNTERPARTY                                      FUND RECEIVES             FUND PAYS         DATE        AMOUNT     DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                             Total return on a custom        Floating rate   July 6, 2009   $543,692      $(3,721)
                                          basket of securities in the     based on
                                          consumer goods sector           1-month LIBOR
                                                                          plus 0.30%
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                             Total return on a custom        Floating rate   July 6, 2009    722,036       (3,923)
                                          basket of securities in the     based on
                                          financial sector                1-month LIBOR
                                                                          plus 0.30%
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs                             Total return on a custom        Floating rate   July 6, 2009    631,518       (2,073)
                                          basket of securities in the     based on
                                          following sectors: 51.5% in     1-month LIBOR
                                          the technology sector, 25.6%    plus 0.30%
                                          in the industrials sector,
                                          13.9% in the health care
                                          sector and 9.0% in the energy
                                          sector
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                  $(9,717)
---------------------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2008

                                                       CURRENCY TO BE          CURRENCY TO BE       UNREALIZED        UNREALIZED
EXCHANGE DATE                                            DELIVERED                RECEIVED         APPRECIATION      DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------------
July 1, 2008                                                      199,283           190,891              $--               $(161)
                                                        Australian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 2, 2008                                                      479,216           460,705            1,281                  --
                                                        Australian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 3, 2008                                                      500,893           481,541            1,335                  --
                                                        Australian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 3, 2008                                                   23,263,000        36,080,913               --            (542,470)
                                                   European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 7, 2008                                                   18,314,000        28,405,014               --            (421,202)
                                                   European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 7, 2008                                                    5,385,000         8,271,683               --            (204,301)
                                                   European Monetary Unit       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 25, 2008                                                  13,625,000        26,426,641               --            (663,172)
                                                            British Pound       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 28, 2008                                                  10,825,000        21,000,500               --            (516,928)
                                                            British Pound       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
July 30, 2008                                                   8,296,000         7,880,370               --             (39,708)
                                                        Australian Dollar       U.S. Dollar
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                 $2,616         $(2,387,942)
---------------------------------------------------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT  201

RiverSource VP - Large Cap Equity Fund

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 10.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $16,123,542 or 0.7% of net assets.

(e) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.3% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 3.5% of net assets.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
----------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                 08-02-07 thru 06-03-08         $16,890,277
Oaktree Capital Group LLC Cl A Unit*                            05-21-07 thru 04-28-08           6,594,881
Virgin Media                                                    11-15-05 thru 04-15-08          97,873,270

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) At June 30, 2008, investments in securities included securities valued at $3,847,920 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j) At June 30, 2008, securities valued at $15,402,464 were held to cover open call options written. See Note 6 to the financial statements.

(k) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(l) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(m) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $2,471,009,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $197,590,000
Unrealized depreciation                                               (358,678,000)
----------------------------------------------------------------------------------
Net unrealized depreciation                                          $(161,088,000)
----------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 202 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

FAIR VALUE MEASUREMENTS

Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                   FAIR VALUE AT JUNE 30, 2008
                                                                -----------------------------------------------------------------
                                                                    LEVEL 1           LEVEL 2
                                                                 QUOTED PRICES         OTHER         LEVEL 3
                                                                   IN ACTIVE        SIGNIFICANT    SIGNIFICANT
                                                                  MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                                     IDENTICAL ASSETS      INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                        $2,294,767,331     $15,153,802        $--         $2,309,921,133
Other financial instruments*                                         (2,523,046)         (9,717)        --             (2,532,763)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                            $2,292,244,285     $15,144,085        $--         $2,307,388,370
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as written options, futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  203

PORTFOLIO OF INVESTMENTS

RiverSource VP - Large Cap Value Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.5%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (4.5%)
Boeing                                                1,897                $124,671
General Dynamics                                        575                  48,415
Goodrich                                              1,792                  85,048
Honeywell Intl                                        2,813                 141,438
L-3 Communications Holdings                             677                  61,519
Lockheed Martin                                       1,327                 130,922
Spirit AeroSystems Holdings Cl A                        658(b)               12,620
United Technologies                                   1,239                  76,446
                                                                    ---------------
Total                                                                       681,079
-----------------------------------------------------------------------------------

AIRLINES (0.1%)
Northwest Airlines                                    1,856(b)               12,361
UAL                                                     293                   1,529
                                                                    ---------------
Total                                                                        13,890
-----------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Fiat                                                    807(c)               13,226
Ford Motor                                            2,810(b)               13,516
                                                                    ---------------
Total                                                                        26,742
-----------------------------------------------------------------------------------

BEVERAGES (1.4%)
Anheuser-Busch Companies                                582                  36,154
Coca-Cola                                             1,865                  96,942
Molson Coors Brewing Cl B                               666                  36,184
PepsiCo                                                 610                  38,790
                                                                    ---------------
Total                                                                       208,070
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (0.4%)
Amgen                                                   825(b)               38,907
Genzyme                                                 376(b)               27,080
                                                                    ---------------
Total                                                                        65,987
-----------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                                 2,250                  35,393
-----------------------------------------------------------------------------------

CAPITAL MARKETS (3.5%)
Bank of New York Mellon                               1,997                  75,547
Blackstone Group LP                                   1,512                  27,534
Goldman Sachs Group                                     474                  82,903
KKR Private Equity Investors LP Unit                  1,575                  20,081
Legg Mason                                              327                  14,247
Lehman Brothers Holdings                              4,121                  81,637
Merrill Lynch & Co                                    2,086                  66,147
Morgan Stanley                                        3,152                 113,692

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CAPITAL MARKETS (CONT.)
Oaktree Capital Group LLC Cl A Unit                   1,000(d,e)            $28,000
State Street                                            416                  26,620
                                                                    ---------------
Total                                                                       536,408
-----------------------------------------------------------------------------------

CHEMICALS (1.6%)
Ashland                                                 329                  15,858
Dow Chemical                                          3,688                 128,748
Eastman Chemical                                        414                  28,508
EI du Pont de Nemours & Co                            1,725                  73,985
                                                                    ---------------
Total                                                                       247,099
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (2.0%)
Fifth Third Bancorp                                   3,838                  39,071
PNC Financial Services Group                          1,079                  61,611
SunTrust Banks                                          770                  27,889
Wachovia                                              6,474                 100,542
Wells Fargo & Co                                      3,167                  75,216
                                                                    ---------------
Total                                                                       304,329
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.1%)
Cisco Systems                                         4,551(b)              105,855
Motorola                                              6,247                  45,853
Nokia ADR                                             3,415(c)               83,668
QUALCOMM                                              1,850                  82,085
                                                                    ---------------
Total                                                                       317,461
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.3%)
Dell                                                    932(b)               20,392
Hewlett-Packard                                       3,765                 166,451
IBM                                                   1,167                 138,325
SanDisk                                               1,019(b)               19,055
                                                                    ---------------
Total                                                                       344,223
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                                   210                  39,077
KBR                                                   1,262                  44,056
                                                                    ---------------
Total                                                                        83,133
-----------------------------------------------------------------------------------

CONSUMER FINANCE (0.5%)
American Express                                      1,275                  48,029
Capital One Financial                                   896                  34,057
                                                                    ---------------
Total                                                                        82,086
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.7%)
Apollo Mgmt LP                                        3,600(d,e)             52,200
Bank of America                                      13,079                 312,194
Citigroup                                            13,112                 219,757
JPMorgan Chase & Co                                   7,959                 273,073
                                                                    ---------------
Total                                                                       857,224
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

DIVERSIFIED TELECOMMUNICATION SERVICES (6.4%)
AT&T                                                 14,490                $488,169
Citizens Communications                               1,965                  22,283
Deutsche Telekom                                      2,489(c)               40,754
Qwest Communications Intl                             3,303                  12,981
Verizon Communications                               10,835                 383,560
Windstream                                            1,913                  23,606
                                                                    ---------------
Total                                                                       971,353
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.4%)
Entergy                                               1,195                 143,974
Exelon                                                1,670                 150,233
FPL Group                                               543                  35,610
PPL                                                     738                  38,575
Southern                                              4,020                 140,378
                                                                    ---------------
Total                                                                       508,770
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                      1,079                  53,357
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Tyco Electronics                                        866(c)               31,020
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.1%)
Baker Hughes                                            463                  40,438
Halliburton                                           1,274                  67,611
Natl Oilwell Varco                                      723(b)               64,145
Schlumberger                                            238                  25,568
Transocean                                              450(b)               68,576
Weatherford Intl                                      1,091(b)               54,103
                                                                    ---------------
Total                                                                       320,441
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
CVS Caremark                                          1,059                  41,905
Safeway                                                 902                  25,752
Walgreen                                                553                  17,978
Wal-Mart Stores                                       2,144                 120,493
                                                                    ---------------
Total                                                                       206,128
-----------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
General Mills                                           590                  35,854
Kellogg                                               1,008                  48,404
Kraft Foods Cl A                                      2,069                  58,864
                                                                    ---------------
Total                                                                       143,122
-----------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                                 1,051                  51,320
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Boston Scientific                                     7,422(b)               91,216
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 204 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Aetna                                                 1,470                 $59,579
Cardinal Health                                         791                  40,800
CIGNA                                                 1,008                  35,673
Humana                                                  723(b)               28,754
McKesson                                                466                  26,054
UnitedHealth Group                                    1,043                  27,379
                                                                    ---------------
Total                                                                       218,239
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Darden Restaurants                                      540                  17,248
Intl Game Technology                                    907                  22,657
Marriott Intl Cl A                                    1,056                  27,709
McDonald's                                              813                  45,707
                                                                    ---------------
Total                                                                       113,321
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.6%)
Centex                                                2,735                  36,567
DR Horton                                             4,648                  50,431
Harman Intl Inds                                        668                  27,649
Hovnanian Enterprises Cl A                            3,413(b)               18,703
KB Home                                               3,375                  57,138
Lennar Cl A                                           1,720                  21,225
Whirlpool                                               477                  29,445
                                                                    ---------------
Total                                                                       241,158
-----------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive                                       324                  22,388
Procter & Gamble                                      1,761                 107,087
                                                                    ---------------
Total                                                                       129,475
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
3M                                                      398                  27,697
General Electric                                     11,862                 316,597
Tyco Intl                                             1,150(c)               46,046
                                                                    ---------------
Total                                                                       390,340
-----------------------------------------------------------------------------------

INSURANCE (6.3%)
ACE                                                   3,184(c)              175,406
AFLAC                                                 2,126                 133,513
American Intl Group                                   5,936                 157,066
Arch Capital Group                                      396(b,c)             26,263
Assured Guaranty                                        759(c)               13,654
Chubb                                                 1,301                  63,762
Endurance Specialty Holdings                            664(c)               20,445
Hartford Financial Services Group                     2,143                 138,373
Max Capital Group                                       685(c)               14,611
MetLife                                               1,065                  56,200
Prudential Financial                                  2,159                 128,979
Validus Holdings                                        371(c)                7,884
XL Capital Cl A                                         503(c)               10,342
                                                                    ---------------
Total                                                                       946,498
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

IT SERVICES (0.7%)
Affiliated Computer Services Cl A                       320(b)              $17,117
Automatic Data Processing                             1,130                  47,346
Electronic Data Systems                               1,178                  29,026
MasterCard Cl A                                          63                  16,728
                                                                    ---------------
Total                                                                       110,217
-----------------------------------------------------------------------------------

MACHINERY (2.4%)
Caterpillar                                             826                  60,975
Deere & Co                                            1,615                 116,489
Flowserve                                               695                  95,007
Ingersoll-Rand Cl A                                     406(c)               15,197
Parker Hannifin                                         956                  68,182
                                                                    ---------------
Total                                                                       355,850
-----------------------------------------------------------------------------------

MEDIA (5.5%)
Comcast Cl A                                          3,130                  59,376
Comcast Special Cl A                                  2,029                  38,064
DISH Network Cl A                                       508(b)               14,874
News Corp Cl A                                        8,954                 134,668
Time Warner                                          11,250                 166,501
Viacom Cl B                                           1,660(b)               50,696
Virgin Media                                          8,420(e)              114,596
Vivendi                                               2,594(c)               98,424
Walt Disney                                           3,780                 117,936
XM Satellite Radio Holdings Cl A                      4,052(b)               31,768
                                                                    ---------------
Total                                                                       826,903
-----------------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcoa                                                 1,992                  70,955
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
JC Penney                                             1,469                  53,310
Kohl's                                                  625(b)               25,025
Target                                                  865                  40,214
                                                                    ---------------
Total                                                                       118,549
-----------------------------------------------------------------------------------

MULTI-UTILITIES (0.9%)
Dominion Resources                                    1,824                  86,622
Xcel Energy                                           2,785                  55,895
                                                                    ---------------
Total                                                                       142,517
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (16.2%)
Anadarko Petroleum                                      417                  31,208
BP ADR                                                1,604(c)              111,590
Chesapeake Energy                                       349                  23,020
Chevron                                               6,107                 605,387
ConocoPhillips                                        4,387                 414,089
Devon Energy                                          1,032                 124,005
Exxon Mobil                                           9,919                 874,162
Marathon Oil                                            941                  48,810
Royal Dutch Shell ADR                                   539(c)               44,042
Total                                                 1,909(c)              162,900
XTO Energy                                              289                  19,799
                                                                    ---------------
Total                                                                     2,459,012
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PAPER & FOREST PRODUCTS (0.6%)
Intl Paper                                            1,997                 $46,530
Weyerhaeuser                                            791                  40,452
                                                                    ---------------
Total                                                                        86,982
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                         1,319                  47,510
Herbalife                                               396(c)               15,345
                                                                    ---------------
Total                                                                        62,855
-----------------------------------------------------------------------------------

PHARMACEUTICALS (5.8%)
Bristol-Myers Squibb                                  7,205                 147,919
Eli Lilly & Co                                          396                  18,279
Johnson & Johnson                                     1,438                  92,521
Merck & Co                                            3,666                 138,172
Pfizer                                               20,261                 353,959
Schering-Plough                                         946                  18,627
Wyeth                                                 2,154                 103,306
                                                                    ---------------
Total                                                                       872,783
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Apartment Investment & Management Cl A                  873                  29,734
-----------------------------------------------------------------------------------

ROAD & RAIL (--%)
Hertz Global Holdings                                   292(b)                2,803
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices                                8,108(b)               47,270
Atmel                                                 7,444(b)               25,905
Infineon Technologies                                 1,828(b,c)             15,915
Infineon Technologies ADR                             2,224(b,c)             18,971
Intel                                                 5,708                 122,607
Micron Technology                                     7,558(b)               45,348
ON Semiconductor                                      1,636(b)               15,002
Spansion Cl A                                         7,690(b)               17,303
Teradyne                                              3,428(b)               37,948
Texas Instruments                                       939                  26,442
                                                                    ---------------
Total                                                                       372,711
-----------------------------------------------------------------------------------

SOFTWARE (1.2%)
Microsoft                                             4,728                 130,067
Oracle                                                2,053(b)               43,113
Quest Software                                          727(b)               10,767
                                                                    ---------------
Total                                                                       183,947
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
Gap                                                   1,212                  20,204
Home Depot                                            2,483                  58,152
Lowe's Companies                                      2,858                  59,303
TJX Companies                                         1,353                  42,579
                                                                    ---------------
Total                                                                       180,238
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial                                 4,769                  20,268
Fannie Mae                                            2,197                  42,863
Freddie Mac                                           7,683                 126,002
New York Community Bancorp                            1,044                  18,625
                                                                    ---------------
Total                                                                       207,758
-----------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  205

RiverSource VP - Large Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TOBACCO (2.2%)
Altria Group                                          5,242                $107,776
Philip Morris Intl                                    4,064                 200,720
UST                                                     359                  19,605
                                                                    ---------------
Total                                                                       328,101
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel                                         3,787                  35,977
Vodafone Group ADR                                    3,013(c)               88,762
                                                                    ---------------
Total                                                                       124,739
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $16,494,539)                                                     $14,755,536
-----------------------------------------------------------------------------------
MONEY MARKET FUND (3.5%)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%             530,280(f)             $530,280
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $530,280)                                                           $530,280
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $17,024,819)(g)                                                  $15,285,816
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 7.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $80,200 or 0.5% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                   COST
------------------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                 08-02-07 thru 01-16-08         $77,752
Oaktree Capital Group LLC Cl A Unit*                                   05-21-07                 42,810
Virgin Media                                                    02-24-06 thru 04-10-08         178,151

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $17,025,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $1,511,000
Unrealized depreciation                                               (3,250,000)
--------------------------------------------------------------------------------
Net unrealized depreciation                                          $(1,739,000)
--------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 206 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                             FAIR VALUE AT JUNE 30, 2008
                                                    -----------------------------------------------------------------------------
                                                        LEVEL 1                LEVEL 2
                                                     QUOTED PRICES              OTHER              LEVEL 3
                                                       IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                      MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                         IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                             $15,285,816                 $--                 $--             $15,285,816

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  207

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Growth Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (98.7%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (0.5%)
Precision Castparts                                   11,761              $1,133,408
Rockwell Collins                                      21,297               1,021,404
                                                                     ---------------
Total                                                                      2,154,812
------------------------------------------------------------------------------------

AIRLINES (0.4%)
AMR                                                  154,707(b)              792,100
UAL                                                  171,646                 895,991
US Airways Group                                      79,911(b)              199,778
                                                                     ---------------
Total                                                                      1,887,869
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Harley-Davidson                                       25,255                 915,746
------------------------------------------------------------------------------------

BEVERAGES (0.6%)
Hansen Natural                                        33,845(b)              975,413
Pepsi Bottling Group                                  73,101               2,040,980
                                                                     ---------------
Total                                                                      3,016,393
------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.7%)
Celera Group                                         836,490(b)            9,502,527
Cepheid                                               33,411(b)              939,517
Genzyme                                               52,403(b)            3,774,064
OSI Pharmaceuticals                                   78,093(b)            3,226,803
                                                                     ---------------
Total                                                                     17,442,911
------------------------------------------------------------------------------------

CAPITAL MARKETS (4.6%)
Legg Mason                                            32,995               1,437,592
Northern Trust                                        70,926               4,863,396
T Rowe Price Group                                    98,503               5,562,464
TD Ameritrade Holding                                526,347(b)            9,521,618
                                                                     ---------------
Total                                                                     21,385,070
------------------------------------------------------------------------------------

CHEMICALS (1.1%)
Sigma-Aldrich                                         71,177               3,833,593
Zoltek Companies                                      60,547(b,d)          1,468,265
                                                                     ---------------
Total                                                                      5,301,858
------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
TCF Financial                                        178,790               2,150,844
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (8.6%)
Blue Coat Systems                                     30,442(b)              429,537
Brocade Communications Systems                       853,873(b)            7,035,913
Ciena                                                229,487(b)            5,317,214
F5 Networks                                          375,571(b)           10,673,727
Foundry Networks                                     476,455(b)            5,631,698
Infinera                                             157,596(b)            1,389,997
Juniper Networks                                     187,143(b)            4,150,832
ORBCOMM                                              192,870(b)            1,099,359
Riverbed Technology                                  322,591(b)            4,425,949
                                                                     ---------------
Total                                                                     40,154,226
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMPUTERS & PERIPHERALS (2.3%)
Data Domain                                           51,301(b)           $1,196,852
Immersion                                             61,087(b)              416,002
NetApp                                                42,366(b)              917,648
Sun Microsystems                                     583,385(b)            6,347,230
Synaptics                                             56,506(b)            2,131,971
                                                                     ---------------
Total                                                                     11,009,703
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.5%)
Chicago Bridge & Iron                                 25,374(c)            1,010,393
Fluor                                                 32,801               6,103,610
Foster Wheeler                                        37,090(b)            2,713,134
Quanta Services                                      192,122(b)            6,391,898
                                                                     ---------------
Total                                                                     16,219,035
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Martin Marietta Materials                             18,867(d)            1,954,433
------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
LKQ                                                   35,840(b)              647,629
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Strayer Education                                     11,812               2,469,535
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.2%)
NYSE Euronext                                         22,634               1,146,638
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.1%)
Level 3 Communications                               327,531(b)              966,216
tw telecom                                           261,161(b)            4,186,411
                                                                     ---------------
Total                                                                      5,152,627
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Allegheny Energy                                      37,659               1,887,092
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (8.1%)
Energy Conversion Devices                             65,843(b)            4,848,679
Evergreen Solar                                      592,020(b,d)          5,736,674
First Solar                                           18,188(b)            4,962,050
FuelCell Energy                                      255,834(b,d)          1,816,421
General Cable                                         35,907(b)            2,184,941
Hubbell Cl B                                         202,001               8,053,780
JA Solar Holdings ADR                                156,586(b,c)          2,638,474
Real Goods Solar Cl A                                270,692(b)            1,664,756
Roper Inds                                            24,531               1,616,102
SunPower Cl A                                          5,050(b)              363,499
Yingli Green Energy Holding ADR                      250,892(b,c,d)        3,994,201
                                                                     ---------------
Total                                                                     37,879,577
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Brightpoint                                          109,999(b)              802,993
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ENERGY EQUIPMENT & SERVICES (3.4%)
BJ Services                                          239,830              $7,660,170
ENSCO Intl                                            82,400               6,652,976
Natl Oilwell Varco                                     9,084(b)              805,932
Smith Intl                                             9,677                 804,546
                                                                     ---------------
Total                                                                     15,923,624
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Dean Foods                                            46,009(b)              902,697
------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                               33,388               2,371,884
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.9%)
Hologic                                              123,826(b)            2,699,407
ResMed                                                66,830(b)            2,388,504
St. Jude Medical                                     365,678(b)           14,948,917
Varian Medical Systems                                52,611(b)            2,727,880
                                                                     ---------------
Total                                                                     22,764,708
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.0%)
AmerisourceBergen                                     76,412               3,055,716
Express Scripts                                       19,548(b)            1,226,051
Omnicare                                              39,800               1,043,556
Pediatrix Medical Group                               57,158(b)            2,813,888
Universal Health Services Cl B                        16,088               1,017,083
                                                                     ---------------
Total                                                                      9,156,294
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.9%)
Allscripts Healthcare Solutions                      157,275(b)            1,951,783
Cerner                                                45,924(b)            2,074,846
                                                                     ---------------
Total                                                                      4,026,629
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Brinker Intl                                          84,186               1,591,115
Darden Restaurants                                    28,152                 899,175
Intl Game Technology                                  41,964               1,048,261
Pinnacle Entertainment                                73,469(b)              770,690
Starwood Hotels & Resorts Worldwide                   61,338               2,457,813
                                                                     ---------------
Total                                                                      6,767,054
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Centex                                                35,231                 471,038
KB Home                                               27,523                 465,964
Lennar Cl A                                           33,481                 413,156
                                                                     ---------------
Total                                                                      1,350,158
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 208 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.5%)
AES                                                  245,026(b)           $4,706,950
Ormat Technologies                                    46,513               2,287,509
                                                                     ---------------
Total                                                                      6,994,459
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Orbitz Worldwide                                     510,760(b)            2,558,908
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (6.6%)
Akamai Technologies                                  189,269(b)            6,584,669
Equinix                                               11,339(b,d)          1,011,666
MercadoLibre                                          57,564(b,c)          1,985,382
Omniture                                              67,392(b)            1,251,469
VeriSign                                              20,377(b)              770,251
VistaPrint                                           718,261(b,c,d)       19,220,664
                                                                     ---------------
Total                                                                     30,824,101
------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Cognizant Technology Solutions Cl A                   34,308(b)            1,115,353
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Polaris Inds                                          46,919(d)            1,894,589
------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.5%)
Techne                                                31,343(b)            2,425,635
------------------------------------------------------------------------------------

MACHINERY (0.6%)
ITT                                                   20,055               1,270,083
Joy Global                                            18,510               1,403,613
                                                                     ---------------
Total                                                                      2,673,696
------------------------------------------------------------------------------------

MEDIA (1.5%)
Lamar Advertising Cl A                                29,815(b,d)          1,074,234
Sirius Satellite Radio                             2,210,585(b,d)          4,244,324
XM Satellite Radio Holdings Cl A                     222,374(b)            1,743,412
                                                                     ---------------
Total                                                                      7,061,970
------------------------------------------------------------------------------------

METALS & MINING (1.2%)
Allegheny Technologies                                28,732               1,703,233
Freeport-McMoRan Copper & Gold                        34,540               4,047,743
                                                                     ---------------
Total                                                                      5,750,976
------------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Family Dollar Stores                                  93,682               1,868,019
JC Penney                                            101,586               3,686,556
Nordstrom                                             37,368               1,132,250
                                                                     ---------------
Total                                                                      6,686,825
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

OIL, GAS & CONSUMABLE FUELS (6.9%)
Denbury Resources                                     80,019(b)           $2,920,694
El Paso                                              248,256               5,397,085
Frontier Oil                                          64,818               1,549,798
Murphy Oil                                            15,212               1,491,537
Newfield Exploration                                 116,629(b)            7,610,042
Southwestern Energy                                   72,788(b)            3,465,437
Tesoro                                               190,129               3,758,850
Williams Companies                                   149,984               6,045,855
                                                                     ---------------
Total                                                                     32,239,298
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Bare Escentuals                                       87,957(b)            1,647,435
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.5%)
Endo Pharmaceuticals Holdings                         52,710(b)            1,275,055
KV Pharmaceutical Cl A                                50,215(b)              970,656
Mylan                                                396,975(d)            4,791,488
                                                                     ---------------
Total                                                                      7,037,199
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.7%)
Altera                                                66,857               1,383,940
ASML Holding                                          97,468(c)            2,378,219
Broadcom Cl A                                        257,246(b)            7,020,243
Cree                                                  67,048(b,d)          1,529,365
FormFactor                                           124,753(b)            2,299,198
Hittite Microwave                                     59,671(b)            2,125,481
Kulicke & Soffa Inds                                 319,928(b)            2,332,275
Marvell Technology Group                              67,338(b,c)          1,189,189
Maxim Integrated Products                             84,706               1,783,061
MEMC Electronic Materials                             23,008(b)            1,415,912
NVIDIA                                                99,781(b)            1,867,900
PMC-Sierra                                         1,725,786(b)           13,202,262
ReneSola ADR                                          93,352(b,c)          1,614,990
Verigy                                                48,739(b,c)          1,106,863
                                                                     ---------------
Total                                                                     41,248,898
------------------------------------------------------------------------------------

SOFTWARE (8.4%)
BMC Software                                          21,809(b)              785,124
Citrix Systems                                       102,575(b)            3,016,731
CommVault Systems                                     41,677(b)              693,505
Informatica                                          355,840(b)            5,351,834
Intuit                                                54,696(b)            1,507,969
Lawson Software                                      129,194(b)              939,240
MICROS Systems                                        35,001(b)            1,067,180
Novell                                               267,810(b)            1,577,401
Progress Software                                     35,223(b)              900,652
Quest Software                                       123,667(b)            1,831,508
Salesforce.com                                        40,164(b)            2,740,390
Sybase                                                40,772(b)            1,199,512

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SOFTWARE (CONT.)
TIBCO Software                                     2,229,421(b)          $17,055,072
VMware Cl A                                           16,068(b,d)            865,422
                                                                     ---------------
Total                                                                     39,531,540
------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.7%)
Abercrombie & Fitch Cl A                              27,509               1,724,264
Coldwater Creek                                      687,706(b)            3,631,088
GameStop Cl A                                         52,651(b)            2,127,100
J Crew Group                                          84,173(b)            2,778,551
Limited Brands                                        78,582               1,324,107
TJX Companies                                         94,341               2,968,911
Urban Outfitters                                      37,406(b)            1,166,693
Williams-Sonoma                                       82,735(d)            1,641,462
                                                                     ---------------
Total                                                                     17,362,176
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.8%)
lululemon athletica                                  176,331(b,c,d)        5,124,179
Polo Ralph Lauren                                     52,704               3,308,757
                                                                     ---------------
Total                                                                      8,432,936
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.3%)
American Tower Cl A                                  124,982(b)            5,280,489
Crown Castle Intl                                     55,468(b)            2,148,276
NII Holdings                                          46,040(b)            2,186,440
SBA Communications Cl A                               34,026(b)            1,225,276
                                                                     ---------------
Total                                                                     10,840,481
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $492,714,501)                                                    $463,168,514
------------------------------------------------------------------------------------

MONEY MARKET FUND (7.6%)(e)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.57%                                 35,473,965(f)          $35,473,965
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $35,473,965)                                                      $35,473,965
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $528,188,466)(g)                                                 $498,642,479
====================================================================================

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  209

RiverSource VP - Mid Cap Growth Fund

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 8.6% of net assets.

(d) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 6.5% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.1% of net assets.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $528,188,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $47,081,000
Unrealized depreciation                                               (76,627,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(29,546,000)
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                   ------------------------------------------------------------------------------
                                                       LEVEL 1                LEVEL 2
                                                    QUOTED PRICES              OTHER              LEVEL 3
                                                      IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                     MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                            $498,642,479               $--                  $--             $498,642,479

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 210 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

RiverSource VP - Mid Cap Value Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.6%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (1.2%)
Goodrich                                              65,805              $3,123,105
Spirit AeroSystems Holdings Cl A                      57,817(b)            1,108,930
                                                                     ---------------
Total                                                                      4,232,035
------------------------------------------------------------------------------------

AIRLINES (0.8%)
AMR                                                  112,203(b)              574,480
Continental Airlines Cl B                             55,255(b)              558,628
Delta Air Lines                                       93,433(b)              532,568
Northwest Airlines                                    80,196(b)              534,105
UAL                                                   40,464                 211,222
US Airways Group                                     103,978(b)              259,945
                                                                     ---------------
Total                                                                      2,670,948
------------------------------------------------------------------------------------

AUTO COMPONENTS (1.9%)
ArvinMeritor                                         152,449               1,902,564
Goodyear Tire & Rubber                                58,304(b)            1,039,560
Johnson Controls                                      23,379                 670,510
Magna Intl Cl A                                       13,667(c)              809,633
WABCO Holdings                                        46,111               2,142,317
                                                                     ---------------
Total                                                                      6,564,584
------------------------------------------------------------------------------------

AUTOMOBILES (2.4%)
Ford Motor                                         1,476,958(b)            7,104,167
General Motors                                        97,085               1,116,478
                                                                     ---------------
Total                                                                      8,220,645
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
USG                                                   38,614(b)            1,141,816
------------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
Invesco                                               32,021                 767,864
------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Eastman Chemical                                     106,168               7,310,728
Lubrizol                                              68,849               3,189,774
PPG Inds                                              73,729               4,229,833
                                                                     ---------------
Total                                                                     14,730,335
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.9%)
Deluxe                                                50,184                 894,279
Dun & Bradstreet                                      14,387               1,260,877
Pitney Bowes                                          24,598                 838,792
Ritchie Bros Auctioneers                             127,270(c)            3,452,834
                                                                     ---------------
Total                                                                      6,446,782
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.4%)
Tellabs                                              284,060(b)            1,320,879
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.8%)
Chicago Bridge & Iron                                 79,216(c)            3,154,381
Fluor                                                 17,539               3,263,657
Foster Wheeler                                        14,021(b)            1,025,636
Insituform Technologies Cl A                          18,169(b)              276,714

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
CONSTRUCTION & ENGINEERING (CONT.)
Jacobs Engineering Group                              10,870(b)             $877,209
KBR                                                   27,254                 951,437
                                                                     ---------------
Total                                                                      9,549,034
------------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                         20,796                 825,185
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Apollo Mgmt LP                                        31,000(b,d,e)          449,500
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
CenturyTel                                            52,140               1,855,663
Qwest Communications Intl                            470,354               1,848,491
Windstream                                           164,900               2,034,866
                                                                     ---------------
Total                                                                      5,739,020
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.2%)
Pinnacle West Capital                                 25,666                 789,743
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.3%)
AO Smith                                              52,557               1,725,446
Cooper Inds Cl A                                     113,520               4,484,040
Rockwell Automation                                   43,786               1,914,762
                                                                     ---------------
Total                                                                      8,124,248
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.9%)
Agilent Technologies                                 102,564(b)            3,645,124
Celestica                                            362,462(b,c)          3,055,555
Flextronics Intl                                     345,620(b,c)          3,248,828
                                                                     ---------------
Total                                                                      9,949,507
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (8.2%)
BJ Services                                          217,489               6,946,599
Cameron Intl                                          88,384(b)            4,892,054
ENSCO Intl                                            16,960               1,369,350
Nabors Inds                                           36,568(b,c)          1,800,243
Natl Oilwell Varco                                    21,911(b)            1,943,944
Smith Intl                                            30,610               2,544,915
Transocean                                            23,412(b)            3,567,755
Weatherford Intl                                     109,721(b)            5,441,064
                                                                     ---------------
Total                                                                     28,505,924
------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Reddy Ice Holdings                                    60,432                 826,710
------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Questar                                               17,992               1,278,152
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Hospira                                               22,289(b)              894,012
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
McKesson                                              22,653               1,266,529
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOTELS, RESTAURANTS & LEISURE (1.2%)
Royal Caribbean Cruises                              186,942              $4,200,587
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.8%)
Centex                                                18,414                 246,195
DR Horton                                             28,936                 313,956
KB Home                                               17,957                 304,012
Mohawk Inds                                           25,230(b)            1,617,243
Pulte Homes                                           25,407                 244,669
Stanley Works                                         99,528               4,461,841
Whirlpool                                             37,910               2,340,184
                                                                     ---------------
Total                                                                      9,528,100
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Mirant                                                25,111(b)              983,096
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.5%)
McDermott Intl                                        55,284(b)            3,421,527
Textron                                               36,412               1,745,227
                                                                     ---------------
Total                                                                      5,166,754
------------------------------------------------------------------------------------

INSURANCE (9.7%)
ACE                                                   52,249(c)            2,878,397
Aon                                                  106,577               4,896,147
Assurant                                              22,750               1,500,590
Axis Capital Holdings                                100,198(c)            2,986,902
Everest Re Group                                      62,893(c)            5,013,201
Lincoln Natl                                          40,530               1,836,820
Loews                                                 27,125               1,272,163
Marsh & McLennan Companies                            66,955               1,777,655
PartnerRe                                             92,243(c)            6,376,760
Willis Group Holdings                                 57,458(c)            1,802,457
XL Capital Cl A                                      178,440(c)            3,668,726
                                                                     ---------------
Total                                                                     34,009,818
------------------------------------------------------------------------------------

IT SERVICES (1.9%)
Computer Sciences                                     59,867(b)            2,804,170
Electronic Data Systems                              151,540               3,733,946
                                                                     ---------------
Total                                                                      6,538,116
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Hasbro                                                54,279               1,938,846
------------------------------------------------------------------------------------

MACHINERY (8.0%)
AGCO                                                  52,885(b)            2,771,703
Cummins                                               37,413               2,451,300
Eaton                                                106,747               9,070,292
Ingersoll-Rand Cl A                                  146,104(c)            5,468,673
Manitowoc                                            103,013               3,351,013
Parker Hannifin                                       11,655                 831,235
Terex                                                 56,521(b)            2,903,484
Timken                                                25,844                 851,301
                                                                     ---------------
Total                                                                     27,699,001
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  211

RiverSource VP - Mid Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MEDIA (1.6%)
Interpublic Group of Companies                       215,044(b)           $1,849,378
Natl CineMedia                                       112,295               1,197,065
Regal Entertainment Group Cl A                       161,952               2,474,627
                                                                     ---------------
Total                                                                      5,521,070
------------------------------------------------------------------------------------

METALS & MINING (2.1%)
Freeport-McMoRan Copper & Gold                        37,158               4,354,546
Nucor                                                 39,385               2,940,878
                                                                     ---------------
Total                                                                      7,295,424
------------------------------------------------------------------------------------

MULTILINE RETAIL (3.3%)
Family Dollar Stores                                 194,710               3,882,517
JC Penney                                             21,487                 779,763
Kohl's                                                76,492(b)            3,062,740
Macy's                                               153,530               2,981,553
Nordstrom                                             25,944                 786,103
                                                                     ---------------
Total                                                                     11,492,676
------------------------------------------------------------------------------------

MULTI-UTILITIES (2.2%)
Consolidated Edison                                   21,485                 839,849
DTE Energy                                            22,101                 937,966
Energy East                                           51,289               1,267,864
NiSource                                              49,901                 894,226
Sempra Energy                                         65,973               3,724,176
                                                                     ---------------
Total                                                                      7,664,081
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.9%)
Chesapeake Energy                                     37,920               2,501,203
El Paso                                              220,546               4,794,670
Enbridge                                             113,344(c)            4,894,194
Frontier Oil                                          12,102                 289,359
Hess                                                  19,685               2,484,050
Newfield Exploration                                  90,774(b)            5,923,004
Pioneer Natural Resources                             86,075               6,737,950
Southwestern Energy                                   96,492(b)            4,593,984
Sunoco                                                33,317               1,355,669
Tesoro                                                27,316                 540,037
Ultra Petroleum                                        6,359(b)              624,454
                                                                     ---------------
Total                                                                     34,738,574
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.8%)
MeadWestvaco                                         113,776              $2,712,420
------------------------------------------------------------------------------------

PHARMACEUTICALS (1.4%)
King Pharmaceuticals                                 105,448(b)            1,104,041
Mylan                                                316,261               3,817,270
                                                                     ---------------
Total                                                                      4,921,311
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.5%)
Boston Properties                                      9,726                 877,480
Equity Residential                                    69,381               2,655,211
Rayonier                                              63,854               2,711,240
Simon Property Group                                  27,957               2,513,055
                                                                     ---------------
Total                                                                      8,756,986
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.4%)
St. Joe                                               36,535               1,253,881
------------------------------------------------------------------------------------

ROAD & RAIL (3.1%)
CSX                                                   91,614               5,754,276
Kansas City Southern                                 113,168(b)            4,978,260
                                                                     ---------------
Total                                                                     10,732,536
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Intersil Cl A                                        105,580               2,567,706
LSI                                                  554,376(b)            3,403,868
Maxim Integrated Products                            139,289               2,932,033
Microchip Technology                                  97,418               2,975,146
Micron Technology                                    351,520(b)            2,109,120
Natl Semiconductor                                   160,672               3,300,203
                                                                     ---------------
Total                                                                     17,288,076
------------------------------------------------------------------------------------

SOFTWARE (2.0%)
BMC Software                                         110,491(b)            3,977,676
McAfee                                                89,205(b)            3,035,646
                                                                     ---------------
Total                                                                      7,013,322
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SPECIALTY RETAIL (0.6%)
Bed Bath & Beyond                                     67,953(b)           $1,909,479
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.4%)
Liz Claiborne                                         65,917                 932,726
VF                                                    52,990               3,771,828
                                                                     ---------------
Total                                                                      4,704,554
------------------------------------------------------------------------------------

TOBACCO (2.2%)
Lorillard                                            110,048(b)            7,610,927
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $369,313,001)                                                    $337,973,087
------------------------------------------------------------------------------------

BONDS (0.1%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                    VALUE(A)
WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
  01-15-25                           3.50%          $440,000                $432,630
------------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $584,241)                                                            $432,630
------------------------------------------------------------------------------------

MONEY MARKET FUND (2.3%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%            8,055,503(f)           $8,055,503
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $8,055,503)                                                        $8,055,503
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $377,952,745)(g)                                                 $346,461,220
====================================================================================

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 212 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 14.0% of net assets.

(d) Represents a security sold under Rule 144, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $449,500 or 0.1% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                ACQUISITION
SECURITY                                                           DATES              COST
--------------------------------------------------------------------------------------------
Apollo Mgmt LP*                                                 08-02-07            $733,770

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $377,953,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                               $33,884,000
Unrealized depreciation                                               (65,376,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                          $(31,492,000)
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                   ------------------------------------------------------------------------------
                                                       LEVEL 1                LEVEL 2
                                                    QUOTED PRICES              OTHER              LEVEL 3
                                                      IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                     MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                            $346,028,590            $432,630                $--             $346,461,220

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  213

PORTFOLIO OF INVESTMENTS

RiverSource VP - S&P 500 Index Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (99.3%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (2.7%)
Boeing                                                20,196              $1,327,281
General Dynamics                                      10,712                 901,950
Goodrich                                               3,358                 159,371
Honeywell Intl                                        19,927               1,001,930
L-3 Communications Holdings                            3,295                 299,417
Lockheed Martin                                        9,074                 895,241
Northrop Grumman                                       9,190                 614,811
Precision Castparts                                    3,740                 360,424
Raytheon                                              11,363                 639,510
Rockwell Collins                                       4,322                 207,283
United Technologies                                   26,152               1,613,577
                                                                     ---------------
Total                                                                      8,020,795
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
CH Robinson Worldwide                                  4,590                 251,716
Expeditors Intl of Washington                          5,730                 246,390
FedEx                                                  8,334                 656,636
United Parcel Service Cl B                            27,433               1,686,306
                                                                     ---------------
Total                                                                      2,841,048
------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                    19,664                 256,419
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber                                 6,465(b)              115,271
Johnson Controls                                      15,948                 457,389
                                                                     ---------------
Total                                                                        572,660
------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                            60,247(b)              289,788
General Motors                                        15,212                 174,938
Harley-Davidson                                        6,356                 230,469
                                                                     ---------------
Total                                                                        695,195
------------------------------------------------------------------------------------

BEVERAGES (2.4%)
Anheuser-Busch Companies                              19,167               1,190,654
Brown-Forman Cl B                                      2,264                 171,090
Coca-Cola                                             53,684               2,790,494
Coca-Cola Enterprises                                  7,730                 133,729
Constellation Brands Cl A                              5,250(b)              104,265
Molson Coors Brewing Cl B                              3,760                 204,281
Pepsi Bottling Group                                   3,634                 101,461
PepsiCo                                               42,628               2,710,715
                                                                     ---------------
Total                                                                      7,406,689
------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.5%)
Amgen                                                 29,260(b)            1,379,901
Biogen Idec                                            7,874(b)              440,078

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
BIOTECHNOLOGY (CONT.)
Celgene                                               11,715(b)             $748,237
Genzyme                                                7,182(b)              517,248
Gilead Sciences                                       24,790(b)            1,312,631
                                                                     ---------------
Total                                                                      4,398,095
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                  9,719                 152,880
------------------------------------------------------------------------------------

CAPITAL MARKETS (2.8%)
American Capital Strategies                            5,455                 129,665
Ameriprise Financial                                   5,966                 242,637
Bank of New York Mellon                               30,740               1,162,894
Charles Schwab                                        24,956                 512,596
E*TRADE Financial                                     12,710(b)               39,909
Federated Investors Cl B                               2,330                  80,199
Franklin Resources                                     4,195                 384,472
Goldman Sachs Group                                   10,595               1,853,065
Janus Capital Group                                    3,933                 104,107
Legg Mason                                             3,795                 165,348
Lehman Brothers Holdings                              18,718                 370,804
Merrill Lynch & Co                                    26,477                 839,586
Morgan Stanley                                        29,757               1,073,335
Northern Trust                                         5,147                 352,930
State Street                                          11,462(d)              733,453
T Rowe Price Group                                     6,980                 394,161
                                                                     ---------------
Total                                                                      8,439,161
------------------------------------------------------------------------------------

CHEMICALS (2.1%)
Air Products & Chemicals                               5,665                 560,042
Ashland                                                1,509                  72,734
Dow Chemical                                          25,003                 872,855
Eastman Chemical                                       2,047                 140,956
Ecolab                                                 4,714                 202,655
EI du Pont de Nemours & Co                            24,202               1,038,024
Hercules                                               3,035                  51,383
Intl Flavors & Fragrances                              2,166                  84,604
Monsanto                                              14,752               1,865,242
PPG Inds                                               4,413                 253,174
Praxair                                                8,418                 793,312
Rohm & Haas                                            3,369                 156,456
Sigma-Aldrich                                          3,466                 186,679
                                                                     ---------------
Total                                                                      6,278,116
------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
BB&T                                                  14,695                 334,605
Comerica                                               4,047                 103,725
Fifth Third Bancorp                                   15,446                 157,240
First Horizon Natl                                     5,016                  37,269
Huntington Bancshares                                  9,842                  56,788

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
COMMERCIAL BANKS (CONT.)
KeyCorp                                               13,045                $143,234
M&T Bank                                               2,070                 146,018
Marshall & Ilsley                                      6,969                 106,835
Natl City                                             20,435                  97,475
PNC Financial Services Group                           9,294                 530,687
Regions Financial                                     18,676                 203,755
SunTrust Banks                                         9,459                 342,605
US Bancorp                                            46,779               1,304,666
Wachovia                                              57,451                 892,214
Wells Fargo & Co                                      88,756               2,107,956
Zions Bancorporation                                   2,888                  90,943
                                                                     ---------------
Total                                                                      6,656,015
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Inds                                      9,062(b)              114,362
Avery Dennison                                         2,864                 125,816
Cintas                                                 3,513                  93,130
Equifax                                                3,480                 116,998
Monster Worldwide                                      3,343(b)               68,899
Pitney Bowes                                           5,576                 190,141
Robert Half Intl                                       4,267                 102,280
RR Donnelley & Sons                                    5,708                 169,471
Waste Management                                      13,190                 497,394
                                                                     ---------------
Total                                                                      1,478,491
------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.5%)
Ciena                                                  2,425(b)               56,187
Cisco Systems                                        158,746(b)            3,692,432
Corning                                               42,324                 975,568
JDS Uniphase                                           6,177(b)               70,171
Juniper Networks                                      14,110(b)              312,960
Motorola                                              60,609                 444,870
QUALCOMM                                              43,462               1,928,409
Tellabs                                               10,683(b)               49,676
                                                                     ---------------
Total                                                                      7,530,273
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.7%)
Apple                                                 23,704(b)            3,968,998
Dell                                                  54,311(b)            1,188,325
EMC                                                   55,556(b)              816,118
Hewlett-Packard                                       66,273               2,929,929
IBM                                                   36,908               4,374,705
Lexmark Intl Cl A                                      2,561(b)               85,614
NetApp                                                 9,229(b)              199,900
QLogic                                                 3,558(b)               51,911
SanDisk                                                6,040(b)              112,948
Sun Microsystems                                      21,007(b)              228,556
Teradata                                               4,834(b)              111,859
                                                                     ---------------
Total                                                                     14,068,863
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 214 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                  2,379                $442,684
Jacobs Engineering Group                               3,270(b)              263,889
                                                                     ---------------
Total                                                                        706,573
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                       2,937                 175,574
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
American Express                                      31,134               1,172,818
Capital One Financial                                 10,080                 383,141
Discover Financial Services                           12,883                 169,669
SLM                                                   12,547(b)              242,784
                                                                     ---------------
Total                                                                      1,968,412
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                   2,628                 125,461
Bemis                                                  2,678                  60,041
Pactiv                                                 3,518(b)               74,687
Sealed Air                                             4,300                  81,743
                                                                     ---------------
Total                                                                        341,932
------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                          4,406                 174,830
------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                                      3,713(b)              164,337
H&R Block                                              8,742                 187,079
                                                                     ---------------
Total                                                                        351,416
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.3%)
Bank of America                                      119,660               2,856,284
CIT Group                                              7,595                  51,722
Citigroup                                            146,301(d)            2,452,005
CME Group                                              1,465                 561,373
IntercontinentalExchange                               1,900(b)              216,600
JPMorgan Chase & Co                                   92,791               3,183,659
Leucadia Natl                                          4,755                 223,200
Moody's                                                5,460                 188,042
NYSE Euronext                                          7,125                 360,953
                                                                     ---------------
Total                                                                     10,093,838
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T                                                 159,653               5,378,709
CenturyTel                                             2,835                 100,898
Citizens Communications                                8,718                  98,862
Embarq                                                 3,965                 187,426
Qwest Communications Intl                             40,892                 160,706
Verizon Communications                                76,603               2,711,745
Windstream                                            12,017                 148,290
                                                                     ---------------
Total                                                                      8,786,636
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.3%)
Allegheny Energy                                       4,517                 226,347
American Electric Power                               10,795                 434,283
Duke Energy                                           33,983                 590,625
Edison Intl                                            8,751                 449,626

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ELECTRIC UTILITIES (CONT.)
Entergy                                                5,142                $619,508
Exelon                                                17,624               1,585,455
FirstEnergy                                            8,196                 674,777
FPL Group                                             10,964                 719,019
Pepco Holdings                                         5,415                 138,895
Pinnacle West Capital                                  2,707                  83,294
PPL                                                   10,026                 524,059
Progress Energy                                        7,021                 293,688
Southern                                              20,614                 719,841
                                                                     ---------------
Total                                                                      7,059,417
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Cooper Inds Cl A                                       4,680                 184,860
Emerson Electric                                      20,984               1,037,659
Rockwell Automation                                    3,944                 172,471
                                                                     ---------------
Total                                                                      1,394,990
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies                                   9,673(b)              343,778
Jabil Circuit                                          5,625                  92,306
Molex                                                  3,743                  91,367
Tyco Electronics                                      12,842(c)              460,001
                                                                     ---------------
Total                                                                        987,452
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.6%)
Baker Hughes                                           8,281                 723,263
BJ Services                                            7,898                 252,262
Cameron Intl                                           5,825(b)              322,414
ENSCO Intl                                             3,880                 313,271
Halliburton                                           23,444               1,244,173
Nabors Inds                                            7,570(b,c)            372,671
Natl Oilwell Varco                                    11,160(b)              990,115
Noble                                                  7,224                 469,271
Rowan Companies                                        3,030                 141,653
Schlumberger                                          32,062               3,444,420
Smith Intl                                             5,395                 448,540
Transocean                                             8,568(b)            1,305,678
Weatherford Intl                                      18,260(b)              905,513
                                                                     ---------------
Total                                                                     10,933,244
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.7%)
Costco Wholesale                                      11,639                 816,359
CVS Caremark                                          38,413               1,520,002
Kroger                                                17,784                 513,424
Safeway                                               11,773                 336,119
SUPERVALU                                              5,703                 176,166
SYSCO                                                 16,137(d)              443,929
Walgreen                                              26,614                 865,221
Wal-Mart Stores                                       62,533               3,514,356
Whole Foods Market                                     3,770                  89,311
                                                                     ---------------
Total                                                                      8,274,887
------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                                17,305                 584,044
Campbell Soup                                          5,794                 193,867
ConAgra Foods                                         13,102                 252,607
Dean Foods                                             4,085(b)               80,148
General Mills                                          9,004                 547,173
Hershey                                                4,510                 147,838

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
FOOD PRODUCTS (CONT.)
HJ Heinz                                               8,467                $405,146
Kellogg                                                6,821                 327,544
Kraft Foods Cl A                                      40,741               1,159,081
McCormick & Co                                         3,440                 122,670
Sara Lee                                              18,985                 232,566
Tyson Foods Cl A                                       7,350                 109,809
WM Wrigley Jr                                          5,769                 448,713
                                                                     ---------------
Total                                                                      4,611,206
------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                                  1,218                  51,875
Questar                                                4,660                 331,046
                                                                     ---------------
Total                                                                        382,921
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Baxter Intl                                           16,864               1,078,284
Becton Dickinson & Co                                  6,560                 533,328
Boston Scientific                                     36,191(b)              444,787
Covidien                                              13,422                 642,780
CR Bard                                                2,672                 235,002
Hospira                                                4,277(b)              171,550
Intuitive Surgical                                     1,045(b)              281,523
Medtronic                                             30,179               1,561,763
St. Jude Medical                                       9,104(b)              372,172
Stryker                                                6,418                 403,564
Varian Medical Systems                                 3,375(b)              174,994
Zimmer Holdings                                        6,218(b)              423,135
                                                                     ---------------
Total                                                                      6,322,882
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna                                                 13,028                 528,025
AmerisourceBergen                                      4,328                 173,077
Cardinal Health                                        9,593                 494,807
CIGNA                                                  7,550                 267,195
Coventry Health Care                                   4,075(b)              123,962
Express Scripts                                        6,750(b)              423,360
Humana                                                 4,551(b)              180,993
Laboratory Corp of America Holdings                    2,988(b)              208,054
McKesson                                               7,454                 416,753
Medco Health Solutions                                13,620(b)              642,864
Patterson Companies                                    3,475(b)              102,130
Quest Diagnostics                                      4,240                 205,513
Tenet Healthcare                                      12,879(b)               71,607
UnitedHealth Group                                    33,018                 866,722
WellPoint                                             14,142(b)              674,008
                                                                     ---------------
Total                                                                      5,379,070
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                             4,875                 113,588
------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Carnival Unit                                         11,737                 386,852
Darden Restaurants                                     3,763                 120,190
Intl Game Technology                                   8,316                 207,734
Marriott Intl Cl A                                     8,078                 211,967
McDonald's                                            30,460               1,712,461
Starbucks                                             19,562(b)              307,906
Starwood Hotels & Resorts Worldwide                    5,015                 200,951

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  215

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Wendy's Intl                                           2,352                 $64,021
Wyndham Worldwide                                      4,755                  85,162
Yum! Brands                                           12,732                 446,766
                                                                     ---------------
Total                                                                      3,744,010
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker                                         1,642                  94,431
Centex                                                 3,322                  44,415
DR Horton                                              7,380                  80,073
Fortune Brands                                         4,129                 257,692
Harman Intl Inds                                       1,560                  64,568
KB Home                                                2,066                  34,977
Leggett & Platt                                        4,467                  74,912
Lennar Cl A                                            3,760                  46,398
Newell Rubbermaid                                      7,440                 124,918
Pulte Homes                                            5,740                  55,276
Snap-On                                                1,551                  80,668
Stanley Works                                          2,111                  94,636
Whirlpool                                              2,018                 124,571
                                                                     ---------------
Total                                                                      1,177,535
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.2%)
Clorox                                                 3,709                 193,610
Colgate-Palmolive                                     13,650                 943,215
Kimberly-Clark                                        11,244                 672,166
Procter & Gamble                                      82,043               4,989,035
                                                                     ---------------
Total                                                                      6,798,026
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES                                                   18,053(b)              346,798
Constellation Energy Group                             4,796                 393,752
Dynegy Cl A                                           13,353(b)              114,168
                                                                     ---------------
Total                                                                        854,718
------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.1%)
3M                                                    18,926               1,317,060
General Electric                                     267,851               7,148,944
Textron                                                6,696                 320,939
Tyco Intl                                             12,962(c)              518,998
                                                                     ---------------
Total                                                                      9,305,941
------------------------------------------------------------------------------------

INSURANCE (3.5%)
ACE                                                    8,944(c)              492,725
AFLAC                                                 12,769                 801,893
Allstate                                              14,796                 674,550
American Intl Group                                   72,255               1,911,868
Aon                                                    8,026                 368,714
Assurant                                               2,575                 169,847
Chubb                                                  9,822                 481,376
Cincinnati Financial                                   4,380                 111,252
Genworth Financial Cl A                               11,630                 207,130
Hartford Financial Services Group                      8,453                 545,810
Lincoln Natl                                           6,970                 315,880
Loews                                                  9,734                 456,525
Marsh & McLennan Companies                            13,743                 364,877

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
INSURANCE (CONT.)
MBIA                                                   5,701                 $25,027
MetLife                                               19,093               1,007,538
Principal Financial Group                              6,958                 292,027
Progressive                                           18,202                 340,741
Prudential Financial                                  11,712                 699,675
Safeco                                                 2,418                 162,393
Torchmark                                              2,415                 141,640
Travelers Companies                                   16,253                 705,380
Unum Group                                             9,311                 190,410
XL Capital Cl A                                        4,810(c)               98,894
                                                                     ---------------
Total                                                                     10,566,172
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com                                             8,310(b)              609,372
Expedia                                                5,620(b)              103,296
IAC/InterActiveCorp                                    4,865(b)               93,797
                                                                     ---------------
Total                                                                        806,465
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
Akamai Technologies                                    4,520(b)              157,251
eBay                                                  29,708(b)              811,920
Google Cl A                                            6,250(b)            3,290,125
VeriSign                                               5,230(b)              197,694
Yahoo!                                                36,970(b)              763,800
                                                                     ---------------
Total                                                                      5,220,790
------------------------------------------------------------------------------------

IT SERVICES (0.9%)
Affiliated Computer Services Cl A                      2,590(b)              138,539
Automatic Data Processing                             13,932                 583,750
Cognizant Technology Solutions Cl A                    7,760(b)              252,278
Computer Sciences                                      4,064(b)              190,358
Convergys                                              3,317(b)               49,291
Electronic Data Systems                               13,510                 332,886
Fidelity Natl Information Services                     4,615                 170,340
Fiserv                                                 4,401(b)              199,673
Paychex                                                8,619                 269,602
Total System Services                                  5,325                 118,322
Unisys                                                 9,573(b)               37,813
Western Union                                         19,886                 491,582
                                                                     ---------------
Total                                                                      2,834,434
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                          7,743                 111,731
Hasbro                                                 3,725                 133,057
Mattel                                                 9,729                 166,561
                                                                     ---------------
Total                                                                        411,349
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Applera-Applied Biosystems Group                       4,532                $151,731
Millipore                                              1,480(b)              100,433
PerkinElmer                                            3,186                  88,730
Thermo Fisher Scientific                              11,239(b)              626,350
Waters                                                 2,686(b)              173,247
                                                                     ---------------
Total                                                                      1,140,491
------------------------------------------------------------------------------------

MACHINERY (1.9%)
Caterpillar                                           16,520               1,219,506
Cummins                                                5,462                 357,870
Danaher                                                6,846                 529,196
Deere & Co                                            11,582                 835,410
Dover                                                  5,085                 245,961
Eaton                                                  4,422                 375,737
Illinois Tool Works                                   10,680                 507,407
Ingersoll-Rand Cl A                                    8,538(c)              319,562
ITT                                                    4,882                 309,177
Manitowoc                                              3,495                 113,692
PACCAR                                                 9,813                 410,478
Pall                                                   3,217                 127,651
Parker Hannifin                                        4,505                 321,297
Terex                                                  2,700(b)              138,699
                                                                     ---------------
Total                                                                      5,811,643
------------------------------------------------------------------------------------

MEDIA (2.8%)
CBS Cl B                                              18,303                 356,725
Clear Channel Communications                          13,377                 470,870
Comcast Cl A                                          79,572               1,509,481
DIRECTV Group                                         19,095(b)              494,751
EW Scripps Cl A                                        2,410                 100,111
Gannett                                                6,149                 133,249
Interpublic Group of Companies                        12,684(b)              109,082
McGraw-Hill Companies                                  8,632                 346,316
Meredith                                                 997                  28,205
New York Times Cl A                                    3,860                  59,405
News Corp Cl A                                        61,890                 930,826
Omnicom Group                                          8,610                 386,417
Time Warner                                           96,163               1,423,212
Viacom Cl B                                           17,003(b)              519,272
Walt Disney                                           51,199               1,597,410
Washington Post Cl B                                     160                  93,904
                                                                     ---------------
Total                                                                      8,559,236
------------------------------------------------------------------------------------

METALS & MINING (1.4%)
AK Steel Holding                                       3,010                 207,690
Alcoa                                                 21,903                 780,185
Allegheny Technologies                                 2,716                 161,004
Freeport-McMoRan Copper & Gold                        10,296               1,206,589
Newmont Mining                                        12,199                 636,300
Nucor                                                  8,426                 629,169
Titanium Metals                                        2,630                  36,794
United States Steel                                    3,163                 584,459
                                                                     ---------------
Total                                                                      4,242,190
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 216 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

MULTILINE RETAIL (0.7%)
Big Lots                                               2,192(b)              $68,478
Dillard's Cl A                                         1,540                  17,818
Family Dollar Stores                                   3,752                  74,815
JC Penney                                              5,968                 216,579
Kohl's                                                 8,242(b)              330,010
Macy's                                                11,296                 219,368
Nordstrom                                              4,718                 142,955
Sears Holdings                                         1,880(b)              138,481
Target                                                20,925                 972,803
                                                                     ---------------
Total                                                                      2,181,307
------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
Ameren                                                 5,630                 237,755
CenterPoint Energy                                     8,826                 141,657
CMS Energy                                             6,056                  90,234
Consolidated Edison                                    7,324(d)              286,295
Dominion Resources                                    15,532                 737,616
DTE Energy                                             4,385                 186,099
Integrys Energy Group                                  2,058                 104,608
NiSource                                               7,373                 132,124
PG&E                                                   9,601                 381,064
Public Service Enterprise Group                       13,666                 627,679
Sempra Energy                                          6,731                 379,965
TECO Energy                                            5,665                 121,741
Xcel Energy                                           11,577                 232,350
                                                                     ---------------
Total                                                                      3,659,187
------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                 24,160                 327,610
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (12.6%)
Anadarko Petroleum                                    12,584                 941,787
Apache                                                 8,964               1,245,996
Cabot Oil & Gas                                        2,630                 178,130
Chesapeake Energy                                     12,920                 852,203
Chevron                                               55,584               5,510,041
ConocoPhillips                                        41,453               3,912,749
CONSOL Energy                                          4,915                 552,299
Devon Energy                                          11,986               1,440,238
El Paso                                               18,873                 410,299
EOG Resources                                          6,668                 874,842
Exxon Mobil                                          141,988              12,513,401
Hess                                                   7,552                 952,987
Marathon Oil                                          19,020                 986,567
Massey Energy                                          2,160                 202,500
Murphy Oil                                             5,105                 500,545
Noble Energy                                           4,630                 465,593
Occidental Petroleum                                  22,052               1,981,593
Peabody Energy                                         7,295                 642,325
Range Resources                                        4,150                 271,991
Southwestern Energy                                    9,185(b)              437,298
Spectra Energy                                        17,006                 488,752
Sunoco                                                 3,136                 127,604
Tesoro                                                 3,705                  73,248
Valero Energy                                         14,200                 584,756
Williams Companies                                    15,705                 633,069
XTO Energy                                            13,727                 940,437
                                                                     ---------------
Total                                                                     37,721,250
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.2%)
Intl Paper                                            11,496                $267,857
MeadWestvaco                                           4,673                 111,404
Weyerhaeuser                                           5,679                 290,424
                                                                     ---------------
Total                                                                        669,685
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Avon Products                                         11,466                 413,005
Estee Lauder Companies Cl A                            3,070                 142,602
                                                                     ---------------
Total                                                                        555,607
------------------------------------------------------------------------------------

PHARMACEUTICALS (6.1%)
Abbott Laboratories                                   41,474               2,196,878
Allergan                                               8,260                 429,933
Barr Pharmaceuticals                                   2,900(b)              130,732
Bristol-Myers Squibb                                  53,201               1,092,217
Eli Lilly & Co                                        26,578               1,226,840
Forest Laboratories                                    8,190(b)              284,521
Johnson & Johnson                                     75,735               4,872,789
King Pharmaceuticals                                   6,625(b)               69,364
Merck & Co                                            57,679               2,173,922
Mylan                                                  8,180                  98,733
Pfizer                                               181,798               3,176,010
Schering-Plough                                       43,575                 857,992
Watson Pharmaceuticals                                 2,802(b)               76,130
Wyeth                                                 35,833               1,718,551
                                                                     ---------------
Total                                                                     18,404,612
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
Apartment Investment & Management Cl A                 2,411                  82,119
AvalonBay Communities                                  2,070                 184,561
Boston Properties                                      3,215                 290,057
Developers Diversified Realty                          3,215                 111,593
Equity Residential                                     7,269                 278,185
General Growth Properties                              7,185                 251,691
HCP                                                    6,310                 200,721
Host Hotels & Resorts                                 14,035                 191,578
Kimco Realty                                           6,820                 235,426
Plum Creek Timber                                      4,599                 196,423
ProLogis                                               7,045                 382,896
Public Storage                                         3,320                 268,223
Simon Property Group                                   6,039                 542,845
Vornado Realty Trust                                   3,630                 319,440
                                                                     ---------------
Total                                                                      3,535,758
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis
 Group Cl A                                          4,670(b)                 89,664
------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Burlington Northern Santa Fe                           7,879                 787,033
CSX                                                   10,882                 683,498
Norfolk Southern                                      10,096                 632,716

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ROAD & RAIL (CONT.)
Ryder System                                           1,547                $106,557
Union Pacific                                         13,884(d)            1,048,243
                                                                     ---------------
Total                                                                      3,258,047
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices                                16,300(b)               95,029
Altera                                                 8,059                 166,821
Analog Devices                                         7,793                 247,584
Applied Materials                                     36,406                 694,991
Broadcom Cl A                                         12,016(b)              327,917
Intel                                                153,927               3,306,351
KLA-Tencor                                             4,573                 186,167
Linear Technology                                      5,958                 194,052
LSI                                                   17,129(b)              105,172
MEMC Electronic Materials                              6,120(b)              376,625
Microchip Technology                                   4,975                 151,937
Micron Technology                                     20,449(b)              122,694
Natl Semiconductor                                     5,798                 119,091
Novellus Systems                                       2,680(b)               56,789
NVIDIA                                                14,908(b)              279,078
Teradyne                                               4,614(b)               51,077
Texas Instruments                                     35,543               1,000,890
Xilinx                                                 7,511                 189,653
                                                                     ---------------
Total                                                                      7,671,918
------------------------------------------------------------------------------------

SOFTWARE (3.5%)
Adobe Systems                                         14,296(b)              563,119
Autodesk                                               6,022(b)              203,604
BMC Software                                           5,131(b)              184,716
CA                                                    10,492                 242,260
Citrix Systems                                         4,935(b)              145,138
Compuware                                              7,034(b)               67,104
Electronic Arts                                        8,554(b)              380,054
Intuit                                                 8,622(b)              237,709
Microsoft                                            215,234               5,921,088
Novell                                                 9,514(b)               56,037
Oracle                                               106,600(b)            2,238,600
Symantec                                              22,579(b)              436,904
                                                                     ---------------
Total                                                                     10,676,333
------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.5%)
Abercrombie & Fitch Cl A                               2,335                 146,358
AutoNation                                             3,600(b)               36,072
AutoZone                                               1,156(b)              139,888
Bed Bath & Beyond                                      6,955(b)              195,436
Best Buy                                               9,293                 368,003
GameStop Cl A                                          4,350(b)              175,740
Gap                                                   12,060                 201,040
Home Depot                                            45,607               1,068,115
Limited Brands                                         8,053                 135,693
Lowe's Companies                                      39,340                 816,304
Office Depot                                           7,339(b)               80,289
OfficeMax                                                  1                      14
RadioShack                                             3,528                  43,289
Sherwin-Williams                                       2,657                 122,036
Staples                                               18,872                 448,210

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  217

RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
SPECIALTY RETAIL (CONT.)
Tiffany & Co                                           3,385                $137,939
TJX Companies                                         11,418                 359,324
                                                                     ---------------
Total                                                                      4,473,750
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach                                                  9,170(b)              264,830
Jones Apparel Group                                    2,322                  31,928
Liz Claiborne                                          2,552                  36,111
Nike Cl B                                             10,192                 607,544
Polo Ralph Lauren                                      1,545                  96,995
VF                                                     2,348                 167,131
                                                                     ---------------
Total                                                                      1,204,539
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.5%)
Countrywide Financial                                 15,676                  66,623
Fannie Mae                                            28,603                 558,044
Freddie Mac                                           17,384                 285,098
Hudson City Bancorp                                   13,955                 232,769
MGIC Investment                                        3,363                  20,548
Sovereign Bancorp                                     12,871                  94,731
Washington Mutual                                     28,451                 140,263
                                                                     ---------------
Total                                                                      1,398,076
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

TOBACCO (1.6%)
Altria Group                                          56,281              $1,157,137
Lorillard                                              4,710(b)              325,744
Philip Morris Intl                                    56,681               2,799,474
Reynolds American                                      4,600                 214,682
UST                                                    3,975                 217,075
                                                                     ---------------
Total                                                                      4,714,112
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                            1,746                 142,823
------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
American Tower Cl A                                   10,655(b)              450,174
Sprint Nextel                                         76,615                 727,842
                                                                     ---------------
Total                                                                      1,178,016
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $263,180,535)                                                    $300,188,862
====================================================================================

MONEY MARKET FUND (0.9%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%            2,757,457(e)           $2,757,457
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $2,757,457)                                                        $2,757,457
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $265,937,992)(f)                                                 $302,946,319
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION      APPRECIATION/
CONTRACT DESCRIPTION                                           LONG/(SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                                                41            $2,626,255       Sept. 2008        $(161,231)

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 0.7% of net assets.

(d) At June 30, 2008, investments in securities included securities valued at $854,735 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(f) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $265,968,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $78,548,000
Unrealized depreciation                                              (41,570,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $36,978,000
--------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 218 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                   ------------------------------------------------------------------------------
                                                       LEVEL 1                LEVEL 2
                                                    QUOTED PRICES              OTHER              LEVEL 3
                                                      IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                     MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                            $302,946,319              $--                  $--              $302,946,319
Other financial instruments*                             (161,231)              --                   --                  (161,231)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                $302,785,088              $--                  $--              $302,785,088
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  219

PORTFOLIO OF INVESTMENTS

RiverSource VP - Short Duration U.S. Government Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

BONDS (88.8%)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)

FOREIGN AGENCIES (2.1%)
KfW
  05-19-09                           5.25%       $10,000,000(c)         $10,191,120
-----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (27.5%)
Federal Farm Credit Bank
  10-10-08                           4.25          4,040,000              4,058,709
Federal Home Loan Bank
  11-21-08                           4.63          2,215,000              2,232,414
  12-29-08                           5.13          1,825,000              1,846,621
Federal Home Loan Mtge Corp
  01-14-11                           4.15         13,100,000             13,105,476
  06-13-18                           4.88          1,720,000              1,729,976
Federal Natl Mtge Assn
  10-15-08                           4.50          1,545,000              1,553,983
  04-09-13                           3.25          5,500,000              5,292,485
  11-15-30                           6.63          1,450,000              1,721,231
U.S. Treasury
  11-15-08                           4.38         12,435,000             12,537,974
  04-30-10                           2.13         10,085,000             10,011,722
  05-31-10                           2.63          2,735,000              2,736,709
  06-30-10                           2.88          1,645,000(b)           1,653,097
  06-30-10                           2.88          3,345,000              3,361,464
  12-15-10                           4.38          5,845,000              6,070,126
  05-31-13                           3.50          1,250,000              1,259,278
  06-30-13                           3.38          7,270,000(b)           7,283,064
  08-15-13                          12.00         28,000,000             28,312,816
  05-15-18                           3.88          2,755,000              2,731,971
  02-15-26                           6.00            515,000                603,154
U.S. Treasury Inflation-Indexed Bond
  01-15-14                           2.00          9,572,282(g)          10,164,337
  01-15-15                           1.63         14,341,455(g)          14,813,937
                                                                    ---------------
Total                                                                   133,080,544
-----------------------------------------------------------------------------------

ASSET-BACKED (2.2%)
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
  03-20-10                           2.59          1,525,000(d,e)         1,518,815
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
  10-25-37                           2.64          1,450,000(e)           1,209,618
Fannie Mae Grantor Trust
 Series 2005-T4 Cl A1C
  09-25-35                           2.63            492,127(e)             484,415
Franklin Auto Trust
 Series 2004-2 Cl A4 (MBIA)
  08-15-12                           3.93          2,616,996(l)           2,620,577
MASTR Asset Backed Securities Trust
 Series 2006-HE1 Cl A2
  01-25-36                           2.62            385,565(e)             380,625
Residential Asset Securities
 Series 2007-KS3 Cl AI2
  04-25-37                           2.66          2,200,000(e)           1,867,712

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
ASSET-BACKED (CONT.)
Small Business Administration Participation Ctfs
 Series 2001-20H Cl 1
  08-01-21                           6.34%          $245,819               $254,497
Small Business Administration
 Series 2001-10B Cl 1
  09-10-11                           5.89            148,772                151,401
Soundview Home Equity Loan Trust
 Series 2006-EQ1 Cl A2
  10-25-36                           2.59          2,400,000(e)           2,105,251
                                                                    ---------------
Total                                                                    10,592,911
-----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (1.4%)(f)
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
  05-15-43                           4.39          2,432,505              2,422,735
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
  04-25-16                           5.65          2,884,640              2,913,737
Federal Natl Mtge Assn #360800
  01-01-09                           5.74            857,278                863,906
Federal Natl Mtge Assn #381990
  10-01-09                           7.11            454,058                461,004
                                                                    ---------------
Total                                                                     6,661,382
-----------------------------------------------------------------------------------

MORTGAGE-BACKED (55.6%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
  03-25-36                           5.69          1,087,802(i)             818,142
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
  03-25-36                           5.92          1,216,577(i)           1,055,636
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
  03-25-37                           6.18          1,015,753(i)             951,470
American Home Mtge Assets
 Collateralized Mtge Obligation
 Series 2007-2 Cl A2A
  03-25-47                           2.65          1,733,003(i)           1,045,716
American Home Mtge Investment Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl GA1C
  05-25-47                           2.67          2,260,432(i)           1,620,566
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
  01-25-37                           6.00          2,520,540              2,243,477

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
  06-25-47                           6.21%          $795,224(i)            $603,742
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
  05-25-37                           7.73            839,924(h)             128,231
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
  04-25-35                           7.50            669,636                643,675
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
  03-25-36                           6.00          2,130,428              1,829,505
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11
 Cl A3B1
  09-25-46                           2.66          2,488,038(e)           2,279,863
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-22 Cl 2A16
  09-25-37                           6.50          5,950,935              4,935,557
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-25 Cl 1A1
  11-25-37                           6.50          2,763,255              2,511,539
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OA9 Cl A2
  06-25-47                           2.83          3,385,894(e)           2,378,049
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
  09-25-47                           2.98          2,351,442(e)           1,096,324
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-HYB8 Cl 4A1
  12-20-35                           5.61          1,968,214(i)           1,426,681
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
  06-25-35                           7.00          1,467,715(d)           1,386,880
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
  10-25-37                           6.50          2,650,156              2,541,251

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 220 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
  07-01-38                           6.00%        $6,800,000(b)          $6,868,001
  07-01-38                           6.50          1,000,000(b)           1,030,625
Federal Home Loan Mtge Corp #1G2598
  01-01-37                           6.12          1,434,309(i)           1,466,453
Federal Home Loan Mtge Corp #1J0614
  09-01-37                           5.70          1,979,801(i)           2,015,952
Federal Home Loan Mtge Corp #1J1445
  01-01-37                           5.89          2,450,940(i)           2,502,522
Federal Home Loan Mtge Corp #1J1621
  05-01-37                           5.88          3,354,071(i)           3,405,471
Federal Home Loan Mtge Corp #A18107
  01-01-34                           5.50          1,770,904              1,751,258
Federal Home Loan Mtge Corp #B16408
  09-01-19                           5.50          1,010,804(k)           1,023,923
Federal Home Loan Mtge Corp #C73304
  11-01-32                           7.00            370,625                391,376
Federal Home Loan Mtge Corp #D95319
  03-01-22                           6.00            114,082                116,582
Federal Home Loan Mtge Corp #E00489
  06-01-12                           7.00              4,668                  4,886
Federal Home Loan Mtge Corp #E81240
  06-01-15                           7.50            750,132                785,214
Federal Home Loan Mtge Corp #E92454
  11-01-17                           5.00            587,938                586,750
Federal Home Loan Mtge Corp #E95188
  03-01-18                           6.00            365,693                375,898
Federal Home Loan Mtge Corp #G10669
  03-01-12                           7.50            248,393                260,319
Federal Home Loan Mtge Corp #G11243
  04-01-17                           6.50            943,799                991,259
Federal Home Loan Mtge Corp #G12100
  11-01-13                           5.00             66,880                 66,786
Federal Home Loan Mtge Corp #H01724
  09-01-37                           6.00          3,442,658              3,460,812
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
  05-15-36                           6.60            652,001(h)             173,871
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2590 Cl BI
  02-15-14                          74.75             60,743(h)                 235
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2639 Cl UI
  03-15-22                           6.01          2,121,662(h)             305,151
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2718 Cl IA
  10-15-22                          20.00             33,605(h)                 141

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2783 Cl MI
  03-15-25                          50.47%          $619,220(h)             $20,121
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
  07-15-17                          15.27            753,822(h)              65,428
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
  06-15-16                           7.00            909,644                948,659
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2843 Cl BA
  01-15-18                           5.00            840,275                846,438
Federal Natl Mtge Assn
  07-01-23                           5.50          9,000,000(b)           9,059,059
  07-01-38                           5.00          2,500,000(b)           2,396,100
  07-01-38                           5.50          7,500,000(b)           7,392,189
  07-01-38                           6.00         12,500,000(b)          12,609,376
  07-01-38                           6.50          5,000,000(b)           5,146,876
Federal Natl Mtge Assn #190353
  08-01-34                           5.00          2,403,320(k)           2,315,495
Federal Natl Mtge Assn #252211
  01-01-29                           6.00             91,081                 92,759
Federal Natl Mtge Assn #252409
  03-01-29                           6.50          1,027,085              1,065,763
Federal Natl Mtge Assn #254384
  06-01-17                           7.00            241,647                253,528
Federal Natl Mtge Assn #254723
  05-01-23                           5.50          2,888,825              2,886,949
Federal Natl Mtge Assn #254748
  04-01-13                           5.50            604,945(k)             611,538
Federal Natl Mtge Assn #254757
  05-01-13                           5.00            618,688                627,027
Federal Natl Mtge Assn #254774
  05-01-13                           5.50            496,307(k)             503,176
Federal Natl Mtge Assn #255488
  10-01-14                           5.50            896,639(k)             910,171
Federal Natl Mtge Assn #255501
  09-01-14                           6.00            655,118(k)             672,284
Federal Natl Mtge Assn #313470
  08-01-10                           7.50            115,328                118,356
Federal Natl Mtge Assn #323133
  04-01-13                           5.50             28,230                 28,715
Federal Natl Mtge Assn #357324
  01-01-33                           5.00          2,986,998              2,883,445
Federal Natl Mtge Assn #357485
  02-01-34                           5.50          3,950,728(k)           3,917,316
Federal Natl Mtge Assn #507182
  07-01-14                           6.00             62,137                 63,970
Federal Natl Mtge Assn #512232
  05-01-29                           7.00             30,373                 32,248

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #535168
  12-01-14                           5.50%           $99,429               $101,137
Federal Natl Mtge Assn #545818
  07-01-17                           6.00            922,042                949,524
Federal Natl Mtge Assn #545864
  08-01-17                           5.50          1,312,922              1,336,914
Federal Natl Mtge Assn #545910
  08-01-17                           6.00          1,120,922(k)           1,154,927
Federal Natl Mtge Assn #555063
  11-01-17                           5.50          1,573,239              1,601,187
Federal Natl Mtge Assn #555343
  08-01-17                           6.00            436,875                449,353
Federal Natl Mtge Assn #555367
  03-01-33                           6.00          2,315,493              2,351,628
Federal Natl Mtge Assn #555375
  04-01-33                           6.00            112,625                115,203
Federal Natl Mtge Assn #555740
  08-01-18                           4.50            142,473                140,436
Federal Natl Mtge Assn #602630
  10-01-31                           7.00            178,379                188,516
Federal Natl Mtge Assn #606789
  10-01-31                           7.00          1,440,792              1,522,674
Federal Natl Mtge Assn #626720
  01-01-17                           6.00            305,115                313,925
Federal Natl Mtge Assn #630992
  09-01-31                           7.00            800,804(k)             857,310
Federal Natl Mtge Assn #630993
  09-01-31                           7.50            760,799                821,938
Federal Natl Mtge Assn #633672
  06-01-17                           6.00            266,250                274,748
Federal Natl Mtge Assn #636720
  05-01-17                           5.50             84,722                 86,071
Federal Natl Mtge Assn #638210
  05-01-32                           6.50             94,230                 99,082
Federal Natl Mtge Assn #648040
  06-01-32                           6.50            533,132                553,448
Federal Natl Mtge Assn #648349
  06-01-17                           6.00            852,370                878,227
Federal Natl Mtge Assn #648679
  07-01-32                           6.00          1,989,108              2,020,148
Federal Natl Mtge Assn #656562
  02-01-33                           7.00            165,268                174,824
Federal Natl Mtge Assn #665752
  09-01-32                           6.50            442,990                459,871
Federal Natl Mtge Assn #668412
  02-01-18                           5.50            453,569                460,930
Federal Natl Mtge Assn #670387
  08-01-32                           7.00             13,388                 14,147
Federal Natl Mtge Assn #671054
  01-01-33                           7.00             22,015                 23,270
Federal Natl Mtge Assn #671174
  02-01-33                           4.68            468,607(i)             472,835
Federal Natl Mtge Assn #675692
  02-01-18                           6.00            404,244                415,790
Federal Natl Mtge Assn #678940
  02-01-18                           5.50            670,842(k)             682,440

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  221

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #684588
  03-01-33                           6.50%          $205,924               $215,013
Federal Natl Mtge Assn #688181
  03-01-33                           6.00          1,068,297              1,084,968
Federal Natl Mtge Assn #695838
  04-01-18                           5.50            210,459(k)             214,017
Federal Natl Mtge Assn #701937
  04-01-33                           6.00            150,605                152,814
Federal Natl Mtge Assn #704610
  06-01-33                           5.50          2,859,202              2,835,022
Federal Natl Mtge Assn #705655
  05-01-33                           5.00          1,340,207              1,292,907
Federal Natl Mtge Assn #720378
  06-01-18                           4.50          1,243,297              1,215,866
Federal Natl Mtge Assn #722325
  07-01-33                           4.96            617,160(i)             621,558
Federal Natl Mtge Assn #723448
  07-01-13                           5.00            611,227                614,523
Federal Natl Mtge Assn #725232
  03-01-34                           5.00          3,141,057              3,030,200
Federal Natl Mtge Assn #725424
  04-01-34                           5.50          5,120,448(k)           5,077,145
Federal Natl Mtge Assn #725425
  04-01-34                           5.50          3,295,830              3,269,476
Federal Natl Mtge Assn #725431
  08-01-15                           5.50          1,423,652              1,448,106
Federal Natl Mtge Assn #725558
  06-01-34                           4.57          1,294,846(i)           1,298,325
Federal Natl Mtge Assn #725773
  09-01-34                           5.50          3,875,696              3,835,652
Federal Natl Mtge Assn #735212
  12-01-34                           5.00          3,659,884(k)           3,526,141
Federal Natl Mtge Assn #735841
  11-01-19                           4.50          1,822,006              1,777,253
Federal Natl Mtge Assn #740843
  11-01-18                           5.00            104,901                104,876
Federal Natl Mtge Assn #744010
  07-01-13                           5.00            826,136(k)             831,170
Federal Natl Mtge Assn #747536
  11-01-33                           5.00          1,768,433              1,706,020
Federal Natl Mtge Assn #754297
  12-01-33                           4.74            221,048(i)             219,963
Federal Natl Mtge Assn #755891
  03-01-13                           5.00            203,972(k)             205,812
Federal Natl Mtge Assn #791447
  10-01-34                           6.00            565,129(k)             572,359
Federal Natl Mtge Assn #797044
  07-01-34                           5.50          2,911,150              2,881,072
Federal Natl Mtge Assn #799769
  11-01-34                           5.06            912,386(i)             921,455
Federal Natl Mtge Assn #801344
  10-01-34                           5.05          1,048,242(i)           1,061,984
Federal Natl Mtge Assn #815463
  02-01-35                           5.50            505,887                500,661
Federal Natl Mtge Assn #822083
  07-01-35                           5.00          2,494,558              2,399,502

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #831809
  09-01-36                           6.00%        $5,406,248             $5,461,895
Federal Natl Mtge Assn #849082
  01-01-36                           5.82          1,136,302(i)           1,157,725
Federal Natl Mtge Assn #849170
  01-01-36                           5.95          2,021,607(i)           2,063,444
Federal Natl Mtge Assn #866097
  02-01-36                           6.14          1,824,060(i)           1,868,694
Federal Natl Mtge Assn #878661
  02-01-36                           5.50          3,793,824              3,715,482
Federal Natl Mtge Assn #881629
  02-01-36                           5.50          2,956,821(k)           2,895,762
Federal Natl Mtge Assn #885827
  06-01-36                           6.50          1,891,549              1,972,902
Federal Natl Mtge Assn #885871
  06-01-36                           7.00          1,504,050              1,603,975
Federal Natl Mtge Assn #888414
  11-01-35                           5.00            866,035                833,035
Federal Natl Mtge Assn #902818
  11-01-36                           5.91          1,147,456(i)           1,173,056
Federal Natl Mtge Assn #928771
  10-01-37                           8.00          3,938,740(k)           4,200,018
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
  03-25-23                          13.70            553,420(h)             103,444
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
  07-25-33                           7.52          2,127,506(h)             596,626
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
  12-25-31                           9.86            453,422(h)              76,661
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-81 Cl LI
  11-25-13                          51.86            407,774(h)               7,083
Federal Natl Mtge Assn#
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
  12-25-22                          10.56            358,588(h)              50,376
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
  01-01-36                           6.57          1,717,949(h)             449,239
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
  05-01-37                           6.52          3,237,100(h)             837,447

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-52 FG
  09-25-32                           2.98%        $4,812,318(e)          $4,783,795
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
  12-25-26                           8.00            298,499                318,850
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-94 Cl QB
  07-25-23                           5.50            476,022                477,116
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
  06-25-33                           7.09             12,713(i)              12,764
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
  04-25-34                           5.50          1,658,216              1,686,315
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-60 Cl JF
  10-25-35                           2.91          3,474,251(e)           3,408,584
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-90 Cl FE
  09-25-36                           2.93          4,432,020(e)           4,412,442
Govt Natl Mtge Assn
  07-01-38                           5.50          3,000,000(b)           2,985,000
  07-01-38                           6.00          3,500,000(b)           3,552,500
Govt Natl Mtge Assn #3501
  01-20-34                           6.00          5,679,859              5,770,392
Govt Natl Mtge Assn #498182
  05-15-16                           6.00            617,108                636,855
Govt Natl Mtge Assn #605970
  03-15-33                           6.00            268,459                273,598
Govt Natl Mtge Assn #615738
  03-15-18                           7.00            751,031                782,611
Govt Natl Mtge Assn #615740
  08-15-13                           6.00          1,287,747              1,328,955
Govt Natl Mtge Assn #780758
  04-15-13                           7.00            109,263                114,563
Govt Natl Mtge Assn #781507
  09-15-14                           6.00            569,129                587,547
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-17 Cl B
  10-16-27                           5.00            125,000                124,803
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-19 Cl DJ
  03-20-34                           4.50            855,399                858,705
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2006-32 Cl A
  01-16-30                           5.08          4,147,364              4,170,124

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 222 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
Collateralized Mtge Obligation
Series 2004-4 Cl 3A
  06-19-34                           3.58%           $98,412(i)             $91,732
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A11
  10-19-35                           5.79          1,378,327(i)           1,026,348
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-8 Cl 2A1B
  08-21-36                           2.73            711,739(i)             443,144
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
  07-25-36                           6.07          2,093,618(i)           1,751,159
Lehman XS Trust
 Series 2006-16N Cl A1B
  11-25-46                           2.60          1,438,805(e)           1,306,147
Merrill Lynch Alternative Note Asset
 Collateralized Mtge Obligation
 Series 2007-OAR1 Cl A1
  02-25-37                           2.65          3,180,244(e)           2,216,636
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
  02-25-34                           5.02          1,102,076(i)           1,056,659
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2007-12 Cl 3A22
  08-25-37                           6.00          2,308,868(k)           2,116,688
Morgan Stanley Mtge Loan Trust
 Series 2006-13AX Cl A1
  10-25-36                           2.57          2,250,405(e)           2,098,038
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-15 Cl 4A1
  07-25-35                           5.51          2,465,182(i)           2,306,747

BONDS (CONTINUED)
                                   COUPON        PRINCIPAL
ISSUER                              RATE          AMOUNT                   VALUE(A)
MORTGAGE-BACKED (CONT.)
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
  06-25-36                           5.93%        $1,567,806(i)          $1,494,699
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR3 Cl A1A
  02-25-46                           4.53          1,090,668(i)             803,179
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
  10-25-35                           5.00          3,834,613              3,441,181
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
  12-25-35                           5.50          2,886,793              2,678,402
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
  05-25-35                           5.50          1,371,554              1,324,406
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
  03-25-36                           5.11          1,657,775(i)           1,597,906
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
  08-25-37                           6.00          2,346,727              2,221,693
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-15 Cl A1
  11-25-37                           6.00          2,323,406              2,184,183
                                                                    ---------------
Total                                                                   269,492,468
-----------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $439,384,266)                                                   $430,018,425
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.0%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%            4,828,933(j)           $4,828,933
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $4,828,933)                                                        $4,828,933
------------------------------------------------------------------------------------

SHORT-TERMS SECURITIES (21.7%)
                                                  AMOUNT
                                  EFFECTIVE     PAYABLE AT
ISSUER                              YIELD        MATURITY                   VALUE(A)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
  07-01-08                           2.03%       $11,500,000             $11,499,361
  07-07-08                           2.18         25,000,000              24,989,548
  07-16-08                           2.21         25,000,000              24,975,766
Federal Home Loan Mtge Corp Disc Nts
  07-15-08                           2.13         10,000,000               9,991,250
  07-18-08                           2.23         18,500,000              18,479,650
  08-01-08                           2.22         15,000,000              14,970,800
------------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $104,912,649)                                                    $104,906,375
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $549,125,848)(m)                                                 $539,753,733
====================================================================================

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                NUMBER OF                                            UNREALIZED
                                                                CONTRACTS          NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                                           LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                               8              $924,750      Sept. 2008           $5,486
U.S. Treasury Note, 2-year                                          533           112,571,268      Sept. 2008          330,241
U.S. Treasury Note, 5-year                                         (396)          (43,779,657)     Sept. 2008         (402,180)
U.S. Treasury Note, 10-year                                        (415)          (47,277,580)     Sept. 2008         (574,345)
---------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                                $(640,798)
---------------------------------------------------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  223

RiverSource VP - Short Duration U.S. Government Fund

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $60,019,606. See Note 1 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 2.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $2,905,695 or 0.6% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at June 30, 2008.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2008.

(j) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(k) At June 30, 2008, investments in securities included securities valued at $2,973,613 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(l) The following abbreviation is used in the portfolio security descriptions to identify the insurer of the issue:

     MBIA - MBIA Insurance Corporation

(m) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $549,126,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $3,316,000
Unrealized depreciation                                               (12,688,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                           $(9,372,000)
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 224 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                  -------------------------------------------------------------------------------
                                                      LEVEL 1                LEVEL 2
                                                   QUOTED PRICES              OTHER               LEVEL 3
                                                     IN ACTIVE             SIGNIFICANT          SIGNIFICANT
                                                    MARKETS FOR             OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                       IDENTICAL ASSETS            INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                           $41,027,967            $486,218,585         $12,507,181          $539,753,733
Other financial instruments*                           (640,798)                     --                  --              (640,798)
---------------------------------------------------------------------------------------------------------------------------------
Total                                               $40,387,169            $486,218,585         $12,507,181          $539,112,935
---------------------------------------------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                INVESTMENTS IN
                                                                  SECURITIES
------------------------------------------------------------------------------
Balance as of Dec. 31, 2007                                      $14,626,244
  Accrued discounts/premiums                                          42,140
  Realized gain (loss)                                                 6,501
  Change in unrealized appreciation (depreciation)                (2,602,595)
  Net purchases (sales)                                            1,321,418
  Transfers in and/or out of Level 3                                (886,527)
------------------------------------------------------------------------------
Balance as of June 30, 2008                                      $12,507,181
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  225

PORTFOLIO OF INVESTMENTS

RiverSource VP - Small Cap Advantage Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES

COMMON STOCKS (98.3%)
ISSUER                                            SHARES                   VALUE(A)
AEROSPACE & DEFENSE (1.2%)
BE Aerospace                                          4,100(b)              $95,489
Cubic                                                 5,300                 118,084
Ducommun                                              6,000(b)              137,760
Esterline Technologies                                7,420(b)              365,509
Orbital Sciences                                      8,900(b)              209,684
Teledyne Technologies                                 9,030(b)              440,574
                                                                    ---------------
Total                                                                     1,367,100
-----------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
Atlas Air Worldwide Holdings                          3,100(b)              153,326
Hub Group Cl A                                        8,259(b)              281,880
Pacer Intl                                           10,200                 219,402
                                                                    ---------------
Total                                                                       654,608
-----------------------------------------------------------------------------------

AIRLINES (0.2%)
Hawaiian Holdings                                    15,600(b)              108,420
Republic Airways Holdings                             9,000(b)               77,940
                                                                    ---------------
Total                                                                       186,360
-----------------------------------------------------------------------------------

AUTO COMPONENTS (2.7%)
Cooper Tire & Rubber                                 24,900                 195,216
Dana Holding                                         20,100(b)              107,535
Exide Technologies                                   19,300(b)              323,468
Fuel Systems Solutions                               11,800(b)              454,300
HAWK Cl A                                             6,900(b)              128,340
Lear                                                 25,500(b)              361,590
Sauer-Danfoss                                         6,400                 199,360
Spartan Motors                                       49,100                 366,777
Stoneridge                                           37,200(b)              634,632
TRW Automotive Holdings                              22,830(b)              421,670
                                                                    ---------------
Total                                                                     3,192,888
-----------------------------------------------------------------------------------

BIOTECHNOLOGY (2.8%)
Affymax                                               9,400(b)              149,554
Alexion Pharmaceuticals                               1,700(b)              123,250
Altus Pharmaceuticals                                68,100(b)              303,045
Arena Pharmaceuticals                                45,000(b)              233,550
BioCryst Pharmaceuticals                             59,416(b)              166,365
BioMarin Pharmaceutical                              11,414(b)              330,778
Cell Genesys                                         66,810(b)              173,706
Cubist Pharmaceuticals                                5,700(b)              101,802
Emergent BioSolutions                                17,400(b)              172,782
Enzon Pharmaceuticals                                34,280(b)              244,074
Lexicon Genetics                                     83,343(b)              133,349
Maxygen                                              25,110(b)               85,123
Momenta Pharmaceuticals                               8,400(b)              103,320
NPS Pharmaceuticals                                  53,500(b)              238,075
OSI Pharmaceuticals                                   4,000(b)              165,280
PDL BioPharma                                        23,400                 248,508
Regeneron Pharmaceuticals                            23,500(b)              339,339
                                                                    ---------------
Total                                                                     3,311,900
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

BUILDING PRODUCTS (0.8%)
Ameron Intl                                           2,000                $239,960
Gibraltar Inds                                       24,467                 390,738
NCI Building Systems                                  8,200(b)              301,186
                                                                    ---------------
Total                                                                       931,884
-----------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Calamos Asset Management Cl A                         7,920                 134,878
Intl Assets Holding                                   5,000(b)              150,300
Investment Technology Group                           5,000(b)              167,300
Knight Capital Group Cl A                             6,800(b)              122,264
Waddell & Reed Financial Cl A                        12,550                 439,375
Westwood Holdings Group                               9,000                 358,200
                                                                    ---------------
Total                                                                     1,372,317
-----------------------------------------------------------------------------------

CHEMICALS (2.1%)
LSB Inds                                             11,700(b)              231,660
Lubrizol                                              1,800                  83,394
NewMarket                                            10,492                 694,885
Quaker Chemical                                      14,779                 394,008
RPM Intl                                             12,017                 247,550
Solutia                                              47,930(b)              614,463
WR Grace & Co                                        10,100(b)              237,249
                                                                    ---------------
Total                                                                     2,503,209
-----------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Arrow Financial                                       5,825                 105,607
Cathay General Bancorp                               12,760                 138,701
City Holding                                          9,110                 371,415
First Financial Bancorp                              25,800                 237,360
First Merchants                                       6,500                 117,975
FirstMerit                                           15,730                 256,556
Intl Bancshares                                       7,720                 164,976
Lakeland Bancorp                                      7,800                  95,004
Lakeland Financial                                    8,800                 167,904
NBT Bancorp                                          14,200                 292,662
Oriental Financial Group                              8,800(c)              125,488
Pacific Capital Bancorp                               5,956                  82,074
Republic Bancorp Cl A                                 7,326                 180,220
S&T Bancorp                                           9,670                 281,010
Southside Bancshares                                 23,700                 437,028
Southwest Bancorp                                    15,700                 180,550
Sterling Bancorp                                     16,000                 191,200
Suffolk Bancorp                                      13,700                 402,506
SVB Financial Group                                   5,600(b)              269,416
Tompkins Financial                                    8,117                 301,952
UMB Financial                                        12,600                 646,003

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
COMMERCIAL BANKS (CONT.)
Webster Financial                                     6,700                $124,620
Westamerica Bancorporation                            9,000                 473,310
                                                                    ---------------
Total                                                                     5,643,537
-----------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.8%)
Administaff                                           5,100                 142,239
Bowne & Co                                            9,000                 114,750
CDI                                                   7,200                 183,168
Comfort Systems USA                                  28,000                 376,320
Exponent                                             23,061(b)              724,346
FTI Consulting                                        7,090(b)              485,381
Heidrick & Struggles Intl                             4,700                 129,908
Herman Miller                                         8,000                 199,120
IKON Office Solutions                                27,738                 312,885
Korn/Ferry Intl                                       7,900(b)              124,267
PRG-Schultz Intl                                     15,600(b)              146,796
Watson Wyatt Worldwide Cl A                           7,460                 394,559
                                                                    ---------------
Total                                                                     3,333,739
-----------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.1%)
3Com                                                127,200(b)              269,664
Airvana                                              54,100(b)              289,976
BigBand Networks                                     18,600(b)               87,978
Emulex                                               10,800(b)              125,820
Network Equipment Technologies                       96,213(b)              341,556
SeaChange Intl                                       41,200(b)              294,992
Starent Networks                                     14,000(b)              176,120
Symmetricom                                          58,000(b)              222,720
Tellabs                                              38,000(b)              176,700
UTStarcom                                            79,584(b)              435,325
                                                                    ---------------
Total                                                                     2,420,851
-----------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
Adaptec                                              49,900(b)              159,680
Cray                                                 36,100(b)              167,504
Electronics for Imaging                              34,549(b)              504,415
Hutchinson Technology                                22,900(b)              307,776
Hypercom                                             36,800(b)              161,920
Lexmark Intl Cl A                                    20,500(b)              685,315
Quantum                                              85,000(b)              114,750
Rackable Systems                                     21,770(b)              291,718
                                                                    ---------------
Total                                                                     2,393,078
-----------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.7%)
AECOM Technology                                     10,300(b)              335,059
Dycom Inds                                           12,100(b)              175,692
EMCOR Group                                          28,400(b)              810,252
Perini                                               21,929(b)              724,753
                                                                    ---------------
Total                                                                     2,045,756
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 226 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

CONSUMER FINANCE (0.7%)
Advanta Cl B                                         32,700                $205,683
Cash America Intl                                     8,189                 253,859
World Acceptance                                     11,900(b)              400,673
                                                                    ---------------
Total                                                                       860,215
-----------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.5%)
AptarGroup                                           13,340                 559,613
-----------------------------------------------------------------------------------

DISTRIBUTORS (0.8%)
Central European Distribution                         7,880(b)              584,302
LKQ                                                  20,970(b)              378,928
                                                                    ---------------
Total                                                                       963,230
-----------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.1%)
Capella Education                                     2,900(b)              172,985
DeVry                                                 6,850                 367,297
Matthews Intl Cl A                                    3,100                 140,306
Strayer Education                                     2,210                 462,045
thinkorswim Group                                    21,000(b)              148,050
                                                                    ---------------
Total                                                                     1,290,683
-----------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.0%)
Interactive Brokers Group Cl A                        6,900(b)              221,697
iShares Russell 2000 Index Fund                      25,200               1,739,556
Liberty Media - Capital Series A                      8,730(b,g)            125,712
PHH                                                  16,500(b)              253,275
                                                                    ---------------
Total                                                                     2,340,240
-----------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Premiere Global Services                             31,700(b)              462,186
-----------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.2%)
DPL                                                  15,099                 398,312
El Paso Electric                                     14,400(b)              285,120
Hawaiian Electric Inds                                9,900                 244,827
ITC Holdings                                          7,030                 359,303
Portland General Electric                             7,000                 157,640
                                                                    ---------------
Total                                                                     1,445,202
-----------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.1%)
Acuity Brands                                        18,640                 896,211
AO Smith                                             15,000                 492,450
Coleman Cable                                        10,865(b)              112,127
GrafTech Intl                                         9,500(b)              254,885
LaBarge                                              10,100(b)              131,300
Regal-Beloit                                         10,000                 422,500
Woodward Governor                                     5,566                 198,484
                                                                    ---------------
Total                                                                     2,507,957
-----------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.4%)
Benchmark Electronics                                19,560(b)              319,610
Ingram Micro Cl A                                    27,300(b)              484,575
Mercury Computer Systems                             31,775(b)              239,266
Methode Electronics                                  26,500                 276,925
OSI Systems                                           6,900(b)              147,798
Plexus                                                5,724(b)              158,440

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
RadiSys                                              23,900(b)             $216,534
SMART Modular Technologies WWH                       49,200(b)              188,436
SYNNEX                                                6,300(b)              158,067
Tech Data                                            19,300(b)              654,077
                                                                    ---------------
Total                                                                     2,843,728
-----------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.7%)
Atwood Oceanics                                       4,930(b)              612,996
Gulf Island Fabrication                               5,000                 244,650
IHS Cl A                                              2,510(b)              174,696
ION Geophysical                                       7,500(b)              130,875
Mitcham Inds                                          4,906(b)               83,794
Natural Gas Services Group                            2,900(b)               88,392
Newpark Resources                                    16,300(b)              128,118
Oceaneering Intl                                      8,200(b)              631,810
Oil States Intl                                      11,600(b)              735,905
T-3 Energy Services                                   4,020(b)              319,469
                                                                    ---------------
Total                                                                     3,150,705
-----------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
BJ's Wholesale Club                                   3,600(b)              139,320
Nash Finch                                            3,500                 119,945
                                                                    ---------------
Total                                                                       259,265
-----------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
Cal-Maine Foods                                      12,560(d)              414,354
Corn Products Intl                                    6,100                 299,571
Darling Intl                                         29,800(b)              492,296
Diamond Foods                                        19,200                 442,368
Ralcorp Holdings                                      5,400(b)              266,976
                                                                    ---------------
Total                                                                     1,915,565
-----------------------------------------------------------------------------------

GAS UTILITIES (2.0%)
Laclede Group                                        18,290                 738,367
New Jersey Resources                                  4,010                 130,927
Northwest Natural Gas                                 5,700                 263,682
Piedmont Natural Gas                                 21,900                 572,904
South Jersey Inds                                     7,650                 285,804
UGI                                                  14,200                 407,682
                                                                    ---------------
Total                                                                     2,399,366
-----------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
AngioDynamics                                        21,600(b)              294,192
Cutera                                               18,900(b)              170,667
Exactech                                              8,300(b)              213,393
Invacare                                             13,600                 277,984
Merit Medical Systems                                 5,400(b)               79,380
Palomar Medical Technologies                         13,100(b)              130,738
Vnus Medical Technologies                            13,700(b)              274,137
Wright Medical Group                                  4,600(b)              130,686
ZOLL Medical                                          4,700(b)              158,249
                                                                    ---------------
Total                                                                     1,729,426
-----------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
American Dental Partners                             11,400(b)              135,318
AMERIGROUP                                            5,970(b)              124,176

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
Centene                                              22,800(b)             $382,812
CorVel                                                4,000(b)              135,480
Five Star Quality Care                               53,892(b)              254,874
Hanger Orthopedic Group                              35,000(b)              577,150
Health Management Associates Cl A                    65,000(b)              423,150
HealthSouth                                           8,500(b)              141,355
HealthSpring                                         18,500(b)              312,280
Magellan Health Services                              7,230(b)              267,727
MedCath                                               7,000(b)              125,860
Molina Healthcare                                    16,858(b)              410,324
Omnicare                                              1,556                  40,798
Triple-S Management Cl B                             17,200(b,c)            281,220
                                                                    ---------------
Total                                                                     3,612,524
-----------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Bally Technologies                                    4,480(b)              151,424
Denny's                                              20,863(b)               59,251
DineEquity                                            5,200                 194,272
Rick's Cabaret Intl                                   7,360(b)              123,648
                                                                    ---------------
Total                                                                       528,595
-----------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.8%)
American Greetings Cl A                              22,890                 282,463
Blyth                                                22,000                 264,660
Furniture Brands Intl                                12,500                 167,000
Helen of Troy                                        22,162(b,c)            357,251
KB Home                                               6,400                 108,352
Lennar Cl A                                          17,600                 217,184
MDC Holdings                                          3,100                 121,086
NVR                                                     450(b)              225,036
Tupperware Brands                                    10,000                 342,200
                                                                    ---------------
Total                                                                     2,085,232
-----------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Standex Intl                                          5,700                 118,218
-----------------------------------------------------------------------------------

INSURANCE (3.8%)
Allied World Assurance Holdings                       3,900(c)              154,518
American Financial Group                              9,990                 267,233
American Physicians Capital                           5,739                 277,997
Amerisafe                                            27,790(b)              442,973
AmTrust Financial Services                           29,690                 374,094
Aspen Insurance Holdings                             22,960(c)              543,463
CNA Surety                                           15,000(b)              189,600
Crawford & Co Cl B                                   10,600(b)               84,694
Darwin Professional Underwriters                      7,000(b)              215,600
First Mercury Financial                              14,780(b)              260,719
Hallmark Financial Services                          20,700(b)              200,169
HCC Insurance Holdings                               11,000                 232,540
Max Capital Group                                    16,100(c)              343,413
Navigators Group                                      3,460(b)              187,013
Odyssey Re Holdings                                   6,430                 228,265

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT  227

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
INSURANCE (CONT.)
Platinum Underwriters Holdings                        9,000(c)             $293,490
SeaBright Insurance Holdings                          9,280(b)              134,374
                                                                    ---------------
Total                                                                     4,430,155
-----------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.8%)
NetFlix                                               5,900(b)              153,813
Overstock.com                                        20,110(b)              521,855
PC Mall                                              21,500(b)              291,540
                                                                    ---------------
Total                                                                       967,208
-----------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
EarthLink                                            65,000(b)              562,250
Equinix                                               1,300(b)              115,986
RealNetworks                                         22,200(b)              146,520
S1                                                   48,920(b)              370,324
United Online                                        30,100                 301,903
ValueClick                                            9,800(b)              148,470
Vignette                                             13,200(b)              158,400
                                                                    ---------------
Total                                                                     1,803,853
-----------------------------------------------------------------------------------

IT SERVICES (2.0%)
CSG Systems Intl                                     15,800(b)              174,116
Forrester Research                                   15,000(b)              463,200
Gartner                                               8,200(b)              169,904
Global Cash Access Holdings                          34,400(b)              235,984
Global Payments                                       5,490                 255,834
Integral Systems                                      8,070                 312,309
Metavante Technologies                               10,950(b)              247,689
SAIC                                                 11,436(b)              237,983
Hackett Group                                        46,500(b)              266,910
                                                                    ---------------
Total                                                                     2,363,929
-----------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
JAKKS Pacific                                        19,940(b)              435,689
-----------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.3%)
Affymetrix                                           90,700(b)              933,303
eResearchTechnology                                  19,100(b)              333,104
Nektar Therapeutics                                  77,600(b)              259,960
                                                                    ---------------
Total                                                                     1,526,367
-----------------------------------------------------------------------------------

MACHINERY (3.0%)
Actuant Cl A                                          5,250                 164,588
Alamo Group                                           5,200                 107,068
Axsys Technologies                                    3,000(b)              156,120
Badger Meter                                          4,300                 217,279
EnPro Inds                                           13,800(b)              515,291
Gorman-Rupp                                           7,330                 292,027
Graham                                                4,000                 296,440
Lindsay                                               2,500                 212,425
Lydall                                               20,800(b)              261,040
Mueller Inds                                          7,560                 243,432
NACCO Inds Cl A                                       2,000                 148,700
Nordson                                               3,700                 269,693
Oshkosh                                               1,498                  30,994
Sun Hydraulics                                        3,500                 112,945

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
MACHINERY (CONT.)
Tecumseh Products Cl A                               11,700(b)             $383,526
Xerium Technologies                                  27,178                 107,625
                                                                    ---------------
Total                                                                     3,519,193
-----------------------------------------------------------------------------------

MARINE (1.2%)
Genco Shipping & Trading                              4,600                 299,920
Kirby                                                11,250(b)              540,000
TBS Intl Series A                                    10,200(b,c)            407,490
Ultrapetrol Bahamas                                  16,400(b,c)            206,804
                                                                    ---------------
Total                                                                     1,454,214
-----------------------------------------------------------------------------------

MEDIA (2.0%)
Global Sources                                       28,800(b,c)            437,185
Idearc                                               85,486                 200,892
Interactive Data                                     13,340                 335,234
John Wiley & Sons Cl A                                5,900                 265,677
Scholastic                                           12,300(b)              352,518
Valassis Communications                              31,120(b)              389,622
World Wrestling Entertainment Cl A                   20,600                 318,682
                                                                    ---------------
Total                                                                     2,299,810
-----------------------------------------------------------------------------------

METALS & MINING (0.6%)
Compass Minerals Intl                                 8,600                 692,816
-----------------------------------------------------------------------------------

MULTILINE RETAIL (0.1%)
Retail Ventures                                      32,000(b)              147,200
-----------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.4%)
Approach Resources                                    5,100(b)              136,629
Arena Resources                                      10,500(b)              554,610
Berry Petroleum Cl A                                  7,950                 468,096
Bill Barrett                                          4,000(b)              237,640
Bois d'Arc Energy                                    14,100(b)              342,771
BPZ Resources                                         6,200(b)              182,280
Carrizo Oil & Gas                                     1,200(b)               81,708
Clayton Williams Energy                               3,700(b)              406,815
Comstock Resources                                    4,400(b)              371,492
Concho Resources                                     21,600(b)              805,681
Contango Oil & Gas                                    7,660(b)              711,767
Encore Acquisition                                    5,800(b)              436,102
Foundation Coal Holdings                              1,410                 124,898
James River Coal                                      2,200(b)              129,118
Mariner Energy                                        7,829(b)              289,438
McMoRan Exploration                                  12,322(b)              339,101
PetroQuest Energy                                    13,070(b)              351,583
Stone Energy                                         11,600(b)              764,556
Swift Energy                                          6,470(b)              427,408
W&T Offshore                                         13,120                 767,652
Whiting Petroleum                                     6,490(b)              688,459
                                                                    ---------------
Total                                                                     8,617,804
-----------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Buckeye Technologies                                 36,903(b)              312,199
-----------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
Alberto-Culver                                        9,400                 246,938
Herbalife                                             4,000(c)              155,000
Inter Parfums                                        22,000                 330,000
                                                                    ---------------
Total                                                                       731,938
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

PHARMACEUTICALS (3.8%)
Adolor                                               48,800(b)             $267,424
Depomed                                             107,000(b)              343,470
Inspire Pharmaceuticals                              56,800(b)              243,104
King Pharmaceuticals                                 42,000(b)              439,740
Medicis Pharmaceutical Cl A                          25,300                 525,734
Noven Pharmaceuticals                                20,000(b)              213,800
Par Pharmaceutical Companies                         46,000(b)              746,580
Salix Pharmaceuticals                                30,800(b)              216,524
Sciele Pharma                                        14,400                 278,640
Valeant Pharmaceuticals Intl                         16,600(b)              284,026
ViroPharma                                           61,900(b)              684,614
Watson Pharmaceuticals                                9,000(b)              244,530
                                                                    ---------------
Total                                                                     4,488,186
-----------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.3%)
Acadia Realty Trust                                   8,700                 201,405
Agree Realty                                          3,700                  81,585
Alexandria Real Estate Equities                       4,440                 432,190
Arbor Realty Trust                                    4,735                  42,473
Associated Estates Realty                            39,500                 423,045
Brandywine Realty Trust                              20,000                 315,200
Corporate Office Properties Trust                     4,200                 144,186
EastGroup Properties                                  9,570                 410,553
Equity Lifestyle Properties                           5,700                 250,800
Friedman, Billings, Ramsey Group Cl A                83,800                 125,700
Hospitality Properties Trust                          2,500                  61,150
Inland Real Estate                                   19,000                 273,980
LTC Properties                                       12,000                 306,720
Nationwide Health Properties                         25,100                 790,399
Omega Healthcare Investors                           27,400                 456,210
Pennsylvania Real Estate Investment Trust             8,250                 190,905
PS Business Parks                                     4,620                 238,392
Realty Income                                         8,120                 184,811
Strategic Hotels & Resorts                           22,250                 208,483
Sunstone Hotel Investors                             40,550                 673,130
Tanger Factory Outlet Centers                        10,840                 389,481
                                                                    ---------------
Total                                                                     6,200,798
-----------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Arkansas Best                                         2,110                  77,310
Celadon Group                                         5,700(b)               56,943
Knight Transportation                                13,800                 252,540
Landstar System                                       3,100                 171,182
Werner Enterprises                                    6,500                 120,770
                                                                    ---------------
Total                                                                       678,745
-----------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.0%)
Amkor Technology                                     42,400(b)              441,384
Cymer                                                 8,600(b)              231,168

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 228 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
DSP Group                                            38,200(b)             $267,400
Integrated Silicon Solution                          46,200(b)              256,872
Kulicke & Soffa Inds                                 37,200(b)              271,188
Mattson Technology                                   43,000(b)              204,680
OmniVision Technologies                              24,000(b)              290,160
RF Micro Devices                                     81,960(b)              237,684
Sigma Designs                                         9,283(b)              128,941
Silicon Image                                        29,100(b)              210,975
Silicon Storage Technology                           53,800(b)              149,026
Spansion Cl A                                        71,300(b)              160,425
Trident Microsystems                                 71,800(b)              262,070
Zoran                                                33,230(b)              388,791
                                                                    ---------------
Total                                                                     3,500,764
-----------------------------------------------------------------------------------

SOFTWARE (3.6%)
Cadence Design Systems                               27,000(b)              272,700
Compuware                                            32,100(b)              306,234
Ebix                                                  1,300(b)              101,036
i2 Technologies                                      15,300(b)              190,179
Informatica                                          12,900(b)              194,016
JDA Software Group                                    6,300(b)              114,030
Mentor Graphics                                       4,500(b)               71,100
MICROS Systems                                       15,300(b)              466,497
Parametric Technology                                 6,300(b)              105,021
Progress Software                                     8,550(b)              218,624
Solera Holdings                                      26,847(b)              742,588
SPSS                                                  9,000(b)              327,330
Sybase                                               25,210(b)              741,678
Synopsys                                              9,200(b)              219,972
Tyler Technologies                                    7,400(b)              100,418
                                                                    ---------------
Total                                                                     4,171,423
-----------------------------------------------------------------------------------

SPECIALTY RETAIL (3.0%)
Aeropostale                                          14,220(b)              445,513
Buckle                                               17,010                 777,867

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
SPECIALTY RETAIL (CONT.)
Cato Cl A                                             9,300                $132,432
Charlotte Russe Holding                               9,600(b)              170,496
Collective Brands                                     4,532(b)               52,707
Dress Barn                                           17,000(b)              227,460
Genesco                                              16,800(b)              518,616
Jo-Ann Stores                                         7,000(b)              161,210
Lumber Liquidators                                   20,100(b)              261,300
RadioShack                                           19,000                 233,130
Rex Stores                                           18,608(b)              214,922
Systemax                                              6,700                 118,255
Wet Seal Cl A                                        39,700(b)              189,369
                                                                    ---------------
Total                                                                     3,503,277
-----------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Deckers Outdoor                                       1,190(b)              165,648
Fossil                                               11,510(b)              334,596
Hanesbrands                                          11,000(b)              298,540
Movado Group                                         13,000                 257,400
Skechers USA Cl A                                    13,800(b)              272,688
Warnaco Group                                         9,676(b)              426,421
                                                                    ---------------
Total                                                                     1,755,293
-----------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.0%)
Capitol Federal Financial                             2,900                 109,069
Dime Community Bancshares                             7,600                 125,476
Flushing Financial                                   26,314                 498,650
OceanFirst Financial                                 15,000                 270,750
United Financial Bancorp                             10,600                 118,402
                                                                    ---------------
Total                                                                     1,122,347
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

TOBACCO (0.6%)
Alliance One Intl                                   130,452(b)             $666,610
-----------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Rush Enterprises Cl A                                 8,530(b)              102,445
Textainer Group Holdings                             18,669(c)              364,606
United Rentals                                       17,600(b)              345,136
                                                                    ---------------
Total                                                                       812,187
-----------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.1%)
CAI Intl                                              7,400(b)              128,760
-----------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
iPCS                                                  4,000(b)              118,520
Syniverse Holdings                                   20,080(b)              325,296
                                                                    ---------------
Total                                                                       443,816
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $119,365,366)                                                   $115,203,758
-----------------------------------------------------------------------------------

MONEY MARKET FUND (1.1%)(e)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%           1,256,194(f)           $1,256,194
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1,256,194)                                                       $1,256,194
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $120,621,560)(h)                                                $116,459,952
===================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 3.1% of net assets.

(d) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.1% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.0% of net assets.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $120,621,560 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                $7,219,000
Unrealized depreciation                                               (11,381,000)
---------------------------------------------------------------------------------
Net unrealized depreciation                                           $(4,162,000)
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT  229

RiverSource VP - Small Cap Advantage Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                   ------------------------------------------------------------------------------
                                                       LEVEL 1                LEVEL 2
                                                    QUOTED PRICES              OTHER              LEVEL 3
                                                      IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                     MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                            $116,459,952                $--                 $--             $116,459,952

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 230 RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

Threadneedle VP - Emerging Markets Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (94.3%)(c)
ISSUER                                            SHARES                   VALUE(A)

BRAZIL (21.2%)
All America Latina Logistica Unit                   514,487              $6,562,727
Banco Bradesco                                      555,700              11,312,365
Bolsa de Mercadorias e Futuros (BM&F)               720,400               6,208,640
Bradespar                                           345,000               9,301,048
Companhia Siderurgica Nacional ADR                  106,131               4,713,278
Companhia Vale do Rio Doce ADR                    1,114,804              39,932,279
Cyrela Brazil Realty                                767,800              10,598,937
MRV Engenharia e Participacoes                      272,800               6,077,733
Multiplan Empreendimentos Imobiliarios              579,414(b)            6,761,758
OGX Petroleo e Gas Participacoes                      8,500(b)            6,720,803
PDG Realty                                          697,800               9,967,949
Petroleo Brasileiro ADR                             761,912              53,966,227
Redecard                                          1,055,900              19,518,072
Usinas Siderurgicas de Minas Gerais Series A        190,600               9,381,317
                                                                    ---------------
Total                                                                   201,023,133
-----------------------------------------------------------------------------------

CANADA (1.1%)
Yamana Gold                                         622,170              10,290,692
-----------------------------------------------------------------------------------

CHINA (5.6%)
China Construction Bank Series H                 12,164,000               9,797,222
China Medical Technologies ADR                       56,759               2,803,895
China Merchants Bank Series H                     1,944,000               6,108,425
China Shenhua Energy Series H                        10,500                  41,208
CNOOC                                             8,933,000              15,375,057
Industrial & Commercial Bank of China Series
 H                                               17,341,000              11,854,091
Mindray Medical Intl ADR                            127,072               4,742,326
Minth Group                                       3,696,000               2,597,643
                                                                    ---------------
Total                                                                    53,319,867
-----------------------------------------------------------------------------------

HONG KONG (4.2%)
China Mobile                                      2,174,500              29,227,225
China Overseas Land & Investment                  6,562,000              10,368,450
                                                                    ---------------
Total                                                                    39,595,675
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

INDIA (4.3%)
Bharat Heavy Electricals                            236,327              $7,572,620
Bharti Airtel                                       668,664(b)           11,202,646
DLF                                                 367,157               3,380,744
Housing Development Finance                          88,921               4,058,454
Larsen & Toubro                                      84,893               4,308,147
Reliance Inds                                       214,913              10,459,349
                                                                    ---------------
Total                                                                    40,981,960
-----------------------------------------------------------------------------------

INDONESIA (2.2%)
Bumi Resources                                    8,991,000               7,999,805
Intl Nickel Indonesia                            10,448,000               6,858,767
Perusahaan Gas Negara                             4,229,000               5,965,386
                                                                    ---------------
Total                                                                    20,823,958
-----------------------------------------------------------------------------------

ISRAEL (3.3%)
Israel Chemicals                                    814,078              18,948,996
Teva Pharmaceutical Inds ADR                        278,636              12,761,529
                                                                    ---------------
Total                                                                    31,710,525
-----------------------------------------------------------------------------------

MALAYSIA (2.9%)
IOI                                               4,705,000              10,734,114
KNM Group                                         6,816,500              13,255,175
WCT Berhad                                        4,119,900               3,860,632
                                                                    ---------------
Total                                                                    27,849,921
-----------------------------------------------------------------------------------

MEXICO (6.2%)
America Movil ADR Series L                          327,266              17,263,282
Desarrolladora Homex ADR                            193,507(b)           11,335,640
Grupo Financiero Banorte Series O                 2,089,500               9,826,505
Grupo Mexico Series B                             4,024,500               9,131,514
Urbi Desarrollos Urbanos                          3,144,500(b)           10,869,914
                                                                    ---------------
Total                                                                    58,426,855
-----------------------------------------------------------------------------------

NORWAY (0.3%)
Copeinca                                            315,200(b)            3,187,652
-----------------------------------------------------------------------------------

RUSSIA (18.1%)
Eurasia Drilling GDR                                379,355(b,e)          9,844,262
Gazprom ADR                                         753,105              43,680,091
Mechel ADR                                          248,277              12,299,643
MMC Norilsk Nickel ADR                              493,724              12,441,844
Mobile Telesystems ADR                              147,570              11,305,338
Novolipetsk Steel GDR                               209,744(d,e)         11,955,408
Pharmstandard Cl S                                   99,724(b)            7,429,438

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
RUSSIA (CONT.)
Rosneft Oil GDR                                   1,934,104(d)          $22,474,288
Sberbank Cl S                                     3,634,632              11,485,437
Severstal GDR                                       192,242(d,e)          5,055,965
Sibirskiy Cement                                     33,900(b)            5,779,950
TMK GDR                                             211,886(e)            8,344,071
Vimpel-Communications ADR                           312,617               9,278,473
                                                                    ---------------
Total                                                                   171,374,208
-----------------------------------------------------------------------------------

SOUTH AFRICA (5.5%)
Aveng                                             1,257,583               9,324,838
Impala Platinum Holdings                            365,924              14,455,263
MTN Group                                           725,721              11,550,896
Sasol                                               278,689              16,424,698
                                                                    ---------------
Total                                                                    51,755,695
-----------------------------------------------------------------------------------

SOUTH KOREA (11.7%)
Daelim Industrial                                    73,544               7,520,986
Doosan Infracore                                    383,890              11,117,143
Hyundai Motor                                       120,440               8,172,838
Infopia                                             111,332               3,245,366
KT Corp                                             485,340              20,757,875
LG Electronics                                       74,738               8,464,545
NHN                                                  40,841(b)            7,123,657
Samsung Electronics                                  50,691              30,279,915
SK Communications                                   129,740(b)            1,983,982
Yuhan                                                59,035              12,356,556
                                                                    ---------------
Total                                                                   111,022,863
-----------------------------------------------------------------------------------

TAIWAN (7.2%)
Asustek Computer                                  3,400,833               9,252,596
Chinatrust Financial Holding                     11,772,000(b)           11,360,989
Chunghwa Telecom                                  2,711,000               7,009,667
First Financial Holding                           6,020,000               6,602,964
Taiwan Fertilizer                                 2,460,000               9,237,154
Taiwan Semiconductor Mfg ADR                      1,741,779              19,002,809
Tripod Technology                                 1,470,480               3,676,200
U-Ming Marine Transport                             920,000               2,424,242
                                                                    ---------------
Total                                                                    68,566,621
-----------------------------------------------------------------------------------

TURKEY (0.4%)
Turkcell                                            643,683               3,690,238
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $848,282,660)                                                   $893,619,863
-----------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  231

Threadneedle VP - Emerging Markets Fund

OTHER (-%)(C)
ISSUER                                            SHARES                    VALUE(A)
MALAYSIA
WCT Berhad
 Warrants                                            823,960(b,e)           $174,103
------------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $65,646)                                                             $174,103
------------------------------------------------------------------------------------

MONEY MARKET FUND (3.5%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term
 Cash Fund, 2.57%                                 32,854,304(f)          $32,854,304
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $32,854,304)                                                      $32,854,304
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $881,202,610)(g)                                                 $926,648,270
====================================================================================

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at June 30, 2008:

                                                                PERCENT OF
INDUSTRY                                                        NET ASSETS            VALUE
-----------------------------------------------------------------------------------------------
Auto Components                                                     0.3%             $2,597,643
Automobiles                                                         0.9               8,172,838
Chemicals                                                           3.0              28,186,150
Commercial Banks                                                    8.3              78,347,998
Computers & Peripherals                                             1.0               9,252,596
Construction & Engineering                                          2.7              25,188,706
Diversified Financial Services                                      1.6              15,509,688
Diversified Telecommunication Services                              3.9              37,046,015
Electrical Equipment                                                0.8               7,572,620
Electronic Equipment & Instruments                                  0.4               3,676,200
Energy Equipment & Services                                         3.3              31,443,508
Food Products                                                       1.5              13,921,766
Gas Utilities                                                       0.6               5,965,386
Health Care Equipment & Supplies                                    1.1              10,791,587
Household Durables                                                  6.0              57,314,718
Internet Software & Services                                        1.0               9,107,639
IT Services                                                         2.1              19,518,072
Machinery                                                           1.2              11,117,143
Marine                                                              0.3               2,424,242
Metals & Mining                                                    14.4             136,515,970
Multi-Utilities                                                     0.6               5,779,950
Oil, Gas & Consumable Fuels                                        18.7             177,141,526
Pharmaceuticals                                                     3.4              32,547,523
Real Estate Management & Development                                2.2              20,510,952
Road & Rail                                                         0.7               6,562,727
Semiconductors & Semiconductor Equipment                            5.2              49,282,724
Thrifts & Mortgage Finance                                          0.4               4,058,454
Wireless Telecommunication Services                                 8.9              84,239,625
Other(1)                                                            3.5              32,854,304
-----------------------------------------------------------------------------------------------
Total                                                                              $926,648,270
-----------------------------------------------------------------------------------------------

(1)Cash & Cash Equivalents.
NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $39,485,661 or 4.2% of net assets.

--------------------------------------------------------------------------------

 232 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Threadneedle VP - Emerging Markets Fund

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                                                     ACQUISITION
SECURITY                                                                DATES                     COST
---------------------------------------------------------------------------------------------------------
Eurasia Drilling GDR                                            11-02-07 thru 06-16-08         $8,962,348
Novolipetsk Steel GDR*                                          06-06-07 thru 06-16-08          6,020,659
Severstal GDR*                                                  06-18-08 thru 06-19-08          5,049,628
TMK GDR                                                         04-07-08 thru 06-16-08          6,819,513
WCT Berhad Warrants                                             03-25-08 thru 06-16-08             65,646

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(g) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $881,203,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $110,263,000
Unrealized depreciation                                               (64,818,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                           $45,445,000
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                                     $881,933,845          $44,714,425           $--        $926,648,270

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  233

PORTFOLIO OF INVESTMENTS

Threadneedle VP - International Opportunity Fund
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets) INVESTMENTS IN SECURITIES

COMMON STOCKS (98.3%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (5.1%)
BHP Billiton                                        272,158             $11,402,112
Boart Longyear Group                              2,479,064               5,299,994
CSL                                                 198,195               6,783,342
Macquarie Group                                     116,841(e)            5,448,433
Newcrest Mining                                     225,565               6,336,102
QBE Insurance Group                                 208,979               4,487,800
Rio Tinto                                            67,493               8,767,602
                                                                    ---------------
Total                                                                    48,525,385
-----------------------------------------------------------------------------------

BELGIUM (1.1%)
Colruyt                                              37,999              10,039,930
-----------------------------------------------------------------------------------

BRAZIL (1.3%)
Cyrela Brazil Realty                                345,900               4,774,905
Petroleo Brasileiro ADR                             102,267               7,243,572
                                                                    ---------------
Total                                                                    12,018,477
-----------------------------------------------------------------------------------

CANADA (2.4%)
Canadian Pacific Railway                            110,000               7,300,981
ShawCor                                             140,000               4,941,176
Suncor Energy                                       180,000              10,447,059
                                                                    ---------------
Total                                                                    22,689,216
-----------------------------------------------------------------------------------

CHINA (0.8%)
China Merchants Bank Series H                     2,379,000               7,475,279
-----------------------------------------------------------------------------------

FRANCE (12.0%)
ALSTOM                                               36,636(e)            8,459,879
AXA                                                 288,254               8,559,174
BNP Paribas                                         127,008              11,505,772
Essilor Intl                                        149,932               9,168,290
Pernod Ricard                                       123,240(e)           12,660,388
Societe Generale                                     99,777               8,685,440
SUEZ                                                210,224              14,311,423
Total                                               298,316              25,456,027
Veolia Environnement                                130,101               7,298,124
VINCI                                               129,848               7,972,870
                                                                    ---------------
Total                                                                   114,077,387
-----------------------------------------------------------------------------------

GERMANY (6.0%)
Allianz                                              62,452              11,002,497
Bayer                                               133,272              11,217,154
E.ON                                                106,612              21,509,956
Fresenius Medical Care & Co                         167,743               9,245,945
Wincor Nixdorf                                       57,072               3,973,348
                                                                    ---------------
Total                                                                    56,948,900
-----------------------------------------------------------------------------------

GREECE (1.4%)
EFG Eurobank Ergasias                               258,679               6,149,686
Piraeus Bank                                        254,600               6,918,533
                                                                    ---------------
Total                                                                    13,068,219
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

HONG KONG (3.7%)
China Mobile                                        645,000              $8,669,377
China Overseas Land & Investment                  4,487,250               7,090,190
Esprit Holdings                                     695,500               7,225,187
Hong Kong Exchanges and Clearing                    444,000               6,491,644
Li & Fung                                         1,904,000               5,738,544
                                                                    ---------------
Total                                                                    35,214,942
-----------------------------------------------------------------------------------

IRELAND (0.8%)
Bank of Ireland                                     405,282               3,524,091
CRH                                                 148,756               4,379,564
                                                                    ---------------
Total                                                                     7,903,655
-----------------------------------------------------------------------------------

ISRAEL (0.5%)
Teva Pharmaceutical Inds ADR                        107,797               4,937,103
-----------------------------------------------------------------------------------

ITALY (0.9%)
Saipem                                              176,813               8,303,903
-----------------------------------------------------------------------------------

JAPAN (16.6%)
Aisin Seiki                                          47,200               1,546,957
AMADA                                               326,000               2,569,806
Asahi Breweries                                     130,600               2,437,834
Asahi Glass                                          64,000                 773,931
Bridgestone                                          37,100                 567,087
Canon                                               129,650               6,666,877
Central Japan Railway                                   185               2,038,520
Chubu Electric Power                                 61,700               1,505,020
Daiichi Sankyo                                       82,400               2,269,919
Daito Trust Construction                             51,700               2,507,581
Daiwa Securities Group                              264,000               2,426,672
DENSO                                                32,200               1,106,894
Dowa Holdings                                       248,000               1,805,462
eAccess                                               1,788(e)              919,427
East Japan Railway                                      555               4,521,331
Fukuoka Financial Group                             326,000               1,470,654
GOLDCREST                                            49,370                 928,070
Honda Motor                                          98,300               3,342,089
Hoya                                                 93,800               2,168,761
Ibiden                                               12,000                 436,240
INPEX Holdings                                          181               2,284,234
Japan Tobacco                                           279               1,190,309
JFE Holdings                                         59,000               2,972,782
Kansai Electric Power                                49,100               1,149,119
Kansai Paint                                        233,000               1,612,874
KDDI                                                    414               2,557,770
Keihin                                               83,100               1,259,257
Kobe Steel                                          286,000                 818,836
Komatsu                                             100,800               2,810,021
Matsushita Electric Industrial                       77,000               1,660,671
Mitsubishi Electric                                 140,000               1,509,701

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
JAPAN (CONT.)
Mitsubishi Logistics                                247,000              $2,703,089
Mitsubishi UFJ Financial Group                      711,900               6,309,077
Mitsui & Co                                         245,000               5,410,859
Mitsui Fudosan                                      129,000               2,757,864
Mizuho Financial Group                                  846               3,951,931
Murata Mfg                                           61,000               2,872,481
NGK Spark Plug                                      120,000               1,377,661
Nintendo                                              6,600               3,723,300
Nippon Electric Glass                                41,000                 709,333
Nippon Telegraph & Telephone                            177                 866,830
Nissan Motor                                        140,300               1,158,816
Nomura Holdings                                     136,800               2,026,619
NTT DoCoMo                                              998               1,466,265
Ono Pharmaceutical                                   50,500               2,782,304
ORIX                                                  5,610                 802,561
Pacific Golf Group Intl Holdings                      1,360(b)            1,357,694
Ricoh                                                80,000               1,443,586
Sekisui Chemical                                    330,000               2,247,033
Sekisui House                                       137,000               1,278,649
Seven & I Holdings                                   61,500               1,754,991
Sharp                                               140,000               2,279,714
Shin-Etsu Chemical                                   88,100               5,459,579
Sony                                                 69,400               3,032,738
Sony Financial Holdings                                 565               2,272,132
Sumitomo                                            149,400               1,962,827
Sumitomo Chemical                                   219,000               1,379,836
Sumitomo Heavy Inds                                 114,000                 771,953
Sumitomo Metal Inds                                 453,000               1,992,381
Sumitomo Mitsui Financial Group                         610               4,590,224
Sundrug                                              36,300                 736,735
T&D Holdings                                         51,150               3,145,692
Takeda Pharmaceutical                                89,500               4,551,704
Tokyo Electron                                        6,800                 391,938
Tokyo Gas                                           819,000               3,301,300
Toshiba                                              65,000                 479,328
Toyota Motor                                        198,200               9,351,874
Trend Micro                                          34,500               1,137,220
Yamada Denki                                         37,770               2,689,218
                                                                    ---------------
Total                                                                   158,362,042
-----------------------------------------------------------------------------------

LUXEMBOURG (0.8%)
ArcelorMittal                                        79,844               7,894,357
-----------------------------------------------------------------------------------

MALAYSIA (0.2%)
IOI                                               1,000,300               2,282,111
-----------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 234 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Threadneedle VP - International Opportunity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

MEXICO (0.8%)
America Movil ADR Series L                           72,136              $3,805,174
Wal-Mart de Mexico Series V                         984,502               3,918,725
                                                                    ---------------
Total                                                                     7,723,899
-----------------------------------------------------------------------------------

NETHERLANDS (2.3%)
Koninklijke (Royal) KPN                             687,764              11,802,683
Royal Dutch Shell Series A                          244,305              10,052,398
                                                                    ---------------
Total                                                                    21,855,081
-----------------------------------------------------------------------------------

PORTUGAL (1.1%)
Jeronimo Martins                                  1,474,564              10,713,963
-----------------------------------------------------------------------------------

RUSSIA (1.6%)
Gazprom ADR                                         122,394(d)            7,098,852
Mechel ADR                                           99,657               4,937,008
Rosneft Oil GDR                                     272,180(d)            3,162,732
                                                                    ---------------
Total                                                                    15,198,592
-----------------------------------------------------------------------------------

SINGAPORE (1.7%)
City Developments                                   533,200               4,256,820
DBS Group Holdings                                  422,000               5,850,856
Keppel                                              686,000               5,617,908
                                                                    ---------------
Total                                                                    15,725,584
-----------------------------------------------------------------------------------

SOUTH AFRICA (0.6%)
First Uranium                                       300,000(b)            1,847,059
MTN Group                                           245,111               3,901,295
                                                                    ---------------
Total                                                                     5,748,354
-----------------------------------------------------------------------------------

SPAIN (1.4%)
Telefonica                                          484,565              12,877,729
-----------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

SWITZERLAND (11.7%)
Credit Suisse Group                                 165,624              $7,603,529
Lonza Group                                          75,012              10,404,464
Nestle                                              574,980              25,979,911
Novartis                                            230,848              12,710,650
Roche Holding                                       148,478              26,742,318
Syngenta                                             46,271              15,048,492
Xstrata                                             162,080              12,992,022
                                                                    ---------------
Total                                                                   111,481,386
-----------------------------------------------------------------------------------

TAIWAN (0.3%)
Hon Hai Precision Industry                          612,000               3,013,636
-----------------------------------------------------------------------------------

UNITED KINGDOM (23.3%)
Admiral Group                                       289,086               4,598,237
BAE Systems                                       1,016,255               8,957,882
BG Group                                          1,118,439              29,119,052
British American Tobacco                            369,076              12,785,119
Capita Group                                        433,570               5,937,742
HSBC Holdings                                       446,614               6,901,500
Imperial Tobacco Group                              212,936               7,936,193
Lloyds TSB Group                                  1,338,966               8,288,388
Prudential                                        1,510,333              16,035,749
Rio Tinto                                           117,711(e)           14,089,923
Royal & SunAlliance Insurance Group               4,448,074              11,128,868
Serco Group                                       1,054,287               9,403,376
Shire                                               259,034               4,249,225
Standard Chartered                                  377,912              10,765,051
Tesco                                             2,959,946              21,774,714

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
UNITED KINGDOM (CONT.)
Tullow Oil                                          741,267             $14,101,568
Vodafone Group                                    9,260,195              27,512,671
Wm Morrison Supermarkets                          1,740,698               9,232,141
                                                                    ---------------
Total                                                                   222,817,399
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $870,213,135)                                                   $936,896,529
-----------------------------------------------------------------------------------

OTHER (--%)(c)
ISSUER                                            SHARES                   VALUE(A)

HONG KONG
China Overseas Land & Investment Warrants           550,104(b)              $77,608
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                                 $77,608
-----------------------------------------------------------------------------------

MONEY MARKET FUND (5.2%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%          49,940,352(g)          $49,940,352
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $49,940,352)                                                     $49,940,352
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $920,153,487)(h)                                                $986,914,489
===================================================================================

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total net assets at June 30, 2008:

                                                                 PERCENT OF
INDUSTRY                                                         NET ASSETS              VALUE
--------------------------------------------------------------------------------------------------
Aerospace & Defense                                                   0.9%              $8,957,882
Auto Components                                                       0.6                5,857,856
Automobiles                                                           1.5               13,852,779
Beverages                                                             1.6               15,098,222
Biotechnology                                                         0.7                6,783,342
Building Products                                                     0.1                  773,931
Capital Markets                                                       1.8               17,505,253
Chemicals                                                             3.6               34,717,935
Commercial Banks                                                      9.7               92,386,482
Commercial Services & Supplies                                        1.6               15,341,118
Computers & Peripherals                                               0.5                4,452,676
Construction & Engineering                                            1.4               13,272,864
Construction Materials                                                0.5                4,379,564
Consumer Finance                                                      0.1                  802,561
Distributors                                                          0.6                5,738,544
Diversified Financial Services                                        0.7                6,491,644
Diversified Telecommunication Services                                2.7               25,547,242
Electric Utilities                                                    2.5               24,164,095
Electrical Equipment                                                  1.0                9,969,580

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

              RIVERSOURCE VARIABLE PORTFOLIO FUNDS - 2008 SEMIANNUAL REPORT  235

Threadneedle VP - International Opportunity Fund

                                                                 PERCENT OF
INDUSTRY                                                         NET ASSETS              VALUE
--------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments                                    1.0%              $9,200,451
Energy Equipment & Services                                           1.4               13,245,079
Food & Staples Retailing                                              6.1               58,171,199
Food Products                                                         3.0               28,262,022
Gas Utilities                                                         0.3                3,301,300
Health Care Equipment & Supplies                                      1.0                9,168,290
Health Care Providers & Services                                      1.0                9,245,945
Hotels, Restaurants & Leisure                                         0.1                1,357,694
Household Durables                                                    1.7               16,201,780
Industrial Conglomerates                                              0.6                5,617,908
Insurance                                                             6.4               61,230,149
Internet Software & Services                                          0.1                  919,427
Life Sciences Tools & Services                                        1.1               10,404,464
Machinery                                                             0.6                6,151,780
Metals & Mining                                                       8.0               75,855,646
Multi-Utilities                                                       2.3               21,609,547
Office Electronics                                                    0.9                8,110,463
Oil, Gas & Consumable Fuels                                          11.4              108,965,494
Pharmaceuticals                                                       6.1               58,243,223
Real Estate Management & Development                                  1.8               16,690,063
Road & Rail                                                           1.5               13,860,832
Semiconductors & Semiconductor Equipment                               --                  391,938
Software                                                              0.5                4,860,520
Specialty Retail                                                      1.0                9,914,405
Tobacco                                                               2.3               21,911,621
Trading Companies & Distributors                                      0.8                7,373,686
Transportation Infrastructure                                         0.3                2,703,089
Wireless Telecommunication Services                                   5.0               47,912,552
Other(1)                                                              5.2               49,940,352
--------------------------------------------------------------------------------------------------
Total                                                                                 $986,914,489
--------------------------------------------------------------------------------------------------

(1)Cash & Cash Equivalents.
NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $10,261,584 or 1.1% of net assets.

(e) At June 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 3.7% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.5% of net assets.

(g) Affiliated Money Market Fund - See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(h) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $920,153,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $141,474,000
Unrealized depreciation                                               (74,713,000)
---------------------------------------------------------------------------------
Net unrealized appreciation                                           $66,761,000
---------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 236 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

Threadneedle VP - International Opportunity Fund

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                            FAIR VALUE AT JUNE 30, 2008
                                                   ------------------------------------------------------------------------------
                                                       LEVEL 1                LEVEL 2
                                                    QUOTED PRICES              OTHER              LEVEL 3
                                                      IN ACTIVE             SIGNIFICANT         SIGNIFICANT
                                                     MARKETS FOR            OBSERVABLE          UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS           INPUTS               INPUTS               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities                            $983,751,758           $3,162,731               $--             $986,914,489

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  237

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to each of the RiverSource Variable Portfolio ("VP") Funds (each, a "VP Fund" and collectively, the "VP Funds"). Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the VP Funds and all RiverSource funds (collectively, the "Funds"). In addition, for RiverSource Partners VP - Fundamental Value Fund ("Fundamental Value"), RiverSource Partners VP - Select Value Fund ("Select Value"), RiverSource Partners VP - Small Cap Value Fund ("SC Value"), RiverSource VP - Small Cap Advantage Fund ("SC Advantage"), Threadneedle VP - Emerging Markets Fund ("Emerging Markets") and Threadneedle VP - International Opportunity Fund ("International Opportunity") (collectively, the "Subadvised Funds"), under the subadvisory agreements between RiverSource Investments and each subadviser (collectively, the "Subadvisers") (the "Subadvisory Agreements"), the Subadvisers perform portfolio management and related services for their respective Subadvised Funds.

On an annual basis, the VP Funds' Board of Trustees (the "Board"), including the independent Board members (the "Independent Trustees"), considers renewal of the IMS Agreement and the Subadvisory Agreements (together, the "Advisory Agreements"). RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in November 2007 and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and each VP Fund's performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the Advisory Agreements. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board's consideration of Advisory Agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadvisers: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments and the Subadvisers, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the VP Funds' operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the VP Funds. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and each Subadviser). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates, with respect to each VP Fund, and each of the Subadvisers, with regard to the applicable Subadvised Fund, were in a position to continue to provide a high quality and level of services to the VP Funds.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of each of the VP Funds. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of each of the VP Funds, the performance of a benchmark index, the percentage ranking of each VP Fund among its comparison group and the net assets of each VP Fund; and
(ii) a report detailing each VP Fund's performance over various periods (including since inception), recent VP Fund inflows (and outflows) and a comparison of each VP Fund's net assets from December 2006 to December 2007. The Board observed that: (i) for RiverSource VP - Cash Management Fund ("Cash Management"), RiverSource VP - Diversified Equity Income Fund, Fundamental Value, RiverSource VP - Global Bond Fund ("Global Bond"), RiverSource VP
 - Income Opportunities Fund ("Income Opportunities"), International Opportunity, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund ("S&P 500 Index Fund") and Select Value, investment performance met expectations, (ii) for RiverSource VP - Diversified Bond Fund ("Diversified Bond"), Emerging Markets, RiverSource VP - High Yield Bond Fund ("High Yield Bond"), RiverSource VP - Large Cap Equity Fund,

--------------------------------------------------------------------------------

 238 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, SC Advantage and SC Value, investment performance was appropriate in light of the particular management style and market conditions involved and (iii) for RiverSource VP - Balanced Fund ("Balanced"), RiverSource VP - Global Inflation Protected Securities Fund ("Global Inflation Protected Securities"), RiverSource VP - Growth Fund ("Growth") and RiverSource VP - Short Duration U.S. Government Fund ("Short Duration"), investment performance although somewhat weaker than previous years, reflected the interrelationship of particularly volatile market conditions with the investment strategies employed by the portfolio management team. With regard to Balanced and Growth the Board noted that appropriate measures have been taken to enhance risk management oversight. Additionally, for the Subadvised Funds, the Board reviewed the performance of the Subadvisers and the selection and monitoring processes for the Subadvisers. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the VP
Funds: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of each of the VP Funds expenses with median expenses paid by funds in its peer group, as well as data showing each VP Fund's contribution to RiverSource Investments' profitability. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each of the Funds are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each of the Funds, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). With respect to each of the VP Funds, the Board took into account that the total expense ratio (after considering proposed expense caps/waivers) approximated, or was below the peer group's median expense ratio shown in the reports. For each of the VP Funds, excluding Cash Management, Diversified Bond, Global Bond, Global Inflation Protected Securities, High Yield Bond, Income Opportunities, Short Duration and S&P 500 Index Fund, the Board also considered its performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that each VP Fund's management fee was fair and reasonable in light of the extent and quality of services that each VP Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to each of the VP Funds. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating each of the VP Funds, including data showing comparative profitability over the past two years and for Fundamental Value since inception. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the VP Funds on portfolio transactions. The Board noted that the fees paid by the VP Funds should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as each of the VP Funds grows and took note of the extent to which VP Fund shareholders might also benefit from such growth. The Board considered, with respect to each VP Fund, that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees, and subadvisory fees for the Subadvised Funds, were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

--------------------------------------------------------------------------------

             RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT  239

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 240 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2008 SEMIANNUAL REPORT

RiverSource Variable Portfolio Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by RiverSource Distributors, Inc. Member FINRA. Insurance and Annuities are issued by RiverSource Life Insurance Company.
Copyright 2008 RiverSource Distributors, Inc.

S-6462 AA (8/08)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

DISCIPLINED ASSET ALLOCATION (SM) PORTFOLIOS

SEMIANNUAL REPORT FOR THE
PERIOD ENDED JUNE 30, 2008


Disciplined Asset Allocation
Portfolios -- Conservative
Disciplined Asset Allocation
Portfolios -- Moderately Conservative
Disciplined Asset Allocation
Portfolios -- Moderate
Disciplined Asset Allocation
Portfolios -- Moderately Aggressive
Disciplined Asset Allocation
Portfolios -- Aggressive

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This semiannual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS --------------------------------------------------------------

Manager Commentary..................      3
Investment Holdings
   Disciplined Asset Allocation
     Portfolios - Conservative......      4
   Disciplined Asset Allocation
     Portfolios - Moderately
     Conservative...................      5
   Disciplined Asset Allocation
     Portfolios - Moderate..........      6
   Disciplined Asset Allocation
     Portfolios - Moderately
     Aggressive.....................      7
   Disciplined Asset Allocation
     Portfolios - Aggressive........      8
Fund Expenses Examples..............      9
Investments in Affiliated Funds.....     13
Financial Statements................     23
Notes to Financial Statements.......     26
Approval of Investment Management
   Services Agreement...............     33
Proxy Voting........................     34

RIVERSOURCE COMPLEX OF FUNDS

The RiverSource complex of funds includes funds branded "RiverSource Variable Portfolio," "RiverSource Partners Variable Portfolio," "Disciplined Asset Allocation" and "Threadneedle Variable Portfolio" (the "funds" or the "RiverSource Variable Portfolio Funds"). These funds share the same Board of Trustees and officers. RiverSource Variable Portfolio Funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated insurance companies. The RiverSource complex of funds also includes mutual funds available for direct investment. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource complex of funds.

--------------------------------------------------------------------------------

 2 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

The date of inception for the five Disciplined Asset
Allocation(SM) Portfolios - Conservative, Moderately
Conservative, Moderate, Moderately Aggressive and Aggressive
(the "Fund" or the "Funds") - was May 1, 2008. This semiannual report covers the period since inception through June 30, 2008.

OUR CURRENT INVESTMENT STRATEGY

The objective of each Fund is a high level of total return that is consistent with an acceptable level of risk. The portfolios are driven by two models: The momentum model, which focuses on the short term and captures market sentiment, and the value model, a long-term model that looks at risk-adjusted asset class returns vs. their long-term averages.

CHANGES TO THE FUNDS' PORTFOLIOS
Based on the two models, we have increased our allocation to core bonds during the period. This allocation change was primarily driven by the short-term momentum model, which currently favors the more conservative fixed income asset classes.

OUR FUTURE STRATEGY
Going forward, unless we see changing market sentiment, like an equity market rally, all of the portfolios are expected to be positioned with a conservative focus. This strategy is primarily based on a momentum shift. In the short term, we are pessimistic, but in the long term we are optimistic, and we consider our current positioning to be a balanced approach.

 Dimitris J. Bertsimas, PhD                  Tao Qiu, CFA(R)                  Colin J. Lundgren, CFA(R)
  Senior Portfolio Manager                  Portfolio Manager                     Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

        DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  3

INVESTMENT HOLDINGS -------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE

Fund holdings at June 30, 2008

                                                                  % OF FUND'S
                                                                PORTFOLIO ASSETS
                                                                ----------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                     4.9%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------
 RiverSource Emerging Markets Bond Fund                                2.0%
--------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                         13.9%
--------------------------------------------------------------------------------
                                                                      15.9%
--------------------------------------------------------------------------------
DOMESTIC BOND FUNDS
--------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                    20.8%
--------------------------------------------------------------------------------
 RiverSource High Yield Bond Fund                                      2.0%
--------------------------------------------------------------------------------
                                                                      22.8%
--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------
 RiverSource Disciplined Small and Mid Cap Equity Fund                 1.9%
--------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                  18.2%
--------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                         8.7%
--------------------------------------------------------------------------------
                                                                      28.8%
--------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------
 RiverSource Cash Management Fund                                      9.1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER FUNDS
--------------------------------------------------------------------------------
 RiverSource Absolute Return Currency and Income Fund                 10.2%
--------------------------------------------------------------------------------
 RiverSource Inflation Protected Securities Fund                       8.3%
--------------------------------------------------------------------------------
                                                                      18.5%
--------------------------------------------------------------------------------
                                                                     100.0%
--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION ----------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 Equity Funds(1)                                                 33.7%
----------------------------------------------------------------------
 Fixed Income Funds(2)                                           38.7%
----------------------------------------------------------------------
 Cash Equivalents, TIPS and Alternative Investments(3)           27.6%
----------------------------------------------------------------------

(1)  Includes U.S. Large Cap 26.9%, International 4.9% and U.S. Small Mid Cap
     1.9%.
(2)  Includes Investment Grade 20.8%, Global Bond 15.9% and High Yield 2.0%.
(3) Includes Money Market 9.1%, Inflation Protected Securities 8.3% and Alternative Investments 10.2%.

TOP FIVE HOLDINGS -------------------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 RiverSource Diversified Bond Fund                                          20.8%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                        18.2%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                               13.9%
--------------------------------------------------------------------------------------------
 RiverSource Absolute Return Currency and Income Fund                       10.2%
--------------------------------------------------------------------------------------------
 RiverSource Cash Management Fund                                            9.1%
--------------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------

 4 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENT HOLDINGS --------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE

Fund holdings at June 30, 2008

                                                                      % OF FUND'S
                                                                    PORTFOLIO ASSETS
                                                              ----------------------------
INTERNATIONAL EQUITY FUNDS
------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                         6.2%
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUNDS
------------------------------------------------------------------------------------------
 RiverSource Emerging Markets Bond Fund                                    2.0%
------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                             10.1%
------------------------------------------------------------------------------------------
                                                                          12.1%
------------------------------------------------------------------------------------------
DOMESTIC BOND FUNDS
------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                        20.3%
------------------------------------------------------------------------------------------
 RiverSource High Yield Bond Fund                                          2.0%
------------------------------------------------------------------------------------------
                                                                          22.3%
------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
------------------------------------------------------------------------------------------
 RiverSource Disciplined Small and Mid Cap Equity Fund                     2.0%
------------------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                      23.0%
------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                            15.5%
------------------------------------------------------------------------------------------
                                                                          40.5%
------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------
 RiverSource Cash Management Fund                                          4.7%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
OTHER FUNDS
------------------------------------------------------------------------------------------
 RiverSource Absolute Return Currency and Income Fund                      7.0%
------------------------------------------------------------------------------------------
 RiverSource Inflation Protected Securities Fund                           7.2%
------------------------------------------------------------------------------------------
                                                                          14.2%
------------------------------------------------------------------------------------------
                                                                         100.0%
------------------------------------------------------------------------------------------

PORTFOLIO ALLOCATION ---------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 Equity Funds(1)                                                          46.7%
------------------------------------------------------------------------------------------
 Fixed Income Funds(2)                                                    34.4%
------------------------------------------------------------------------------------------
 Cash Equivalents, TIPS and Alternative Investments(3)                    18.9%
------------------------------------------------------------------------------------------

(1)  Includes U.S. Large Cap 38.5%, International 6.2% and U.S. Small Mid Cap
     2.0%.
(2)  Includes Investment Grade 20.3%, Global Bond 12.1% and High Yield 2.0%.
(3) Includes Money Market 4.7%, Inflation Protected Securities 7.2% and Alternative Investments 7.0%.

TOP FIVE HOLDINGS -------------------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 RiverSource Disciplined Equity Fund                                      23.0%
------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                        20.3%
------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                            15.5%
------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                             10.1%
------------------------------------------------------------------------------------------
 RiverSource Inflation Protected Securities Fund                           7.2%
------------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------

        DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  5

INVESTMENT HOLDINGS (continued) ---------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE

Fund holdings at June 30, 2008

                                                                        % OF FUND'S
                                                                      PORTFOLIO ASSETS
                                                                ----------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                           8.9%
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Emerging Markets Bond Fund                                      2.1%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                                7.2%
--------------------------------------------------------------------------------------------
                                                                             9.3%
--------------------------------------------------------------------------------------------
DOMESTIC BOND FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                          19.5%
--------------------------------------------------------------------------------------------
 RiverSource High Yield Bond Fund                                            2.0%
--------------------------------------------------------------------------------------------
                                                                            21.5%
--------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Small and Mid Cap Equity Fund                       2.0%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                        24.8%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                              19.9%
--------------------------------------------------------------------------------------------
                                                                            46.7%
--------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Cash Management Fund                                            3.0%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
OTHER FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Absolute Return Currency and Income Fund                        4.5%
--------------------------------------------------------------------------------------------
 RiverSource Inflation Protected Securities Fund                             6.1%
--------------------------------------------------------------------------------------------
                                                                            10.6%
--------------------------------------------------------------------------------------------
                                                                           100.0%
--------------------------------------------------------------------------------------------

PORTFOLIO ALLOCATION ---------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 Equity Funds(1)                                                            55.6%
--------------------------------------------------------------------------------------------
 Fixed Income Funds(2)                                                      30.8%
--------------------------------------------------------------------------------------------
 Cash Equivalents, TIPS and Alternative Investments(3)                      13.6%
--------------------------------------------------------------------------------------------

(1)  Includes U.S. Large Cap 44.7%, International 8.9% and U.S. Small Mid Cap
     2.0%.
(2)  Includes Investment Grade 19.5%, Global Bond 9.3% and High Yield 2.0%.
(3) Includes Money Market 3.0%, Inflation Protected Securities 6.1% and Alternative Investments 4.5%.

TOP FIVE HOLDINGS -------------------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 RiverSource Disciplined Equity Fund                                        24.8%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                              19.9%
--------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                          19.5%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                           8.9%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                                7.2%
--------------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------

 6 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENT HOLDINGS ---------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE

Fund holdings at June 30, 2008

                                                                        % OF FUND'S
                                                                      PORTFOLIO ASSETS
                                                                ----------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                           9.3%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Emerging Markets Bond Fund                                      2.0%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                                5.7%
--------------------------------------------------------------------------------------------
                                                                             7.7%
--------------------------------------------------------------------------------------------
DOMESTIC BOND FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                          18.1%
--------------------------------------------------------------------------------------------
 RiverSource High Yield Bond Fund                                            2.1%
--------------------------------------------------------------------------------------------
                                                                            20.2%
--------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Small and Mid Cap Equity Fund                       2.0%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                        26.6%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                              24.7%
--------------------------------------------------------------------------------------------
                                                                            53.3%
--------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Cash Management Fund                                            1.8%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
OTHER FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Absolute Return Currency and Income Fund                        2.8%
--------------------------------------------------------------------------------------------
 RiverSource Inflation Protected Securities Fund                             4.9%
--------------------------------------------------------------------------------------------
                                                                             7.7%
--------------------------------------------------------------------------------------------
                                                                           100.0%
--------------------------------------------------------------------------------------------

PORTFOLIO ALLOCATION -------------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 Equity Funds(1)                                                            62.6%
--------------------------------------------------------------------------------------------
 Fixed Income Funds(2)                                                      27.9%
--------------------------------------------------------------------------------------------
 Cash Equivalents, TIPS and Alternative Investments(3)                       9.5%
--------------------------------------------------------------------------------------------

(1)  Includes U.S. Large Cap 51.3%, International 9.3% and U.S. Small Mid Cap
     2.0%.
(2)  Includes Investment Grade 18.1%, Global Bond 7.7% and High Yield 2.1%.
(3) Includes Money Market 1.8%, Inflation Protected Securities 4.9% and Alternative Investments 2.8%.

TOP FIVE HOLDINGS -------------------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 RiverSource Disciplined Equity Fund                                        26.6%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                              24.7%
--------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                          18.1%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                           9.3%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                                5.7%
--------------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------

        DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  7

INVESTMENT HOLDINGS (continued) ---------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE

Fund holdings at June 30, 2008

                                                                        % OF FUND'S
                                                                      PORTFOLIO ASSETS
                                                                ----------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                           9.6%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
INTERNATIONAL BOND FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Emerging Markets Bond Fund                                      2.0%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                                4.3%
--------------------------------------------------------------------------------------------
                                                                             6.3%
--------------------------------------------------------------------------------------------
DOMESTIC BOND FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                          14.9%
--------------------------------------------------------------------------------------------
 RiverSource High Yield Bond Fund                                            2.1%
--------------------------------------------------------------------------------------------
                                                                            17.0%
--------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Small and Mid Cap Equity Fund                       2.0%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                        27.7%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Large Cap Growth Fund                              30.9%
--------------------------------------------------------------------------------------------
                                                                            60.6%
--------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Cash Management Fund                                            1.0%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
OTHER FUNDS
--------------------------------------------------------------------------------------------
 RiverSource Absolute Return Currency and Income Fund                        1.4%
--------------------------------------------------------------------------------------------
 RiverSource Inflation Protected Securities Fund                             4.1%
--------------------------------------------------------------------------------------------
                                                                             5.5%
--------------------------------------------------------------------------------------------
                                                                           100.0%
--------------------------------------------------------------------------------------------

PORTFOLIO ALLOCATION ---------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 Equity Funds(1)                                                            70.2%
--------------------------------------------------------------------------------------------
 Fixed Income Funds(2)                                                      23.3%
--------------------------------------------------------------------------------------------
 Cash Equivalents, TIPS and Alternative Investments(3)                       6.5%
--------------------------------------------------------------------------------------------

(1)  Includes U.S. Large Cap 58.6%, International 9.6% and U.S. Small Mid Cap
     2.0%.
(2)  Includes Investment Grade 14.9%, Global Bond 6.3% and High Yield 2.1%.
(3) Includes Money Market 1.0%, Inflation Protected Securities 4.1% and Alternative Investments 1.4%.

TOP FIVE HOLDINGS -------------------------------------------------------------
(at June 30, 2008; % of portfolio assets)

 RiverSource Disciplined Large Cap Growth Fund                              30.9%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined Equity Fund                                        27.7%
--------------------------------------------------------------------------------------------
 RiverSource Diversified Bond Fund                                          14.9%
--------------------------------------------------------------------------------------------
 RiverSource Disciplined International Equity Fund                           9.6%
--------------------------------------------------------------------------------------------
 RiverSource Global Bond Fund                                                4.3%
--------------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Affiliated Funds."

--------------------------------------------------------------------------------

 8 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLES ---------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which each Fund bears directly, each Fund's shareholders indirectly bear the expenses of the underlying funds (also referred to as "acquired funds") in which each Fund invests. Each Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until June 30, 2008.

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

--------------------------------------------------------------------------------

        DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  9

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

Disciplined Asset Allocation Portfolios - Conservative

                                                                   ENDING            DIRECT EXPENSES     DIRECT AND INDIRECT
                                            BEGINNING           ACCOUNT VALUE          PAID DURING          EXPENSES PAID
                                        ACCOUNT VALUE(A)        JUNE 30, 2008          THE PERIOD        DURING THE PERIOD(B)
---------------------------------------------------------------------------------------------------------------------------------
 Actual(c)                                   $1,000                 $967.30               $0.66(d)              $1.81(e)
---------------------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before
   expenses)                                 $1,000               $1,022.82               $2.06(f)              $5.63(g)
---------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                         ACQUIRED FUND
 FUND'S ANNUALIZED     (UNDERLYING FUND)          NET FUND
   EXPENSE RATIO      FEES AND EXPENSES(B)        EXPENSES
----------------------------------------------------------------
       .41%                   .71%                  1.12%
----------------------------------------------------------------

(a) Beginning account values are as of May 1, 2008 (when the Fund became available) for actual expense calculations and as of Jan. 1, 2008 for hypothetical expense calculations.
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.73%. Had these commitments not been in place during the periods indicated, the actual direct and indirect expenses paid would have been $1.84 and the hypothetical direct and indirect expenses paid would have been $5.73.
(c) Based on the actual return of -3.27% for the period from May 1, 2008 to June 30, 2008.
(d) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(e) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(f) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(g) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Disciplined Asset Allocation Portfolios - Moderately Conservative

                                                                   ENDING            DIRECT EXPENSES     DIRECT AND INDIRECT
                                            BEGINNING           ACCOUNT VALUE          PAID DURING          EXPENSES PAID
                                        ACCOUNT VALUE(A)        JUNE 30, 2008          THE PERIOD        DURING THE PERIOD(B)
---------------------------------------------------------------------------------------------------------------------------------
 Actual(c)                                   $1,000                 $957.40               $0.66(d)              $1.82(e)
---------------------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before
   expenses)                                 $1,000               $1,022.82               $2.06(f)              $5.68(g)
---------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                         ACQUIRED FUND
 FUND'S ANNUALIZED     (UNDERLYING FUND)          NET FUND
   EXPENSE RATIO      FEES AND EXPENSES(B)        EXPENSES
----------------------------------------------------------------
       .41%                   .72%                  1.13%
----------------------------------------------------------------

(a) Beginning account values are as of May 1, 2008 (when the Fund became available) for actual expense calculations and as of Jan. 1, 2008 for hypothetical expense calculations.
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.73%. Had these commitments not been in place during the periods indicated, the actual direct and indirect expenses paid would have been $1.83 and the hypothetical direct and indirect expenses paid would have been $5.73.
(c) Based on the actual return of -4.26% for the period from May 1, 2008 to June 30, 2008.
(d) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(e) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(f) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(g) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

 10 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

--------------------------------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderate

                                                                   ENDING            DIRECT EXPENSES     DIRECT AND INDIRECT
                                            BEGINNING           ACCOUNT VALUE          PAID DURING          EXPENSES PAID
                                        ACCOUNT VALUE(A)        JUNE 30, 2008          THE PERIOD        DURING THE PERIOD(B)
---------------------------------------------------------------------------------------------------------------------------------
 Actual(c)                                   $1,000                 $950.90               $0.66(d)              $1.81(e)
---------------------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before
   expenses)                                 $1,000               $1,022.82               $2.06(f)              $5.68(g)
---------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                         ACQUIRED FUND
 FUND'S ANNUALIZED     (UNDERLYING FUND)          NET FUND
   EXPENSE RATIO      FEES AND EXPENSES(B)        EXPENSES
----------------------------------------------------------------
       .41%                   .72%                  1.13%
----------------------------------------------------------------

(a) Beginning account values are as of May 1, 2008 (when the Fund became available) for actual expense calculations and as of Jan. 1, 2008 for hypothetical expense calculations.
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.73%. Had these commitments not been in place during the periods indicated, the actual direct and indirect expenses paid would have been $1.83 and the hypothetical direct and indirect expenses paid would have been $5.73.
(c) Based on the actual return of -4.91% for the period from May 1, 2008 to June 30, 2008.
(d) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(e) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(f) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(g) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Disciplined Asset Allocation Portfolios - Moderately Aggressive

                                                                   ENDING            DIRECT EXPENSES     DIRECT AND INDIRECT
                                            BEGINNING           ACCOUNT VALUE          PAID DURING          EXPENSES PAID
                                        ACCOUNT VALUE(A)        JUNE 30, 2008          THE PERIOD        DURING THE PERIOD(B)
---------------------------------------------------------------------------------------------------------------------------------
 Actual(c)                                   $1,000                 $946.00               $0.66(d)              $1.81(e)
---------------------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before
   expenses)                                 $1,000               $1,022.82               $2.06(f)              $5.68(g)
---------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                         ACQUIRED FUND
 FUND'S ANNUALIZED     (UNDERLYING FUND)          NET FUND
   EXPENSE RATIO      FEES AND EXPENSES(B)        EXPENSES
----------------------------------------------------------------
       .41%                   .72%                  1.13%
----------------------------------------------------------------

(a) Beginning account values are as of May 1, 2008 (when the Fund became available) for actual expense calculations and as of Jan. 1, 2008 for hypothetical expense calculations.
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.73%. Had these commitments not been in place during the periods indicated, the actual direct and indirect expenses paid would have been $1.82 and the hypothetical direct and indirect expenses paid would have been $5.73.
(c) Based on the actual return of -5.40% for the period from May 1, 2008 to June 30, 2008.
(d) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(e) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(f) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(g) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  11

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

Disciplined Asset Allocation Portfolios - Aggressive

                                                                   ENDING            DIRECT EXPENSES     DIRECT AND INDIRECT
                                            BEGINNING           ACCOUNT VALUE          PAID DURING          EXPENSES PAID
                                        ACCOUNT VALUE(A)        JUNE 30, 2008          THE PERIOD        DURING THE PERIOD(B)
---------------------------------------------------------------------------------------------------------------------------------
 Actual(c)                                   $1,000                 $941.40               $0.65(d)              $1.82(e)
---------------------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before
   expenses)                                 $1,000               $1,022.82               $2.06(f)              $5.73(g)
---------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED EXPENSE RATIOS

                         ACQUIRED FUND
 FUND'S ANNUALIZED     (UNDERLYING FUND)          NET FUND
   EXPENSE RATIO      FEES AND EXPENSES(B)        EXPENSES
----------------------------------------------------------------
       .41%                   .73%                  1.14%
----------------------------------------------------------------

(a) Beginning account values are as of May 1, 2008 (when the Fund became available) for actual expense calculations and as of Jan. 1, 2008 for hypothetical expense calculations.
(b) The Investment Manager and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.74%. Had these commitments not been in place during the periods indicated, the actual direct and indirect expenses paid would have been $1.84 and the hypothetical direct and indirect expenses paid would have been $5.78.
(c) Based on the actual return of -5.86% for the period from May 1, 2008 to June 30, 2008.
(d) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(e) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the period from May 1, 2008 to June 30, 2008). The amount shown may only be used to estimate expenses paid for the period from May 1, 2008 to June 30, 2008.
(f) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(g) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund (underlying fund) fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------

 12 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS
---------------------------------------------------

Disciplined Asset Allocation Portfolios - Conservative
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (33.7%)
                                                 SHARES               VALUE(A)
INTERNATIONAL (4.9%)
RiverSource Disciplined International Equity
 Fund                                               17,347                $178,501
----------------------------------------------------------------------------------

U.S. LARGE CAP (26.9%)
RiverSource Disciplined Equity Fund                111,217                 668,415
RiverSource Disciplined Large Cap Growth Fund       35,176                 320,105
----------------------------------------------------------------------------------
Total                                                                      988,520
----------------------------------------------------------------------------------

U.S. SMALL-MID CAP (1.9%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                         8,510                  71,058
----------------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $1,308,991)                                                      $1,238,079
----------------------------------------------------------------------------------

FIXED INCOME FUNDS (47.1%)
                                                  SHARES                   VALUE(A)
GLOBAL BOND (14.0%)
RiverSource Global Bond Fund                         74,591                $512,437
-----------------------------------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund                     27,680                  73,907
-----------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (8.3%)
RiverSource Inflation Protected Securities
 Fund                                                29,284                 304,553
-----------------------------------------------------------------------------------

INTERNATIONAL (2.0%)
RiverSource Emerging Markets Bond Fund                7,560                  73,407
-----------------------------------------------------------------------------------

INVESTMENT GRADE (20.8%)
RiverSource Diversified Bond Fund                   160,982                 763,053
-----------------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $1,735,434)                                                       $1,727,357
-----------------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (10.2%)
                                                  SHARES                   VALUE(A)
RiverSource Absolute Return Currency and
 Income Fund                                         38,386                $372,725
-----------------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $373,730)                                                           $372,725
-----------------------------------------------------------------------------------

CASH EQUIVALENTS (9.1%)
                                                  SHARES                   VALUE(A)
MONEY MARKET
RiverSource Cash Management Fund                    335,144                $335,144
-----------------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $335,144)                                                           $335,144
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $3,753,299)(b)                                                    $3,673,305
===================================================================================

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $3,753,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $  3,000
Unrealized depreciation                                               (83,000)
-----------------------------------------------------------------------------
Net unrealized depreciation                                          $(80,000)
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  13

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                                 $3,673,305            $--             $--              $3,673,305

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 14 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderately Conservative
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (46.7%)
                                                  SHARES                VALUE(A)
INTERNATIONAL (6.2%)
RiverSource Disciplined International Equity
 Fund                                                 43,287                $445,424
------------------------------------------------------------------------------------

U.S. LARGE CAP (38.6%)
RiverSource Disciplined Equity Fund                  273,076               1,641,187
RiverSource Disciplined Large Cap Growth Fund        121,641               1,106,932
------------------------------------------------------------------------------------
Total                                                                      2,748,119
------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (1.9%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                          16,652                 139,046
------------------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $3,530,754)                                                        $3,332,589
------------------------------------------------------------------------------------

FIXED INCOME FUNDS (41.6%)
                                                  SHARES                    VALUE(A)
GLOBAL BOND (10.1%)
RiverSource Global Bond Fund                         104,975                $721,178
------------------------------------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund                      54,267                 144,892
------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (7.2%)
RiverSource Inflation Protected Securities
 Fund                                                 49,597                 515,812
------------------------------------------------------------------------------------

INTERNATIONAL (2.0%)
RiverSource Emerging Markets Bond Fund                14,826                 143,960
------------------------------------------------------------------------------------

INVESTMENT GRADE (20.3%)
RiverSource Diversified Bond Fund                    305,207               1,446,683
------------------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $2,989,153)                                                        $2,972,525
------------------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (7.0%)
                                                  SHARES                    VALUE(A)
RiverSource Absolute Return Currency and
 Income Fund                                          51,604                $501,070
------------------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $502,261)                                                            $501,070
------------------------------------------------------------------------------------

CASH EQUIVALENTS (4.7%)
                                                  SHARES                    VALUE(A)
MONEY MARKET
RiverSource Cash Management Fund                     334,325                $334,325
------------------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $334,325)                                                            $334,325
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $7,356,493)(b)                                                     $7,140,509
====================================================================================

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $7,356,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $   5,000
Unrealized depreciation                                               (220,000)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(215,000)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  15

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                                 $7,140,509            $--             $--              $7,140,509

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 16 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS
---------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderate
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (55.6%)
                                                 SHARES               VALUE(A)
INTERNATIONAL (8.9%)
RiverSource Disciplined International Equity
 Fund                                              168,122              $1,729,975
----------------------------------------------------------------------------------

U.S. LARGE CAP (44.7%)
RiverSource Disciplined Equity Fund                803,203               4,827,248
RiverSource Disciplined Large Cap Growth Fund      425,205               3,869,364
----------------------------------------------------------------------------------
Total                                                                    8,696,612
----------------------------------------------------------------------------------

U.S. SMALL-MID CAP (2.0%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                        45,443                 379,446
----------------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $11,535,761)                                                    $10,806,033
----------------------------------------------------------------------------------

FIXED INCOME FUNDS (36.9%)
                                                  SHARES                    VALUE(A)
GLOBAL BOND (7.2%)
RiverSource Global Bond Fund                         204,439              $1,404,495
------------------------------------------------------------------------------------

HIGH YIELD (2.0%)
RiverSource High Yield Bond Fund                     148,889                 397,534
------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.1%)
RiverSource Inflation Protected Securities
 Fund                                                114,183               1,187,503
------------------------------------------------------------------------------------

INTERNATIONAL (2.0%)
RiverSource Emerging Markets Bond Fund                40,648                 394,690
------------------------------------------------------------------------------------

INVESTMENT GRADE (19.6%)
RiverSource Diversified Bond Fund                    799,325               3,788,800
------------------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $7,223,626)                                                        $7,173,022
------------------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (4.5%)
                                                  SHARES                    VALUE(A)
RiverSource Absolute Return Currency and
 Income Fund                                          89,723                $871,210
------------------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $872,786)                                                            $871,210
------------------------------------------------------------------------------------

CASH EQUIVALENTS (3.0%)
                                                  SHARES                    VALUE(A)
MONEY MARKET
RiverSource Cash Management Fund                     581,273                $581,273
------------------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $581,273)                                                            $581,273
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $20,213,446)(b)                                                   $19,431,538
====================================================================================

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $20,213,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $  11,000
Unrealized depreciation                                               (792,000)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(781,000)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  17

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                                $19,431,538            $--             $--             $19,431,538

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 18 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderately Aggressive
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (62.6%)
                                                  SHARES                VALUE(A)
INTERNATIONAL (9.3%)
RiverSource Disciplined International Equity
 Fund                                                147,255              $1,515,254
------------------------------------------------------------------------------------

U.S. LARGE CAP (51.3%)
RiverSource Disciplined Equity Fund                  718,228               4,316,549
RiverSource Disciplined Large Cap Growth Fund        440,118               4,005,073
------------------------------------------------------------------------------------
Total                                                                      8,321,622
------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (2.0%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                          38,089                 318,042
------------------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $10,903,580)                                                      $10,154,918
------------------------------------------------------------------------------------

FIXED INCOME FUNDS (32.8%)
                                                  SHARES                    VALUE(A)
GLOBAL BOND (5.7%)
RiverSource Global Bond Fund                         133,774                $919,024
------------------------------------------------------------------------------------

HIGH YIELD (2.1%)
RiverSource High Yield Bond Fund                     125,375                 334,751
------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (4.9%)
RiverSource Inflation Protected Securities
 Fund                                                 76,464                 795,229
------------------------------------------------------------------------------------

INTERNATIONAL (2.0%)
RiverSource Emerging Markets Bond Fund                34,184                 331,925
------------------------------------------------------------------------------------

INVESTMENT GRADE (18.1%)
RiverSource Diversified Bond Fund                    620,268               2,940,071
------------------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $5,367,191)                                                        $5,321,000
------------------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (2.8%)
                                                  SHARES                    VALUE(A)
RiverSource Absolute Return Currency and
 Income Fund                                          46,118                $447,807
------------------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $448,606)                                                            $447,807
------------------------------------------------------------------------------------

CASH EQUIVALENTS (1.8%)
                                                  SHARES                    VALUE(A)
MONEY MARKET
RiverSource Cash Management Fund                     298,786                $298,786
------------------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $298,786)                                                            $298,786
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $17,018,163)(b)                                                   $16,222,511
====================================================================================

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $17,018,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $   7,000
Unrealized depreciation                                               (802,000)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(795,000)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  19

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                                $16,222,511            $--             $--             $16,222,511

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 20 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------

Disciplined Asset Allocation Portfolios - Aggressive
JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

EQUITY FUNDS (70.2%)
                                                  SHARES                VALUE(A)
INTERNATIONAL (9.6%)
RiverSource Disciplined International Equity
 Fund                                                 48,461                $498,663
------------------------------------------------------------------------------------

U.S. LARGE CAP (58.6%)
RiverSource Disciplined Equity Fund                  238,142               1,431,234
RiverSource Disciplined Large Cap Growth Fund        175,858               1,600,311
------------------------------------------------------------------------------------
Total                                                                      3,031,545
------------------------------------------------------------------------------------

U.S. SMALL-MID CAP (2.0%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                          12,210                 101,952
------------------------------------------------------------------------------------

TOTAL EQUITY FUNDS
(Cost: $3,904,524)                                                        $3,632,160
------------------------------------------------------------------------------------

FIXED INCOME FUNDS (27.4%)
                                                  SHARES                    VALUE(A)
GLOBAL BOND (4.3%)
RiverSource Global Bond Fund                          32,133                $220,755
------------------------------------------------------------------------------------

HIGH YIELD (2.1%)
RiverSource High Yield Bond Fund                      40,214                 107,373
------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (4.1%)
RiverSource Inflation Protected Securities
 Fund                                                 20,383                 211,980
------------------------------------------------------------------------------------

INTERNATIONAL (2.1%)
RiverSource Emerging Markets Bond Fund                10,965                 106,470
------------------------------------------------------------------------------------

INVESTMENT GRADE (14.8%)
RiverSource Diversified Bond Fund                    162,437                 769,950
------------------------------------------------------------------------------------

TOTAL FIXED INCOME FUNDS
(Cost: $1,431,578)                                                        $1,416,528
------------------------------------------------------------------------------------

ALTERNATIVE INVESTMENTS (1.4%)
                                                  SHARES                   VALUE(A)
RiverSource Absolute Return Currency and
 Income Fund                                          7,721                 $74,975
-----------------------------------------------------------------------------------

TOTAL ALTERNATIVE INVESTMENTS
(Cost: $75,094)                                                             $74,975
-----------------------------------------------------------------------------------

CASH EQUIVALENTS (1.0%)
                                                  SHARES                    VALUE(A)
MONEY MARKET
RiverSource Cash Management Fund                      49,963                 $49,963
------------------------------------------------------------------------------------

TOTAL CASH EQUIVALENTS
(Cost: $49,963)                                                              $49,963
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $5,461,159)(b)                                                     $5,173,626
====================================================================================

NOTES TO INVESTMENTS IN AFFILIATED FUNDS

(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $5,461,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                              $   2,000
Unrealized depreciation                                               (289,000)
------------------------------------------------------------------------------
Net unrealized depreciation                                          $(287,000)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  21

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                                                 FAIR VALUE AT JUNE 30, 2008
                                                             --------------------------------------------------------------------
                                                                 LEVEL 1            LEVEL 2
                                                              QUOTED PRICES          OTHER           LEVEL 3
                                                                IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                               MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                                  IDENTICAL ASSETS        INPUTS           INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Investments in affiliated funds                                 $5,173,626            $--             $--              $5,173,626

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 22 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

FINANCIAL STATEMENTS ----------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                          DISCIPLINED ASSET                DISCIPLINED ASSET                DISCIPLINED ASSET
                                       ALLOCATION PORTFOLIOS --         ALLOCATION PORTFOLIOS --         ALLOCATION PORTFOLIOS --
JUNE 30, 2008 (UNAUDITED)                    CONSERVATIVE               MODERATELY CONSERVATIVE                  MODERATE
ASSETS
Investments in affiliated funds, at
   value
   (identified cost $3,753,299,
   $7,356,493 and $20,213,446,
   respectively)                              $3,673,305                       $7,140,509                      $19,431,538
Capital shares receivable                        139,890                          164,113                          388,694
Dividends receivable                                 629                            1,114                            2,819
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                   3,813,824                        7,305,736                       19,823,051
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                             7,090                           64,762                           10,826
Payable for investments purchased                132,235                           98,104                          373,944
Accrued distribution fees                            429                              945                            2,972
Accrued transfer agency fees                         103                              227                              713
Accrued administration services fees                  34                               76                              238
Other accrued expenses                             3,056                            3,220                            3,872
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                142,947                          167,334                          392,565
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding
   shares                                     $3,670,877                       $7,138,402                      $19,430,486
=================================================================================================================================
Outstanding shares of beneficial
   interest                                      378,654                          743,818                        2,038,720
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                     $     9.69                       $     9.60                      $      9.53
---------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES

                                                                 DISCIPLINED ASSET                DISCIPLINED ASSET
                                                              ALLOCATION PORTFOLIOS --         ALLOCATION PORTFOLIOS --
JUNE 30, 2008 (UNAUDITED)                                      MODERATELY AGGRESSIVE                  AGGRESSIVE
ASSETS
Investments in affiliated funds, at value
   (identified cost $17,018,163 and $5,461,159,
   respectively)                                                    $16,222,511                       $5,173,626
Capital shares receivable                                                63,036                           78,052
Dividends receivable                                                      2,151                              569
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                         16,287,698                        5,252,247
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                    9,769                           16,877
Payable for investments purchased                                        49,556                           59,960
Accrued distribution fees                                                 2,812                              920
Accrued transfer agency fees                                                675                              221
Accrued administration services fees                                        225                               74
Other accrued expenses                                                    3,819                            3,214
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                        66,856                           81,266
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                         $16,220,842                       $5,170,981
=======================================================================================================================
Outstanding shares of beneficial interest                             1,710,833                          548,118
-----------------------------------------------------------------------------------------------------------------------
Net asset value per share                                           $      9.48                       $     9.43
-----------------------------------------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  23

STATEMENTS OF OPERATIONS

                                                   DISCIPLINED ASSET          DISCIPLINED ASSET          DISCIPLINED ASSET
FOR THE PERIOD FROM MAY 1, 2008(A)              ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --
TO JUNE 30, 2008 (UNAUDITED)                          CONSERVATIVE         MODERATELY CONSERVATIVE            MODERATE
INVESTMENT INCOME
Income:
Dividend distributions from underlying
   affiliated funds                                     $  8,185                  $  13,817                  $  35,019
------------------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                            572                      1,181                      3,597
Transfer agency fees                                         137                        284                        863
Administrative services fees                                  46                         94                        288
Custodian fees                                               120                        120                        120
Printing and postage                                       1,500                      1,500                      1,500
Professional fees                                          4,420                      4,420                      4,420
Other                                                         64                         61                         60
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                             6,859                      7,660                     10,848
   Expenses waived/reimbursed by the
      Investment Manager and its affiliates               (5,921)                    (5,722)                    (4,949)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                           938                      1,938                      5,899
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            7,247                     11,879                     29,120
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on sales of
   underlying affiliated funds                              (676)                        71                        115
Net change in unrealized appreciation
   (depreciation) on affiliated investments              (80,210)                  (216,210)                  (782,131)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                           (80,886)                  (216,139)                  (782,016)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                            $(73,639)                 $(204,260)                 $(752,896)
==============================================================================================================================

(a)  Date the Funds became available.

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF OPERATIONS

                                                                     DISCIPLINED ASSET                  DISCIPLINED ASSET
                                                                  ALLOCATION PORTFOLIOS --           ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO JUNE 30, 2008 (UNAUDITED)    MODERATELY AGGRESSIVE                    AGGRESSIVE
INVESTMENT INCOME
Income:
Dividend distributions from underlying affiliated funds                  $  28,590                          $   7,941
------------------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                                            3,577                              1,230
Transfer agency fees                                                           859                                295
Administrative services fees                                                   286                                 99
Custodian fees                                                                 120                                120
Printing and postage                                                         1,500                              1,500
Professional fees                                                            4,420                              4,420
Other                                                                           60                                 60
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                              10,822                              7,724
   Expenses waived/reimbursed by the Investment Manager and its
      affiliates                                                            (4,955)                            (5,706)
------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                           5,867                              2,018
------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                             22,723                              5,923
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on sales of underlying affiliated
   funds                                                                    (6,637)                            (1,032)
Net change in unrealized appreciation (depreciation) on
   affiliated investments                                                 (795,870)                          (287,736)
------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                            (802,507)                          (288,768)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $(779,784)                         $(282,845)
==============================================================================================================================

(a)  Date the Funds became available.

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

 24 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                   DISCIPLINED ASSET          DISCIPLINED ASSET          DISCIPLINED ASSET
FOR THE PERIOD FROM MAY 1, 2008(A)              ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --   ALLOCATION PORTFOLIOS --
TO JUNE 30, 2008 (UNAUDITED)                          CONSERVATIVE         MODERATELY CONSERVATIVE            MODERATE
OPERATIONS
Investment income (loss) -- net                        $    7,247                 $   11,879                $    29,120
Net realized gain (loss) on investments                      (676)                        71                        115
Net change in unrealized appreciation
   (depreciation) on affiliated investments               (80,210)                  (216,210)                  (782,131)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                              (73,639)                  (204,260)                  (752,896)
------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                     3,855,086                  7,389,456                 20,114,636
Payments for redemptions                                 (210,794)                  (147,027)                   (31,483)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions                                         3,644,292                  7,242,429                 20,083,153
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 3,570,653                  7,038,169                 19,330,257
Net assets at beginning of period                         100,224(b)                 100,233(c)                 100,229(d)
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                            $3,670,877                 $7,138,402                $19,430,486
==============================================================================================================================

(a)  Date the Funds became available.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $227, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $236, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(d) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $232, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    DISCIPLINED ASSET                DISCIPLINED ASSET
                                                                 ALLOCATION PORTFOLIOS --         ALLOCATION PORTFOLIOS --
FOR THE PERIOD FROM MAY 1, 2008(A) TO JUNE 30, 2008 (UNAUDITED)   MODERATELY AGGRESSIVE                  AGGRESSIVE
OPERATIONS
Investment income (loss) -- net                                        $    22,723                       $    5,923
Net realized gain (loss) on investments                                     (6,637)                          (1,032)
Net change in unrealized appreciation (depreciation) on
   affiliated investments                                                 (795,870)                        (287,736)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           (779,784)                        (282,845)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                                     17,368,140                        5,582,796
Payments for redemptions                                                  (467,736)                        (229,176)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions               16,900,404                        5,353,620
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 16,120,620                        5,070,775
Net assets at beginning of period                                          100,222(b)                       100,206(c)
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                            $16,220,842                       $5,170,981
==========================================================================================================================

(a)  Date the Funds became available.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $225, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $209, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------

(UNAUDITED AS TO JUNE 30, 2008)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is series of RiverSource Variable Series Trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Each Fund is a "fund of funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which RiverSource Investments, LLC (RiverSource Investments) or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the Investment Manager for the Funds. For each Fund, on April 28, 2008, the Investment Manager purchased 10,000 shares of capital stock at $10 per share, which represented the initial capital in each Fund.

The primary objectives of each Fund are as follows:

Disciplined Asset Allocation Portfolios -- Conservative (Conservative) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter term investment horizon.

Disciplined Asset Allocation Portfolios -- Moderately Conservative (Moderately Conservative) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

Disciplined Asset Allocation Portfolios -- Moderate (Moderate) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

Disciplined Asset Allocation Portfolios -- Moderately Aggressive (Moderately Aggressive) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

Disciplined Asset Allocation Portfolios -- Aggressive (Aggressive) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer term investment horizon.

You may not buy (nor will you own) shares of each Fund directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

Investments in the underlying funds are valued at their net asset value at the close of each business day.

GUARANTEES AND INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

Each Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund's income and losses. The components of each Fund's net assets are reported at the partner level for tax purposes, and therefore, are not presented on Statements of Assets and Liabilities.

--------------------------------------------------------------------------------

 26 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS

Distributions to the subaccounts, if any, are recorded at the close of business on the record date and are payable on the first business day following the record date. However, because the Funds are treated as partnerships for federal income tax purposes, the Funds do not expect to make regular distributions to the subaccounts.

OTHER

Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

2. EXPENSES

ADMINISTRATIVE SERVICES FEES

Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at an annual rate of 0.02% of each Fund's average daily net assets.

COMPENSATION TO BOARD MEMBERS

Compensation to the Board of Trustees (the Board) members and certain other core expenses are paid directly by the affiliated underlying funds in which each Fund invests.

TRANSFER AGENCY FEES

The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all Disciplined Asset Allocation Portfolios at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.25% of each Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the period ended June 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of underlying funds*) were as follows:

FUND                                                                 PERCENTAGE
-------------------------------------------------------------------------------
Conservative                                                            0.41%
Moderately Conservative                                                 0.41
Moderate                                                                0.41
Moderately Aggressive                                                   0.41
Aggressive                                                              0.41
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  27

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of underlying funds*) will not exceed 0.41% of each Fund's average daily net assets.

* In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests (also referred to as "acquired funds"). Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

CUSTODIAN FEES

Each Fund pays the custodian, Ameriprise Trust Company, a subsidiary of Ameriprise Financial, a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for the period from May 1, 2008 (date the Funds became available) to June 30, 2008 for each Fund are as follows:

FUND                                                            PURCHASES          PROCEEDS
-------------------------------------------------------------------------------------------
Conservative                                                    $3,762,204         $108,225
Moderately Conservative                                          7,313,619           57,193
Moderate                                                        20,265,567          152,233
Moderately Aggressive                                           17,213,360          288,556
Aggressive                                                       5,510,098          147,903
-------------------------------------------------------------------------------------------

Net realized gains and losses on investment sales are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares for the period from May 1, 2008 (date the Funds became available) to June 30, 2008 are as follows:

                                                                                                           NET
FUND                                                              SOLD            REDEEMED         INCREASE (DECREASE)
----------------------------------------------------------------------------------------------------------------------
Conservative                                                      390,023         (21,369)                368,654
Moderately Conservative                                           748,873         (15,055)                733,818
Moderate                                                        2,031,926          (3,206)              2,028,720
Moderately Aggressive                                           1,749,144         (48,311)              1,700,833
Aggressive                                                        561,312         (23,194)                538,118
----------------------------------------------------------------------------------------------------------------------

5. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between each Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Each Fund had no borrowings during the period ended June 30, 2008.

6. INVESTMENTS IN UNDERLYING AFFILIATED FUNDS

The Funds do not invest in the underlying funds for the purpose of exercising management or control. At June 30, 2008, no Fund held more than 5% of the outstanding shares in any of the underlying funds in which each Fund was invested.

7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

--------------------------------------------------------------------------------

 28 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  29

8. FINANCIAL HIGHLIGHTS

The following tables show certain important financial information for evaluating each Fund's results.

RiverSource Disciplined Asset Allocation Portfolios

CONSERVATIVE

PER SHARE INCOME AND CAPITAL CHANGES(a)
PERIOD ENDED JUNE 30,                   2008(B)
Net asset value, beginning of
 period                                      $10.02
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .02
Net gains (losses) (both realized
 and unrealized)                               (.35)
---------------------------------------------------
Total from investment operations               (.33)
---------------------------------------------------
Net asset value, end of period                $9.69
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                       $4
---------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                      3.00%(d)
---------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                   .41%(d)
---------------------------------------------------
Net investment income (loss)                  3.17%(d)
---------------------------------------------------
Portfolio turnover rate                          6%
---------------------------------------------------
Total return(f)                              (3.27%)(g)
---------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to June 30, 2008 (Unaudited).
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

MODERATELY CONSERVATIVE

PER SHARE INCOME AND CAPITAL CHANGES(a)
PERIOD ENDED JUNE 30,                   2008(B)
Net asset value, beginning of
 period                                      $10.02
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .02
Net gains (losses) (both realized
 and unrealized)                               (.44)
---------------------------------------------------
Total from investment operations               (.42)
---------------------------------------------------
Net asset value, end of period                $9.60
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                                       $7
---------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                      1.62%(d)
---------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                   .41%(d)
---------------------------------------------------
Net investment income (loss)                  2.51%(d)
---------------------------------------------------
Portfolio turnover rate                          2%
---------------------------------------------------
Total return(f)                              (4.26%)(g)
---------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to June 30, 2008 (Unaudited).
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 30 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

RiverSource Disciplined Asset Allocation Portfolios

MODERATE

PER SHARE INCOME AND CAPITAL CHANGES(a)
PERIOD ENDED JUNE 30,                   2008(B)
Net asset value, beginning of
 period                                      $10.02
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01
Net gains (losses) (both realized
 and unrealized)                               (.50)
---------------------------------------------------
Total from investment operations               (.49)
---------------------------------------------------
Net asset value, end of period                $9.53
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                      $19
---------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                       .75%(d)
---------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                   .41%(d)
---------------------------------------------------
Net investment income (loss)                  2.02%(d)
---------------------------------------------------
Portfolio turnover rate                          2%
---------------------------------------------------
Total return(f)                              (4.91%)(g)
---------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to June 30, 2008 (Unaudited).
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

MODERATELY AGGRESSIVE

PER SHARE INCOME AND CAPITAL CHANGES(a)
PERIOD ENDED JUNE 30,                   2008(B)
Net asset value, beginning of
 period                                      $10.02
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01
Net gains (losses) (both realized
 and unrealized)                               (.55)
---------------------------------------------------
Total from investment operations               (.54)
---------------------------------------------------
Net asset value, end of period                $9.48
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in
 millions)                                      $16
---------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                       .76%(d)
---------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                   .41%(d)
---------------------------------------------------
Net investment income (loss)                  1.59%(d)
---------------------------------------------------
Portfolio turnover rate                          3%
---------------------------------------------------
Total return(f)                              (5.40%)(g)
---------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to June 30, 2008 (Unaudited).
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  31

RiverSource Disciplined Asset Allocation Portfolios

AGGRESSIVE

PER SHARE INCOME AND CAPITAL CHANGES(a)
PERIOD ENDED JUNE 30,                   2008(B)
Net asset value, beginning of
 period                                      $10.02
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    .01
Net gains (losses) (both realized
 and unrealized)                               (.60)
---------------------------------------------------
Total from investment operations               (.59)
---------------------------------------------------
Net asset value, end of period                $9.43
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                       $5
---------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c)                      1.57%(d)
---------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c),(e)                   .41%(d)
---------------------------------------------------
Net investment income (loss)                  1.20%(d)
---------------------------------------------------
Portfolio turnover rate                          5%
---------------------------------------------------
Total return(f)                              (5.86%)(g)
---------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 1, 2008 (date the Fund became available) to June 30, 2008 (Unaudited).
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratio.
(d)  Adjusted to an annual basis.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.
(g)  Not annualized.

--------------------------------------------------------------------------------

 32 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to Disciplined Asset Allocation Portfolios - Conservative, Disciplined Asset Allocation Portfolios - Moderately Conservative, Disciplined Asset Allocation Portfolios - Moderate, Disciplined Asset Allocation Portfolios - Moderately Aggressive and Disciplined Asset Allocation Portfolios - Aggressive (each, a "Fund" and collectively, the "Funds"). Under an investment management services agreement with respect to each Fund (each, an "IMS Agreement") RiverSource Investments provides investment advice and other services to each of the Funds and all RiverSource funds (collectively, the "RiverSource Funds"). The Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Trustees"), and its Investment Review and Compliance Committees and Contracts Committee monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement.

At the April 9-10, 2008 in-person Board meeting, the Board, including the Independent Trustees, considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Trustees reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the investment in and resources dedicated to the Funds' operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services proposed to be provided by RiverSource Investments' affiliates to the Funds. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services to be performed under the IMS Agreement for the Funds would be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to provide a high quality and level of services to the Funds.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Funds had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Funds: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the RiverSource Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). The Board noted the rationale for according weight to the Funds' direct expenses, as opposed to their total expense ratios (i.e., direct expenses plus the expenses incurred by the underlying funds in which each Fund invests). In this regard the Board noted that each Fund's direct expenses after taking into account proposed expense caps/waivers are expected to be less than the median direct expenses of an appropriate comparison group of funds and that the direct expenses do not include any investment management service fees.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to each of the Funds. The Board noted that the fees to be paid by the Funds and the underlying funds should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

--------------------------------------------------------------------------------

       DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT  33

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

Economies of Scale to be Realized: Given that the Funds do not pay any investment management service fees, the Board determined not to accord weight to the lack of any material economies of scale associated with the growth of each of the Funds.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Trustees, approved the IMS Agreement for each Fund.

PROXY VOTING
--------------------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 34 DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2008 SEMIANNUAL REPORT

RIVERSOURCE VARIABLE PORTFOLIO FUNDS
734 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

                                 This report must be accompanied or preceded by
                                 the Fund's current prospectus. Distributed by
                                 RiverSource Distributors, Inc., Member FINRA.
                                 Insurance and Annuities are issued by RiverSource
                                 Life Insurance Company.(C) 2008 RiverSource
(RIVERSOURCE INVESTMENTS LOGO)   Distributors, Inc.                                     S-6522 AD (8/08)

Semiannual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
VARIABLE PORTFOLIO -- CORE EQUITY FUND

SEMIANNUAL REPORT FOR
THE PERIOD ENDED
JUNE 30, 2008


RIVERSOURCE VARIABLE                                (SINGLE-STRATEGY FUNDS ICON)
PORTFOLIO -- CORE EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH
LONG-TERM GROWTH OF CAPITAL.

THIS FUND IS CLOSED TO NEW INVESTORS.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning
RiverSource Variable Annuity Fund A or RiverSource
Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

Questions & Answers
   with Portfolio Management........      2

Fund Expenses Example...............      7

Portfolio of Investments............      9

Financial Statements................     21

Notes to Financial Statements.......     24

Approval of Investment Management
   Services Agreement...............     34

Proxy Voting........................     36

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  1

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource Variable Portfolio (VP) - Core Equity Fund's results and positioning for the semiannual period ended June 30, 2008.

Q: How did RiverSource VP - Core Equity Fund perform for the semiannual period?

A: RiverSource VP - Core Equity Fund declined 14.13% for the six months ended
   June 30, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Index (Russell Index), which fell 11.20% and the Standard & Poor's 500 Index (S&P 500 Index), which dropped 11.91% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which declined 10.80%.

Q: What factors had a significant impact on performance?

A: During the first half of the year, valuation was not an effective characteristic for choosing stocks that would outperform. Though the Fund includes value-

                             PERFORMANCE COMPARISON
                  For the six-month period ended June 30, 2008

                                  (BAR CHART)

RiverSource Variable Portfolio - Core Equity Fund     -14.13%

Russell 1000(R) Index (unmanaged)(1)                  -11.20%

S&P 500 Index (unmanaged)(2)                          -11.91%

Lipper Large-Cap Core Funds Index(3)                  -10.80%

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses (excluding Lipper).

It is not possible to invest directly in an index.

(1) The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------

 2 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   oriented and growth-oriented portfolio segments in its strategy, consideration of stock valuations is a thread running through the entire portfolio. Given the Fund's valuation sensitivity, the market's indifference to value was an insurmountable headwind in the first half of 2008.

   Both stock selection and sector allocations detracted from the Fund's return relative to the Russell Index. Though stock selection in the information technology, consumer staples and health care sectors was advantageous, the Fund's holdings in the consumer discretionary, energy and industrials sectors underperformed their respective sectors in the Russell Index.

   Sector allocations had a less negative impact. The Fund's cash position was beneficial, as would be expected in a declining equity market. Having a substantially smaller financials position than the Russell Index was also a meaningful contributor. However, the Fund also had a smaller energy position than the Russell Index and a larger telecommunication services position, which were both disadvantageous.

   Individual contributors to relative return included QUALCOMM, Genentech, Boston Scientific and Flowserve, all positions that were larger than those in the Russell Index.

   We owned technology stock QUALCOMM because we believed the company would benefit from a stronger than anticipated transition to 3G (third-generation) phones. As evidence has mounted that this is occurring, the stock has benefited. QUALCOMM has also made some progress in solving ongoing legal issues with Nokia. Genentech recovered from a 2007 decline that followed an FDA advisory panel's recommendation against a new use for an existing Genentech product. Earlier this year, the new product use was approved and the stock bounced back. Boston Scientific, which had performed poorly last year, rallied in response to stabilization in its two key markets, drug-coated coronary stents and cardiac rhythm management. Flowserve makes valves and pumping machinery for industrial companies, particularly oil, gas and chemical companies, and has benefited from the high level of activity in those end markets. Having a smaller position in General Electric compared with the Russell Index was advantageous. The company has a high degree of sensitivity to economic activity and suffered as people began to worry more about slower U.S. and global economic growth.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  3

QUESTIONS & ANSWERS

   Individual detractors from return included Harman International, XM Satellite Radio, Federal Home Loan Mortgage Corp. (Freddie Mac), Nokia and Boeing. Harman International's main business is producing car radios and the company suffered as auto production has come under intense pressure in the difficult economic environment. We owned XM Satellite Radio because we assigned higher probability to the potential merger with Sirius Satellite Radio being approved than the market and because we believed synergies from a combined entity would be substantial. However, a longer than anticipated merger process, a need to refinance debt in the case of a merger and skepticism about the business model caused the stock to perform poorly.

   Though the majority of government-sponsored Freddie Mac's business isn't directly connected to the subprime mortgage breakdown, continued weakness in the North American residential market has hurt the company due to mortgage losses and performance of securities owned by the company. Cell phone handset maker Nokia has suffered from concerns about market share in the smart phone market and concerns about industry wide sales due to global economic conditions. However, Nokia is an example of a stock whose earnings have grown faster than the market, has had positive earnings revisions year-to-date, and we believe is cheaper than the market and has positive product cycle news ahead. Boeing has more recently begun to meet its production milestones for the 787 airplane expected to begin shipping next year. However, through much of this period, the company disappointed investors with the 787's progress. In addition, investors are less optimistic about orders for the new plane given the global economic environment.

Q: What changes did you make to the Fund during the period?

A: The Fund's financials position decreased over the six-month period. Market performance was partially responsible for the reduction as financial stocks generally declined in value. Early in the period, we cut back the Fund's exposure to lending-based financial companies, specifically banks and savings and loans.

   We increased the Fund's information technology position. Technology stocks, particularly some of the larger, more mature companies, seem inexpensive to us. They appear to have relatively limited downside risk due to attractive

--------------------------------------------------------------------------------

 4 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

QUESTIONS & ANSWERS

   valuations, with the ability to capitalize on any improvement in economic activity.

Q: How do you plan to manage the Fund in the coming months?

A: We manage the Fund's portfolio in three segments -- a growth-oriented strategy, a value-oriented strategy and an analyst-driven segment. A common theme across the three segments is our belief that valuation as a selection criterion is likely to be more effective going forward. Differences in valuations among stocks have become increasingly wide, reaching a historically rare level. In the past, such extreme valuation spreads have foreshadowed a period when valuation was more important to investors. Because each of the portfolio segments takes value into consideration when selecting stocks, we believe we are entering a period that could be more favorable for the Fund's strategy.

   With large-cap companies still having roughly the same valuation as mid- and small-cap companies, we continue to emphasize large-cap companies. Larger companies tend to have more stable business models, which can better withstand a decelerating economic environment. They also tend to have more international exposure, which may benefit from the tail end of the current period of dollar depreciation.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser(s) to the Fund or any other person in the RiverSource or subadviser organization(s). Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  5

SECTOR BREAKDOWN*

Percentage of portfolio assets at June 30, 2008
PIE CHART

Information Technology                                                          16.1%
Health Care                                                                     13.5%
Financials                                                                      12.6%
Energy                                                                          11.6%
Consumer Discretionary                                                          11.0%
Industrials                                                                      8.8%
Other(1)                                                                        26.4%

 *   Sectors can be comprised of several industries.
     Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(1)  Includes Telecommunication Services 8.5%,
     Consumer Staples 8.4%, Materials 3.2%, Utilities 2.8%, Options Purchased 0.2% and Cash & Cash Equivalents 3.3%.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
TOP TEN HOLDINGS

                          PERCENT           VALUE
                       (OF PORTFOLIO    (AT JUNE 30,
                          ASSETS)           2008)
Exxon Mobil                 3.9%        $ 11,291,481
Virgin Media                2.9            8,322,938
Microsoft                   2.3            6,633,045
Chevron                     2.0            5,866,217
Bristol-Myers Squibb        2.0            5,724,011
Pfizer                      2.0            5,717,914
Vodafone Group              1.9            5,473,821
AT&T                        1.8            5,104,406
Boeing                      1.7            4,812,676
Nokia ADR                   1.4            4,102,206

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

The 10 holdings listed here make up 21.9% of portfolio assets.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

TOTAL                                                              NET EXPENSES(A)
0.48%                                                                   0.40%

(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses indefinitely. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds) will not exceed 0.40%.

AVERAGE ANNUAL TOTAL RETURNS

AT JUNE 30, 2008
 6 months*                                                                 -14.13%
 1 year                                                                    -16.70%
 3 years                                                                    +2.35%
 Since inception (9/10/04)                                                  +4.24%

 *   Not annualized.

--------------------------------------------------------------------------------

 6 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

FUND EXPENSES EXAMPLE

(Unaudited)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended June 30, 2008.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

                                                                                  DIRECT AND
                                                                                   INDIRECT
                         BEGINNING        ENDING         DIRECT EXPENSES         EXPENSES PAID
                       ACCOUNT VALUE   ACCOUNT VALUE       PAID DURING            DURING THE
                       JAN. 1, 2008    JUNE 30, 2008      THE PERIOD(A)            PERIOD(B)
   Actual(c)              $1,000         $  858.70            $1.85                  $1.94
   Hypothetical
   (5% return before
   expenses)              $1,000         $1,022.87            $2.01                  $2.11

ANNUALIZED EXPENSE RATIOS

                                               FUND'S       ACQUIRED FUND
                                             ANNUALIZED       FEES AND      NET FUND
                                            EXPENSE RATIO     EXPENSES      EXPENSES
                                                .40%            .02%          .42%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(c) Based on the actual return of -14.13% for the six months ended June 30, 2008.

--------------------------------------------------------------------------------

 8 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS

JUNE 30, 2008 (UNAUDITED)
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES

COMMON STOCKS (97.1%)
ISSUER                                            SHARES                    VALUE(A)
AEROSPACE & DEFENSE (3.9%)
Boeing                                                73,230              $4,812,676
General Dynamics                                       3,550                 298,910
Goodrich                                              13,119                 622,628
Honeywell Intl                                        36,244               1,822,348
L-3 Communications Holdings                            8,059                 732,321
Lockheed Martin                                       12,520               1,235,223
Spirit AeroSystems Holdings Cl A                      13,943(b)              267,427
United Technologies                                   20,950               1,292,615
                                                                     ---------------
Total                                                                     11,084,148
------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (--%)
United Parcel Service Cl B                             2,269                 139,475
------------------------------------------------------------------------------------

AIRLINES (0.2%)
Delta Air Lines                                        4,783(b)               27,263
Northwest Airlines                                    47,520(b)              316,483
UAL                                                   21,377                 111,588
                                                                     ---------------
Total                                                                        455,334
------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                                 1,982(b)               35,339
Johnson Controls                                       5,091                 146,010
                                                                     ---------------
Total                                                                        181,349
------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Fiat                                                   4,873(c)               79,866
Ford Motor                                            35,744(b)              171,928
General Motors                                         4,853                  55,810
Harley-Davidson                                        2,045                  74,152
                                                                     ---------------
Total                                                                        381,756
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

BEVERAGES (2.1%)
Anheuser-Busch Companies                              10,276                $638,345
Coca-Cola                                             47,065               2,446,440
Molson Coors Brewing Cl B                             19,462               1,057,370
Pepsi Bottling Group                                   1,061                  29,623
PepsiCo                                               27,394               1,741,984
                                                                     ---------------
Total                                                                      5,913,762
------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.3%)
Amgen                                                 31,701(b)            1,495,019
Celgene                                                1,900(b)              121,353
Genentech                                             53,086(b)            4,029,228
Genzyme                                               13,498(b)              972,126
                                                                     ---------------
Total                                                                      6,617,726
------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                 17,008                 267,536
------------------------------------------------------------------------------------

CAPITAL MARKETS (3.2%)
Bank of New York Mellon                               19,339                 731,594
BlackRock                                                658                 116,466
Blackstone Group LP                                    9,331                 169,918
Goldman Sachs Group                                    9,448               1,652,455
KKR Private Equity Investors LP Unit                 178,390               2,274,472
Legg Mason                                             3,613                 157,418
Lehman Brothers Holdings                              63,447               1,256,885
Merrill Lynch & Co                                    20,718                 656,968
Morgan Stanley                                        29,659               1,069,800
Oaktree Capital Group LLC Cl A Unit                   21,570(d,e)            603,960
Och-Ziff Capital Management Group LLC Cl A             5,555                 105,601
State Street                                           6,225                 398,338
                                                                     ---------------
Total                                                                      9,193,875
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

  RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  9

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

CHEMICALS (1.2%)
Air Products & Chemicals                               1,839                $181,804
Ashland                                                2,513                 121,127
Dow Chemical                                          30,814               1,075,716
Eastman Chemical                                       3,240                 223,106
Ecolab                                                 1,505                  64,700
EI du Pont de Nemours & Co                            18,358                 787,374
Hercules                                                 973                  16,473
Intl Flavors & Fragrances                                695                  27,147
Monsanto                                               4,698                 594,015
PPG Inds                                               1,405                  80,605
Praxair                                                2,686                 253,129
Rohm & Haas                                            1,075                  49,923
Sigma-Aldrich                                          1,109                  59,731
                                                                     ---------------
Total                                                                      3,534,850
------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.3%)
BancorpSouth                                           4,158                  72,723
BB&T                                                  11,661                 265,521
Comerica                                               1,355                  34,729
Fifth Third Bancorp                                   50,559                 514,691
M&T Bank                                                 602                  42,465
Marshall & Ilsley                                      2,138                  32,776
Natl City                                              5,081                  24,236
PNC Financial Services Group                           6,554                 374,233
SunTrust Banks                                         8,319                 301,314
Wachovia                                              79,361               1,232,476
Wells Fargo & Co                                      29,557                 701,979
Zions Bancorporation                                     863                  27,176
                                                                     ---------------
Total                                                                      3,624,319
------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                                      2,759(b)               34,819
Avery Dennison                                           913                  40,108
Cintas                                                 1,120                  29,691
Equifax                                                1,102                  37,049
Monster Worldwide                                      1,076(b)               22,176
Pitney Bowes                                           1,810                  61,721
Robert Half Intl                                       1,362                  32,647
RR Donnelley & Sons                                    1,842                  54,689
Waste Management                                       4,247                 160,155
                                                                     ---------------
Total                                                                        473,055
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

COMMUNICATIONS EQUIPMENT (4.1%)
Ciena                                                    746(b)              $17,285
Cisco Systems                                        129,936(b)            3,022,311
Comverse Technology                                    3,152(b)               53,505
Corning                                                4,131                  95,220
JDS Uniphase                                           1,928(b)               21,902
Juniper Networks                                       4,489(b)               99,566
Motorola                                              77,673                 570,120
Nokia ADR                                            167,437(c)            4,102,206
QUALCOMM                                              73,613               3,266,209
Starent Networks                                      26,181(b)              329,357
Tellabs                                                3,548(b)               16,498
                                                                     ---------------
Total                                                                     11,594,179
------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.2%)
Apple                                                 13,977(b)            2,340,309
Dell                                                  31,302(b)              684,888
EMC                                                   26,952(b)              395,925
Hewlett-Packard                                       68,641               3,034,618
IBM                                                   18,802               2,228,601
SanDisk                                               15,361(b)              287,251
                                                                     ---------------
Total                                                                      8,971,592
------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                                  3,196                 594,712
KBR                                                   17,896                 624,749
                                                                     ---------------
Total                                                                      1,219,461
------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                         929                  55,536
------------------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
American Express                                      12,440                 468,615
Capital One Financial                                  5,542                 210,651
SLM                                                    4,062(b)               78,600
                                                                     ---------------
Total                                                                        757,866
------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Ball                                                     836                  39,910
Bemis                                                    854                  19,147
Pactiv                                                 1,118(b)               23,735
Sealed Air                                             1,386                  26,348
                                                                     ---------------
Total                                                                        109,140
------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                          1,417                  56,227
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 10 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                                      1,178(b)              $52,138
H&R Block                                              2,790                  59,706
                                                                     ---------------
Total                                                                        111,844
------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.7%)
Apollo Mgmt LP                                        94,700(d,e)          1,373,150
Bank of America                                      106,047               2,531,342
CIT Group                                              1,652                  11,250
Citigroup                                             94,922               1,590,893
CME Group                                                518                 198,492
Interactive Brokers Group Cl A                        21,806(b)              700,627
IntercontinentalExchange                               4,355(b)              496,470
JPMorgan Chase & Co                                   81,132               2,783,639
KKR Financial Holdings LLC                            34,915                 366,608
Leucadia Natl                                          1,450                  68,063
Liberty Media - Capital Series A                       4,081(b,h)             58,766
Materials Select Sector SPDR Fund                      2,903                 121,142
NYSE Euronext                                          2,193                 111,097
                                                                     ---------------
Total                                                                     10,411,539
------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.8%)
AT&T                                                 151,511               5,104,406
Cbeyond                                                3,971(b)               63,615
Citizens Communications                               12,123                 137,475
Deutsche Telekom                                     143,077(c)            2,342,707
Qwest Communications Intl                            272,337               1,070,284
Telefonica                                           105,946(c)            2,815,606
Telefonica ADR                                         6,542(c)              520,612
tw telecom                                             4,769(b)               76,447
Verizon Communications                               115,741               4,097,231
Windstream                                            11,799                 145,600
                                                                     ---------------
Total                                                                     16,373,983
------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.9%)
Allegheny Energy                                       1,434                  71,858
American Electric Power                                3,433                 138,110
Duke Energy                                           10,828                 188,191
Edison Intl                                            2,794                 143,556

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
ELECTRIC UTILITIES (CONT.)
Entergy                                                9,016              $1,086,248
Exelon                                                15,973               1,436,930
FirstEnergy                                            2,614                 215,211
FPL Group                                              6,845                 448,895
Pepco Holdings                                         1,724                  44,221
Pinnacle West Capital                                    857                  26,370
PPL                                                    7,756                 405,406
Progress Energy                                        2,230                  93,281
Southern                                              31,358               1,095,020
                                                                     ---------------
Total                                                                      5,393,297
------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                      23,185               1,146,498
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
Agilent Technologies                                   1,056(b)               37,530
Tyco Electronics                                       9,523(c)              341,114
                                                                     ---------------
Total                                                                        378,644
------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes                                           3,927                 342,984
ENSCO Intl                                             1,054                  85,100
Halliburton                                           14,131                 749,932
Nabors Inds                                            2,095(b,c)            103,137
Natl Oilwell Varco                                     8,348(b)              740,635
Noble                                                  2,066                 134,207
Pride Intl                                             3,844(b)              181,783
Rowan Companies                                          877                  41,000
Schlumberger                                          10,557               1,134,138
Transocean                                             5,515(b)              840,430
Weatherford Intl                                       8,750(b)              433,913
                                                                     ---------------
Total                                                                      4,787,259
------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.5%)
Costco Wholesale                                       3,844                 269,618
CVS Caremark                                          18,845                 745,697
Kroger                                                 5,716                 165,021
Safeway                                                9,133                 260,747
SUPERVALU                                              1,677                  51,803
SYSCO                                                  4,989                 137,247
Walgreen                                              11,912                 387,259
Wal-Mart Stores                                       39,367               2,212,426
Whole Foods Market                                     1,141                  27,030
                                                                     ---------------
Total                                                                      4,256,848
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  11

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

FOOD PRODUCTS (0.6%)
Archer-Daniels-Midland                                 5,270                $177,863
General Mills                                          6,442                 391,480
Kellogg                                                9,935                 477,078
Kraft Foods Cl A                                      12,950                 368,428
Sara Lee                                              15,332                 187,817
Tyson Foods Cl A                                       2,039                  30,463
                                                                     ---------------
Total                                                                      1,633,129
------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Nicor                                                    387                  16,482
ONEOK                                                  6,478                 316,321
Questar                                                1,482                 105,281
                                                                     ---------------
Total                                                                        438,084
------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Boston Scientific                                    239,292(b)            2,940,899
China Medical Technologies ADR                        10,952(c)              541,029
Covidien                                              11,436                 547,670
Intuitive Surgical                                       361(b)               97,253
Medtronic                                             17,181                 889,117
St. Jude Medical                                       1,942(b)               79,389
                                                                     ---------------
Total                                                                      5,095,357
------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna                                                 13,332                 540,346
AmerisourceBergen                                     14,755                 590,052
Cardinal Health                                       14,654                 755,853
CIGNA                                                  8,619                 305,026
Coventry Health Care                                   1,326(b)               40,337
Express Scripts                                        2,168(b)              135,977
Humana                                                12,412(b)              493,625
Laboratory Corp of America Holdings                      947(b)               65,940
McKesson                                              24,658               1,378,628
Medco Health Solutions                                14,616(b)              689,875
Patterson Companies                                    1,109(b)               32,594
Quest Diagnostics                                      1,348                  65,338
Tenet Healthcare                                       4,067(b)               22,613
UnitedHealth Group                                    30,946                 812,333
WellPoint                                              4,646(b)              221,428
                                                                     ---------------
Total                                                                      6,149,965
------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                             1,572                  36,628
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

HOTELS, RESTAURANTS & LEISURE (0.7%)
Darden Restaurants                                     6,714                $214,445
Intl Game Technology                                  19,770                 493,855
Marriott Intl Cl A                                    11,692                 306,798
McDonald's                                            10,782                 606,164
Starbucks                                             19,524(b)              307,308
Starwood Hotels & Resorts Worldwide                    1,690                  67,718
Vail Resorts                                             609(b)               26,083
Yum! Brands                                            1,243                  43,617
                                                                     ---------------
Total                                                                      2,065,988
------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.0%)
Black & Decker                                           522                  30,020
Centex                                                17,835                 238,454
DR Horton                                             28,674                 311,113
Harman Intl Inds                                      21,916                 907,102
Hovnanian Enterprises Cl A                            21,061(b)              115,414
Jarden                                                   473(b)                8,628
KB Home                                               25,086                 424,706
Leggett & Platt                                        1,437                  24,098
Lennar Cl A                                           15,192                 187,469
Meritage Homes                                         4,250(b)               64,473
Newell Rubbermaid                                      6,911                 116,036
NVR                                                      145(b)               72,512
Snap-On                                                  564                  29,334
Stanley Works                                            671                  30,081
Whirlpool                                              5,208                 321,490
                                                                     ---------------
Total                                                                      2,880,930
------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.0%)
Colgate-Palmolive                                     14,222                 982,740
Procter & Gamble                                      31,385               1,908,522
                                                                     ---------------
Total                                                                      2,891,262
------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                    5,738(b)              110,227
Constellation Energy Group                             1,526                 125,284
Dynegy Cl A                                            4,252(b)               36,355
                                                                     ---------------
Total                                                                        271,866
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 12 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

INDUSTRIAL CONGLOMERATES (1.5%)
3M                                                     2,457                $170,983
General Electric                                     136,871               3,653,086
Tyco Intl                                              9,865(c)              394,995
                                                                     ---------------
Total                                                                      4,219,064
------------------------------------------------------------------------------------

INSURANCE (3.2%)
ACE                                                   28,066(c)            1,546,155
AFLAC                                                 23,032               1,446,410
Allstate                                               1,553                  70,801
American Intl Group                                   52,968               1,401,533
Aon                                                      563                  25,864
Arch Capital Group                                     2,448(b,c)            162,351
Assurant                                               1,037                  68,401
Assured Guaranty                                       8,779(c)              157,934
Chubb                                                  9,965                 488,385
Endurance Specialty Holdings                           4,097(c)              126,147
Hartford Financial Services Group                     17,279               1,115,705
Max Capital Group                                      8,626(c)              183,993
MetLife                                                9,670                 510,286
Principal Financial Group                                903                  37,899
Prudential Financial                                  24,224               1,447,142
Validus Holdings                                       6,876(c)              146,115
XL Capital Cl A                                        4,646(c)               95,522
                                                                     ---------------
Total                                                                      9,030,643
------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Amazon.com                                             2,645(b)              193,958
Expedia                                               26,611(b)              489,110
IAC/InterActiveCorp                                    1,549(b)               29,865
                                                                     ---------------
Total                                                                        712,933
------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.2%)
Akamai Technologies                                    1,433(b)               49,854
eBay                                                   9,564(b)              261,384
Equinix                                                1,505(b)              134,276
Google Cl A                                            5,209(b)            2,742,122
VeriSign                                               1,830(b)               69,174
Yahoo!                                                13,640(b)              281,802
                                                                     ---------------
Total                                                                      3,538,612
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

IT SERVICES (1.2%)
Affiliated Computer Services Cl A                      2,800(b)             $149,772
Automatic Data Processing                             11,413                 478,205
Cognizant Technology Solutions Cl A                    2,448(b)               79,584
Computer Sciences                                      1,390(b)               65,108
Convergys                                              1,074(b)               15,960
Electronic Data Systems                               11,596                 285,725
Fidelity Natl Information Services                     1,453                  53,630
Fiserv                                                 1,396(b)               63,337
MasterCard Cl A                                        5,767               1,531,254
Paychex                                                2,748                  85,957
Redecard                                              14,823(c)              274,000
Total System Services                                  1,686                  37,463
Unisys                                                 2,995(b)               11,830
Visa Cl A                                              2,584(b)              210,105
Western Union                                          6,361                 157,244
                                                                     ---------------
Total                                                                      3,499,174
------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                                751                   7,961
Eastman Kodak                                          2,471                  35,657
Hasbro                                                 1,849                  66,045
Mattel                                                 3,098                  53,038
                                                                     ---------------
Total                                                                        162,701
------------------------------------------------------------------------------------

MACHINERY (1.5%)
Caterpillar                                           13,370                 986,973
Deere & Co                                            15,765               1,137,129
Flowserve                                             11,028               1,507,528
Ingersoll-Rand Cl A                                    2,841(c)              106,339
Navistar Intl                                            588(b)               38,520
Parker Hannifin                                        8,035                 573,056
                                                                     ---------------
Total                                                                      4,349,545
------------------------------------------------------------------------------------

MEDIA (7.3%)
CBS Cl B                                               5,716                 111,405
Clear Channel Communications                           2,133                  75,082
Comcast Cl A                                          86,108               1,633,469
Comcast Special Cl A                                  12,524                 234,950
DIRECTV Group                                         13,225(b)              342,660
DISH Network Cl A                                      3,138(b)               91,881
EW Scripps Cl A                                          749                  31,113

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  13

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MEDIA (CONT.)
Gannett                                                1,472                 $31,898
Interpublic Group of Companies                         3,935(b)               33,841
Liberty Entertainment Series A                        20,309(b,h)            492,087
McGraw-Hill Companies                                  2,142                  85,937
Meredith                                                 243                   6,874
New York Times Cl A                                      909                  13,990
News Corp Cl A                                       104,737               1,575,244
Omnicom Group                                          1,391                  62,428
Time Warner                                          142,333               2,106,528
Time Warner Cable Cl A                                 7,957(b)              210,701
Viacom Cl B                                           14,228(b)              434,523
Virgin Media                                         611,531(e)            8,322,938
Vivendi                                               15,545(c)              589,824
Walt Disney                                           33,413               1,042,486
Washington Post Cl B                                      41                  24,063
WorldSpace Cl A                                       16,896(b)               31,596
XM Satellite Radio Holdings Cl A                     412,760(b,f)          3,236,038
                                                                     ---------------
Total                                                                     20,821,556
------------------------------------------------------------------------------------

METALS & MINING (1.6%)
Alcoa                                                 19,274                 686,540
Allegheny Technologies                                   866                  51,336
Coeur d'Alene Mines                                  301,287(b)              873,732
Freeport-McMoRan Copper & Gold                         3,282                 384,618
Lihir Gold                                           389,832(b,c)          1,229,578
Newmont Mining                                        14,145                 737,803
Nucor                                                  2,470                 184,435
Timminco                                              17,109(b,c)            459,092
Titanium Metals                                          848                  11,864
                                                                     ---------------
Total                                                                      4,618,998
------------------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
JC Penney                                              9,197                 333,760
Kohl's                                                 6,503(b)              260,380
Macy's                                                 3,872                  75,194
Nordstrom                                              1,354                  41,026
Saks                                                     637(b)                6,994
Target                                                 5,300                 246,397
                                                                     ---------------
Total                                                                        963,751
------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Ameren                                                 1,790                  75,592
CenterPoint Energy                                     2,807                  45,052

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)
MULTI-UTILITIES (CONT.)
CMS Energy                                             1,931                 $28,772
Consolidated Edison                                    2,333                  91,197
Dominion Resources                                    16,183                 768,530
DTE Energy                                             1,400                  59,416
Integrys Energy Group                                    655                  33,294
NiSource                                               2,351                  42,130
PG&E                                                   3,050                 121,055
Public Service Enterprise Group                        4,360                 200,255
Sempra Energy                                          2,240                 126,448
TECO Energy                                            1,808                  38,854
Xcel Energy                                           20,862                 418,700
                                                                     ---------------
Total                                                                      2,049,295
------------------------------------------------------------------------------------

OFFICE ELECTRONICS (--%)
Xerox                                                  7,788                 105,605
------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.1%)
Anadarko Petroleum                                     4,656                 348,455
Apache                                                 1,398                 194,322
BP ADR                                                12,244(c)              851,815
Chesapeake Energy                                      2,151                 141,880
Chevron                                               59,177               5,866,217
ConocoPhillips                                        30,751               2,902,587
CONSOL Energy                                          1,699                 190,917
Devon Energy                                           8,334               1,001,413
El Paso                                                5,973                 129,853
EOG Resources                                          1,091                 143,139
Exxon Mobil                                          128,123              11,291,481
Marathon Oil                                           9,512                 493,387
Occidental Petroleum                                   7,892                 709,175
Patriot Coal                                             251(b)               38,476
Peabody Energy                                         2,375                 209,119
Range Resources                                          165                  10,814
Royal Dutch Shell ADR                                  3,331(c)              272,176
Ship Finance Intl                                      7,312(c)              215,923
Spectra Energy                                         5,488                 157,725
Sunoco                                                 4,395                 178,833
Tesoro                                                 1,225                  24,218
Total                                                 20,934(c)            1,786,349
Valero Energy                                         21,579                 888,623
Williams Companies                                     5,245                 211,426
XTO Energy                                             4,043                 276,986
                                                                     ---------------
Total                                                                     28,535,309
------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 14 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                            15,993                $372,638
MeadWestvaco                                           1,491                  35,545
Weyerhaeuser                                           6,682                 341,717
                                                                     ---------------
Total                                                                        749,900
------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.0%)
Avon Products                                         59,979               2,160,443
Herbalife                                             17,501(c)              678,164
                                                                     ---------------
Total                                                                      2,838,607
------------------------------------------------------------------------------------

PHARMACEUTICALS (7.4%)
Barr Pharmaceuticals                                   2,658(b)              119,823
Bristol-Myers Squibb                                 278,812               5,724,011
Elan ADR                                               7,046(b,c)            250,485
Eli Lilly & Co                                        20,328                 938,340
Johnson & Johnson                                     21,963               1,413,099
Merck & Co                                           100,625               3,792,556
Pfizer                                               327,299               5,717,914
Schering-Plough                                       34,554                 680,368
Wyeth                                                 47,470               2,276,661
                                                                     ---------------
Total                                                                     20,913,257
------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Apartment Investment & Management Cl A                 5,393                 183,687
AvalonBay Communities                                    376                  33,524
Boston Properties                                        718                  64,778
Developers Diversified Realty                            275                   9,545
HCP                                                    2,009                  63,906
Host Hotels & Resorts                                  2,642                  36,063
Kimco Realty                                             902                  31,137
MFA Mtge Investments                                   4,836                  31,531
Plum Creek Timber                                      1,464                  62,527
ProLogis                                               1,917                 104,189
Public Storage                                           800                  64,632
Simon Property Group                                   1,397                 125,576
Vornado Realty Trust                                     826                  72,688
                                                                     ---------------
Total                                                                        883,783
------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
CB Richard Ellis Group Cl A                              610(b)               11,712
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

ROAD & RAIL (0.6%)
CSX                                                    2,196                $137,931
Hertz Global Holdings                                139,547(b)            1,339,651
Norfolk Southern                                       3,146                 197,160
                                                                     ---------------
Total                                                                      1,674,742
------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices                               107,131(b)              624,574
Applied Materials                                      5,497                 104,938
Atmel                                                 45,909(b)              159,763
Himax Technologies ADR                                59,547(c)              304,881
Infineon Technologies                                 36,939(b,c)            321,607
Infineon Technologies ADR                             18,108(b,c)            154,461
Intel                                                137,893               2,961,941
KLA-Tencor                                             1,500                  61,065
MEMC Electronic Materials                              2,283(b)              140,496
Microchip Technology                                   1,389                  42,420
Micron Technology                                     94,559(b)              567,354
Microsemi                                              1,298(b)               32,684
NVIDIA                                                 5,070(b)               94,910
ON Semiconductor                                      23,340(b)              214,028
PMC-Sierra                                             8,232(b)               62,975
Spansion Cl A                                        257,482(b)              579,335
Teradyne                                              22,758(b)              251,931
Texas Instruments                                     27,101                 763,163
                                                                     ---------------
Total                                                                      7,442,526
------------------------------------------------------------------------------------

SOFTWARE (3.7%)
Adobe Systems                                          4,560(b)              179,618
Autodesk                                               1,980(b)               66,944
BMC Software                                           1,647(b)               59,292
CA                                                     3,345                  77,236
Citrix Systems                                         1,589(b)               46,732
Compuware                                              2,351(b)               22,429
Electronic Arts                                       13,376(b)              594,296
Intuit                                                 2,810(b)               77,472
Microsoft                                            241,114               6,633,045
Nintendo ADR                                          21,755(c)            1,523,938
Novell                                                 3,019(b)               17,782
Oracle                                                50,963(b)            1,070,223
Quest Software                                         4,485(b)               66,423
Symantec                                               7,257(b)              140,423
                                                                     ---------------
Total                                                                     10,575,853
------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  15

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

SPECIALTY RETAIL (1.0%)
Abercrombie & Fitch Cl A                               4,141                $259,558
AutoNation                                             1,158(b)               11,603
AutoZone                                                 446(b)               53,970
Bed Bath & Beyond                                      2,332(b)               65,529
Best Buy                                               2,445                  96,822
Gap                                                    9,468                 157,832
Home Depot                                            32,509                 761,361
Lowe's Companies                                      32,881                 682,281
Office Depot                                           4,410(b)               48,245
OfficeMax                                                651                   9,049
RadioShack                                             1,124                  13,791
Sherwin-Williams                                       2,937                 134,896
Staples                                                6,010                 142,738
Tiffany & Co                                           1,204                  49,063
TJX Companies                                         12,774                 401,998
                                                                     ---------------
Total                                                                      2,888,736
------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                                      742                  10,203
Liz Claiborne                                            853                  12,070
Nike Cl B                                              3,283                 195,699
VF                                                     1,487                 105,845
                                                                     ---------------
Total                                                                        323,817
------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
Countrywide Financial                                 39,109                 166,213
Fannie Mae                                            14,037                 273,862
Freddie Mac                                           80,258               1,316,231
Hudson City Bancorp                                    3,562                  59,414
New York Community Bancorp                            12,385                 220,948
Washington Federal                                       935                  16,924
                                                                     ---------------
Total                                                                      2,053,592
------------------------------------------------------------------------------------

TOBACCO (2.3%)
Altria Group                                         107,720               2,214,723
Lorillard                                              2,988(b)              206,650
Philip Morris Intl                                    77,693               3,837,257
UST                                                    4,729                 258,251
                                                                     ---------------
Total                                                                      6,516,881
------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                              606                  49,571
------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                    VALUE(A)

WIRELESS TELECOMMUNICATION SERVICES (2.8%)
American Tower Cl A                                    1,462(b)              $61,770
Sprint Nextel                                         41,607                 395,267
Turkcell ADR                                           7,107(c)              103,407
Vodafone Group                                     1,842,375(c)            5,473,821
Vodafone Group ADR                                    67,005(c)            1,973,967
                                                                     ---------------
Total                                                                      8,008,232
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $297,727,676)                                                    $276,492,702
------------------------------------------------------------------------------------

OPTIONS PURCHASED (0.2%)
                                                                     EXERCISE           EXPIRATION
ISSUER                                          CONTRACTS             PRICE                DATE                   VALUE(A)
CALLS
Altria Group(i)
Virgin Media(i)
Vodafone Group ADR(i)                             15,847              $100.00            Jan. 2009                 $35,973
AmeriSourceBergen(i)
Bristol-Myers Squibb(i)
Nokia ADR(i)                                      14,808               100.00            Jan. 2009                  19,399
Hertz Global Holdings(i)
Telefonica(i)
Vodafone Group ADR(i)                             13,157               100.00            Jan. 2009                  14,794
Hong Kong Dollar                                  65,974                 7.73           March 2009                  21,679
Virgin Media(i)
Vodafone Group ADR(i)
XM Satellite Radio Holdings Cl A(i)               14,086               100.00            Jan. 2009                  21,270
XM Satellite Radio Holdings Cl A                   1,347                 9.00            July 2008                  37,043
XM Satellite Radio Holdings Cl A                     653                11.00            July 2008                   4,898
--------------------------------------------------------------------------------------------------------------------------

PUTS
Goldman Sachs Group                               15,623               446.25            Aug. 2008                  50,197
S&P 500 Index                                         79             1,320.00            July 2008                 367,349
--------------------------------------------------------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $1,038,843)                                                                                                $572,602
--------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 16 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

MONEY MARKET FUND (3.3%)
                                                  SHARES                    VALUE(A)
RiverSource Short-Term Cash Fund, 2.57%            9,327,759(g)           $9,327,759
------------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $9,327,759)                                                        $9,327,759
------------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $308,094,278)(j)                                                 $286,393,063
====================================================================================

INVESTMENTS IN DERIVATIVES
OPEN OPTIONS CONTRACTS WRITTEN AT JUNE 30, 2008

                                         NUMBER OF   EXERCISE   PREMIUM    EXPIRATION
ISSUER                      PUTS/CALLS   CONTRACTS    PRICE     RECEIVED      DATE      VALUE(A)
------------------------------------------------------------------------------------------------
S&P 500 Index                  Put            79       $265     $111,554   July 2008    $143,385
XM Satellite Radio
   Holdings Cl A               Call        1,347         11       17,578   July 2008      10,103
XM Satellite Radio
   Holdings Cl A               Call          980         14       21,560   July 2008       2,450
------------------------------------------------------------------------------------------------
Total                                                                                   $155,938
------------------------------------------------------------------------------------------------

TOTAL RETURN SWAP CONTRACTS OUTSTANDING AT JUNE 30, 2008

                                                                                   NOTIONAL
                                                                     EXPIRATION    PRINCIPAL    UNREALIZED
COUNTERPARTY         FUND RECEIVES               FUND PAYS              DATE        AMOUNT     DEPRECIATION
-----------------------------------------------------------------------------------------------------------
Goldman Sachs         Total return on a    Floating rate based on   July 6, 2009    $67,751        $(464)
                       custom basket of        1-month LIBOR plus
                      securities in the                     0.30%
                  consumer goods sector
-----------------------------------------------------------------------------------------------------------
Goldman Sachs         Total return on a    Floating rate based on   July 6, 2009    $89,964         (489)
                       custom basket of        1-month LIBOR plus
                      securities in the                     0.30%
                       financial sector
-----------------------------------------------------------------------------------------------------------
Goldman Sachs         Total return on a    Floating rate based on   July 6, 2009     78,664         (258)
                       custom basket of        1-month LIBOR plus
                      securities in the                     0.30%
                     following sectors:
                51.5% in the technology
                   sector, 25.6% in the
                    industrials sector,
                    13.9% in the health
                care sector and 9.0% in
                      the energy sector
-----------------------------------------------------------------------------------------------------------
        Total                                                                                    $(1,211)
-----------------------------------------------------------------------------------------------------------

                             See accompanying Notes to Portfolio of Investments.
--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  17

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2008

                             CURRENCY TO BE          CURRENCY TO BE       UNREALIZED        UNREALIZED
EXCHANGE DATE                  DELIVERED                RECEIVED         APPRECIATION      DEPRECIATION
-------------------------------------------------------------------------------------------------------
July 1, 2008                             24,599            23,563             $--                $(20)
                              Australian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 2, 2008                             59,148            56,863             158                  --
                              Australian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 3, 2008                             61,823            59,435             165                  --
                              Australian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 3, 2008                          2,975,000         4,614,225              --             (69,374)
                         European Monetary Unit       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 7, 2008                          2,249,000         3,488,199              --             (51,724)
                         European Monetary Unit       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 7, 2008                            671,000         1,030,696              --             (25,457)
                         European Monetary Unit       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 25, 2008                         1,158,000         2,246,022              --             (56,364)
                                  British Pound       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 28, 2008                         1,915,000         3,715,100              --             (91,447)
                                  British Pound       U.S. Dollar
-------------------------------------------------------------------------------------------------------
July 30, 2008                         1,044,000           991,696              --              (4,997)
                              Australian Dollar       U.S. Dollar
-------------------------------------------------------------------------------------------------------
Total                                                                        $323           $(299,383)
-------------------------------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At June 30, 2008, the value of foreign securities represented 10.6% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the value of these securities amounted to $1,977,110 or 0.7% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Trustees. Information concerning such security holdings at June 30, 2008, is as follows:

                                              ACQUISITION
SECURITY                                         DATES                     COST
----------------------------------------------------------------------------------
Apollo Mgmt LP*                          08-02-07 thru 04-29-08         $2,083,548
Oaktree Capital Group LLC Cl A Unit*     05-21-07 thru 03-14-08            789,882
Virgin Media                             08-14-06 thru 04-15-08         12,289,645

     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

 18 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

(f) At June 30, 2008, securities valued at $1,824,368 were held to cover open call options written. See Note 5 to the financial statements.

(g) Affiliated Money Market Fund - See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at June 30, 2008.

(h) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(i) Represents a worst-of-call-option that is a bundle of long forwards. All mature on the option's expiration date but have different underliers. At expiration, only one settles and this is chosen in the issuer's favor.

(j) At June 30, 2008, the cost of securities for federal income tax purposes was approximately $308,094,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                            $24,761,000
Unrealized depreciation                                            (46,462,000)
------------------------------------------------------------------------------
Net unrealized depreciation                                       $(21,701,000)
------------------------------------------------------------------------------

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  19

FAIR VALUE MEASUREMENTS
Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    - Level 1 - quoted prices in active markets for identical securities

    - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

    - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

                                                FAIR VALUE AT JUNE 30, 2008
                              ---------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER         LEVEL 3
                                 IN ACTIVE        SIGNIFICANT    SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS      INPUTS          INPUTS          TOTAL
---------------------------------------------------------------------------------------------
Investments in securities       $284,455,328      $1,937,735         $--         $286,393,063
Other financial
  instruments*                      (143,122)         (1,211)         --             (144,333)
---------------------------------------------------------------------------------------------
Total                           $284,312,206      $1,936,524         $--         $286,248,730
---------------------------------------------------------------------------------------------

* Other financial instruments are derivative instruments, such as written options, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov; and

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

--------------------------------------------------------------------------------

 20 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments in securities, at value
   Unaffiliated issuers (identified cost $298,766,519)          $277,065,304
   Affiliated money market fund (identified cost $9,327,759)       9,327,759
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $308,094,278)                                                 286,393,063
Foreign currency holdings (identified cost $102,101)                 101,610
Dividends receivable                                                 560,471
Receivable for investment securities sold                          2,566,147
Unrealized appreciation on forward foreign currency
   contracts                                                             323
----------------------------------------------------------------------------
Total assets                                                     289,621,614
----------------------------------------------------------------------------
LIABILITIES
Options contracts written, at value (premiums received
   $150,692)                                                         155,938
Capital shares payable                                               638,186
Payable for investment securities purchased                        3,671,602
Unrealized depreciation on forward foreign currency
   contracts                                                         299,383
Unrealized depreciation on swap contracts                              1,211
Accrued investment management services fees                          102,540
Other accrued expenses                                                68,693
----------------------------------------------------------------------------
Total liabilities                                                  4,937,553
----------------------------------------------------------------------------
Net assets applicable to outstanding shares                     $284,684,061
============================================================================
Outstanding shares of beneficial interest                         36,751,864
----------------------------------------------------------------------------
Net asset value per share                                       $       7.75
----------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  21

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)


INVESTMENT INCOME
Income:
Dividends                                                       $  3,731,335
Income distributions from affiliated money market fund               114,701
   Less foreign taxes withheld                                       (73,232)
----------------------------------------------------------------------------
Total income                                                       3,772,804
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                  635,859
Compensation of board members                                          3,346
Custodian fees                                                        61,150
Printing and postage                                                  50,050
Professional fees                                                     14,526
Other                                                                  3,685
----------------------------------------------------------------------------
Total expenses                                                       768,616
   Expenses waived/reimbursed by the Investment Manager and
         its affiliates                                             (132,704)
----------------------------------------------------------------------------
Total net expenses                                                   635,912
----------------------------------------------------------------------------
Investment income (loss) -- net                                    3,136,892
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions                                          (8,252,571)
   Foreign currency transactions                                    (115,324)
   Options contracts written                                          79,056
   Swap transactions                                                (169,624)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           (8,458,463)
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (44,227,605)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies            (52,686,068)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $(49,549,176)
============================================================================

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 22 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS ENDED     YEAR ENDED
                                                         JUNE 30, 2008      DEC. 31, 2007
                                                          (UNAUDITED)
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $  3,136,892      $  6,876,277
Net realized gain (loss) on investments                     (8,458,463)       42,366,246
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       (44,227,605)      (33,995,220)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              (49,549,176)       15,247,303
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (690,000)       (6,304,272)
   Net realized gain                                       (40,450,000)      (31,523,713)
-----------------------------------------------------------------------------------------
Total distributions                                        (41,140,000)      (37,827,985)
-----------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                                            379,445           562,241
Reinvestment of distributions at net asset value            41,140,000        39,536,227
Payments for redemptions                                   (31,307,841)      (84,773,548)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from share
   transactions                                             10,211,604       (44,675,080)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (80,477,572)      (67,255,762)
Net assets at beginning of period                          365,161,633       432,417,395
-----------------------------------------------------------------------------------------
Net assets at end of period                               $284,684,061      $365,161,633
=========================================================================================
Undistributed net investment income                       $         --      $     81,308
-----------------------------------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this statement.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS

(Unaudited as to June 30, 2008)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Variable Portfolio - Core Equity Fund (the Fund) is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio - Select Series, Inc., a Minnesota corporation. The reorganization of the Fund from a series of the Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust was approved by the Funds' shareholders on Jan. 29, 2008. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase. The Fund may invest in income-producing equity securities, such as dividend paying stocks, convertible securities and preferred stocks.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board of Trustees (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such

--------------------------------------------------------------------------------

 24 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost.

ILLIQUID SECURITIES

At June 30, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at June 30, 2008 was $10,300,048 representing 3.62% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT 25 security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At June 30, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At June 30, 2008, foreign currency holdings were entirely comprised of Indian rupees.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S.

--------------------------------------------------------------------------------

 26 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

TOTAL RETURN EQUITY SWAP TRANSACTIONS

The Fund may enter into swap agreements to gain exposure to the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

Effective Feb. 1, 2008, the Fund was reorganized as a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  27

Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented on the Statement of Assets and Liabilities.

Prior to Feb. 1, 2008, the Fund was treated as a regulated investment company for federal income tax purposes and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions.

RECENT ACCOUNTING PRONOUNCEMENT

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after Nov. 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income,

--------------------------------------------------------------------------------

 28 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

OTHER FEES

Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the six months ended June 30, 2008, other expenses paid to this company were $533.

COMPENSATION OF BOARD MEMBERS

Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES

For the six months ended June 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses indefinitely, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.40% of the Fund's average daily net assets.

 * In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  29

CUSTODIAN FEES

The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $111,598,333 and $135,085,988, respectively, for the six months ended June 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS

Transactions in shares for the periods indicated are as follows:

                                     SIX MONTHS ENDED JUNE 30, 2008
                                  ISSUED FOR
                                  REINVESTED                                            NET
        SOLD                     DISTRIBUTIONS             REDEEMED             INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------
47,281                             4,913,798              (3,653,240)                1,307,839
---------------------------------------------------------------------------------------------------

                                     YEAR ENDED DEC. 31, 2007
                                  ISSUED FOR
                                  REINVESTED                                            NET
        SOLD                     DISTRIBUTIONS             REDEEMED             INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------
51,950                             3,842,914              (7,867,133)               (3,972,269)
---------------------------------------------------------------------------------------------------

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                            SIX MONTHS ENDED JUNE 30, 2008
                                             CALLS                   PUTS
                                      CONTRACTS   PREMIUMS   CONTRACTS   PREMIUMS
---------------------------------------------------------------------------------
Balance Dec. 31, 2007                   2,193     $175,787     1,832     $147,053
Opened                                  3,167       43,854     2,273      537,342
Closed                                 (1,714)    (132,866)   (3,967)    (538,561)
Expired                                (1,319)     (47,637)      (59)     (34,280)
---------------------------------------------------------------------------------
Balance June 30, 2008                   2,327     $ 39,138        79     $111,554
---------------------------------------------------------------------------------

See Note 1 "Summary of Significant Accounting Policies."

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash

--------------------------------------------------------------------------------

 30 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

Fund aggregated $33,836,174 and $39,054,317, respectively, for the six months ended June 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at June 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the six months ended June 30, 2008.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT 31 violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/ Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

 32 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The table below shows certain important information for evaluating the Fund's results. On Sept. 10, 2004, the Fund acquired the assets of IDS Life Variable Annuity Fund A (Fund A) and IDS Life Variable Annuity Fund B (Fund B), which were segregated asset accounts. For accounting and financial statement purposes, Fund B is the accounting survivor. Information since Sept. 10, 2004 relates to RiverSource Variable Portfolio - Core Equity Fund. The information prior to Sept. 10, 2004 relates to Fund B and is derived from its financial statements.

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED DEC. 31,     2008(L)               2007            2006
Net asset value, beginning of
 period                           $10.30             $10.97          $11.14
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)         .09                .19             .17
Net gains (losses) (both
 realized and unrealized)          (1.45)               .15            1.41
---------------------------------------------------------------------------
Total from investment operations   (1.36)               .34            1.58
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                             (.02)              (.17)           (.17)
Distributions from realized
 gains                             (1.17)              (.84)          (1.58)
---------------------------------------------------------------------------
Total distributions                (1.19)             (1.01)          (1.75)
---------------------------------------------------------------------------
Net asset value, end of period     $7.75             $10.30          $10.97
---------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $285               $365            $432
---------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)         .48%              .48%            .45%
---------------------------------------------------------------------------
 --------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)         .40%(g),(h)       .40%(g),(i)     .40%(g),(i)
---------------------------------------------------------------------------
Net investment income (loss)        1.97%(h)          1.68%           1.63%
---------------------------------------------------------------------------
Portfolio turnover rate               36%               65%             73%
---------------------------------------------------------------------------
Total return(e)                   (14.13%)(j),(k)     3.32%(j)       15.79%(j)
---------------------------------------------------------------------------

PER SHARE INCOME AND CAPITAL CHA  PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED DEC. 31,         2005         2004(B)         2004(C)         2004(D)
Net asset value, beginning of
 period                            $10.64          $10.00          $10.14          $10.14
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATION
Net investment income (loss)          .16             .05             .01             .06
Net gains (losses) (both
 realized and unrealized)             .53             .64            (.15)            .49
-----------------------------------------------------------------------------------------
Total from investment operations      .69             .69            (.14)            .55
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                              (.16)           (.05)             --            (.05)
Distributions from realized
 gains                               (.03)             --              --              --
-----------------------------------------------------------------------------------------
Total distributions                  (.19)           (.05)             --            (.05)
-----------------------------------------------------------------------------------------
Net asset value, end of period     $11.14          $10.64          $10.00          $10.64
-----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUP
Net assets, end of period (in
 millions)                           $466            $529            $296            $529
-----------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)         .45%            .40%           1.40%            .99%
-----------------------------------------------------------------------------------------
-------------- --------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f)         .40%(g),(i)     .40%(h)        1.40%(h)         .99%
-----------------------------------------------------------------------------------------
Net investment income (loss)        1.48%           1.73%(h)         .11%(h)         .79%
-----------------------------------------------------------------------------------------
Portfolio turnover rate              121%             45%             77%            135%
-----------------------------------------------------------------------------------------
Total return(e)                     6.57%(j)        6.95%(j),(k)   (1.38%)(k)       5.42%
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent. The per-share information for the period prior to Sept. 10, 2004 has been restated on a 2.793 to 1 exchange ratio to present such information on a comparable basis with the reorganization date net asset value of $10.00 per share.
(b) For the period from Sept. 10, 2004 (date the Fund became available) to Dec. 31, 2004.
(c)  For the period from Jan. 1, 2004 to Sept. 10, 2004.
(d)  For the period from Jan. 1, 2004 to Dec. 31, 2004.
(e) The total return and ratio of expenses for the Fund included management fee only for the periods since Sept. 10, 2004. Previous period included both management and mortality and expense risk fees under Fund B. Total return does not reflect payment of a sales charge.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).
(h)  Adjusted to an annual basis.
(i) Expense ratio is before reduction for earnings and bank credits on cash balances.
(j) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(k)  Not annualized.
(l)  Six months ended June 30, 2008 (Unaudited).

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT  33

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Trustees (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in November 2007, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' or its affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services being performed

--------------------------------------------------------------------------------

 34 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance was appropriate in light of the particular management style and market conditions involved.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed

--------------------------------------------------------------------------------

 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT 35 profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board observed that the Fund is closed to new investors. The Board also considered that the IMS Agreement provides for a unified asset-based fee and requires RiverSource Investments to provide investment management and other services, including administrative and transfer agency services.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

PROXY VOTING

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or searching the website of the Securities and Exchange Commission
(SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

 36 RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND -- 2008 SEMIANNUAL REPORT

     RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND

     734 Ameriprise Financial Center

     Minneapolis, MN 55474

                                    This report must be accompanied or preceded by the Fund's
                                    current prospectus. Distributed by RiverSource Distributors,
                                    Inc. Member NASD. Insurance and Annuities are issued by
       (RIVERSOURCE INVESTMENTS     RiverSource Life Insurance Company. (C) 2008 RiverSource
       LOGO)                        Distributors, Inc.                                                              S-6350 F (8/08)

Item 2.  Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

(a)(3) Not applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Variable Series Trust


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date September 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date September 3, 2008


By
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date